UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04015

Eaton Vance Mutual Funds Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Global Bond Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Global Bond Fund

Eaton Vance

Global Bond Fund

April 30, 2021

Performance1,2

Portfolio Managers Michael A. Cirami, CFA and Kyle Lee, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	2.57%	9.25%	4.12%	1.79%
Class A with 4.75% Maximum Sales Charge	—	—	–2.29	4.04	3.10	1.29

Class C at NAV	03/01/2011	06/27/2007	2.20	8.49	3.37	1.06
Class C with 1% Maximum Sales Charge	—	—	1.21	7.49	3.37	1.06

Class I at NAV	03/01/2011	06/27/2007	2.72	9.59	4.41	2.08

Bloomberg Barclays Global Aggregate Bond Index (Unhedged)	—	—	–0.17%	3.95%	2.64%	2.05%

Blended Index	—	—	0.44	5.31	2.93	2.22

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

Gross				1.50%	2.20%	1.20%
Net				1.01	1.71	0.71

Fund Profile4

Foreign Currency Exposure (% of net assets)5

Japan	10.1%

Iceland	8.0

Serbia	7.9

Euro	7.6

Indonesia	6.2

Singapore	5.3

China	5.2

Australia	4.7

South Korea	4.6

Egypt	4.2

Ukraine	3.6

Malaysia	3.0

Sweden	3.0

Hungary	3.0

Poland	3.0

Norway	2.0

Other	0.3	*

Total Long	82.1

Total Short	–0.4

Total Net	81.7

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Bond Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Bloomberg Barclays Global Aggregate Bond Index (Unhedged) is an unmanaged index of global investment-grade bonds denominated in the U.S. Dollar, Euro, Japanese Yen, and British Sterling. The index includes corporate bonds, government bonds, and mortgage-backed securities. FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index is a blended index comprised of 50% J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD), 25% J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) and 25% J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD). J.P. Morgan Government Bond Index: Emerging Market Global Diversified (JPM GBI-EM GD) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. J.P. Morgan Emerging Market Bond Index Global Diversified (JPM EMBI GD) is a market-cap weighted index that measures USD-denominated Brady Bonds, Eurobonds, and traded loans issued by sovereign entities. J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (JPM CEMBI BD) is an unmanaged index of USD-denominated emerging market corporate bonds. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. The Blended Index consists of 85% FTSE World Government Bond Index and 15% J.P. Morgan Emerging Markets Bond (JEMB) Hard Currency/Local Currency 50-50 Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective October 14, 2019, the Fund changed its primary benchmark to FTSE World Government Bond Index because the investment adviser believed that in connection with the change in investment strategy, it was a more appropriate benchmark for the Fund. Performance shown prior to October 14, 2019 reflects the Fund’s former investment strategy as a locally denominated international short-term fixed income fund.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[5]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

3

Eaton Vance

Global Bond Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,025.70	$5.07	**	1.01%
Class C	$1,000.00	$1,022.00	$8.57	**	1.71%
Class I	$1,000.00	$1,027.20	$3.57	**	0.71%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.06	**	1.01%
Class C	$1,000.00	$1,016.30	$8.55	**	1.71%
Class I	$1,000.00	$1,021.30	$3.56	**	0.71%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance

Global Bond Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in International Income Portfolio, at value (identified cost, $57,626,764)	$59,138,598

Receivable for Fund shares sold	29,925

Receivable from affiliate	19,537

Total assets	$59,188,060

Liabilities

Payable for Fund shares redeemed	$136,754

Payable to affiliates:

Distribution and service fees	7,862

Trustees’ fees	43

Accrued expenses	56,039

Total liabilities	$200,698

Net Assets	$58,987,362

Sources of Net Assets

Paid-in capital	$94,402,460

Accumulated loss	(35,415,098)

Total	$58,987,362

Class A Shares

Net Assets	$20,604,832

Shares Outstanding	2,455,627

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.39

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$8.81

Class C Shares

Net Assets	$3,212,277

Shares Outstanding	382,830

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.39

Class I Shares

Net Assets	$35,170,253

Shares Outstanding	4,205,565

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.36

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

5	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest allocated from Portfolio (net of foreign taxes, $48,840)	$711,196

Dividends allocated from Portfolio	1,710

Expenses, excluding interest expense, allocated from Portfolio	(207,762)

Interest expense allocated from Portfolio	(2,608)

Total investment income	$502,536

Expenses

Distribution and service fees

Class A	$29,600

Class C	22,139

Trustees’ fees and expenses	250

Custodian fee	10,883

Transfer and dividend disbursing agent fees	24,149

Legal and accounting services	19,131

Printing and postage	13,620

Registration fees	25,648

Miscellaneous	4,814

Total expenses	$150,234

Deduct —

Allocation of expenses to affiliate	$97,144

Total expense reductions	$97,144

Net expenses	$53,090

Net investment income	$449,446

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$117,854

Financial futures contracts	116,680

Swap contracts	499,303

Foreign currency transactions	24,935

Forward foreign currency exchange contracts	192,354

Non-deliverable bond forward contracts	(130,635)

Net realized gain	$820,491

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $1,090)	$999,953

Financial futures contracts	71,068

Swap contracts	(556,138)

Foreign currency	8,874

Forward foreign currency exchange contracts	(329,787)

Non-deliverable bond forward contracts	(10,352)

Net change in unrealized appreciation (depreciation)	$183,618

Net realized and unrealized gain	$1,004,109

Net increase in net assets from operations	$1,453,555

6	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$449,446	$1,475,428

Net realized gain	820,491	1,038,725

Net change in unrealized appreciation (depreciation)	183,618	703,404

Net increase in net assets from operations	$1,453,555	$3,217,557

Distributions to shareholders —

Class A	$(630,110)	$(784,894)

Class C	(116,548)	(295,747)

Class I	(1,167,377)	(1,869,130)

Total distributions to shareholders	$(1,914,035)	$(2,949,771)

Tax return of capital to shareholders —

Class A	$—	$(328,310)

Class C	—	(115,699)

Class I	—	(720,296)

Total tax return of capital to shareholders	$—	$(1,164,305)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$2,468,800	$3,608,276

Class C	291,818	325,798

Class I	6,184,354	10,204,725

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	583,161	1,073,366

Class C	105,746	307,018

Class I	1,162,696	2,438,057

Cost of shares redeemed

Class A	(1,978,415)	(5,090,634)

Class C	(1,017,990)	(4,665,893)

Class I	(5,476,920)	(34,825,264)

Net asset value of shares converted

Class A	1,360,267	244,117

Class C	(1,360,267)	(244,117)

Net increase (decrease) in net assets from Fund share transactions	$2,323,250	$(26,624,551)

Net increase (decrease) in net assets	$1,862,770	$(27,521,070)

Net Assets

At beginning of period	$57,124,592	$84,645,662

At end of period	$58,987,362	$57,124,592

7	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$8.440		$8.510		$8.500		$9.130		$8.770	$9.010

Income (Loss) From Operations

Net investment income(1)	$0.059		$0.176		$0.295		$0.315		$0.246	$0.254

Net realized and unrealized gain (loss)	0.160		0.292		0.174		(0.539)		0.520	0.003

Total income (loss) from operations	$0.219		$0.468		$0.469		$(0.224)		$0.766	$0.257

Less Distributions

From net investment income	$(0.269)		$(0.378)		$(0.459)		$(0.052)		$(0.406)	$—

Tax return of capital	—		(0.160)		—		(0.354)		—	(0.497)

Total distributions	$(0.269)		$(0.538)		$(0.459)		$(0.406)		$(0.406)	$(0.497)

Net asset value — End of period	$8.390		$8.440		$8.510		$8.500		$9.130	$8.770

Total Return(2)(3)	2.57	%(4)	5.72%		5.62%		(2.58)%		8.89%	2.94%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,605		$18,354		$18,677		$19,483		$22,136	$43,471

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	1.01	%(6)(7)	1.01	%(7)	1.11	%(7)	1.11	%(7)	1.10%	1.11	%(7)

Net investment income	1.39	%(6)	2.09%		3.43%		3.51%		2.74%	2.85%

Portfolio Turnover of the Portfolio	64	%(4)(8)	88	%(8)	92%		23%		29%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.53%, 0.49%, 0.40%, 0.34%, 0.37% and 0.27% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Includes interest expense of 0.01% of average daily net assets for the six months ended April 30, 2021 and each of the years ended October 31, 2020, 2019, 2018 and 2016.

(8)	Includes the effect of To-Be-Announced (TBA) transactions.

8	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$8.440		$8.510		$8.500		$9.130		$8.770	$9.000

Income (Loss) From Operations

Net investment income(1)	$0.029		$0.123		$0.237		$0.252		$0.183	$0.192

Net realized and unrealized gain (loss)	0.159		0.286		0.171		(0.539)		0.520	(0.002)

Total income (loss) from operations	$0.188		$0.409		$0.408		$(0.287)		$0.703	$0.190

Less Distributions

From net investment income	$(0.238)		$(0.336)		$(0.398)		$(0.044)		$(0.343)	$—

Tax return of capital	—		(0.143)		—		(0.299)		—	(0.420)

Total distributions	$(0.238)		$(0.479)		$(0.398)		$(0.343)		$(0.343)	$(0.420)

Net asset value — End of period	$8.390		$8.440		$8.510		$8.500		$9.130	$8.770

Total Return(2)(3)	2.20	%(4)	4.98%		4.88%		(3.26)%		8.13%	2.17%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,212		$5,173		$9,517		$14,107		$16,664	$20,096

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	1.71	%(6)(7)	1.71	%(7)	1.81	%(7)	1.81	%(7)	1.80%	1.81	%(7)

Net investment income	0.67	%(6)	1.47%		2.76%		2.81%		2.03%	2.16%

Portfolio Turnover of the Portfolio	64	%(4)(8)	88	%(8)	92%		23%		29%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.53%, 0.49%, 0.40%, 0.34%, 0.37% and 0.27% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Includes interest expense of 0.01% of average daily net assets for the six months ended April 30, 2021 and each of the years ended October 31, 2020, 2019, 2018 and 2016.

(8)	Includes the effect of To-Be-Announced (TBA) transactions.

9	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$8.410		$8.480		$8.480		$9.100		$8.750	$9.000

Income (Loss) From Operations

Net investment income(1)	$0.072		$0.213		$0.319		$0.341		$0.272	$0.284

Net realized and unrealized gain (loss)	0.159		0.279		0.164		(0.529)		0.510	(0.003)

Total income (loss) from operations	$0.231		$0.492		$0.483		$(0.188)		$0.782	$0.281

Less Distributions

From net investment income	$(0.281)		$(0.395)		$(0.483)		$(0.056)		$(0.432)	$—

Tax return of capital	—		(0.167)		—		(0.376)		—	(0.531)

Total distributions	$(0.281)		$(0.562)		$(0.483)		$(0.432)		$(0.432)	$(0.531)

Net asset value — End of period	$8.360		$8.410		$8.480		$8.480		$9.100	$8.750

Total Return(2)(3)	2.72	%(4)	6.04%		5.82%		(2.19)%		9.11%	3.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35,170		$33,597		$56,451		$62,225		$64,381	$74,480

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	0.71	%(6)(7)	0.71	%(7)	0.81	%(7)	0.81	%(7)	0.80%	0.81	%(7)

Net investment income	1.69	%(6)	2.54%		3.73%		3.81%		3.02%	3.20%

Portfolio Turnover of the Portfolio	64	%(4)(8)	88	%(8)	92%		23%		29%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.53%, 0.49%, 0.40%, 0.34%, 0.37% and 0.27% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Includes interest expense of 0.01% of average daily net assets for the six months ended April 30, 2021 and each of the years ended October 31, 2020, 2019, 2018 and 2016.

(8)	Includes the effect of To-Be-Announced (TBA) transactions.

10	See Notes to Financial Statements.

Eaton Vance

Global Bond Fund

April 30, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Global Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions

11

Eaton Vance

Global Bond Fund

April 30, 2021

Notes to Financial Statements — continued

which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. For the six months ended April 30, 2021, management estimates that a portion of distributions for the period will be a tax return of capital. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year and will be reported to the shareholders.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $33,518,909 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $12,016,614 are short-term and $21,502,295 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.500% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion, 0.475% from $1 billion but less than $2.5 billion, 0.455% from $2.5 billion but less than $5 billion, and 0.440% of Investable Assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.00%, 1.70% and 0.70% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $97,144 of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $1,155 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $273 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $29,600 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $16,604 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $5,535 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

12

Eaton Vance

Global Bond Fund

April 30, 2021

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that no CDSCs were paid by Class A and Class C shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,864,236 and $4,390,861, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	285,760	426,434

Issued to shareholders electing to receive payments of distributions in Fund shares	68,094	127,840

Redemptions	(230,701)	(604,996)

Converted from Class C shares	158,535	29,094

Net increase (decrease)	281,688	(21,628)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	33,581	38,434

Issued to shareholders electing to receive payments of distributions in Fund shares	12,312	36,584

Redemptions	(117,200)	(552,039)

Converted to Class A shares	(158,596)	(29,095)

Net decrease	(229,903)	(506,116)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	718,488	1,211,411

Issued to shareholders electing to receive payments of distributions in Fund shares	136,186	291,281

Redemptions	(641,734)	(4,168,097)

Net increase (decrease)	212,940	(2,665,405)

13

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Foreign Corporate Bonds — 3.7%
Security		Principal Amount (000’s omitted)	Value

Iceland — 3.7%

Arion Banki HF, 6.00%, 4/12/24(1)	ISK	100,000	$871,752

Islandsbanki HF, 6.40%, 10/26/23	ISK	40,000	347,375

Landsbankinn HF, 5.00%, 11/23/23(1)	ISK	120,000	1,011,927

Total Iceland			$2,231,054

Total Foreign Corporate Bonds (identified cost $2,178,466)			$2,231,054

Sovereign Government Bonds — 50.1%
Security		Principal Amount (000’s omitted)	Value

Australia — 6.9%

Australian Capital Territory, 1.25%, 5/22/25(1)	AUD	2,350	$1,861,078

New South Wales Treasury Corp., 4.00%, 5/20/26(1)	AUD	2,500	2,228,533

Total Australia			$4,089,611

Dominican Republic — 1.0%

Dominican Republic International Bond, 5.875%, 1/30/60(1)	USD	600	$600,750

Total Dominican Republic			$600,750

Egypt — 2.1%

Arab Republic of Egypt, 8.875%, 5/29/50(1)	USD	1,200	$1,266,068

Total Egypt			$1,266,068

Georgia — 0.2%

Georgia Treasury Bond, 7.00%, 5/30/24	GEL	430	$117,314

Total Georgia			$117,314

Iceland — 4.1%

Republic of Iceland:

5.00%, 11/15/28	ISK	69,792	$612,675

6.50%, 1/24/31	ISK	184,200	1,791,048

Total Iceland			$2,403,723

Indonesia — 6.6%

Indonesia Government Bond:

7.00%, 9/15/30	IDR	13,850,000	$991,715

7.50%, 6/15/35	IDR	35,000,000	2,506,383

Security		Principal Amount (000’s omitted)	Value

Indonesia (continued)

Indonesia Government International Bond, 3.85%, 10/15/30	USD	375	$416,522

Total Indonesia			$3,914,620

Ivory Coast — 1.2%

Ivory Coast Government International Bond, 6.625%, 3/22/48(1)	EUR	550	$692,058

Total Ivory Coast			$692,058

Malaysia — 3.0%

Malaysia Government Investment Issue, 3.726%, 3/31/26	MYR	7,000	$1,792,068

Total Malaysia			$1,792,068

Mongolia — 0.4%

Mongolia Government International Bond, 5.125%, 4/7/26(1)	USD	200	$215,200

Total Mongolia			$215,200

New Zealand — 4.6%

New Zealand Government Bond, 3.00%, 9/20/30(1)(2)	NZD	2,948	$2,730,929

Total New Zealand			$2,730,929

Philippines — 1.5%

Republic of the Philippines, 6.25%, 1/14/36	PHP	34,000	$863,631

Total Philippines			$863,631

Romania — 2.1%

Romania Government International Bond, 3.375%, 1/28/50(1)	EUR	1,000	$1,259,681

Total Romania			$1,259,681

Serbia — 7.8%

Serbia Treasury Bond, 5.875%, 2/8/28	RSD	370,200	$4,593,057

Total Serbia			$4,593,057

South Africa — 3.5%

Republic of South Africa, 10.50%, 12/21/26	ZAR	26,400	$2,080,508

Total South Africa			$2,080,508

14	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

South Korea — 1.6%

Korea Treasury Bond, 4.00%, 12/10/31	KRW	885,000	$934,018

Total South Korea			$934,018

Ukraine — 3.5%

Ukraine Government International Bond, 15.84%, 2/26/25	UAH	53,710	$2,079,129

Total Ukraine			$2,079,129

Total Sovereign Government Bonds (identified cost $28,351,856)			$29,632,365

U.S. Government Agency Mortgage-Backed Securities — 0.4%
Security		Principal Amount	Value

Federal National Mortgage Association: 3.905%, (COF + 1.78%) with maturity at 2035(3)		$212,240	$224,450

			$224,450

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $212,264)			$224,450

Short-Term Investments — 40.5%

Sovereign Government Securities — 4.2%
Security		Principal Amount (000’s omitted)	Value

Egypt — 4.2%

Egypt Treasury Bill:

0.00%, 5/25/21	EGP	10,050	$638,349

0.00%, 7/13/21	EGP	7,325	457,358

0.00%, 10/12/21	EGP	7,750	468,539

0.00%, 12/28/21	EGP	14,800	871,099

Total Egypt			$2,435,345

Georgia — 0.0%(4)

Georgia Treasury Bill, 0.00%, 12/9/21	GEL	36	$9,893

Total Georgia			$9,893

Total Sovereign Government Securities (identified cost $2,437,090)			$2,445,238

U.S. Treasury Obligations — 34.3%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 5/13/21	$6,000	$6,000,002

0.00%, 7/15/21	9,000	8,999,840

0.00%, 8/19/21	5,300	5,299,881

Total U.S. Treasury Obligations (identified cost $20,299,667)		$20,299,723

Other — 2.0%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(5)	1,197,758	$1,197,758

Total Other (identified cost $1,197,758)		$1,197,758

Total Short-Term Investments (identified cost $23,934,515)		$23,942,719

Total Purchased Options — 0.1% (identified cost $32,900)		$62,657

Total Investments — 94.8% (identified cost $54,710,001)		$56,093,245

Other Assets, Less Liabilities — 5.2%		$3,054,232

Net Assets — 100.0%		$59,147,477

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $12,737,976 or 21.5% of the Portfolio’s net assets.

(2)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at April 30, 2021.

(4)	Amount is less than 0.05%.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

15	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Purchased Call Options — 0.1%

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	23,500,000	1.09%	1/4/23	$62,657

Total						$62,657

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	20,841,000	USD	24,507,965	5/4/21	$548,120

EUR	2,500,000	USD	2,972,190	5/4/21	33,434

EUR	259,927	USD	312,900	5/4/21	(403)

EUR	498,325	USD	599,884	5/4/21	(772)

EUR	770,895	USD	928,003	5/4/21	(1,195)

EUR	775,740	USD	933,836	5/4/21	(1,202)

EUR	1,877,397	USD	2,260,010	5/4/21	(2,910)

EUR	2,080,473	USD	2,504,473	5/4/21	(3,225)

EUR	3,536,425	USD	4,257,147	5/4/21	(5,482)

EUR	3,837,904	USD	4,620,067	5/4/21	(5,949)

EUR	3,900,000	USD	4,694,819	5/4/21	(6,045)

NZD	1,997,285	USD	1,433,052	5/4/21	(3,795)

NZD	1,997,285	USD	1,438,245	5/4/21	(8,988)

USD	25,088,389	EUR	20,841,000	5/4/21	32,304

USD	3,009,499	EUR	2,500,000	5/4/21	3,875

USD	1,433,052	NZD	1,997,285	5/4/21	3,795

USD	305,661	EUR	259,927	5/4/21	(6,836)

USD	586,006	EUR	498,325	5/4/21	(13,106)

USD	906,534	EUR	770,895	5/4/21	(20,275)

USD	912,231	EUR	775,740	5/4/21	(20,402)

USD	2,207,724	EUR	1,877,397	5/4/21	(49,376)

USD	2,446,531	EUR	2,080,473	5/4/21	(54,717)

USD	4,158,657	EUR	3,536,425	5/4/21	(93,008)

USD	4,513,181	EUR	3,837,904	5/4/21	(100,937)

USD	4,586,203	EUR	3,900,000	5/4/21	(102,570)

USD	1,432,383	NZD	1,997,285	5/4/21	3,126

INR	35,989,275	USD	486,634	5/5/21	(863)

USD	485,049	INR	35,989,275	5/5/21	(722)

USD	891,229	PHP	43,000,000	5/5/21	(1,593)

IDR	2,699,478,525	USD	185,927	5/11/21	734

IDR	919,607,199	USD	63,338	5/11/21	250

USD	3,803	IDR	55,241,369	5/11/21	(17)

USD	181,822	IDR	2,644,237,156	5/11/21	(1,019)

USD	113,946	NZD	157,550	5/12/21	1,208

INR	35,010,725	USD	466,548	5/19/21	4,727

USD	471,011	INR	35,010,725	5/19/21	(265)

NZD	455,614	USD	338,059	6/1/21	(12,055)

16	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	23,341,000	USD	28,113,076	6/2/21	$(35,437)

USD	4,697,356	EUR	3,900,000	6/2/21	5,921

USD	4,622,564	EUR	3,837,904	6/2/21	5,827

USD	4,259,448	EUR	3,536,425	6/2/21	5,369

USD	2,505,827	EUR	2,080,473	6/2/21	3,159

USD	2,261,232	EUR	1,877,397	6/2/21	2,850

USD	934,340	EUR	775,740	6/2/21	1,178

USD	928,505	EUR	770,895	6/2/21	1,170

USD	600,208	EUR	498,325	6/2/21	757

USD	313,069	EUR	259,927	6/2/21	395

EUR	184,841	USD	221,516	6/16/21	901

USD	669,047	EUR	558,277	6/16/21	(2,723)

USD	760,600	EUR	634,672	6/16/21	(3,095)

AUD	1,319,448	USD	1,018,185	6/25/21	(1,508)

AUD	4,852,801	USD	3,744,786	6/25/21	(5,545)

NZD	510,343	USD	361,991	6/25/21	3,139

USD	5,178,765	AUD	6,711,071	6/25/21	7,669

USD	922,056	AUD	1,194,876	6/25/21	1,365

NZD	364,515	USD	254,373	6/30/21	6,418

USD	2,131,705	NZD	3,054,719	6/30/21	(53,784)

JPY	888,297,369	USD	8,038,381	7/2/21	93,372

USD	1,800,000	JPY	194,157,000	7/2/21	22,626

USD	65,149	NZD	92,450	7/8/21	(992)

NOK	10,000,000	USD	1,176,028	7/13/21	25,429

SEK	15,200,000	USD	1,778,402	7/13/21	18,304

KRW	2,000,000,000	USD	1,787,630	7/26/21	1,520

USD	1,437,706	NZD	1,997,285	7/30/21	8,937

					$227,068

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	725,339	PLN	3,309,796	BNP Paribas	5/5/21	$—	$(752)

EUR	361,223	PLN	1,649,994	BNP Paribas	5/5/21	—	(822)

EUR	359,171	PLN	1,640,210	HSBC Bank USA, N.A.	5/5/21	—	(708)

PLN	1,692,419	EUR	372,960	Bank of America, N.A.	5/5/21	—	(2,110)

PLN	1,517,581	EUR	333,399	Citibank, N.A.	5/5/21	—	(652)

PLN	1,690,000	EUR	372,165	Citibank, N.A.	5/5/21	—	(1,792)

PLN	1,700,000	EUR	374,710	Citibank, N.A.	5/5/21	—	(2,215)

CNH	15,179,877	USD	2,322,130	UBS AG	5/10/21	21,767	—

CNH	4,820,123	USD	738,603	UBS AG	5/10/21	5,663	—

CNH	275,477	USD	42,212	UBS AG	5/10/21	324	—

USD	42,141	CNH	275,477	UBS AG	5/10/21	—	(395)

17	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

THB	10,591,507	USD	352,968	Standard Chartered Bank	5/17/21	$—	$(12,844)

USD	229,024	ZAR	3,283,910	Citibank, N.A.	5/17/21	2,999	—

USD	207,228	ZAR	3,116,090	Citibank, N.A.	5/17/21	—	(7,246)

ZAR	6,400,000	USD	424,628	Citibank, N.A.	5/17/21	15,871	—

SGD	4,670,000	USD	3,518,262	Citibank, N.A.	5/28/21	—	(9,255)

USD	512,295	SGD	680,000	Citibank, N.A.	5/28/21	1,348	—

MYR	3,544,890	USD	874,288	Barclays Bank PLC	6/1/21	—	(10,654)

USD	858,327	MYR	3,544,890	Barclays Bank PLC	6/1/21	—	(5,307)

USD	236,579	THB	7,262,748	Standard Chartered Bank	6/16/21	3,391	—

HUF	533,000,000	EUR	1,472,155	Standard Chartered Bank	6/30/21	6,666	—

USD	746,101	ZAR	11,126,440	Bank of America, N.A.	7/1/21	—	(15,011)

USD	695,834	ZAR	10,400,393	Citibank, N.A.	7/1/21	—	(15,612)

USD	611,214	ZAR	9,225,928	Citibank, N.A.	7/1/21	—	(19,892)

USD	105,396	THB	3,328,759	Standard Chartered Bank	7/16/21	—	(1,467)

PLN	1,649,994	EUR	360,718	BNP Paribas	8/5/21	804	—

PLN	3,309,796	EUR	724,325	BNP Paribas	8/5/21	715	—

PLN	1,640,210	EUR	358,675	HSBC Bank USA, N.A.	8/5/21	683	—

						$60,231	$(106,734)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

4/23/21	COP	309,900	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	$85,407	$(885)

5/3/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	284,158	2,411

5/11/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	288,344	(357)

5/12/21	COP	972,810	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	265,215	(2,078)

5/13/21	COP	1,056,780	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	292,575	(2,832)

5/14/21	COP	1,077,860	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	298,411	(2,859)

5/19/21	COP	228,260	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	63,353	(760)

5/21/21	COP	545,480	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	150,394	(1,610)

5/24/21	COP	378,710	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	104,174	(1,287)

5/28/21	COP	998,840	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	270,322	(97)

						$(10,354)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

18	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation

Interest Rate Futures

Euro-Buxl	(7)	Short	6/8/21	$(1,699,139)	$46,455

U.S. 5-Year Treasury Note	(2)	Short	6/30/21	(247,875)	1,817

U.S. 10-Year Treasury Note	(3)	Short	6/21/21	(396,094)	6,371

U.S. Long Treasury Bond	(4)	Short	6/21/21	(629,000)	11,875

U.S. Ultra-Long Treasury Bond	(3)	Short	6/21/21	(557,719)	8,309

					$74,827

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	5,838	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	$793	$—	$793

BRL	46,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	3,866	—	3,866

BRL	52,136	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(43,116)	—	(43,116)

CNY	21,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.28% (pays quarterly)	6/8/25	(54,645)	—	(54,645)

CNY	9,300	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	9/8/25	5,181	—	5,181

COP	1,017,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	69	—	69

COP	2,054,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	188	—	188

COP	480,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	(538)	—	(538)

COP	514,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	(976)	—	(976)

COP	129,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	353	—	353

COP	181,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	523	—	523

19	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	202,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	$568	$—	$568

MXN	27,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.11% (pays monthly)	5/5/25	(32,971)	—	(32,971)

MXN	24,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.70% (pays monthly)	10/3/29	(806)	—	(806)

THB	70,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.37% (pays semi-annually)	10/17/29	(12,053)	—	(12,053)

USD	200	Receives	3-month USD-LIBOR (pays quarterly)	0.92% (pays semi-annually)	6/30/50	51,418	—	51,418

Total						$(82,146)	$—	$(82,146)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Brazil	$731	1.00% (pays quarterly)(1)	12/20/25	1.90%	$(31,303)	$34,972	$3,669

Chile	651	1.00% (pays quarterly)(1)	12/20/25	0.53	16,176	(14,403)	1,773

Colombia	689	1.00% (pays quarterly)(1)	6/20/26	1.26	(8,289)	6,441	(1,848)

Greece	2,920	1.00% (pays quarterly)(1)	6/20/26	0.80	33,244	(33,308)	(64)

Mexico	689	1.00% (pays quarterly)(1)	12/20/25	0.94	2,906	1,022	3,928

Peru	661	1.00% (pays quarterly)(1)	12/20/25	0.92	3,379	(7,256)	(3,877)

Total	$6,341				$16,113	$(12,532)	$3,581

20	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation

Vietnam	Barclays Bank PLC	$300	1.00% (pays quarterly)(1)	6/20/26	1.05%	$(352)	$1,501	$1,149

Vietnam	Goldman Sachs International	200	1.00% (pays quarterly)(1)	6/20/26	1.05	(235)	1,001	766

Total		$500				$(587)	$2,502	$1,915

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $6,841,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

COF	–	Cost of Funds 11th District

Currency Abbreviations:

AUD	–	Australian Dollar

BRL	–	Brazilian Real

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

JPY	–	Japanese Yen

KRW	–	South Korean Won

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

ZAR	–	South African Rand

21	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $53,512,243)	$54,895,487

Affiliated investment, at value (identified cost, $1,197,758)	1,197,758

Cash	331

Deposits for derivatives collateral —

Financial futures contracts	99,116

Centrally cleared derivatives	3,409,829

Foreign currency, at value (identified cost, $411,401)	409,375

Interest receivable	445,536

Dividends receivable from affiliated investment	47

Receivable for open forward foreign currency exchange contracts	60,231

Receivable for open swap contracts	1,915

Receivable for open non-deliverable bond forward contracts	2,411

Receivable from affiliate	9,074

Total assets	$60,531,110

Liabilities

Payable for investments purchased	$981,012

Payable for variation margin on open financial futures contracts	2,166

Payable for variation margin on open centrally cleared derivatives	66,731

Payable for open forward foreign currency exchange contracts	106,734

Upfront receipts on open non-centrally cleared swap contracts	2,502

Payable for open non-deliverable bond forward contracts	12,765

Payable to affiliates:

Investment adviser fee	24,234

Trustees’ fees	296

Accrued foreign capital gains taxes	11,356

Accrued expenses	175,837

Total liabilities	$1,383,633

Net Assets applicable to investors’ interest in Portfolio	$59,147,477

22	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest (net of foreign taxes, $48,848)	$711,303

Dividends from affiliated investment	1,710

Total investment income	$713,013

Expenses

Investment adviser fee	$148,424

Trustees’ fees and expenses	1,730

Custodian fee	76,610

Legal and accounting services	38,601

Interest expense	2,631

Miscellaneous	3,117

Total expenses	$271,113

Deduct —

Allocation of expenses to affiliate	$60,711

Total expense reductions	$60,711

Net expenses	$210,402

Net investment income	$502,611

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$117,872

Financial futures contracts	116,698

Swap contracts	499,376

Foreign currency transactions	24,939

Forward foreign currency exchange contracts	192,384

Non-deliverable bond forward contracts	(130,654)

Net realized gain	$820,615

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $1,091)	$1,000,008

Financial futures contracts	71,093

Swap contracts	(556,138)

Foreign currency	8,877

Forward foreign currency exchange contracts	(329,835)

Non-deliverable bond forward contracts	(10,354)

Net change in unrealized appreciation (depreciation)	$183,651

Net realized and unrealized gain	$1,004,266

Net increase in net assets from operations	$1,506,877

23	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$502,611	$1,600,727

Net realized gain	820,615	1,038,904

Net change in unrealized appreciation (depreciation)	183,651	703,531

Net increase in net assets from operations	$1,506,877	$3,343,162

Capital transactions —

Contributions	$4,864,236	$4,269,625

Withdrawals	(4,390,862)	(35,089,833)

Net increase (decrease) in net assets from capital transactions	$473,374	$(30,820,208)

Net increase (decrease) in net assets	$1,980,251	$(27,477,046)

Net Assets

At beginning of period	$57,167,226	$84,644,272

At end of period	$59,147,477	$57,167,226

24	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020		2019		2018		2017		2016

Ratios (as a percentage of average daily net assets):

Expenses	0.71	%(1)(2)(3)	0.71	%(1)(3)	0.81	%(1)(3)	0.81	%(1)(3)	0.80	%(1)	0.81	%(1)(3)

Net investment income	1.69	%(2)	2.48%		3.73%		3.81%		3.02%		3.17%

Portfolio Turnover	64	%(4)(5)	88	%(5)	92%		23%		29%		38%

Total Return	2.72	%(1)(4)	6.04	%(1)	5.92	%(1)	(2.28	)%(1)	9.09	%(1)	3.25	%(1)

Net assets, end of period (000’s omitted)	$59,147		$57,167		$84,644		$95,163		$102,912		$138,716

(1)

The investment adviser reimbursed certain operating expenses (equal to 0.20%, 0.16%, 0.09%, 0.11%, 0.13% and 0.08% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(2)	Annualized.

(3)	Includes interest expense of 0.01% of average daily net assets for the six months ended April 30, 2021 and each of the years ended October 31, 2020, 2019, 2018 and 2016.

(4)	Not annualized.

(5)	Includes the effect of To-Be-Announced (TBA) transactions.

25	See Notes to Financial Statements.

International Income Portfolio

April 30, 2021

Notes to Financial Statements

1  Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Global Bond Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

26

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the

27

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

M  When-Issued Securities and Delayed Delivery Transaction — The Portfolio may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

N  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New

28

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.500% of the Portfolio’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion, 0.455% from $2.5 billion but less than $5 billion, and 0.440% of average daily net assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $ 148,424 or 0.500% (annualized) of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $60,711 of the Portfolio’s operating expenses for the six months ended April 30, 2021. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the six months ended April 30, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$10,614,772	$7,208,075

U.S. Government and Agency Securities	9,280,078	12,317,723

	$19,894,850	$19,525,798

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$55,077,805

Gross unrealized appreciation	$1,664,375

Gross unrealized depreciation	(480,547)

Net unrealized appreciation	$1,183,828

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and options contracts to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

29

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $120,086. At April 30, 2021, there were no assets pledged by the Portfolio for such liability.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$62,657	$62,657

Not applicable	55,705 *	847,879 *	137,786 *	1,041,370

Receivable for open forward foreign currency exchange contracts	—	60,231	—	60,231

Receivable for open non-deliverable bond forward contracts	—	—	2,411	2,411

Total Asset Derivatives	$55,705	$908,110	$202,854	$1,166,669

Derivatives not subject to master netting or similar agreements	$55,705	$847,879	$137,786	$1,041,370

Total Asset Derivatives subject to master netting or similar agreements	$—	$60,231	$65,068	$125,299

Not applicable	$(39,592)*	$(620,811)*	$(145,105)*	$(805,508)

Payable for open forward foreign currency exchange contracts	—	(106,734)	—	(106,734)

Payable for open swap contracts; Upfront receipts on open non-centrally cleared swap contracts	(587)	—	—	(587)

Payable for open non-deliverable bond forward contracts	—	—	(12,765)	(12,765)

Total Liability Derivatives	$(40,179)	$(727,545)	$(157,870)	$(925,594)

Derivatives not subject to master netting or similar agreements	$(39,592)	$(620,811)	$(145,105)	$(805,508)

Total Liability Derivatives subject to master netting or similar agreements	$(587)	$(106,734)	$(12,765)	$(120,086)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

30

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$65,068	$(25,344)	$—	$—	$39,724

BNP Paribas	1,519	(1,519)	—	—	—

Citibank, N.A.	20,218	(20,218)	—	—	—

HSBC Bank USA, N.A.	683	(683)	—	—	—

Standard Chartered Bank	10,057	(10,057)	—	—	—

UBS AG	27,754	(395)	—	—	27,359

	$125,299	$(58,216)	$—	$—	$67,083

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(25,344)	$25,344	$—	$—	$—

Barclays Bank PLC	(16,313)	—	—	—	(16,313)

BNP Paribas	(1,574)	1,519	—	—	(55)

Citibank, N.A.	(56,664)	20,218	—	—	(36,446)

Goldman Sachs International	(4,777)	—	—	—	(4,777)

HSBC Bank USA, N.A.	(708)	683	—	—	(25)

Standard Chartered Bank	(14,311)	10,057	—	—	(4,254)

UBS AG	(395)	395	—	—	—

	$(120,086)	$58,216	$—	$—	$(61,870)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

31

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$116,698	$116,698

Swap contracts	242,679	—	256,697	499,376

Forward foreign currency exchange contracts	—	192,384	—	192,384

Non-deliverable bond forward contracts	—	—	(130,654)	(130,654)

Total	$242,679	$192,384	$242,741	$677,804

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$29,757	$29,757

Financial futures contracts	—	—	71,093	71,093

Swap contracts	(54,400)	—	(501,738)	(556,138)

Forward foreign currency exchange contracts	—	(329,835)	—	(329,835)

Non-deliverable bond forward contracts	—	—	(10,354)	(10,354)

Total	$(54,400)	$(329,835)	$(411,242)	$(795,477)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts	Non-deliverable Bond Forward Contracts	Purchased Call Options

$2,632,000	$134,806,000	$38,939,000	$893,000	$13,429,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

32

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

7  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $1,197,758, which represents 2.0% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$3,099,970	$13,623,468	$(15,525,680)	$—	$—	$1,197,758	$1,710	1,197,758

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$2,231,054	$—	$2,231,054

Sovereign Government Bonds	—	29,632,365	—	29,632,365

U.S. Government Agency Mortgage-Backed Securities	—	224,450	—	224,450

Short-Term Investments —

Sovereign Government Securities	—	2,445,238	—	2,445,238

U.S. Treasury Obligations	—	20,299,723	—	20,299,723

Other	—	1,197,758	—	1,197,758

Purchased Call Options	—	62,657	—	62,657

Total Investments	$—	$56,093,245	$—	$56,093,245

Forward Foreign Currency Exchange Contracts	$—	$908,110	$—	$908,110

Futures Contracts	74,827	—	—	74,827

Non-deliverable Bond Forward Contracts	—	2,411	—	2,411

Swap Contracts	—	118,664	—	118,664

Total	$74,827	$57,122,430	$—	$57,197,257

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(727,545)	$—	$(727,545)

Non-deliverable Bond Forward Contracts	—	(12,765)	—	(12,765)

Swap Contracts	—	(185,284)	—	(185,284)

Total	$—	$(925,594)	$—	$(925,594)

33

International Income Portfolio

April 30, 2021

Notes to Financial Statements — continued

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

34

Eaton Vance

Global Bond Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Bond Fund

Eaton Vance Global Bond Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to International Income Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	3,250,618.742	78,459.640	191,520.648	0

Proposal 2	3,249,321.916	77,854.355	193,422.761	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on Proposal 1 and Proposal 2.

Interestholder Meeting

International Income Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

92.297%	2.211%	5.493%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

35

Eaton Vance

Global Bond Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Global Bond Fund and International Income Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Global Bond Fund	Eaton Vance Management	None

International Income Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds,

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

36

Eaton Vance

Global Bond Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

37

Eaton Vance

Global Bond Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

38

Eaton Vance

Global Bond Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

39

Eaton Vance

Global Bond Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

40

Eaton Vance

Global Bond Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

41

Eaton Vance

Global Bond Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Global Bond Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of International Income Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Global Bond Fund and International Income Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

42

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

43

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

44

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

45

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of International Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7758    4.30.21

Eaton Vance

Emerging and Frontier Countries Equity Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Emerging and Frontier Countries Equity Fund

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Performance1,2

Portfolio Managers Marshall L. Stocker, Ph.D., CFA, John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Since Inception

Class A at NAV	11/03/2014	11/01/2013	28.82%	51.16%	10.21%	4.01%
Class A with 5.75% Maximum Sales Charge	—	—	21.37	42.46	8.90	3.19
Class I at NAV	11/03/2014	11/01/2013	28.91	51.31	10.46	4.22

MSCI Emerging Markets Equal Country Weighted Index	—	—	25.98%	34.75%	4.42%	0.30%
MSCI Emerging Markets Index	—	—	22.95	48.71	12.49	6.09
MSCI Frontier Markets Index	—	—	18.52	39.42	7.39	4.45
Blended Index	—	—	22.39	37.50	6.07	2.52

% Total Annual Operating Expense Ratios[3]					Class A	Class I

Gross					1.73%	1.48%
Net					1.65	1.40

Fund Profile4

Common Stock Sector Allocation (% of net assets)5

Country Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

MSCI Emerging Markets Equal Country Weighted Index is an unmanaged index of emerging markets common stock where each country within the index has the same weight. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI Frontier Markets Index is an unmanaged index that measures the performance of stock markets with less-developed economies and financial markets than emerging markets, and that typically have more restrictions on foreign stock ownership. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Blended Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Global Macro Capital Opportunities Portfolio (the Portfolio) into which the Fund invests. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[5]	Depiction does not reflect the Fund’s derivatives positions.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2021, the Fund changed its primary benchmark from the MSCI Emerging Markets Index to the MSCI Emerging Markets Equal Country Weighted Index because the investment adviser believes that the MSCI Emerging Markets Equal Country Weighted Index provides a better basis for comparison with the Fund due to its more diverse country allocation.

Effective March 1, 2021, the Blended Index consists of 50% MSCI Emerging Markets Equal Country Weighted Index and 50% MSCI Frontier Markets Index.

Effective April 1, 2021, the portfolio management team for the Fund is Marshall L. Stocker, John R. Baur and Michael A. Cirami.

3

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,288.20	$9.30	1.64%
Class I	$1,000.00	$1,289.10	$7.89	1.39%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.70	$8.20	1.64%
Class I	$1,000.00	$1,017.90	$6.95	1.39%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Global Macro Capital Opportunities Portfolio, at value (identified cost, $134,886,935)	$175,918,284

Receivable for Fund shares sold	12,636

Total assets	$175,930,920

Liabilities

Payable for Fund shares redeemed	$62,739

Payable to affiliates:

Distribution and service fees	304

Trustees’ fees	43

Other	218

Accrued expenses	71,032

Total liabilities	$134,336

Net Assets	$175,796,584

Sources of Net Assets

Paid-in capital	$138,039,350

Distributable earnings	37,757,234

Total	$175,796,584

Class A Shares

Net Assets	$1,493,611

Shares Outstanding	120,676

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.38

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$13.14

Class I Shares

Net Assets	$174,302,973

Shares Outstanding	14,007,061

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.44

On sales of $50,000 or more, the offering price of Class A shares is reduced.

5	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends allocated from Portfolio (net of foreign taxes, $236,474)	$1,553,750

Interest allocated from Portfolio	2,222

Expenses allocated from Portfolio	(1,036,383)

Total investment income from Portfolio	$519,589

Expenses

Distribution and service fees

Class A	$2,145

Trustees’ fees and expenses	250

Custodian fee	11,145

Transfer and dividend disbursing agent fees	72,812

Legal and accounting services	22,245

Printing and postage	6,898

Registration fees	22,615

Miscellaneous	5,798

Total expenses	$143,908

Net investment income	$375,681

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $125,255)	$15,410,237

Financial futures contracts	1,888,965

Swap contracts	1,526,828

Foreign currency transactions	(240,669)

Forward foreign currency exchange contracts	(106,671)

Net realized gain	$18,478,690

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $96,230)	$23,352,995

Financial futures contracts	191,972

Swap contracts	(301,403)

Foreign currency	3,520

Forward foreign currency exchange contracts	(509,710)

Net change in unrealized appreciation (depreciation)	$22,737,374

Net realized and unrealized gain	$41,216,064

Net increase in net assets from operations	$41,591,745

6	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$375,681	$1,113,375

Net realized gain (loss)	18,478,690	(11,037,455)

Net change in unrealized appreciation (depreciation)	22,737,374	543,133

Net increase (decrease) in net assets from operations	$41,591,745	$(9,380,947)

Distributions to shareholders —

Class A	$—	$(41,078)

Class I	(176,518)	(3,606,777)

Total distributions to shareholders	$(176,518)	$(3,647,855)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$323,504	$519,324

Class I	13,387,731	45,521,487

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	—	41,078

Class I	176,330	3,599,833

Cost of shares redeemed

Class A	(819,808)	(1,225,201)

Class I	(24,166,711)	(68,744,133)

Net decrease in net assets from Fund share transactions	$(11,098,954)	$(20,287,612)

Net increase (decrease) in net assets	$30,316,273	$(33,316,414)

Net Assets

At beginning of period	$145,480,311	$178,796,725

At end of period	$175,796,584	$145,480,311

7	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$9.610		$10.100		$9.700		$10.950		$8.850		$8.570

Income (Loss) From Operations

Net investment income(1)	$0.011		$0.040		$0.091		$0.068		$0.057		$0.045

Net realized and unrealized gain (loss)	2.759		(0.349)		0.571		(1.318)		2.072		0.403

Total income (loss) from operations	$2.770		$(0.309)		$0.662		$(1.250)		$2.129		$0.448

Less Distributions

From net investment income	$—		$(0.181)		$(0.262)		$—		$(0.029)		$(0.168)

Total distributions	$—		$(0.181)		$(0.262)		$—		$(0.029)		$(0.168)

Net asset value — End of period	$12.380		$9.610		$10.100		$9.700		$10.950		$8.850

Total Return(2)	28.82	%(3)	(3.20	)%(4)	7.05	%(4)	(11.42	)%(4)	24.15	%(4)	5.42	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,494		$1,572		$2,328		$2,657		$1,453		$19,599

Ratios (as a percentage of average daily net assets):(5)

Expenses	1.64	%(6)	1.65	%(4)	1.66	%(4)(7)	1.65	%(4)	1.65	%(4)	1.65	%(4)

Net investment income	0.20	%(6)	0.43%		0.91%		0.62%		0.62%		0.55%

Portfolio Turnover of the Portfolio	44	%(3)	44%		43%		39%		32%		40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.02%, 0.07% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

8	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$9.660		$10.150		$9.740		$10.980		$8.870		$8.590

Income (Loss) From Operations

Net investment income(1)	$0.026		$0.067		$0.117		$0.092		$0.098		$0.068

Net realized and unrealized gain (loss)	2.766		(0.348)		0.572		(1.332)		2.063		0.400

Total income (loss) from operations	$2.792		$(0.281)		$0.689		$(1.240)		$2.161		$0.468

Less Distributions

From net investment income	$(0.012)		$(0.209)		$(0.279)		$—		$(0.051)		$(0.188)

Total distributions	$(0.012)		$(0.209)		$(0.279)		$—		$(0.051)		$(0.188)

Net asset value — End of period	$12.440		$9.660		$10.150		$9.740		$10.980		$8.870

Total Return(2)	28.91	%(3)	(2.93	)%(4)	7.31	%(4)	(11.29	)%(4)	24.52	%(4)	5.67	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$174,303		$143,908		$176,468		$159,428		$163,116		$104,170

Ratios (as a percentage of average daily net assets):(5)

Expenses	1.39	%(6)	1.40	%(4)	1.41	%(4)(7)	1.40	%(4)	1.40	%(4)	1.40	%(4)

Net investment income	0.45	%(6)	0.71%		1.17%		0.82%		1.00%		0.82%

Portfolio Turnover of the Portfolio	44	%(3)	44%		43%		39%		32%		40%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.08%, 0.07%, 0.02%, 0.07% and 0.09% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

9	See Notes to Financial Statements.

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Emerging and Frontier Countries Equity Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Capital Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

10

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $21,111,170 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $18,369,156 are short-term and $2,742,014 are long-term.

Additionally, at October 31, 2020, the Fund had a late year ordinary loss of $652,869 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion and 0.88% on Investable Assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.65% and 1.40% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $945 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $490 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $2,145 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

11

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,473,748 and $15,984,133, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	27,082	60,368

Issued to shareholders electing to receive payments of distributions in Fund shares	—	3,945

Redemptions	(70,051)	(131,186)

Net decrease	(42,969)	(66,873)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	1,123,078	4,920,798

Issued to shareholders electing to receive payments of distributions in Fund shares	15,175	344,812

Redemptions	(2,033,092)	(7,741,995)

Net decrease	(894,839)	(2,476,385)

12

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 94.4%
Security	Shares	Value

China — 6.1%

AAC Technologies Holdings, Inc.	12,500	$69,390

Agricultural Bank of China, Ltd., Class H	167,000	64,699

Alibaba Group Holding, Ltd. ADR(1)	6,127	1,415,031

Alibaba Health Information Technology, Ltd.(1)	24,000	73,051

Anhui Conch Cement Co., Ltd., Class H	8,500	50,734

ANTA Sports Products, Ltd.	5,000	89,192

Autohome, Inc. ADR	480	44,510

Baidu, Inc. ADR(1)	1,001	210,540

Bank of China, Ltd., Class H	343,000	136,085

BeiGene, Ltd. ADR(1)	257	88,290

Bilibili, Inc. ADR(1)	703	77,935

BYD Co., Ltd., Class H	3,000	62,384

China Conch Venture Holdings, Ltd.	11,000	51,901

China Construction Bank Corp., Class H	348,000	274,691

China Gas Holdings, Ltd.	15,400	55,509

China Life Insurance Co., Ltd., Class H	36,000	72,977

China Mengniu Dairy Co., Ltd.	14,000	74,929

China Merchants Bank Co., Ltd., Class A	8,100	65,810

China Merchants Bank Co., Ltd., Class H	17,500	140,567

China National Building Material Co., Ltd., Class H	72,000	103,975

China Pacific Insurance Group Co., Ltd., Class H	15,600	56,149

China Petroleum & Chemical Corp., Class H	140,000	69,049

China Resources Beer Holdings Co., Ltd.	8,000	64,446

China Resources Gas Group, Ltd.	8,000	43,285

China Resources Land, Ltd.	17,777	83,233

China Shenhua Energy Co., Ltd., Class H	26,000	54,155

China Tourism Group Duty Free Corp., Ltd., Class A	1,000	47,989

China Tower Corp., Ltd., Class H(2)	346,000	49,772

China Vanke Co., Ltd., Class H	13,800	48,257

China Youzan, Ltd.(1)	132,000	42,496

CITIC Securities Co., Ltd., Class H	19,500	46,889

CITIC, Ltd.	75,000	78,770

Contemporary Amperex Technology Co., Ltd., Class A	900	54,084

Country Garden Holdings Co., Ltd.	46,000	54,684

Country Garden Services Holdings Co., Ltd.	9,000	94,283

CSPC Pharmaceutical Group, Ltd.	55,040	67,938

ENN Energy Holdings, Ltd.	4,400	75,084

Foshan Haitian Flavouring & Food Co., Ltd., Class A	1,400	36,548

GDS Holdings, Ltd. ADR(1)	590	48,952

Geely Automobile Holdings, Ltd.	27,000	70,327

Great Wall Motor Co., Ltd., Class H	17,500	43,445

Guangdong Investment, Ltd.	24,000	36,951

Haidilao International Holding, Ltd.(2)	6,000	38,824

Haier Smart Home Co., Ltd., Class H(1)	13,400	57,626

Security	Shares	Value

China (continued)

Hansoh Pharmaceutical Group Co., Ltd.(1)(2)	10,000	$43,013

Hengan International Group Co., Ltd.	6,000	38,774

Huazhu Group, Ltd. ADR(1)	1,138	67,096

Industrial & Commercial Bank of China, Ltd., Class H	240,000	155,734

Innovent Biologics, Inc.(1)(2)	6,000	65,081

iQIYI, Inc. ADR(1)	2,467	36,290

JD.com, Inc. ADR(1)	3,370	260,703

Jiangsu Hengrui Medicine Co., Ltd., Class A	2,700	34,974

KE Holdings, Inc. ADR(1)	801	41,692

Kingdee International Software Group Co., Ltd.(1)	15,000	49,397

Kingsoft Corp, Ltd.	7,000	49,389

Kweichow Moutai Co., Ltd., Class A	300	92,682

Lenovo Group, Ltd.	52,000	71,050

Li Ning Co., Ltd.	11,000	89,272

Longfor Group Holdings, Ltd.(2)	10,500	65,220

Meituan, Class B(1)(2)	12,600	482,256

NetEase, Inc. ADR	1,689	189,269

New Oriental Education & Technology Group, Inc. ADR(1)	6,670	101,784

NIO, Inc. ADR(1)	4,606	183,503

PetroChina Co., Ltd., Class H	158,000	57,159

PICC Property & Casualty Co., Ltd., Class H	58,000	56,781

Pinduoduo, Inc. ADR(1)	1,528	204,645

Ping An Healthcare and Technology Co., Ltd.(1)(2)	4,000	46,671

Ping An Insurance Group Co. of China, Ltd., Class A	4,200	46,934

Ping An Insurance Group Co. of China, Ltd., Class H	21,500	234,399

Postal Savings Bank of China Co., Ltd., Class H(2)	81,000	52,534

Shandong Weigao Group Medical Polymer Co., Ltd., Class H	20,000	44,776

Shenzhou International Group Holdings, Ltd.	4,100	90,196

Shimao Group Holdings, Ltd.	22,000	63,548

Silergy Corp.	2,000	205,561

Sino Biopharmaceutical, Ltd.	61,500	65,997

Sinopharm Group Co., Ltd., Class H	22,400	69,089

Sunac China Holdings, Ltd.	16,000	62,060

Sunny Optical Technology Group Co., Ltd.	3,600	87,272

TAL Education Group ADR(1)	1,621	92,316

Tencent Holdings, Ltd.	19,400	1,547,577

Tencent Music Entertainment Group ADR(1)	2,687	46,808

Trip.com Group, Ltd. ADR(1)	2,399	93,753

Tsingtao Brewery Co., Ltd., Class H	4,000	36,226

Vipshop Holdings, Ltd. ADR(1)	2,451	75,417

Wuliangye Yibin Co., Ltd., Class A	1,400	61,350

WuXi AppTec Co., Ltd., Class H(2)	2,300	54,190

Wuxi Biologics Cayman, Inc.(1)(2)	14,000	196,529

Xinyi Solar Holdings, Ltd.	24,000	40,028

XPeng, Inc. ADR(1)	1,145	34,247

13	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

China (continued)

Yihai International Holding, Ltd.(1)	3,000	$29,181

Yum China Holdings, Inc.	1,805	113,571

Zai Lab, Ltd. ADR(1)	442	73,465

Zijin Mining Group Co., Ltd., Class H	40,000	55,886

ZTO Express Cayman, Inc. ADR	2,333	75,029

		$10,715,810

Colombia — 3.9%

Bancolombia S.A.	126,100	$938,030

Bancolombia S.A., PFC Shares	220,100	1,641,966

Cementos Argos S.A.	216,700	296,185

Corp. Financiera Colombiana S.A.(1)	43,700	372,811

Ecopetrol S.A.	2,464,000	1,450,839

Grupo Argos S.A.	141,100	398,115

Grupo de Inversiones Suramericana S.A.	112,900	576,336

Interconexion Electrica S.A.	214,300	1,220,720

		$6,895,002

Cyprus — 1.3%

Bank of Cyprus Holdings PLC(1)(3)	1,716,590	$2,130,469

Bank of Cyprus Holdings PLC(1)(3)	45,800	56,695

		$2,187,164

Egypt — 5.6%

Cairo Investment & Real Estate Development Co. SAE	430,700	$329,502

Cleopatra Hospital(1)	1,583,100	465,543

Commercial International Bank Egypt SAE	742,430	2,702,972

Credit Agricole Egypt SAE(1)	424,930	623,679

Eastern Co. SAE	860,680	648,744

Egypt Kuwait Holding Co. SAE	518,122	518,527

Egyptian Financial Group-Hermes Holding Co.(1)	518,920	467,935

ElSewedy Electric Co.	818,720	422,319

Juhayna Food Industries	961,090	337,678

Taaleem Management Services Co. SAE(1)	6,843,500	2,368,568

Talaat Moustafa Group	1,143,290	413,257

Telecom Egypt Co.	631,440	438,337

		$9,737,061

Georgia — 6.3%

Bank of Georgia Group PLC(1)	260,284	$3,673,193

Georgia Capital PLC(1)	382,077	2,970,751

TBC Bank Group PLC(1)	332,806	4,475,179

		$11,119,123

Security	Shares	Value

Greece — 7.9%

Aegean Airlines S.A.(1)	15,000	$96,164

Alpha Services and Holdings S.A.(1)	649,300	1,029,835

Athens Water Supply & Sewage Co. S.A.	20,000	204,201

Eurobank Ergasias Services and Holdings S.A.(1)	1,215,600	1,147,381

GEK Terna Holding Real Estate Construction S.A.(1)	33,800	407,968

Hellenic Exchanges—Athens Stock Exchange S.A.	26,900	132,777

Hellenic Telecommunications Organization S.A.	112,200	1,902,645

Holding Co. ADMIE IPTO S.A.	54,300	175,753

JUMBO S.A.	51,100	954,642

LAMDA Development S.A.(1)	29,024	260,946

Motor Oil (Hellas) Corinth Refineries S.A.	28,500	439,070

Mytilineos S.A.	46,900	871,368

National Bank of Greece S.A.(1)	257,100	801,051

OPAP S.A.	90,307	1,384,960

Piraeus Financial Holdings S.A.(1)	1,000,000	2,604,347

Piraeus Port Authority S.A.	3,500	86,837

Public Power Corp. S.A.(1)	48,900	556,544

Sarantis S.A.	14,700	158,505

Terna Energy S.A.	21,300	318,930

Titan Cement International S.A.	19,300	395,190

		$13,929,114

Indonesia — 3.7%

Astra International Tbk PT	1,493,100	$567,430

Bank Central Asia Tbk PT	684,200	1,514,655

Bank Mandiri Persero Tbk PT	1,367,700	582,313

Bank Negara Indonesia Persero Tbk PT	624,300	245,711

Bank Rakyat Indonesia Persero Tbk PT	3,884,000	1,086,879

Barito Pacific Tbk PT(1)	2,628,100	181,688

Charoen Pokphand Indonesia Tbk PT	607,800	296,329

Indah Kiat Pulp & Paper Tbk PT	244,400	153,575

Indofood Sukses Makmur Tbk PT	413,600	186,552

Kalbe Farma Tbk PT	1,890,500	188,430

Merdeka Copper Gold Tbk PT(1)	444,600	80,420

Semen Indonesia Persero Tbk PT	267,200	192,551

Telkom Indonesia Persero Tbk PT	3,544,600	783,160

Unilever Indonesia Tbk PT	628,500	260,874

United Tractors Tbk PT	148,500	217,343

		$6,537,910

Malaysia — 4.0%

Axiata Group Bhd	194,300	$183,463

CIMB Group Holdings Bhd	421,800	425,827

Dialog Group Bhd	276,100	204,673

Digi.com Bhd	217,700	222,608

14	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Malaysia (continued)

Genting Bhd	151,500	$183,994

Genting Malaysia Bhd	215,500	151,370

Hartalega Holdings Bhd	114,200	286,129

Hong Leong Bank Bhd	45,700	198,647

IHH Healthcare Bhd	155,500	204,101

IOI Corp. Bhd	178,800	178,450

Kuala Lumpur Kepong Bhd	31,400	168,541

Malayan Banking Bhd	256,000	514,156

Malaysia Airports Holdings Bhd	81,300	118,734

Maxis Bhd	164,700	184,891

MISC Bhd	97,000	160,401

Nestle Malaysia Bhd	5,100	168,885

Petronas Chemicals Group Bhd	159,700	319,408

Petronas Gas Bhd	55,500	213,081

PPB Group Bhd	45,000	203,137

Press Metal Aluminium Holdings Bhd	192,400	244,055

Public Bank Bhd	929,900	941,455

QL Resources Bhd	84,900	125,384

RHB Bank Bhd	118,000	149,943

Sime Darby Plantation Bhd	151,600	167,916

Supermax Corp. Bhd	113,100	166,008

Telekom Malaysia Bhd	87,600	122,032

Tenaga Nasional Bhd	150,900	366,675

Top Glove Corp. Bhd	314,400	432,752

		$7,006,716

Pakistan — 5.8%

Engro Corp., Ltd.	497,200	$958,603

Engro Fertilizers, Ltd.	1,136,500	496,233

Fauji Fertilizer Co., Ltd.	1,027,800	703,276

Habib Bank, Ltd.	1,160,500	956,452

Hub Power Co., Ltd. (The)	1,414,900	696,103

Lucky Cement, Ltd.(1)	244,400	1,328,900

Mari Petroleum Co., Ltd.	54,800	540,842

MCB Bank, Ltd.	811,800	862,136

Millat Tractors, Ltd.	70,462	471,096

Oil & Gas Development Co., Ltd.	1,264,700	747,844

Pakistan Oilfields, Ltd.	206,400	472,721

Pakistan Petroleum, Ltd.	1,100,030	579,201

Pakistan State Oil Co., Ltd.	424,700	590,483

United Bank, Ltd.	993,100	818,398

		$10,222,288

Romania — 7.1%

Banca Transilvania S.A.	8,146,170	$4,954,455

BRD-Groupe Societe Generale S.A.(1)	361,930	1,395,159

Security	Shares	Value

Romania (continued)

Digi Communications N.V.(2)	62,290	$540,864

OMV Petrom S.A.	20,017,220	2,161,169

Societatea Energetica Electrica S.A.	245,370	815,125

Societatea Nationala de Gaze Naturale ROMGAZ S.A.	203,820	1,619,951

Transelectrica S.A.	51,390	332,051

Transgaz S.A. Medias	8,340	594,609

		$12,413,383

Serbia — 0.8%

Metalac AD(1)	67,357	$1,297,806

NIS AD Novi Sad(1)	25,114	158,919

		$1,456,725

Slovenia — 1.1%

Krka dd Novo mesto	6,169	$774,981

Nova Ljubljanska Banka dd(1)(2)	11,000	725,895

Nova Ljubljanska Banka dd GDR(1)(4)	28,632	375,000

		$1,875,876

South Korea — 12.4%

AMOREPACIFIC Corp.	880	$213,316

Celltrion Healthcare Co., Ltd.(1)	1,901	191,104

Celltrion, Inc.(1)	2,213	526,788

CJ CheilJedang Corp.	289	102,580

Coway Co., Ltd.	1,764	105,705

Hana Financial Group, Inc.	7,697	315,495

Hanwha Solutions Corp.(1)	4,107	168,569

HLB, Inc.(1)	3,186	94,811

Hyundai Glovis Co., Ltd.	622	106,978

Hyundai Mobis Co., Ltd.	1,524	368,851

Hyundai Motor Co.	3,262	620,275

Kakao Corp.	6,455	657,292

KB Financial Group, Inc.	9,378	461,666

Kia Motors Corp.	5,932	411,458

Korea Electric Power Corp.	7,668	162,734

Korea Investment Holdings Co., Ltd.	1,501	150,682

Korea Shipbuilding & Offshore Engineering Co., Ltd.(1)	1,309	179,720

KT&G Corp.	3,130	231,620

LG Chem, Ltd.	989	825,605

LG Corp.	2,392	270,558

LG Display Co., Ltd.(1)	7,371	160,073

LG Electronics, Inc.	2,453	344,627

LG Household & Health Care, Ltd.	225	310,754

Lotte Chemical Corp.	548	148,768

Naver Corp.	2,703	870,425

15	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

South Korea (continued)

NCsoft Corp.	388	$288,624

POSCO	1,728	564,736

Samsung Biologics Co., Ltd.(1)(2)	424	304,733

Samsung C&T Corp.	2,099	255,437

Samsung Electro-Mechanics Co., Ltd.	1,452	232,045

Samsung Electronics Co., Ltd.	98,182	7,156,042

Samsung Electronics Co., Ltd., PFC Shares	17,786	1,167,728

Samsung Fire & Marine Insurance Co., Ltd.	944	167,708

Samsung Life Insurance Co., Ltd.	2,146	157,157

Samsung SDI Co., Ltd.	1,229	717,343

Samsung SDS Co., Ltd.	984	161,371

Shinhan Financial Group Co., Ltd.	10,767	386,917

SK Holdings Co., Ltd.	867	214,270

SK Hynix, Inc.	11,403	1,300,869

SK Innovation Co., Ltd.(1)	1,367	330,642

SK Telecom Co., Ltd.	1,017	277,004

Woori Financial Group, Inc.	17,016	163,555

		$21,846,635

Taiwan — 10.3%

Accton Technology Corp.	12,000	$135,877

Advantech Co., Ltd.	9,667	122,315

AirTAC International Group	3,000	125,209

ASE Technology Holding Co., Ltd.	61,358	256,399

Asustek Computer, Inc.	15,000	200,905

AU Optronics Corp.(1)	210,000	245,837

Catcher Technology Co., Ltd.	16,000	112,908

Cathay Financial Holding Co., Ltd.	153,087	285,788

Chailease Holding Co., Ltd.	31,200	224,829

China Steel Corp.	234,000	327,485

Chunghwa Telecom Co., Ltd.	71,000	289,419

CTBC Financial Holding Co., Ltd.	334,000	271,823

Delta Electronics, Inc.	34,680	371,524

E.Sun Financial Holding Co., Ltd.	227,278	219,023

First Financial Holding Co., Ltd.	216,590	177,143

Formosa Chemicals & Fibre Corp.	69,000	223,698

Formosa Plastics Corp.	72,000	272,185

Fubon Financial Holding Co., Ltd.	129,000	295,595

Globalwafers Co., Ltd.	5,000	153,245

Hon Hai Precision Industry Co., Ltd.	208,508	857,186

Hotai Motor Co., Ltd.	7,000	150,626

Hua Nan Financial Holdings Co., Ltd.	197,774	134,336

Largan Precision Co., Ltd.	2,000	221,256

MediaTek, Inc.	24,000	1,006,142

Mega Financial Holding Co., Ltd.	214,000	249,771

Nan Ya Plastics Corp.	97,000	304,820

Security	Shares	Value

Taiwan (continued)

Novatek Microelectronics Corp.	12,000	$264,753

Pegatron Corp.	46,000	120,458

President Chain Store Corp.	13,000	125,647

Quanta Computer, Inc.	59,000	206,500

Realtek Semiconductor Corp.	10,000	188,649

Shanghai Commercial & Savings Bank, Ltd. (The)	82,606	128,049

Shin Kong Financial Holding Co., Ltd.	8,061	2,906

Taishin Financial Holding Co., Ltd.	243,685	122,848

Taiwan Cement Corp.	105,412	196,186

Taiwan Cooperative Financial Holding Co., Ltd.	206,110	157,617

Taiwan Mobile Co., Ltd.	38,000	135,935

Taiwan Semiconductor Manufacturing Co., Ltd.	387,000	8,150,068

Uni-President Enterprises Corp.	94,960	254,346

United Microelectronics Corp.	199,000	396,907

Win Semiconductors Corp.	8,000	104,357

Yageo Corp.	7,000	134,819

Yuanta Financial Holding Co., Ltd.	208,422	193,317

		$18,118,706

United Arab Emirates — 6.9%

Abu Dhabi Commercial Bank PJSC	736,600	$1,254,598

Abu Dhabi Islamic Bank PJSC	380,400	498,641

Aldar Properties PJSC	1,008,500	961,101

Dubai Islamic Bank PJSC	470,800	569,560

Emaar Properties PJSC	1,260,100	1,272,180

Emirates NBD Bank PJSC	657,300	2,226,966

Emirates Telecommunications Group Co. PJSC	457,800	2,639,485

First Abu Dhabi Bank PJSC	706,900	2,735,827

		$12,158,358

Vietnam — 11.2%

FPT Corp.	906,725	$3,404,417

Ho Chi Minh City Development Joint Stock Commercial Bank(1)	55	65

Hoa Phat Group JSC	267,238	672,622

Imexpharm Pharmaceutical JSC	48,678	153,239

Masan Group Corp.	50	212

Military Commercial Joint Stock Bank(1)	2,295,061	3,015,267

Mobile World Investment Corp.	148,333	969,990

No Va Land Investment Group Corp.(1)	15,953	90,644

Phat Dat Real Estate Development Corp.(1)	22,700	69,129

Phu Nhuan Jewelry JSC	565,090	2,396,893

Refrigeration Electrical Engineering Corp.(1)	143,700	357,470

SSI Securities Corp.	96	135

Viet Capital Securities JSC	282,825	764,197

Vietnam Dairy Products JSC	130,989	530,047

16	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Vietnam (continued)

Vietnam Prosperity JSC Bank(1)	1,265,987	$3,192,505

Vietnam Technological & Commercial Joint Stock Bank(1)	1,608,600	3,060,910

Vingroup JSC(1)	188,841	1,069,576

		$19,747,318

Total Common Stocks (identified cost $126,768,003)		$165,967,189

Exchange-Traded Funds — 1.8%
Security	Shares	Value

Vietnam — 1.8%

VFMVN Diamond ETF(1)	3,407,100	$3,231,357

Total Exchange-Traded Funds (identified cost $2,898,509)		$3,231,357

Short-Term Investments — 1.7%

U.S. Treasury Obligations — 0.8%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill, 0.00%, 7/15/21(5)	$1,500	$1,499,973

Total U.S. Treasury Obligations (identified cost $1,499,967)		$1,499,973

Other — 0.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(6)	1,506,891	$1,506,891

Total Other (identified cost $1,506,891)		$1,506,891

Total Short-Term Investments (identified cost $3,006,858)		$3,006,864

Total Investments — 97.9% (identified cost $132,673,370)		$172,205,410

Other Assets, Less Liabilities — 2.1%		$3,714,247

Net Assets — 100.0%		$175,919,657

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $2,665,582 or 1.5% of the Portfolio’s net assets.

(3)	Securities are traded on separate exchanges for the same entity.

(4)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $375,000 or 0.2% of the Portfolio’s net assets.

(5)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(6)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Financials	37.0%	$65,081,633

Information Technology	16.0	28,213,528

Consumer Discretionary	9.3	16,415,085

Communication Services	6.7	11,738,885

Energy	5.9	10,288,669

Materials	5.8	10,181,995

Utilities	3.0	5,272,746

Consumer Staples	2.9	5,103,653

Health Care	2.6	4,616,872

Real Estate	2.6	4,555,527

Industrials	2.6	4,498,596

Exchange-Traded Funds	1.8	3,231,357

Short-Term Investments	1.7	3,006,864

Total Investments	97.9%	$172,205,410

17	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	5,232,766	INR	396,000,000	5/19/21	$(97,748)

					$(97,748)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	851,794	USD	1,029,964	Citibank, N.A.	5/10/21	$—	$(5,778)

EUR	3,061,224	USD	3,669,372	HSBC Bank USA, N.A.	5/10/21	11,404	—

USD	132,431	EUR	109,598	Bank of America, N.A.	5/10/21	652	—

USD	6,180	EUR	5,156	HSBC Bank USA, N.A.	5/10/21	—	(19)

USD	230,011	EUR	191,890	HSBC Bank USA, N.A.	5/10/21	—	(715)

USD	180,820	EUR	151,127	HSBC Bank USA, N.A.	5/10/21	—	(893)

USD	295,155	EUR	246,687	HSBC Bank USA, N.A.	5/10/21	—	(1,458)

USD	857,254	EUR	716,135	HSBC Bank USA, N.A.	5/10/21	—	(3,818)

USD	798,601	EUR	671,550	UBS AG	5/10/21	—	(8,862)

USD	1,501,338	EUR	1,262,488	UBS AG	5/10/21	—	(16,661)

USD	2,488,806	EUR	2,092,858	UBS AG	5/10/21	—	(27,619)

USD	4,980,594	EUR	4,188,224	UBS AG	5/10/21	—	(55,271)

USD	5,115,137	EUR	4,301,362	UBS AG	5/10/21	—	(56,764)

USD	9,500,051	EUR	7,988,674	UBS AG	5/10/21	—	(105,425)

USD	1,893,379	AED	6,964,414	Standard Chartered Bank	5/31/22	—	(2,048)

USD	1,579,913	AED	5,817,160	Standard Chartered Bank	7/7/22	—	(3,028)

USD	2,855,790	AED	10,547,575	Standard Chartered Bank	7/7/22	—	(14,370)

USD	4,456,726	AED	16,370,000	Standard Chartered Bank	4/19/23	7,648	—

						$19,704	$(302,729)

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

MSCI Emerging Markets Index	143	Long	6/18/21	$9,556,690	$56,957

SGX CNX Nifty Index	(182)	Short	5/27/21	(5,316,338)	18,201

					$75,158

18	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Abbreviations:

ADR	–	American Depositary Receipt

GDR	–	Global Depositary Receipt

PFC Shares	–	Preference Shares

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

EUR	–	Euro

INR	–	Indian Rupee

USD	–	United States Dollar

19	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $131,166,479)	$170,698,519

Affiliated investment, at value (identified cost, $1,506,891)	1,506,891

Cash	959,677

Deposits for derivatives collateral —

Financial futures contracts	894,179

Centrally cleared derivatives	303,084

Foreign currency, at value (identified cost, $2,057,324)	2,055,764

Dividends receivable	313,520

Dividends receivable from affiliated investment	565

Receivable for open forward foreign currency exchange contracts	19,704

Tax reclaims receivable	13,963

Other assets	12,811

Total assets	$176,778,677

Liabilities

Payable for investments purchased	$66,673

Payable for variation margin on open financial futures contracts	51,859

Payable for variation margin on open centrally cleared derivatives	1,058

Payable for open forward foreign currency exchange contracts	302,729

Payable to affiliates:

Investment adviser fee	143,444

Trustees’ fees	801

Accrued expenses	292,456

Total liabilities	$859,020

Net Assets applicable to investors’ interest in Portfolio	$175,919,657

20	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends (net of foreign taxes, $236,476)	$1,546,903

Dividends from affiliated investment	6,859

Interest	2,222

Total investment income	$1,555,984

Expenses

Investment adviser fee	$846,330

Trustees’ fees and expenses	4,829

Custodian fee	149,024

Legal and accounting services	26,879

Miscellaneous	9,329

Total expenses	$1,036,391

Net investment income	$519,593

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $125,256)	$15,410,351

Financial futures contracts	1,888,979

Swap contracts	1,526,840

Foreign currency transactions	(240,670)

Forward foreign currency exchange contracts	(106,672)

Net realized gain	$18,478,828

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $96,231)	$23,353,165

Financial futures contracts	191,973

Swap contracts	(301,405)

Foreign currency	3,520

Forward foreign currency exchange contracts	(509,713)

Net change in unrealized appreciation (depreciation)	$22,737,540

Net realized and unrealized gain	$41,216,368

Net increase in net assets from operations	$41,735,961

21	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$519,593	$1,310,906

Net realized gain (loss)	18,478,828	(11,037,521)

Net change in unrealized appreciation (depreciation)	22,737,540	543,159

Net increase (decrease) in net assets from operations	$41,735,961	$(9,183,456)

Capital transactions —

Contributions	$4,473,748	$20,177,377

Withdrawals	(15,984,133)	(44,633,383)

Net decrease in net assets from capital transactions	$(11,510,385)	$(24,456,006)

Net increase (decrease) in net assets	$30,225,576	$(33,639,462)

Net Assets

At beginning of period	$145,694,081	$179,333,543

At end of period	$175,919,657	$145,694,081

22	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019		2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	1.22	%(1)	1.28%	1.29	%(2)	1.25%	1.29%	1.30%

Net investment income	0.61	%(1)	0.84%	1.29%		0.97%	1.10%	0.92%

Portfolio Turnover	44	%(3)	44%	43%		39%	32%	40%

Total Return	29.08	%(3)	(2.84)%	7.44%		(11.06)%	24.59%	5.75%

Net assets, end of period (000’s omitted)	$175,920		$145,694	$179,334		$162,169	$164,303	$124,168

(1)	Annualized.

(2)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2019.

(3)	Not annualized.

23	See Notes to Financial Statements.

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Macro Capital Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Emerging and Frontier Countries Equity Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

24

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

25

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

K  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion and 0.88% on average daily net assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $846,330 or 1.00% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the six months ended April 30, 2021, BMR reimbursed the Portfolio $12,811 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $68,668,352 and $65,026,014, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$133,041,783

Gross unrealized appreciation	$43,896,358

Gross unrealized depreciation	(5,038,346)

Net unrealized appreciation	$38,858,012

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts and total return swaps to enhance total return, to manage certain investment risks and/or as a substitute for the purchase of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

26

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $302,729. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $399,993 at April 30, 2021.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Equity Price		Foreign Exchange	Total

Not applicable	$75,158	*	$—	$75,158

Receivable for open forward foreign currency exchange contracts	—		19,704	19,704

Total Asset Derivatives	$75,158		$19,704	$94,862

Derivatives not subject to master netting or similar agreements	$75,158		$—	$75,158

Total Asset Derivatives subject to master netting or similar agreements	$—		$19,704	$19,704

Not applicable	$—		$(97,748)*	$(97,748)

Payable for open forward foreign currency exchange contracts	—		(302,729)	(302,729)

Total Liability Derivatives	$—		$(400,477)	$(400,477)

Derivatives not subject to master netting or similar agreements	$—		$(97,748)	$(97,748)

Total Liability Derivatives subject to master netting or similar agreements	$—		$(302,729)	$(302,729)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

27

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$652	$—	$—	$—	$652

HSBC Bank USA, N.A.	11,404	(6,903)	—	—	4,501

Standard Chartered Bank	7,648	(7,648)	—	—	—

	$19,704	$(14,551)	$—	$—	$5,153

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(5,778)	$—	$—	$—	$(5,778)

HSBC Bank USA, N.A.	(6,903)	6,903	—	—	—

Standard Chartered Bank	(19,446)	7,648	—	—	(11,798)

UBS AG	(270,602)	—	270,602	—	—

	$(302,729)	$14,551	$270,602	$—	$(17,576)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Statement of Operations Caption	Equity Price	Foreign Exchange	Total

Net realized gain (loss) —

Financial futures contracts	$1,888,979	$—	$1,888,979

Swap contracts	1,526,840	—	1,526,840

Forward foreign currency exchange contracts	—	(106,672)	(106,672)

Total	$3,415,819	$(106,672)	$3,309,147

Change in unrealized appreciation (depreciation) —

Financial futures contracts	$191,973	$—	$191,973

Swap contracts	(301,405)	—	(301,405)

Forward foreign currency exchange contracts	—	(509,713)	(509,713)

Total	$(109,432)	$(509,713)	$(619,145)

28

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Swap Contracts

$8,100,000	$762,000	$33,400,000	$9,020,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

7  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $1,506,891, which represents 0.9% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$15,684,838	$58,436,253	$(72,614,200)	$—	$—	$1,506,891	$6,859	1,506,891

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks

Asia/Pacific	$3,574,846	$90,620,537	$—	$94,195,383

Emerging Europe	—	42,981,385	—	42,981,385

Latin America	6,895,002	—	—	6,895,002

Middle East/Africa	2,368,568	19,526,851	—	21,895,419

Total Common Stocks	$12,838,416	$153,128,773 *	$—	$165,967,189

Exchange-Traded Funds	$—	$3,231,357	$—	$3,231,357

Short-Term Investments —

U.S. Treasury Obligations	—	1,499,973	—	1,499,973

Other	—	1,506,891	—	1,506,891

Total Investments	$12,838,416	$159,366,994	$—	$172,205,410

Forward Foreign Currency Exchange Contracts	$—	$19,704	$—	$19,704

Futures Contracts	56,957	18,201	—	75,158

Total	$12,895,373	$159,404,899	$—	$172,300,272

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(400,477)	$—	$(400,477)

Total	$—	$(400,477)	$—	$(400,477)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Frontier markets are among the smallest and least mature investment markets. Frontier market countries may have greater political or economic instability and may also be subject to trade barriers, adjustments in currency values and developing or changing securities laws and other regulations. Investments in frontier market countries generally are less liquid and subject to greater price volatility than investments in developed markets or emerging markets.

30

Global Macro Capital Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

31

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Emerging and Frontier Countries Equity Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Global Macro Capital Opportunities Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	13,869,002.282	9,932.785	17,460.243	0

Proposal 2	13,863,996.977	11,632.467	20,765.868	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Global Macro Capital Opportunities Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

99.767%	0.084%	0.149%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

32

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Emerging and Frontier Countries Equity Fund and Global Macro Capital Opportunities Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Emerging and Frontier Countries Equity Fund	Eaton Vance Management	None

Global Macro Capital Opportunities Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds,

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

33

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

34

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

35

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the

Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

36

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

37

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

38

Eaton Vance

Emerging and Frontier Countries Equity Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Emerging and Frontier Countries Equity Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Global Macro Capital Opportunities Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Emerging and Frontier Countries Equity Fund and Global Macro Capital Opportunities Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

39

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

40

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

41

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

42

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Capital Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging and Frontier Countries Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

18473    4.30.21

Eaton Vance

Emerging Markets Local Income Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Emerging Markets Local Income Fund

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Performance1,2

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	06/27/2007	3.08%	11.54%	5.11%	1.34%
Class A with 4.75% Maximum Sales Charge	—	—	–1.81	6.30	4.10	0.85
Class C at NAV	08/03/2010	06/27/2007	2.54	10.52	4.38	0.62
Class C with 1% Maximum Sales Charge	—	—	1.55	9.52	4.38	0.62
Class I at NAV	11/30/2009	06/27/2007	3.24	11.88	5.44	1.64

J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged)	—	—	4.17%	11.22%	3.01%	0.27%

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

Gross				1.22%	1.92%	0.92%
Net				1.20	1.90	0.90

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Fund Profile4

Asset Allocation (% of net assets)5

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)6

Indonesia	11.6

Poland	10.5

China	10.1

Egypt	10.0

Malaysia	9.3

Brazil	9.3

Russia	9.1

Mexico	8.7

Serbia	7.1

Hungary	6.6

Thailand	5.6

Ukraine	5.0

Colombia	5.0

Czech Republic	3.8

Uruguay	3.6

Uzbekistan	3.5

Chile	3.4

Peru	2.3

Turkey	1.8

Georgia	1.7

Dominican Republic	1.0

Other	0.1	*

Euro	–8.9

Total Long	130.2

Total Short	–10.0

Total Net	120.2

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

J.P. Morgan Government Bond Index: Emerging Markets Global Diversified (JPM GBI-EM GD) (Unhedged) is an unmanaged index of local-currency bonds with maturities of more than one year issued by emerging markets governments. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The Index is used with permission. The Index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2021, J.P. Morgan Chase & Co. All rights reserved. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]	Currency exposures include all foreign exchange denominated assets and currency derivatives. Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective June 30, 2021, the portfolio managers of the Fund will be John R. Baur, Michael A. Cirami and Brian Shaw.

4

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,030.80	$5.79	1.15%
Class C	$1,000.00	$1,025.40	$9.29	1.85%
Class I	$1,000.00	$1,032.40	$4.28	0.85%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.76	1.15%
Class C	$1,000.00	$1,015.60	$9.25	1.85%
Class I	$1,000.00	$1,020.60	$4.26	0.85%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $1,602,687,030)	$1,584,196,190

Receivable for Fund shares sold	18,655,740

Total assets	$1,602,851,930

Liabilities

Payable for Fund shares redeemed	$2,218,262

Payable to affiliates:

Distribution and service fees	87,283

Trustees’ fees	43

Accrued expenses	307,358

Total liabilities	$2,612,946

Net Assets	$1,600,238,984

Sources of Net Assets

Paid-in capital	$1,657,027,683

Accumulated loss	(56,788,699)

Total	$1,600,238,984

Class A Shares

Net Assets	$158,323,676

Shares Outstanding	32,159,253

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.92

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$5.17

Class C Shares

Net Assets	$60,242,668

Shares Outstanding	12,101,519

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$4.98

Class I Shares

Net Assets	$1,381,672,640

Shares Outstanding	280,803,530

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.92

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest allocated from Portfolio (net of foreign taxes, $2,448,387)	$38,506,331

Dividends allocated from Portfolio	114,521

Expenses allocated from Portfolio	(5,414,883)

Total investment income from Portfolio	$33,205,969

Expenses

Distribution and service fees

Class A	$224,317

Class C	304,721

Trustees’ fees and expenses	250

Custodian fee	30,737

Transfer and dividend disbursing agent fees	494,447

Legal and accounting services	24,000

Printing and postage	208,494

Registration fees	49,628

Miscellaneous	6,471

Total expenses	$1,343,065

Net investment income	$31,862,904

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $152,207)	$2,815,074

Securities sold short	118,397

Financial futures contracts	768,779

Swap contracts	12,267,815

Foreign currency transactions	(34,669)

Forward foreign currency exchange contracts	6,851,706

Non-deliverable bond forward contracts	(9,800,289)

Net realized gain	$12,986,813

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $311,305)	$(5,443,789)

Securities sold short	282,324

Financial futures contracts	61,828

Swap contracts	(31,639,717)

Foreign currency	249,850

Forward foreign currency exchange contracts	7,146,992

Non-deliverable bond forward contracts	1,089,938

Net change in unrealized appreciation (depreciation)	$(28,252,574)

Net realized and unrealized loss	$(15,265,761)

Net increase in net assets from operations	$16,597,143

7	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$31,862,904	$66,414,864

Net realized gain (loss)	12,986,813	(41,636,901)

Net change in unrealized appreciation (depreciation)	(28,252,574)	(46,407,886)

Net increase (decrease) in net assets from operations	$16,597,143	$(21,629,923)

Distributions to shareholders —

Class A	$(7,397,637)	$(5,302,962)

Class C	(2,737,491)	(2,204,003)

Class I	(64,204,840)	(37,213,761)

Total distributions to shareholders	$(74,339,968)	$(44,720,726)

Tax return of capital to shareholders —

Class A	$—	$(14,029,463)

Class C	—	(5,830,888)

Class I	—	(98,452,351)

Total tax return of capital to shareholders	$—	$(118,312,702)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$56,499,620	$60,982,647

Class C	10,250,284	18,540,195

Class I	746,975,367	698,914,541

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	6,773,309	17,771,603

Class C	2,664,464	7,791,365

Class I	58,637,425	121,886,362

Cost of shares redeemed

Class A	(33,282,955)	(81,245,981)

Class C	(7,449,945)	(19,502,304)

Class I	(355,482,167)	(621,864,337)

Net asset value of shares converted

Class A	3,077,629	1,179,537

Class C	(3,077,629)	(1,179,537)

Net increase in net assets from Fund share transactions	$485,585,402	$203,274,091

Net increase in net assets	$427,842,577	$18,610,740

Net Assets

At beginning of period	$1,172,396,407	$1,153,785,667

At end of period	$1,600,238,984	$1,172,396,407

8	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$5.030		$5.760		$5.190		$6.310		$6.400		$6.150

Income (Loss) From Operations

Net investment income(1)	$0.106		$0.286		$0.363		$0.408		$0.343		$0.346

Net realized and unrealized gain (loss)	0.034	(2)	(0.293)		0.759		(0.970)		0.124		0.573

Total income (loss) from operations	$0.140		$(0.007)		$1.122		$(0.562)		$0.467		$0.919

Less Distributions

From net investment income	$(0.250)		$(0.198)		$(0.552)		$—		$(0.502)		$(0.078)

Tax return of capital	—		(0.525)		—		(0.558)		(0.055)		(0.591)

Total distributions	$(0.250)		$(0.723)		$(0.552)		$(0.558)		$(0.557)		$(0.669)

Net asset value — End of period	$4.920		$5.030		$5.760		$5.190		$6.310		$6.400

Total Return(3)	3.08	%(4)	(0.31	)%(5)	22.64	%(5)	(9.65	)%(5)	7.75%		15.94	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$158,324		$129,954		$152,308		$107,550		$87,390		$86,313

Ratios (as a percentage of average daily net assets):(6)

Expenses	1.15	%(7)	1.20	%(5)	1.20	%(5)	1.23	%(5)(8)	1.26	%(8)	1.30	%(5)(8)

Net investment income	4.13	%(7)	5.40%		6.57%		6.84%		5.45%		5.56%

Portfolio Turnover of the Portfolio	24	%(4)	56%		46%		52%		40%		73%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02%, 0.09% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02%, 0.02% and 0.05% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

9	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$5.080		$5.820		$5.240		$6.380		$6.470		$6.190

Income (Loss) From Operations

Net investment income(1)	$0.089		$0.250		$0.328		$0.373		$0.302		$0.305

Net realized and unrealized gain (loss)	0.045	(2)	(0.298)		0.770		(0.992)		0.126		0.579

Total income (loss) from operations	$0.134		$(0.048)		$1.098		$(0.619)		$0.428		$0.884

Less Distributions

From net investment income	$(0.234)		$(0.190)		$(0.518)		$—		$(0.467)		$(0.070)

Tax return of capital	—		(0.502)		—		(0.521)		(0.051)		(0.534)

Total distributions	$(0.234)		$(0.692)		$(0.518)		$(0.521)		$(0.518)		$(0.604)

Net asset value — End of period	$4.980		$5.080		$5.820		$5.240		$6.380		$6.470

Total Return(3)	2.54	%(4)	(0.90	)%(5)	21.87	%(5)	(10.42	)%(5)	7.01%		15.13	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$60,243		$59,169		$62,869		$44,416		$41,754		$34,379

Ratios (as a percentage of average daily net assets):(6)

Expenses	1.85	%(7)	1.90	%(5)	1.90	%(5)	1.93	%(5)(8)	1.96	%(8)	2.00	%(5)(8)

Net investment income	3.41	%(7)	4.68%		5.88%		6.17%		4.74%		4.87%

Portfolio Turnover of the Portfolio	24	%(4)	56%		46%		52%		40%		73%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02%, 0.09% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02%, 0.02% and 0.05% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

10	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$5.020		$5.760		$5.190		$6.310		$6.400		$6.160

Income (Loss) From Operations

Net investment income(1)	$0.114		$0.301		$0.381		$0.427		$0.363		$0.364

Net realized and unrealized gain (loss)	0.043	(2)	(0.302)		0.757		(0.971)		0.123		0.576

Total income (loss) from operations	$0.157		$(0.001)		$1.138		$(0.544)		$0.486		$0.940

Less Distributions

From net investment income	$(0.257)		$(0.202)		$(0.568)		$—		$(0.519)		$(0.082)

Tax return of capital	—		(0.537)		—		(0.576)		(0.057)		(0.618)

Total distributions	$(0.257)		$(0.739)		$(0.568)		$(0.576)		$(0.576)		$(0.700)

Net asset value — End of period	$4.920		$5.020		$5.760		$5.190		$6.310		$6.400

Total Return(3)	3.24	%(4)	(0.01	)%(5)	23.00	%(5)	(9.38	)%(5)	8.07%		16.32	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,381,673		$983,273		$938,608		$555,630		$414,676		$164,460

Ratios (as a percentage of average daily net assets):(6)

Expenses	0.85	%(7)	0.90	%(5)	0.90	%(5)	0.93	%(5)(8)	0.96	%(8)	1.00	%(5)(8)

Net investment income	4.43	%(7)	5.68%		6.90%		7.15%		5.72%		5.84%

Portfolio Turnover of the Portfolio	24	%(4)	56%		46%		52%		40%		73%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of Fund share transactions and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)

The investment adviser reimbursed certain operating expenses (equal to 0.02%, 0.02%, 0.09% and 0.08% of average daily net assets for the years ended October 31, 2020, 2019, 2018 and 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.02%, 0.02% and 0.05% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively.

11	See Notes to Financial Statements.

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.6% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

12

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. For the six months ended April 30, 2021, management estimates that a portion of distributions for the period will be a tax return of capital. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year and will be reported to the shareholders.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $28,978,357 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $9,843,600 are short-term and $19,134,757 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.650% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion and 0.575% on Investable Assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.20%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $6,080 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $96,177 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $224,317 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $228,541 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $76,180 for Class C shares.

13

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $10,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $489,259,652 and $100,339,269, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	10,844,465	11,269,552

Issued to shareholders electing to receive payments of distributions in Fund shares	1,322,470	3,326,503

Redemptions	(6,450,559)	(15,400,058)

Converted from Class C shares	584,012	226,188

Net increase (decrease)	6,300,388	(577,815)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	1,939,002	3,337,465

Issued to shareholders electing to receive payments of distributions in Fund shares	513,718	1,444,632

Redemptions	(1,417,375)	(3,711,667)

Converted to Class A shares	(577,551)	(223,953)

Net increase	457,794	846,477

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	142,984,111	130,966,684

Issued to shareholders electing to receive payments of distributions in Fund shares	11,461,016	22,887,277

Redemptions	(69,380,537)	(121,066,673)

Net increase	85,064,590	32,787,288

14

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Foreign Corporate Bonds — 1.9%
Security		Principal Amount (000’s omitted)	Value

Brazil — 0.5%

Simpar Finance S.a.r.l., 10.75%, 2/12/28(1)	BRL	53,195	$9,128,166

Total Brazil			$9,128,166

Mexico — 0.1%

Petroleos Mexicanos:

7.19%, 9/12/24(2)	MXN	10,630	$495,730

7.65%, 11/24/21	MXN	5,900	291,712

Total Mexico			$787,442

Peru — 0.9%

Alicorp SAA, 6.875%, 4/17/27(1)	PEN	25,530	$7,656,572

Telefonica del Peru SAA, 7.375%, 4/10/27(2)	PEN	24,500	6,707,208

Total Peru			$14,363,780

Uzbekistan — 0.4%

Ipoteka-Bank ATIB, 16.00%, 4/16/24(1)	UZS	29,670,000	$2,814,773

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(1)	UZS	48,000,000	4,527,327

Total Uzbekistan			$7,342,100

Total Foreign Corporate Bonds (identified cost $34,039,055)			$31,621,488

Loan Participation Notes — 2.3%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 2.3%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(1)(3)(4)	UZS	159,708,000	$15,107,484

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(1)(3)(4)	UZS	253,458,000	23,960,296

Total Uzbekistan			$39,067,780

Total Loan Participation Notes (identified cost $41,241,958)			$39,067,780

Sovereign Government Bonds — 61.7%
Security		Principal Amount (000’s omitted)	Value

Belarus — 0.1%

Republic of Belarus, 6.875%, 2/28/23(1)	USD	2,164	$2,213,999

Total Belarus			$2,213,999

Bosnia and Herzegovina — 0.1%

Republic of Srpska:

1.50%, 6/30/23	BAM	97	$59,923

1.50%, 10/30/23	BAM	265	163,187

1.50%, 12/15/23	BAM	14	8,872

1.50%, 5/31/25	BAM	2,781	1,699,403

1.50%, 6/9/25	BAM	267	163,438

1.50%, 12/24/25	BAM	290	177,981

1.50%, 9/25/26	BAM	217	132,975

1.50%, 9/26/27	BAM	77	46,467

Total Bosnia and Herzegovina			$2,452,246

Brazil — 0.3%

Nota do Tesouro Nacional, 10.00%, 1/1/27	BRL	22,375	$4,404,440

Total Brazil			$4,404,440

China — 3.8%

China Government Bond, 2.68%, 5/21/30	CNY	438,820	$64,986,926

Total China			$64,986,926

Colombia — 0.1%

Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	$1,096,699

Total Colombia			$1,096,699

Costa Rica — 0.1%

Costa Rica Government International Bond, 4.25%, 1/26/23(1)	USD	1,468	$1,491,488

Titulo Propiedad UD, 1.00%, 1/12/22(5)	CRC	66,655	105,562

Total Costa Rica			$1,597,050

Dominican Republic — 1.0%

Dominican Republic:

8.90%, 2/15/23(1)	DOP	201,850	$3,706,797

9.75%, 6/5/26(1)	DOP	668,600	13,022,117

Total Dominican Republic			$16,728,914

15	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Egypt — 2.5%

Egypt Government Bond:

14.06%, 1/12/26	EGP	296,986	$18,806,773

14.483%, 4/6/26	EGP	105,523	6,755,146

14.556%, 10/13/27	EGP	261,586	16,769,805

Total Egypt			$42,331,724

Georgia — 0.9%

Georgia Treasury Bond:

7.00%, 5/30/24	GEL	30,533	$8,330,080

7.375%, 9/27/23	GEL	6,187	1,723,116

8.125%, 1/25/23	GEL	3,108	890,984

9.375%, 4/9/22	GEL	13,205	3,853,532

Total Georgia			$14,797,712

Indonesia — 9.0%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	631,775,000	$43,859,050

7.375%, 5/15/48	IDR	72,833,000	5,098,461

7.50%, 8/15/32	IDR	70,753,000	5,134,282

7.50%, 5/15/38	IDR	667,200,000	47,418,082

7.50%, 4/15/40	IDR	402,471,000	28,613,194

8.25%, 6/15/32	IDR	11,609,000	885,359

8.25%, 5/15/36	IDR	242,576,000	18,494,384

8.375%, 4/15/39	IDR	43,001,000	3,308,353

9.50%, 5/15/41	IDR	5,702,000	486,999

Total Indonesia			$153,298,164

Iraq — 0.1%

Republic of Iraq, 6.752%, 3/9/23(1)	USD	1,710	$1,746,030

Total Iraq			$1,746,030

Jordan — 0.1%

Jordan Government International Bond, 4.95%, 7/7/25(1)	USD	1,620	$1,680,977

Total Jordan			$1,680,977

Macedonia — 0.1%

Republic of Macedonia, 3.975%, 7/24/21(1)	EUR	1,470	$1,782,771

Total Macedonia			$1,782,771

Malaysia — 6.6%

Malaysia Government Bond:

3.726%, 3/31/26	MYR	132,970	$34,041,613

Security		Principal Amount (000’s omitted)	Value

Malaysia (continued)

Malaysia Government Bond: (continued)

3.733%, 6/15/28	MYR	81,500	$20,803,998

3.828%, 7/5/34	MYR	28,100	6,843,929

3.955%, 9/15/25	MYR	161,030	41,494,715

4.254%, 5/31/35	MYR	40,240	10,207,741

Total Malaysia			$113,391,996

Mexico — 1.6%

Mexican Bonos:

7.75%, 11/13/42	MXN	230,000	$11,316,727

8.50%, 5/31/29	MXN	224,000	12,332,615

8.50%, 11/18/38	MXN	36,100	1,935,849

10.00%, 11/20/36	MXN	22,074	1,354,998

Total Mexico			$26,940,189

Mongolia — 0.1%

Mongolia Government International Bond, 5.625%, 5/1/23(1)	USD	1,623	$1,712,259

Total Mongolia			$1,712,259

Oman — 0.0%(6)

Oman Government International Bond, 3.625%, 6/15/21(1)	USD	600	$601,516

Total Oman			$601,516

Paraguay — 0.0%(6)

Republic of Paraguay, 4.625%, 1/25/23(1)	USD	580	$613,350

Total Paraguay			$613,350

Peru — 1.5%

Peru Government Bond:

6.714%, 2/12/55	PEN	4,100	$1,114,601

6.85%, 2/12/42	PEN	19,284	5,334,297

6.90%, 8/12/37	PEN	41,002	11,560,675

6.95%, 8/12/31	PEN	22,900	6,781,162

Total Peru			$24,790,735

Romania — 2.8%

Romanian Government Bond:

3.25%, 6/24/26	RON	57,650	$14,516,619

4.15%, 1/26/28	RON	48,045	12,700,131

16	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Romania (continued)

Romanian Government Bond: (continued)

4.85%, 4/22/26	RON	32,030	$8,640,625

5.80%, 7/26/27	RON	16,020	4,607,623

Romanian Government International Bond:

2.75%, 2/26/26(1)	EUR	2,755	3,654,609

3.624%, 5/26/30(1)	EUR	2,755	3,826,680

Total Romania			$47,946,287

Russia — 1.5%

Russia Government Bond:

2.50%, 2/2/28(5)	RUB	1,119,530	$14,731,670

7.70%, 3/23/33	RUB	778,365	10,891,055

7.75%, 9/16/26	RUB	31,480	441,605

8.50%, 9/17/31	RUB	8,092	119,595

Total Russia			$26,183,925

Rwanda — 0.1%

Republic of Rwanda, 6.625%, 5/2/23(1)	USD	1,560	$1,651,402

Total Rwanda			$1,651,402

Serbia — 7.1%

Republic of Serbia, 7.25%, 9/28/21(1)	USD	1,396	$1,432,183

Serbia Treasury Bond:

4.50%, 1/11/26	RSD	5,136,670	57,522,801

4.50%, 8/20/32	RSD	3,140,130	35,741,018

5.875%, 2/8/28	RSD	2,161,980	26,823,601

Total Serbia			$121,519,603

Seychelles — 0.1%

Republic of Seychelles, 8.00%, 1/1/26(1)	USD	983	$971,712

Total Seychelles			$971,712

South Africa — 8.2%

Republic of South Africa:

8.25%, 3/31/32	ZAR	95,739	$5,816,280

8.50%, 1/31/37	ZAR	417,200	23,356,296

8.75%, 1/31/44	ZAR	408,487	22,504,050

8.75%, 2/28/48	ZAR	231,000	12,691,503

10.50%, 12/21/26	ZAR	971,954	76,596,860

Total South Africa			$140,964,989

Security		Principal Amount (000’s omitted)	Value

Thailand — 3.7%

Thailand Government Bond:

1.25%, 3/12/28(1)(5)	THB	1,108,537	$34,920,731

3.30%, 6/17/38	THB	594,751	21,629,431

3.40%, 6/17/36	THB	205,000	7,557,160

Total Thailand			$64,107,322

Tunisia — 0.1%

Banque Centrale de Tunisie International Bond, 6.75%, 10/31/23(1)	EUR	1,460	$1,710,841

Total Tunisia			$1,710,841

Turkey — 1.3%

Republic of Turkey, 5.125%, 3/25/22	USD	540	$549,777

Turkey Government Bond:

7.10%, 3/8/23	TRY	70,204	7,144,420

8.00%, 3/12/25	TRY	76,500	6,801,027

10.70%, 8/17/22	TRY	9,380	1,054,276

12.40%, 3/8/28	TRY	23,227	2,216,998

16.20%, 6/14/23	TRY	36,761	4,352,707

Total Turkey			$22,119,205

Ukraine — 7.3%

Ukraine Government International Bond:

9.79%, 5/26/27	UAH	45,679	$1,435,325

9.84%, 2/15/23	UAH	57,091	1,962,043

9.99%, 5/22/24	UAH	399,860	13,252,907

10.00%, 8/23/23	UAH	672,489	22,808,936

11.67%, 11/22/23	UAH	57,092	2,008,158

15.84%, 2/26/25	UAH	2,156,567	83,481,289

Total Ukraine			$124,948,658

Uruguay — 1.5%

Republic of Uruguay:

3.875%, 7/2/40(5)	UYU	554,625	$14,706,930

9.875%, 6/20/22(1)	UYU	437,462	10,332,844

Total Uruguay			$25,039,774

Uzbekistan — 0.0%(6)

Republic of Uzbekistan, 14.50%, 11/25/23(1)	UZS	7,520,000	$723,002

Total Uzbekistan			$723,002

Total Sovereign Government Bonds (identified cost $1,079,109,198)			$1,055,054,417

17	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 30.0%

Sovereign Government Securities — 10.6%
Security		Principal Amount (000’s omitted)	Value

Egypt — 7.4%

Egypt Treasury Bill:

0.00%, 6/8/21	EGP	10,600	$668,084

0.00%, 7/6/21	EGP	20,325	1,272,232

0.00%, 7/13/21	EGP	83,050	5,185,466

0.00%, 7/27/21	EGP	69,575	4,322,391

0.00%, 8/3/21	EGP	427,475	26,490,676

0.00%, 8/10/21	EGP	342,675	21,182,372

0.00%, 8/31/21	EGP	47,200	2,895,753

0.00%, 9/14/21	EGP	47,500	2,899,741

0.00%, 9/21/21	EGP	762,050	46,407,547

0.00%, 10/12/21	EGP	31,500	1,904,384

0.00%, 10/26/21	EGP	70,925	4,267,235

0.00%, 12/28/21	EGP	162,200	9,546,779

Total Egypt			$127,042,660

Georgia — 0.7%

Georgia Treasury Bill:

0.00%, 6/3/21	GEL	1,824	$525,230

0.00%, 8/12/21	GEL	7,219	2,043,652

0.00%, 9/9/21	GEL	7,020	1,972,657

0.00%, 10/14/21	GEL	7,151	1,993,190

0.00%, 11/11/21	GEL	6,202	1,717,177

0.00%, 12/9/21	GEL	12,497	3,434,422

0.00%, 2/10/22	GEL	3,274	886,123

Total Georgia			$12,572,451

Uganda — 0.5%

Uganda Treasury Bill:

0.00%, 2/24/22	UGX	17,464,000	$4,491,112

0.00%, 3/10/22	UGX	14,032,600	3,588,640

0.00%, 3/24/22	UGX	2,825,100	721,529

Total Uganda			$8,801,281

Uruguay — 2.0%

Uruguay Monetary Regulation Bill:

0.00%, 7/21/21	UYU	355,650	$8,022,682

0.00%, 8/20/21	UYU	150,492	3,376,973

0.00%, 8/27/21	UYU	353,149	7,914,828

Security		Principal Amount (000’s omitted)	Value

Uruguay (continued)

Uruguay Monetary Regulation Bill: (continued)

0.00%, 12/3/21	UYU	536,802	$11,814,349

0.00%, 1/7/22	UYU	109,634	2,396,660

Total Uruguay			$33,525,492

Total Sovereign Government Securities (identified cost $181,952,199)			$181,941,884

Repurchase Agreements — 0.2%
Description		Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A. Dated 4/28/21 with a maturity date of 5/7/21, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of $3,157,218, collateralized by PEN 10,370,000 Peru Government Bond, 5.94% due 2/12/29 and a market value, including accrued interest, of $3,019,261		$3,158	$3,157,525

Total Repurchase Agreements (identified cost $3,157,525)			$3,157,525

U.S. Treasury Obligations — 13.0%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 5/13/21(7)		$95,950	$95,950,034

0.00%, 6/3/21(7)		86,700	86,700,000

0.00%, 8/19/21		40,000	39,999,100

Total U.S. Treasury Obligations (identified cost $222,645,273)			$222,649,134

18	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Other — 6.2%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(8)		105,944,238	$105,944,238

Total Other (identified cost $105,944,238)			$105,944,238

Total Short-Term Investments (identified cost $513,699,235)			$513,692,781

Total Purchased Options and Swaptions — 0.0%(6) (identified cost $1,707,023)			$512,278

Total Investments — 95.9% (identified cost $1,669,796,469)			$1,639,948,744

Securities Sold Short — (0.2)%
Sovereign Government Bonds — (0.2)%
Security		Principal Amount (000’s omitted)	Value

Peru — (0.3)%

Peru Government Bond, 5.94%, 2/12/29	PEN	(10,370)	$(2,983,550)

Total Peru			$(2,983,550)

Total Sovereign Government Bonds (proceeds $3,288,520)			$(2,983,550)

Total Securities Sold Short (proceeds $3,288,520)			$(2,983,550)

Other Assets, Less Liabilities — 4.3%			$74,303,234

Net Assets — 100.0%			$1,711,268,428

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $150,989,926 or 8.8% of the Portfolio’s net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $7,202,938 or 0.4% of the Portfolio’s net assets.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(4)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(5)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(6)	Amount is less than 0.05%.

(7)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(8)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Purchased Currency Options — 0.0%(6)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call BRL/Put USD	Goldman Sachs International	USD	6,131,000	BRL	4.50	2/9/22	$19,638

Call BRL/Put USD	Goldman Sachs International	USD	34,331,000	BRL	4.51	2/9/22	113,773

Call BRL/Put USD	Goldman Sachs International	USD	42,208,000	BRL	4.48	2/10/22	130,127

Total							$263,538

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Purchased Interest Rate Swaptions — 0.0%(6)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	69,450,000	12/15/21	$24,959

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	85,280,000	1/7/22	27,977

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	42,640,000	1/10/22	13,921

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	167,880,000	1/12/22	54,624

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	46,881,000	1/17/22	16,067

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	75,706,000	1/27/22	25,996

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	59,880,000	2/10/22	26,113

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	15,850,000	2/16/22	11,270

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	15,850,000	2/21/22	16,778

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	12,150,000	2/23/22	12,772

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	15,850,000	2/23/22	18,263

Total					$248,740

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

BRL	749,871,171	USD	130,269,647	5/4/21	$7,776,058

BRL	28,000,000	USD	4,938,881	5/4/21	215,710

BRL	53,195,000	USD	9,844,363	5/4/21	(51,559)

BRL	53,195,000	USD	9,928,145	5/4/21	(135,341)

BRL	777,871,171	USD	143,954,247	5/4/21	(753,951)

EUR	233,452,818	USD	274,528,743	5/4/21	6,139,825

EUR	10,518,605	USD	12,369,349	5/4/21	276,640

EUR	3,248,650	USD	3,820,249	5/4/21	85,440

EUR	4,300,000	USD	5,112,167	5/4/21	57,507

EUR	846,508	USD	1,006,393	5/4/21	11,321

EUR	703,376	USD	846,724	5/4/21	(1,090)

EUR	1,148,342	USD	1,382,374	5/4/21	(1,780)

EUR	1,499,719	USD	1,805,361	5/4/21	(2,325)

EUR	5,503,967	USD	6,625,673	5/4/21	(8,531)

EUR	4,694,005	USD	5,675,247	5/4/21	(31,881)

EUR	29,566,520	USD	35,592,167	5/4/21	(45,829)

EUR	98,196,350	USD	118,208,734	5/4/21	(152,207)

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	145,179,390	BRL	777,871,171	5/4/21	$1,979,093

USD	138,772,517	BRL	749,871,171	5/4/21	726,812

USD	9,844,363	BRL	53,195,000	5/4/21	51,559

USD	5,181,731	BRL	28,000,000	5/4/21	27,139

USD	9,241,179	BRL	53,195,000	5/4/21	(551,625)

USD	281,030,426	EUR	233,452,818	5/4/21	361,857

USD	12,662,293	EUR	10,518,605	5/4/21	16,304

USD	5,650,642	EUR	4,694,005	5/4/21	7,276

USD	5,176,339	EUR	4,300,000	5/4/21	6,665

USD	3,910,724	EUR	3,248,650	5/4/21	5,036

USD	1,019,026	EUR	846,508	5/4/21	1,312

USD	827,135	EUR	703,376	5/4/21	(18,499)

USD	1,350,392	EUR	1,148,342	5/4/21	(30,201)

USD	1,763,593	EUR	1,499,719	5/4/21	(39,443)

USD	6,472,387	EUR	5,503,967	5/4/21	(144,755)

USD	34,768,736	EUR	29,566,520	5/4/21	(777,602)

USD	115,473,956	EUR	98,196,350	5/4/21	(2,582,571)

INR	948,859,681	USD	12,830,144	5/5/21	(22,764)

PHP	111,362,000	USD	2,308,116	5/5/21	4,125

USD	12,805,262	INR	948,859,681	5/5/21	(2,117)

USD	7,923	PHP	388,000	5/5/21	(133)

PEN	21,729,643	USD	5,798,282	5/6/21	(57,337)

USD	5,849,478	PEN	21,729,643	5/6/21	108,533

IDR	759,820,323,483	USD	52,332,828	5/11/21	206,497

IDR	427,746,389,549	USD	29,412,528	5/11/21	164,868

IDR	44,872,000,000	USD	3,092,467	5/11/21	10,299

IDR	15,064,374,468	USD	1,037,563	5/11/21	4,094

IDR	8,936,148,630	USD	615,225	5/11/21	2,683

IDR	62,996,204,000	USD	4,360,383	5/11/21	(4,383)

IDR	60,000,000,000	USD	4,216,296	5/11/21	(67,474)

IDR	191,046,359,660	USD	13,633,509	5/11/21	(423,219)

IDR	212,314,522,668	USD	15,138,290	5/11/21	(457,370)

RUB	1,994,350,839	USD	25,450,712	5/11/21	1,049,488

RUB	1,994,350,839	USD	25,470,962	5/11/21	1,029,238

RUB	490,502,528	USD	6,274,714	5/11/21	242,903

RUB	625,600,000	USD	8,176,621	5/11/21	136,121

RUB	196,000,000	USD	2,556,279	5/11/21	48,097

USD	11,833,550	IDR	165,965,538,703	5/11/21	357,525

USD	10,657,267	IDR	149,340,288,171	5/11/21	330,829

USD	3,384,378	IDR	48,161,384,584	5/11/21	54,160

USD	64,069	IDR	930,595,385	5/11/21	(279)

USD	3,062,971	IDR	44,544,784,615	5/11/21	(17,169)

USD	3,951,212	IDR	57,710,213,856	5/11/21	(39,279)

USD	5,115,865	IDR	74,660,415,244	5/11/21	(46,682)

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	3,794,536	IDR	55,700,000,000	5/11/21	$(56,954)

USD	16,757,796	IDR	243,306,443,175	5/11/21	(66,124)

USD	25,143,635	IDR	365,060,442,422	5/11/21	(99,213)

INR	948,859,681	USD	12,777,001	5/19/21	(4,502)

USD	12,644,382	INR	948,859,681	5/19/21	(128,117)

PEN	16,206,593	USD	4,294,844	5/28/21	(10,993)

BRL	777,871,171	USD	144,846,875	6/2/21	(2,033,601)

EUR	3,248,650	USD	3,912,838	6/2/21	(4,932)

EUR	10,518,605	USD	12,669,138	6/2/21	(15,970)

EUR	237,752,818	USD	286,361,472	6/2/21	(360,968)

USD	9,905,406	BRL	53,195,000	6/2/21	139,069

USD	111,599,358	EUR	92,655,837	6/2/21	140,675

USD	35,611,406	EUR	29,566,520	6/2/21	44,889

USD	6,629,255	EUR	5,503,967	6/2/21	8,356

USD	1,806,337	EUR	1,499,719	6/2/21	2,277

USD	1,383,121	EUR	1,148,342	6/2/21	1,744

USD	847,181	EUR	703,376	6/2/21	1,068

CLP	16,487,408,480	USD	23,091,285	6/16/21	100,651

CLP	4,271,257,767	USD	5,943,955	6/16/21	64,190

CLP	4,139,371,116	USD	5,760,407	6/16/21	62,220

CLP	4,139,371,116	USD	5,765,141	6/16/21	57,486

COP	6,300,000,000	USD	1,687,144	6/16/21	(12,223)

COP	8,000,000,000	USD	2,255,046	6/16/21	(128,161)

COP	425,565,313,160	USD	118,585,638	6/16/21	(5,444,598)

EUR	1,051,372	USD	1,259,979	6/16/21	5,128

PEN	12,650,000	USD	3,406,857	6/16/21	(62,629)

PEN	44,784,050	USD	12,061,095	6/16/21	(221,723)

USD	1,420,333	CLP	1,000,000,000	6/16/21	13,688

USD	15,633,275	COP	57,023,934,969	6/16/21	472,859

USD	5,217,662	COP	18,782,277,866	6/16/21	224,195

USD	4,822,471	COP	17,308,861,067	6/16/21	220,727

USD	4,821,416	COP	17,308,861,067	6/16/21	219,672

USD	7,534,129	COP	27,600,000,000	6/16/21	196,377

USD	6,939,198	EUR	5,790,319	6/16/21	(28,240)

USD	17,782,235	PEN	66,027,218	6/16/21	326,897

RUB	700,613,823	USD	9,272,051	6/23/21	(13,562)

RUB	974,674,302	USD	12,909,337	6/23/21	(29,186)

USD	1,557,531	RUB	117,690,026	6/23/21	2,278

USD	179,249	RUB	13,544,402	6/23/21	262

RUB	395,131,017	USD	5,232,047	6/25/21	(12,077)

RUB	395,131,016	USD	5,232,664	6/25/21	(12,694)

RUB	447,815,152	USD	5,947,112	6/25/21	(31,146)

RUB	505,507,312	USD	6,727,450	6/25/21	(49,328)

RUB	487,336,032	USD	6,449,304	6/30/21	(16,220)

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

RUB	812,200,000	USD	10,742,775	6/30/21	$(21,322)

IDR	117,181,102,500	USD	7,917,107	7/12/21	113,567

USD	1,356,520	IDR	19,999,172,500	7/12/21	(14,067)

USD	3,267,491	IDR	48,205,300,000	7/12/21	(36,122)

USD	3,319,482	IDR	48,976,630,000	7/12/21	(36,992)

					$8,494,229

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	9,484,362	PLN	43,278,090	BNP Paribas	5/5/21	$—	$(9,826)

EUR	4,723,264	PLN	21,574,926	BNP Paribas	5/5/21	—	(10,747)

EUR	2,966,394	PLN	13,500,000	Citibank, N.A.	5/5/21	6,475	—

EUR	4,696,437	PLN	21,446,984	HSBC Bank USA, N.A.	5/5/21	—	(9,262)

PLN	20,815,173	EUR	4,587,056	Bank of America, N.A.	5/5/21	—	(25,947)

PLN	18,664,827	EUR	4,100,498	Citibank, N.A.	5/5/21	—	(8,017)

PLN	20,810,000	EUR	4,582,695	Citibank, N.A.	5/5/21	—	(22,069)

PLN	20,810,000	EUR	4,586,893	Citibank, N.A.	5/5/21	—	(27,116)

PLN	9,500,000	EUR	2,076,734	Deutsche Bank AG	5/5/21	8,342	—

PLN	9,200,000	EUR	1,993,569	JPMorgan Chase Bank, N.A.	5/5/21	29,219	—

UAH	72,800,000	USD	2,614,943	BNP Paribas	5/5/21	1,746	—

UAH	51,410,000	USD	1,851,945	BNP Paribas	5/5/21	—	(4,088)

UAH	72,790,000	USD	2,622,118	BNP Paribas	5/5/21	—	(5,789)

USD	4,052,836	UAH	115,212,000	BNP Paribas	5/5/21	—	(88,290)

USD	4,222,183	UAH	120,480,000	JPMorgan Chase Bank, N.A.	5/5/21	—	(108,293)

CNH	115,000,000	USD	17,683,575	BNP Paribas	5/6/21	78,375	—

CNH	16,000,000	USD	2,462,038	UBS AG	5/6/21	9,189	—

USD	14,458,515	CNH	93,500,617	UBS AG	5/6/21	17,182	—

USD	5,694,224	CNH	37,499,383	UBS AG	5/6/21	—	(97,621)

CNH	422,831,360	USD	64,682,289	UBS AG	5/10/21	606,311	—

CNH	412,163,640	USD	63,157,162	UBS AG	5/10/21	484,255	—

CNH	37,803,000	USD	5,815,983	UBS AG	5/10/21	21,108	—

EUR	19,609,984	RON	96,085,000	JPMorgan Chase Bank, N.A.	5/10/21	126,996	—

USD	21,260,473	CNH	138,980,773	UBS AG	5/10/21	—	(199,289)

USD	31,545,152	CNH	206,212,235	UBS AG	5/10/21	—	(295,694)

USD	1,785,918	EUR	1,477,371	Bank of America, N.A.	5/10/21	9,547	—

USD	188,207	TRY	1,442,702	Standard Chartered Bank	5/10/21	14,521	—

EUR	1,182,642	RON	5,794,000	Bank of America, N.A.	5/11/21	7,916	—

EUR	4,549,690	RON	22,420,000	HSBC Bank USA, N.A.	5/11/21	—	(1,312)

USD	4,164,590	UAH	117,000,000	Bank of America, N.A.	5/11/21	—	(35,079)

USD	940,472	UAH	26,700,000	BNP Paribas	5/12/21	—	(17,697)

MYR	9,300,000	USD	2,255,092	Barclays Bank PLC	5/17/21	13,081	—

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

THB	6,924,251	USD	224,815	Standard Chartered Bank	5/17/21	$—	$(2,457)

THB	100,000,000	USD	3,248,889	Standard Chartered Bank	5/17/21	—	(37,595)

THB	153,000,000	USD	5,084,448	Standard Chartered Bank	5/17/21	—	(171,169)

THB	2,571,985,947	USD	85,712,865	Standard Chartered Bank	5/17/21	—	(3,118,832)

USD	12,984,047	THB	389,612,312	Standard Chartered Bank	5/17/21	472,450	—

USD	3,243,633	THB	97,331,696	Standard Chartered Bank	5/17/21	118,026	—

USD	151,333	TRY	1,162,290	Standard Chartered Bank	5/17/21	11,899	—

USD	281,153	TRY	2,254,000	Standard Chartered Bank	5/17/21	10,751	—

USD	84,343	TRY	666,000	Standard Chartered Bank	5/17/21	4,446	—

USD	140,611	TRY	1,136,000	Standard Chartered Bank	5/17/21	4,331	—

USD	56,210	TRY	439,000	Standard Chartered Bank	5/17/21	3,545	—

USD	56,266	TRY	440,000	Standard Chartered Bank	5/17/21	3,481	—

USD	56,214	TRY	441,000	Standard Chartered Bank	5/17/21	3,309	—

USD	56,267	TRY	446,000	Standard Chartered Bank	5/17/21	2,762	—

USD	4,644	TRY	35,919	Standard Chartered Bank	5/17/21	335	—

USD	17,473,835	ZAR	250,552,075	Citibank, N.A.	5/17/21	228,830	—

USD	6,658,041	ZAR	100,350,000	Citibank, N.A.	5/17/21	—	(248,851)

USD	10,727,271	ZAR	161,681,421	Citibank, N.A.	5/17/21	—	(400,943)

USD	69,087,868	ZAR	1,041,292,346	Citibank, N.A.	5/17/21	—	(2,582,230)

USD	5,289,812	ZAR	75,750,000	Standard Chartered Bank	5/17/21	76,089	—

ZAR	800,485,006	USD	53,110,736	Citibank, N.A.	5/17/21	1,985,068	—

ZAR	40,000,000	USD	2,789,653	Citibank, N.A.	5/17/21	—	(36,532)

CNH	11,800,000	USD	1,795,949	Goldman Sachs International	5/18/21	25,069	—

CNH	44,600,000	USD	6,878,576	Goldman Sachs International	5/18/21	4,255	—

CNH	31,200,000	USD	4,818,827	HSBC Bank USA, N.A.	5/18/21	—	(3,932)

USD	2,661,616	CNH	17,487,722	Goldman Sachs International	5/18/21	—	(37,152)

TRY	7,073,548	USD	839,889	Standard Chartered Bank	5/21/21	6,988	—

USD	13,918,630	TRY	117,000,000	Standard Chartered Bank	5/21/21	—	(89,140)

USD	2,384,829	UAH	67,753,000	Goldman Sachs International	5/26/21	—	(38,892)

IDR	29,128,000,000	USD	2,000,016	Standard Chartered Bank	5/28/21	8,387	—

MYR	54,793,000	USD	13,513,787	Barclays Bank PLC	6/1/21	—	(164,681)

USD	6,094,435	MYR	24,710,496	Barclays Bank PLC	6/1/21	74,267	—

MYR	21,000,000	USD	5,118,206	Barclays Bank PLC	6/3/21	—	(2,751)

MYR	23,400,000	USD	5,757,166	Credit Agricole Corporate and Investment Bank	6/8/21	—	(57,928)

USD	98,735	UAH	2,810,000	Citibank, N.A.	6/8/21	—	(1,482)

USD	139,592	UAH	3,970,000	Citibank, N.A.	6/8/21	—	(1,996)

USD	233,333	UAH	6,650,000	Citibank, N.A.	6/8/21	—	(3,836)

PLN	19,100,000	EUR	4,147,929	Bank of America, N.A.	6/10/21	46,933	—

PLN	14,489,000	EUR	3,157,141	Bank of America, N.A.	6/10/21	22,875	—

PLN	13,390,000	EUR	2,916,124	Citibank, N.A.	6/10/21	23,000	—

PLN	31,337,406	EUR	6,894,594	UBS AG	6/10/21	—	(30,172)

PLN	31,972,594	EUR	7,034,318	UBS AG	6/10/21	—	(30,753)

USD	8,974,095	THB	281,494,924	Standard Chartered Bank	6/10/21	—	(64,266)

GEL	2,732,173	USD	789,394	ICBC Standard Bank plc	6/11/21	—	(4,192)

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UYU	10,067,040	USD	230,188	HSBC Bank USA, N.A.	6/14/21	$—	$(1,820)

UYU	10,106,172	USD	231,083	HSBC Bank USA, N.A.	6/14/21	—	(1,827)

UYU	10,055,964	USD	230,430	HSBC Bank USA, N.A.	6/14/21	—	(2,313)

UYU	20,348,762	USD	465,317	HSBC Bank USA, N.A.	6/14/21	—	(3,710)

CZK	466,835,491	EUR	17,831,005	Standard Chartered Bank	6/16/21	247,150	—

CZK	546,351,831	EUR	20,907,627	Standard Chartered Bank	6/16/21	241,768	—

CZK	103,710,000	EUR	3,970,826	UBS AG	6/16/21	43,386	—

PLN	96,920,000	EUR	20,943,431	Citibank, N.A.	6/16/21	361,824	—

PLN	100,790,000	EUR	21,816,258	Citibank, N.A.	6/16/21	332,280	—

PLN	96,920,000	EUR	20,953,130	HSBC Bank USA, N.A.	6/16/21	350,153	—

PLN	100,129,304	EUR	21,678,378	HSBC Bank USA, N.A.	6/16/21	323,930	—

THB	3,039,132	USD	98,998	Standard Chartered Bank	6/16/21	—	(1,419)

THB	186,371,411	USD	6,070,928	Standard Chartered Bank	6/16/21	—	(87,013)

CZK	270,750,000	EUR	10,328,659	BNP Paribas	6/17/21	158,452	—

PLN	18,234,150	EUR	3,972,545	Bank of America, N.A.	6/17/21	29,101	—

PLN	18,765,850	EUR	4,088,505	BNP Paribas	6/17/21	29,802	—

PLN	15,000,000	EUR	3,291,369	Citibank, N.A.	6/17/21	—	(4,249)

USD	1,068,421	ZAR	16,060,000	Bank of America, N.A.	6/21/21	—	(31,679)

USD	2,773,503	ZAR	41,690,000	Bank of America, N.A.	6/21/21	—	(82,235)

USD	4,924,314	ZAR	74,020,000	Bank of America, N.A.	6/21/21	—	(146,008)

USD	8,715,659	ZAR	130,342,210	Goldman Sachs International	6/21/21	—	(212,698)

USD	1,148,574	ZAR	17,140,000	HSBC Bank USA, N.A.	6/21/21	—	(25,505)

USD	1,183,103	ZAR	17,650,000	HSBC Bank USA, N.A.	6/21/21	—	(25,910)

USD	2,979,992	ZAR	44,470,000	HSBC Bank USA, N.A.	6/21/21	—	(66,174)

USD	3,070,013	ZAR	45,799,659	HSBC Bank USA, N.A.	6/21/21	—	(67,234)

USD	5,290,542	ZAR	78,950,000	HSBC Bank USA, N.A.	6/21/21	—	(117,482)

USD	5,451,241	ZAR	81,323,758	HSBC Bank USA, N.A.	6/21/21	—	(119,384)

ZAR	118,000,000	USD	7,890,366	Goldman Sachs International	6/21/21	192,557	—

USD	565,632	UAH	16,030,000	Bank of America, N.A.	6/22/21	—	(4,075)

USD	1,982,653	UAH	56,803,000	BNP Paribas	6/25/21	—	(34,619)

HUF	2,179,418,982	EUR	5,993,888	Goldman Sachs International	6/30/21	58,195	—

HUF	1,443,551,566	EUR	3,961,558	Goldman Sachs International	6/30/21	48,814	—

HUF	1,443,548,434	EUR	3,961,887	Goldman Sachs International	6/30/21	48,407	—

HUF	1,134,362,934	EUR	3,162,439	Goldman Sachs International	6/30/21	—	(21,092)

HUF	1,752,889,165	EUR	4,888,146	Goldman Sachs International	6/30/21	—	(34,212)

HUF	920,000,000	EUR	2,529,917	Standard Chartered Bank	6/30/21	24,913	—

HUF	1,632,747,901	EUR	4,554,781	Standard Chartered Bank	6/30/21	—	(33,870)

USD	1,826,612	UAH	51,410,000	BNP Paribas	6/30/21	2,855	—

USD	3,968,353	ZAR	60,090,000	Bank of America, N.A.	6/30/21	—	(142,709)

USD	3,957,895	ZAR	60,090,000	Bank of America, N.A.	6/30/21	—	(153,167)

USD	4,685,549	ZAR	70,950,000	Bank of America, N.A.	6/30/21	—	(168,501)

USD	4,673,201	ZAR	70,950,000	Bank of America, N.A.	6/30/21	—	(180,849)

USD	5,935,118	ZAR	90,130,000	Bank of America, N.A.	6/30/21	—	(231,133)

USD	7,007,824	ZAR	106,420,000	Bank of America, N.A.	6/30/21	—	(272,908)

USD	9,735,917	ZAR	147,426,126	Bank of America, N.A.	6/30/21	—	(350,253)

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	11,495,319	ZAR	174,067,861	Bank of America, N.A.	6/30/21	$—	$(413,548)

USD	5,768,068	ZAR	86,017,902	Bank of America, N.A.	7/1/21	—	(116,049)

USD	5,379,455	ZAR	80,404,875	Citibank, N.A.	7/1/21	—	(120,698)

USD	4,725,262	ZAR	71,325,148	Citibank, N.A.	7/1/21	—	(153,787)

GEL	2,748,750	USD	789,440	ICBC Standard Bank plc	7/6/21	—	(3,970)

MYR	1,495,000	USD	360,067	Barclays Bank PLC	7/6/21	3,857	—

MYR	4,190,000	USD	1,009,152	Credit Agricole Corporate and Investment Bank	7/6/21	10,809	—

MYR	7,955,000	USD	1,913,179	Goldman Sachs International	7/6/21	23,286	—

USD	17,936,007	THB	563,065,076	Standard Chartered Bank	7/6/21	—	(140,789)

EUR	4,852,942	RON	24,021,456	Bank of America, N.A.	7/8/21	—	(7,106)

EUR	4,853,704	RON	24,021,456	HSBC Bank USA, N.A.	7/8/21	—	(6,189)

MYR	119,741,230	USD	28,943,976	Credit Agricole Corporate and Investment Bank	7/8/21	202,859	—

USD	8,659,613	MYR	35,824,820	Credit Agricole Corporate and Investment Bank	7/8/21	—	(60,692)

USD	17,880,530	THB	563,040,000	Standard Chartered Bank	7/8/21	—	(195,330)

CNH	93,500,617	USD	14,390,478	UBS AG	7/14/21	—	(17,693)

THB	73,000,000	USD	2,311,389	Standard Chartered Bank	7/16/21	32,139	—

USD	3,293,636	THB	104,023,731	Standard Chartered Bank	7/16/21	—	(45,850)

USD	5,863,849	THB	184,829,992	Standard Chartered Bank	7/16/21	—	(69,769)

USD	15,085,789	UAH	432,585,000	BNP Paribas	7/16/21	—	(192,556)

USD	8,218,232	UAH	238,000,000	Goldman Sachs International	7/22/21	—	(173,732)

MXN	34,000,000	USD	1,685,902	Bank of America, N.A.	7/23/21	—	(22,418)

MXN	596,163,892	USD	29,671,957	Citibank, N.A.	7/23/21	—	(504,043)

MXN	670,684,378	USD	33,357,128	Citibank, N.A.	7/23/21	—	(543,226)

USD	2,567,018	MXN	51,613,543	Citibank, N.A.	7/23/21	41,774	—

USD	2,140,709	MXN	43,011,287	Citibank, N.A.	7/23/21	36,339	—

USD	1,355,279	MXN	27,249,815	Citibank, N.A.	7/23/21	22,055	—

USD	1,130,206	MXN	22,708,179	Citibank, N.A.	7/23/21	19,186	—

HUF	6,125,529,000	EUR	16,834,208	Bank of America, N.A.	7/26/21	158,246	—

HUF	4,053,982,883	EUR	11,102,574	BNP Paribas	7/26/21	151,218	—

HUF	4,053,982,883	EUR	11,100,504	Goldman Sachs International	7/26/21	153,711	—

USD	2,561,576	UAH	72,800,000	BNP Paribas	7/28/21	—	(1,143)

USD	2,565,738	UAH	72,790,000	BNP Paribas	7/29/21	4,076	—

MXN	558,903,648	USD	27,800,096	Citibank, N.A.	7/30/21	—	(477,377)

MXN	816,919,516	USD	40,569,904	Citibank, N.A.	7/30/21	—	(633,749)

USD	6,110,313	MXN	123,039,345	Citibank, N.A.	7/30/21	95,377	—

USD	3,225,992	MXN	64,959,682	Citibank, N.A.	7/30/21	50,355	—

HUF	4,484,009,188	EUR	12,289,014	BNP Paribas	8/2/21	152,706	—

HUF	4,484,009,046	EUR	12,289,306	BNP Paribas	8/2/21	152,353	—

PLN	21,574,926	EUR	4,716,666	BNP Paribas	8/5/21	10,508	—

PLN	43,278,090	EUR	9,471,099	BNP Paribas	8/5/21	9,357	—

PLN	21,446,984	EUR	4,689,950	HSBC Bank USA, N.A.	8/5/21	8,934	—

KES	317,940,000	USD	2,685,985	Standard Chartered Bank	10/12/21	165,495	—

KES	211,960,000	USD	1,790,656	Standard Chartered Bank	10/12/21	110,330	—

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UYU	20,241,106	USD	453,075	HSBC Bank USA, N.A.	10/13/21	$—	$(2,419)

UYU	20,639,278	USD	455,071	HSBC Bank USA, N.A.	1/11/22	—	(3,002)

KES	45,675,000	USD	386,749	Standard Chartered Bank	2/8/22	12,219	—

KES	50,060,000	USD	428,963	ICBC Standard Bank plc	2/23/22	5,357	—

KES	25,050,000	USD	214,469	ICBC Standard Bank plc	2/23/22	2,864	—

KES	45,360,000	USD	386,701	Standard Chartered Bank	3/2/22	5,607	—

KES	45,300,000	USD	387,014	Standard Chartered Bank	3/4/22	4,423	—

KES	45,810,000	USD	392,444	Standard Chartered Bank	3/8/22	2,692	—

KES	22,400,000	USD	191,617	Standard Chartered Bank	4/1/22	—	(456)

UZS	133,770,000,000	USD	9,994,023	JPMorgan Chase Bank, N.A.	6/20/22	1,163,765	—

						$9,876,843	$(14,625,557)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/6/21	COP	45,075,720	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$12,009,608	$102,850

5/7/21	COP	28,233,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,522,330	40,846

5/10/21	COP	32,370,900	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	8,624,639	(48,410)

5/10/21	COP	10,795,200	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	2,876,185	434

5/13/21	COP	5,107,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,360,827	(11,789)

5/13/21	COP	5,107,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,360,827	(774)

5/13/21	COP	16,832,800	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	4,484,794	(27,895)

5/13/21	COP	9,736,320	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	2,594,066	(32,405)

5/14/21	COP	43,920,900	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	11,701,927	3,897

5/14/21	COP	45,075,730	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	12,009,610	(15,216)

5/17/21	COP	41,494,040	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	11,055,334	(88,653)

5/18/21	COP	45,075,720	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	12,009,608	(120,793)

5/19/21	COP	45,974,600	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	12,249,098	(121,964)

5/21/21	COP	24,516,300	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,531,923	(18,492)

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Non-deliverable Bond Forward Contracts* (continued)

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/24/21	COP	12,258,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$3,265,948	$(22,401)

5/26/21	COP	23,266,870	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	6,199,035	(68,667)

5/27/21	COP	16,153,430	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	4,303,788	(54,891)

5/28/21	COP	13,218,180	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	3,521,744	(37,732)

5/31/21	COP	20,614,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	5,492,253	65,567

6/1/21	COP	100,500,000	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	26,776,401	109,676

6/1/21	COP	18,500,000	Republic of Colombia, 7.00%, 6/30/32	Bank of America, N.A.	4,928,989	46,791

6/1/21	COP	24,000,000	Republic of Colombia, 7.50%, 8/26/26	Bank of America, N.A.	6,394,364	23,045

6/1/21	COP	67,000,000	Republic of Colombia, 7.75%, 9/18/30	Bank of America, N.A.	17,850,934	93,949

6/1/21	COP	73,500,000	Republic of Colombia, 10.00%, 7/24/24	Bank of America, N.A.	19,582,741	(32,174)

6/2/21	COP	42,604,390	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,351,166	(4,155)

6/4/21	COP	41,360,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	11,019,781	43,881

6/7/21	COP	34,467,200	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	9,183,160	41,177

6/8/21	COP	27,573,800	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	7,346,539	—

						$(134,298)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

5-Year USD Deliverable Interest Rate Swap	(14)	Short	6/14/21	$(1,365,000)	$547

10-Year USD Deliverable Interest Rate Swap	(71)	Short	6/14/21	(6,472,094)	(3,815)

Euro-Bobl	(23)	Short	6/8/21	(3,725,519)	4,148

Euro-Bund	(15)	Short	6/8/21	(3,065,737)	19,476

U.S. 10-Year Treasury Note	(74)	Short	6/21/21	(9,770,312)	157,163

					$177,519

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	548,199	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.06% (pays upon termination)	1/3/22	$(481,234)	$—	$(481,234)

BRL	360,049	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(298,648)	—	(298,648)

BRL	360,971	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.40% (pays upon termination)	1/3/22	185,634	—	185,634

BRL	64,031	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	8,698	—	8,698

BRL	507,598	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	42,405	—	42,405

BRL	63,539	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.12% (pays upon termination)	1/2/23	(196,105)	—	(196,105)

BRL	109,032	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.70% (pays upon termination)	1/2/23	22,551	—	22,551

BRL	175,133	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.71% (pays upon termination)	1/2/23	337,038	—	337,038

BRL	62,400	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	4.84% (pays upon termination)	1/2/23	60,957	—	60,957

BRL	40,336	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.84% (pays upon termination)	1/2/23	278,882	—	278,882

BRL	30,974	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.96% (pays upon termination)	1/2/23	247,928	—	247,928

BRL	76,081	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.55% (pays upon termination)	1/2/23	920,480	—	920,480

BRL	35,200	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.13% (pays upon termination)	1/2/23	858,713	—	858,713

BRL	31,500	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.41% (pays upon termination)	1/2/25	(304,915)	—	(304,915)

BRL	69,990	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	5.76% (pays upon termination)	1/2/25	(680,127)	—	(680,127)

BRL	67,422	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.09% (pays upon termination)	1/2/25	(526,864)	—	(526,864)

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	70,160	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.27% (pays upon termination)	1/2/25	$(11,322)	$—	$(11,322)

BRL	72,000	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.36% (pays upon termination)	1/2/25	479,069	—	479,069

BRL	50,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	6.47% (pays upon termination)	1/2/25	(300,419)	—	(300,419)

BRL	21,861	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	7.84% (pays upon termination)	1/2/25	34,759	—	34,759

BRL	11,269	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	8.57% (pays upon termination)	1/2/25	314,976	—	314,976

BRL	47,000	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.58% (pays upon termination)	1/2/25	2,442,937	—	2,442,937

BRL	5,239	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	9.90% (pays upon termination)	1/2/25	304,606	—	304,606

CLP	9,792,953	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.09% (pays semi-annually)	12/6/21	221,800	—	221,800

CLP	4,865,090	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.98% (pays semi-annually)	12/11/21	102,113	—	102,113

CLP	8,101,730	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.81% (pays semi-annually)	5/29/23	730,812	—	730,812

CLP	5,000,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.68% (pays semi-annually)	2/11/24	426,417	—	426,417

CLP	1,140,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.49% (pays semi-annually)	4/26/24	80,476	—	80,476

CLP	4,609,640	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.71% (pays semi-annually)	6/13/24	219,929	—	219,929

CLP	4,400,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.29% (pays semi-annually)	2/11/25	52,565	—	52,565

CLP	12,261,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.91% (pays semi-annually)	3/6/25	(147,345)	—	(147,345)

CLP	2,650,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.38% (pays semi-annually)	6/17/25	(127,072)	—	(127,072)

30	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CLP	3,700,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.33% (pays semi-annually)	9/11/25	$(232,619)	$—	$(232,619)

CLP	5,200,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.48% (pays semi-annually)	12/23/25	(315,777)	—	(315,777)

CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.59% (pays semi-annually)	1/27/26	(144,800)	—	(144,800)

CLP	2,500,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	1.92% (pays semi-annually)	2/23/26	(97,203)	—	(97,203)

CLP	5,068,950	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.03% (pays semi-annually)	2/25/26	159,348	—	159,348

CLP	794,000	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	4.02% (pays semi-annually)	3/18/29	58,095	—	58,095

CNY	116,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.62% (pays quarterly)	8/4/25	(51,822)	—	(51,822)

CNY	90,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	9/3/25	47,027	—	47,027

CNY	118,500	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.61% (pays quarterly)	11/3/25	(78,091)	—	(78,091)

CNY	80,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.79% (pays quarterly)	12/21/25	30,525	—	30,525

CNY	60,784	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	1/4/26	(38,680)	—	(38,680)

CNY	94,216	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.64% (pays quarterly)	1/4/26	(59,955)	—	(59,955)

CNY	45,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.74% (pays quarterly)	1/27/26	(2,250)	—	(2,250)

COP	6,031,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	31,565	—	31,565

COP	6,031,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	22,847	—	22,847

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	31,610	—	31,610

31	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	4,831,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	$13,756	$—	$13,756

COP	11,354,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	27,812	—	27,812

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	22,359	—	22,359

COP	15,464,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	28,113	—	28,113

COP	22,708,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.12% (pays quarterly)	11/26/25	38,365	—	38,365

COP	29,467,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.14% (pays quarterly)	11/26/25	41,678	—	41,678

COP	12,992,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	11,457	—	11,457

COP	30,157,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	26,049	—	26,049

COP	7,320,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	3,180	—	3,180

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	5,240	—	5,240

COP	4,710,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	3,445	—	3,445

COP	10,648,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	1,289	—	1,289

COP	35,910,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.26% (pays quarterly)	11/26/25	6,425	—	6,425

COP	12,063,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	(4,861)	—	(4,861)

COP	27,119,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	(26,520)	—	(26,520)

COP	84,308,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	7,702	—	7,702

32	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	41,744,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	$2,824	$—	$2,824

COP	23,038,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	(25,803)	—	(25,803)

COP	24,662,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	(46,820)	—	(46,820)

COP	53,708,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.15% (pays quarterly)	4/19/26	183,009	—	183,009

COP	29,588,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.58% (pays quarterly)	4/30/26	(36,931)	—	(36,931)

COP	7,441,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	21,445	—	21,445

COP	8,319,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	23,322	—	23,322

COP	5,315,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	14,486	—	14,486

CZK	232,350	Pays	6-month CZK PRIBOR (pays semi-annually)	1.84% (pays annually)	12/5/24	179,594	—	179,594

CZK	491,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.80% (pays annually)	2/26/25	243,520	—	243,520

CZK	200,800	Pays	6-month CZK PRIBOR (pays semi-annually)	1.40% (pays annually)	3/6/25	(48,955)	—	(48,955)

CZK	258,400	Receives	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	3/17/25	86,971	—	86,971

CZK	107,690	Pays	6-month CZK PRIBOR (pays semi-annually)	0.60% (pays annually)	6/15/25	(191,146)	—	(191,146)

CZK	184,250	Pays	6-month CZK PRIBOR (pays semi-annually)	0.64% (pays annually)	7/27/25	(324,824)	—	(324,824)

CZK	80,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.01% (pays annually)	1/27/26	(111,680)	—	(111,680)

CZK	125,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.37% (pays annually)	2/23/26	(80,135)	—	(80,135)

CZK	300,000	Pays	6-month CZK PRIBOR (pays semi-annually)	1.46% (pays annually)	3/15/26	(141,852)	—	(141,852)

CZK	497,198	Pays	6-month CZK PRIBOR (pays semi-annually)	1.74% (pays annually)	5/31/29	156,641	—	156,641

EUR	16,300	Receives	6-month EURIBOR (pays semi-annually)	0.25% (pays annually)	9/20/22	(248,243)	(17,855)	(266,098)

HUF	5,700,000	Pays	6-month HUF BUBOR (pays semi-annually)	2.30% (pays annually)	11/19/23	510,110	—	510,110

33	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

HUF	7,255,400	Pays	6-month HUF BUBOR (pays semi-annually)	1.39% (pays annually)	5/31/24	$52,702	$—	$52,702

HUF	1,680,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.79% (pays annually)	8/6/24	(135,338)	—	(135,338)

HUF	3,500,000	Pays	6-month HUF BUBOR (pays semi-annually)	0.71% (pays annually)	11/22/24	(422,368)	—	(422,368)

HUF	6,619,000	Receives	6-month HUF BUBOR (pays semi-annually)	1.30% (pays annually)	3/16/25	403,458	—	403,458

HUF	2,000,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.20% (pays annually)	11/4/25	(196,363)	—	(196,363)

HUF	3,165,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.10% (pays annually)	12/4/25	(374,390)	—	(374,390)

HUF	2,000,000	Pays	6-month HUF BUBOR (pays semi-annually)	1.06% (pays annually)	12/22/25	(258,709)	—	(258,709)

MXN	154,220	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.35% (pays monthly)	4/13/22	58,283	—	58,283

MXN	74,620	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.38% (pays monthly)	4/13/22	29,298	—	29,298

MXN	74,622	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.25% (pays monthly)	4/14/22	24,652	—	24,652

MXN	233,195	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	4/14/22	81,988	—	81,988

MXN	48,628	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.16% (pays monthly)	4/15/22	13,866	—	13,866

MXN	74,623	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.20% (pays monthly)	4/15/22	22,742	—	22,742

MXN	267,700	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.58% (pays monthly)	3/21/23	643,278	(2,373)	640,905

MXN	350,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.98% (pays monthly)	11/29/23	1,583,088	(7,256)	1,575,832

MXN	516,400	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	2,115,810	—	2,115,810

MXN	185,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.13% (pays monthly)	2/2/24	659,522	—	659,522

MXN	600,760	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	(1,128,186)	—	(1,128,186)

34	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	166,961	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	$(320,365)	$—	$(320,365)

MXN	408,300	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.35% (pays monthly)	3/14/24	(1,085,376)	—	(1,085,376)

MXN	180,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.69% (pays monthly)	5/22/24	564,360	(3,779)	560,581

MXN	329,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.49% (pays monthly)	6/5/24	964,870	—	964,870

MXN	67,771	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.08% (pays monthly)	6/27/24	59,228	—	59,228

MXN	224,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.19% (pays monthly)	6/27/24	565,242	—	565,242

MXN	130,204	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.66% (pays monthly)	11/7/24	(214,072)	—	(214,072)

MXN	338,050	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.63% (pays monthly)	1/9/25	(607,573)	—	(607,573)

MXN	338,050	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.61% (pays monthly)	1/10/25	(615,059)	—	(615,059)

MXN	391,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.65% (pays monthly)	2/6/25	(714,330)	—	(714,330)

MXN	200,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.77% (pays monthly)	2/14/25	(328,099)	—	(328,099)

MXN	275,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.18% (pays monthly)	3/5/25	(263,360)	—	(263,360)

MXN	144,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	7.40% (pays monthly)	3/11/25	(426,625)	—	(426,625)

MXN	205,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.44% (pays monthly)	3/14/25	(108,849)	—	(108,849)

MXN	332,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.13% (pays monthly)	6/6/25	(418,036)	—	(418,036)

MXN	222,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.71% (pays monthly)	12/12/25	(569,201)	—	(569,201)

35	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	126,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.04% (pays monthly)	4/24/26	$6,241	$—	$6,241

MXN	130,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.21% (pays monthly)	6/29/26	38,344	—	38,344

MXN	176,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.86% (pays monthly)	1/5/28	722,932	(4,589)	718,343

MXN	168,218	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.58% (pays monthly)	10/13/28	1,048,268	(11,379)	1,036,889

MXN	232,520	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.06% (pays monthly)	7/30/29	291,622	—	291,622

MXN	83,120	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.77% (pays monthly)	9/18/29	22,385	—	22,385

MXN	206,360	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	6.94% (pays monthly)	11/21/29	147,133	—	147,133

MXN	15,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.91% (pays monthly)	5/1/30	(46,668)	—	(46,668)

MXN	124,500	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.37% (pays monthly)	12/6/30	(675,911)	—	(675,911)

MXN	29,200	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	7.95% (pays monthly)	12/3/31	111,105	(283,066)	(171,961)

PLN	4,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.19% (pays annually)	10/28/21	24,032	—	24,032

PLN	35,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.35% (pays annually)	11/19/22	358,800	—	358,800

PLN	25,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.43% (pays annually)	6/8/23	384,662	—	384,662

PLN	20,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.04% (pays annually)	1/31/24	194,376	—	194,376

PLN	16,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	2/11/24	149,068	—	149,068

PLN	13,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.05% (pays annually)	2/28/24	123,085	—	123,085

PLN	15,522	Pays	6-month PLN WIBOR (pays semi-annually)	2.01% (pays annually)	3/13/24	140,255	—	140,255

PLN	18,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.99% (pays annually)	5/30/24	234,074	—	234,074

PLN	37,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.79% (pays annually)	7/5/24	384,456	—	384,456

36	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

PLN	27,850	Pays	6-month PLN WIBOR (pays semi-annually)	1.76% (pays annually)	8/6/24	$272,250	$—	$272,250

PLN	12,200	Pays	6-month PLN WIBOR (pays semi-annually)	1.66% (pays annually)	10/2/24	96,312	—	96,312

PLN	11,400	Pays	6-month PLN WIBOR (pays semi-annually)	2.44% (pays annually)	10/28/24	179,232	—	179,232

PLN	50,000	Pays	6-month PLN WIBOR (pays semi-annually)	1.97% (pays annually)	1/20/25	468,773	—	468,773

PLN	37,000	Receives	6-month PLN WIBOR (pays semi-annually)	1.44% (pays annually)	3/17/25	(114,795)	—	(114,795)

PLN	10,800	Pays	6-month PLN WIBOR (pays semi-annually)	0.48% (pays annually)	8/7/25	(85,061)	—	(85,061)

PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.69% (pays annually)	8/26/25	(60,475)	—	(60,475)

PLN	42,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.64% (pays annually)	1/25/26	(363,933)	—	(363,933)

PLN	29,000	Pays	6-month PLN WIBOR (pays semi-annually)	0.97% (pays annually)	2/23/26	(139,064)	—	(139,064)

PLN	75,000	Pays	6-month PLN WIBOR (pays semi-annually)	2.84% (pays annually)	1/10/28	1,646,604	—	1,646,604

PLN	78,000	Receives	6-month PLN WIBOR (pays semi-annually)	0.93% (pays annually)	5/8/30	1,510,898	—	1,510,898

THB	175,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.29% (pays semi-annually)	11/25/24	117,657	—	117,657

THB	456,500	Pays	6-month THB Fixing Rate (pays semi-annually)	1.26% (pays semi-annually)	12/16/24	291,426	—	291,426

THB	675,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.94% (pays semi-annually)	2/12/25	128,054	—	128,054

THB	442,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.70% (pays semi-annually)	3/6/25	(51,711)	—	(51,711)

THB	483,000	Receives	6-month THB Fixing Rate (pays semi-annually)	1.02% (pays semi-annually)	3/17/25	(137,838)	—	(137,838)

THB	290,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.80% (pays semi-annually)	6/16/25	(17,606)	—	(17,606)

THB	180,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.82% (pays semi-annually)	9/11/25	(14,325)	—	(14,325)

THB	373,500	Pays	6-month THB Fixing Rate (pays semi-annually)	0.79% (pays semi-annually)	12/4/25	(80,815)	—	(80,815)

THB	635,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.69% (pays semi-annually)	12/22/25	(235,245)	—	(235,245)

37	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.72% (pays semi-annually)	1/25/26	$(139,925)	$—	$(139,925)

THB	291,000	Pays	6-month THB Fixing Rate (pays semi-annually)	0.90% (pays semi-annually)	2/23/26	(27,548)	—	(27,548)

THB	429,400	Pays	6-month THB Fixing Rate (pays semi-annually)	1.07% (pays semi-annually)	4/12/26	68,022	—	68,022

THB	398,453	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	49,372	—	49,372

THB	398,453	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	49,372	—	49,372

THB	224,967	Receives	6-month THB Fixing Rate (pays semi-annually)	1.32% (pays semi-annually)	2/25/28	(33,677)	—	(33,677)

THB	199,227	Receives	6-month THB Fixing Rate (pays semi-annually)	1.34% (pays semi-annually)	2/25/28	(38,595)	—	(38,595)

USD	21,400	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	1/6/31	1,277,934	—	1,277,934

USD	2,196	Receives	3-month USD-LIBOR (pays quarterly)	1.27% (pays semi-annually)	2/16/31	65,506	—	65,506

USD	2,848	Receives	3-month USD-LIBOR (pays quarterly)	1.37% (pays semi-annually)	2/19/31	56,198	—	56,198

USD	9,333	Receives	3-month USD-LIBOR (pays quarterly)	1.36% (pays semi-annually)	2/22/31	194,217	—	194,217

USD	13,231	Receives	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	2/23/31	192,842	—	192,842

USD	473	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/24/31	7,733	—	7,733

ZAR	221,000	Pays	3-month ZAR JIBAR (pays quarterly)	6.99% (pays quarterly)	7/3/24	956,471	—	956,471

ZAR	559,737	Pays	3-month ZAR JIBAR (pays quarterly)	6.88% (pays quarterly)	1/10/25	2,226,773	—	2,226,773

ZAR	55,027	Pays	3-month ZAR JIBAR (pays quarterly)	6.64% (pays quarterly)	2/14/25	202,999	—	202,999

ZAR	256,793	Pays	3-month ZAR JIBAR (pays quarterly)	6.65% (pays quarterly)	2/14/25	950,575	—	950,575

ZAR	244,000	Receives	3-month ZAR JIBAR (pays quarterly)	7.04% (pays quarterly)	3/12/25	(1,098,199)	—	(1,098,199)

38	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

ZAR	65,700	Receives	3-month ZAR JIBAR (pays quarterly)	6.91% (pays quarterly)	3/13/25	$(273,799)	$—	$(273,799)

ZAR	148,340	Pays	3-month ZAR JIBAR (pays quarterly)	5.40% (pays quarterly)	6/11/25	10,017	—	10,017

ZAR	50,000	Pays	3-month ZAR JIBAR (pays quarterly)	4.97% (pays quarterly)	8/24/25	(67,492)	105	(67,387)

ZAR	192,000	Pays	3-month ZAR JIBAR (pays quarterly)	5.56% (pays quarterly)	2/19/26	(82,444)	659	(81,785)

ZAR	68,770	Pays	3-month ZAR JIBAR (pays quarterly)	8.79% (pays quarterly)	3/18/26	632,611	—	632,611

Total						$16,934,184	$(329,533)	$16,604,651

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	13.10% (pays upon termination)	1/2/23	$2,125,397

Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR (pays semi-annually)	5.45% (pays annually)	6/7/21	123,773

Bank of America, N.A.	RUB	1,085,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.20% (pays annually)	3/4/25	(395,489)

Bank of America, N.A.	RUB	606,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.20% (pays annually)	8/6/25	(349,638)

Bank of America, N.A.	THB	400,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.91% (pays semi-annually)	11/2/22	385,976

Bank of America, N.A.	THB	230,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.90% (pays semi-annually)	12/8/22	226,922

Citibank, N.A.	MYR	5,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	54,210

Citibank, N.A.	MYR	40,000	Pays	3-month MYR KLIBOR (pays quarterly)	3.37% (pays quarterly)	5/29/24	298,473

Citibank, N.A.	RUB	768,000	Receives	3-month Moscow Prime Offered Rate (pays quarterly)	8.65% (pays annually)	3/13/25	(582,330)

Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.03% (pays semi-annually)	4/24/22	253,243

Citibank, N.A.	THB	260,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.79% (pays semi-annually)	8/10/22	181,013

39	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	THB	330,000	Pays	6-month THB Fixing Rate (pays semi-annually)	1.87% (pays semi-annually)	3/27/23	$305,702

Citibank, N.A.	THB	250,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.22% (pays semi-annually)	10/25/23	328,211

Citibank, N.A.	THB	87,340	Pays	6-month THB Fixing Rate (pays semi-annually)	1.96% (pays semi-annually)	3/18/24	113,782

Credit Suisse International	RUB	51,950	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	5/23/22	52,986

Credit Suisse International	RUB	275,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.85% (pays annually)	11/1/22	146,759

Credit Suisse International	RUB	230,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.66% (pays annually)	8/1/24	186,897

Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.98% (pays upon termination)	1/2/23	314,984

Deutsche Bank AG	THB	324,320	Pays	6-month THB Fixing Rate (pays semi-annually)	2.13% (pays semi-annually)	11/19/23	486,409

Goldman Sachs International	CLP	8,866,700	Pays	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	3.83% (pays semi-annually)	5/29/23	804,875

Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR (pays semi-annually)	5.54% (pays annually)	5/10/21	157,728

Goldman Sachs International	RUB	1,487,640	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.67% (pays annually)	11/20/24	138,002

Goldman Sachs International	RUB	1,543,910	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.67% (pays annually)	11/20/24	143,221

Goldman Sachs International	RUB	879,100	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.51% (pays annually)	4/16/25	(227,168)

Goldman Sachs International	RUB	671,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.51% (pays annually)	5/15/25	(104,934)

Goldman Sachs International	RUB	603,873	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.34% (pays annually)	5/18/25	(154,943)

Goldman Sachs International	RUB	252,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.27% (pays annually)	6/17/25	(80,966)

Goldman Sachs International	RUB	430,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.14% (pays annually)	7/24/25	(182,523)

40	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Interest Rate Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/ Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	RUB	320,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.50% (pays annually)	8/25/25	$(130,547)

Goldman Sachs International	RUB	1,700,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.64% (pays annually)	12/21/25	(964,363)

Goldman Sachs International	RUB	400,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.53% (pays annually)	3/12/26	(114,817)

JPMorgan Chase Bank, N.A.	MYR	11,300	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	8/1/23	111,378

JPMorgan Chase Bank, N.A.	MYR	5,810	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	56,903

JPMorgan Chase Bank, N.A.	MYR	5,815	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	8/14/23	56,952

JPMorgan Chase Bank, N.A.	MYR	14,500	Pays	3-month MYR KLIBOR (pays quarterly)	3.86% (pays quarterly)	9/4/23	137,393

JPMorgan Chase Bank, N.A.	MYR	11,600	Pays	3-month MYR KLIBOR (pays quarterly)	3.89% (pays quarterly)	9/5/23	111,764

JPMorgan Chase Bank, N.A.	MYR	49,000	Pays	3-month MYR KLIBOR (pays quarterly)	2.53% (pays quarterly)	4/19/26	(83,230)

JPMorgan Chase Bank, N.A.	RUB	565,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.78% (pays annually)	8/6/24	491,651

JPMorgan Chase Bank, N.A.	RUB	401,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	7.20% (pays annually)	10/1/24	216,900

JPMorgan Chase Bank, N.A.	RUB	802,200	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.55% (pays annually)	12/3/25	(489,584)

JPMorgan Chase Bank, N.A.	RUB	775,000	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.27% (pays annually)	2/24/26	(334,446)

Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.90% (pays upon termination)	1/2/23	314,540

Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	12.83% (pays upon termination)	1/2/23	684,807

Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR (pays quarterly)	4.19% (pays quarterly)	10/24/24	57,428

Standard Chartered Bank	MYR	5,800	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	7/23/23	50,346

Standard Chartered Bank	MYR	5,900	Pays	3-month MYR KLIBOR (pays quarterly)	3.88% (pays quarterly)	9/4/23	56,525

Standard Chartered Bank	THB	650,000	Pays	6-month THB Fixing Rate (pays semi-annually)	2.15% (pays semi-annually)	8/20/23	837,262

							$5,817,434

41	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$2,240	1.00% (pays quarterly)(1)	6/20/21	0.38%	$4,568	$9,216	$13,784

Turkey	4,570	1.00% (pays quarterly)(1)	6/20/21	3.04	(7,905)	32,256	24,351

Total	$6,810				$(3,337)	$41,472	$38,135

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	$94	1.00% (pays quarterly)(1)	6/20/24	$79	$(1,728)	$(1,649)

Total				$79	$(1,728)	$(1,649)

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Bahamas	Deutsche Bank AG	$1,600	1.00% (pays quarterly)(1)	6/20/22	3.64%	$(45,624)	$32,699	$(12,925)

Total		$1,600				$(45,624)	$32,699	$(12,925)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $8,410,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

42	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Cross-Currency Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	1-day Indice Camara Promedio Rate on CLP 810,021,438 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 27,782 (pays semi-annually)*	2/10/31	$88,939

Citibank, N.A.	1-day Indice Camara Promedio Rate on CLP 731,637,500 (pays semi-annually)*	(0.07)% on CLP equivalent of CLF 25,000 (pays semi-annually)*	2/25/31	70,287

Goldman Sachs International	9.56% on TRY 16,903,000 (pays annually) plus USD 5,549,245**	3-month USD-LIBOR on USD 5,549,245 (pays quarterly) plus TRY 16,903,000**	7/28/23	(3,743,045)

Goldman Sachs International	9.51% on TRY 43,482,000 (pays annually) plus USD 14,326,853**	3-month USD-LIBOR on USD 14,326,853 (pays quarterly) plus TRY 43,482,000**	7/29/23	(9,691,079)

Goldman Sachs International	3-month USD-LIBOR on USD 1,015,106 (pays quarterly) plus TRY 8,400,000**	19.35% on TRY 8,400,000 (pays annually) plus USD 1,015,106**	6/16/26	1

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,518,667,068 (pays semi-annually)*	(0.25)% on CLP equivalent of CLF 52,100 (pays semi-annually)*	2/9/31	176,663

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 766,128,035 (pays semi-annually)*	(0.24)% on CLP equivalent of CLF 26,270 (pays semi-annually)*	2/11/31	88,811

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 766,347,926 (pays semi-annually)*	(0.27)% on CLP equivalent of CLF 26,271 (pays semi-annually)*	2/12/31	92,426

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 373,122,363 (pays semi-annually)*	(0.32)% on CLP equivalent of CLF 12,775 (pays semi-annually)*	2/17/31	48,347

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,463,251,912 (pays semi-annually)*	(0.15)% on CLP equivalent of CLF 50,074 (pays semi-annually)*	2/19/31	155,617

JPMorgan Chase Bank, N.A.	18.56% on TRY 125,287,000 (pays annually) plus USD 17,791,394**	3-month USD-LIBOR on USD 17,791,394 (pays quarterly) plus TRY 125,287,000**	8/7/22	(942,639)

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 446,062,846 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 15,299 (pays semi-annually)*	2/10/31	50,580

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 446,174,069 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 15,299 (pays semi-annually)*	2/11/31	49,156

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 446,174,069 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 15,299 (pays semi-annually)*	2/11/31	50,118

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 892,318,975 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 30,597 (pays semi-annually)*	2/11/31	100,875

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 892,318,975 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 30,597 (pays semi-annually)*	2/11/31	102,157

43	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 711,127,469 (pays semi-annually)*	(0.30)% on CLP equivalent of CLF 24,378 (pays semi-annually)*	2/12/31	$88,832

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 670,247,514 (pays semi-annually)*	(0.31)% on CLP equivalent of CLF 22,948 (pays semi-annually)*	2/16/31	85,900

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 446,841,412 (pays semi-annually)*	(0.34)% on CLP equivalent of CLF 15,299 (pays semi-annually)*	2/16/31	59,193

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 450,575,388 (pays semi-annually)*	(0.21)% on CLP equivalent of CLF 15,423 (pays semi-annually)*	2/18/31	51,143

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 450,687,667 (pays semi-annually)*	(0.16)% on CLP equivalent of CLF 15,423 (pays semi-annually)*	2/19/31	48,092

				$(12,969,626)

*

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

**

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Currency Abbreviations:

BAM	–	Bosnia-Herzegovina Convertible Mark

BRL	–	Brazilian Real

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

CZK	–	Czech Koruna

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GEL	–	Georgian Lari

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

KES	–	Kenyan Shilling

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RON	–	Romanian Leu

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

44	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $1,563,852,231)	$1,534,004,506

Affiliated investment, at value (identified cost, $105,944,238)	105,944,238

Cash	12,715,177

Deposits for derivatives collateral —

Centrally cleared derivatives	51,715,126

OTC derivatives	1,951,000

Foreign currency, at value (identified cost, $6,681,434)	6,584,392

Interest receivable	21,845,429

Dividends receivable from affiliated investment	6,887

Receivable for investments sold	11,260,024

Receivable for open forward foreign currency exchange contracts	9,876,843

Receivable for open swap contracts	11,419,549

Receivable for open non-deliverable bond forward contracts	572,113

Total assets	$1,767,895,284

Liabilities

Cash collateral due to brokers	$1,951,000

Payable for investments purchased	7,544,439

Payable for securities sold short, at value (proceeds, $3,288,520)	2,983,550

Payable for variation margin on open financial futures contracts	16,798

Payable for variation margin on open centrally cleared derivatives	5,990,145

Payable for open forward foreign currency exchange contracts	14,625,557

Payable for open swap contracts	18,584,666

Upfront receipts on open non-centrally cleared swap contracts	32,699

Payable for open non-deliverable bond forward contracts	706,411

Payable to affiliates:

Investment adviser fee	880,120

Trustees’ fees	6,569

Interest payable on securities sold short	67,690

Accrued foreign capital gains taxes	1,953,307

Accrued expenses	1,283,905

Total liabilities	$56,626,856

Net Assets applicable to investors’ interest in Portfolio	$1,711,268,428

45	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest (net of foreign taxes, $2,599,332)	$40,939,984

Dividends from affiliated investment	121,520

Total investment income	$41,061,504

Expenses

Investment adviser fee	$4,957,810

Trustees’ fees and expenses	39,430

Custodian fee	597,508

Legal and accounting services	76,866

Interest expense on securities sold short	60,675

Miscellaneous	22,633

Total expenses	$5,754,922

Net investment income	$35,306,582

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $160,958)	$2,932,872

Securities sold short	123,351

Financial futures contracts	817,890

Swap contracts	13,102,178

Foreign currency transactions	20,991

Forward foreign currency exchange contracts	7,119,015

Non-deliverable bond forward contracts	(10,518,103)

Net realized gain	$13,598,194

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $336,371)	$(5,605,089)

Securities sold short	304,970

Financial futures contracts	63,814

Swap contracts	(33,285,498)

Foreign currency	255,832

Forward foreign currency exchange contracts	7,918,562

Non-deliverable bond forward contracts	720,323

Net change in unrealized appreciation (depreciation)	$(29,627,086)

Net realized and unrealized loss	$(16,028,892)

Net increase in net assets from operations	$19,277,690

46	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$35,306,582	$73,431,867

Net realized gain (loss)	13,598,194	(44,007,893)

Net change in unrealized appreciation (depreciation)	(29,627,086)	(50,203,391)

Net increase (decrease) in net assets from operations	$19,277,690	$(20,779,417)

Capital transactions —

Contributions	$541,090,215	$394,900,465

Withdrawals	(103,034,567)	(358,676,352)

Net increase in net assets from capital transactions	$438,055,648	$36,224,113

Net increase in net assets	$457,333,338	$15,444,696

Net Assets

At beginning of period	$1,253,935,090	$1,238,490,394

At end of period	$1,711,268,428	$1,253,935,090

47	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018		2017		2016

Ratios (as a percentage of average daily net assets):

Expenses	0.74	%(1)(2)	0.79%	0.78%	0.87	%(1)	0.81	%(1)	0.91	%(1)

Net investment income	4.56	%(2)	5.79%	7.01%	7.22%		5.90%		5.94%

Portfolio Turnover	24	%(3)	56%	46%	52%		40%		73%

Total Return	3.30	%(3)	0.08%	23.15%	(9.33)%		8.23%		16.39%

Net assets, end of period (000’s omitted)	$1,711,268		$1,253,935	$1,238,490	$783,270		$617,181		$348,304

(1)

Includes interest expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.01%, 0.02%, 0.02% and 0.05% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2018, 2017 and 2016, respectively.

(2)	Annualized.

(3)	Not annualized.

48	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 92.6%, 6.5%, 0.5% and 0.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

49

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation

50

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

K  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

L  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 8. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

N  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

51

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

O  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

P  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

Q  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion and 0.575% on average daily net assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $4,957,810 or 0.64% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, aggregated $550,949,361 and $222,293,385, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,675,571,134

Gross unrealized appreciation	$58,618,655

Gross unrealized depreciation	(80,976,289)

Net unrealized depreciation	$(22,357,634)

52

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to enhance total return and/or as a substitute for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $33,949,333. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $25,926,243 at April 30, 2021.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021.

53

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$263,538	$248,740	$512,278

Not applicable	4,647 *	23,913,289 *	34,469,961 *	58,387,897

Receivable for open forward foreign currency exchange contracts	—	9,876,843	—	9,876,843

Receivable/payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	—	11,419,549	11,419,549

Receivable for open non-deliverable bond forward contracts	—	—	572,113	572,113

Total Asset Derivatives	$4,647	$34,053,670	$46,710,363	$80,768,680

Derivatives not subject to master netting or similar agreements	$4,647	$23,913,289	$34,469,961	$58,387,897

Total Asset Derivatives subject to master netting or similar agreements	$—	$10,140,381	$12,240,402	$22,380,783

Not applicable	$(7,905)*	$(15,419,060)*	$(17,358,258)*	$(32,785,223)

Payable for open forward foreign currency exchange contracts	—	(14,625,557)	—	(14,625,557)

Payable/receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(45,624)	—	(18,571,741)	(18,617,365)

Payable for open non-deliverable bond forward contracts	—	—	(706,411)	(706,411)

Total Liability Derivatives	$(53,529)	$(30,044,617)	$(36,636,410)	$(66,734,556)

Derivatives not subject to master netting or similar agreements	$(7,905)	$(15,419,060)	$(17,358,258)	$(32,785,223)

Total Liability Derivatives subject to master netting or similar agreements	$(45,624)	$(14,625,557)	$(19,278,152)	$(33,949,333)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

54

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$3,805,096	$(3,511,746)	$—	$—	$293,350	$—

Barclays Bank PLC	91,205	(91,205)	—	—	—	—

BNP Paribas	751,448	(364,755)	(254,417)	—	132,276	—

Citibank, N.A.	4,807,484	(4,807,484)	—	—	—	—

Credit Agricole Corporate and Investment Bank	213,668	(118,620)	—	—	95,048	—

Credit Suisse International	386,642	—	—	(386,642)	—	490,000

Deutsche Bank AG	809,735	(45,624)	(693,594)	—	70,517	—

Goldman Sachs International	2,769,255	(2,769,255)	—	—	—	—

HSBC Bank USA, N.A.	683,017	(457,475)	—	—	225,542	—

ICBC Standard Bank plc	8,221	(8,162)	—	—	59	—

JPMorgan Chase Bank, N.A.	2,598,571	(1,958,192)	—	(640,379)	—	791,000

Nomura International PLC	1,056,775	—	(871,057)	(180,000)	5,718	180,000

Standard Chartered Bank	2,532,189	(2,532,189)	—	—	—	—

The Bank of Nova Scotia	686,046	—	—	(490,000)	196,046	490,000

UBS AG	1,181,431	(671,222)	(510,209)	—	—	—

	$22,380,783	$(17,335,929)	$(2,329,277)	$(1,697,021)	$1,018,556	$1,951,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(3,511,746)	$3,511,746	$—	$—	$—	$—

Barclays Bank PLC	(167,432)	91,205	—	—	(76,227)	—

BNP Paribas	(364,755)	364,755	—	—	—	—

Citibank, N.A.	(6,352,531)	4,807,484	1,545,047	—	—	—

Credit Agricole Corporate and Investment Bank	(118,620)	118,620	—	—	—	—

Deutsche Bank AG	(45,624)	45,624	—	—	—	—

Goldman Sachs International	(16,235,619)	2,769,255	13,466,364	—	—	—

HSBC Bank USA, N.A.	(457,475)	457,475	—	—	—	—

ICBC Standard Bank plc	(8,162)	8,162	—	—	—	—

JPMorgan Chase Bank, N.A.	(1,958,192)	1,958,192	—	—	—	—

Standard Chartered Bank	(4,057,955)	2,532,189	1,525,766	—	—	—

UBS AG	(671,222)	671,222	—	—	—	—

	$(33,949,333)	$17,335,929	$16,537,177	$—	$(76,227)	$—

Total — Deposits for derivatives collateral — OTC derivatives						$1,951,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

55

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Financial futures contracts	$—	$—	$817,890	$817,890

Swap contracts	383,112	—	12,719,066	13,102,178

Forward foreign currency exchange contracts	—	7,119,015	—	7,119,015

Non-deliverable bond forward contracts	—	—	(10,518,103)	(10,518,103)

Total	$383,112	$7,119,015	$3,018,853	$10,520,980

Change in unrealized appreciation (depreciation) —

Investments	$—	$(519,983)	$(674,762)	$(1,194,745)

Financial futures contracts	—	—	63,814	63,814

Swap contracts	11,795	—	(33,297,293)	(33,285,498)

Forward foreign currency exchange contracts	—	7,918,562	—	7,918,562

Non-deliverable bond forward contracts	—	—	720,323	720,323

Total	$11,795	$7,398,579	$(33,187,918)	$(25,777,544)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Interest Rate Swaptions Purchased	Swap Contracts

$21,956,000	$3,120,467,000	$125,092,000	$22,880,000	$2,265,319,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts outstanding during six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $35,430,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

56

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $105,944,238, which represents 6.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$160,245,815	$706,425,011	$(760,726,588)	$—	$—	$105,944,238	$121,520	105,944,238

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

57

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Foreign Corporate Bonds	$—	$31,621,488	$—	$31,621,488

Loan Participation Notes	—	—	39,067,780	39,067,780

Sovereign Government Bonds	—	1,055,054,417	—	1,055,054,417

Short-Term Investments —

Sovereign Government Securities	—	181,941,884	—	181,941,884

Repurchase Agreements	—	3,157,525	—	3,157,525

U.S. Treasury Obligations	—	222,649,134	—	222,649,134

Other	—	105,944,238	—	105,944,238

Purchased Currency Options	—	263,538	—	263,538

Purchased Interest Rate Swaptions	—	248,740	—	248,740

Total Investments	$—	$1,600,880,964	$39,067,780	$1,639,948,744

Forward Foreign Currency Exchange Contracts	$—	$33,790,132	$—	$33,790,132

Non-deliverable Bond Forward Contracts	—	572,113	—	572,113

Futures Contracts	181,334	—	—	181,334

Swap Contracts	—	45,712,823	—	45,712,823

Total	$181,334	$1,680,956,032	$39,067,780	$1,720,205,146

Liability Description

Securities Sold Short	$—	$(2,983,550)	$—	$(2,983,550)

Forward Foreign Currency Exchange Contracts	—	(30,044,617)	—	(30,044,617)

Non-deliverable Bond Forward Contracts	—	(706,411)	—	(706,411)

Futures Contracts	(3,815)	—	—	(3,815)

Swap Contracts	—	(35,979,713)	—	(35,979,713)

Total	$(3,815)	$(69,714,291)	$—	$(69,718,106)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Loan Participation Notes	Total

Balance as of October 31, 2020	$34,155,753	$34,155,753

Realized gains (losses)	—	—

Change in net unrealized appreciation (depreciation)	(2,446,004)	(2,446,004)

Cost of purchases	7,454,458	7,454,458

Proceeds from sales, including return of capital	—	—

Accrued discount (premium)	(96,427)	(96,427)

Transfers to Level 3	—	—

Transfers from Level 3	—	—

Balance as of April 30, 2021	$39,067,780	$39,067,780

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2021	$(2,446,004)	$(2,446,004)

58

Emerging Markets Local Income Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of April 30, 2021:

Type of Investment	Fair Value as of April 30, 2021	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Loan Participation Notes	$39,067,780	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	4.98%	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

59

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Emerging Markets Local Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Emerging Markets Local Income Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	138,450,072.504	2,042,704.028	8,102,247.460	0

Proposal 2	138,072,794.184	2,131,605.650	8,390,624.159	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Emerging Markets Local Income Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

92.875%	1.462%	5.665%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

60

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Emerging Markets Local Income Fund and Emerging Markets Local Income Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Emerging Markets Local Income Fund	Eaton Vance Management	None

Emerging Markets Local Income Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

61

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

62

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

63

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

64

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

65

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

66

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Emerging Markets Local Income Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Emerging Markets Local Income Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Emerging Markets Local Income Fund and Emerging Markets Local Income Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

67

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

68

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

69

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

70

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Emerging Markets Local Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7756    4.30.21

Eaton Vance

Floating-Rate Advantage Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Floating-Rate Advantage Fund

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Performance1,2

Portfolio Managers Craig P. Russ and Andrew N. Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Advisers Class at NAV	03/15/2008	08/04/1989	6.69%	17.96%	4.95%	4.33%
Class A at NAV	03/17/2008	08/04/1989	6.80	18.07	4.97	4.34
Class A with 2.25% Maximum Sales Charge	—	—	4.41	15.46	4.49	4.10
Class C at NAV	03/15/2008	08/04/1989	6.54	17.52	4.45	3.81
Class C with 1% Maximum Sales Charge	—	—	5.54	16.52	4.45	3.81
Class I at NAV	03/15/2008	08/04/1989	6.83	18.25	5.21	4.58
Class R6 at NAV	05/31/2019	08/04/1989	6.96	18.44	5.24	4.59

S&P/LSTA Leveraged Loan Index	—	—	5.99%	16.10%	4.98%	4.24%

% Total Annual Operating Expense Ratios[3]		Advisers Class	Class A	Class C	Class I	Class R6

		1.60%	1.60%	2.10%	1.35%	1.28%

% Total Leverage[4]

Borrowings						14.88%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Fund Profile5

Top 10 Issuers (% of total investments)6

Numericable Group S.A.	1.3%

TransDigm, Inc.	1.0

Virgin Media SFA Finance Limited	0.9

Ziggo B.V.	0.9

Informatica, LLC	0.9

CenturyLink, Inc.	0.8

SolarWinds Holdings, Inc.	0.8

Ultimate Software Group, Inc. (The)	0.8

Hyland Software, Inc.	0.7

Banff Merger Sub, Inc.	0.7

Total	8.8%

Credit Quality (% of bonds, loans and asset-backed securities)7

Top 10 Sectors (% of total investments)6

Electronics/Electrical	18.1%

Business Equipment and Services	8.5

Health Care	8.0

Chemicals and Plastics	5.2

Cable and Satellite Television	4.4

Drugs	4.2

Industrial Equipment	4.0

Automotive	3.8

Telecommunications	3.7

Building and Development	2.9

Total	62.8%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater volatility of NAV. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its borrowings and may be required to reduce its borrowings at an inopportune time.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

[7]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

4

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,066.90	$6.97	1.36%
Class A	$1,000.00	$1,068.00	$6.97	1.36%
Class C	$1,000.00	$1,065.40	$9.53	1.86%
Class I	$1,000.00	$1,068.30	$5.64	1.10%
Class R6	$1,000.00	$1,069.60	$5.23	1.02%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,018.10	$6.81	1.36%
Class A	$1,000.00	$1,018.10	$6.81	1.36%
Class C	$1,000.00	$1,015.60	$9.30	1.86%
Class I	$1,000.00	$1,019.30	$5.51	1.10%
Class R6	$1,000.00	$1,019.70	$5.11	1.02%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Senior Debt Portfolio, at value (identified cost, $6,777,426,100)	$6,682,888,382

Receivable for Fund shares sold	45,223,222

Total assets	$6,728,111,604

Liabilities

Payable for Fund shares redeemed	$19,781,116

Distributions payable	4,324,646

Payable to affiliates:

Administration fee	534,058

Distribution and service fees	562,638

Trustees’ fees	42

Accrued expenses	774,393

Total liabilities	$25,976,893

Net Assets	$6,702,134,711

Sources of Net Assets

Paid-in capital	$7,358,382,012

Accumulated loss	(656,247,301)

Total	$6,702,134,711

Advisers Class Shares

Net Assets	$75,137,989

Shares Outstanding	7,140,162

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.52

Class A Shares

Net Assets	$1,304,887,589

Shares Outstanding	123,973,503

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.53

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$10.77

Class C Shares

Net Assets	$456,260,957

Shares Outstanding	43,422,552

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.51

Class I Shares

Net Assets	$4,703,811,055

Shares Outstanding	446,947,203

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.52

Class R6 Shares

Net Assets	$162,037,121

Shares Outstanding	15,402,921

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.52

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income allocated from Portfolio	$149,163,449

Dividends allocated from Portfolio (net of foreign taxes, $117,208)	3,279,849

Expenses, excluding interest expense, allocated from Portfolio	(15,860,670)

Interest expense allocated from Portfolio	(10,967,892)

Total investment income from Portfolio	$125,614,736

Expenses

Administration fee	$2,880,072

Distribution and service fees

Advisers Class	83,572

Class A	1,553,812

Class C	1,756,553

Trustees’ fees and expenses	250

Custodian fee	30,720

Transfer and dividend disbursing agent fees	1,656,047

Legal and accounting services	48,527

Printing and postage	129,134

Registration fees	132,324

Miscellaneous	28,196

Total expenses	$8,299,207

Net investment income	$117,315,529

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(16,041,781)

Foreign currency transactions	499,553

Forward foreign currency exchange contracts	(3,200,909)

Net realized loss	$(18,743,137)

Change in unrealized appreciation (depreciation) —

Investments	$277,220,973

Foreign currency	(1,438,208)

Forward foreign currency exchange contracts	(11,363,344)

Net change in unrealized appreciation (depreciation)	$264,419,421

Net realized and unrealized gain	$245,676,284

Net increase in net assets from operations	$362,991,813

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$117,315,529	$276,406,516

Net realized loss	(18,743,137)	(406,496,494)

Net change in unrealized appreciation (depreciation)	264,419,421	9,491,966

Net increase (decrease) in net assets from operations	$362,991,813	$(120,598,012)

Distributions to shareholders —

Advisers Class	$(1,423,454)	$(4,578,589)

Class A	(26,501,312)	(58,199,875)

Class C	(8,832,622)	(26,006,092)

Class I	(87,781,147)	(199,604,518)

Class R6	(1,481,509)	(1,212,525)

Total distributions to shareholders	$(126,020,044)	$(289,601,599)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$16,864,728	$15,531,267

Class A	168,052,082	268,866,314

Class C	44,353,063	71,436,515

Class I	1,801,780,540	2,204,635,029

Class R6	132,294,306	42,086,130

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	1,407,726	4,524,211

Class A	21,817,409	49,780,266

Class C	7,883,845	22,160,327

Class I	69,326,905	158,270,743

Class R6	1,198,868	1,211,516

Cost of shares redeemed

Advisers Class	(10,576,689)	(83,569,621)

Class A	(172,064,578)	(511,916,325)

Class C	(68,404,868)	(280,925,656)

Class I	(870,431,588)	(3,435,101,102)

Class R6	(6,857,513)	(7,775,878)

Net asset value of shares converted

Class A	57,923,805	18,549,370

Class C	(57,923,805)	(18,549,370)

Net increase (decrease) in net assets from Fund share transactions	$1,136,644,236	$(1,480,786,264)

Net increase (decrease) in net assets	$1,373,616,005	$(1,890,985,875)

Net Assets

At beginning of period	$5,328,518,706	$7,219,504,581

At end of period	$6,702,134,711	$5,328,518,706

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Financial Highlights

	Advisers Class

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$10.070		$10.550	$10.940	$10.910	$10.740	$10.470

Income (Loss) From Operations

Net investment income(1)	$0.204		$0.457	$0.558	$0.493	$0.463	$0.527

Net realized and unrealized gain (loss)	0.467		(0.473)	(0.390)	0.029	0.170	0.270

Total income (loss) from operations	$0.671		$(0.016)	$0.168	$0.522	$0.633	$0.797

Less Distributions

From net investment income	$(0.221)		$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.527)

Total distributions	$(0.221)		$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.527)

Net asset value — End of period	$10.520		$10.070	$10.550	$10.940	$10.910	$10.740

Total Return(2)	6.69	%(3)	(0.05)%	1.59%	4.88%	5.99%	7.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$75,138		$64,551	$139,516	$221,484	$148,322	$127,613

Ratios (as a percentage of average daily net assets):(4)

Expenses excluding interest and fees	0.98	%(5)	1.00%	0.99%	0.96%	0.95%	1.03%

Interest and fee expense	0.38	%(5)	0.63%	0.87%	0.44%	0.34%	0.44%

Total expenses	1.36	%(5)	1.63%	1.86%	1.40%	1.29%	1.47%

Net investment income	3.94	%(5)	4.50%	5.21%	4.51%	4.26%	5.10%

Portfolio Turnover of the Portfolio	15	%(3)	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$10.070		$10.550	$10.950	$10.910	$10.740	$10.480

Income (Loss) From Operations

Net investment income(1)	$0.204		$0.447	$0.559	$0.493	$0.462	$0.527

Net realized and unrealized gain (loss)	0.477		(0.463)	(0.401)	0.039	0.171	0.261

Total income (loss) from operations	$0.681		$(0.016)	$0.158	$0.532	$0.633	$0.788

Less Distributions

From net investment income	$(0.221)		$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.528)

Total distributions	$(0.221)		$(0.464)	$(0.558)	$(0.492)	$(0.463)	$(0.528)

Net asset value — End of period	$10.530		$10.070	$10.550	$10.950	$10.910	$10.740

Total Return(2)	6.80	%(3)	(0.05)%	1.50%	4.97%	5.99%	7.83%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,304,888		$1,175,942	$1,426,205	$1,856,836	$1,553,486	$1,524,471

Ratios (as a percentage of average daily net assets):(4)

Expenses excluding interest and fees	0.98	%(5)	0.99%	0.99%	0.96%	0.94%	1.03%

Interest and fee expense	0.38	%(5)	0.60%	0.88%	0.44%	0.34%	0.44%

Total expenses	1.36	%(5)	1.59%	1.87%	1.40%	1.28%	1.47%

Net investment income	3.94	%(5)	4.44%	5.21%	4.50%	4.26%	5.10%

Portfolio Turnover of the Portfolio	15	%(3)	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$10.050		$10.530	$10.920	$10.890	$10.720	$10.460

Income (Loss) From Operations

Net investment income(1)	$0.178		$0.397	$0.503	$0.436	$0.408	$0.474

Net realized and unrealized gain (loss)	0.477		(0.464)	(0.390)	0.030	0.170	0.261

Total income (loss) from operations	$0.655		$(0.067)	$0.113	$0.466	$0.578	$0.735

Less Distributions

From net investment income	$(0.195)		$(0.413)	$(0.503)	$(0.436)	$(0.408)	$(0.475)

Total distributions	$(0.195)		$(0.413)	$(0.503)	$(0.436)	$(0.408)	$(0.475)

Net asset value — End of period	$10.510		$10.050	$10.530	$10.920	$10.890	$10.720

Total Return(2)	6.54	%(3)	(0.56)%	1.08%	4.36%	5.47%	7.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$456,261		$508,535	$754,873	$1,192,124	$1,153,754	$1,101,121

Ratios (as a percentage of average daily net assets):(4)

Expenses excluding interest and fees	1.47	%(5)	1.50%	1.49%	1.46%	1.45%	1.53%

Interest and fee expense	0.39	%(5)	0.60%	0.87%	0.44%	0.34%	0.44%

Total expenses	1.86	%(5)	2.10%	2.36%	1.90%	1.79%	1.97%

Net investment income	3.45	%(5)	3.95%	4.71%	4.00%	3.76%	4.60%

Portfolio Turnover of the Portfolio	15	%(3)	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$10.070		$10.550	$10.940	$10.910	$10.740	$10.470

Income (Loss) From Operations

Net investment income(1)	$0.217		$0.474	$0.586	$0.521	$0.489	$0.551

Net realized and unrealized gain (loss)	0.467		(0.465)	(0.392)	0.028	0.171	0.271

Total income from operations	$0.684		$0.009	$0.194	$0.549	$0.660	$0.822

Less Distributions

From net investment income	$(0.234)		$(0.489)	$(0.584)	$(0.519)	$(0.490)	$(0.552)

Total distributions	$(0.234)		$(0.489)	$(0.584)	$(0.519)	$(0.490)	$(0.552)

Net asset value — End of period	$10.520		$10.070	$10.550	$10.940	$10.910	$10.740

Total Return(2)	6.83	%(3)	0.20%	1.84%	5.14%	6.26%	8.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,703,811		$3,545,676	$4,898,901	$7,387,447	$4,773,140	$2,409,972

Ratios (as a percentage of average daily net assets):(4)

Expenses excluding interest and fees	0.72	%(5)	0.75%	0.74%	0.71%	0.70%	0.78%

Interest and fee expense	0.38	%(5)	0.60%	0.88%	0.44%	0.34%	0.44%

Total expenses	1.10	%(5)	1.35%	1.62%	1.15%	1.04%	1.22%

Net investment income	4.18	%(5)	4.70%	5.47%	4.76%	4.50%	5.33%

Portfolio Turnover of the Portfolio	15	%(3)	30%	17%	29%	39%	38%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class R6
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020	Period Ended October 31, 2019(1)

Net asset value — Beginning of period	$10.060		$10.550	$10.740

Income (Loss) From Operations

Net investment income(2)	$0.222		$0.460	$0.247

Net realized and unrealized gain (loss)	0.474		(0.455)	(0.190)

Total income from operations	$0.696		$0.005	$0.057

Less Distributions

From net investment income	$(0.236)		$(0.495)	$(0.247)

Total distributions	$(0.236)		$(0.495)	$(0.247)

Net asset value — End of period	$10.520		$10.060	$10.550

Total Return(3)	6.96	%(4)	0.16%	0.53	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$162,037		$33,814	$10

Ratios (as a percentage of average daily net assets):(5)

Expenses excluding interest and fees	0.67	%(6)	0.68%	0.62	%(6)

Interest and fee expense	0.35	%(6)	0.55%	0.94	%(6)

Total expenses	1.02	%(6)	1.23%	1.56	%(6)

Net investment income	4.26	%(6)	4.63%	5.48	%(6)

Portfolio Turnover of the Portfolio	15	%(4)	30%	17	%(4)(7)

(1)	For the period from the commencement of operations, May 31, 2019, to October 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are generally sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.3% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

14

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $514,595,811 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $426,611,970 are long-term and $87,983,841 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily gross assets that are not invested in other investment companies for which EVM or its affiliates (i) serve as investment adviser and (ii) receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee under its investment advisory agreement. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its pro rata share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $2,880,072. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $127,040 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $23,083 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Advisers Class, Class A, and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $83,572 for Advisers Class shares and $1,553,812 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $1,405,243 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.15% per annum of its average daily net assets attributable to Class C shares. Although there is no present intention to do so, Class C shares could pay service fees of up to 0.25% annually upon Trustee approval. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $351,310 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends

15

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $33,000 and $14,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,189,642,037 and $225,775,226, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Advisers Class	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	1,605,449	1,506,095

Issued to shareholders electing to receive payments of distributions in Fund shares	134,459	446,474

Redemptions	(1,010,945)	(8,764,547)

Net increase (decrease)	728,963	(6,811,978)

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	15,990,577	26,562,612

Issued to shareholders electing to receive payments of distributions in Fund shares	2,083,490	4,940,616

Redemptions	(16,450,539)	(51,751,260)

Converted from Class C shares	5,583,115	1,873,008

Net increase (decrease)	7,206,643	(18,375,024)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	4,231,048	6,985,491

Issued to shareholders electing to receive payments of distributions in Fund shares	754,482	2,202,240

Redemptions	(6,554,946)	(28,390,581)

Converted to Class A shares	(5,593,235)	(1,876,097)

Net decrease	(7,162,651)	(21,078,947)

16

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	171,525,496	221,694,022

Issued to shareholders electing to receive payments of distributions in Fund shares	6,619,377	15,682,962

Redemptions	(83,320,592)	(349,518,761)

Net increase (decrease)	94,824,281	(112,141,777)

Class R6	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	12,583,408	4,023,230

Issued to shareholders electing to receive payments of distributions in Fund shares	114,361	122,429

Redemptions	(654,524)	(786,936)

Net increase	12,043,245	3,358,723

17

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Asset-Backed Securities — 4.0%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 3.288%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	$2,500	$2,501,975

Series 2018-1A, Class E, 6.188%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,963,337

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.094%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	4,932,365

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.375%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	3,216,989

Apidos CLO XX, Series 2015-20A, Class DR, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	2,236,371

Ares LII CLO, Ltd., Series 2019-52A, Class E, 6.734%, (3 mo. USD LIBOR + 6.55%), 4/22/31(1)(2)	1,250	1,250,766

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 3.184%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,501,807

Series 2018-49A, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	3,437,742

Ares XXXIIR CLO, Ltd.:

Series 2014-32RA, Class C, 3.094%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,938,455

Series 2014-32RA, Class D, 6.044%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	1,000	980,052

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,904,756

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 2.788%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,437,743

Series 2018-1A, Class C, 2.784%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	3,378,378

Bain Capital Credit CLO, Ltd., Series 2018-1A, Class D, 2.873%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,819,660

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 3.118%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,838,355

Series 2018-5BA, Class D, 6.138%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	3,298,578

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.788%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,979,938

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 2.788%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	1,500	1,450,176

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVI, Ltd.:

Series 2018-16A, Class D, 3.89%, (3 mo. USD LIBOR + 3.70%), 1/17/32(1)(2)	$2,000	$2,003,630

Series 2018-16A, Class E, 6.89%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,250	2,241,927

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class E, 6.784%, (3 mo. USD LIBOR + 6.60%), 7/15/32(1)(2)	1,750	1,751,279

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 3.086%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,478,420

Series 2018-1A, Class D, 5.836%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,550	4,334,521

BlueMountain CLO, Ltd.:

Series 2015-3A, Class CR, 2.788%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	5,000	4,731,750

Series 2015-3A, Class DR, 5.588%, (3 mo. USD LIBOR + 5.40%), 4/20/31(1)(2)	3,000	2,696,997

Series 2016-3A, Class DR, 3.294%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,446,851

Series 2016-3A, Class ER, 6.144%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,394,640

Series 2018-1A, Class D, 3.236%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,397,095

Series 2018-1A, Class E, 6.136%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,873,076

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(3)	1,250	1,249,253

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	4,623,279

Series 2016-1A, Class DR, 2.984%, (3 mo. USD LIBOR + 2.80%), 7/15/31(1)(2)	3,000	2,969,025

Series 2016-1A, Class ER, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,859,692

Series 2016-2A, Class ER, 6.184%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	4,290,511

Series 2018-1A, Class D, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,972,481

Series 2018-1A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,684,709

Carlyle C17 CLO, Ltd.:

Series C17A, Class CR, 3.005%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,912,015

Series C17A, Class DR, 6.205%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	3,353,647

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 3.686%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,453,650

18	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.: (continued)

Series 2012-3A, Class DR2, 6.686%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	$1,500	$1,423,932

Series 2014-3RA, Class C, 3.131%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	961,377

Series 2014-3RA, Class D, 5.581%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,988,464

Series 2014-4RA, Class C, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,750	2,627,364

Series 2014-4RA, Class D, 5.834%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	3,174,171

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 3.034%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,500	1,480,919

Series 2018-55A, Class E, 5.584%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,930,686

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 2.784%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	7,000	6,815,648

Series 2015-41A, Class ER, 5.484%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,208,345

Series 2016-42A, Class DR, 3.114%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,478,035

Series 2016-42A, Class ER, 5.734%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	3,387,881

Fort Washington CLO, Ltd., Series 2019-1A, Class E, 7.438%, (3 mo. USD LIBOR + 7.25%), 10/20/32(1)(2)	1,000	1,002,342

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.829%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	4,500	4,427,806

Galaxy XXV CLO, Ltd.:

Series 2015-19A, Class D1R, 6.706%, (3 mo. USD LIBOR + 6.53%), 7/24/30(1)(2)	2,000	1,959,786

Series 2018-25A, Class D, 3.276%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,495,385

Series 2018-25A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	3,382,872

Goldentree Loan Management US CLO 5, Ltd., Series 2019-5A, Class D, 4.038%, (3 mo. USD LIBOR + 3.85%), 10/20/32(1)(2)	1,500	1,507,152

Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 5.938%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,364,015

Golub Capital Partners CLO Ltd.:

Series 2018-37A, Class D, 3.488%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,942,320

Series 2020-48A, Class D, 3.99%, (3 mo. USD LIBOR + 3.80%), 4/17/33(1)(2)	2,000	2,002,318

Security	Principal Amount (000’s omitted)	Value

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(4)	$1,000	$1,000,000

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 3.284%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,947,500

Series 2018-2A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,780,841

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.876%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,752,310

Kayne CLO 11, Ltd., Series 2021-11A, Class E, 6.416%, (3 mo. USD LIBOR + 6.25%), 4/15/34(1)(2)	750	750,302

Neuberger Berman CLO XVIII, Ltd., Series 2014-18A, Class DR2, 6.106%, (3 mo. USD LIBOR + 5.92%), 10/21/30(1)(2)	2,000	1,968,364

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 3.29%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,502,225

Series 2016-22A, Class ER, 6.25%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,971,374

Neuberger Berman Loan Advisers CLO Ltd.:

Series 2018-28A, Class E, 5.788%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	1,950	1,907,303

Series 2019-33A, Class E, 6.984%, (3 mo. USD LIBOR + 6.80%), 10/16/32(1)(2)	950	952,822

Oaktree CLO, Ltd.:

Series 2019-3A, Class D, 4.148%, (3 mo. USD LIBOR + 3.96%), 7/20/31(1)(2)	2,625	2,627,402

Series 2019-3A, Class E, 6.958%, (3 mo. USD LIBOR + 6.77%), 7/20/31(1)(2)	1,121	1,102,310

Palmer Square CLO, Ltd.:

Series 2013-2A, Class CRR, 3.39%, (3 mo. USD LIBOR + 3.20%), 10/17/31(1)(2)	2,500	2,503,385

Series 2013-2A, Class DRR, 6.04%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,250	3,201,211

Series 2015-1A, Class DR2, 6.432%, (3 mo. USD LIBOR + 6.25%), 5/21/29(1)(2)	1,850	1,851,027

Series 2018-1A, Class C, 2.69%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,971,416

Series 2018-1A, Class D, 5.34%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,936,978

Series 2018-2A, Class D, 5.784%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,964,506

Series 2021-2A, Class E, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(3)	1,000	1,000,000

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 3.284%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,501,383

19	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Regatta XIII Funding, Ltd.: (continued)

Series 2018-2A, Class D, 6.134%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	$5,000	$4,812,040

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 3.376%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,497,643

Series 2018-3A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	4,372,659

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.676%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,820,324

Southwick Park CLO, LLC:

Series 2019-4A, Class D, 4.038%, (3 mo. USD LIBOR + 3.85%), 7/20/32(1)(2)	1,500	1,503,417

Series 2019-4A, Class E, 6.888%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	1,750	1,752,534

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 3.088%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	4,448,956

Series 2016-1A, Class DR, 6.088%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	4,464,605

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 3.388%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,405,268

Series 2018-9A, Class D, 6.438%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	3,226,184

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 3.438%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	5,000	4,834,010

Series 2018-10A, Class D, 6.378%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	4,674,390

Voya CLO, Ltd.:

Series 2014-1A, Class DR2, 6.19%, (3 mo. USD LIBOR + 6.00%), 4/18/31(1)(2)	3,250	3,009,493

Series 2015-3A, Class CR, 3.338%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,413,570

Series 2015-3A, Class DR, 6.388%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	5,217,822

Series 2016-3A, Class CR, 3.44%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,920,288

Series 2016-3A, Class DR, 6.27%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	3,132,837

Series 2018-1A, Class C, 2.79%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,888,150

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 3.088%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,999,742

Series 2015-1A, Class DR, 5.688%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,482,033

Total Asset-Backed Securities (identified cost $287,462,915)		$279,415,333

Common Stocks — 1.1%
Security	Shares	Value

Aerospace and Defense — 0.0%(5)

IAP Global Services, LLC(6)(7)(8)	168	$1,850,364

		$1,850,364

Automotive — 0.0%(5)

Dayco Products, LLC(7)(8)	48,926	$146,778

		$146,778

Business Equipment and Services — 0.0%(5)

Crossmark Holdings, Inc.(7)(8)	37,581	$2,254,860

		$2,254,860

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(7)(8)	454,988	$7,279,808

		$7,279,808

Containers and Glass Products — 0.0%(5)

LG Newco Holdco, Inc., Class A(7)(8)	342,076	$641,392

		$641,392

Electronics / Electrical — 0.4%

Software Luxembourg Holding S.A., Class A(7)(8)	161,663	$28,291,025

		$28,291,025

Health Care — 0.2%

Akorn Holding Company, LLC, Class A(7)(8)	792,089	$12,326,885

		$12,326,885

Nonferrous Metals / Minerals — 0.0%(5)

ACNR Holdings, Inc., Class A(7)(8)	30,298	$454,470

		$454,470

Oil and Gas — 0.1%

AFG Holdings, Inc.(6)(7)(8)	281,241	$3,068,339

Fieldwood Energy, Inc.(6)(7)(8)	109,481	0

McDermott International, Ltd.(7)(8)	1,382,889	622,300

RDV Resources, Inc., Class A(7)(8)	197,614	34,583

Sunrise Oil & Gas, Inc., Class A(7)(8)	121,973	36,592

		$3,761,814

Publishing — 0.0%(5)

Tweddle Group, Inc.(6)(7)(8)	18,167	$86,657

		$86,657

20	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Radio and Television — 0.1%

Clear Channel Outdoor Holdings, Inc.(7)(8)	482,097	$1,210,063

Cumulus Media, Inc., Class A(7)(8)	371,654	3,571,595

iHeartMedia, Inc., Class A(7)(8)	205,018	3,924,045

		$8,705,703

Retailers (Except Food and Drug) — 0.0%(5)

David’s Bridal, LLC(6)(7)(8)	195,511	$0

Phillips Pet Holding Corp.(6)(7)(8)	2,960	1,141,057

		$1,141,057

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(6)(7)(8)	390,679	$7,868,275

		$7,868,275

Utilities — 0.1%

Longview Intermediate Holdings, LLC, Class A(6)(7)(8)	359,046	$2,847,235

		$2,847,235

Total Common Stocks (identified cost $94,386,908)		$77,656,323

Convertible Preferred Stocks — 0.1%
Security	Shares	Value

Containers and Glass Products — 0.1%

LG Newco Holdco, Inc., Series A, 13.00%(7)(8)	51,966	$4,053,353

Total Convertible Preferred Stocks (identified cost $2,728,218)		$4,053,353

Corporate Bonds — 6.2%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.2%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,750	$3,970,312

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25(1)	3,175	3,579,305

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,590,000

8.00%, 12/15/25(1)	1,500	1,631,310

		$10,770,927

Security	Principal Amount* (000’s omitted)	Value

Air Transport — 0.9%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	19,300	$20,289,125

5.75%, 4/20/29(1)	14,475	15,528,056

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	5,300	6,166,225

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	7,925	8,708,973

United Airlines, Inc.:

4.375%, 4/15/26(1)	5,050	5,246,799

4.625%, 4/15/29(1)	5,050	5,254,272

		$61,193,450

Automotive — 0.3%

Clarios Global, L.P., 6.75%, 5/15/25(1)	2,425	$2,607,651

Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)	4,975	5,283,139

Tenneco, Inc.:

5.125%, 4/15/29(1)	10,125	10,061,719

7.875%, 1/15/29(1)	550	619,985

		$18,572,494

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)	875	$889,219

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)	3,625	3,890,078

Forterra Finance, LLC/FRTA Finance Corp., 6.50%, 7/15/25(1)	1,100	1,189,375

Winnebago Industries, Inc., 6.25%, 7/15/28(1)	1,100	1,194,462

		$7,163,134

Business Equipment and Services — 0.7%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)	2,475	$2,620,480

Celestial-Saturn Merger Sub, Inc., 4.50%, 5/1/28(1)	6,000	5,998,680

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)	9,125	9,758,777

5.75%, 4/15/26(1)	17,950	19,656,686

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)	2,675	2,916,419

9.25%, 4/15/25(1)	2,925	3,499,031

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	6,275	6,526,000

		$50,976,073

21	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)		Value

Cable and Satellite Television — 1.0%

Altice France S.A.:

5.125%, 1/15/29(1)		1,600	$1,608,112

5.125%, 7/15/29(1)		63,200	63,358,000

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		7,625	7,675,734

			$72,641,846

Chemicals and Plastics — 0.2%

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	2,000	$2,485,651

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,700	3,700,000

Tronox, Inc., 6.50%, 5/1/25(1)		8,000	8,554,960

			$14,740,611

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 4.00%, 10/15/27(1)		6,325	$6,261,940

			$6,261,940

Cosmetics / Toiletries — 0.0%(5)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)		1,300	$1,313,098

			$1,313,098

Diversified Financial Services — 0.1%

AG Issuer, LLC, 6.25%, 3/1/28(1)		4,975	$5,167,781

			$5,167,781

Drugs — 0.4%

Bausch Health Companies, Inc., 5.50%, 11/1/25(1)		2,700	$2,787,750

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		16,900	16,752,125

Jazz Securities DAC, 4.375%, 1/15/29(1)		10,050	10,288,687

			$29,828,562

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)		6,025	$6,217,047

			$6,217,047

Electronics / Electrical — 0.5%

Imola Merger Corp., 4.75%, 5/15/29(1)		20,200	$21,006,990

LogMeIn, Inc., 5.50%, 9/1/27(1)		5,250	5,479,057

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)		7,900	8,186,375

			$34,672,422

Security	Principal Amount* (000’s omitted)	Value

Entertainment — 0.0%(5)

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	2,400	$2,598,864

		$2,598,864

Food Products — 0.2%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	9,400	$10,724,930

		$10,724,930

Food / Drug Retailers — 0.1%

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	8,600	$8,841,875

		$8,841,875

Health Care — 0.1%

CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	2,625	$2,608,778

HCA, Inc., 5.25%, 4/15/25	1,250	1,437,907

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,650	2,762,174

		$6,808,859

Industrial Equipment — 0.0%(5)

Clark Equipment Company, 5.875%, 6/1/25(1)	1,200	$1,277,250

		$1,277,250

Insurance — 0.0%(5)

NFP Corp., 7.00%, 5/15/25(1)	500	$539,375

		$539,375

Leisure Goods / Activities / Movies — 0.0%(5)

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,425	$2,647,797

		$2,647,797

Machinery — 0.1%

Vertical U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,950	$5,188,244

		$5,188,244

Oil and Gas — 0.2%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	2,100	$2,155,409

7.00%, 6/15/25(1)	12,175	12,570,687

		$14,726,096

22	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,700	$4,899,375

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,975	3,072,639

5.25%, 8/15/27(1)	2,500	2,593,200

6.375%, 5/1/26	1,159	1,237,351

8.375%, 5/1/27	2,101	2,257,502

		$14,060,067

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	7,925	$8,420,907

		$8,420,907

Retailers (Except Food and Drug) — 0.0%(5)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,575	$1,626,841

		$1,626,841

Software and Services — 0.1%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,850	$5,219,619

		$5,219,619

Telecommunications — 0.5%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	7,250	$7,603,437

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	7,600	7,806,644

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	6,650	6,783,865

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	10,575	10,244,531

		$32,438,477

Total Corporate Bonds (identified cost $418,540,739)		$434,638,586

Exchange-Traded Funds — 0.5%
Security	Shares	Value

SPDR Blackstone Senior Loan ETF	803,000	$36,865,730

Total Exchange-Traded Funds (identified cost $36,809,412)		$36,865,730

Preferred Stocks — 0.0%(5)
Security		Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(6)(7)(8)		9,245	$0

			$0

Nonferrous Metals / Minerals — 0.0%(5)

ACNR Holdings, Inc., 15.00% (PIK)(7)(8)		14,309	$1,266,346

			$1,266,346

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(6)(7)(8)		5,438	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(6)(7)(8)		22,162	0

			$0

Total Preferred Stocks (identified cost $1,794,236)			$1,266,346

Senior Floating-Rate Loans — 109.4%(9)
Borrower Description	Principal Amount* (000’s omitted)		Value

Aerospace and Defense — 2.7%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,071	$1,212,984

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,179	4,730,639

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	3,300	3,969,658

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 1/17/27		9,247	9,255,674

Brown Group Holding, LLC, Term Loan, 4/27/28(10)		11,825	11,782,134

Dynasty Acquisition Co., Inc.:

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		13,244	12,905,187

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		24,627	23,997,454

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, (3 mo. USD LIBOR + 5.50%, Floor 1.50%), 7/18/23(11)		944	943,569

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(6)		1,216	992,512

Spirit Aerosystems, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		3,766	3,800,865

23	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Aerospace and Defense (continued)

TransDigm, Inc.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 8/22/24		30,405	$30,091,129

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 12/9/25		51,702	51,129,188

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(12)		34,459	33,529,570

			$188,340,563

Air Transport — 0.9%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		9,625	$9,904,722

JetBlue Airways Corporation, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/17/24		6,041	6,205,686

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		6,925	7,398,933

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		28,150	29,633,730

United Airlines, Inc., Term Loan, 4/21/28(10)		7,750	7,853,106

			$60,996,177

Automotive — 4.5%

Adient US, LLC, Term Loan, 3.61%, (1 mo. USD LIBOR + 3.50%), 4/8/28		8,925	$8,931,970

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		17,194	17,140,055

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		12,275	12,397,750

Belron Finance US, LLC:

Term Loan, 2.75%, (1 week EURIBOR + 2.75%), 4/13/28	EUR	3,925	4,708,014

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		8,725	8,700,465

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		20,073	15,413,818

Chassix, Inc., Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), 11/15/23(12)		7,763	7,665,716

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	23,983	28,653,793

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/30/26		27,233	26,990,668

Borrower Description	Principal Amount* (000’s omitted)		Value

Automotive (continued)

CS Intermediate Holdco 2, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), 11/2/23		3,939	$3,841,210

Dayco Products, LLC, Term Loan, 4.44%, (3 mo. USD LIBOR + 4.25%), 5/19/23		11,641	10,666,023

Garrett LX I S.a.r.l.:

Term Loan, 3/5/28(10)		6,400	6,368,000

Term Loan, 3/5/28(10)	EUR	13,250	15,850,159

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	7,753	9,307,947

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 3/31/27		17,296	17,263,156

Goodyear Tire & Rubber Company (The), Term Loan - Second Lien, 2.12%, (1 mo. USD LIBOR + 2.00%), 3/7/25		6,883	6,747,098

Les Schwab Tire Centers, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/2/27		27,237	27,327,530

Tenneco, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 10/1/25		36,497	35,728,007

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		9,047	9,077,233

TI Group Automotive Systems, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	3,890	4,706,500

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26		6,602	6,609,825

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28		20,275	20,261,071

Visteon Corporation, Term Loan, 1.874%, (USD LIBOR + 1.75%), 3/25/24(12)		2,500	2,490,625

Wheel Pros, LLC, Term Loan, 4/23/28(10)		7,825	7,829,891

			$314,676,524

Beverage and Tobacco — 0.3%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		7,825	$7,854,344

Triton Water Holdings, Inc., Term Loan, 3/31/28(10)		12,550	12,524,222

			$20,378,566

Brokerage / Securities Dealers / Investment Houses — 0.6%

Advisor Group, Inc., Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 7/31/26		12,792	$12,803,588

Clipper Acquisitions Corp., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 3/3/28		12,052	11,951,819

24	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)

Hudson River Trading, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/20/28	19,400	$19,254,500

		$44,009,907

Building and Development — 3.5%

ACProducts, Inc., Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), 8/18/25	4,266	$4,371,822

Advanced Drainage Systems, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 7/31/26	2,276	2,278,354

American Builders & Contractors Supply Co., Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/15/27	23,413	23,261,789

American Residential Services, LLC, Term Loan, 4.25%, (2 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27	5,162	5,171,741

APi Group DE, Inc.:

Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 10/1/26	16,096	16,040,911

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 10/1/26	2,643	2,631,260

Brookfield Property REIT, Inc.:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 8/28/23	10,319	10,107,927

Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 8/27/25	4,201	3,996,522

Core & Main L.P., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 8/1/24	8,701	8,678,846

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28	14,050	13,962,306

CPG International, Inc., Term Loan, 3.25%, (12 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24	8,656	8,649,822

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 8/21/25	36,201	35,416,304

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28	13,350	13,257,031

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27	7,415	7,439,131

Northstar Group Services, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/9/26	10,981	11,049,568

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27	8,975	8,941,344

Quikrete Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 2/1/27	4,865	4,823,304

Borrower Description	Principal Amount* (000’s omitted)		Value

Building and Development (continued)

RE/MAX International, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 12/15/23		16,035	$16,035,142

Realogy Group, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/8/25		1,837	1,826,032

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		11,710	11,695,353

White Cap Buyer, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		19,154	19,180,087

WireCo WorldGroup, Inc.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		8,053	7,924,307

Term Loan - Second Lien, 10.00%, (6 mo. USD LIBOR + 9.00%, Floor 1.00%), 9/30/24		8,525	7,853,656

			$244,592,559

Business Equipment and Services — 9.9%

Adevinta ASA:

Term Loan, 4/20/28(10)		6,475	$6,482,084

Term Loan, 4/20/28(10)	EUR	9,950	11,989,084

Adtalem Global Education, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 4/11/25		6,151	6,125,431

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	4,200	5,047,474

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		13,375	13,329,485

Allied Universal Holdco, LLC, Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 7/10/26		5,880	5,877,696

Amentum Government Services Holdings, LLC, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 1/29/27		10,992	10,930,108

AppLovin Corporation, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 8/15/25		46,056	45,993,918

ASGN Incorporated, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/2/25		3,433	3,440,087

Asplundh Tree Expert, LLC, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 9/7/27		10,398	10,375,000

Belfor Holdings, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 4/6/26		6,989	7,010,415

Blitz 20-487 GmbH, Term Loan, 2/12/28(10)	EUR	6,525	7,842,498

Bracket Intermediate Holding Corp., Term Loan, 4.444%, (3 mo. USD LIBOR + 4.25%), 9/5/25		9,468	9,462,088

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		11,409	11,110,187

25	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Camelot U.S. Acquisition 1 Co.:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 10/30/26	9,228	$9,152,652

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26	10,075	10,097,418

Cardtronics USA, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 6/29/27	5,161	5,175,513

Cast and Crew Payroll, LLC, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 2/9/26	6,483	6,421,057

Ceridian HCM Holding, Inc., Term Loan, 2.587%, (1 week USD LIBOR + 2.50%), 4/30/25	23,155	22,803,717

CM Acquisition Co., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 7/26/23	1,986	1,971,112

CoreLogic, Inc., Term Loan, 4/13/28(10)	52,500	52,303,125

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27	3,995	4,008,962

EAB Global, Inc., Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 11/15/24(12)	12,375	12,369,844

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28	28,975	28,802,946

First Advantage Holdings, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/31/27	4,883	4,845,319

Garda World Security Corporation, Term Loan, 4.36%, (1 mo. USD LIBOR + 4.25%), 10/30/26	8,983	9,007,707

Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26	25,200	25,735,500

Greeneden U.S. Holdings II, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27	12,419	12,463,893

IG Investment Holdings, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 5/23/25	27,529	27,576,798

IRI Holdings, Inc.:

Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 12/1/25	28,110	28,110,481

Term Loan, 5.113%, (1 mo. USD LIBOR + 5.00%), 12/1/25	7,662	7,902,071

Iron Mountain, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/2/26	9,191	9,116,075

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27	6,375	6,287,344

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27	22,650	22,583,930

Term Loan - Second Lien, 9.50%, (3 mo. USD LIBOR + 8.50%, Floor 1.00%), 12/1/28	5,000	5,028,125

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26	5,288	5,226,506

Borrower Description	Principal Amount* (000’s omitted)		Value

Business Equipment and Services (continued)

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		27,282	$26,981,169

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		4,075	3,949,356

LGC Group Holdings, Ltd., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	4,025	4,787,640

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 4/21/27		3,573	3,528,404

Magnite, Inc., Term Loan, 3/31/28(10)		6,650	6,633,375

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		9,875	9,840,615

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		15,243	14,976,559

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	3,375	4,067,737

Term Loan, 4.111%, (1 mo. USD LIBOR + 4.00%), 3/6/28		6,350	6,345,371

PGX Holdings, Inc., Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, 9/29/23		7,747	7,398,656

Pike Corporation, Term Loan, 3.12%, (1 mo. USD LIBOR + 3.00%), 1/21/28		4,125	4,113,949

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(12)		1,347	1,346,367

Rockwood Service Corporation, Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 1/23/27		4,897	4,918,148

Sabre GLBL, Inc.:

Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 2/22/24		6,537	6,470,226

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/17/27		3,392	3,427,535

Sotheby’s, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 1/15/27		7,881	7,965,008

Speedster Bidco GmbH, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	2,550	3,047,213

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/1/28		38,950	38,831,748

team.blue Finco S.a.r.l.:

Term Loan, 3/8/28(10)	EUR	669	802,323

Term Loan, 3/18/28(10)	EUR	11,706	14,040,643

Teneo Holdings, LLC, Term Loan, 7/11/25(10)		3,050	3,054,956

TTF Holdings, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/24/28		4,425	4,430,531

26	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Business Equipment and Services (continued)

Vestcom Parent Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 12/19/23		7,492	$7,492,405

West Corporation:

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 10/10/24(12)		4,935	4,791,076

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		4,965	4,855,508

WEX, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/31/28		4,450	4,437,487

Zephyr Bidco Limited:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	5,025	6,029,977

Term Loan, 4.796%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	8,725	11,924,859

			$692,494,491

Cable and Satellite Television — 4.4%

Altice France S.A.:

Term Loan, 3.871%, (3 mo. USD LIBOR + 3.69%), 1/31/26		10,751	$10,689,133

Term Loan, 4.198%, (3 mo. USD LIBOR + 4.00%), 8/14/26		10,520	10,510,955

Charter Communications Operating, LLC, Term Loan, 1.87%, (1 mo. USD LIBOR + 1.75%), 2/1/27		12,118	12,075,508

CSC Holdings, LLC:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 7/17/25		44,322	43,978,062

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 1/15/26		5,736	5,687,746

LCPR Loan Financing, LLC, Term Loan, 3.865%, (1 mo. USD LIBOR + 3.75%), 10/15/28		1,800	1,807,031

Mediacom Illinois, LLC, Term Loan, 1.84%, (1 week USD LIBOR + 1.75%), 2/15/24		785	785,125

Numericable Group S.A.:

Term Loan, 2.936%, (3 mo. USD LIBOR + 2.75%), 7/31/25		17,385	17,072,256

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	6,340	7,524,109

Telenet Financing USD, LLC, Term Loan, 2.115%, (1 mo. USD LIBOR + 2.00%), 4/30/28		38,225	37,765,115

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	6,565	7,868,459

UPC Broadband Holding B.V.:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 4/30/28		8,800	8,677,900

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/31/29	EUR	14,775	17,807,647

Borrower Description	Principal Amount* (000’s omitted)		Value

Cable and Satellite Television (continued)

UPC Broadband Holding B.V.: (continued)

Term Loan, 3.607%, (1 mo. USD LIBOR + 3.50%), 1/31/29		29,000	$29,009,048

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	3,150	3,773,476

Virgin Media Bristol, LLC:

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,255	43,945,620

Term Loan, 1/31/29(10)		500	499,955

Virgin Media SFA Finance Limited:

Term Loan, 3.299%, (1 mo. GBP LIBOR + 3.25%), 1/15/27	GBP	9,825	13,409,989

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	13,800	16,534,586

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	15,300	18,315,581

			$307,737,301

Chemicals and Plastics — 6.2%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	4,275	$5,158,891

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		6,300	6,307,875

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	2,975	3,556,574

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		13,800	13,731,000

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 6/1/24		22,728	22,618,745

Caldic B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	500	592,859

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	2,266	2,687,394

Charter NEX US, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 12/1/27		3,815	3,833,984

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	5,683	6,827,423

CPC Acquisition Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		20,100	19,911,563

Element Solutions, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/31/26		8,007	7,979,544

Emerald Performance Materials, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 8/12/25		2,604	2,611,177

27	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Chemicals and Plastics (continued)

Ferro Corporation:

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,534	$1,529,953

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,636	1,631,794

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,671	1,667,267

Flint Group GmbH:

Term Loan, 5.75%, (3 mo. EURIBOR + 5.00%, Floor 0.75%), 5.00% cash, 0.75% PIK, 9/21/23(12)	EUR	1,206	1,420,842

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23(12)		1,933	1,893,145

Flint Group US, LLC:

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23(12)		2,894	2,835,159

Term Loan, 6.00%, (USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23(12)		11,691	11,451,976

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		6,341	6,338,655

Hexion, Inc., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	7,800	9,412,713

Illuminate Buyer, LLC, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 6/30/27		14,563	14,480,959

INEOS 226 Limited, Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 1/29/26	EUR	30,000	35,875,899

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	2,325	2,794,065

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		2,509	2,516,431

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	8,002	9,590,603

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		21,450	21,396,375

Kraton Polymers, LLC, Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), 3/5/25	EUR	526	633,075

Lonza Group AG:

Term Loan, 4/29/28(10)	EUR	7,875	9,420,377

Term Loan, 4/29/28(10)		13,425	13,391,438

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	13,775	16,538,814

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/29/27		5,675	5,675,000

Borrower Description	Principal Amount* (000’s omitted)		Value

Chemicals and Plastics (continued)

Messer Industries GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/1/26	EUR	2,747	$3,303,717

Term Loan, 2.703%, (3 mo. USD LIBOR + 2.50%), 3/1/26		7,617	7,550,869

Minerals Technologies, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/14/24(12)		11,548	11,591,593

Momentive Performance Materials, Inc., Term Loan, 3.37%, (1 mo. USD LIBOR + 3.25%), 5/15/24		1,131	1,120,913

PMHC II, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		14,148	13,670,621

PQ Corporation:

Term Loan, 2.436%, (3 mo. USD LIBOR + 2.25%), 2/7/27		15,073	15,002,574

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 2/7/27		14,832	14,852,953

Pregis TopCo Corporation:

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 7/31/26		2,394	2,388,827

Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 8/1/26		1,650	1,656,188

Ravago Holdings America, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), 2/18/28		2,075	2,062,031

Rohm Holding GmbH:

Term Loan, 4.978%, (6 mo. USD LIBOR + 4.75%), 7/31/26		12,773	12,786,237

Term Loan, 5.00%, (6 mo. EURIBOR + 5.00%), 7/31/26	EUR	2,350	2,835,882

Solenis Holdings, LLC:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/26/25	EUR	2,095	2,522,933

Term Loan, 4.125%, (3 mo. USD LIBOR + 4.00%), 6/26/25		13,597	13,583,249

Starfruit Finco B.V., Term Loan, 2.865%, (1 mo. USD LIBOR + 2.75%), 10/1/25		10,588	10,465,967

Trinseo Materials Operating S.C.A., Term Loan, 3/18/28(10)		8,600	8,559,683

Tronox Finance, LLC, Term Loan, 2.657%, (3 mo. USD LIBOR + 2.50%), 3/13/28		18,500	18,377,771

Univar, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 7/1/24		23,481	23,478,495

			$432,122,072

Clothing / Textiles — 0.1%

Samsonite International S.A., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/25/25		4,552	$4,488,700

			$4,488,700

28	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/27/24		1,688	$1,687,765

Spectrum Brands, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/3/28		5,000	4,990,625

			$6,678,390

Containers and Glass Products — 2.0%

Berry Global, Inc., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 7/1/26		12,453	$12,363,669

BWAY Holding Company, Term Loan, 3.443%, (3 mo. USD LIBOR + 3.25%), 4/3/24		11,101	10,742,245

Flex Acquisition Company, Inc.:

Term Loan, 3.452%, (3 mo. USD LIBOR + 3.25%), 6/29/25		3,845	3,792,837

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		40,695	40,322,265

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/12/25		10,342	10,263,991

Proampac PG Borrower, LLC, Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), 11/3/25(12)		15,015	15,066,841

Reynolds Group Holdings, Inc.:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/23		16,497	16,486,760

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/5/26		12,668	12,574,556

TricorBraun Holdings, Inc.:

Term Loan, 1.696%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28(11)		969	960,962

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		4,306	4,272,276

Trident TPI Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/17/24		12,583	12,536,145

			$139,382,547

Cosmetics / Toiletries — 0.2%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		11,845	$11,703,418

			$11,703,418

Drugs — 5.2%

Aenova Holding GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 3/6/25	EUR	2,875	$3,477,352

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		9,304	9,571,387

Borrower Description	Principal Amount* (000’s omitted)		Value

Drugs (continued)

Albany Molecular Research, Inc.:

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 8/30/24(12)		6,855	$6,871,836

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/30/24(12)		3,520	3,532,761

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/9/26		13,028	12,995,324

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		27,802	27,340,260

Arbor Pharmaceuticals, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 7/5/23		6,734	6,644,187

Bausch Health Companies, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 6/2/25		36,100	36,090,386

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		6,148	6,164,574

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		10,190	10,215,671

Elanco Animal Health Incorporated, Term Loan, 1.865%, (1 mo. USD LIBOR + 1.75%), 8/2/27		6,392	6,313,725

Grifols Worldwide Operations USA, Inc., Term Loan, 2.087%, (1 week USD LIBOR + 2.00%), 11/15/27		36,273	35,902,530

Horizon Therapeutics USA, Inc.:

Term Loan, 2.125%, (1 mo. USD LIBOR + 2.00%), 5/22/26		13,469	13,445,394

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28		18,850	18,806,796

Jazz Financing Lux S.a.r.l., Term Loan, 4/21/28(10)		17,000	17,059,500

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		51,484	50,546,468

Term Loan, 6.25%, (6 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		14,131	13,821,870

Nidda Healthcare Holding AG:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	1,000	1,194,940

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	6,425	7,676,176

PPD, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 1/13/28		61,400	61,392,325

Recipharm AB, Term Loan, 3/17/28(10)	EUR	15,275	18,361,076

			$367,424,538

Ecological Services and Equipment — 0.4%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		19,973	$19,917,215

GFL Environmental, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		574	574,414

29	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Ecological Services and Equipment (continued)

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		5,062	$5,067,587

US Ecology Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 11/1/26		3,061	3,065,713

			$28,624,929

Electronics / Electrical — 21.6%

Applied Systems, Inc.:

Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 9/19/24		48,131	$48,003,246

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		3,957	4,009,971

Aptean, Inc.:

Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 4/23/26		23,216	23,206,360

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27		6,500	6,500,000

Astra Acquisition Corp.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 3/1/27		7,766	7,824,560

Term Loan - Second Lien, 10.125%, (1 mo. USD LIBOR + 9.125%, Floor 1.00%), 2/28/28		5,000	5,000,000

Banff Merger Sub, Inc.:

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/2/25		45,410	45,234,812

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	16,098	19,411,038

Barracuda Networks, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/25		1,350	1,350,675

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		3,600	3,672,000

Buzz Merger Sub, Ltd.:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 1/29/27		4,874	4,846,103

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		549	550,213

Cambium Learning Group, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/18/25		15,280	15,334,890

Celestica, Inc.:

Term Loan, 2.236%, (1 mo. USD LIBOR + 2.13%), 6/27/25		4,072	4,061,775

Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 6/27/25		2,799	2,795,002

CentralSquare Technologies, LLC, Term Loan, 3.953%, (3 mo. USD LIBOR + 3.75%), 8/29/25		4,010	3,839,637

Borrower Description	Principal Amount* (000’s omitted)		Value

Electronics / Electrical (continued)

Cloudera, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/22/27		5,187	$5,175,651

CommScope, Inc., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,603	19,503,849

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	4,675	5,631,932

Constant Contact, Inc.:

Term Loan, 4.50%, 2/10/28(11)		3,849	3,839,201

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		14,326	14,290,361

Cornerstone OnDemand, Inc., Term Loan, 3.36%, (1 mo. USD LIBOR + 3.25%), 4/22/27		13,299	13,298,659

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		14,142	14,124,374

Cvent, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 11/29/24		12,093	11,764,309

DEI Sales, Inc., Term Loan, 4/23/28(10)		3,000	2,962,500

Delta TopCo, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		12,875	12,896,463

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 10/29/27		12,584	12,584,481

ECI Macola Max Holdings, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		15,513	15,556,840

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		23,516	23,563,382

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		9,159	9,138,497

Epicor Software Corporation:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		54,968	54,965,179

Term Loan - Second Lien, 8.75%, (1 mo. USD LIBOR + 7.75%, Floor 1.00%), 7/31/28		7,650	7,881,887

EXC Holdings III Corp.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 12/2/24	EUR	1,693	2,033,015

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 12/2/24		3,515	3,514,861

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		47,223	46,487,754

Fiserv Investment Solutions, Inc., Term Loan, 4.189%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,781	5,798,177

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		52,111	52,200,516

GlobalLogic Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/14/27		6,766	6,784,322

30	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Electronics / Electrical (continued)

Go Daddy Operating Company, LLC:

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 2/15/24		53,989	$53,638,899

Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 8/10/27		10,049	9,998,033

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		57,130	57,268,058

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		7,940	7,977,352

IGT Holding IV AB, Term Loan, 3/23/28(10)		6,200	6,192,250

Imprivata, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/1/27		10,925	10,938,656

Informatica, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/25/27	EUR	2,846	3,405,861

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/25/27		60,080	59,610,750

Term Loan - Second Lien, 7.125%, 2/25/25(13)		11,275	11,542,781

Liftoff Mobile, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 3/17/28		4,339	4,320,141

LogMeIn, Inc., Term Loan, 4.86%, (1 mo. USD LIBOR + 4.75%), 8/31/27		15,711	15,707,813

MA FinanceCo., LLC:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24		3,844	3,807,491

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	6,427	7,846,212

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		16,068	16,181,778

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,630	1,622,824

Marcel LUX IV S.a.r.l.:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 3/15/26		1,749	1,733,884

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	3,350	4,025,019

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		4,065	4,069,894

Maverick Bidco, Inc.:

Term Loan, 4/28/28(10)		9,650	9,601,750

Term Loan - Second Lien, 4/28/29(10)		1,000	995,000

MaxLinear, Inc.:

Term Loan, 4.359%, (1 mo. USD LIBOR + 4.25%), 7/31/23		8,053	8,052,991

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/12/24		6,947	6,956,052

Borrower Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

N-Able, Inc., Term Loan, 4/15/28(10)	4,450	$4,450,000

NCR Corporation, Term Loan, 2.69%, (3 mo. USD LIBOR + 2.50%), 8/28/26	9,091	9,023,246

Panther Commercial Holdings L.P., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28	16,063	16,067,512

PointClickCare Technologies, Inc., Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27	5,200	5,203,250

ProQuest, LLC, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 10/23/26	26,719	26,488,426

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28	12,650	12,572,519

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	40,000	39,872,240

Recorded Books, Inc., Term Loan, 4.111%, (1 mo. USD LIBOR + 4.00%), 8/29/25	2,658	2,660,878

Redstone Buyer, LLC:

Term Loan, 4/15/28(10)	3,122	3,097,603

Term Loan, 4/15/28(10)	7,978	7,930,306

Renaissance Holding Corp.:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/30/25	1,047	1,034,871

Term Loan - Second Lien, 7.113%, (1 mo. USD LIBOR + 7.00%), 5/29/26	3,175	3,181,614

Seattle Spinco, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24	25,956	25,712,924

SkillSoft Corporation:

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 12/27/24	5,212	5,357,002

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 4/27/25	17,218	17,207,025

Skopima Merger Sub, Inc., Term Loan, 4/30/28(10)	10,700	10,676,588

SolarWinds Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/24	69,553	68,718,199

Solera, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/3/23	53,625	53,457,784

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/7/27	10,227	10,237,531

SS&C European Holdings S.a.r.l., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	6,013	5,948,473

SS&C Technologies, Inc.:

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,235	5,182,661

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	8,108	8,019,580

31	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Electronics / Electrical (continued)

SurveyMonkey, Inc., Term Loan, 3.84%, (1 week USD LIBOR + 3.75%), 10/10/25		9,223	$9,211,971

Symplr Software, Inc., Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27		2,825	2,834,888

Syncsort Incorporated, Term Loan, 4/23/28(10)		7,400	7,387,664

Tech Data Corporation, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 6/30/25		10,298	10,344,592

Thoughtworks, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/23/28		7,250	7,235,805

Tibco Software, Inc.:

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.75%), 6/30/26		35,407	35,292,326

Term Loan - Second Lien, 7.37%, (1 mo. USD LIBOR + 7.25%), 3/3/28		9,275	9,411,231

TTM Technologies, Inc., Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/28/24		6,035	6,032,391

Uber Technologies, Inc.:

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 4/4/25		43,850	43,868,156

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 2/16/27		14,521	14,513,315

Ultimate Software Group, Inc. (The):

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 5/4/26		25,563	25,608,710

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26		39,036	39,129,906

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27		2,350	2,424,417

Ultra Clean Holdings, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 8/27/25		17,059	17,096,650

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27		6,375	6,410,859

Verifone Systems, Inc., Term Loan, 4.182%, (3 mo. USD LIBOR + 4.00%), 8/20/25		18,907	18,611,254

Verisure Holding AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 1/15/28	EUR	11,550	13,867,182

Veritas US, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		23,661	23,886,279

VS Buyer, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 2/28/27		17,741	17,637,690

Vungle, Inc., Term Loan, 5.607%, (1 mo. USD LIBOR + 5.50%), 9/30/26		7,609	7,647,171

Weld North Education, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/21/27		3,990	3,993,743

Zebra Buyer, LLC, Term Loan, 4/21/28(10)		1,500	1,500,312

			$1,511,176,725

Borrower Description	Principal Amount* (000’s omitted)		Value

Equipment Leasing — 1.0%

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25		23,925	$23,816,319

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/1/27		15,860	15,874,667

Boels Topholding B.V., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/6/27	EUR	5,250	6,336,793

Delos Finance S.a.r.l., Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 10/6/23		15,593	15,588,321

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		10,554	10,633,533

			$72,249,633

Financial Intermediaries — 2.8%

Aretec Group, Inc., Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 10/1/25		26,185	$26,174,060

Citco Funding, LLC, Term Loan, 2.703%, (3 mo. USD LIBOR + 2.50%), 9/28/23		17,415	17,398,211

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(14)		18,677	3,688,615

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		16,400	16,354,900

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		2,740	2,730,829

FinCo I, LLC, Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 6/27/25		8,965	8,953,579

Focus Financial Partners, LLC, Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 7/3/24		22,832	22,593,995

Franklin Square Holdings, L.P., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 8/1/25		6,654	6,616,930

Greenhill & Co., Inc., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/12/24		6,236	6,235,820

GreenSky Holdings, LLC:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25		4,342	4,342,187

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25		11,524	11,178,335

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23		33,175	33,181,515

LPL Holdings, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/12/26		19,651	19,513,077

Nets Holding A/S, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/25	EUR	1,000	1,201,932

Victory Capital Holdings, Inc., Term Loan, 2.444%, (3 mo. USD LIBOR + 2.25%), 7/1/26		11,900	11,788,022

32	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Financial Intermediaries (continued)

Virtus Investment Partners, Inc., Term Loan, 3.00%, (6 mo. USD LIBOR + 2.25%, Floor 0.75%), 6/1/24		6,440	$6,448,024

			$198,400,031

Food Products — 3.2%

Alphabet Holding Company, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/26/24		28,136	$28,149,808

B&G Foods, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 10/10/26		4,614	4,615,877

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		9,745	9,513,676

Froneri International, Ltd.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 1/29/27		21,488	21,205,600

Term Loan - Second Lien, 5.863%, (1 mo. USD LIBOR + 5.75%), 1/31/28		1,125	1,134,375

H Food Holdings, LLC:

Term Loan, 3.801%, (1 mo. USD LIBOR + 3.69%), 5/23/25		11,567	11,491,781

Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 5/23/25		6,232	6,207,415

HLF Financing S.a.r.l., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 8/18/25		25,984	25,938,061

JBS USA LUX S.A., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/1/26		55,020	54,928,616

Nomad Foods Europe Midco Limited, Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 5/15/24		18,939	18,808,721

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		3,557	3,557,813

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		3,481	3,496,730

Sunshine Investments B.V.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 3/28/25	EUR	10,618	12,767,194

Term Loan, 3.809%, (3 mo. GBP LIBOR + 3.75%), 3/28/25	GBP	750	1,035,355

UTZ Quality Foods, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/20/28		1,297	1,297,662

Valeo F1 Company Limited (Ireland):

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 8/27/27	EUR	10,275	12,332,523

Term Loan, 5.566%, (3 mo. GBP LIBOR + 5.50%), 8/27/27	GBP	2,500	3,451,184

Wsof I New Finco B.V., Term Loan, 3/19/28(10)	EUR	6,525	7,834,873

			$227,767,264

Borrower Description	Principal Amount* (000’s omitted)		Value

Food Service — 1.5%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/19/26		49,016	$48,369,504

IRB Holding Corp.:

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(12)		4,823	4,795,602

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		26,890	26,839,706

US Foods, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 6/27/23		20,766	20,555,636

WW International, Inc., Term Loan, 4/13/28(10)		5,425	5,437,434

			$105,997,882

Food / Drug Retailers — 0.3%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 8/9/24	EUR	8,523	$10,025,465

Term Loan, 5.337%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	6,773	9,108,087

Murphy USA, Inc., Term Loan, 2.25%, (1 mo. USD LIBOR + 1.75%, Floor 0.50%), 1/31/28		2,900	2,909,062

			$22,042,614

Forest Products — 0.3%

Clearwater Paper Corporation, Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 7/26/26		1,756	$1,762,229

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		16,713	16,738,605

Neenah, Inc., Term Loan, 3.50%, (2 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		3,975	3,979,969

			$22,480,803

Health Care — 9.6%

Accelerated Health Systems, LLC, Term Loan, 3.608%, (1 mo. USD LIBOR + 3.50%), 10/31/25		5,265	$5,238,941

ADMI Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 4/30/25		5,394	5,342,532

Alliance Healthcare Services, Inc.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 10/24/23		8,773	8,316,448

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 4/24/24		5,442	2,857,153

athenahealth, Inc., Term Loan, 4.453%, (3 mo. USD LIBOR + 4.25%), 2/11/26		22,859	22,982,717

33	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Health Care (continued)

Avantor Funding, Inc.:

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.00%, Floor 1.00%), 11/21/24		4,887	$4,894,319

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), 11/8/27		3,441	3,448,258

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	2,000	2,393,633

BW NHHC Holdco, Inc., Term Loan, 5.189%, (3 mo. USD LIBOR + 5.00%), 5/15/25		14,923	13,948,344

Cano Health, LLC:

Term Loan, 5.145%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27(11)		2,899	2,901,029

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27		7,931	7,937,216

CCRR Parent, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28		4,350	4,366,312

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	18,677	22,002,869

Certara L.P., Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 8/15/24		7,459	7,468,538

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(12)		12	12,205

CHG Healthcare Services, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/7/23		1,845	1,843,285

CryoLife, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/1/24		5,104	5,122,701

Dedalus Finance GmbH:

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 5/4/27	EUR	6,875	8,302,917

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/16/27	EUR	10,000	12,076,970

DuPage Medical Group Ltd., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		4,600	4,588,500

Elsan S.A.S., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 10/31/24	EUR	4,150	4,991,975

Ensemble RCM, LLC, Term Loan, 3.936%, (3 mo. USD LIBOR + 3.75%), 8/3/26		13,814	13,806,909

Envision Healthcare Corporation, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/10/25		58,273	49,459,115

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		2,650	2,660,974

Gentiva Health Services, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 7/2/25		30,153	30,121,494

Greatbatch, Ltd., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 10/27/22		8,748	8,774,350

Borrower Description	Principal Amount* (000’s omitted)		Value

Health Care (continued)

Hanger, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 3/6/25		23,156	$23,152,731

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		12,075	11,996,439

IQVIA, Inc.:

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/7/24		2,660	2,656,767

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/17/25		14,707	14,691,947

IVC Acquisition Ltd.:

Term Loan, 2/13/26(10)	GBP	1,050	1,452,950

Term Loan, 2/13/26(10)	EUR	6,775	8,160,514

Medical Solutions, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		5,488	5,505,604

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/7/23		31,031	30,913,138

National Mentor Holdings, Inc.:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		569	567,684

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		17,055	17,052,733

Term Loan, 1.875%, 3/2/28(11)		1,876	1,875,801

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 2/16/29		6,475	6,572,125

Navicure, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 10/22/26		17,459	17,480,918

Ortho-Clinical Diagnostics S.A.:

Term Loan, 3.361%, (1 mo. USD LIBOR + 3.25%), 6/30/25		17,274	17,271,482

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 6/30/25	EUR	4,183	5,027,141

Pacific Dental Services, LLC, Term Loan, 4/20/28(10)		5,225	5,233,161

Parexel International Corporation, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 9/27/24		1,290	1,279,692

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		1,571	1,569,376

Phoenix Guarantor, Inc.:

Term Loan, 3.358%, (1 mo. USD LIBOR + 3.25%), 3/5/26		21,162	21,003,164

Term Loan, 3.61%, (1 mo. USD LIBOR + 3.50%), 3/5/26		12,612	12,551,625

Press Ganey Holdings, Inc., Term Loan, 7/25/26(10)		2,500	2,487,500

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		13,225	13,175,406

Radiology Partners, Inc., Term Loan, 4.361%, (1 mo. USD LIBOR + 4.25%), 7/9/25		20,767	20,723,096

34	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Health Care (continued)

RadNet, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/22/28		10,750	$10,718,642

Ramsay Generale de Sante S.A., Term Loan, 4/13/27(10)	EUR	9,900	11,946,905

Select Medical Corporation, Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 3/6/25		37,393	37,194,272

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		5,125	5,099,375

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		10,500	10,524,066

Surgery Center Holdings, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), 9/3/24		18,954	18,916,539

Term Loan, 9.00%, (1 mo. USD LIBOR + 8.00%, Floor 1.00%), 9/3/24		2,475	2,534,813

Term Loan, 8/31/26(10)		5,193	5,167,186

Synlab Bondco PLC, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 7/1/27	EUR	2,600	3,119,632

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		6,937	6,494,943

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24		26,646	26,286,591

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		9,550	9,606,376

Verscend Holding Corp., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 8/27/25		28,447	28,551,214

			$674,421,252

Home Furnishings — 1.0%

Mattress Firm, Inc., Term Loan, 6.25%, (6 mo. USD LIBOR + 5.25%, Floor 1.00%), 11/26/27		12,449	$12,666,644

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		14,092	14,291,149

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		46,579	44,715,962

			$71,673,755

Industrial Equipment — 5.0%

Aegion Corporation, Term Loan, 3/31/28(10)		4,775	$4,792,906

AI Alpine AT Bidco GmbH, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 10/31/25	EUR	6,125	7,268,278

Borrower Description	Principal Amount* (000’s omitted)		Value

Industrial Equipment (continued)

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (USD LIBOR + 3.50%, Floor 0.75%), 10/8/27(12)		11,930	$11,941,815

Altra Industrial Motion Corp., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 10/1/25		7,215	7,192,353

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		9,675	9,614,531

Apex Tool Group, LLC, Term Loan, 6.75%, (1 mo. USD LIBOR + 5.50%, Floor 1.25%), 8/1/24		19,622	19,660,212

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		6,679	6,478,925

Clark Equipment Company, Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 5/18/24		13,111	13,039,854

CPM Holdings, Inc., Term Loan, 3.615%, (1 mo. USD LIBOR + 3.50%), 11/17/25		5,666	5,613,944

Delachaux Group S.A.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 4/16/26	EUR	2,610	3,140,093

Term Loan, 4.686%, (3 mo. USD LIBOR + 4.50%), 4/16/26		5,782	5,767,545

DexKo Global, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	2,340	2,812,104

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	5,851	7,030,302

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/24/24		12,566	12,567,976

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		5,237	5,263,059

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/19/25		7,775	7,764,868

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 2/4/28		3,001	3,135,904

Engineered Machinery Holdings, Inc.:

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/19/24		17,670	17,631,825

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 7/19/24		1,994	1,995,297

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28		9,525	9,475,394

Filtration Group Corporation:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/29/25		23,016	22,807,686

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	3,615	4,329,699

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/29/25		3,085	3,091,891

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		8,866	8,872,951

35	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Industrial Equipment (continued)

Granite Holdings US Acquisition Co., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 9/30/26		14,965	$14,946,274

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/5/28		3,875	3,851,990

Hayward Industries, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 8/5/24		1,926	1,927,255

Hillman Group, Inc. (The):

Term Loan, 2/24/28(10)		1,232	1,226,843

Term Loan, 2/24/28(10)		6,066	6,042,201

LTI Holdings, Inc.:

Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/6/25		8,285	8,166,890

Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 7/24/26		2,413	2,384,593

Minimax Viking GmbH, Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 7/31/25	EUR	1,934	2,326,147

Pro Mach Group, Inc., Term Loan, 3/7/25(10)		2,000	1,999,376

Quimper AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 2/16/26	EUR	23,350	28,074,466

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		21,031	20,321,336

SiteOne Landscape Supply, LLC, Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/23/28		4,875	4,862,813

Terex Corporation, Term Loan, 2.75%, (3 mo. USD LIBOR + 2.00%, Floor 0.75%), 1/31/24		8,720	8,714,492

Thermon Industries, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/30/24		2,588	2,587,813

Titan Acquisition Limited, Term Loan, 3.267%, (6 mo. USD LIBOR + 3.00%), 3/28/25		26,795	26,264,899

Vertical Midco GmbH:

Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 7/29/27	EUR	1,000	1,210,105

Term Loan, 4.478%, (6 mo. USD LIBOR + 4.25%), 7/30/27		6,123	6,141,686

Welbilt, Inc., Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,000	991,875

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	5,175	6,263,638

			$349,594,104

Insurance — 2.7%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/9/25		3,222	$3,191,199

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,674	5,610,497

Borrower Description	Principal Amount* (000’s omitted)		Value

Insurance (continued)

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		37,182	$36,853,163

Andromeda Investissements, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 6/12/26	EUR	2,250	2,701,680

AssuredPartners, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 2/12/27		6,068	6,019,622

Asurion, LLC:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/23		28,234	28,196,545

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,431	2,420,424

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 12/23/26		5,546	5,514,903

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,750	11,677,785

Term Loan - Second Lien, 5.363%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,360	14,589,760

Financiere CEP S.A.S., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/18/27	EUR	1,825	2,209,190

Hub International Limited, Term Loan, 3.176%, (3 mo. USD LIBOR + 3.00%), 4/25/25		18,343	18,123,852

NFP Corp., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/15/27		33,436	33,025,877

Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27		7,836	7,840,522

USI, Inc.:

Term Loan, 3.203%, (3 mo. USD LIBOR + 3.00%), 5/16/24		6,483	6,422,424

Term Loan, 3.453%, (3 mo. USD LIBOR + 3.25%), 12/2/26		7,332	7,274,096

			$191,671,539

Leisure Goods / Activities / Movies — 3.5%

AMC Entertainment Holdings, Inc., Term Loan, 3.195%, (3 mo. USD LIBOR + 3.00%), 4/22/26		10,286	$9,074,358

Amer Sports Oyj, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 3/30/26	EUR	20,475	24,590,412

Bombardier Recreational Products, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/24/27		37,559	37,136,411

ClubCorp Holdings, Inc., Term Loan, 2.953%, (3 mo. USD LIBOR + 2.75%), 9/18/24		21,252	20,393,952

Crown Finance US, Inc.:

Term Loan, 2.625%, (6 mo. EURIBOR + 2.625%), 2/28/25	EUR	4,869	5,022,328

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		18,437	15,877,556

Term Loan, 15.45%, (3 mo. USD LIBOR + 15.25), 7.20% cash, 8.25% PIK, 5/23/24		6,919	8,723,083

36	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Leisure Goods / Activities / Movies (continued)

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		16,500	$16,431,244

Etraveli Holding AB, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 8/2/24	EUR	9,600	11,224,203

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		1,170	1,105,201

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		4,678	4,420,805

Match Group, Inc., Term Loan, 1.948%, (3 mo. USD LIBOR + 1.75%), 2/13/27		7,625	7,583,299

Playtika Holding Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/13/28		24,708	24,616,963

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/24		4,377	4,338,583

SRAM, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24		7,605	7,595,344

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		2,244	2,225,311

Travel Leaders Group, LLC, Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 1/25/24		20,073	19,073,554

UFC Holdings, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/29/26		23,218	23,177,056

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,433	3,723,095

WMG Acquisition Corp., Term Loan, 2.235%, (1 mo. USD LIBOR + 2.13%), 1/20/28		500	497,239

			$246,829,997

Lodging and Casinos — 2.4%

Aristocrat Technologies, Inc., Term Loan, 1.938%, (3 mo. USD LIBOR + 1.75%), 10/19/24		10,829	$10,778,642

Azelis Finance S.A., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 11/7/25	EUR	3,750	4,483,545

Boyd Gaming Corporation, Term Loan, 2.337%, (1 week USD LIBOR + 2.25%), 9/15/23		991	990,832

Churchill Downs Incorporated, Term Loan, 2.12%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,386	3,387,662

CityCenter Holdings, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/18/24		13,436	13,308,242

ESH Hospitality, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 9/18/26		2,252	2,241,135

Golden Nugget, Inc.:

Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		33,419	33,074,492

Borrower Description	Principal Amount* (000’s omitted)		Value

Lodging and Casinos (continued)

Golden Nugget, Inc.: (continued)

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), 10/4/23		1,875	$2,128,125

GVC Holdings (Gibraltar) Limited, Term Loan, 3.00%, (6 mo. USD LIBOR + 2.00%, Floor 1.00%), 3/29/24		23,352	23,300,769

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	21,325	25,588,441

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		17,002	16,306,369

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	4,400	5,307,255

Stars Group Holdings B.V. (The):

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 7/10/25		20,537	20,622,164

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/10/25	EUR	5,340	6,447,598

			$167,965,271

Nonferrous Metals / Minerals — 0.4%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		4,357	$4,302,166

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		6,353	6,349,851

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	12,950	15,462,095

			$26,114,112

Oil and Gas — 2.7%

Ameriforge Group, Inc.:

Term Loan, 8.242%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(11)		1,008	$630,259

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		15,764	9,852,433

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		1,687	1,683,584

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,877	1,919,105

Blackstone CQP Holdco L.P., Term Loan, 3.687%, (3 mo. USD LIBOR + 3.50%), 9/30/24		21,081	21,080,552

Buckeye Partners L.P., Term Loan, 2.359%, (3 mo. USD LIBOR + 2.25%), 11/1/26		11,332	11,299,413

37	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Centurion Pipeline Company, LLC:

Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 9/28/25	2,020	$2,008,575

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 9/29/25	3,397	3,383,368

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23	2,955	2,874,970

CITGO Petroleum Corporation, Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24	28,660	28,802,834

Delek US Holdings, Inc.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/31/25	4,131	4,023,995

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25	5,198	5,238,649

Fieldwood Energy, LLC:

DIP Loan, 3.675%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), 8/4/21(11)	3,983	4,152,530

Term Loan, 0.00%, 4/11/22(14)	26,962	10,245,735

Gulf Finance, LLC, Term Loan, 8/25/23(10)	2,000	1,720,000

Lealand Finance Company B.V., Term Loan, 4.11%, (1 mo. USD LIBOR + 4.00%), 1.11% cash, 3.00% PIK, 6/30/25	3,183	1,602,708

Matador Bidco S.a.r.l., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 10/15/26	22,332	22,369,473

McDermott Technology Americas, Inc., Term Loan, 3.384%, (3 mo. USD LIBOR + 4.75%), 6/28/24(11)	10,000	9,100,000

Prairie ECI Acquiror L.P., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 3/11/26	17,798	17,348,977

PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24	11,214	10,975,681

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24	3,422	1,762,194

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23	797	729,299

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23	834	645,974

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23	963	500,730

UGI Energy Services, LLC, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 8/13/26	11,937	11,959,758

		$185,910,796

Borrower Description	Principal Amount* (000’s omitted)		Value

Publishing — 0.7%

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		4,403	$4,397,399

Ascend Learning, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		3,383	3,390,930

Axel Springer S.E., Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 12/18/26	EUR	2,000	2,414,519

Getty Images, Inc.:

Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 2/19/26		17,251	17,152,166

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	4,491,705

LSC Communications, Inc., Term Loan, 0.00%, 9/30/22(14)		7,366	432,773

Nielsen Finance, LLC:

Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 10/4/23		10,750	10,744,825

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 6/4/25		5,771	5,794,047

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23		1,719	1,674,452

			$50,492,816

Radio and Television — 2.2%

Cumulus Media New Holdings, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/31/26		4,076	$4,042,679

Diamond Sports Group, LLC, Term Loan, 3.37%, (1 mo. USD LIBOR + 3.25%), 8/24/26		28,949	20,747,034

Entercom Media Corp., Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 11/18/24		4,309	4,250,297

Entravision Communications Corporation, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 11/29/24		8,169	8,100,804

Gray Television, Inc., Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 1/2/26		3,553	3,536,656

Hubbard Radio, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25		9,329	9,235,906

iHeartCommunications, Inc.:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 5/1/26		1,254	1,240,122

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 5/1/26		3,523	3,486,672

Nexstar Broadcasting, Inc.:

Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 1/17/24		19,488	19,434,735

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/18/26		5,349	5,333,143

38	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Sinclair Television Group, Inc.:

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 9/30/26	7,437	$7,353,087

Term Loan, 3.12%, (1 mo. USD LIBOR + 3.00%), 4/1/28	25,766	25,572,824

Terrier Media Buyer, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 12/17/26	25,476	25,332,677

Univision Communications, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24	17,275	17,257,761

		$154,924,397

Retailers (Except Food and Drug) — 1.7%

Apro, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 11/14/26	4,080	$4,087,320

Ascena Retail Group, Inc., Term Loan, 0.00%, 8/21/22(14)	12,420	2,152,752

BJ’s Wholesale Club, Inc., Term Loan, 2.111%, (1 mo. USD LIBOR + 2.00%), 2/3/24	2,779	2,780,188

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	6,275	6,271,078

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	2,945	2,651,286

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	2,531	2,499,095

Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	7,669	7,670,041

Great Outdoors Group, LLC, Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	34,226	34,427,203

Harbor Freight Tools USA, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 10/19/27	21,769	21,786,766

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	7,733	7,693,191

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	17,850	17,923,631

Phillips Feed Service, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(6)	552	441,455

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(6)(14)	1,054	843,053

Protective Industrial Products, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 1/20/28	6,825	6,820,734

		$118,047,793

Borrower Description	Principal Amount* (000’s omitted)		Value

Steel — 0.9%

Atkore International, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 12/22/23		20,237	$20,300,194

Neenah Foundry Company, Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), 12/13/22		6,498	5,685,857

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25		8,320	8,247,032

TMS International Corp., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 8/14/24		2,195	2,194,500

Zekelman Industries, Inc., Term Loan, 2.11%, (1 mo. USD LIBOR + 2.00%), 1/24/27		27,230	26,991,962

			$63,419,545

Surface Transport — 0.5%

Avis Budget Car Rental, LLC, Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 8/6/27		2,487	$2,439,794

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26		22,344	22,292,788

PODS, LLC, Term Loan, 3/31/28(10)		7,600	7,579,640

XPO Logistics, Inc., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 2/24/25		2,789	2,778,096

			$35,090,318

Telecommunications — 4.0%

Avaya, Inc., Term Loan, 4.115%, (1 mo. USD LIBOR + 4.00%), 12/15/27		1,900	$1,905,046

CenturyLink, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/15/27		66,594	65,900,052

Ciena Corporation, Term Loan, 1.866%, (1 mo. USD LIBOR + 1.75%), 9/26/25		9,281	9,293,573

Cyxtera DC Holdings, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		19,190	18,748,411

Digicel International Finance Limited, Term Loan, 3.51%, (6 mo. USD LIBOR + 3.25%), 5/28/24		19,422	18,814,893

Gamma Infrastructure III B.V., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/9/25	EUR	27,987	33,499,772

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		9,869	9,687,917

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 3/23/26		6,642	6,209,865

Intelsat Jackson Holdings S.A.:

DIP Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 7/13/22		4,000	4,054,529

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		13,500	13,810,082

39	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower Description	Principal Amount* (000’s omitted)		Value

Telecommunications (continued)

IPC Corp., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 8/6/21(6)		8,930	$7,410,231

Onvoy, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		17,676	17,680,267

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		12,130	11,983,057

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	4,529	5,439,844

Ziggo Financing Partnership, Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 4/30/28		57,575	57,063,216

			$281,500,755

Utilities — 0.4%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25		4,289	$4,249,930

Calpine Construction Finance Company L.P., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/15/25		7,246	7,152,751

Calpine Corporation:

Term Loan, 2.12%, (1 mo. USD LIBOR + 2.00%), 4/5/26		5,384	5,318,748

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 12/16/27		9,820	9,780,658

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25(6)		1,425	1,140,328

			$27,642,415

Total Senior Floating-Rate Loans (identified cost $7,738,826,135)			$7,669,064,499

Warrants — 0.0%
Security		Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(6)(7)(8)		266	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(6)(7)(8)		1,725	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(6)(7)(8)		111,530	0

			$0

Leisure Goods / Activities / Movies — 0.0%

Cineworld Group PLC, Exp. 11/23/25(7)(8)		2,180,552	$1,663,826

			$1,663,826

Security	Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(6)(7)(8)	37,742	$0

		$0

Total Warrants (identified cost $0)		$1,663,826

Miscellaneous — 0.0%(5)
Security	Shares	Value

Oil and Gas — 0.0%(5)

Paragon Offshore Finance Company, Class A(6)(7)(8)	16,581	$0

Paragon Offshore Finance Company, Class B(7)(8)	8,290	55,958

Total Miscellaneous (identified cost $180,309)		$55,958

Short-Term Investments — 3.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(15)	216,261,966	$216,261,966

Total Short-Term Investments (identified cost $216,261,966)		$216,261,966

Total Investments — 124.4% (identified cost $8,796,990,838)		$8,720,941,920

Less Unfunded Loan Commitments — (0.3)%		$(22,787,321)

Net Investments — 124.1% (identified cost $8,774,203,517)		$8,698,154,599

Other Assets, Less Liabilities — (24.1)%		$(1,688,014,092)

Net Assets — 100.0%		$7,010,140,507

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $709,121,159 or 10.1% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after April 30, 2021.

(4)	Variable rate security whose interest rate will be determined after April 30, 2021.

40	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

(5)	Amount is less than 0.05%.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(7)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(8)	Non-income producing security.

(9)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(10)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

(11)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description. At April 30, 2021, the total value of unfunded loan commitments is $22,058,252.

(12)

The stated interest rate represents the weighted average interest rate at April 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(13)	Fixed-rate loan.

(14)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	190,826,272	EUR	162,273,060	Standard Chartered Bank	5/4/21	$—	$(4,266,457)

USD	3,987,550	EUR	3,358,125	State Street Bank and Trust Company	5/4/21	—	(49,755)

USD	195,451,217	EUR	162,273,060	Standard Chartered Bank	6/2/21	247,739	—

USD	192,678,859	EUR	163,420,121	Goldman Sachs International	6/30/21	—	(4,022,413)

USD	7,766,936	EUR	6,533,625	HSBC Bank USA, N.A.	6/30/21	—	(97,288)

USD	3,373,571	EUR	2,800,281	HSBC Bank USA, N.A.	6/30/21	3,002	—

USD	17,347,633	EUR	14,400,144	State Street Bank and Trust Company	6/30/21	14,843	—

USD	209,430,888	EUR	172,441,071	HSBC Bank USA, N.A.	7/30/21	1,741,922	—

USD	41,061,370	GBP	29,446,465	State Street Bank and Trust Company	7/30/21	384,862	—

						$2,392,368	$(8,435,913)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

41	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $8,557,941,551)	$8,481,892,633

Affiliated investment, at value (identified cost, $216,261,966)	216,261,966

Cash	26,248,552

Deposits for derivatives collateral — forward foreign currency exchange contracts	11,580,000

Interest receivable	20,596,298

Dividends receivable from affiliated investment	10,614

Receivable for investments sold	9,229,704

Receivable for open forward foreign currency exchange contracts	2,392,368

Prepaid upfront fees on notes payable	3,486,680

Prepaid expenses	238,335

Total assets	$8,771,937,150

Liabilities

Notes payable	$1,225,000,000

Cash collateral due to brokers	50,000

Payable for investments purchased	516,340,899

Payable for when-issued securities	2,249,253

Payable for open forward foreign currency exchange contracts	8,435,913

Due to custodian — foreign currency, at value (identified cost, $4,277,903)	4,272,369

Payable to affiliates:

Investment adviser fee	2,737,724

Trustees’ fees	9,042

Accrued expenses	2,701,443

Total liabilities	$1,761,796,643

Net Assets applicable to investors’ interest in Portfolio	$7,010,140,507

42	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income	$154,370,965

Dividends (net of foreign taxes, $121,906)	3,335,332

Dividends from affiliated investment	69,825

Total investment income	$157,776,122

Expenses

Investment adviser fee	$15,347,730

Trustees’ fees and expenses	54,250

Custodian fee	627,653

Legal and accounting services	252,736

Interest expense and fees	11,342,974

Miscellaneous	130,814

Total expenses	$27,756,157

Net investment income	$130,019,965

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(16,507,430)

Foreign currency transactions	498,025

Forward foreign currency exchange contracts	(3,191,132)

Net realized loss	$(19,200,537)

Change in unrealized appreciation (depreciation) —

Investments	$284,231,824

Foreign currency	(1,478,047)

Forward foreign currency exchange contracts	(11,609,592)

Net change in unrealized appreciation (depreciation)	$271,144,185

Net realized and unrealized gain	$251,943,648

Net increase in net assets from operations	$381,963,613

43	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$130,019,965	$300,092,011

Net realized loss	(19,200,537)	(412,040,910)

Net change in unrealized appreciation (depreciation)	271,144,185	22,471,751

Net increase (decrease) in net assets from operations	$381,963,613	$(89,477,148)

Capital transactions —

Contributions	$1,415,048,918	$656,651,110

Withdrawals	(236,306,277)	(2,461,193,007)

Net increase (decrease) in net assets from capital transactions	$1,178,742,641	$(1,804,541,897)

Net increase (decrease) in net assets	$1,560,706,254	$(1,894,019,045)

Net Assets

At beginning of period	$5,449,434,253	$7,343,453,298

At end of period	$7,010,140,507	$5,449,434,253

44	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2021

Net increase in net assets from operations	$381,963,613

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:

Investments purchased	(2,202,590,351)

Investments sold and principal repayments	1,230,094,333

Increase in short-term investments, net	(104,867,741)

Net amortization/accretion of premium (discount)	(5,036,151)

Amortization of prepaid upfront fees and other fees on notes payable	2,712,091

Increase in interest receivable	(250,924)

Decrease in dividends receivable from affiliated investment	225

Decrease in receivable for open forward foreign currency exchange contracts	3,173,679

Decrease in prepaid expenses	150,310

Decrease in payable for cash collateral due to brokers	(2,400,000)

Increase in payable for open forward foreign currency exchange contracts	8,435,913

Increase in payable to affiliate for investment adviser fee	229,067

Increase in accrued expenses	710,739

Increase in unfunded loan commitments	6,353,253

Net change in unrealized (appreciation) depreciation from investments	(284,231,824)

Net realized loss from investments	16,507,430

Net cash used in operating activities	$(949,046,338)

Cash Flows From Financing Activities

Proceeds from capital contributions	$1,415,048,918

Payments for capital withdrawals	(236,306,277)

Proceeds from notes payable	370,000,000

Repayments of notes payable	(625,000,000)

Payment of prepaid upfront fees on notes payable	(4,087,500)

Increase in due to custodian — foreign currency	4,272,369

Net cash provided by financing activities	$923,927,510

Net decrease in cash and restricted cash*	$(25,118,828)

Cash and restricted cash at beginning of period	$62,947,380

Cash and restricted cash at end of period	$37,828,552

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$12,560,559

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(519).

45	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Statement of Cash Flows (Unaudited) — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2021

Cash	$26,248,552

Deposits for derivatives collateral —

forward foreign currency exchange contracts	11,580,000

Total cash and restricted cash as shown on the Statement of Cash Flows	$37,828,552

46	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.55	%(1)	0.56%	0.55%	0.51%	0.52%	0.58%

Interest and fee expense	0.38	%(1)	0.60%	0.88%	0.47%	0.34%	0.44%

Total expenses	0.93	%(1)	1.16%	1.43%	0.98%	0.86%	1.02%

Net investment income	4.35	%(1)	4.86%	5.63%	4.92%	4.68%	5.52%

Portfolio Turnover	15	%(2)	30%	17%	29%	39%	38%

Total Return	6.92	%(2)	0.39%	2.04%	5.41%	6.43%	8.32%

Net assets, end of period (000’s omitted)	$7,010,141		$5,449,434	$7,343,453	$10,969,159	$7,797,557	$5,325,638

(1)	Annualized.

(2)	Not annualized.

47	See Notes to Financial Statements.

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance Short Duration Inflation-Protected Income Fund held an interest of 95.3%, 3.6% and 1.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

48

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery or when-issued basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

49

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

K  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.5000% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.4500% in excess of $1 billion up to and including $2 billion, 0.4000% in excess of $2 billion up to and including $7 billion, 0.3875% in excess of $7 billion up to and including $10 billion, 0.3750% in excess of $10 billion up to and including $15 billion and 0.3625% of average daily gross assets in excess of $15 billion, and is payable monthly. Gross assets of the Portfolio are calculated by deducting all liabilities of the Portfolio except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Portfolio. For the six months ended April 30, 2020, the Portfolio’s investment adviser fee totaled $15,347,730 or 0.51% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,534,644,028 and $1,147,886,986, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,780,143,657

Gross unrealized appreciation	$77,596,516

Gross unrealized depreciation	(165,629,119)

Net unrealized depreciation	$(88,032,603)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would

50

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $8,435,913. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $11,530,000 at April 30, 2021.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$2,392,368	$(8,435,913)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$1,744,924	$(97,288)	$(626,682)	$—	$1,020,954

Standard Chartered Bank	247,739	(247,739)	—	—	—

State Street Bank and Trust Company	399,705	(49,755)	(349,950)	—	—

	$2,392,368	$(394,782)	$(976,632)	$—	$1,020,954

51

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(4,022,413)	$—	$—	$4,022,413	$—

HSBC Bank USA, N.A.	(97,288)	97,288	—	—	—

Standard Chartered Bank	(4,266,457)	247,739	—	4,018,718	—

State Street Bank and Trust Company	(49,755)	49,755	—	—	—

	$(8,435,913)	$394,782	$—	$8,041,131	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(3,191,132)	$(11,609,592)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $760,258,000.

6  Revolving Credit and Security Agreement

The Portfolio has entered into a Revolving Credit and Security Agreement, as amended (the Loan Facility) with certain Citibank, N.A. (“Citi”) sponsored conduits (the “Conduit Lenders”) that issue commercial paper, certain banks (the “Direct Lenders”) and Citi as secondary lender (together with any other secondary lenders, the “Secondary Lenders”) and as agent (the “Agent”) for the Conduit Lenders, the Direct Lenders and the Secondary Lenders that allows it to borrow up to $2.725 billion ($2.625 billion prior to March 8, 2021) and to invest the borrowings in accordance with its investment practices. Borrowings under the Loan Facility are secured by the assets of the Portfolio and is in effect through March 7, 2022. In connection with borrowings from a Conduit Lender, the Portfolio pays to the Conduit Lender an amount equal to the Conduit Lender’s cost of borrowing (i.e., the interest payable on commercial paper issued by such Conduit Lender) plus a dealer commission (collectively, the “CP Rate”) multiplied by the principal amount of the advance to the Portfolio under the Loan Facility. In addition, the Portfolio pays a drawn fee to Citi on behalf of the Conduit Lenders equal to 0.90% per annum (0.85% prior to March 8, 2021) on its outstanding borrowings, a liquidity fee payable to the Secondary Lenders equal to 0.15% or 0.25% per annum of the undrawn amount under the Loan Facility depending on the amount borrowed by the Portfolio thereunder, and an upfront fee equal to 0.15% (0.10% prior to March 8, 2021) of the total commitment amount under the Loan Facility. The Portfolio pays substantially similar fees with respect to borrowings from the Direct Lenders, but it pays one-month LIBOR (or such other duration as approved by the Agent) on advances rather than the CP Rate. In the event that the Conduit Lenders are unable to fund their commitment and the Secondary Lenders provide backstop liquidity, the Portfolio is charged an interest rate similar to that paid to the Direct Lenders but a drawn fee that is substantially higher than the drawn fee paid to the Direct Lenders. Drawn and liquidity fees for the six months ended April 30, 2021 totaled $7,466,827 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Loan Facility on March 8, 2021, the Portfolio paid upfront fees of $4,087,500. These upfront fees are being amortized to interest expense through March 7, 2022. The unamortized balance at April 30, 2021 is approximately $3,487,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At April 30, 2021, the Portfolio had borrowings outstanding under the Loan Facility of $1,225,000,000 at an annual interest rate of 0.13%. Based on the short-term nature of borrowings under the Loan Facility and the variable interest rate, the carrying amount of the borrowings at April 30, 2021 approximated its fair value. If measured at fair value, borrowings under the Loan Facility would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021. For the six months ended April 30, 2021, the average borrowings under the Loan Facility and the average annual interest rate (excluding fees) were $1,356,878,453 and 0.17%, respectively.

52

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $216,261,966, which represents 3.1% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$111,394,225	$1,586,825,888	$(1,481,958,147)	$—	$—	$216,261,966	$69,825	216,261,966

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$279,415,333	$—	$279,415,333

Common Stocks	16,607,811	44,186,585	16,861,927	77,656,323

Convertible Preferred Stocks	—	4,053,353	—	4,053,353

Corporate Bonds	—	434,638,586	—	434,638,586

Exchange-Traded Funds	36,865,730	—	—	36,865,730

Preferred Stocks	—	1,266,346	0	1,266,346

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	7,635,449,599	10,827,579	7,646,277,178

Warrants	—	1,663,826	0	1,663,826

Miscellaneous	—	55,958	0	55,958

Short-Term Investments	—	216,261,966	—	216,261,966

Total Investments	$53,473,541	$8,616,991,552	$27,689,506	$8,698,154,599

Forward Foreign Currency Exchange Contracts	$—	$2,392,368	$—	$2,392,368

Total	$53,473,541	$8,619,383,920	$27,689,506	$8,700,546,967

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(8,435,913)	$—	$(8,435,913)

Total	$—	$(8,435,913)	$—	$(8,435,913)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

53

Senior Debt Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

54

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Advantage Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Senior Debt Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	275,366,898.504	4,252,055.087	12,553,917.967	0

Proposal 2	275,081,902.513	4,144,836.051	12,946,132.995	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on Proposal 1 and Proposal 2.

Interestholder Meeting

Senior Debt Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

94.120%	1.424%	4.446%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

55

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Floating-Rate Advantage Fund and Senior Debt Portfolio. As defined below, Eaton Vance Floating-Rate Advantage Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Floating-Rate Advantage Fund	Eaton Vance Management	None

Senior Debt Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

56

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

57

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

58

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

59

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the

60

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

61

Eaton Vance

Floating-Rate Advantage Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Floating-Rate Advantage Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Senior Debt Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Floating-Rate Advantage Fund and Senior Debt Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

62

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

63

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

64

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

65

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7763    4.30.21

Eaton Vance

Floating-Rate Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Floating-Rate Fund

Eaton Vance

Floating-Rate Fund

April 30, 2021

Performance1,2

Portfolio Managers Craig P. Russ and Andrew N. Sveen, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Advisers Class at NAV	02/07/2001	02/07/2001	5.23%	14.03%	4.28%	3.59%
Class A at NAV	05/05/2003	02/07/2001	5.23	14.17	4.31	3.60
Class A with 2.25% Maximum Sales Charge	—	—	2.88	11.60	3.83	3.36
Class C at NAV	02/01/2001	02/01/2001	4.72	13.19	3.50	2.82
Class C with 1% Maximum Sales Charge	—	—	3.72	12.19	3.50	2.82
Class I at NAV	01/30/2001	01/30/2001	5.36	14.44	4.56	3.85
Class R6 at NAV	12/01/2016	01/30/2001	5.38	14.49	4.63	3.89

S&P/LSTA Leveraged Loan Index	—	—	5.99%	16.10%	4.98%	4.24%

% Total Annual Operating Expense Ratios[3]		Advisers Class	Class A	Class C	Class I	Class R6

		1.08%	1.07%	1.82%	0.82%	0.76%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Fund

April 30, 2021

Fund Profile4

Top 10 Issuers (% of total investments)5

Numericable Group S.A.	1.4%

Virgin Media SFA Finance Limited	1.0

TransDigm, Inc.	0.9

Ziggo B.V.	0.9

Informatica, LLC	0.8

Ultimate Software Group, Inc. (The)	0.8

Hyland Software, Inc.	0.8

Uber Technologies, Inc.	0.7

CenturyLink, Inc.	0.7

Banff Merger Sub, Inc.	0.7

Total	8.7%

Credit Quality (% of bonds, loans and asset-backed securities)6

Top 10 Sectors (% of total investments)5

Electronics/Electrical	16.5%

Business Equipment and Services	7.4

Health Care	7.4

Chemicals and Plastics	4.7

Cable and Satellite Television	4.3

Drugs	4.2

Automotive	3.8

Telecommunications	3.8

Industrial Equipment	3.4

Leisure Goods/Activities/Movies	3.1

Total	58.6%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Floating-Rate Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Fund profile subject to change due to active management.

4

Eaton Vance

Floating-Rate Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,052.30	$5.34	1.05%
Class A	$1,000.00	$1,052.30	$5.34	1.05%
Class C	$1,000.00	$1,047.20	$9.14	1.80%
Class I	$1,000.00	$1,053.60	$4.02	0.79%
Class R6	$1,000.00	$1,053.80	$3.77	0.74%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.60	$5.26	1.05%
Class A	$1,000.00	$1,019.60	$5.26	1.05%
Class C	$1,000.00	$1,015.90	$9.00	1.80%
Class I	$1,000.00	$1,020.90	$3.96	0.79%
Class R6	$1,000.00	$1,021.10	$3.71	0.74%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Floating-Rate Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $6,542,268,277)	$6,485,629,144

Receivable for Fund shares sold	21,615,302

Total assets	$6,507,244,446

Liabilities

Payable for Fund shares redeemed	$13,324,279

Distributions payable	4,122,314

Payable to affiliates:

Administration fee	856,131

Distribution and service fees	295,099

Trustees’ fees	42

Accrued expenses	610,929

Total liabilities	$19,208,794

Net Assets	$6,488,035,652

Sources of Net Assets

Paid-in capital	$7,133,076,525

Accumulated loss	(645,040,873)

Total	$6,488,035,652

Advisers Class Shares

Net Assets	$97,857,603

Shares Outstanding	11,154,002

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.77

Class A Shares

Net Assets	$746,781,950

Shares Outstanding	82,256,881

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.08

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.29

Class C Shares

Net Assets	$149,287,683

Shares Outstanding	17,032,869

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.76

Class I Shares

Net Assets	$4,974,985,784

Shares Outstanding	566,627,430

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.78

Class R6 Shares

Net Assets	$519,122,632

Shares Outstanding	59,073,331

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.79

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income allocated from Portfolio	$112,346,973

Dividends allocated from Portfolio (net of foreign taxes, $148,189)	3,478,228

Expenses allocated from Portfolio	(15,661,349)

Total investment income from Portfolio	$100,163,852

Expenses

Administration fee	$4,197,544

Distribution and service fees

Advisers Class	118,363

Class A	873,316

Class C	794,083

Trustees’ fees and expenses	250

Custodian fee	30,700

Transfer and dividend disbursing agent fees	1,483,092

Legal and accounting services	48,668

Printing and postage	104,874

Registration fees	179,140

Miscellaneous	67,501

Total expenses	$7,897,531

Net investment income	$92,266,321

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$(2,745,028)

Foreign currency transactions	599,832

Forward foreign currency exchange contracts	(2,690,195)

Net realized loss	$(4,835,391)

Change in unrealized appreciation (depreciation) —

Investments	$189,913,544

Foreign currency	(812,362)

Forward foreign currency exchange contracts	(9,024,702)

Net change in unrealized appreciation (depreciation)	$180,076,480

Net realized and unrealized gain	$175,241,089

Net increase in net assets from operations	$267,507,410

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$92,266,321	$217,840,820

Net realized loss	(4,835,391)	(284,244,363)

Net change in unrealized appreciation (depreciation)	180,076,480	34,762,016

Net increase (decrease) in net assets from operations	$267,507,410	$(31,641,527)

Distributions to shareholders —

Advisers Class	$(1,551,303)	$(9,640,250)

Class A	(11,418,352)	(26,688,903)

Class C	(2,006,539)	(8,126,218)

Class I	(72,156,778)	(168,494,523)

Class R6	(7,904,160)	(16,155,737)

Total distributions to shareholders	$(95,037,132)	$(229,105,631)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$18,243,462	$71,619,058

Class A	105,999,985	153,050,587

Class C	14,510,280	23,464,055

Class I	1,841,266,109	1,445,830,170

Class R6	170,187,367	233,864,790

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	1,516,726	9,531,611

Class A	9,373,147	22,750,821

Class C	1,755,609	6,600,031

Class I	55,947,266	128,680,351

Class R6	5,490,399	12,483,647

Cost of shares redeemed

Advisers Class	(19,560,984)	(334,055,318)

Class A	(90,224,679)	(300,856,089)

Class C	(22,159,212)	(135,626,037)

Class I	(613,788,774)	(2,799,840,562)

Class R6	(57,584,239)	(248,703,122)

Net asset value of shares converted

Class A	40,073,780	20,886,699

Class C	(40,073,780)	(20,886,699)

Net increase (decrease) in net assets from Fund share transactions	$1,420,972,462	$(1,711,206,007)

Net increase (decrease) in net assets	$1,593,442,740	$(1,971,953,165)

Net Assets

At beginning of period	$4,894,592,912	$6,866,546,077

At end of period	$6,488,035,652	$4,894,592,912

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Financial Highlights

	Advisers Class
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.470		$8.740	$9.050	$9.010	$8.870	$8.670

Income (Loss) From Operations

Net investment income(1)	$0.137		$0.321	$0.411	$0.357	$0.323	$0.352

Net realized and unrealized gain (loss)	0.305		(0.267)	(0.310)	0.036	0.140	0.200

Total income from operations	$0.442		$0.054	$0.101	$0.393	$0.463	$0.552

Less Distributions

From net investment income	$(0.142)		$(0.324)	$(0.411)	$(0.353)	$(0.323)	$(0.345)

Tax return of capital	—		—	—	—	—	(0.007)

Total distributions	$(0.142)		$(0.324)	$(0.411)	$(0.353)	$(0.323)	$(0.352)

Net asset value — End of period	$8.770		$8.470	$8.740	$9.050	$9.010	$8.870

Total Return(2)	5.23	%(3)	0.70%	1.16%	4.44%	5.30%	6.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$97,858		$94,411	$364,983	$556,125	$314,611	$338,079

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.05	%(5)	1.08%	1.03%	1.02%	1.04%	1.07%

Net investment income	3.17	%(5)	3.78%	4.63%	3.95%	3.60%	4.10%

Portfolio Turnover of the Portfolio	15	%(3)	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Financial Highlights — continued

	Class A
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.770		$9.050	$9.360	$9.310	$9.170	$8.970

Income (Loss) From Operations

Net investment income(1)	$0.142		$0.322	$0.425	$0.365	$0.334	$0.364

Net realized and unrealized gain (loss)	0.315		(0.268)	(0.310)	0.050	0.141	0.200

Total income from operations	$0.457		$0.054	$0.115	$0.415	$0.475	$0.564

Less Distributions

From net investment income	$(0.147)		$(0.334)	$(0.425)	$(0.365)	$(0.335)	$(0.357)

Tax return of capital	—		—	—	—	—	(0.007)

Total distributions	$(0.147)		$(0.334)	$(0.425)	$(0.365)	$(0.335)	$(0.364)

Net asset value — End of period	$9.080		$8.770	$9.050	$9.360	$9.310	$9.170

Total Return(2)	5.23	%(3)	0.79%	1.17%	4.42%	5.36%	6.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$746,782		$658,206	$788,125	$984,812	$1,023,559	$1,067,045

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.05	%(5)	1.07%	1.02%	1.02%	1.04%	1.07%

Net investment income	3.17	%(5)	3.68%	4.63%	3.90%	3.60%	4.11%

Portfolio Turnover of the Portfolio	15	%(3)	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Financial Highlights — continued

	Class C
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.470		$8.730	$9.040	$8.990	$8.860	$8.660

Income (Loss) From Operations

Net investment income(1)	$0.105		$0.251	$0.343	$0.285	$0.256	$0.287

Net realized and unrealized gain (loss)	0.294		(0.251)	(0.308)	0.050	0.130	0.200

Total income from operations	$0.399		$–	$0.035	$0.335	$0.386	$0.487

Less Distributions

From net investment income	$(0.109)		$(0.260)	$(0.345)	$(0.285)	$(0.256)	$(0.281)

Tax return of capital	—		—	—	—	—	(0.006)

Total distributions	$(0.109)		$(0.260)	$(0.345)	$(0.285)	$(0.256)	$(0.287)

Net asset value — End of period	$8.760		$8.470	$8.730	$9.040	$8.990	$8.860

Total Return(2)	4.72	%(3)	0.06%	0.40%	3.66%	4.51%	5.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$149,288		$189,138	$328,577	$585,693	$624,015	$691,050

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.80	%(5)	1.82%	1.78%	1.77%	1.79%	1.82%

Net investment income	2.42	%(5)	2.97%	3.86%	3.15%	2.85%	3.36%

Portfolio Turnover of the Portfolio	15	%(3)	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Financial Highlights — continued

	Class I
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.480		$8.750	$9.060	$9.010	$8.880	$8.680

Income (Loss) From Operations

Net investment income(1)	$0.148		$0.335	$0.433	$0.377	$0.346	$0.374

Net realized and unrealized gain (loss)	0.305		(0.260)	(0.309)	0.049	0.130	0.199

Total income from operations	$0.453		$0.075	$0.124	$0.426	$0.476	$0.573

Less Distributions

From net investment income	$(0.153)		$(0.345)	$(0.434)	$(0.376)	$(0.346)	$(0.365)

Tax return of capital	—		—	—	—	—	(0.008)

Total distributions	$(0.153)		$(0.345)	$(0.434)	$(0.376)	$(0.346)	$(0.373)

Net asset value — End of period	$8.780		$8.480	$8.750	$9.060	$9.010	$8.880

Total Return(2)	5.36	%(3)	0.95%	1.41%	4.81%	5.56%	6.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,974,986		$3,565,898	$4,985,629	$7,450,507	$6,123,148	$4,961,131

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.79	%(5)	0.82%	0.77%	0.77%	0.79%	0.82%

Net investment income	3.41	%(5)	3.95%	4.88%	4.17%	3.85%	4.36%

Portfolio Turnover of the Portfolio	15	%(3)	28%	16%	30%	42%	27%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Financial Highlights — continued

	Class R6
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2017(1)
			2020	2019	2018

Net asset value — Beginning of period	$8.490		$8.760	$9.060	$9.020	$8.870

Income (Loss) From Operations

Net investment income	$0.150	(2)	$0.335 (2)	$0.437 (2)	$0.382 (2)	$0.323

Net realized and unrealized gain (loss)	0.305		(0.254)	(0.299)	0.039	0.150

Total income from operations	$0.455		$0.081	$0.138	$0.421	$0.473

Less Distributions

From net investment income	$(0.155)		$(0.351)	$(0.438)	$(0.381)	$(0.323)

Total distributions	$(0.155)		$(0.351)	$(0.438)	$(0.381)	$(0.323)

Net asset value — End of period	$8.790		$8.490	$8.760	$9.060	$9.020

Total Return(3)	5.38	%(4)	1.01%	1.57%	4.75%	5.39	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$519,123		$386,940	$399,233	$251,945	$162,093

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.74	%(6)	0.76%	0.72%	0.72%	0.73	%(6)

Net investment income	3.46	%(6)	3.97%	4.92%	4.22%	3.87	%(6)

Portfolio Turnover of the Portfolio	15	%(4)	28%	16%	30%	42	%(7)

(1)	For the period from the commencement of operations, December 1, 2016, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	For the Portfolio’s year ended October 31, 2017.

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Eaton Vance Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (86.7% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

14

Eaton Vance

Floating-Rate Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $440,627,128 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $63,127,085 are short-term and $377,500,043 are long-term.

3  Investment Advisor Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $4,197,544. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $72,122 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,116 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Advisers Class, Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $118,363 for Advisers Class shares and $873,316 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $595,540 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $198,543 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $20,000 and $4,000 of CDSCs paid by Class A and Class C shareholders, respectively.

15

Eaton Vance

Floating-Rate Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,399,254,993 and $98,341,988, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Advisers Class	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	2,079,159	8,301,582

Issued to shareholders electing to receive payments of distributions in Fund shares	173,427	1,123,121

Redemptions	(2,239,855)	(40,023,937)

Net increase (decrease)	12,731	(30,599,234)

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	11,674,898	17,547,572

Issued to shareholders electing to receive payments of distributions in Fund shares	1,035,546	2,599,762

Redemptions	(9,988,602)	(34,638,201)

Converted from Class C shares	4,469,704	2,431,504

Net increase (decrease)	7,191,546	(12,059,363)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	1,659,665	2,741,836

Issued to shareholders electing to receive payments of distributions in Fund shares	201,076	779,855

Redemptions	(2,540,004)	(16,280,075)

Converted to Class A shares	(4,630,012)	(2,518,649)

Net decrease	(5,309,275)	(15,277,033)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	209,958,861	173,468,948

Issued to shareholders electing to receive payments of distributions in Fund shares	6,390,098	15,193,108

Redemptions	(70,219,511)	(337,897,632)

Net increase (decrease)	146,129,448	(149,235,576)

16

Eaton Vance

Floating-Rate Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class R6	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	19,434,425	28,752,771

Issued to shareholders electing to receive payments of distributions in Fund shares	626,488	1,473,347

Redemptions	(6,576,042)	(30,221,951)

Net increase	13,484,871	4,167

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

17

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Asset-Backed Securities — 3.5%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 3.288%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	$2,500	$2,501,975

Series 2018-1A, Class E, 6.188%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,963,337

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.094%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	4,932,365

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.375%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	3,216,989

Apidos CLO XX, Series 2015-20A, Class DR, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	2,236,371

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 3.184%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,501,807

Series 2018-49A, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	3,437,742

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 3.094%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,938,455

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,904,756

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 2.788%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,437,743

Series 2018-1A, Class C, 2.784%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	3,378,378

Bain Capital Credit CLO, Ltd.:

Series 2018-1A, Class D, 2.873%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,819,660

Series 2018-1A, Class E, 5.523%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,000	2,799,744

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 3.118%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,838,355

Series 2018-5BA, Class D, 6.138%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	3,298,578

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.788%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,979,938

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 2.788%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	1,500	1,450,176

Benefit Street Partners CLO XVI, Ltd.:

Series 2018-16A, Class D, 3.89%, (3 mo. USD LIBOR + 3.70%), 1/17/32(1)(2)	2,000	2,003,630

Series 2018-16A, Class E, 6.89%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,250	2,241,927

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class E, 6.784%, (3 mo. USD LIBOR + 6.60%), 7/15/32(1)(2)	$1,750	$1,751,279

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 3.086%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,478,420

Series 2018-1A, Class D, 5.836%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,450	4,239,257

BlueMountain CLO, Ltd.:

Series 2016-3A, Class DR, 3.294%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,446,851

Series 2016-3A, Class ER, 6.144%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,394,640

Series 2018-1A, Class D, 3.236%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,397,095

Series 2018-1A, Class E, 6.136%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,873,076

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(3)	1,000	999,402

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	4,623,279

Series 2016-1A, Class ER, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,859,692

Series 2016-2A, Class ER, 6.184%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	4,290,511

Series 2017-1A, Class E, 6.434%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	3,250	3,134,446

Series 2018-1A, Class D, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,972,481

Series 2018-1A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,684,709

Carlyle C17 CLO, Ltd.:

Series C17A, Class CR, 3.005%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,912,015

Series C17A, Class DR, 6.205%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	3,353,647

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 3.686%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,453,650

Series 2012-3A, Class DR2, 6.686%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,500	1,423,932

Series 2014-3RA, Class C, 3.131%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	961,377

Series 2014-3RA, Class D, 5.581%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,988,464

Series 2014-4RA, Class C, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,910,810

Series 2014-4RA, Class D, 5.834%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	3,174,171

18	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 3.034%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	$1,500	$1,480,919

Series 2018-55A, Class E, 5.584%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,930,686

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 2.784%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	5,000	4,868,320

Series 2015-41A, Class ER, 5.484%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,208,345

Series 2016-42A, Class DR, 3.114%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,478,035

Series 2016-42A, Class ER, 5.734%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	3,387,881

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.829%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	2,500	2,459,893

Galaxy XXV CLO, Ltd.:

Series 2018-25A, Class D, 3.276%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,495,385

Series 2018-25A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	3,382,872

Goldentree Loan Management US CLO 5, Ltd., Series 2019-5A, Class D, 4.038%, (3 mo. USD LIBOR + 3.85%), 10/20/32(1)(2)	1,500	1,507,152

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 6.188%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,500	2,311,210

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 3.488%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,942,320

Series 2018-37A, Class E, 5.938%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,364,015

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(4)	1,000	1,000,000

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 3.284%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,947,500

Series 2018-2A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,780,841

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.876%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,752,310

Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 6.276%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	1,500	1,493,484

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 3.29%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,502,225

Series 2016-22A, Class ER, 6.25%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,971,374

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 5.788%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	$1,950	$1,907,303

Neuberger Berman Loan Advisers CLO 30, Ltd.:

Series 2018-30A, Class DR, 3.038%, (3 mo. USD LIBOR + 2.85%), 1/20/31(1)(2)	2,500	2,499,980

Series 2018-30A, Class ER, 6.388%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	1,000	999,967

Oaktree CLO, Ltd., Series 2019-3A, Class D, 4.148%, (3 mo. USD LIBOR + 3.96%), 7/20/31(1)(2)	2,625	2,627,402

Palmer Square CLO, Ltd.:

Series 2013-2A, Class CRR, 3.39%, (3 mo. USD LIBOR + 3.20%), 10/17/31(1)(2)	2,500	2,503,385

Series 2013-2A, Class DRR, 6.04%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,000	2,954,964

Series 2018-1A, Class C, 2.69%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,971,416

Series 2018-1A, Class D, 5.34%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,936,978

Series 2018-2A, Class D, 5.784%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,964,506

Series 2021-2A, Class E, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(3)	1,000	1,000,000

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 3.284%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,501,383

Series 2018-2A, Class D, 6.134%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,812,040

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 3.376%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,497,643

Series 2018-3A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	4,372,659

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.676%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,820,324

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.888%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	1,750	1,752,534

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 3.088%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	4,448,956

Series 2016-1A, Class DR, 6.088%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	4,464,605

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 3.388%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,405,268

Series 2018-9A, Class D, 6.438%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	3,226,184

19	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 3.438%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	$5,000	$4,834,010

Series 2018-10A, Class D, 6.378%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	4,674,390

Voya CLO, Ltd.:

Series 2015-3A, Class CR, 3.338%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,413,570

Series 2015-3A, Class DR, 6.388%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	5,217,822

Series 2016-3A, Class CR, 3.44%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,920,288

Series 2016-3A, Class DR, 6.27%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	3,132,837

Series 2018-1A, Class C, 2.79%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,888,150

Series 2018-2A, Class E, 5.434%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	2,500	2,379,300

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 3.088%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,999,742

Series 2015-1A, Class DR, 5.688%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,482,033

Wellfleet CLO, Ltd., Series 2021-1A, Class D, 3.715%, (3 mo. USD LIBOR + 3.50%), 4/20/34(1)(2)	1,200	1,202,368

Wind River CLO, Ltd., Series 2013-1A, Class DR, 6.488%, (3 mo. USD LIBOR + 6.30%), 7/20/30(1)(2)	3,000	2,881,887

Total Asset-Backed Securities (identified cost $273,093,791)		$265,163,791

Common Stocks — 1.4%
Security	Shares	Value

Aerospace and Defense — 0.3%

IAP Global Services, LLC(5)(6)(7)(8)	950	$10,485,777

IAP Global Services, LLC(5)(6)(7)(8)	1,627	11,972,182

		$22,457,959

Automotive — 0.0%(9)

Dayco Products, LLC(7)(8)	88,506	$265,518

		$265,518

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(7)(8)	88,008	$5,280,480

		$5,280,480

Security	Shares	Value

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(7)(8)	338,679	$5,418,864

		$5,418,864

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Class A(7)(8)	250,979	$470,585

		$470,585

Electronics / Electrical — 0.3%

Software Luxembourg Holding S.A., Class A(7)(8)	142,964	$25,018,700

		$25,018,700

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(7)(8)	705,631	$10,981,383

		$10,981,383

Nonferrous Metals / Minerals — 0.0%(9)

ACNR Holdings, Inc., Class A(7)(8)	36,829	$552,435

		$552,435

Oil and Gas — 0.1%

AFG Holdings, Inc.(5)(7)(8)	498,342	$5,436,911

Fieldwood Energy, Inc.(5)(7)(8)	51,241	0

Fieldwood Energy, Inc.(5)(7)(8)	221,919	0

McDermott International, Ltd.(7)(8)	1,013,850	456,232

RDV Resources, Inc., Class A(7)(8)	359,500	62,913

Sunrise Oil & Gas, Inc., Class A(7)(8)	321,407	96,422

		$6,052,478

Publishing — 0.0%(9)

Tweddle Group, Inc.(5)(7)(8)	19,500	$93,015

		$93,015

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(7)(8)	1,204,044	$3,022,150

Cumulus Media, Inc., Class A(7)(8)	551,505	5,299,963

Cumulus Media, Inc., Class B(7)(8)	93,069	894,393

iHeartMedia, Inc., Class A(7)(8)	512,034	9,800,331

		$19,016,837

Retailers (Except Food and Drug) — 0.0%(9)

David’s Bridal, LLC(5)(7)(8)	272,023	$0

Phillips Pet Holding Corp.(5)(7)(8)	2,590	998,251

		$998,251

20	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(5)(7)(8)	364,650	$7,344,051

		$7,344,051

Utilities — 0.0%(9)

Longview Intermediate Holdings, LLC, Class A(5)(7)(8)	149,459	$1,185,210

		$1,185,210

Total Common Stocks (identified cost $119,432,638)		$105,135,766

Convertible Preferred Stocks — 0.0%(9)
Security	Shares	Value

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Series A, 13.00%(7)(8)	38,060	$2,968,649

Total Convertible Preferred Stocks (identified cost $1,998,129)		$2,968,649

Corporate Bonds — 5.4%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,000	$3,176,250

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25(1)	2,550	2,874,717

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,590,000

8.00%, 12/15/25(1)	1,500	1,631,310

		$9,272,277

Air Transport — 0.7%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	17,175	$18,055,219

5.75%, 4/20/29(1)	12,875	13,811,656

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	4,650	5,409,990

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	6,425	7,060,587

United Airlines, Inc.:

4.375%, 4/15/26(1)	4,625	4,805,236

4.625%, 4/15/29(1)	4,625	4,812,081

		$53,954,769

Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)		2,100	$2,258,172

Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)		4,325	4,592,880

Tenneco, Inc.:

5.125%, 4/15/29(1)		9,050	8,993,437

7.875%, 1/15/29(1)		450	507,260

			$16,351,749

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)		2,975	$3,023,344

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)		3,150	3,380,344

Forterra Finance, LLC/FRTA Finance Corp., 6.50%, 7/15/25(1)		900	973,125

Winnebago Industries, Inc., 6.25%, 7/15/28(1)		900	977,287

			$8,354,100

Business Equipment and Services — 0.6%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,075	$2,196,969

Celestial-Saturn Merger Sub, Inc., 4.50%, 5/1/28(1)		5,525	5,523,785

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)		7,900	8,448,694

5.75%, 4/15/26(1)		15,225	16,672,593

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)		2,125	2,316,781

9.25%, 4/15/25(1)		2,525	3,020,531

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		5,725	5,954,000

			$44,133,353

Cable and Satellite Television — 0.9%

Altice France S.A.:

5.125%, 1/15/29(1)		1,300	$1,306,591

5.125%, 7/15/29(1)		57,625	57,769,063

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	6,543,248

			$65,618,902

Chemicals and Plastics — 0.2%

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	$1,553,532

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	3,050,000

Tronox, Inc., 6.50%, 5/1/25(1)		7,000	7,485,590

			$12,089,122

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 4.00%, 10/15/27(1)	5,150	$5,098,654

		$5,098,654

Cosmetics / Toiletries — 0.0%(9)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)	1,075	$1,085,831

		$1,085,831

Diversified Financial Services — 0.1%

AG Issuer, LLC, 6.25%, 3/1/28(1)	4,225	$4,388,719

		$4,388,719

Drugs — 0.4%

Bausch Health Companies, Inc., 5.50%, 11/1/25(1)	8,975	$9,266,688

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)	15,225	15,091,781

Jazz Securities DAC, 4.375%, 1/15/29(1)	9,150	9,367,312

		$33,725,781

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)	5,300	$5,468,937

		$5,468,937

Electronics / Electrical — 0.4%

Imola Merger Corp., 4.75%, 5/15/29(1)	18,175	$18,901,091

LogMeIn, Inc., 5.50%, 9/1/27(1)	4,300	4,487,609

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	6,450	6,683,813

		$30,072,513

Entertainment — 0.0%(9)

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	2,125	$2,301,078

		$2,301,078

Food Products — 0.1%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	8,200	$9,355,790

		$9,355,790

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	12,550	$12,902,969

		$12,902,969

Security	Principal Amount* (000’s omitted)	Value

Health Care — 0.1%

CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	2,200	$2,186,404

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,150	2,241,010

		$4,427,414

Industrial Equipment — 0.0%(9)

Clark Equipment Company, 5.875%, 6/1/25(1)	1,050	$1,117,594

		$1,117,594

Insurance — 0.0%(9)

NFP Corp., 7.00%, 5/15/25(1)	500	$539,375

		$539,375

Leisure Goods / Activities / Movies — 0.0%(9)

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	$2,320,234

		$2,320,234

Machinery — 0.1%

Vertical U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,150	$4,349,740

		$4,349,740

Oil and Gas — 0.2%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	1,750	$1,796,174

7.00%, 6/15/25(1)	10,525	10,867,062

		$12,663,236

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,753	$4,937,765

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,550	2,633,691

5.25%, 8/15/27(1)	2,125	2,204,220

6.375%, 5/1/26	2,896	3,090,297

8.375%, 5/1/27	5,248	5,638,139

		$18,504,112

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$6,827,044

		$6,827,044

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 0.0%(9)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$1,342,790

		$1,342,790

Software and Services — 0.1%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$4,546,987

		$4,546,987

Telecommunications — 0.4%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$6,633,344

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	6,900	7,087,611

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	6,750	6,885,877

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	8,550	8,282,813

		$28,889,645

Utilities — 0.0%(9)

Calpine Corp., 5.25%, 6/1/26(1)	2,245	$2,309,286

		$2,309,286

Total Corporate Bonds (identified cost $387,897,995)		$402,012,001

Exchange-Traded Funds — 0.7%
Security	Shares	Value

SPDR Blackstone Senior Loan ETF	1,051,000	$48,251,410

Total Exchange-Traded Funds (identified cost $48,242,942)		$48,251,410

Preferred Stocks — 0.0%(9)
Security	Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(5)(7)(8)	13,348	$0

		$0

Nonferrous Metals / Minerals — 0.0%(9)

ACNR Holdings, Inc., 15.00% (PIK) (7)(8)	17,394	$1,539,369

		$1,539,369

Security		Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(5)(7)(8)		7,852	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(5)(7)(8)		31,998	0

			$0

Total Preferred Stocks (identified cost $2,590,558)			$1,539,369

Senior Floating-Rate Loans — 85.9%(10)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.1%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,194	$1,351,611

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	5,271,284

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	2,850	3,428,341

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 1/17/27(11)		6,683	6,689,018

Brown Group Holding, LLC, Term Loan, 4/27/28(12)		10,775	10,735,941

Dynasty Acquisition Co., Inc.:

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		9,013	8,782,213

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		16,758	16,329,882

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(13)		5,526	5,524,693

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(5)		6,891	5,622,755

Spirit Aerosystems, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		5,794	5,848,194

TransDigm, Inc.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 8/22/24		28,459	28,165,289

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 5/30/25		6,368	6,298,774

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 12/9/25		34,035	33,658,201

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(11)		20,154	19,610,505

			$157,316,701

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Air Transport — 0.7%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		8,600	$8,849,933

JetBlue Airways Corporation, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/17/24		5,584	5,736,033

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		5,850	6,250,362

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		23,225	24,449,144

United Airlines, Inc., Term Loan, 4/21/28(12)		7,250	7,346,454

			$52,631,926

Automotive — 3.8%

Adient US, LLC, Term Loan, 3.61%, (1 mo. USD LIBOR + 3.50%), 4/8/28		8,025	$8,031,268

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		19,575	19,513,605

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		11,150	11,261,500

Belron Finance US, LLC:

Term Loan, 2.75%, (1 week EURIBOR + 2.75%), 4/13/28	EUR	3,575	4,288,191

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		7,825	7,802,996

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		17,921	13,761,041

Chassix, Inc., Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), 11/15/23(11)		9,483	9,364,734

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	16,500	19,713,137

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/30/26		22,185	21,987,252

CS Intermediate Holdco 2, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), 11/2/23		5,044	4,918,996

Dayco Products, LLC, Term Loan, 4.44%, (3 mo. USD LIBOR + 4.25%), 5/19/23		10,917	10,002,528

Garrett LX I S.a.r.l.:

Term Loan, 3/5/28(12)		5,725	5,696,375

Term Loan, 3/5/28(12)	EUR	11,900	14,235,237

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	9,290	11,152,247

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 3/31/27		14,214	14,186,984

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Goodyear Tire & Rubber Company (The), Term Loan - Second Lien, 2.12%, (1 mo. USD LIBOR + 2.00%), 3/7/25		8,017	$7,858,328

Les Schwab Tire Centers, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/2/27		20,923	20,992,297

Tenneco, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 10/1/25		34,404	33,679,364

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		9,518	9,550,255

TI Group Automotive Systems, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	4,492	5,434,483

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26		6,025	6,032,531

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28		18,125	18,112,548

Visteon Corporation, Term Loan, 1.874%, (USD LIBOR + 1.75%), 3/25/24(11)		2,217	2,208,794

Wheel Pros, LLC, Term Loan, 4/23/28(12)		7,150	7,154,469

			$286,939,160

Beverage and Tobacco — 0.2%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		7,075	$7,101,531

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28		11,250	11,226,893

			$18,328,424

Brokerage / Securities Dealers / Investment Houses — 0.6%

Advisor Group, Inc., Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 7/31/26		11,063	$11,073,842

Clipper Acquisitions Corp., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 3/3/28		12,901	12,793,496

Hudson River Trading, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/20/28		17,425	17,294,313

			$41,161,651

Building and Development — 2.7%

ACProducts, Inc., Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), 8/18/25		3,632	$3,722,294

Advanced Drainage Systems, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 7/31/26		1,899	1,901,247

American Builders & Contractors Supply Co., Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/15/27		21,793	21,651,971

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

American Residential Services, LLC, Term Loan, 4.25%, (2 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27		4,140	$4,147,387

APi Group DE, Inc.:

Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 10/1/26		13,628	13,580,649

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 10/1/26		2,145	2,134,796

Brookfield Property REIT, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 8/28/23		10,037	9,831,674

Core & Main L.P., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/1/24(11)		4,810	4,797,867

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28		12,900	12,819,375

CPG International, Inc., Term Loan, 3.25%, (12 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24		6,764	6,759,354

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 8/21/25		28,631	28,010,531

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		16,025	15,913,402

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27		7,742	7,766,873

Northstar Group Services, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/9/26		8,894	8,949,650

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27		8,000	7,970,000

Quikrete Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 2/1/27		4,336	4,298,162

RE/MAX International, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 12/15/23		17,440	17,440,265

Realogy Group, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/8/25		1,241	1,233,610

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		4,692	4,685,968

White Cap Buyer, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		15,373	15,393,888

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		7,742	7,618,771

			$200,627,734

Business Equipment and Services — 7.3%

Adevinta ASA:

Term Loan, 4/20/28(12)		2,175	$2,177,379

Term Loan, 4/20/28(12)	EUR	8,075	9,729,835

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Adtalem Global Education, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 4/11/25		4,425	$4,406,437

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	3,525	4,236,273

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		11,225	11,186,801

Allied Universal Holdco, LLC, Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 7/10/26		6,100	6,097,268

Amentum Government Services Holdings, LLC, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 1/29/27		9,503	9,449,732

AppLovin Corporation, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 8/15/25		37,272	37,222,458

ASGN Incorporated, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/2/25		575	576,258

Asplundh Tree Expert, LLC, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 9/7/27		8,408	8,389,354

Belfor Holdings, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 4/6/26		2,654	2,662,714

Blitz 20-487 GmbH, Term Loan, 2/12/28(12)	EUR	5,525	6,640,583

Bracket Intermediate Holding Corp., Term Loan, 4.444%, (3 mo. USD LIBOR + 4.25%), 9/5/25		8,956	8,950,533

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		8,026	7,815,960

Camelot U.S. Acquisition 1 Co., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		8,155	8,172,910

Cast and Crew Payroll, LLC, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 2/9/26		5,486	5,433,202

Ceridian HCM Holding, Inc., Term Loan, 2.587%, (1 week USD LIBOR + 2.50%), 4/30/25		10,164	10,010,272

CM Acquisition Co., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 7/26/23		4,651	4,615,969

CoreLogic, Inc., Term Loan, 4/13/28(12)		48,325	48,143,781

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		2,308	2,315,736

EAB Global, Inc., Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 11/15/24(11)		3,730	3,728,839

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		22,525	22,391,247

First Advantage Holdings, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/31/27		7,931	7,870,303

Garda World Security Corporation, Term Loan, 4.36%, (1 mo. USD LIBOR + 4.25%), 10/30/26		7,695	7,715,971

Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		20,925	21,369,656

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Greeneden U.S. Holdings II, LLC:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	1,247	$1,504,957

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		5,985	6,006,696

IG Investment Holdings, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 5/23/25		19,185	19,218,162

IRI Holdings, Inc.:

Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 12/1/25		22,335	22,335,484

Term Loan, 5.113%, (1 mo. USD LIBOR + 5.00%), 12/1/25		6,269	6,465,331

Iron Mountain, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,836	8,763,910

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		5,425	5,350,406

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		18,500	18,446,035

Term Loan - Second Lien, 9.50%, (3 mo. USD LIBOR + 8.50%, Floor 1.00%), 12/1/28		5,750	5,782,344

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		3,318	3,279,490

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		20,007	19,786,523

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		4,425	4,288,564

LGC Group Holdings, Ltd., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	5,775	6,869,222

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 4/21/27		3,052	3,013,845

Magnite, Inc., Term Loan, 3/31/28(12)		6,050	6,034,875

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		6,750	6,726,496

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		17,103	16,803,362

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	2,850	3,434,978

Term Loan, 4.111%, (1 mo. USD LIBOR + 4.00%), 3/6/28		5,300	5,296,136

PGX Holdings, Inc., Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, 9/29/23		6,031	5,759,997

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Pike Corporation, Term Loan, 3.12%, (1 mo. USD LIBOR + 3.00%), 1/21/28		3,400	$3,390,891

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(11)		898	897,578

Rockwood Service Corporation, Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 1/23/27		4,149	4,167,101

Sabre GLBL, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/17/27		2,793	2,822,676

Sotheby’s, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 1/15/27		5,831	5,893,008

Speedster Bidco GmbH, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	2,975	3,555,082

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/1/28		34,550	34,445,106

team.blue Finco S.a.r.l.:

Term Loan, 3/8/28(12)	EUR	603	722,901

Term Loan, 3/18/28(12)	EUR	10,547	12,650,761

Teneo Holdings, LLC, Term Loan, 7/11/25(12)		2,725	2,729,428

TTF Holdings, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/24/28		3,975	3,979,969

Vestcom Parent Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 12/19/23		4,664	4,664,307

West Corporation:

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 10/10/24(11)		3,841	3,729,015

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		4,922	4,813,641

WEX, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/31/28		4,000	3,988,752

Zephyr Bidco Limited:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	4,975	5,969,977

Term Loan, 4.796%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	8,675	11,856,521

			$546,752,998

Cable and Satellite Television — 3.7%

Altice France S.A.:

Term Loan, 3.871%, (3 mo. USD LIBOR + 3.69%), 1/31/26		4,473	$4,446,827

Term Loan, 4.198%, (3 mo. USD LIBOR + 4.00%), 8/14/26		11,692	11,681,781

Charter Communications Operating, LLC, Term Loan, 1.87%, (1 mo. USD LIBOR + 1.75%), 2/1/27		6,722	6,697,825

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 7/17/25		25,666	$25,466,703

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	4,161

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 4/15/27		13,311	13,263,271

LCPR Loan Financing, LLC, Term Loan, 3.865%, (1 mo. USD LIBOR + 3.75%), 10/15/28		1,650	1,656,445

Numericable Group S.A.:

Term Loan, 2.936%, (3 mo. USD LIBOR + 2.75%), 7/31/25		20,967	20,590,068

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	12,122	14,385,503

Telenet Financing USD, LLC, Term Loan, 2.115%, (1 mo. USD LIBOR + 2.00%), 4/30/28		32,325	31,936,098

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	5,000	5,992,734

UPC Broadband Holding B.V.:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 4/30/28		7,475	7,371,284

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	2,350	2,815,133

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/31/29	EUR	12,000	14,463,063

Term Loan, 3.607%, (1 mo. USD LIBOR + 3.50%), 1/31/29		27,038	27,046,898

Virgin Media Bristol, LLC:

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,275	43,965,075

Term Loan, 1/31/29(12)		500	499,956

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	11,625	13,928,591

Term Loan, 3.299%, (1 mo. GBP LIBOR + 3.25%), 1/15/27	GBP	8,175	11,157,929

Term Loan, 3.299%, (1 mo. GBP LIBOR + 3.25%), 11/15/27	GBP	600	818,962

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	17,350	20,769,630

			$278,957,937

Chemicals and Plastics — 4.8%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	3,450	$4,163,315

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		5,125	5,131,406

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	2,675	$3,197,928

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		12,525	12,462,375

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 6/1/24		29,924	29,780,035

Caldic B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	500	592,859

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	2,166	2,568,728

Charter NEX US, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 12/1/27		3,192	3,207,516

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	2,834	3,404,197

Colouroz Investment 1 GmbH, Term Loan, 5.75%, (3 mo. EURIBOR + 5.00%, Floor 0.75%), 5.00% cash, 0.75% PIK, 9/21/23	EUR	1,968	2,318,478

CPC Acquisition Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		16,925	16,766,328

Element Solutions, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/31/26		4,406	4,391,377

Emerald Performance Materials, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 8/12/25		8,752	8,776,444

Ferro Corporation:

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,685	1,680,585

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,721	1,717,119

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		2,383	2,377,462

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		2,025	1,983,346

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		12,244	11,994,114

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		5,231	5,228,774

Hexion, Inc., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	7,564	9,127,918

Illuminate Buyer, LLC, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 6/30/27		14,510	14,427,946

INEOS 226 Limited, Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 1/29/26	EUR	24,900	29,776,996

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	1,975	2,373,453

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		5,125	$5,139,285

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	6,323	7,578,568

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		17,850	17,805,375

Kraton Polymers, LLC, Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), 3/5/25	EUR	526	633,075

Lonza Group AG:

Term Loan, 4/29/28(12)	EUR	7,125	8,523,199

Term Loan, 4/29/28(12)		12,100	12,069,750

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	11,350	13,627,262

Term Loan, 4.50%, (2 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/29/27		4,400	4,400,000

Messer Industries GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/1/26	EUR	2,632	3,165,099

Term Loan, 2.703%, (3 mo. USD LIBOR + 2.50%), 3/1/26		11,259	11,161,436

PMHC II, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		4,074	3,936,503

PQ Corporation, Term Loan, 2.436%, (3 mo. USD LIBOR + 2.25%), 2/7/27		11,775	11,720,512

Pregis TopCo Corporation, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 8/1/26		1,375	1,380,156

Ravago Holdings America, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), 2/18/28		1,800	1,788,750

Rohm Holding GmbH:

Term Loan, 7/31/26(12)	EUR	2,150	2,594,530

Term Loan, 4.978%, (6 mo. USD LIBOR + 4.75%), 7/31/26		9,937	9,947,253

Solenis Holdings, LLC:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/26/25	EUR	1,745	2,102,444

Term Loan, 4.19%, (3 mo. USD LIBOR + 4.00%), 6/26/25		13,676	13,662,806

Starfruit Finco B.V., Term Loan, 2.865%, (1 mo. USD LIBOR + 2.75%), 10/1/25		9,856	9,742,736

Trinseo Materials Operating S.C.A., Term Loan, 3/18/28(12)		7,775	7,738,551

Tronox Finance, LLC, Term Loan, 2.657%, (USD LIBOR + 2.50%), 3/13/28(11)		16,675	16,564,828

Univar, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 7/1/24		12,865	12,863,395

			$355,594,212

Borrower/Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.0%(9)

Samsonite International S.A., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/25/25		2,759	$2,720,572

			$2,720,572

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/27/24		1,905	$1,905,002

Spectrum Brands, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/3/28		4,250	4,242,031

			$6,147,033

Containers and Glass Products — 1.4%

Berry Global, Inc., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 7/1/26		7,192	$7,140,667

BWAY Holding Company, Term Loan, 3.443%, (3 mo. USD LIBOR + 3.25%), 4/3/24		11,170	10,808,907

Flex Acquisition Company, Inc.:

Term Loan, 3.452%, (3 mo. USD LIBOR + 3.25%), 6/29/25		10,325	10,184,482

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		29,785	29,511,941

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/12/25		7,574	7,517,277

Proampac PG Borrower, LLC, Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), 11/3/25(11)		16,380	16,436,760

Reynolds Group Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/23		16,141	16,130,500

TricorBraun Holdings, Inc.:

Term Loan, 1.696%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28(13)		813	806,115

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		3,612	3,583,852

			$102,120,501

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		9,933	$9,813,605

			$9,813,605

Drugs — 4.1%

Aenova Holding GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 3/6/25	EUR	1,825	$2,207,362

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		8,288	8,526,653

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Albany Molecular Research, Inc.:

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), 8/30/24(11)		3,681	$3,690,255

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 8/30/24(11)		1,771	1,777,202

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/9/26		18,644	18,596,981

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		22,695	22,317,874

Arbor Pharmaceuticals, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 7/5/23		4,724	4,660,873

Bausch Health Companies, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 6/2/25		46,776	46,763,147

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		2,995	3,002,955

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		1,050	1,052,625

Elanco Animal Health Incorporated, Term Loan, 1.865%, (1 mo. USD LIBOR + 1.75%), 8/2/27		1,459	1,441,419

Grifols Worldwide Operations USA, Inc., Term Loan, 2.087%, (1 week USD LIBOR + 2.00%), 11/15/27		35,924	35,556,569

Horizon Therapeutics USA, Inc.:

Term Loan, 2.125%, (1 mo. USD LIBOR + 2.00%), 5/22/26		7,802	7,788,660

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28		16,950	16,911,150

Jazz Financing Lux S.a.r.l., Term Loan, 4/22/28(12)		15,500	15,554,250

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		44,586	43,773,548

Term Loan, 6.25%, (6 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		10,259	10,034,202

Nidda Healthcare Holding AG, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	5,475	6,541,177

PPD, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 1/13/28		39,530	39,525,059

Recipharm AB, Term Loan, 3/17/28(12)	EUR	13,725	16,497,923

			$306,219,884

Ecological Services and Equipment — 0.4%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		18,886	$18,833,107

GFL Environmental, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		499	499,490

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		4,090	4,094,012

Borrower/Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

US Ecology Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 11/1/26		2,568	$2,571,243

			$25,997,852

Electronics / Electrical — 16.8%

Applied Systems, Inc.:

Term Loan, 3.524%, (USD LIBOR + 3.00%, Floor 0.50%), 9/19/24(11)		44,804	$44,684,903

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		3,759	3,809,473

Aptean, Inc.:

Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 4/23/26		16,962	16,955,139

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27		6,550	6,550,000

Astra Acquisition Corp.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 3/1/27		5,831	5,874,669

Term Loan - Second Lien, 10.125%, (1 mo. USD LIBOR + 9.125%, Floor 1.00%), 2/28/28		5,000	5,000,000

Banff Merger Sub, Inc.:

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/2/25		39,888	39,733,546

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	12,008	14,479,149

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		2,925	2,983,500

Buzz Merger Sub, Ltd.:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 1/29/27		4,081	4,058,065

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		435	436,144

Cambium Learning Group, Inc., Term Loan, 4.703%, (3 mo. USD LIBOR + 4.50%), 12/18/25		13,403	13,450,712

Celestica, Inc.:

Term Loan, 2.236%, (1 mo. USD LIBOR + 2.13%), 6/27/25		3,988	3,977,594

Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 6/27/25		2,567	2,563,292

Cloudera, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/22/27		4,289	4,279,865

CommScope, Inc., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,807	19,706,600

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	5,925	7,137,797

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Constant Contact, Inc.:

Term Loan, 4.50%, 2/10/28(13)		3,484	$3,474,821

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		12,966	12,934,054

Cornerstone OnDemand, Inc., Term Loan, 3.36%, (1 mo. USD LIBOR + 3.25%), 4/22/27		11,544	11,543,828

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		9,548	9,536,432

Cvent, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 11/29/24		15,347	14,930,470

Delta TopCo, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		11,150	11,168,587

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 10/29/27		9,259	9,259,481

ECI Macola Max Holdings, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		11,568	11,600,621

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		17,022	17,056,688

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		7,692	7,674,275

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		31,529	31,527,687

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		43,599	42,920,425

Fiserv Investment Solutions, Inc., Term Loan, 4.189%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,957	5,974,865

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		43,398	43,472,288

GlobalLogic Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/14/27		5,522	5,537,204

Go Daddy Operating Company, LLC, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 2/15/24		46,023	45,724,623

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		60,774	60,921,030

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		1,750	1,758,204

IGT Holding IV AB, Term Loan, 3/23/28(12)		5,700	5,692,875

Imprivata, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/1/27		14,100	14,117,625

Informatica, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/25/27	EUR	2,401	2,872,770

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/25/27		52,456	52,045,789

Term Loan - Second Lien, 7.125%, 2/25/25(14)		10,961	11,221,324

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Liftoff Mobile, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 3/17/28		3,691	$3,674,603

LogMeIn, Inc., Term Loan, 4.86%, (1 mo. USD LIBOR + 4.75%), 8/31/27		15,393	15,389,932

MA FinanceCo., LLC:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24		2,712	2,686,244

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 6/21/24	EUR	2,441	2,935,931

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	5,544	6,768,107

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		13,885	13,983,033

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,368	1,361,423

Marcel LUX IV S.a.r.l.:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 3/15/26		2,198	2,178,365

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	2,650	3,183,970

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		3,267	3,270,896

Maverick Bidco, Inc.:

Term Loan, 4/28/28(12)		8,675	8,631,625

Term Loan - Second Lien, 4/28/29(12)		1,000	995,000

Mirion Technologies, Inc., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 3/6/26		5,248	5,262,700

N-Able, Inc., Term Loan, 4/15/28(12)		4,075	4,075,000

NCR Corporation, Term Loan, 2.69%, (3 mo. USD LIBOR + 2.50%), 8/28/26		9,066	8,998,315

Panther Commercial Holdings L.P., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		14,238	14,241,942

PointClickCare Technologies, Inc., Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		4,300	4,302,687

ProQuest, LLC, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 10/23/26		18,477	18,317,618

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		15,600	15,504,450

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		32,650	32,545,716

Recorded Books, Inc., Term Loan, 4.111%, (1 mo. USD LIBOR + 4.00%), 8/29/25		2,258	2,260,569

Redstone Buyer, LLC:

Term Loan, 4/15/28(12)		2,672	2,651,102

Term Loan, 4/15/28(12)		6,828	6,787,199

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Renaissance Holding Corp.:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/30/25	5,081	$5,020,382

Term Loan - Second Lien, 7.113%, (1 mo. USD LIBOR + 7.00%), 5/29/26	3,175	3,181,614

Seattle Spinco, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24	18,313	18,140,871

SkillSoft Corporation:

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 12/27/24	4,609	4,737,366

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 4/27/25	15,226	15,216,716

Skopima Merger Sub, Inc., Term Loan, 4/30/28(12)	9,675	9,653,831

SolarWinds Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/24	26,603	26,283,666

Solera, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/3/23	29,577	29,484,288

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/7/27	16,209	16,226,265

SS&C European Holdings S.a.r.l., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,915	5,851,659

SS&C Technologies, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	7,976	7,889,057

SurveyMonkey, Inc., Term Loan, 3.84%, (1 week USD LIBOR + 3.75%), 10/10/25	13,182	13,165,714

Symplr Software, Inc., Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	6,300	6,322,050

Syncsort Incorporated, Term Loan, 4/23/28(12)	7,200	7,187,998

Thoughtworks, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/23/28	6,625	6,612,028

Tibco Software, Inc.:

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.75%), 6/30/26	33,880	33,769,709

Term Loan - Second Lien, 7.37%, (1 mo. USD LIBOR + 7.25%), 3/3/28	6,757	6,855,988

TTM Technologies, Inc., Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/28/24	1,605	1,604,359

Uber Technologies, Inc.:

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 4/4/25	33,918	33,932,268

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 2/16/27	25,118	25,104,625

Ultimate Software Group, Inc. (The):

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 5/4/26	23,220	23,261,477

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	37,654	37,744,913

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27	2,000	2,063,334

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Ultra Clean Holdings, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 8/27/25		15,854	$15,889,112

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27		6,200	6,234,875

Verifone Systems, Inc., Term Loan, 4.182%, (3 mo. USD LIBOR + 4.00%), 8/20/25		13,981	13,762,267

Verisure Holding AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 1/15/28	EUR	15,450	18,549,607

Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		19,282	19,465,768

VS Buyer, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 2/28/27		21,794	21,667,175

Vungle, Inc., Term Loan, 5.607%, (1 mo. USD LIBOR + 5.50%), 9/30/26		6,403	6,434,512

Weld North Education, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/21/27		3,990	3,993,743

Zebra Buyer, LLC, Term Loan, 4/21/28(12)		1,200	1,200,250

			$1,255,160,328

Equipment Leasing — 0.7%

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25		29,082	$28,949,983

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/1/27		12,893	12,904,407

Boels Topholding B.V., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/6/27	EUR	4,550	5,491,887

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		8,483	8,546,119

			$55,892,396

Financial Intermediaries — 2.1%

Aretec Group, Inc., Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 10/1/25		18,755	$18,746,963

Citco Funding, LLC, Term Loan, 2.703%, (6 mo. USD LIBOR + 2.50%), 9/28/23		14,893	14,878,788

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(15)		22,620	4,467,453

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		14,650	14,609,713

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		2,934	2,924,162

FinCo I, LLC, Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 6/27/25		11,712	11,697,320

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Focus Financial Partners, LLC, Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 7/3/24		13,179	$13,041,608

Franklin Square Holdings, L.P., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 8/1/25		6,362	6,326,076

GreenSky Holdings, LLC:

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25		12,979	12,589,685

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25		3,722	3,721,875

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23		24,609	24,614,295

LPL Holdings, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/12/26		16,195	16,081,133

Nets Holding A/S, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/25	EUR	1,000	1,201,932

Victory Capital Holdings, Inc., Term Loan, 2.444%, (3 mo. USD LIBOR + 2.25%), 7/1/26		8,092	8,015,715

Virtus Investment Partners, Inc., Term Loan, 3.00%, (6 mo. USD LIBOR + 2.25%, Floor 0.75%), 6/1/24		4,276	4,281,648

			$157,198,366

Food Products — 2.4%

Alphabet Holding Company, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/26/24		20,536	$20,545,914

B&G Foods, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 10/10/26		3,831	3,832,070

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		4,902	4,785,796

Froneri International, Ltd.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 1/29/27		18,287	18,046,798

Term Loan - Second Lien, 5.863%, (1 mo. USD LIBOR + 5.75%), 1/31/28		1,000	1,008,333

H Food Holdings, LLC:

Term Loan, 3.801%, (1 mo. USD LIBOR + 3.69%), 5/23/25		8,581	8,525,466

Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 5/23/25		5,621	5,598,845

HLF Financing S.a.r.l., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 8/18/25		10,728	10,709,074

JBS USA LUX S.A., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/1/26		52,626	52,538,273

Nomad Foods Europe Midco Limited, Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 5/15/24		10,627	10,553,536

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		2,910	2,910,938

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		2,993	$3,006,335

Sunshine Investments B.V.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 3/28/25	EUR	10,618	12,767,194

Term Loan, 3.809%, (3 mo. GBP LIBOR + 3.75%), 3/28/25	GBP	2,000	2,760,947

UTZ Quality Foods, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/20/28		1,072	1,073,066

Valeo F1 Company Limited (Ireland):

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 8/27/27	EUR	6,725	8,071,651

Term Loan, 5.566%, (3 mo. GBP LIBOR + 5.50%), 8/27/27	GBP	2,500	3,451,184

Wsof I New Finco B.V., Term Loan, 3/19/28(12)	EUR	5,900	7,084,406

			$177,269,826

Food Service — 0.9%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/19/26		35,123	$34,659,458

IRB Holding Corp.:

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(11)		3	2,530

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		25,087	25,040,087

WW International, Inc., Term Loan, 4/13/28(12)		4,850	4,861,116

			$64,563,191

Food / Drug Retailers — 0.3%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 8/9/24	EUR	4,674	$5,497,579

Term Loan, 5.337%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	9,172	12,334,568

Murphy USA, Inc., Term Loan, 2.25%, (1 mo. USD LIBOR + 1.75%, Floor 0.50%), 1/31/28		2,450	2,457,656

			$20,289,803

Forest Products — 0.3%

Clearwater Paper Corporation, Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 7/26/26		1,497	$1,502,760

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		15,213	15,236,262

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Forest Products (continued)

Neenah, Inc., Term Loan, 3.50%, (2 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		3,550	$3,554,438

			$20,293,460

Health Care — 7.6%

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 9/29/25	EUR	2,000	$2,403,665

Alliance Healthcare Services, Inc.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 10/24/23		8,100	7,678,776

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 4/24/24		5,863	3,077,995

athenahealth, Inc., Term Loan, 4.453%, (3 mo. USD LIBOR + 4.25%), 2/11/26		22,559	22,681,440

Avantor Funding, Inc.:

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.00%, Floor 1.00%), 11/21/24		3,964	3,969,507

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), 11/8/27		2,818	2,823,573

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	1,650	1,974,748

BW NHHC Holdco, Inc., Term Loan, 5.189%, (3 mo. USD LIBOR + 5.00%), 5/15/25		13,933	13,023,170

Cano Health, LLC:

Term Loan, 5.145%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27(13)		2,385	2,386,330

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27		6,524	6,529,000

CCRR Parent, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28		3,900	3,914,625

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	16,970	19,991,735

CryoLife, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/1/24		5,394	5,414,039

Dedalus Finance GmbH:

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 5/4/27	EUR	5,700	6,883,873

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/16/27	EUR	8,175	9,872,923

DuPage Medical Group Ltd., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		4,125	4,114,688

Elsan S.A.S., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 10/31/24	EUR	4,100	4,931,831

Ensemble RCM, LLC, Term Loan, 3.936%, (3 mo. USD LIBOR + 3.75%), 8/3/26		11,681	11,675,028

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Envision Healthcare Corporation, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/10/25		47,547	$40,355,136

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		2,200	2,209,110

Gentiva Health Services, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 7/2/25		22,479	22,455,364

Greatbatch, Ltd., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 10/27/22		4,129	4,141,744

Hanger, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 3/6/25		11,786	11,783,661

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		11,950	11,871,699

IQVIA, Inc.:

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/7/24		9,993	9,982,972

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/17/25		13,467	13,453,431

IVC Acquisition Ltd.:

Term Loan, 2/13/26(12)	GBP	950	1,314,574

Term Loan, 2/13/26(12)	EUR	6,225	7,498,037

Medical Solutions, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		12,105	12,142,676

Mehilainen Yhtiot Oy, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/9/25	EUR	1,000	1,204,087

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/7/23		23,309	23,219,925

National Mentor Holdings, Inc.:

Term Loan, 1.875%, 3/2/28(13)		1,599	1,599,240

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		485	483,987

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		14,541	14,538,548

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 2/16/29		5,525	5,607,875

Navicure, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 10/22/26		9,052	9,063,045

Ortho-Clinical Diagnostics S.A., Term Loan, 3.361%, (1 mo. USD LIBOR + 3.25%), 6/30/25		12,966	12,964,133

Pacific Dental Services, LLC, Term Loan, 4/20/28(12)		4,825	4,832,537

Parexel International Corporation, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 9/27/24		3,150	3,125,937

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		1,272	1,270,447

Phoenix Guarantor, Inc.:

Term Loan, 3.358%, (1 mo. USD LIBOR + 3.25%), 3/5/26		19,251	19,106,438

Term Loan, 3.61%, (1 mo. USD LIBOR + 3.50%), 3/5/26		10,565	10,513,999

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Press Ganey Holdings, Inc., Term Loan, 7/25/26(12)		2,500	$2,487,500

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		11,775	11,730,844

Radiology Partners, Inc., Term Loan, 4.361%, (1 mo. USD LIBOR + 4.25%), 7/9/25		17,881	17,843,515

RadNet, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/22/28		9,825	9,796,341

Ramsay Generale de Sante S.A., Term Loan, 4/13/27(12)	EUR	9,100	10,981,499

Select Medical Corporation, Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 3/6/25		27,023	26,879,044

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		13,328	13,261,500

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		9,450	9,471,659

Surgery Center Holdings, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), 9/3/24		17,771	17,736,405

Term Loan, 9.00%, (1 mo. USD LIBOR + 8.00%, Floor 1.00%), 9/3/24		1,782	1,825,066

Term Loan, 8/31/26(12)		4,675	4,651,625

Synlab Bondco PLC, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 7/1/27	EUR	2,125	2,549,699

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		7,181	6,723,166

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24		21,303	21,015,724

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		8,678	8,729,781

Verscend Holding Corp., Term Loan, 4.177%, (3 mo. USD LIBOR + 4.00%), 8/27/25		27,509	27,609,584

			$571,378,500

Home Furnishings — 0.9%

Mattress Firm, Inc., Term Loan, 6.25%, (6 mo. USD LIBOR + 5.25%, Floor 1.00%), 11/26/27		11,157	$11,352,161

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		13,569	13,761,346

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		44,816	43,023,444

			$68,136,951

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 3.6%

Aegion Corporation, Term Loan, 3/31/28(12)		4,325	$4,341,219

AI Alpine AT Bidco GmbH, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 10/31/25	EUR	6,125	7,268,278

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (USD LIBOR + 3.50%, Floor 0.75%), 10/8/27(11)		9,960	9,969,818

Altra Industrial Motion Corp., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 10/1/25		7,034	7,011,602

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		8,650	8,595,938

Apex Tool Group, LLC, Term Loan, 6.75%, (1 mo. USD LIBOR + 5.50%, Floor 1.25%), 8/1/24		16,487	16,518,793

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		3,697	3,586,378

Clark Equipment Company, Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 5/18/24		10,037	9,982,737

CPM Holdings, Inc., Term Loan, 3.615%, (1 mo. USD LIBOR + 3.50%), 11/17/25		3,225	3,195,237

Delachaux Group S.A., Term Loan, 4.686%, (3 mo. USD LIBOR + 4.50%), 4/16/26		4,998	4,985,505

DexKo Global, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	2,628	3,157,328

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	6,570	7,893,367

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/24/24		9,136	9,136,976

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		4,289	4,310,696

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/19/25		8,061	8,051,387

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 2/4/28		3,112	3,251,614

Engineered Machinery Holdings, Inc.:

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/19/24		11,272	11,247,533

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 7/19/24		2,537	2,538,173

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28		8,600	8,555,211

Filtration Group Corporation:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/29/25		6,499	6,439,695

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	2,991	3,582,069

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/29/25		2,512	2,518,395

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		6,133	$6,137,764

Granite Holdings US Acquisition Co., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 9/30/26		13,044	13,028,169

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/5/28		3,450	3,429,514

Hayward Industries, Inc.:

Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 8/5/24		6,237	6,241,192

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/4/26		2,703	2,705,943

Hillman Group, Inc. (The):

Term Loan, 2/24/28(12)		1,118	1,113,811

Term Loan, 2/24/28(12)		5,507	5,485,518

LTI Holdings, Inc.:

Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/6/25		5,753	5,670,527

Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 7/24/26		2,069	2,043,937

Minimax Viking GmbH, Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 7/31/25	EUR	1,885	2,267,816

Quimper AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 2/16/26	EUR	20,175	24,257,060

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		17,252	16,669,362

SiteOne Landscape Supply, LLC, Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/23/28		4,400	4,389,000

Titan Acquisition Limited, Term Loan, 3.203%, (6 mo. USD LIBOR + 3.00%), 3/28/25		20,780	20,369,195

Vertical Midco GmbH, Term Loan, 7/30/27(12)		4,050	4,062,405

Welbilt, Inc., Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,000	991,875

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	4,275	5,174,310

			$270,175,347

Insurance — 2.1%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/9/25		4,839	$4,784,710

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,923	5,866,001

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		31,546	31,267,103

AssuredPartners, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 2/12/27		6,691	6,637,044

Borrower/Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Asurion, LLC:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/23		17,369	$17,345,631

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,188	2,178,381

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,491	3,471,612

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,900	11,826,862

Term Loan - Second Lien, 5.363%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,540	14,772,640

Financiere CEP S.A.S., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/18/27	EUR	4,125	4,993,375

Hub International Limited, Term Loan, 3.176%, (3 mo. USD LIBOR + 3.00%), 4/25/25		15,412	15,227,928

NFP Corp., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/15/27		25,856	25,539,199

USI, Inc.:

Term Loan, 3.203%, (3 mo. USD LIBOR + 3.00%), 5/16/24		6,496	6,435,223

Term Loan, 3.453%, (3 mo. USD LIBOR + 3.25%), 12/2/26		3,476	3,448,655

			$153,794,364

Leisure Goods / Activities / Movies — 3.3%

AMC Entertainment Holdings, Inc., Term Loan, 3.195%, (3 mo. USD LIBOR + 3.00%), 4/22/26		7,743	$6,831,144

Amer Sports Oyj, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 3/30/26	EUR	11,925	14,321,888

Bombardier Recreational Products, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/24/27		46,782	46,255,945

ClubCorp Holdings, Inc., Term Loan, 2.953%, (3 mo. USD LIBOR + 2.75%), 9/18/24		17,884	17,162,270

Crown Finance US, Inc.:

Term Loan, 2.625%, (6 mo. EURIBOR + 2.63%), 2/28/25	EUR	4,027	4,154,318

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		10,285	8,857,489

Term Loan, 15.45%, (3 mo. USD LIBOR + 15.25%), 7.20% cash, 8.25% PIK, 5/23/24		5,684	7,166,317

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		23,406	23,308,769

Etraveli Holding AB, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 8/2/24	EUR	7,950	9,295,043

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		479	452,191

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		1,914	1,808,764

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Live Nation Entertainment, Inc., Term Loan, 1.875%, (1 mo. USD LIBOR + 1.75%), 10/17/26		15,870	$15,510,480

Match Group, Inc., Term Loan, 1.948%, (3 mo. USD LIBOR + 1.75%), 2/13/27		6,450	6,414,725

Playtika Holding Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/13/28		21,608	21,528,121

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/24		4,987	4,943,157

SRAM, LLC, Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 3/15/24(11)		12,196	12,181,030

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		2,097	2,079,585

Travel Leaders Group, LLC, Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 1/25/24		15,231	14,472,534

UFC Holdings, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/29/26		23,527	23,485,773

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,878	4,205,718

WMG Acquisition Corp., Term Loan, 2.235%, (1 mo. USD LIBOR + 2.13%), 1/20/28		500	497,240

			$244,932,501

Lodging and Casinos — 1.8%

Aristocrat Technologies, Inc., Term Loan, 1.938%, (3 mo. USD LIBOR + 1.75%), 10/19/24		7,466	$7,431,558

Azelis Finance S.A., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 11/7/25	EUR	2,600	3,108,591

Boyd Gaming Corporation, Term Loan, 2.337%, (1 week USD LIBOR + 2.25%), 9/15/23		2,046	2,046,448

Churchill Downs Incorporated, Term Loan, 2.12%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,386	3,387,662

CityCenter Holdings, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/18/24		5,723	5,668,992

ESH Hospitality, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 9/18/26		7,484	7,448,644

Four Seasons Hotels Limited, Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 11/30/23		4,618	4,613,811

Golden Nugget, Inc.:

Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		23,131	22,892,140

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), 10/4/23		1,875	2,128,125

GVC Holdings (Gibraltar) Limited, Term Loan, 3.00%, (6 mo. USD LIBOR + 2.00%, Floor 1.00%), 3/29/24		10,025	10,003,018

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	21,225	25,468,448

Borrower/Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		15,606	$14,968,017

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	3,550	4,281,990

Stars Group Holdings B.V. (The):

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 7/10/25		17,697	17,770,111

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/10/25	EUR	5,206	6,285,508

			$137,503,063

Nonferrous Metals/Minerals — 0.4%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		5,296	$5,229,516

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		5,451	5,448,352

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,625	18,656,003

			$29,333,871

Oil and Gas — 2.4%

Ameriforge Group, Inc.:

Term Loan, 8.242%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(13)		1,445	$902,818

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		22,581	14,113,005

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		328	327,660

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,636	1,673,066

Blackstone CQP Holdco L.P., Term Loan, 3.687%, (3 mo. USD LIBOR + 3.50%), 9/30/24		18,644	18,644,359

Buckeye Partners L.P., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 11/1/26		13,463	13,424,308

Centurion Pipeline Company, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 9/29/25		3,152	3,139,960

Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 9/28/25		1,646	1,636,617

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		2,536	2,467,682

CITGO Petroleum Corporation, Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		23,021	23,135,936

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Delek US Holdings, Inc.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/31/25		3,399	$3,310,824

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		4,529	4,565,108

Fieldwood Energy, LLC:

DIP Loan, 3.675%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), 8/4/21(13)		3,000	3,127,297

Term Loan, 0.00%, 4/11/22(15)		20,306	7,716,129

Gulf Finance, LLC, Term Loan, 8/25/23(12)		2,000	1,720,000

Lealand Finance Company B.V., Term Loan, 4.11%, (1 mo. USD LIBOR + 4.00%), 1.11% cash, 3.00% PIK, 6/30/25		2,334	1,175,009

Matador Bidco S.a.r.l., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 10/15/26		26,665	26,709,461

McDermott Technology Americas, Inc., DIP Letter of Credit, 3.384%, (3 mo. USD LIBOR + 4.75%), 6/28/24(13)		9,039	8,225,826

Prairie ECI Acquiror L.P., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 3/11/26		14,882	14,507,254

PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24		7,852	7,684,948

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24		6,225	3,205,795

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,100	1,921,752

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,196	1,702,184

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,537	1,319,459

UGI Energy Services, LLC, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 8/13/26		10,095	10,114,116

			$176,470,573

Publishing — 0.6%

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		3,607	$3,602,389

Ascend Learning, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		2,736	2,742,664

Axel Springer S.E., Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 12/18/26	EUR	2,000	2,414,519

Getty Images, Inc.:

Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 2/19/26		21,204	21,082,858

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	4,491,705

Borrower/Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

LSC Communications, Inc., Term Loan, 0.00%, 9/30/22(15)	7,128	$418,789

Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 6/4/25	5,086	5,106,617

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23	1,846	1,797,347

		$41,656,888

Radio and Television — 1.7%

Diamond Sports Group, LLC, Term Loan, 3.37%, (1 mo. USD LIBOR + 3.25%), 8/24/26	23,479	$16,826,961

Entercom Media Corp., Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 11/18/24	1,509	1,488,543

Entravision Communications Corporation, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 11/29/24	7,292	7,231,177

Hubbard Radio, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25	7,224	7,151,420

iHeartCommunications, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 5/1/26	2,633	2,603,532

Nexstar Broadcasting, Inc.:

Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 1/17/24	19,401	19,347,676

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/18/26	9,508	9,479,618

Sinclair Television Group, Inc.:

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 9/30/26	6,329	6,257,428

Term Loan, 3.12%, (1 mo. USD LIBOR + 3.00%), 4/1/28	23,194	23,020,093

Terrier Media Buyer, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 12/17/26	19,102	18,994,663

Univision Communications, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24	17,716	17,697,807

		$130,098,918

Retailers (Except Food and Drug) — 1.3%

Apro, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 11/14/26	4,356	$4,364,258

Ascena Retail Group, Inc., Term Loan, 0.00%, 8/21/22(15)	10,286	1,782,961

BJ’s Wholesale Club, Inc., Term Loan, 2.111%, (1 mo. USD LIBOR + 2.00%), 2/3/24	1,318	1,318,955

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	5,050	5,046,844

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	4,251	$3,827,978

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	3,655	3,608,243

Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	5,968	5,968,866

Great Outdoors Group, LLC, Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	29,411	29,584,230

Harbor Freight Tools USA, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 10/19/27	18,806	18,820,532

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	6,996	6,959,209

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	12,150	12,200,119

Phillips Feed Service, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(5)	483	386,202

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(5)(15)	1,637	1,309,488

Protective Industrial Products, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 1/20/28	4,900	4,896,937

		$100,074,822

Steel — 0.5%

Atkore International, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 12/22/23	9,871	$9,902,202

Neenah Foundry Company, Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), 12/13/22	6,969	6,097,875

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	2,647	2,624,204

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(11)	1,796	1,795,500

Zekelman Industries, Inc., Term Loan, 2.11%, (1 mo. USD LIBOR + 2.00%), 1/24/27	19,852	19,678,631

		$40,098,412

Surface Transport — 0.4%

Avis Budget Car Rental, LLC, Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 8/6/27	7,103	$6,967,116

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26	20,100	20,053,557

Borrower/Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

PODS, LLC, Term Loan, 3/31/28(12)		2,000	$1,994,642

XPO Logistics, Inc., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 2/24/25		4,275	4,258,302

			$33,273,617

Telecommunications — 3.5%

Avaya, Inc., Term Loan, 4.115%, (1 mo. USD LIBOR + 4.00%), 12/15/27		1,600	$1,604,250

CenturyLink, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/15/27		50,794	50,264,641

Ciena Corporation, Term Loan, 1.866%, (1 mo. USD LIBOR + 1.75%), 9/26/25		1,904	1,906,290

Cyxtera DC Holdings, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		16,152	15,780,772

Digicel International Finance Limited, Term Loan, 3.51%, (6 mo. USD LIBOR + 3.25%), 5/28/24		14,279	13,832,734

Gamma Infrastructure III B.V., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/9/25	EUR	18,637	22,307,918

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		9,639	9,462,403

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 3/23/26		6,199	5,796,108

Intelsat Jackson Holdings S.A.:

DIP Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 7/13/22		9,286	9,413,733

Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23		15,550	15,847,114

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		15,794	16,156,829

IPC Corp., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 8/6/21(5)		11,591	9,618,063

Level 3 Financing, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/1/27		1,098	1,085,957

Onvoy, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		12,504	12,507,126

SBA Senior Finance II, LLC, Term Loan, 1.87%, (1 mo. USD LIBOR + 1.75%), 4/11/25		15,457	15,360,947

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		11,058	10,924,386

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	3,812	4,577,792

Ziggo Financing Partnership, Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 4/30/28		47,575	47,152,106

			$263,599,169

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Utilities — 0.3%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25	7,718	$7,646,839

Calpine Corporation:

Term Loan, 2.12%, (1 mo. USD LIBOR + 2.00%), 4/5/26	4,489	4,434,343

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 12/16/27	10,843	10,800,417

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25(5)	593	474,679

		$23,356,278

Total Senior Floating-Rate Loans (identified cost $6,494,550,656)		$6,425,880,834

Warrants — 0.0%(9)
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(5)(7)(8)	246	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(5)(7)(8)	1,858	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(5)(7)(8)	117,852	0

		$0

Leisure Goods / Activities / Movies — 0.0%(9)

Cineworld Group PLC, Exp. 11/23/25(7)(8)	1,791,400	$1,366,892

		$1,366,892

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(5)(7)(8)	51,888	$0

		$0

Total Warrants (identified cost $0)		$1,366,892

Miscellaneous — 0.0%(9)
Security	Shares	Value

Oil and Gas — 0.0%(9)

Paragon Offshore Finance Company, Class A(5)(7)(8)	42,177	$0

Paragon Offshore Finance Company, Class B(7)(8)	21,089	142,351

Total Miscellaneous (identified cost $458,685)		$142,351

Short-Term Investments — 9.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(16)	681,484,442	$681,484,442

Total Short-Term Investments (identified cost $681,484,442)		$681,484,442

Total Investments — 106.0% (identified cost $8,009,749,836)		$7,933,945,505

Less Unfunded Loan Commitments — (0.3)%		$(24,671,880)

Net Investments — 105.7% (identified cost $7,985,077,956)		$7,909,273,625

Other Assets, Less Liabilities — (5.7)%		$(429,342,978)

Net Assets — 100.0%		$7,479,930,647

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $658,447,356 or 8.8% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after April 30, 2021.

(4)	Variable rate security whose interest rate will be determined after April 30, 2021.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(6)	Affiliated company (see Note 7).

(7)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(8)	Non-income producing security.

(9)	Amount is less than 0.05%.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

(11)

The stated interest rate represents the weighted average interest rate at April 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(12)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

(13)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At April 30, 2021, the total value of unfunded loan commitments is $23,735,315. See Note 1F for description.

(14)	Fixed-rate loan.

(15)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	151,322,560	USD	182,162,098	Standard Chartered Bank	5/4/21	$—	$(234,603)

USD	177,948,946	EUR	151,322,560	Standard Chartered Bank	5/4/21	—	(3,978,548)

USD	182,261,791	EUR	151,322,560	Standard Chartered Bank	6/2/21	231,022	—

USD	155,996,890	EUR	132,308,395	Goldman Sachs International	6/30/21	—	(3,256,631)

USD	4,009,212	EUR	3,327,904	HSBC Bank USA, N.A.	6/30/21	3,567	—

USD	3,371,170	EUR	2,835,750	HSBC Bank USA, N.A.	6/30/21	—	(42,092)

USD	6,462,565	EUR	5,436,375	HSBC Bank USA, N.A.	6/30/21	—	(80,949)

USD	15,624,065	EUR	12,969,422	State Street Bank and Trust Company	6/30/21	13,368	—

USD	171,473,077	EUR	141,187,393	HSBC Bank USA, N.A.	7/30/21	1,426,211	—

USD	44,223,041	GBP	31,713,804	State Street Bank and Trust Company	7/30/21	414,496	—

						$2,088,664	$(7,592,823)
Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $7,301,248,106)	$7,205,331,224

Affiliated investments, at value (identified cost, $683,829,850)	703,942,401

Cash	21,017,956

Deposits for derivatives collateral — forward foreign currency exchange contracts	10,091,000

Interest receivable	18,490,974

Dividends receivable from affiliated investments	51,508

Receivable for investments sold	6,388,019

Receivable for open forward foreign currency exchange contracts	2,088,664

Other receivables	2,064,998

Prepaid expenses	1,359,784

Total assets	$7,970,826,528

Liabilities

Cash collateral due to broker	$40,000

Payable for investments purchased	473,382,905

Payable for when-issued securities	1,999,000

Payable for open forward foreign currency exchange contracts	7,592,823

Due to custodian — foreign currency, at value (identified cost, $3,340,104)	3,335,771

Payable to affiliates:

Investment adviser fee	2,983,103

Trustees’ fees	9,087

Accrued expenses	1,553,192

Total liabilities	$490,895,881

Net Assets applicable to investors’ interest in Portfolio	$7,479,930,647

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income	$128,866,236

Dividends (net of foreign taxes, $171,797)	3,778,103

Dividends from affiliated investments	228,898

Total investment income	$132,873,237

Expenses

Investment adviser fee	$15,844,474

Trustees’ fees and expenses	54,250

Custodian fee	575,406

Legal and accounting services	320,461

Interest expense and fees	1,065,175

Miscellaneous	103,761

Total expenses	$17,963,527

Net investment income	$114,909,710

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(3,353,352)

Foreign currency transactions	689,668

Forward foreign currency exchange contracts	(2,973,263)

Net realized loss	$(5,636,947)

Change in unrealized appreciation (depreciation) —

Investments	$226,840,320

Investments — affiliated investments	(9,907,786)

Foreign currency	(920,132)

Forward foreign currency exchange contracts	(10,302,662)

Net change in unrealized appreciation (depreciation)	$205,709,740

Net realized and unrealized gain	$200,072,793

Net increase in net assets from operations	$314,982,503

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$114,909,710	$271,089,792

Net realized loss	(5,636,947)	(327,446,076)

Net change in unrealized appreciation (depreciation)	205,709,740	33,872,092

Net increase (decrease) in net assets from operations	$314,982,503	$(22,484,192)

Capital transactions —

Contributions	$1,692,137,881	$266,696,978

Withdrawals	(176,691,186)	(2,561,352,547)

Net increase (decrease) in net assets from capital transactions	$1,515,446,695	$(2,294,655,569)

Net increase (decrease) in net assets	$1,830,429,198	$(2,317,139,761)

Net Assets

At beginning of period	$5,649,501,449	$7,966,641,210

At end of period	$7,479,930,647	$5,649,501,449

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.57	%(1)	0.59%	0.55%	0.54%	0.56%	0.58%

Net investment income	3.64	%(1)	4.17%	5.09%	4.38%	4.07%	4.58%

Portfolio Turnover	15	%(2)	28%	16%	30%	42%	27%

Total Return	5.36	%(2)	1.18%	1.64%	5.05%	5.69%	7.10%

Net assets, end of period (000’s omitted)	$7,479,931		$5,649,501	$7,966,641	$11,502,389	$9,795,966	$8,205,738

(1)	Annualized.

(2)	Not annualized.

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.7% and 13.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

45

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery or when-issued basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

46

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

K  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion but less than $2 billion, 0.490% from $2 billion but less than $5 billion, 0.460% from $5 billion but less than $10 billion, 0.435% from $10 billion but less than $15 billion, 0.415% from $15 billion but less than $20 billion, 0.400% from $20 billion but less than $25 billion and 0.390% of average daily net assets of $25 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $15,844,474 or 0.50% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,409,094,052 and $920,197,368, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,988,958,743

Gross unrealized appreciation	$95,897,822

Gross unrealized depreciation	(181,087,099)

Net unrealized depreciation	$(85,189,277)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $7,592,823. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $10,051,000 at April 30, 2021.

47

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$2,088,664	(1)	$(7,592,823	)(2)

Total Derivatives subject to master netting or similar agreements	$2,088,664		$(7,592,823)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$1,429,778	$(123,041)	$(546,500)	$—	$760,237

Standard Chartered Bank	231,022	(231,022)	—	—	—

State Street Bank and Trust Company	427,864	—	(427,864)	—	—

	$2,088,664	$(354,063)	$(974,364)	$—	$760,237

48

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(3,256,631)	$—	$—	$3,256,631	$—

HSBC Bank USA, N.A.	(123,041)	123,041	—	—	—

Standard Chartered Bank	(4,213,151)	231,022	—	3,982,129	—

	$(7,592,823)	$354,063	$—	$7,238,760	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(2,973,263)	$(10,302,662)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $667,419,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $650 million ($750 million prior to March 8, 2021) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 7, 2022. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds Rate plus a margin and (c) the one month LIBOR rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $562,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at April 30, 2021 is $1,076,374 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the six months ended April 30, 2021.

49

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At April 30, 2021, the value of the Portfolio’s investment in affiliated companies and funds was $703,942,401, which represents 9.4% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$32,365,745	$—	$—	$—	$(9,907,786)	$22,457,959	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC	183,387,147	1,513,703,440	(1,015,606,145)	—	—	681,484,442	228,898	681,484,442

Totals				$—	$(9,907,786)	$703,942,401	$228,898

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$265,163,791	$—	$265,163,791

Common Stocks	23,997,540	43,622,829	37,515,397	105,135,766

Convertible Preferred Stocks	—	2,968,649	—	2,968,649

Corporate Bonds	—	402,012,001	—	402,012,001

Exchange-Traded Funds	48,251,410	—	—	48,251,410

Preferred Stocks	—	1,539,369	0	1,539,369

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	6,383,797,767	17,411,187	6,401,208,954

Warrants	—	1,366,892	0	1,366,892

Miscellaneous	—	142,351	0	142,351

Short-Term Investments	—	681,484,442	—	681,484,442

Total Investments	$72,248,950	$7,782,098,091	$54,926,584	$7,909,273,625

Forward Foreign Currency Exchange Contracts	$—	$2,088,664	$—	$2,088,664

Total	$72,248,950	$7,784,186,755	$54,926,584	$7,911,362,289

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(7,592,823)	$—	$(7,592,823)

Total	$—	$(7,592,823)	$—	$(7,592,823)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

51

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

52

Eaton Vance

Floating-Rate Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Eaton Vance Floating Rate Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	352,724,138.989	3,873,933.060	7,898,587.005	0

Proposal 2	352,414,019.301	3,973,771.837	8,108,867.916	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Eaton Vance Floating Rate Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

96.531%	1.081%	2.388%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

53

Eaton Vance

Floating-Rate Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Floating-Rate Fund and Eaton Vance Floating Rate Portfolio. As defined below, Eaton Vance Floating-Rate Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Floating-Rate Fund	Eaton Vance Management	None

Eaton Vance Floating Rate Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

54

Eaton Vance

Floating-Rate Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

55

Eaton Vance

Floating-Rate Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

56

Eaton Vance

Floating-Rate Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

57

Eaton Vance

Floating-Rate Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

58

Eaton Vance

Floating-Rate Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

59

Eaton Vance

Floating-Rate Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Floating-Rate Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Eaton Vance Floating Rate Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Floating-Rate Fund and Eaton Vance Floating Rate Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

60

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

61

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

62

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

63

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7718    4.30.21

Eaton Vance

Floating-Rate & High Income Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Floating-Rate & High Income Fund

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Performance1,2

Portfolio Managers Craig P. Russ, Kelley Baccei Gerrity, Stephen C. Concannon, CFA, Andrew N. Sveen, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Advisers Class at NAV	09/07/2000	09/07/2000	5.89%	15.00%	4.56%	3.94%
Class A at NAV	05/07/2003	09/07/2000	5.75	14.94	4.56	3.93
Class A with 2.25% Maximum Sales Charge	—	—	3.42	12.37	4.08	3.70
Class C at NAV	09/05/2000	09/05/2000	5.38	14.04	3.79	3.15
Class C with 1% Maximum Sales Charge	—	—	4.38	13.04	3.79	3.15
Class I at NAV	09/15/2000	09/15/2000	5.89	15.14	4.82	4.19
Class R6 at NAV	06/27/2016	09/15/2000	5.93	15.19	4.88	4.21

S&P/LSTA Leveraged Loan Index	—	—	5.99%	16.10%	4.98%	4.24%

% Total Annual Operating Expense Ratios[3]		Advisers Class	Class A	Class C	Class I	Class R6

		1.08%	1.08%	1.83%	0.83%	0.79%

Fund Profile4

Asset Allocation (% of net assets)

*	Net of unfunded loan commitments.

Credit Quality (% of bonds, loans, ABS and CMBS)5

*	Amount is less than 0.05%.

ABS – Asset-Backed Securities

CMBS – Commercial Mortgage-Backed Securities

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund invests in one or more affiliated investment companies (Portfolios). Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[5]

For Eaton Vance Floating Rate Portfolio’s securities, credit ratings are categorized using S&P Global Ratings (“S&P”). For High Income Opportunities Portfolio’s securities, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”). For purposes of ratings restrictions and the Credit Quality chart, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

3

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Advisers Class	$1,000.00	$1,058.90	$5.36	1.05%
Class A	$1,000.00	$1,057.50	$5.36	1.05%
Class C	$1,000.00	$1,053.80	$9.22	1.81%
Class I	$1,000.00	$1,058.90	$4.08	0.80%
Class R6	$1,000.00	$1,059.30	$3.83	0.75%

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.60	$5.26	1.05%
Class A	$1,000.00	$1,019.60	$5.26	1.05%
Class C	$1,000.00	$1,015.80	$9.05	1.81%
Class I	$1,000.00	$1,020.80	$4.01	0.80%
Class R6	$1,000.00	$1,021.10	$3.76	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Eaton Vance Floating Rate Portfolio, at value (identified cost, $1,034,501,229)	$994,058,676

Investment in High Income Opportunities Portfolio, at value (identified cost, $210,772,762)	203,171,855

Receivable for Fund shares sold	3,377,903

Total assets	$1,200,608,434

Liabilities

Payable for Fund shares redeemed	$2,288,555

Distributions payable	317,463

Payable to affiliates:

Administration fee	143,628

Distribution and service fees	71,012

Trustees’ fees	42

Accrued expenses	166,719

Total liabilities	$2,987,419

Net Assets	$1,197,621,015

Sources of Net Assets

Paid-in capital	$1,351,896,693

Accumulated loss	(154,275,678)

Total	$1,197,621,015

Advisers Class Shares

Net Assets	$46,923,639

Shares Outstanding	5,412,753

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.67

Class A Shares

Net Assets	$183,247,293

Shares Outstanding	19,871,139

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.22

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.43

Class C Shares

Net Assets	$28,442,488

Shares Outstanding	3,287,221

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.65

Class I Shares

Net Assets	$905,722,983

Shares Outstanding	104,410,291

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.67

Class R6 Shares

Net Assets	$33,284,612

Shares Outstanding	3,836,950

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.67

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

5	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income allocated from Portfolios	$20,991,683

Dividends allocated from Portfolios (net of foreign taxes, $23,620)	606,831

Expenses allocated from Portfolios	(2,714,532)

Total investment income from Portfolios	$18,883,982

Expenses

Administration fee	$730,579

Distribution and service fees

Advisers Class	54,119

Class A	207,863

Class C	152,795

Trustees’ fees and expenses	250

Custodian fee	29,082

Transfer and dividend disbursing agent fees	277,009

Legal and accounting services	30,254

Printing and postage	33,524

Registration fees	56,789

Miscellaneous	8,088

Total expenses	$1,580,352

Net investment income	$17,303,630

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —

Investment transactions	$3,219,442

Foreign currency transactions	101,967

Forward foreign currency exchange contracts	(433,058)

Net realized gain	$2,888,351

Change in unrealized appreciation (depreciation) —

Investments	$32,644,248

Foreign currency	(108,106)

Forward foreign currency exchange contracts	(1,289,536)

Net change in unrealized appreciation (depreciation)	$31,246,606

Net realized and unrealized gain	$34,134,957

Net increase in net assets from operations	$51,438,587

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$17,303,630	$41,268,817

Net realized gain (loss)	2,888,351	(48,091,435)

Net change in unrealized appreciation (depreciation)	31,246,606	(7,101,268)

Net increase (decrease) in net assets from operations	$51,438,587	$(13,923,886)

Distributions to shareholders —

Advisers Class	$(752,760)	$(2,478,130)

Class A	(2,886,753)	(7,236,627)

Class C	(417,580)	(1,643,196)

Class I	(12,338,484)	(28,118,971)

Class R6	(1,312,179)	(4,440,637)

Total distributions to shareholders	$(17,707,756)	$(43,917,561)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Advisers Class	$7,012,591	$5,105,504

Class A	46,850,077	43,498,366

Class C	2,531,365	4,878,305

Class I	437,344,660	265,692,958

Class R6	6,587,839	14,922,583

Net asset value of shares issued to shareholders in payment of distributions declared

Advisers Class	747,388	2,453,867

Class A	2,586,504	6,617,567

Class C	388,990	1,411,554

Class I	10,995,160	24,792,433

Class R6	648,966	2,219,228

Cost of shares redeemed

Advisers Class	(5,328,790)	(44,433,813)

Class A	(63,205,005)	(61,798,848)

Class C	(4,472,437)	(21,182,614)

Class I	(110,393,258)	(515,473,983)

Class R6	(54,270,222)	(62,940,600)

Net asset value of shares converted

Class A	9,041,180	4,775,909

Class C	(9,041,180)	(4,775,909)

Net increase (decrease) in net assets from Fund share transactions	$278,023,828	$(334,237,493)

Net increase (decrease) in net assets	$311,754,659	$(392,078,940)

Net Assets

At beginning of period	$885,866,356	$1,277,945,296

At end of period	$1,197,621,015	$885,866,356

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Financial Highlights

	Advisers Class

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.330		$8.620	$8.850	$8.880	$8.740	$8.550

Income (Loss) From Operations

Net investment income(1)	$0.145		$0.324	$0.408	$0.364	$0.339	$0.362

Net realized and unrealized gain (loss)	0.344		(0.277)	(0.228)	(0.028)	0.142	0.193

Total income from operations	$0.489		$0.047	$0.180	$0.336	$0.481	$0.555

Less Distributions

From net investment income	$(0.149)		$(0.337)	$(0.410)	$(0.366)	$(0.341)	$(0.365)

Total distributions	$(0.149)		$(0.337)	$(0.410)	$(0.366)	$(0.341)	$(0.365)

Net asset value — End of period	$8.670		$8.330	$8.620	$8.850	$8.880	$8.740

Total Return(2)	5.89	%(3)	0.75%	1.98%	3.85%	5.59%	6.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,924		$42,806	$84,179	$133,055	$159,778	$181,145

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.05	%(5)	1.08%	1.04%	1.01%	1.03%	1.06%

Net investment income	3.38	%(5)	3.89%	4.68%	4.10%	3.83%	4.28%

Portfolio Turnover of the Fund(6)	9	%(3)	8%	5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Annualized.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Financial Highlights — continued

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.870		$9.160	$9.410	$9.450	$9.300	$9.090

Income (Loss) From Operations

Net investment income(1)	$0.154		$0.340	$0.434	$0.387	$0.360	$0.385

Net realized and unrealized gain (loss)	0.354		(0.272)	(0.248)	(0.037)	0.153	0.214

Total income from operations	$0.508		$0.068	$0.186	$0.350	$0.513	$0.599

Less Distributions

From net investment income	$(0.158)		$(0.358)	$(0.436)	$(0.390)	$(0.363)	$(0.389)

Total distributions	$(0.158)		$(0.358)	$(0.436)	$(0.390)	$(0.363)	$(0.389)

Net asset value — End of period	$9.220		$8.870	$9.160	$9.410	$9.450	$9.300

Total Return(2)	5.75	%(3)	0.83%	2.04%	3.77%	5.60%	6.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$183,247		$181,561	$195,385	$186,987	$199,714	$305,764

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.05	%(5)	1.08%	1.04%	1.01%	1.03%	1.07%

Net investment income	3.38	%(5)	3.84%	4.69%	4.10%	3.83%	4.29%

Portfolio Turnover of the Fund(6)	9	%(3)	8%	5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Annualized.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019	2018	2017	2016

Net asset value — Beginning of period	$8.320		$8.600		$8.830	$8.860	$8.720	$8.530

Income (Loss) From Operations

Net investment income(1)	$0.112		$0.259		$0.341	$0.296	$0.272	$0.298

Net realized and unrealized gain (loss)	0.335		(0.264)		(0.227)	(0.027)	0.142	0.193

Total income (loss) from operations	$0.447		$(0.005)		$0.114	$0.269	$0.414	$0.491

Less Distributions

From net investment income	$(0.117)		$(0.275)		$(0.344)	$(0.299)	$(0.274)	$(0.301)

Total distributions	$(0.117)		$(0.275)		$(0.344)	$(0.299)	$(0.274)	$(0.301)

Net asset value — End of period	$8.650		$8.320		$8.600	$8.830	$8.860	$8.720

Total Return(2)	5.38	%(3)	(0.00	)%(4)	1.33%	2.96%	4.92%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,442		$37,683		$59,716	$121,021	$137,536	$158,443

Ratios (as a percentage of average daily net assets):(5)

Expenses	1.81	%(6)	1.83%		1.79%	1.76%	1.78%	1.82%

Net investment income	2.63	%(6)	3.12%		3.93%	3.35%	3.08%	3.54%

Portfolio Turnover of the Fund(7)	9	%(3)	8%		5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Amount is less than (0.005)%.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.340		$8.620	$8.850	$8.890	$8.740	$8.550

Income (Loss) From Operations

Net investment income(1)	$0.155		$0.344	$0.430	$0.386	$0.361	$0.383

Net realized and unrealized gain (loss)	0.334		(0.265)	(0.228)	(0.037)	0.153	0.194

Total income from operations	$0.489		$0.079	$0.202	$0.349	$0.514	$0.577

Less Distributions

From net investment income	$(0.159)		$(0.359)	$(0.432)	$(0.389)	$(0.364)	$(0.387)

Total distributions	$(0.159)		$(0.359)	$(0.432)	$(0.389)	$(0.364)	$(0.387)

Net asset value — End of period	$8.670		$8.340	$8.620	$8.850	$8.890	$8.740

Total Return(2)	5.89	%(3)	1.01%	2.35%	4.00%	5.97%	6.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$905,723		$546,479	$808,175	$1,369,866	$1,280,058	$613,984

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.80	%(5)	0.83%	0.79%	0.76%	0.77%	0.82%

Net investment income	3.62	%(5)	4.12%	4.94%	4.35%	4.08%	4.54%

Portfolio Turnover of the Fund(6)	9	%(3)	8%	5%	12%	13%	13%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Annualized.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Financial Highlights — continued

	Class R6

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2016(1)
			2020	2019	2018	2017

Net asset value — Beginning of period	$8.340		$8.620	$8.850	$8.880	$8.740	$8.480

Income (Loss) From Operations

Net investment income(2)	$0.158		$0.349	$0.435	$0.399	$0.366	$0.131

Net realized and unrealized gain (loss)	0.334		(0.267)	(0.228)	(0.036)	0.138	0.270

Total income from operations	$0.492		$0.082	$0.207	$0.363	$0.504	$0.401

Less Distributions

From net investment income	$(0.162)		$(0.362)	$(0.437)	$(0.393)	$(0.364)	$(0.141)

Total distributions	$(0.162)		$(0.362)	$(0.437)	$(0.393)	$(0.364)	$(0.141)

Net asset value — End of period	$8.670		$8.340	$8.620	$8.850	$8.880	$8.740

Total Return(3)	5.93	%(4)	1.05%	2.41%	4.05%	5.97%	4.75	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,285		$77,338	$130,492	$125,876	$15,491	$13,180

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.75	%(6)	0.79%	0.73%	0.72%	0.73%	0.76	%(6)

Net investment income	3.70	%(6)	4.19%	4.99%	4.49%	4.13%	4.35	%(6)

Portfolio Turnover of the Fund(7)	9	%(4)	8%	5%	12%	13%	13	%(8)

(1)	For the period from the commencement of operations on June 27, 2016 to October 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Annualized.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(8)	For the Fund’s year ended October 31, 2016.

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. The Advisers Class, Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at April 30, 2021 were as follows: Eaton Vance Floating Rate Portfolio (13.3%) and High Income Opportunities Portfolio (22.1%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Eaton Vance Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of High Income Opportunities Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Eaton Vance Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

13

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $120,430,861 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $12,883,464 are short-term and $107,547,397 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and is payable monthly. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the investment advisory agreement in effect prior to March 1, 2021), the fee is computed based on the Fund’s daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) at the following annual rates: for bank loans and bank loan related Investable Assets — 0.575% up to $1 billion, 0.525% from $1 billion but less than $2 billion, 0.490% from $2 billion but less than $5 billion, 0.460% from $5 billion but less than $10 billion, 0.435% from $10 billion but less than $15 billion, 0.415% from $15 billion but less than $20 billion, 0.400% from $20 billion but less than $25 billion and 0.390% on Investable Assets of $25 billion and over. For high yield bonds and other instruments that are not bank loan related, the fee is an aggregate of a daily asset-based fee on Investable Assets and a daily income-based fee at the following annual rates: 0.30% up to $500 million of Investable Assets, 0.275% from $500 million but less than $1 billion, 0.250% from $1 billion but less than $1.5 billion, 0.225% from $1.5 billion but less than $2 billion, 0.200% from $2 billion but less than $3 billion and 0.175% on Investable Assets of $3 billion and over, plus 3.00% of the Fund’s daily income up to $500 million of Investable Assets, 2.75% from $500 million but less than $1 billion, 2.50% from $1 billion but less than $1.5 billion, 2.25% from $1.5 billion but less than $2 billion, 2.00% from $2 billion but less than $3 billion and 1.75% of the Fund’s daily income when Investable Assets are $3 billion and over. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the six months ended April 30, 2021, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $2,402,337 or 0.49% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $730,579.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $11,114 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,447 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Advisers/Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $54,119 for Advisers Class shares and $207,863 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $114,596 for Class C shares.

14

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $38,199 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Eaton Vance Floating Rate Portfolio	$292,882,888	$78,349,199

High Income Opportunities Portfolio	55,787,217	14,923,657

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Advisers Class	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	808,648	626,290

Issued to shareholders electing to receive payments of distributions in Fund shares	86,570	294,072

Redemptions	(618,318)	(5,554,448)

Net increase (decrease)	276,900	(4,634,086)

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	5,076,607	4,930,687

Issued to shareholders electing to receive payments of distributions in Fund shares	281,609	748,176

Redemptions	(6,957,628)	(7,069,657)

Converted from Class C shares	994,933	545,541

Net decrease	(604,479)	(845,253)

15

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	292,974	595,239

Issued to shareholders electing to receive payments of distributions in Fund shares	45,167	169,877

Redemptions	(520,075)	(2,598,882)

Converted to Class A shares	(1,060,402)	(581,455)

Net decrease	(1,242,336)	(2,415,221)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	50,407,328	32,123,559

Issued to shareholders electing to receive payments of distributions in Fund shares	1,272,382	2,974,259

Redemptions	(12,795,274)	(63,321,586)

Net increase (decrease)	38,884,436	(28,223,768)

Class R6	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	762,004	1,758,211

Issued to shareholders electing to receive payments of distributions in Fund shares	75,148	266,107

Redemptions	(6,274,174)	(7,887,382)

Net decrease	(5,437,022)	(5,863,064)

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021 and October 31, 2020, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Eaton Vance Floating Rate Portfolio were valued based on Level 1 inputs.

16

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

9   Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

17

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Asset-Backed Securities — 3.5%
Security	Principal Amount (000’s omitted)	Value

Alinea CLO, Ltd.:

Series 2018-1A, Class D, 3.288%, (3 mo. USD LIBOR + 3.10%), 7/20/31(1)(2)	$2,500	$2,501,975

Series 2018-1A, Class E, 6.188%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	3,000	2,963,337

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.094%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	5,000	4,932,365

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.375%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	3,525	3,216,989

Apidos CLO XX, Series 2015-20A, Class DR, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/16/31(1)(2)	2,375	2,236,371

Ares XLIX CLO, Ltd.:

Series 2018-49A, Class D, 3.184%, (3 mo. USD LIBOR + 3.00%), 7/22/30(1)(2)	2,500	2,501,807

Series 2018-49A, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/22/30(1)(2)	3,500	3,437,742

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class C, 3.094%, (3 mo. USD LIBOR + 2.90%), 5/15/30(1)(2)	5,000	4,938,455

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,000	3,904,756

Babson CLO, Ltd.:

Series 2015-1A, Class DR, 2.788%, (3 mo. USD LIBOR + 2.60%), 1/20/31(1)(2)	2,500	2,437,743

Series 2018-1A, Class C, 2.784%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	3,500	3,378,378

Bain Capital Credit CLO, Ltd.:

Series 2018-1A, Class D, 2.873%, (3 mo. USD LIBOR + 2.70%), 4/23/31(1)(2)	5,000	4,819,660

Series 2018-1A, Class E, 5.523%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,000	2,799,744

Benefit Street Partners CLO V-B, Ltd.:

Series 2018-5BA, Class C, 3.118%, (3 mo. USD LIBOR + 2.93%), 4/20/31(1)(2)	5,000	4,838,355

Series 2018-5BA, Class D, 6.138%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,500	3,298,578

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.788%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,401	4,979,938

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class D, 2.788%, (3 mo. USD LIBOR + 2.60%), 4/20/31(1)(2)	1,500	1,450,176

Benefit Street Partners CLO XVI, Ltd.:

Series 2018-16A, Class D, 3.89%, (3 mo. USD LIBOR + 3.70%), 1/17/32(1)(2)	2,000	2,003,630

Series 2018-16A, Class E, 6.89%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,250	2,241,927

Security	Principal Amount (000’s omitted)	Value

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class E, 6.784%, (3 mo. USD LIBOR + 6.60%), 7/15/32(1)(2)	$1,750	$1,751,279

Betony CLO 2, Ltd.:

Series 2018-1A, Class C, 3.086%, (3 mo. USD LIBOR + 2.90%), 4/30/31(1)(2)	2,500	2,478,420

Series 2018-1A, Class D, 5.836%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	4,450	4,239,257

BlueMountain CLO, Ltd.:

Series 2016-3A, Class DR, 3.294%, (3 mo. USD LIBOR + 3.10%), 11/15/30(1)(2)	1,500	1,446,851

Series 2016-3A, Class ER, 6.144%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,500	1,394,640

Series 2018-1A, Class D, 3.236%, (3 mo. USD LIBOR + 3.05%), 7/30/30(1)(2)	2,500	2,397,095

Series 2018-1A, Class E, 6.136%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	2,000	1,873,076

BlueMountain CLO XXIV, Ltd., Series 2019-24A, Class ER, (3 mo. USD LIBOR + 6.84%), 4/20/34(1)(3)	1,000	999,402

Canyon Capital CLO, Ltd.:

Series 2012-1RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	4,875	4,623,279

Series 2016-1A, Class ER, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	4,000	3,859,692

Series 2016-2A, Class ER, 6.184%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	4,500	4,290,511

Series 2017-1A, Class E, 6.434%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	3,250	3,134,446

Series 2018-1A, Class D, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/31(1)(2)	3,000	2,972,481

Series 2018-1A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,750	2,684,709

Carlyle C17 CLO, Ltd.:

Series C17A, Class CR, 3.005%, (3 mo. USD LIBOR + 2.80%), 4/30/31(1)(2)	5,000	4,912,015

Series C17A, Class DR, 6.205%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,500	3,353,647

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class CR2, 3.686%, (3 mo. USD LIBOR + 3.50%), 1/14/32(1)(2)	2,500	2,453,650

Series 2012-3A, Class DR2, 6.686%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,500	1,423,932

Series 2014-3RA, Class C, 3.131%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	961,377

Series 2014-3RA, Class D, 5.581%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,150	1,988,464

Series 2014-4RA, Class C, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,910,810

Series 2014-4RA, Class D, 5.834%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,500	3,174,171

18	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Dryden CLO, Ltd.:

Series 2018-55A, Class D, 3.034%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	$1,500	$1,480,919

Series 2018-55A, Class E, 5.584%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	2,000	1,930,686

Dryden Senior Loan Fund:

Series 2015-41A, Class DR, 2.784%, (3 mo. USD LIBOR + 2.60%), 4/15/31(1)(2)	5,000	4,868,320

Series 2015-41A, Class ER, 5.484%, (3 mo. USD LIBOR + 5.30%), 4/15/31(1)(2)	1,268	1,208,345

Series 2016-42A, Class DR, 3.114%, (3 mo. USD LIBOR + 2.93%), 7/15/30(1)(2)	2,500	2,478,035

Series 2016-42A, Class ER, 5.734%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	3,500	3,387,881

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.829%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	2,500	2,459,893

Galaxy XXV CLO, Ltd.:

Series 2018-25A, Class D, 3.276%, (3 mo. USD LIBOR + 3.10%), 10/25/31(1)(2)	2,500	2,495,385

Series 2018-25A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	3,500	3,382,872

Goldentree Loan Management US CLO 5, Ltd., Series 2019-5A, Class D, 4.038%, (3 mo. USD LIBOR + 3.85%), 10/20/32(1)(2)	1,500	1,507,152

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 6.188%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	2,500	2,311,210

Golub Capital Partners CLO 37B, Ltd.:

Series 2018-37A, Class D, 3.488%, (3 mo. USD LIBOR + 3.30%), 7/20/30(1)(2)	4,000	3,942,320

Series 2018-37A, Class E, 5.938%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	4,750	4,364,015

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(4)	1,000	1,000,000

ICG US CLO, Ltd.:

Series 2018-2A, Class D, 3.284%, (3 mo. USD LIBOR + 3.10%), 7/22/31(1)(2)	2,000	1,947,500

Series 2018-2A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	3,000	2,780,841

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.876%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	1,750	1,752,310

Madison Park Funding XXV, Ltd., Series 2017-25A, Class D, 6.276%, (3 mo. USD LIBOR + 6.10%), 4/25/29(1)(2)	1,500	1,493,484

Neuberger Berman CLO XXII, Ltd.:

Series 2016-22A, Class DR, 3.29%, (3 mo. USD LIBOR + 3.10%), 10/17/30(1)(2)	2,500	2,502,225

Series 2016-22A, Class ER, 6.25%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	3,000	2,971,374

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 28, Ltd., Series 2018-28A, Class E, 5.788%, (3 mo. USD LIBOR + 5.60%), 4/20/30(1)(2)	$1,950	$1,907,303

Neuberger Berman Loan Advisers CLO 30, Ltd.:

Series 2018-30A, Class DR, 3.038%, (3 mo. USD LIBOR + 2.85%), 1/20/31(1)(2)	2,500	2,499,980

Series 2018-30A, Class ER, 6.388%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	1,000	999,967

Oaktree CLO, Ltd., Series 2019-3A, Class D, 4.148%, (3 mo. USD LIBOR + 3.96%), 7/20/31(1)(2)	2,625	2,627,402

Palmer Square CLO, Ltd.:

Series 2013-2A, Class CRR, 3.39%, (3 mo. USD LIBOR + 3.20%), 10/17/31(1)(2)	2,500	2,503,385

Series 2013-2A, Class DRR, 6.04%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	3,000	2,954,964

Series 2018-1A, Class C, 2.69%, (3 mo. USD LIBOR + 2.50%), 4/18/31(1)(2)	3,000	2,971,416

Series 2018-1A, Class D, 5.34%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	2,000	1,936,978

Series 2018-2A, Class D, 5.784%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,000	1,964,506

Series 2021-2A, Class E, (3 mo. USD LIBOR + 6.35%), 7/15/34(1)(3)	1,000	1,000,000

Regatta XIII Funding, Ltd.:

Series 2018-2A, Class C, 3.284%, (3 mo. USD LIBOR + 3.10%), 7/15/31(1)(2)	2,500	2,501,383

Series 2018-2A, Class D, 6.134%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	5,000	4,812,040

Regatta XIV Funding, Ltd.:

Series 2018-3A, Class D, 3.376%, (3 mo. USD LIBOR + 3.20%), 10/25/31(1)(2)	2,500	2,497,643

Series 2018-3A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	4,500	4,372,659

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.676%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	3,875	3,820,324

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.888%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	1,750	1,752,534

Upland CLO, Ltd.:

Series 2016-1A, Class CR, 3.088%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	4,500	4,448,956

Series 2016-1A, Class DR, 6.088%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	4,625	4,464,605

Vibrant CLO IX, Ltd.:

Series 2018-9A, Class C, 3.388%, (3 mo. USD LIBOR + 3.20%), 7/20/31(1)(2)	2,500	2,405,268

Series 2018-9A, Class D, 6.438%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	3,500	3,226,184

19	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Vibrant CLO X, Ltd.:

Series 2018-10A, Class C, 3.438%, (3 mo. USD LIBOR + 3.25%), 10/20/31(1)(2)	$5,000	$4,834,010

Series 2018-10A, Class D, 6.378%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	5,000	4,674,390

Voya CLO, Ltd.:

Series 2015-3A, Class CR, 3.338%, (3 mo. USD LIBOR + 3.15%), 10/20/31(1)(2)	2,500	2,413,570

Series 2015-3A, Class DR, 6.388%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	5,500	5,217,822

Series 2016-3A, Class CR, 3.44%, (3 mo. USD LIBOR + 3.25%), 10/18/31(1)(2)	2,000	1,920,288

Series 2016-3A, Class DR, 6.27%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	3,375	3,132,837

Series 2018-1A, Class C, 2.79%, (3 mo. USD LIBOR + 2.60%), 4/19/31(1)(2)	5,000	4,888,150

Series 2018-2A, Class E, 5.434%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	2,500	2,379,300

Webster Park CLO, Ltd.:

Series 2015-1A, Class CR, 3.088%, (3 mo. USD LIBOR + 2.90%), 7/20/30(1)(2)	2,000	1,999,742

Series 2015-1A, Class DR, 5.688%, (3 mo. USD LIBOR + 5.50%), 7/20/30(1)(2)	2,500	2,482,033

Wellfleet CLO, Ltd., Series 2021-1A, Class D, 3.715%, (3 mo. USD LIBOR + 3.50%), 4/20/34(1)(2)	1,200	1,202,368

Wind River CLO, Ltd., Series 2013-1A, Class DR, 6.488%, (3 mo. USD LIBOR + 6.30%), 7/20/30(1)(2)	3,000	2,881,887

Total Asset-Backed Securities (identified cost $273,093,791)		$265,163,791

Common Stocks — 1.4%
Security	Shares	Value

Aerospace and Defense — 0.3%

IAP Global Services, LLC(5)(6)(7)(8)	950	$10,485,777

IAP Global Services, LLC(5)(6)(7)(8)	1,627	11,972,182

		$22,457,959

Automotive — 0.0%(9)

Dayco Products, LLC(7)(8)	88,506	$265,518

		$265,518

Business Equipment and Services — 0.1%

Crossmark Holdings, Inc.(7)(8)	88,008	$5,280,480

		$5,280,480

Security	Shares	Value

Chemicals and Plastics — 0.1%

Hexion Holdings Corp., Class B(7)(8)	338,679	$5,418,864

		$5,418,864

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Class A(7)(8)	250,979	$470,585

		$470,585

Electronics / Electrical — 0.3%

Software Luxembourg Holding S.A., Class A(7)(8)	142,964	$25,018,700

		$25,018,700

Health Care — 0.1%

Akorn Holding Company, LLC, Class A(7)(8)	705,631	$10,981,383

		$10,981,383

Nonferrous Metals / Minerals — 0.0%(9)

ACNR Holdings, Inc., Class A(7)(8)	36,829	$552,435

		$552,435

Oil and Gas — 0.1%

AFG Holdings, Inc.(5)(7)(8)	498,342	$5,436,911

Fieldwood Energy, Inc.(5)(7)(8)	51,241	0

Fieldwood Energy, Inc.(5)(7)(8)	221,919	0

McDermott International, Ltd.(7)(8)	1,013,850	456,232

RDV Resources, Inc., Class A(7)(8)	359,500	62,913

Sunrise Oil & Gas, Inc., Class A(7)(8)	321,407	96,422

		$6,052,478

Publishing — 0.0%(9)

Tweddle Group, Inc.(5)(7)(8)	19,500	$93,015

		$93,015

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(7)(8)	1,204,044	$3,022,150

Cumulus Media, Inc., Class A(7)(8)	551,505	5,299,963

Cumulus Media, Inc., Class B(7)(8)	93,069	894,393

iHeartMedia, Inc., Class A(7)(8)	512,034	9,800,331

		$19,016,837

Retailers (Except Food and Drug) — 0.0%(9)

David’s Bridal, LLC(5)(7)(8)	272,023	$0

Phillips Pet Holding Corp.(5)(7)(8)	2,590	998,251

		$998,251

20	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Telecommunications — 0.1%

GEE Acquisition Holdings Corp.(5)(7)(8)	364,650	$7,344,051

		$7,344,051

Utilities — 0.0%(9)

Longview Intermediate Holdings, LLC, Class A(5)(7)(8)	149,459	$1,185,210

		$1,185,210

Total Common Stocks (identified cost $119,432,638)		$105,135,766

Convertible Preferred Stocks — 0.0%(9)
Security	Shares	Value

Containers and Glass Products — 0.0%(9)

LG Newco Holdco, Inc., Series A, 13.00%(7)(8)	38,060	$2,968,649

Total Convertible Preferred Stocks (identified cost $1,998,129)		$2,968,649

Corporate Bonds — 5.4%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	3,000	$3,176,250

Spirit Loyalty Cayman, Ltd./Spirit IP Cayman, Ltd., 8.00%, 9/20/25(1)	2,550	2,874,717

TransDigm, Inc.:

6.25%, 3/15/26(1)	1,500	1,590,000

8.00%, 12/15/25(1)	1,500	1,631,310

		$9,272,277

Air Transport — 0.7%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)	17,175	$18,055,219

5.75%, 4/20/29(1)	12,875	13,811,656

Delta Air Lines, Inc., 7.00%, 5/1/25(1)	4,650	5,409,990

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(1)	6,425	7,060,587

United Airlines, Inc.:

4.375%, 4/15/26(1)	4,625	4,805,236

4.625%, 4/15/29(1)	4,625	4,812,081

		$53,954,769

Security		Principal Amount* (000’s omitted)	Value

Automotive — 0.2%

Clarios Global, L.P., 6.75%, 5/15/25(1)		2,100	$2,258,172

Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)		4,325	4,592,880

Tenneco, Inc.:

5.125%, 4/15/29(1)		9,050	8,993,437

7.875%, 1/15/29(1)		450	507,260

			$16,351,749

Building and Development — 0.1%

American Builders & Contractors Supply Co., Inc., 4.00%, 1/15/28(1)		2,975	$3,023,344

Cushman & Wakefield U.S. Borrower, LLC, 6.75%, 5/15/28(1)		3,150	3,380,344

Forterra Finance, LLC/FRTA Finance Corp., 6.50%, 7/15/25(1)		900	973,125

Winnebago Industries, Inc., 6.25%, 7/15/28(1)		900	977,287

			$8,354,100

Business Equipment and Services — 0.6%

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 6.625%, 7/15/26(1)		2,075	$2,196,969

Celestial-Saturn Merger Sub, Inc., 4.50%, 5/1/28(1)		5,525	5,523,785

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)		7,900	8,448,694

5.75%, 4/15/26(1)		15,225	16,672,593

Sabre GLBL, Inc.:

7.375%, 9/1/25(1)		2,125	2,316,781

9.25%, 4/15/25(1)		2,525	3,020,531

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		5,725	5,954,000

			$44,133,353

Cable and Satellite Television — 0.9%

Altice France S.A.:

5.125%, 1/15/29(1)		1,300	$1,306,591

5.125%, 7/15/29(1)		57,625	57,769,063

Virgin Media Secured Finance PLC, 4.50%, 8/15/30(1)		6,500	6,543,248

			$65,618,902

Chemicals and Plastics — 0.2%

INEOS Finance PLC, 3.375%, 3/31/26(1)	EUR	1,250	$1,553,532

INEOS Quattro Finance 2 PLC, 3.375%, 1/15/26(1)		3,050	3,050,000

Tronox, Inc., 6.50%, 5/1/25(1)		7,000	7,485,590

			$12,089,122

21	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.1%

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 4.00%, 10/15/27(1)	5,150	$5,098,654

		$5,098,654

Cosmetics / Toiletries — 0.0%(9)

Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00%, 12/31/26(1)	1,075	$1,085,831

		$1,085,831

Diversified Financial Services — 0.1%

AG Issuer, LLC, 6.25%, 3/1/28(1)	4,225	$4,388,719

		$4,388,719

Drugs — 0.4%

Bausch Health Companies, Inc., 5.50%, 11/1/25(1)	8,975	$9,266,688

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)	15,225	15,091,781

Jazz Securities DAC, 4.375%, 1/15/29(1)	9,150	9,367,312

		$33,725,781

Ecological Services and Equipment — 0.1%

GFL Environmental, Inc., 4.25%, 6/1/25(1)	5,300	$5,468,937

		$5,468,937

Electronics / Electrical — 0.4%

Imola Merger Corp., 4.75%, 5/15/29(1)	18,175	$18,901,091

LogMeIn, Inc., 5.50%, 9/1/27(1)	4,300	4,487,609

Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 9/1/25(1)	6,450	6,683,813

		$30,072,513

Entertainment — 0.0%(9)

Six Flags Theme Parks, Inc., 7.00%, 7/1/25(1)	2,125	$2,301,078

		$2,301,078

Food Products — 0.1%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	8,200	$9,355,790

		$9,355,790

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	12,550	$12,902,969

		$12,902,969

Security	Principal Amount* (000’s omitted)	Value

Health Care — 0.1%

CHS/Community Health Systems, Inc., 4.75%, 2/15/31(1)	2,200	$2,186,404

RP Escrow Issuer, LLC, 5.25%, 12/15/25(1)	2,150	2,241,010

		$4,427,414

Industrial Equipment — 0.0%(9)

Clark Equipment Company, 5.875%, 6/1/25(1)	1,050	$1,117,594

		$1,117,594

Insurance — 0.0%(9)

NFP Corp., 7.00%, 5/15/25(1)	500	$539,375

		$539,375

Leisure Goods / Activities / Movies — 0.0%(9)

SeaWorld Parks & Entertainment, Inc., 8.75%, 5/1/25(1)	2,125	$2,320,234

		$2,320,234

Machinery — 0.1%

Vertical U.S. Newco, Inc., 5.25%, 7/15/27(1)	4,150	$4,349,740

		$4,349,740

Oil and Gas — 0.2%

CITGO Petroleum Corporation:

6.375%, 6/15/26(1)	1,750	$1,796,174

7.00%, 6/15/25(1)	10,525	10,867,062

		$12,663,236

Radio and Television — 0.2%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	6,753	$4,937,765

iHeartCommunications, Inc.:

4.75%, 1/15/28(1)	2,550	2,633,691

5.25%, 8/15/27(1)	2,125	2,204,220

6.375%, 5/1/26	2,896	3,090,297

8.375%, 5/1/27	5,248	5,638,139

		$18,504,112

Real Estate Investment Trusts (REITs) — 0.1%

Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 5.875%, 10/1/28(1)	6,425	$6,827,044

		$6,827,044

22	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 0.0%(9)

PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/28(1)	1,300	$1,342,790

		$1,342,790

Software and Services — 0.1%

Boxer Parent Co., Inc., 7.125%, 10/2/25(1)	4,225	$4,546,987

		$4,546,987

Telecommunications — 0.4%

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)	6,325	$6,633,344

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)	6,900	7,087,611

Lumen Technologies, Inc., 4.00%, 2/15/27(1)	6,750	6,885,877

VMED O2 UK Financing I PLC, 4.25%, 1/31/31(1)	8,550	8,282,813

		$28,889,645

Utilities — 0.0%(9)

Calpine Corp., 5.25%, 6/1/26(1)	2,245	$2,309,286

		$2,309,286

Total Corporate Bonds (identified cost $387,897,995)		$402,012,001

Exchange-Traded Funds — 0.7%
Security	Shares	Value

SPDR Blackstone Senior Loan ETF	1,051,000	$48,251,410

Total Exchange-Traded Funds (identified cost $48,242,942)		$48,251,410

Preferred Stocks — 0.0%(9)
Security	Shares	Value

Financial Services — 0.0%

DBI Investors, Inc., Series A-1(5)(7)(8)	13,348	$0

		$0

Nonferrous Metals / Minerals — 0.0%(9)

ACNR Holdings, Inc., 15.00% (PIK) (7)(8)	17,394	$1,539,369

		$1,539,369

Security		Shares	Value

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Series A, 8.00% (PIK)(5)(7)(8)		7,852	$0

David’s Bridal, LLC, Series B, 10.00% (PIK)(5)(7)(8)		31,998	0

			$0

Total Preferred Stocks (identified cost $2,590,558)			$1,539,369

Senior Floating-Rate Loans — 85.9%(10)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.1%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	1,194	$1,351,611

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	4,656	5,271,284

AI Convoy (Luxembourg) S.a.r.l.:

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/18/27	EUR	2,850	3,428,341

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 1/17/27(11)		6,683	6,689,018

Brown Group Holding, LLC, Term Loan, 4/27/28(12)		10,775	10,735,941

Dynasty Acquisition Co., Inc.:

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		9,013	8,782,213

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		16,758	16,329,882

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(13)		5,526	5,524,693

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(5)		6,891	5,622,755

Spirit Aerosystems, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25		5,794	5,848,194

TransDigm, Inc.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 8/22/24		28,459	28,165,289

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 5/30/25		6,368	6,298,774

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 12/9/25		34,035	33,658,201

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(11)		20,154	19,610,505

			$157,316,701

23	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Air Transport — 0.7%

AAdvantage Loyalty IP, Ltd., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 4/20/28		8,600	$8,849,933

JetBlue Airways Corporation, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/17/24		5,584	5,736,033

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27		5,850	6,250,362

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27		23,225	24,449,144

United Airlines, Inc., Term Loan, 4/21/28(12)		7,250	7,346,454

			$52,631,926

Automotive — 3.8%

Adient US, LLC, Term Loan, 3.61%, (1 mo. USD LIBOR + 3.50%), 4/8/28		8,025	$8,031,268

American Axle and Manufacturing, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/6/24		19,575	19,513,605

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28		11,150	11,261,500

Belron Finance US, LLC:

Term Loan, 2.75%, (1 week EURIBOR + 2.75%), 4/13/28	EUR	3,575	4,288,191

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 4/13/28		7,825	7,802,996

Bright Bidco B.V., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24		17,921	13,761,041

Chassix, Inc., Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), 11/15/23(11)		9,483	9,364,734

Clarios Global, L.P.:

Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 4/30/26	EUR	16,500	19,713,137

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/30/26		22,185	21,987,252

CS Intermediate Holdco 2, LLC, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.00%, Floor 0.75%), 11/2/23		5,044	4,918,996

Dayco Products, LLC, Term Loan, 4.44%, (3 mo. USD LIBOR + 4.25%), 5/19/23		10,917	10,002,528

Garrett LX I S.a.r.l.:

Term Loan, 3/5/28(12)		5,725	5,696,375

Term Loan, 3/5/28(12)	EUR	11,900	14,235,237

Gates Global, LLC:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 4/1/24	EUR	9,290	11,152,247

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 3/31/27		14,214	14,186,984

Borrower/Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)

Goodyear Tire & Rubber Company (The), Term Loan - Second Lien, 2.12%, (1 mo. USD LIBOR + 2.00%), 3/7/25		8,017	$7,858,328

Les Schwab Tire Centers, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/2/27		20,923	20,992,297

Tenneco, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 10/1/25		34,404	33,679,364

Thor Industries, Inc., Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 2/1/26		9,518	9,550,255

TI Group Automotive Systems, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 12/16/26	EUR	4,492	5,434,483

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 12/16/26		6,025	6,032,531

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28		18,125	18,112,548

Visteon Corporation, Term Loan, 1.874%, (USD LIBOR + 1.75%), 3/25/24(11)		2,217	2,208,794

Wheel Pros, LLC, Term Loan, 4/23/28(12)		7,150	7,154,469

			$286,939,160

Beverage and Tobacco — 0.2%

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28		7,075	$7,101,531

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28		11,250	11,226,893

			$18,328,424

Brokerage / Securities Dealers / Investment Houses — 0.6%

Advisor Group, Inc., Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 7/31/26		11,063	$11,073,842

Clipper Acquisitions Corp., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 3/3/28		12,901	12,793,496

Hudson River Trading, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/20/28		17,425	17,294,313

			$41,161,651

Building and Development — 2.7%

ACProducts, Inc., Term Loan, 7.50%, (6 mo. USD LIBOR + 6.50%, Floor 1.00%), 8/18/25		3,632	$3,722,294

Advanced Drainage Systems, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 7/31/26		1,899	1,901,247

American Builders & Contractors Supply Co., Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/15/27		21,793	21,651,971

24	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

American Residential Services, LLC, Term Loan, 4.25%, (2 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27		4,140	$4,147,387

APi Group DE, Inc.:

Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 10/1/26		13,628	13,580,649

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 10/1/26		2,145	2,134,796

Brookfield Property REIT, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 8/28/23		10,037	9,831,674

Core & Main L.P., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/1/24(11)		4,810	4,797,867

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28		12,900	12,819,375

CPG International, Inc., Term Loan, 3.25%, (12 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24		6,764	6,759,354

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 8/21/25		28,631	28,010,531

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28		16,025	15,913,402

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27		7,742	7,766,873

Northstar Group Services, Inc., Term Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/9/26		8,894	8,949,650

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27		8,000	7,970,000

Quikrete Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 2/1/27		4,336	4,298,162

RE/MAX International, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 12/15/23		17,440	17,440,265

Realogy Group, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/8/25		1,241	1,233,610

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24		4,692	4,685,968

White Cap Buyer, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27		15,373	15,393,888

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		7,742	7,618,771

			$200,627,734

Business Equipment and Services — 7.3%

Adevinta ASA:

Term Loan, 4/20/28(12)		2,175	$2,177,379

Term Loan, 4/20/28(12)	EUR	8,075	9,729,835

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Adtalem Global Education, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 4/11/25		4,425	$4,406,437

AlixPartners, LLP:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	3,525	4,236,273

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		11,225	11,186,801

Allied Universal Holdco, LLC, Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 7/10/26		6,100	6,097,268

Amentum Government Services Holdings, LLC, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 1/29/27		9,503	9,449,732

AppLovin Corporation, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 8/15/25		37,272	37,222,458

ASGN Incorporated, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/2/25		575	576,258

Asplundh Tree Expert, LLC, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 9/7/27		8,408	8,389,354

Belfor Holdings, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 4/6/26		2,654	2,662,714

Blitz 20-487 GmbH, Term Loan, 2/12/28(12)	EUR	5,525	6,640,583

Bracket Intermediate Holding Corp., Term Loan, 4.444%, (3 mo. USD LIBOR + 4.25%), 9/5/25		8,956	8,950,533

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		8,026	7,815,960

Camelot U.S. Acquisition 1 Co., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		8,155	8,172,910

Cast and Crew Payroll, LLC, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 2/9/26		5,486	5,433,202

Ceridian HCM Holding, Inc., Term Loan, 2.587%, (1 week USD LIBOR + 2.50%), 4/30/25		10,164	10,010,272

CM Acquisition Co., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 7/26/23		4,651	4,615,969

CoreLogic, Inc., Term Loan, 4/13/28(12)		48,325	48,143,781

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		2,308	2,315,736

EAB Global, Inc., Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 11/15/24(11)		3,730	3,728,839

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		22,525	22,391,247

First Advantage Holdings, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/31/27		7,931	7,870,303

Garda World Security Corporation, Term Loan, 4.36%, (1 mo. USD LIBOR + 4.25%), 10/30/26		7,695	7,715,971

Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		20,925	21,369,656

25	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Greeneden U.S. Holdings II, LLC:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 12/1/27	EUR	1,247	$1,504,957

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		5,985	6,006,696

IG Investment Holdings, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 5/23/25		19,185	19,218,162

IRI Holdings, Inc.:

Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 12/1/25		22,335	22,335,484

Term Loan, 5.113%, (1 mo. USD LIBOR + 5.00%), 12/1/25		6,269	6,465,331

Iron Mountain, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/2/26		8,836	8,763,910

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		5,425	5,350,406

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		18,500	18,446,035

Term Loan - Second Lien, 9.50%, (3 mo. USD LIBOR + 8.50%, Floor 1.00%), 12/1/28		5,750	5,782,344

KAR Auction Services, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 9/19/26		3,318	3,279,490

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		20,007	19,786,523

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		4,425	4,288,564

LGC Group Holdings, Ltd., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	5,775	6,869,222

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 4/21/27		3,052	3,013,845

Magnite, Inc., Term Loan, 3/31/28(12)		6,050	6,034,875

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		6,750	6,726,496

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		17,103	16,803,362

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	2,850	3,434,978

Term Loan, 4.111%, (1 mo. USD LIBOR + 4.00%), 3/6/28		5,300	5,296,136

PGX Holdings, Inc., Term Loan, 10.50%, (12 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, 9/29/23		6,031	5,759,997

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Pike Corporation, Term Loan, 3.12%, (1 mo. USD LIBOR + 3.00%), 1/21/28		3,400	$3,390,891

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(11)		898	897,578

Rockwood Service Corporation, Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 1/23/27		4,149	4,167,101

Sabre GLBL, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/17/27		2,793	2,822,676

Sotheby’s, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 1/15/27		5,831	5,893,008

Speedster Bidco GmbH, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 3/31/27	EUR	2,975	3,555,082

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/1/28		34,550	34,445,106

team.blue Finco S.a.r.l.:

Term Loan, 3/8/28(12)	EUR	603	722,901

Term Loan, 3/18/28(12)	EUR	10,547	12,650,761

Teneo Holdings, LLC, Term Loan, 7/11/25(12)		2,725	2,729,428

TTF Holdings, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/24/28		3,975	3,979,969

Vestcom Parent Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 12/19/23		4,664	4,664,307

West Corporation:

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 10/10/24(11)		3,841	3,729,015

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		4,922	4,813,641

WEX, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/31/28		4,000	3,988,752

Zephyr Bidco Limited:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/23/25	EUR	4,975	5,969,977

Term Loan, 4.796%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	8,675	11,856,521

			$546,752,998

Cable and Satellite Television — 3.7%

Altice France S.A.:

Term Loan, 3.871%, (3 mo. USD LIBOR + 3.69%), 1/31/26		4,473	$4,446,827

Term Loan, 4.198%, (3 mo. USD LIBOR + 4.00%), 8/14/26		11,692	11,681,781

Charter Communications Operating, LLC, Term Loan, 1.87%, (1 mo. USD LIBOR + 1.75%), 2/1/27		6,722	6,697,825

26	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)

CSC Holdings, LLC:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 7/17/25		25,666	$25,466,703

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 1/15/26		4	4,161

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 4/15/27		13,311	13,263,271

LCPR Loan Financing, LLC, Term Loan, 3.865%, (1 mo. USD LIBOR + 3.75%), 10/15/28		1,650	1,656,445

Numericable Group S.A.:

Term Loan, 2.936%, (3 mo. USD LIBOR + 2.75%), 7/31/25		20,967	20,590,068

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	12,122	14,385,503

Telenet Financing USD, LLC, Term Loan, 2.115%, (1 mo. USD LIBOR + 2.00%), 4/30/28		32,325	31,936,098

Telenet International Finance S.a.r.l., Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 4/30/29	EUR	5,000	5,992,734

UPC Broadband Holding B.V.:

Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 4/30/28		7,475	7,371,284

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 4/30/29	EUR	2,350	2,815,133

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/31/29	EUR	12,000	14,463,063

Term Loan, 3.607%, (1 mo. USD LIBOR + 3.50%), 1/31/29		27,038	27,046,898

Virgin Media Bristol, LLC:

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 1/31/28		44,275	43,965,075

Term Loan, 1/31/29(12)		500	499,956

Virgin Media SFA Finance Limited:

Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 1/31/29	EUR	11,625	13,928,591

Term Loan, 3.299%, (1 mo. GBP LIBOR + 3.25%), 1/15/27	GBP	8,175	11,157,929

Term Loan, 3.299%, (1 mo. GBP LIBOR + 3.25%), 11/15/27	GBP	600	818,962

Ziggo B.V., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/31/29	EUR	17,350	20,769,630

			$278,957,937

Chemicals and Plastics — 4.8%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	3,450	$4,163,315

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		5,125	5,131,406

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	2,675	$3,197,928

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		12,525	12,462,375

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 6/1/24		29,924	29,780,035

Caldic B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	500	592,859

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 7/18/24	EUR	2,166	2,568,728

Charter NEX US, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 12/1/27		3,192	3,207,516

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	2,834	3,404,197

Colouroz Investment 1 GmbH, Term Loan, 5.75%, (3 mo. EURIBOR + 5.00%, Floor 0.75%), 5.00% cash, 0.75% PIK, 9/21/23	EUR	1,968	2,318,478

CPC Acquisition Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/29/27		16,925	16,766,328

Element Solutions, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 1/31/26		4,406	4,391,377

Emerald Performance Materials, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 8/12/25		8,752	8,776,444

Ferro Corporation:

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,685	1,680,585

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		1,721	1,717,119

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24		2,383	2,377,462

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		2,025	1,983,346

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		12,244	11,994,114

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		5,231	5,228,774

Hexion, Inc., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 7/1/26	EUR	7,564	9,127,918

Illuminate Buyer, LLC, Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 6/30/27		14,510	14,427,946

INEOS 226 Limited, Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 1/29/26	EUR	24,900	29,776,996

INEOS Enterprises Holdings II Limited, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 8/31/26	EUR	1,975	2,373,453

27	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		5,125	$5,139,285

INEOS Finance PLC, Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), 4/1/24	EUR	6,323	7,578,568

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		17,850	17,805,375

Kraton Polymers, LLC, Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), 3/5/25	EUR	526	633,075

Lonza Group AG:

Term Loan, 4/29/28(12)	EUR	7,125	8,523,199

Term Loan, 4/29/28(12)		12,100	12,069,750

LSF11 Skyscraper Holdco S.a.r.l.:

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 9/29/27	EUR	11,350	13,627,262

Term Loan, 4.50%, (2 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/29/27		4,400	4,400,000

Messer Industries GmbH:

Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/1/26	EUR	2,632	3,165,099

Term Loan, 2.703%, (3 mo. USD LIBOR + 2.50%), 3/1/26		11,259	11,161,436

PMHC II, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 3/31/25		4,074	3,936,503

PQ Corporation, Term Loan, 2.436%, (3 mo. USD LIBOR + 2.25%), 2/7/27		11,775	11,720,512

Pregis TopCo Corporation, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 8/1/26		1,375	1,380,156

Ravago Holdings America, Inc., Term Loan, 2.65%, (1 mo. USD LIBOR + 2.50%), 2/18/28		1,800	1,788,750

Rohm Holding GmbH:

Term Loan, 7/31/26(12)	EUR	2,150	2,594,530

Term Loan, 4.978%, (6 mo. USD LIBOR + 4.75%), 7/31/26		9,937	9,947,253

Solenis Holdings, LLC:

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/26/25	EUR	1,745	2,102,444

Term Loan, 4.19%, (3 mo. USD LIBOR + 4.00%), 6/26/25		13,676	13,662,806

Starfruit Finco B.V., Term Loan, 2.865%, (1 mo. USD LIBOR + 2.75%), 10/1/25		9,856	9,742,736

Trinseo Materials Operating S.C.A., Term Loan, 3/18/28(12)		7,775	7,738,551

Tronox Finance, LLC, Term Loan, 2.657%, (USD LIBOR + 2.50%), 3/13/28(11)		16,675	16,564,828

Univar, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 7/1/24		12,865	12,863,395

			$355,594,212

Borrower/Description		Principal Amount* (000’s omitted)	Value

Clothing / Textiles — 0.0%(9)

Samsonite International S.A., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/25/25		2,759	$2,720,572

			$2,720,572

Conglomerates — 0.1%

Penn Engineering & Manufacturing Corp., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/27/24		1,905	$1,905,002

Spectrum Brands, Inc., Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/3/28		4,250	4,242,031

			$6,147,033

Containers and Glass Products — 1.4%

Berry Global, Inc., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 7/1/26		7,192	$7,140,667

BWAY Holding Company, Term Loan, 3.443%, (3 mo. USD LIBOR + 3.25%), 4/3/24		11,170	10,808,907

Flex Acquisition Company, Inc.:

Term Loan, 3.452%, (3 mo. USD LIBOR + 3.25%), 6/29/25		10,325	10,184,482

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		29,785	29,511,941

Libbey Glass, Inc., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 11/12/25		7,574	7,517,277

Proampac PG Borrower, LLC, Term Loan, 5.00%, (USD LIBOR + 4.00%, Floor 1.00%), 11/3/25(11)		16,380	16,436,760

Reynolds Group Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/23		16,141	16,130,500

TricorBraun Holdings, Inc.:

Term Loan, 1.696%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28(13)		813	806,115

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		3,612	3,583,852

			$102,120,501

Cosmetics / Toiletries — 0.1%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		9,933	$9,813,605

			$9,813,605

Drugs — 4.1%

Aenova Holding GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 3/6/25	EUR	1,825	$2,207,362

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		8,288	8,526,653

28	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Albany Molecular Research, Inc.:

Term Loan, 4.25%, (USD LIBOR + 3.25%, Floor 1.00%), 8/30/24(11)		3,681	$3,690,255

Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 8/30/24(11)		1,771	1,777,202

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/9/26		18,644	18,596,981

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		22,695	22,317,874

Arbor Pharmaceuticals, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 7/5/23		4,724	4,660,873

Bausch Health Companies, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 6/2/25		46,776	46,763,147

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		2,995	3,002,955

Catalent Pharma Solutions, Inc., Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 2/22/28		1,050	1,052,625

Elanco Animal Health Incorporated, Term Loan, 1.865%, (1 mo. USD LIBOR + 1.75%), 8/2/27		1,459	1,441,419

Grifols Worldwide Operations USA, Inc., Term Loan, 2.087%, (1 week USD LIBOR + 2.00%), 11/15/27		35,924	35,556,569

Horizon Therapeutics USA, Inc.:

Term Loan, 2.125%, (1 mo. USD LIBOR + 2.00%), 5/22/26		7,802	7,788,660

Term Loan, 2.50%, (1 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/15/28		16,950	16,911,150

Jazz Financing Lux S.a.r.l., Term Loan, 4/22/28(12)		15,500	15,554,250

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		44,586	43,773,548

Term Loan, 6.25%, (6 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		10,259	10,034,202

Nidda Healthcare Holding AG, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	5,475	6,541,177

PPD, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 1/13/28		39,530	39,525,059

Recipharm AB, Term Loan, 3/17/28(12)	EUR	13,725	16,497,923

			$306,219,884

Ecological Services and Equipment — 0.4%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		18,886	$18,833,107

GFL Environmental, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		499	499,490

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		4,090	4,094,012

Borrower/Description		Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)

US Ecology Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 11/1/26		2,568	$2,571,243

			$25,997,852

Electronics / Electrical — 16.8%

Applied Systems, Inc.:

Term Loan, 3.524%, (USD LIBOR + 3.00%, Floor 0.50%), 9/19/24(11)		44,804	$44,684,903

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		3,759	3,809,473

Aptean, Inc.:

Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 4/23/26		16,962	16,955,139

Term Loan - Second Lien, 7.75%, (1 mo. USD LIBOR + 7.00%, Floor 0.75%), 4/23/27		6,550	6,550,000

Astra Acquisition Corp.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 3/1/27		5,831	5,874,669

Term Loan - Second Lien, 10.125%, (1 mo. USD LIBOR + 9.125%, Floor 1.00%), 2/28/28		5,000	5,000,000

Banff Merger Sub, Inc.:

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/2/25		39,888	39,733,546

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	12,008	14,479,149

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		2,925	2,983,500

Buzz Merger Sub, Ltd.:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 1/29/27		4,081	4,058,065

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		435	436,144

Cambium Learning Group, Inc., Term Loan, 4.703%, (3 mo. USD LIBOR + 4.50%), 12/18/25		13,403	13,450,712

Celestica, Inc.:

Term Loan, 2.236%, (1 mo. USD LIBOR + 2.13%), 6/27/25		3,988	3,977,594

Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 6/27/25		2,567	2,563,292

Cloudera, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/22/27		4,289	4,279,865

CommScope, Inc., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/6/26		19,807	19,706,600

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	5,925	7,137,797

29	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Constant Contact, Inc.:

Term Loan, 4.50%, 2/10/28(13)		3,484	$3,474,821

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		12,966	12,934,054

Cornerstone OnDemand, Inc., Term Loan, 3.36%, (1 mo. USD LIBOR + 3.25%), 4/22/27		11,544	11,543,828

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		9,548	9,536,432

Cvent, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 11/29/24		15,347	14,930,470

Delta TopCo, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		11,150	11,168,587

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 10/29/27		9,259	9,259,481

ECI Macola Max Holdings, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		11,568	11,600,621

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		17,022	17,056,688

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		7,692	7,674,275

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27		31,529	31,527,687

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		43,599	42,920,425

Fiserv Investment Solutions, Inc., Term Loan, 4.189%, (3 mo. USD LIBOR + 4.00%), 2/18/27		5,957	5,974,865

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		43,398	43,472,288

GlobalLogic Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 9/14/27		5,522	5,537,204

Go Daddy Operating Company, LLC, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 2/15/24		46,023	45,724,623

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		60,774	60,921,030

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		1,750	1,758,204

IGT Holding IV AB, Term Loan, 3/23/28(12)		5,700	5,692,875

Imprivata, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/1/27		14,100	14,117,625

Informatica, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/25/27	EUR	2,401	2,872,770

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/25/27		52,456	52,045,789

Term Loan - Second Lien, 7.125%, 2/25/25(14)		10,961	11,221,324

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Liftoff Mobile, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 3/17/28		3,691	$3,674,603

LogMeIn, Inc., Term Loan, 4.86%, (1 mo. USD LIBOR + 4.75%), 8/31/27		15,393	15,389,932

MA FinanceCo., LLC:

Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24		2,712	2,686,244

Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 6/21/24	EUR	2,441	2,935,931

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 6/5/25	EUR	5,544	6,768,107

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25		13,885	13,983,033

MACOM Technology Solutions Holdings, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 5/17/24		1,368	1,361,423

Marcel LUX IV S.a.r.l.:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 3/15/26		2,198	2,178,365

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/16/26	EUR	2,650	3,183,970

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27		3,267	3,270,896

Maverick Bidco, Inc.:

Term Loan, 4/28/28(12)		8,675	8,631,625

Term Loan - Second Lien, 4/28/29(12)		1,000	995,000

Mirion Technologies, Inc., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 3/6/26		5,248	5,262,700

N-Able, Inc., Term Loan, 4/15/28(12)		4,075	4,075,000

NCR Corporation, Term Loan, 2.69%, (3 mo. USD LIBOR + 2.50%), 8/28/26		9,066	8,998,315

Panther Commercial Holdings L.P., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28		14,238	14,241,942

PointClickCare Technologies, Inc., Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 12/29/27		4,300	4,302,687

ProQuest, LLC, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 10/23/26		18,477	18,317,618

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28		15,600	15,504,450

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28		32,650	32,545,716

Recorded Books, Inc., Term Loan, 4.111%, (1 mo. USD LIBOR + 4.00%), 8/29/25		2,258	2,260,569

Redstone Buyer, LLC:

Term Loan, 4/15/28(12)		2,672	2,651,102

Term Loan, 4/15/28(12)		6,828	6,787,199

30	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Renaissance Holding Corp.:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/30/25	5,081	$5,020,382

Term Loan - Second Lien, 7.113%, (1 mo. USD LIBOR + 7.00%), 5/29/26	3,175	3,181,614

Seattle Spinco, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24	18,313	18,140,871

SkillSoft Corporation:

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 12/27/24	4,609	4,737,366

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 4/27/25	15,226	15,216,716

Skopima Merger Sub, Inc., Term Loan, 4/30/28(12)	9,675	9,653,831

SolarWinds Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/24	26,603	26,283,666

Solera, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/3/23	29,577	29,484,288

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/7/27	16,209	16,226,265

SS&C European Holdings S.a.r.l., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	5,915	5,851,659

SS&C Technologies, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 4/16/25	7,976	7,889,057

SurveyMonkey, Inc., Term Loan, 3.84%, (1 week USD LIBOR + 3.75%), 10/10/25	13,182	13,165,714

Symplr Software, Inc., Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	6,300	6,322,050

Syncsort Incorporated, Term Loan, 4/23/28(12)	7,200	7,187,998

Thoughtworks, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/23/28	6,625	6,612,028

Tibco Software, Inc.:

Term Loan, 3.87%, (1 mo. USD LIBOR + 3.75%), 6/30/26	33,880	33,769,709

Term Loan - Second Lien, 7.37%, (1 mo. USD LIBOR + 7.25%), 3/3/28	6,757	6,855,988

TTM Technologies, Inc., Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/28/24	1,605	1,604,359

Uber Technologies, Inc.:

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 4/4/25	33,918	33,932,268

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 2/16/27	25,118	25,104,625

Ultimate Software Group, Inc. (The):

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 5/4/26	23,220	23,261,477

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	37,654	37,744,913

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27	2,000	2,063,334

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Ultra Clean Holdings, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 8/27/25		15,854	$15,889,112

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27		6,200	6,234,875

Verifone Systems, Inc., Term Loan, 4.182%, (3 mo. USD LIBOR + 4.00%), 8/20/25		13,981	13,762,267

Verisure Holding AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 1/15/28	EUR	15,450	18,549,607

Veritas US, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		19,282	19,465,768

VS Buyer, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 2/28/27		21,794	21,667,175

Vungle, Inc., Term Loan, 5.607%, (1 mo. USD LIBOR + 5.50%), 9/30/26		6,403	6,434,512

Weld North Education, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/21/27		3,990	3,993,743

Zebra Buyer, LLC, Term Loan, 4/21/28(12)		1,200	1,200,250

			$1,255,160,328

Equipment Leasing — 0.7%

Avolon TLB Borrower 1 (US), LLC:

Term Loan, 2.50%, (1 mo. USD LIBOR + 1.75%, Floor 0.75%), 1/15/25		29,082	$28,949,983

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/1/27		12,893	12,904,407

Boels Topholding B.V., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 2/6/27	EUR	4,550	5,491,887

Fly Funding II S.a.r.l., Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 10/8/25		8,483	8,546,119

			$55,892,396

Financial Intermediaries — 2.1%

Aretec Group, Inc., Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 10/1/25		18,755	$18,746,963

Citco Funding, LLC, Term Loan, 2.703%, (6 mo. USD LIBOR + 2.50%), 9/28/23		14,893	14,878,788

Ditech Holding Corporation, Term Loan, 0.00%, 6/30/22(15)		22,620	4,467,453

Edelman Financial Center, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/7/28		14,650	14,609,713

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		2,934	2,924,162

FinCo I, LLC, Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 6/27/25		11,712	11,697,320

31	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Focus Financial Partners, LLC, Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 7/3/24		13,179	$13,041,608

Franklin Square Holdings, L.P., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 8/1/25		6,362	6,326,076

GreenSky Holdings, LLC:

Term Loan, 3.375%, (1 mo. USD LIBOR + 3.25%), 3/31/25		12,979	12,589,685

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25		3,722	3,721,875

Guggenheim Partners, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 7/21/23		24,609	24,614,295

LPL Holdings, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/12/26		16,195	16,081,133

Nets Holding A/S, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/6/25	EUR	1,000	1,201,932

Victory Capital Holdings, Inc., Term Loan, 2.444%, (3 mo. USD LIBOR + 2.25%), 7/1/26		8,092	8,015,715

Virtus Investment Partners, Inc., Term Loan, 3.00%, (6 mo. USD LIBOR + 2.25%, Floor 0.75%), 6/1/24		4,276	4,281,648

			$157,198,366

Food Products — 2.4%

Alphabet Holding Company, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/26/24		20,536	$20,545,914

B&G Foods, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 10/10/26		3,831	3,832,070

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		4,902	4,785,796

Froneri International, Ltd.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 1/29/27		18,287	18,046,798

Term Loan - Second Lien, 5.863%, (1 mo. USD LIBOR + 5.75%), 1/31/28		1,000	1,008,333

H Food Holdings, LLC:

Term Loan, 3.801%, (1 mo. USD LIBOR + 3.69%), 5/23/25		8,581	8,525,466

Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 5/23/25		5,621	5,598,845

HLF Financing S.a.r.l., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 8/18/25		10,728	10,709,074

JBS USA LUX S.A., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/1/26		52,626	52,538,273

Nomad Foods Europe Midco Limited, Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 5/15/24		10,627	10,553,536

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		2,910	2,910,938

Borrower/Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		2,993	$3,006,335

Sunshine Investments B.V.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 3/28/25	EUR	10,618	12,767,194

Term Loan, 3.809%, (3 mo. GBP LIBOR + 3.75%), 3/28/25	GBP	2,000	2,760,947

UTZ Quality Foods, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/20/28		1,072	1,073,066

Valeo F1 Company Limited (Ireland):

Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 8/27/27	EUR	6,725	8,071,651

Term Loan, 5.566%, (3 mo. GBP LIBOR + 5.50%), 8/27/27	GBP	2,500	3,451,184

Wsof I New Finco B.V., Term Loan, 3/19/28(12)	EUR	5,900	7,084,406

			$177,269,826

Food Service — 0.9%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/19/26		35,123	$34,659,458

IRB Holding Corp.:

Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 2/5/25(11)		3	2,530

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		25,087	25,040,087

WW International, Inc., Term Loan, 4/13/28(12)		4,850	4,861,116

			$64,563,191

Food / Drug Retailers — 0.3%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 8/9/24	EUR	4,674	$5,497,579

Term Loan, 5.337%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	9,172	12,334,568

Murphy USA, Inc., Term Loan, 2.25%, (1 mo. USD LIBOR + 1.75%, Floor 0.50%), 1/31/28		2,450	2,457,656

			$20,289,803

Forest Products — 0.3%

Clearwater Paper Corporation, Term Loan, 3.125%, (1 mo. USD LIBOR + 3.00%), 7/26/26		1,497	$1,502,760

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		15,213	15,236,262

32	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Forest Products (continued)

Neenah, Inc., Term Loan, 3.50%, (2 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		3,550	$3,554,438

			$20,293,460

Health Care — 7.6%

AI Sirona (Luxembourg) Acquisition S.a.r.l., Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 9/29/25	EUR	2,000	$2,403,665

Alliance Healthcare Services, Inc.:

Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 10/24/23		8,100	7,678,776

Term Loan - Second Lien, 12.00%, (1 mo. USD LIBOR + 11.00%, Floor 1.00%), 4/24/24		5,863	3,077,995

athenahealth, Inc., Term Loan, 4.453%, (3 mo. USD LIBOR + 4.25%), 2/11/26		22,559	22,681,440

Avantor Funding, Inc.:

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.00%, Floor 1.00%), 11/21/24		3,964	3,969,507

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), 11/8/27		2,818	2,823,573

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	1,650	1,974,748

BW NHHC Holdco, Inc., Term Loan, 5.189%, (3 mo. USD LIBOR + 5.00%), 5/15/25		13,933	13,023,170

Cano Health, LLC:

Term Loan, 5.145%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27(13)		2,385	2,386,330

Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27		6,524	6,529,000

CCRR Parent, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28		3,900	3,914,625

CeramTec AcquiCo GmbH, Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), 3/7/25	EUR	16,970	19,991,735

CryoLife, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/1/24		5,394	5,414,039

Dedalus Finance GmbH:

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 5/4/27	EUR	5,700	6,883,873

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/16/27	EUR	8,175	9,872,923

DuPage Medical Group Ltd., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/12/28		4,125	4,114,688

Elsan S.A.S., Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 10/31/24	EUR	4,100	4,931,831

Ensemble RCM, LLC, Term Loan, 3.936%, (3 mo. USD LIBOR + 3.75%), 8/3/26		11,681	11,675,028

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Envision Healthcare Corporation, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/10/25		47,547	$40,355,136

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		2,200	2,209,110

Gentiva Health Services, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 7/2/25		22,479	22,455,364

Greatbatch, Ltd., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 10/27/22		4,129	4,141,744

Hanger, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 3/6/25		11,786	11,783,661

Inovalon Holdings, Inc., Term Loan, 2.875%, (1 mo. USD LIBOR + 2.75%), 4/2/25		11,950	11,871,699

IQVIA, Inc.:

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/7/24		9,993	9,982,972

Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/17/25		13,467	13,453,431

IVC Acquisition Ltd.:

Term Loan, 2/13/26(12)	GBP	950	1,314,574

Term Loan, 2/13/26(12)	EUR	6,225	7,498,037

Medical Solutions, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		12,105	12,142,676

Mehilainen Yhtiot Oy, Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 8/9/25	EUR	1,000	1,204,087

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/7/23		23,309	23,219,925

National Mentor Holdings, Inc.:

Term Loan, 1.875%, 3/2/28(13)		1,599	1,599,240

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		485	483,987

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28		14,541	14,538,548

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 7.25%, Floor 0.75%), 2/16/29		5,525	5,607,875

Navicure, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 10/22/26		9,052	9,063,045

Ortho-Clinical Diagnostics S.A., Term Loan, 3.361%, (1 mo. USD LIBOR + 3.25%), 6/30/25		12,966	12,964,133

Pacific Dental Services, LLC, Term Loan, 4/20/28(12)		4,825	4,832,537

Parexel International Corporation, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 9/27/24		3,150	3,125,937

PetVet Care Centers, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/14/25		1,272	1,270,447

Phoenix Guarantor, Inc.:

Term Loan, 3.358%, (1 mo. USD LIBOR + 3.25%), 3/5/26		19,251	19,106,438

Term Loan, 3.61%, (1 mo. USD LIBOR + 3.50%), 3/5/26		10,565	10,513,999

33	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Press Ganey Holdings, Inc., Term Loan, 7/25/26(12)		2,500	$2,487,500

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		11,775	11,730,844

Radiology Partners, Inc., Term Loan, 4.361%, (1 mo. USD LIBOR + 4.25%), 7/9/25		17,881	17,843,515

RadNet, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/22/28		9,825	9,796,341

Ramsay Generale de Sante S.A., Term Loan, 4/13/27(12)	EUR	9,100	10,981,499

Select Medical Corporation, Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 3/6/25		27,023	26,879,044

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		13,328	13,261,500

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		9,450	9,471,659

Surgery Center Holdings, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.25%, Floor 1.00%), 9/3/24		17,771	17,736,405

Term Loan, 9.00%, (1 mo. USD LIBOR + 8.00%, Floor 1.00%), 9/3/24		1,782	1,825,066

Term Loan, 8/31/26(12)		4,675	4,651,625

Synlab Bondco PLC, Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 7/1/27	EUR	2,125	2,549,699

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		7,181	6,723,166

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24		21,303	21,015,724

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		8,678	8,729,781

Verscend Holding Corp., Term Loan, 4.177%, (3 mo. USD LIBOR + 4.00%), 8/27/25		27,509	27,609,584

			$571,378,500

Home Furnishings — 0.9%

Mattress Firm, Inc., Term Loan, 6.25%, (6 mo. USD LIBOR + 5.25%, Floor 1.00%), 11/26/27		11,157	$11,352,161

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		13,569	13,761,346

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		44,816	43,023,444

			$68,136,951

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 3.6%

Aegion Corporation, Term Loan, 3/31/28(12)		4,325	$4,341,219

AI Alpine AT Bidco GmbH, Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 10/31/25	EUR	6,125	7,268,278

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (USD LIBOR + 3.50%, Floor 0.75%), 10/8/27(11)		9,960	9,969,818

Altra Industrial Motion Corp., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 10/1/25		7,034	7,011,602

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		8,650	8,595,938

Apex Tool Group, LLC, Term Loan, 6.75%, (1 mo. USD LIBOR + 5.50%, Floor 1.25%), 8/1/24		16,487	16,518,793

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		3,697	3,586,378

Clark Equipment Company, Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 5/18/24		10,037	9,982,737

CPM Holdings, Inc., Term Loan, 3.615%, (1 mo. USD LIBOR + 3.50%), 11/17/25		3,225	3,195,237

Delachaux Group S.A., Term Loan, 4.686%, (3 mo. USD LIBOR + 4.50%), 4/16/26		4,998	4,985,505

DexKo Global, Inc.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	2,628	3,157,328

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/24/24	EUR	6,570	7,893,367

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/24/24		9,136	9,136,976

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		4,289	4,310,696

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/19/25		8,061	8,051,387

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 2/4/28		3,112	3,251,614

Engineered Machinery Holdings, Inc.:

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/19/24		11,272	11,247,533

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 7/19/24		2,537	2,538,173

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28		8,600	8,555,211

Filtration Group Corporation:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/29/25		6,499	6,439,695

Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/29/25	EUR	2,991	3,582,069

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/29/25		2,512	2,518,395

34	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		6,133	$6,137,764

Granite Holdings US Acquisition Co., Term Loan, 4.203%, (3 mo. USD LIBOR + 4.00%), 9/30/26		13,044	13,028,169

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/5/28		3,450	3,429,514

Hayward Industries, Inc.:

Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 8/5/24		6,237	6,241,192

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/4/26		2,703	2,705,943

Hillman Group, Inc. (The):

Term Loan, 2/24/28(12)		1,118	1,113,811

Term Loan, 2/24/28(12)		5,507	5,485,518

LTI Holdings, Inc.:

Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/6/25		5,753	5,670,527

Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 7/24/26		2,069	2,043,937

Minimax Viking GmbH, Term Loan, 3.00%, (1 mo. EURIBOR + 3.00%), 7/31/25	EUR	1,885	2,267,816

Quimper AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 2/16/26	EUR	20,175	24,257,060

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		17,252	16,669,362

SiteOne Landscape Supply, LLC, Term Loan, 2.50%, (3 mo. USD LIBOR + 2.00%, Floor 0.50%), 3/23/28		4,400	4,389,000

Titan Acquisition Limited, Term Loan, 3.203%, (6 mo. USD LIBOR + 3.00%), 3/28/25		20,780	20,369,195

Vertical Midco GmbH, Term Loan, 7/30/27(12)		4,050	4,062,405

Welbilt, Inc., Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 10/23/25		1,000	991,875

Zephyr German BidCo GmbH, Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 3/10/28	EUR	4,275	5,174,310

			$270,175,347

Insurance — 2.1%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/9/25		4,839	$4,784,710

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 5/9/25		5,923	5,866,001

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		31,546	31,267,103

AssuredPartners, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 2/12/27		6,691	6,637,044

Borrower/Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Asurion, LLC:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/23		17,369	$17,345,631

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/24		2,188	2,178,381

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 12/23/26		3,491	3,471,612

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 7/31/27		11,900	11,826,862

Term Loan - Second Lien, 5.363%, (1 mo. USD LIBOR + 5.25%), 1/31/28		14,540	14,772,640

Financiere CEP S.A.S., Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/18/27	EUR	4,125	4,993,375

Hub International Limited, Term Loan, 3.176%, (3 mo. USD LIBOR + 3.00%), 4/25/25		15,412	15,227,928

NFP Corp., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/15/27		25,856	25,539,199

USI, Inc.:

Term Loan, 3.203%, (3 mo. USD LIBOR + 3.00%), 5/16/24		6,496	6,435,223

Term Loan, 3.453%, (3 mo. USD LIBOR + 3.25%), 12/2/26		3,476	3,448,655

			$153,794,364

Leisure Goods / Activities / Movies — 3.3%

AMC Entertainment Holdings, Inc., Term Loan, 3.195%, (3 mo. USD LIBOR + 3.00%), 4/22/26		7,743	$6,831,144

Amer Sports Oyj, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 3/30/26	EUR	11,925	14,321,888

Bombardier Recreational Products, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/24/27		46,782	46,255,945

ClubCorp Holdings, Inc., Term Loan, 2.953%, (3 mo. USD LIBOR + 2.75%), 9/18/24		17,884	17,162,270

Crown Finance US, Inc.:

Term Loan, 2.625%, (6 mo. EURIBOR + 2.63%), 2/28/25	EUR	4,027	4,154,318

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		10,285	8,857,489

Term Loan, 15.45%, (3 mo. USD LIBOR + 15.25%), 7.20% cash, 8.25% PIK, 5/23/24		5,684	7,166,317

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		23,406	23,308,769

Etraveli Holding AB, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 8/2/24	EUR	7,950	9,295,043

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		479	452,191

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		1,914	1,808,764

35	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Live Nation Entertainment, Inc., Term Loan, 1.875%, (1 mo. USD LIBOR + 1.75%), 10/17/26		15,870	$15,510,480

Match Group, Inc., Term Loan, 1.948%, (3 mo. USD LIBOR + 1.75%), 2/13/27		6,450	6,414,725

Playtika Holding Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/13/28		21,608	21,528,121

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/24		4,987	4,943,157

SRAM, LLC, Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 3/15/24(11)		12,196	12,181,030

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		2,097	2,079,585

Travel Leaders Group, LLC, Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 1/25/24		15,231	14,472,534

UFC Holdings, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/29/26		23,527	23,485,773

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	3,878	4,205,718

WMG Acquisition Corp., Term Loan, 2.235%, (1 mo. USD LIBOR + 2.13%), 1/20/28		500	497,240

			$244,932,501

Lodging and Casinos — 1.8%

Aristocrat Technologies, Inc., Term Loan, 1.938%, (3 mo. USD LIBOR + 1.75%), 10/19/24		7,466	$7,431,558

Azelis Finance S.A., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 11/7/25	EUR	2,600	3,108,591

Boyd Gaming Corporation, Term Loan, 2.337%, (1 week USD LIBOR + 2.25%), 9/15/23		2,046	2,046,448

Churchill Downs Incorporated, Term Loan, 2.12%, (1 mo. USD LIBOR + 2.00%), 12/27/24		3,386	3,387,662

CityCenter Holdings, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/18/24		5,723	5,668,992

ESH Hospitality, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 9/18/26		7,484	7,448,644

Four Seasons Hotels Limited, Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 11/30/23		4,618	4,613,811

Golden Nugget, Inc.:

Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		23,131	22,892,140

Term Loan, 13.00%, (3 mo. USD LIBOR + 12.00%, Floor 1.00%), 10/4/23		1,875	2,128,125

GVC Holdings (Gibraltar) Limited, Term Loan, 3.00%, (6 mo. USD LIBOR + 2.00%, Floor 1.00%), 3/29/24		10,025	10,003,018

GVC Holdings PLC, Term Loan, 2.25%, (6 mo. EURIBOR + 2.25%), 3/29/24	EUR	21,225	25,468,448

Borrower/Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		15,606	$14,968,017

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	3,550	4,281,990

Stars Group Holdings B.V. (The):

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 7/10/25		17,697	17,770,111

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/10/25	EUR	5,206	6,285,508

			$137,503,063

Nonferrous Metals/Minerals — 0.4%

American Consolidated Natural Resources, Inc., Term Loan, 17.00%, (3 mo. USD LIBOR + 16.00%, Floor 1.00%), 14.00% cash, 3.00% PIK, 9/16/25		5,296	$5,229,516

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		5,451	5,448,352

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	15,625	18,656,003

			$29,333,871

Oil and Gas — 2.4%

Ameriforge Group, Inc.:

Term Loan, 8.242%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(13)		1,445	$902,818

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		22,581	14,113,005

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		328	327,660

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,636	1,673,066

Blackstone CQP Holdco L.P., Term Loan, 3.687%, (3 mo. USD LIBOR + 3.50%), 9/30/24		18,644	18,644,359

Buckeye Partners L.P., Term Loan, 2.359%, (1 mo. USD LIBOR + 2.25%), 11/1/26		13,463	13,424,308

Centurion Pipeline Company, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 9/29/25		3,152	3,139,960

Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 9/28/25		1,646	1,636,617

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		2,536	2,467,682

CITGO Petroleum Corporation, Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		23,021	23,135,936

36	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Delek US Holdings, Inc.:

Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/31/25		3,399	$3,310,824

Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		4,529	4,565,108

Fieldwood Energy, LLC:

DIP Loan, 3.675%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), 8/4/21(13)		3,000	3,127,297

Term Loan, 0.00%, 4/11/22(15)		20,306	7,716,129

Gulf Finance, LLC, Term Loan, 8/25/23(12)		2,000	1,720,000

Lealand Finance Company B.V., Term Loan, 4.11%, (1 mo. USD LIBOR + 4.00%), 1.11% cash, 3.00% PIK, 6/30/25		2,334	1,175,009

Matador Bidco S.a.r.l., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 10/15/26		26,665	26,709,461

McDermott Technology Americas, Inc., DIP Letter of Credit, 3.384%, (3 mo. USD LIBOR + 4.75%), 6/28/24(13)		9,039	8,225,826

Prairie ECI Acquiror L.P., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 3/11/26		14,882	14,507,254

PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24		7,852	7,684,948

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24		6,225	3,205,795

Sunrise Oil & Gas Properties, LLC:

Term Loan, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,100	1,921,752

Term Loan - Second Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,196	1,702,184

Term Loan - Third Lien, 8.00%, (1 mo. USD LIBOR + 7.00%, Floor 1.00%), 1/17/23		2,537	1,319,459

UGI Energy Services, LLC, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 8/13/26		10,095	10,114,116

			$176,470,573

Publishing — 0.6%

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		3,607	$3,602,389

Ascend Learning, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		2,736	2,742,664

Axel Springer S.E., Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 12/18/26	EUR	2,000	2,414,519

Getty Images, Inc.:

Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 2/19/26		21,204	21,082,858

Term Loan, 5.00%, (1 mo. EURIBOR + 5.00%), 2/19/26	EUR	3,724	4,491,705

Borrower/Description	Principal Amount* (000’s omitted)	Value

Publishing (continued)

LSC Communications, Inc., Term Loan, 0.00%, 9/30/22(15)	7,128	$418,789

Nielsen Finance, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 6/4/25	5,086	5,106,617

Tweddle Group, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 9/17/23	1,846	1,797,347

		$41,656,888

Radio and Television — 1.7%

Diamond Sports Group, LLC, Term Loan, 3.37%, (1 mo. USD LIBOR + 3.25%), 8/24/26	23,479	$16,826,961

Entercom Media Corp., Term Loan, 2.611%, (1 mo. USD LIBOR + 2.50%), 11/18/24	1,509	1,488,543

Entravision Communications Corporation, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 11/29/24	7,292	7,231,177

Hubbard Radio, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25	7,224	7,151,420

iHeartCommunications, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 5/1/26	2,633	2,603,532

Nexstar Broadcasting, Inc.:

Term Loan, 2.356%, (1 mo. USD LIBOR + 2.25%), 1/17/24	19,401	19,347,676

Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 9/18/26	9,508	9,479,618

Sinclair Television Group, Inc.:

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 9/30/26	6,329	6,257,428

Term Loan, 3.12%, (1 mo. USD LIBOR + 3.00%), 4/1/28	23,194	23,020,093

Terrier Media Buyer, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 12/17/26	19,102	18,994,663

Univision Communications, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 3/15/24	17,716	17,697,807

		$130,098,918

Retailers (Except Food and Drug) — 1.3%

Apro, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 11/14/26	4,356	$4,364,258

Ascena Retail Group, Inc., Term Loan, 0.00%, 8/21/22(15)	10,286	1,782,961

BJ’s Wholesale Club, Inc., Term Loan, 2.111%, (1 mo. USD LIBOR + 2.00%), 2/3/24	1,318	1,318,955

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	5,050	5,046,844

37	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

David’s Bridal, Inc.:

Term Loan, 7.00%, (3 mo. USD LIBOR + 6.00%, Floor 1.00%), 6/30/23	4,251	$3,827,978

Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 6.00% cash, 5.00% PIK, 6/23/23	3,655	3,608,243

Go Wireless, Inc., Term Loan, 7.50%, (1 mo. USD LIBOR + 6.50%, Floor 1.00%), 12/22/24	5,968	5,968,866

Great Outdoors Group, LLC, Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	29,411	29,584,230

Harbor Freight Tools USA, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 10/19/27	18,806	18,820,532

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	6,996	6,959,209

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	12,150	12,200,119

Phillips Feed Service, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(5)	483	386,202

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(5)(15)	1,637	1,309,488

Protective Industrial Products, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 1/20/28	4,900	4,896,937

		$100,074,822

Steel — 0.5%

Atkore International, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 12/22/23	9,871	$9,902,202

Neenah Foundry Company, Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), 12/13/22	6,969	6,097,875

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	2,647	2,624,204

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(11)	1,796	1,795,500

Zekelman Industries, Inc., Term Loan, 2.11%, (1 mo. USD LIBOR + 2.00%), 1/24/27	19,852	19,678,631

		$40,098,412

Surface Transport — 0.4%

Avis Budget Car Rental, LLC, Term Loan, 2.37%, (1 mo. USD LIBOR + 2.25%), 8/6/27	7,103	$6,967,116

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26	20,100	20,053,557

Borrower/Description		Principal Amount* (000’s omitted)	Value

Surface Transport (continued)

PODS, LLC, Term Loan, 3/31/28(12)		2,000	$1,994,642

XPO Logistics, Inc., Term Loan, 1.861%, (1 mo. USD LIBOR + 1.75%), 2/24/25		4,275	4,258,302

			$33,273,617

Telecommunications — 3.5%

Avaya, Inc., Term Loan, 4.115%, (1 mo. USD LIBOR + 4.00%), 12/15/27		1,600	$1,604,250

CenturyLink, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/15/27		50,794	50,264,641

Ciena Corporation, Term Loan, 1.866%, (1 mo. USD LIBOR + 1.75%), 9/26/25		1,904	1,906,290

Cyxtera DC Holdings, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		16,152	15,780,772

Digicel International Finance Limited, Term Loan, 3.51%, (6 mo. USD LIBOR + 3.25%), 5/28/24		14,279	13,832,734

Gamma Infrastructure III B.V., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/9/25	EUR	18,637	22,307,918

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		9,639	9,462,403

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 3/23/26		6,199	5,796,108

Intelsat Jackson Holdings S.A.:

DIP Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 7/13/22		9,286	9,413,733

Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23		15,550	15,847,114

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		15,794	16,156,829

IPC Corp., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 8/6/21(5)		11,591	9,618,063

Level 3 Financing, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/1/27		1,098	1,085,957

Onvoy, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		12,504	12,507,126

SBA Senior Finance II, LLC, Term Loan, 1.87%, (1 mo. USD LIBOR + 1.75%), 4/11/25		15,457	15,360,947

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		11,058	10,924,386

Zayo Group Holdings, Inc., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 3/9/27	EUR	3,812	4,577,792

Ziggo Financing Partnership, Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 4/30/28		47,575	47,152,106

			$263,599,169

38	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Utilities — 0.3%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25	7,718	$7,646,839

Calpine Corporation:

Term Loan, 2.12%, (1 mo. USD LIBOR + 2.00%), 4/5/26	4,489	4,434,343

Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 12/16/27	10,843	10,800,417

Longview Power, LLC, Term Loan, 11.50%, (3 mo. USD LIBOR + 10.00%, Floor 1.50%), 7/30/25(5)	593	474,679

		$23,356,278

Total Senior Floating-Rate Loans (identified cost $6,494,550,656)		$6,425,880,834

Warrants — 0.0%(9)
Security	Shares	Value

Health Care — 0.0%

THAIHOT Investment Company US Limited, Exp. 10/13/27(5)(7)(8)	246	$0

THAIHOT Investment Company US Limited, Exp. 10/13/27(5)(7)(8)	1,858	0

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(5)(7)(8)	117,852	0

		$0

Leisure Goods / Activities / Movies — 0.0%(9)

Cineworld Group PLC, Exp. 11/23/25(7)(8)	1,791,400	$1,366,892

		$1,366,892

Retailers (Except Food and Drug) — 0.0%

David’s Bridal, LLC, Exp. 11/26/22(5)(7)(8)	51,888	$0

		$0

Total Warrants (identified cost $0)		$1,366,892

Miscellaneous — 0.0%(9)
Security	Shares	Value

Oil and Gas — 0.0%(9)

Paragon Offshore Finance Company, Class A(5)(7)(8)	42,177	$0

Paragon Offshore Finance Company, Class B(7)(8)	21,089	142,351

Total Miscellaneous (identified cost $458,685)		$142,351

Short-Term Investments — 9.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(16)	681,484,442	$681,484,442

Total Short-Term Investments (identified cost $681,484,442)		$681,484,442

Total Investments — 106.0% (identified cost $8,009,749,836)		$7,933,945,505

Less Unfunded Loan Commitments — (0.3)%		$(24,671,880)

Net Investments — 105.7% (identified cost $7,985,077,956)		$7,909,273,625

Other Assets, Less Liabilities — (5.7)%		$(429,342,978)

Net Assets — 100.0%		$7,479,930,647

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $658,447,356 or 8.8% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after April 30, 2021.

(4)	Variable rate security whose interest rate will be determined after April 30, 2021.

(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(6)	Affiliated company (see Note 7).

(7)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(8)	Non-income producing security.

(9)	Amount is less than 0.05%.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

39	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

(11)

The stated interest rate represents the weighted average interest rate at April 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(12)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

(13)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At April 30, 2021, the total value of unfunded loan commitments is $23,735,315. See Note 1F for description.

(14)	Fixed-rate loan.

(15)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(16)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	151,322,560	USD	182,162,098	Standard Chartered Bank	5/4/21	$—	$(234,603)

USD	177,948,946	EUR	151,322,560	Standard Chartered Bank	5/4/21	—	(3,978,548)

USD	182,261,791	EUR	151,322,560	Standard Chartered Bank	6/2/21	231,022	—

USD	155,996,890	EUR	132,308,395	Goldman Sachs International	6/30/21	—	(3,256,631)

USD	4,009,212	EUR	3,327,904	HSBC Bank USA, N.A.	6/30/21	3,567	—

USD	3,371,170	EUR	2,835,750	HSBC Bank USA, N.A.	6/30/21	—	(42,092)

USD	6,462,565	EUR	5,436,375	HSBC Bank USA, N.A.	6/30/21	—	(80,949)

USD	15,624,065	EUR	12,969,422	State Street Bank and Trust Company	6/30/21	13,368	—

USD	171,473,077	EUR	141,187,393	HSBC Bank USA, N.A.	7/30/21	1,426,211	—

USD	44,223,041	GBP	31,713,804	State Street Bank and Trust Company	7/30/21	414,496	—

						$2,088,664	$(7,592,823)

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

40	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $7,301,248,106)	$7,205,331,224

Affiliated investments, at value (identified cost, $683,829,850)	703,942,401

Cash	21,017,956

Deposits for derivatives collateral — forward foreign currency exchange contracts	10,091,000

Interest receivable	18,490,974

Dividends receivable from affiliated investments	51,508

Receivable for investments sold	6,388,019

Receivable for open forward foreign currency exchange contracts	2,088,664

Other receivables	2,064,998

Prepaid expenses	1,359,784

Total assets	$7,970,826,528

Liabilities

Cash collateral due to broker	$40,000

Payable for investments purchased	473,382,905

Payable for when-issued securities	1,999,000

Payable for open forward foreign currency exchange contracts	7,592,823

Due to custodian — foreign currency, at value (identified cost, $3,340,104)	3,335,771

Payable to affiliates:

Investment adviser fee	2,983,103

Trustees’ fees	9,087

Accrued expenses	1,553,192

Total liabilities	$490,895,881

Net Assets applicable to investors’ interest in Portfolio	$7,479,930,647

41	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income	$128,866,236

Dividends (net of foreign taxes, $171,797)	3,778,103

Dividends from affiliated investments	228,898

Total investment income	$132,873,237

Expenses

Investment adviser fee	$15,844,474

Trustees’ fees and expenses	54,250

Custodian fee	575,406

Legal and accounting services	320,461

Interest expense and fees	1,065,175

Miscellaneous	103,761

Total expenses	$17,963,527

Net investment income	$114,909,710

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(3,353,352)

Foreign currency transactions	689,668

Forward foreign currency exchange contracts	(2,973,263)

Net realized loss	$(5,636,947)

Change in unrealized appreciation (depreciation) —

Investments	$226,840,320

Investments — affiliated investments	(9,907,786)

Foreign currency	(920,132)

Forward foreign currency exchange contracts	(10,302,662)

Net change in unrealized appreciation (depreciation)	$205,709,740

Net realized and unrealized gain	$200,072,793

Net increase in net assets from operations	$314,982,503

42	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$114,909,710	$271,089,792

Net realized loss	(5,636,947)	(327,446,076)

Net change in unrealized appreciation (depreciation)	205,709,740	33,872,092

Net increase (decrease) in net assets from operations	$314,982,503	$(22,484,192)

Capital transactions —

Contributions	$1,692,137,881	$266,696,978

Withdrawals	(176,691,186)	(2,561,352,547)

Net increase (decrease) in net assets from capital transactions	$1,515,446,695	$(2,294,655,569)

Net increase (decrease) in net assets	$1,830,429,198	$(2,317,139,761)

Net Assets

At beginning of period	$5,649,501,449	$7,966,641,210

At end of period	$7,479,930,647	$5,649,501,449

43	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.57	%(1)	0.59%	0.55%	0.54%	0.56%	0.58%

Net investment income	3.64	%(1)	4.17%	5.09%	4.38%	4.07%	4.58%

Portfolio Turnover	15	%(2)	28%	16%	30%	42%	27%

Total Return	5.36	%(2)	1.18%	1.64%	5.05%	5.69%	7.10%

Net assets, end of period (000’s omitted)	$7,479,931		$5,649,501	$7,966,641	$11,502,389	$9,795,966	$8,205,738

(1)	Annualized.

(2)	Not annualized.

44	See Notes to Financial Statements.

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Floating-Rate Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 86.7% and 13.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which

45

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery or when-issued basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

46

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

K  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion but less than $2 billion, 0.490% from $2 billion but less than $5 billion, 0.460% from $5 billion but less than $10 billion, 0.435% from $10 billion but less than $15 billion, 0.415% from $15 billion but less than $20 billion, 0.400% from $20 billion but less than $25 billion and 0.390% of average daily net assets of $25 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $15,844,474 or 0.50% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and principal repayments on Senior Loans, aggregated $2,409,094,052 and $920,197,368, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,988,958,743

Gross unrealized appreciation	$95,897,822

Gross unrealized depreciation	(181,087,099)

Net unrealized depreciation	$(85,189,277)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $7,592,823. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $10,051,000 at April 30, 2021.

47

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$2,088,664	(1)	$(7,592,823	)(2)

Total Derivatives subject to master netting or similar agreements	$2,088,664		$(7,592,823)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$1,429,778	$(123,041)	$(546,500)	$—	$760,237

Standard Chartered Bank	231,022	(231,022)	—	—	—

State Street Bank and Trust Company	427,864	—	(427,864)	—	—

	$2,088,664	$(354,063)	$(974,364)	$—	$760,237

48

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(3,256,631)	$—	$—	$3,256,631	$—

HSBC Bank USA, N.A.	(123,041)	123,041	—	—	—

Standard Chartered Bank	(4,213,151)	231,022	—	3,982,129	—

	$(7,592,823)	$354,063	$—	$7,238,760	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(2,973,263)	$(10,302,662)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $667,419,000.

6  Credit Facility

The Portfolio participates with another portfolio and fund managed by EVM and its affiliates in a $650 million ($750 million prior to March 8, 2021) unsecured credit facility agreement (Agreement) with a group of banks, which is in effect through March 7, 2022. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is payable on amounts borrowed overnight at the Federal Funds rate plus a margin and for all other amounts borrowed for longer periods at a base rate or LIBOR, plus a margin. Base rate is the highest of (a) the administrative agent’s prime rate, (b) the Federal Funds Rate plus a margin and (c) the one month LIBOR rate plus a margin. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of each lender’s commitment amount is allocated among the participating portfolios and fund at the end of each quarter. Also included in interest expense and fees on the Statement of Operations is approximately $562,000 of amortization of upfront fees paid by the Portfolio in connection with the annual renewal of the Agreement. The unamortized balance of upfront fees at April 30, 2021 is $1,076,374 and is included in prepaid expenses in the Statement of Assets and Liabilities. Because the credit facility is not available exclusively to the Portfolio and the maximum amount is capped, it may be unable to borrow some or all of a requested amount at any particular time. The Portfolio did not have any significant borrowings during the six months ended April 30, 2021.

49

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Investments in Affiliated Companies/Funds

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At April 30, 2021, the value of the Portfolio’s investment in affiliated companies and funds was $703,942,401, which represents 9.4% of the Portfolio’s net assets. Transactions in affiliated companies and funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated company/fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/Units, end of period

Common Stocks*

IAP Global Services, LLC(1)(2)(3)	$32,365,745	$—	$—	$—	$(9,907,786)	$22,457,959	$—	2,577

Short Term Investments

Eaton Vance Cash Reserves Fund, LLC	183,387,147	1,513,703,440	(1,015,606,145)	—	—	681,484,442	228,898	681,484,442

Totals				$—	$(9,907,786)	$703,942,401	$228,898

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 8).

(2)	Non-income producing security.

(3)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$265,163,791	$—	$265,163,791

Common Stocks	23,997,540	43,622,829	37,515,397	105,135,766

Convertible Preferred Stocks	—	2,968,649	—	2,968,649

Corporate Bonds	—	402,012,001	—	402,012,001

Exchange-Traded Funds	48,251,410	—	—	48,251,410

Preferred Stocks	—	1,539,369	0	1,539,369

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	6,383,797,767	17,411,187	6,401,208,954

Warrants	—	1,366,892	0	1,366,892

Miscellaneous	—	142,351	0	142,351

Short-Term Investments	—	681,484,442	—	681,484,442

Total Investments	$72,248,950	$7,782,098,091	$54,926,584	$7,909,273,625

Forward Foreign Currency Exchange Contracts	$—	$2,088,664	$—	$2,088,664

Total	$72,248,950	$7,784,186,755	$54,926,584	$7,911,362,289

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(7,592,823)	$—	$(7,592,823)

Total	$—	$(7,592,823)	$—	$(7,592,823)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

51

Eaton Vance

Floating Rate Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

52

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Floating-Rate & High Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); (2) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research (“BMR”) to serve as investment adviser to Eaton Vance Floating Rate Portfolio (“Proposal 2”); (3) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to High Income Opportunities Portfolio (“Proposal 3”); and (4) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as investment sub-adviser to High Income Opportunities Portfolio (“Proposal 4”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	52,818,463.819	548,084.063	1,905,512.013	0

Proposal 2	52,743,258.605	562,874.370	1,965,926.920	0

Proposal 3	52,691,673.114	557,887.934	2,022,498.847	0

Proposal 4	52,718,314.053	571,273.186	1,982,472.656	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting — Eaton Vance Floating Rate Portfolio

Eaton Vance Floating Rate Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

96.531%	1.081%	2.388%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

Interestholder Meeting — High Income Opportunities Portfolio

High Income Opportunities Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (“Proposal 1”); and to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as investment sub-adviser to the Portfolio (“Proposal 2”) . The interestholder meeting results are as follows:

	For	Against	Abstain(1)

Proposal 1	92.981%	1.341%	5.678%

Proposal 2	92.961%	1.347%	5.692%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

53

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Floating Rate Portfolio and High Income Opportunities Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Floating-Rate & High Income Fund	Eaton Vance Management	None

Eaton Vance Floating Rate Portfolio	Boston Management and Research	None

High Income Opportunities Portfolio	Boston Management and Research	EVAIL

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

54

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

55

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction

56

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

57

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

58

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

59

Eaton Vance

Floating-Rate & High Income Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Floating-Rate & High Income Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Eaton Vance Floating Rate Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Floating Rate Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

60

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

61

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

62

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

63

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Floating Rate Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Floating-Rate & High Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7716    4.30.21

Eaton Vance

Global Income Builder Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Global Income Builder Fund

Eaton Vance

Global Income Builder Fund

April 30, 2021

Performance1,2

Portfolio Managers Christopher M. Dyer, CFA and Jeffrey D. Mueller, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, of Boston Management and Research

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	11/30/2005	11/30/2005	22.40%	36.50%	9.88%	7.60%
Class A with 5.75% Maximum Sales Charge	—	—	15.40	28.58	8.59	6.96
Class C at NAV	11/30/2005	11/30/2005	22.00	35.43	9.04	6.80
Class C with 1% Maximum Sales Charge	—	—	21.00	34.43	9.04	6.80
Class I at NAV	01/31/2006	11/30/2005	22.45	36.76	10.17	7.88
Class R at NAV	01/31/2006	11/30/2005	22.22	36.03	9.56	7.32

MSCI World Index	—	—	29.10%	45.33%	14.02%	9.92%
ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index	—	—	8.89	21.56	6.96	5.81
Blended Index	—	—	21.75	36.73	11.62	8.56

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I	Class R

Gross			1.20%	1.95%	0.95%	1.45%
Net			1.17	1.92	0.92	1.42

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Income Builder Fund

April 30, 2021

Fund Profile4

Country Allocation (% of net assets)

Asset Allocation (% of net assets)6

Top 10 Holdings (% of net assets)5

Alphabet, Inc., Class C	2.6%

Microsoft Corp.	2.1

Amazon.com, Inc.	2.1

Apple, Inc.	1.2

ASML Holding NV	1.1

Facebook, Inc., Class A	1.1

Berkshire Hathaway, Inc., Class B	1.0

Bank of New York Mellon Corp. (The)	0.9

Boston Scientific Corp.	0.9

AMETEK, Inc.	0.9

Total	13.9%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Global Income Builder Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index is an unmanaged index of global developed market below investment grade corporate bonds. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 65% MSCI World Index and 35% ICE BofA Developed Markets High Yield Ex-Subordinated Financial Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective December 7, 2015, the Fund changed its name and principal investment strategies to invest in common stocks, preferred stocks and other hybrid securities and income instruments of U.S. and foreign issuers. As of such date, the Fund was no longer required to invest at least 80% of its net assets in dividend-paying common and preferred stocks. Performance prior to December 7, 2015 reflects the Fund’s performance under its former principal investment strategies.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in an affiliated investment company (Portfolio) with substantially the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[5]	Excludes cash and cash equivalents.

[6]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective July 1, 2021, the portfolio managers of the Fund will be Christopher M. Dyer, Jeffrey D. Mueller, John H. Croft and Derek J.V. DiGregorio.

4

Eaton Vance

Global Income Builder Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,224.00	$6.45	**	1.17%
Class C	$1,000.00	$1,220.00	$10.57	**	1.92%
Class I	$1,000.00	$1,224.50	$5.07	**	0.92%
Class R	$1,000.00	$1,222.20	$7.82	**	1.42%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$5.86	**	1.17%
Class C	$1,000.00	$1,015.30	$9.59	**	1.92%
Class I	$1,000.00	$1,020.20	$4.61	**	0.92%
Class R	$1,000.00	$1,017.80	$7.10	**	1.42%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of certain expenses to affiliates, expenses would be higher.

5

Eaton Vance

Global Income Builder Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Global Income Builder Portfolio, at value (identified cost, $236,350,425)	$298,850,471

Foreign currency, at value (identified cost, $79,151)	79,151

Receivable for Fund shares sold	66,649

Receivable from affiliate	10,214

Total assets	$299,006,485

Liabilities

Payable for Fund shares redeemed	$403,202

Payable to affiliates:

Administration fee	36,355

Distribution and service fees	54,712

Trustees’ fees	42

Accrued expenses	92,054

Total liabilities	$586,365

Net Assets	$298,420,120

Sources of Net Assets

Paid-in capital	$230,910,393

Distributable earnings	67,509,727

Total	$298,420,120

Class A Shares

Net Assets	$159,875,799

Shares Outstanding	14,629,356

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.93

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$11.60

Class C Shares

Net Assets	$26,304,816

Shares Outstanding	2,434,928

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.80

Class I Shares

Net Assets	$111,344,867

Shares Outstanding	10,199,603

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.92

Class R Shares

Net Assets	$894,638

Shares Outstanding	82,125

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.89

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest allocated from Portfolio (net of foreign taxes, $8,249)	$3,013,548

Dividends allocated from Portfolio (net of foreign taxes, $211,720)	2,704,010

Other income	79,151

Expenses allocated from Portfolio	(919,174)

Total investment income	$4,877,535

Expenses

Administration fee	$211,806

Distribution and service fees

Class A	186,390

Class C	145,445

Class R	1,850

Trustees’ fees and expenses	250

Custodian fee	13,057

Transfer and dividend disbursing agent fees	87,214

Legal and accounting services	12,337

Printing and postage	21,860

Registration fees	35,252

Miscellaneous	16,506

Total expenses	$731,967

Deduct —

Allocation of expenses to affiliates	$12,377

Total expense reductions	$12,377

Net expenses	$719,590

Net investment income	$4,157,945

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,200)	$10,975,478

Financial futures contracts	79,052

Foreign currency transactions	(148,448)

Forward foreign currency exchange contracts	9,347

Net realized gain	$10,915,429

Change in unrealized appreciation (depreciation) —

Investments	$40,921,146

Financial futures contracts	213,132

Foreign currency	135,937

Forward foreign currency exchange contracts	14,427

Net change in unrealized appreciation (depreciation)	$41,284,642

Net realized and unrealized gain	$52,200,071

Net increase in net assets from operations	$56,358,016

7	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$4,157,945	$9,965,797

Net realized gain (loss)	10,915,429	(2,121,301)

Net change in unrealized appreciation (depreciation)	41,284,642	(4,094,882)

Net increase in net assets from operations	$56,358,016	$3,749,614

Distributions to shareholders —

Class A	$(2,336,876)	$(4,474,765)

Class C	(365,132)	(1,349,718)

Class I	(1,750,531)	(3,932,520)

Class R	(10,913)	(20,600)

Total distributions to shareholders	$(4,463,452)	$(9,777,603)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$6,353,611	$9,334,722

Class C	922,882	1,827,396

Class I	10,593,969	22,327,841

Class R	208,356	86,944

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,162,790	4,148,917

Class C	353,206	1,286,469

Class I	1,558,653	3,498,789

Class R	10,913	20,600

Cost of shares redeemed

Class A	(13,452,972)	(27,194,475)

Class C	(3,831,597)	(12,429,642)

Class I	(14,442,524)	(35,942,330)

Class R	(65,090)	(116,965)

Net asset value of shares converted

Class A	15,133,257	8,012,264

Class C	(15,133,257)	(8,012,264)

Net decrease in net assets from Fund share transactions	$(9,627,803)	$(33,151,734)

Other capital —

Portfolio transaction fee contributed to Portfolio	$(96,476)	$(214,044)

Portfolio transaction fee allocated from Portfolio	94,671	211,372

Net decrease in net assets from other capital	$(1,805)	$(2,672)

Net increase (decrease) in net assets	$42,264,956	$(39,182,395)

Net Assets

At beginning of period	$256,155,164	$295,337,559

At end of period	$298,420,120	$256,155,164

8	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$9.070		$9.210		$8.620		$9.060		$8.130		$8.420

Income (Loss) From Operations

Net investment income(1)	$0.151		$0.330		$0.372		$0.267		$0.357		$0.293	(2)

Net realized and unrealized gain (loss)	1.871		(0.146)		0.542		(0.383)		0.897		(0.259)

Total income (loss) from operations	$2.022		$0.184		$0.914		$(0.116)		$1.254		$0.034

Less Distributions

From net investment income	$(0.162)		$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Total distributions	$(0.162)		$(0.324)		$(0.324)		$(0.324)		$(0.324)		$(0.324)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of period	$10.930		$9.070		$9.210		$8.620		$9.060		$8.130

Total Return(4)(5)	22.40	%(6)	2.12%		10.97%		(1.52)%		15.72%		0.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$159,876		$123,152		$131,104		$115,974		$137,914		$166,221

Ratios (as a percentage of average daily net assets):(7)

Expenses(5)	1.17	%(8)	1.17%		1.24%		1.28%		1.29%		1.30%

Net investment income	2.94	%(8)	3.65%		4.22%		2.94%		4.16%		3.59	%(2)

Portfolio Turnover of the Portfolio(9)	41	%(6)	118%		86%		102%		143%		66	%(6)

Portfolio Turnover of the Fund	—		—		—		—		—		72	%(6)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.96% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.03% and 0.02% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

9	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$8.960		$9.110		$8.530		$8.960		$8.050		$8.340

Income (Loss) From Operations

Net investment income(1)	$0.105		$0.262		$0.292		$0.198		$0.295		$0.229	(2)

Net realized and unrealized gain (loss)	1.859		(0.153)		0.546		(0.371)		0.875		(0.256)

Total income (loss) from operations	$1.964		$0.109		$0.838		$(0.173)		$1.170		$(0.027)

Less Distributions

From net investment income	$(0.124)		$(0.259)		$(0.258)		$(0.257)		$(0.260)		$(0.263)

Total distributions	$(0.124)		$(0.259)		$(0.258)		$(0.257)		$(0.260)		$(0.263)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of period	$10.800		$8.960		$9.110		$8.530		$8.960		$8.050

Total Return(4)(5)	22.00	%(6)	1.29%		10.13%		(2.16)%		14.76%		(0.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,305		$37,875		$56,314		$87,821		$110,594		$125,354

Ratios (as a percentage of average daily net assets):(7)

Expenses(5)	1.92	%(8)	1.92%		2.00%		2.03%		2.04%		2.05%

Net investment income	2.08	%(8)	2.93%		3.36%		2.20%		3.46%		2.84	%(2)

Portfolio Turnover of the Portfolio(9)	41	%(6)	118%		86%		102%		143%		66	%(6)

Portfolio Turnover of the Fund	—		—		—		—		—		72	%(6)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.051 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.21% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.03% and 0.02% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

10	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$9.060		$9.190		$8.610		$9.040		$8.130		$8.410

Income (Loss) From Operations

Net investment income(1)	$0.163		$0.354		$0.386		$0.287		$0.398		$0.326	(2)

Net realized and unrealized gain (loss)	1.871		(0.136)		0.542		(0.369)		0.859		(0.258)

Total income (loss) from operations	$2.034		$0.218		$0.928		$(0.082)		$1.257		$0.068

Less Distributions

From net investment income	$(0.174)		$(0.348)		$(0.348)		$(0.348)		$(0.347)		$(0.348)

Total distributions	$(0.174)		$(0.348)		$(0.348)		$(0.348)		$(0.347)		$(0.348)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of period	$10.920		$9.060		$9.190		$8.610		$9.040		$8.130

Total Return(4)(5)	22.45	%(6)	2.51%		11.17%		(1.26)%		15.90%		0.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$111,345		$94,518		$107,290		$112,202		$108,772		$69,113

Ratios (as a percentage of average daily net assets):(7)

Expenses(5)	0.92	%(8)	0.92%		0.99%		1.02%		1.04%		1.05%

Net investment income	3.18	% (8)	3.92%		4.39%		3.17%		4.61%		4.00	%(2)

Portfolio Turnover of the Portfolio(9)	41	% (6)	118%		86%		102%		143%		66	%(6)

Portfolio Turnover of the Fund	—		—		—		—		—		72	%(6)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.050 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.39% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.03% and 0.02% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

11	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Financial Highlights — continued

	Class R

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$9.040		$9.180		$8.600		$9.030		$8.110		$8.400

Income (Loss) From Operations

Net investment income(1)	$0.141		$0.310		$0.345		$0.243		$0.331		$0.274	(2)

Net realized and unrealized gain (loss)	1.859		(0.149)		0.536		(0.373)		0.890		(0.262)

Total income (loss) from operations	$2.000		$0.161		$0.881		$(0.130)		$1.221		$0.012

Less Distributions

From net investment income	$(0.150)		$(0.301)		$(0.301)		$(0.300)		$(0.301)		$(0.302)

Total distributions	$(0.150)		$(0.301)		$(0.301)		$(0.300)		$(0.301)		$(0.302)

Portfolio transaction fee, net(1)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)	$(0.000	)(3)

Net asset value — End of period	$10.890		$9.040		$9.180		$8.600		$9.030		$8.110

Total Return(4)(5)	22.22	%(6)	1.87%		10.59%		(1.78)%		15.45%		0.18%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$895		$610		$629		$506		$503		$765

Ratios (as a percentage of average daily net assets):(7)

Expenses(5)	1.42	%(8)	1.42%		1.49%		1.52%		1.54%		1.55%

Net investment income	2.75	%(8)	3.44%		3.92%		2.69%		3.84%		3.37	%(2)

Portfolio Turnover of the Portfolio(9)	41	%(6)	118%		86%		102%		143%		66	%(6)

Portfolio Turnover of the Fund	—		—		—		—		—		72	%(6)(10)

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.049 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.77% for the year ended October 31, 2016.

(3)	Amount is less than $(0.0005).

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.01%, 0.03% and 0.02% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020 and 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Annualized.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the period from November 1, 2015 through March 27, 2016 when the Fund was making investments directly in securities.

12	See Notes to Financial Statements.

Eaton Vance

Global Income Builder Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Income Builder Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. Effective March 28, 2016, the Fund began investing all of its investable assets in interests in Global Income Builder Portfolio (the Portfolio), a Massachusetts business trust, having substantially the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.6% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended April 30, 2021, the Fund received $79,151 from Finland for previously withheld dividend taxes and interest thereon. Such amount is included in other income on the Statement of Operations. No other amounts for tax reclaims or interest thereon are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

13

Eaton Vance

Global Income Builder Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $6,724,911 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $6,724,911 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment advisory fee is computed at an annual rate of 0.550% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Direct Assets”) up to $500 million, 0.525% of $500 million but less than $1 billion, 0.500% of $1 billion but less than $2.5 billion and 0.475% on Direct Assets of $2.5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Direct Assets.

Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM, an affiliate of BMR and effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $211,806. EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.17%, 1.92%, 0.92% and 1.42% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM and EVAIL were allocated $12,377 in total of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $5,696 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,748 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $186,390 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $109,084 for Class C shares.

14

Eaton Vance

Global Income Builder Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $925 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $36,361 and $925 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class A shareholders and approximately $1,000 of CDSCs paid by Class C shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,221,656 and $22,559,741, respectively. In addition, a Portfolio transaction fee is imposed by the Portfolio on the combined daily inflows or outflows of the Fund and the Portfolio’s other investors as more fully described at Note 1L of the Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in the Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	614,349	1,074,650

Issued to shareholders electing to receive payments of distributions in Fund shares	208,355	465,741

Redemptions	(1,300,167)	(3,083,626)

Converted from Class C shares	1,525,503	889,129

Net increase (decrease)	1,048,040	(654,106)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	89,230	206,571

Issued to shareholders electing to receive payments of distributions in Fund shares	34,621	146,326

Redemptions	(371,272)	(1,411,113)

Converted to Class A shares	(1,542,827)	(899,314)

Net decrease	(1,790,248)	(1,957,530)

15

Eaton Vance

Global Income Builder Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	1,017,198	2,546,241

Issued to shareholders electing to receive payments of distributions in Fund shares	150,469	393,731

Redemptions	(1,404,883)	(4,172,323)

Net decrease	(237,216)	(1,232,351)

Class R	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	20,066	9,690

Issued to shareholders electing to receive payments of distributions in Fund shares	1,053	2,324

Redemptions	(6,469)	(13,059)

Net increase (decrease)	14,650	(1,045)

16

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 60.1%
Security	Shares	Value

Aerospace & Defense — 0.4%

Safran S.A.(1)	9,060	$1,352,736

		$1,352,736

Air Freight & Logistics — 0.5%

PostNL NV	301,543	$1,575,088

		$1,575,088

Banks — 4.6%

Bank of New York Mellon Corp. (The)	55,322	$2,759,461

Citigroup, Inc.	31,658	2,255,316

Credit Agricole S.A.(1)	106,447	1,646,544

HDFC Bank, Ltd.(1)	57,776	1,098,209

ING Groep NV	136,623	1,745,356

Mitsubishi UFJ Financial Group, Inc.(2)	268,285	1,427,302

Svenska Handelsbanken AB, Class A	117,230	1,357,555

Wells Fargo & Co.	37,767	1,701,403

		$13,991,146

Beverages — 1.1%

Coca-Cola Co. (The)	28,233	$1,524,017

Diageo PLC(1)	42,058	1,888,041

		$3,412,058

Biotechnology — 0.6%

CSL, Ltd.	8,140	$1,700,401

		$1,700,401

Building Products — 0.7%

Assa Abloy AB, Class B	52,807	$1,505,505

Kingspan Group PLC	8,798	782,538

		$2,288,043

Capital Markets — 0.3%

Azimut Holding SpA	43,175	$1,032,982

		$1,032,982

Chemicals — 0.4%

Sika AG(1)	4,143	$1,237,359

		$1,237,359

Security	Shares	Value

Construction & Engineering — 0.5%

Abengoa S.A., Class A(1)(3)	36,194	$0

Abengoa S.A., Class B(1)(3)	374,261	0

Bouygues S.A.	34,234	1,467,112

		$1,467,112

Construction Materials — 0.6%

CRH PLC(1)	37,741	$1,780,779

		$1,780,779

Consumer Finance — 0.4%

Capital One Financial Corp.	8,204	$1,223,052

		$1,223,052

Diversified Financial Services — 1.3%

Berkshire Hathaway, Inc., Class B(1)	10,704	$2,943,065

ORIX Corp.	71,345	1,151,784

		$4,094,849

Diversified Telecommunication Services — 0.6%

Swisscom AG(1)	680	$369,205

Telefonica Deutschland Holding AG	527,971	1,534,374

		$1,903,579

Electric Utilities — 1.3%

Fortum Oyj	47,740	$1,254,550

Iberdrola S.A.	92,097	1,244,594

NextEra Energy, Inc.	18,310	1,419,208

		$3,918,352

Electrical Equipment — 1.7%

AMETEK, Inc.	19,923	$2,688,210

Schneider Electric SE	13,399	2,137,888

Signify NV(1)(4)	8,424	478,391

		$5,304,489

Electronic Equipment, Instruments & Components — 2.6%

CDW Corp.	8,380	$1,494,405

Halma PLC	31,661	1,131,330

Keyence Corp.	2,633	1,263,979

Murata Manufacturing Co., Ltd.	12,079	960,370

TE Connectivity, Ltd.	13,020	1,750,799

Zebra Technologies Corp., Class A(1)	3,088	1,506,141

		$8,107,024

17	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Entertainment — 1.2%

Nintendo Co., Ltd.	1,756	$1,007,334

Walt Disney Co. (The)(1)	14,274	2,655,250

		$3,662,584

Equity Real Estate Investment Trusts (REITs) — 0.7%

American Tower Corp.	3,987	$1,015,768

Equity Residential	13,430	996,909

		$2,012,677

Food Products — 1.5%

Mondelez International, Inc., Class A	40,179	$2,443,285

Nestle S.A.(1)	18,762	2,238,882

		$4,682,167

Health Care Equipment & Supplies — 2.5%

Alcon, Inc.	23,498	$1,764,952

Boston Scientific Corp.(1)	62,337	2,717,893

Intuitive Surgical, Inc.(1)	2,180	1,885,700

Straumann Holding AG	971	1,387,726

		$7,756,271

Health Care Providers & Services — 0.5%

Anthem, Inc.(1)	4,192	$1,590,403

		$1,590,403

Hotels, Restaurants & Leisure — 0.5%

Compass Group PLC(1)	65,010	$1,414,245

		$1,414,245

Industrial Conglomerates — 0.6%

DCC PLC	19,473	$1,689,653

		$1,689,653

Insurance — 2.8%

Allianz SE	5,155	$1,338,325

Allstate Corp. (The)	12,375	1,569,150

Assicurazioni Generali SpA(1)	78,196	1,565,205

Aviva PLC	156,886	867,351

AXA S.A.	51,955	1,467,470

Swiss Re AG(1)	17,383	1,613,857

		$8,421,358

Security	Shares	Value

Interactive Media & Services — 4.0%

Alphabet, Inc., Class C(1)	3,250	$7,832,890

Facebook, Inc., Class A(1)	10,056	3,269,005

Tencent Holdings, Ltd.	13,937	1,111,782

		$12,213,677

Internet & Direct Marketing Retail — 2.1%

Amazon.com, Inc.(1)(5)	1,861	$6,452,869

		$6,452,869

IT Services — 2.2%

Amadeus IT Group S.A.(1)	23,996	$1,634,080

Fidelity National Information Services, Inc.	10,166	1,554,382

Global Payments, Inc.	4,813	1,033,014

Visa, Inc., Class A	10,446	2,439,768

		$6,661,244

Leisure Products — 0.6%

Yamaha Corp.	31,555	$1,722,131

		$1,722,131

Life Sciences Tools & Services — 0.3%

Lonza Group AG(1)	1,508	$958,657

		$958,657

Machinery — 2.3%

Alstom S.A.(1)	25,422	$1,388,336

Ingersoll Rand, Inc.(1)	24,552	1,213,114

Sandvik AB(1)	57,663	1,425,974

SMC Corp.	2,204	1,280,694

Stanley Black & Decker, Inc.	8,085	1,671,735

		$6,979,853

Media — 0.0%(6)

Clear Channel Outdoor Holdings, Inc.(1)	3,408	$8,554

iHeartMedia, Inc., Class A(1)	715	13,685

		$22,239

Metals & Mining — 0.8%

Rio Tinto, Ltd.	25,959	$2,412,757

		$2,412,757

18	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

AGNC Investment Corp.	48,311	$866,216

		$866,216

Multi-Utilities — 1.1%

A2A SpA	685,426	$1,340,674

CMS Energy Corp.	10,882	700,692

E.ON SE	116,350	1,402,928

		$3,444,294

Oil, Gas & Consumable Fuels — 1.7%

Chevron Corp.	14,063	$1,449,473

EOG Resources, Inc.	30,347	2,234,753

Extraction Oil & Gas, Inc.(1)	8,474	354,044

Extraction Oil & Gas, Inc.(1)(3)(7)	425	17,698

Phillips 66(1)	15,200	1,229,832

		$5,285,800

Personal Products — 0.7%

Unilever PLC	35,072	$2,054,415

		$2,054,415

Pharmaceuticals — 3.7%

AstraZeneca PLC	8,232	$876,246

Eli Lilly & Co.	10,732	1,961,488

Novo Nordisk A/S, Class B	24,134	1,780,303

Orion Oyj, Class B	12,497	553,184

Roche Holding AG PC(1)	5,171	1,686,551

Sanofi	22,125	2,319,635

Zoetis, Inc.(1)	12,775	2,210,458

		$11,387,865

Professional Services — 1.5%

Recruit Holdings Co., Ltd.	36,171	$1,630,859

RELX PLC	83,641	2,170,104

Verisk Analytics, Inc.	4,453	838,055

		$4,639,018

Semiconductors & Semiconductor Equipment — 3.3%

ASML Holding NV	5,128	$3,328,797

Infineon Technologies AG	51,652	2,071,273

Micron Technology, Inc.(1)	26,684	2,296,692

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	19,867	2,319,274

		$10,016,036

Security	Shares	Value

Software — 3.0%

Dassault Systemes SE	6,315	$1,464,906

Intuit, Inc.	3,022	1,245,548

Microsoft Corp.	25,735	6,489,852

		$9,200,306

Specialty Retail — 1.4%

Lowe’s Cos., Inc.	10,022	$1,966,817

TJX Cos., Inc. (The)	31,461	2,233,731

		$4,200,548

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	28,477	$3,743,586

		$3,743,586

Textiles, Apparel & Luxury Goods — 2.0%

adidas AG(1)	8,039	$2,482,932

LVMH Moet Hennessy Louis Vuitton SE	3,511	2,645,013

VF Corp.	10,505	920,868

		$6,048,813

Total Common Stocks (identified cost $124,567,336)		$183,928,731

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.1%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$137	$146,247

		$146,247

Leisure — 0.0%(6)

Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23(4)	$29	$40,847

		$40,847

Total Convertible Bonds (identified cost $154,891)		$187,094

19	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Corporate Bonds — 35.2%
Security		Principal Amount* (000’s omitted)	Value

Aerospace & Defense — 0.8%

BWX Technologies, Inc., 5.375%, 7/15/26(4)		215	$221,945

Moog, Inc., 4.25%, 12/15/27(4)		170	175,102

Rolls-Royce PLC:

5.75%, 10/15/27(4)		492	528,595

5.75%, 10/15/27(8)	GBP	161	242,235

TransDigm UK Holdings PLC, 6.875%, 5/15/26		200	210,875

TransDigm, Inc.:

4.625%, 1/15/29(4)		185	182,619

5.50%, 11/15/27		106	110,451

6.25%, 3/15/26(4)		419	444,140

6.50%, 5/15/25		30	30,460

7.50%, 3/15/27		327	350,730

			$2,497,152

Airlines — 0.4%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(4)		314	$330,093

5.75%, 4/20/29(4)		314	336,843

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.75%, 10/20/28(4)		110	120,882

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(4)		151	165,608

United Airlines, Inc.:

4.375%, 4/15/26(4)		136	141,300

4.625%, 4/15/29(4)		136	141,501

			$1,236,227

Auto Components — 0.6%

Clarios Global, L.P., 6.75%, 5/15/25(4)		81	$87,101

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(8)	EUR	181	225,224

8.50%, 5/15/27(4)		765	827,156

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(4)		234	242,429

TI Automotive Finance PLC, 3.75%, 4/15/29(8)	EUR	400	485,746

Wheel Pros, Inc., 6.50%, 5/15/29(4)(9)		90	90,347

			$1,958,003

Automobiles — 0.9%

Ford Motor Co.:

4.75%, 1/15/43		197	$198,955

8.50%, 4/21/23		202	226,493

9.625%, 4/22/30		208	291,981

Security		Principal Amount* (000’s omitted)	Value

Automobiles (continued)

Ford Motor Credit Co., LLC:

3.087%, 1/9/23		231	$235,667

3.37%, 11/17/23		253	260,906

3.815%, 11/2/27		327	335,656

4.00%, 11/13/30		200	204,518

4.125%, 8/17/27		555	580,730

5.125%, 6/16/25		200	218,730

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(10)(11)		85	95,200

Jaguar Land Rover Automotive PLC, 6.875%, 11/15/26(8)	EUR	100	137,417

			$2,786,253

Banks — 1.7%

Banco Mercantil del Norte S.A./Grand Cayman, 7.625% to 1/10/28(4)(10)(11)		200	$222,143

Citigroup, Inc.:

5.95% to 1/30/23(10)(11)		125	132,266

Series M, 6.30% to 5/15/24(10)(11)		200	215,679

Comerica, Inc., 5.625% to 7/1/25(10)(11)		125	139,590

Credit Suisse Group AG, 7.50% to 7/17/23(4)(10)(11)		208	223,038

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(10)(11)		220	237,325

HSBC Holdings PLC, 4.60% to 12/17/30(10)(11)		200	203,500

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(10)(11)		125	145,969

JPMorgan Chase & Co.:

Series HH, 4.60% to 2/1/25(10)(11)		298	307,685

Series S, 6.75%, to 2/1/24(10)(11)		215	239,053

Series X, 6.10% to 10/1/24(10)(11)		329	358,404

Lloyds Banking Group PLC, 7.50% to 9/27/25(10)(11)		200	231,750

Regions Financial Corp., Series D, 5.75% to 6/15/25(10)(11)		63	70,403

Societe Generale S.A., 5.375% to 11/18/30(4)(10)(11)		200	208,500

Standard Chartered PLC, 4.75% to 1/14/31(4)(10)(11)		229	232,624

SVB Financial Group, 4.10% to 2/15/31(10)(11)		58	58,471

Truist Financial Corp.:

Series P, 4.95% to 9/1/25(10)(11)		62	68,355

Series Q, 5.10% to 3/1/30(10)(11)		77	85,860

Vivion Investments S.a.r.l., 3.00%, 8/8/24(8)	EUR	1,200	1,414,078

Zions Bancorp NA, 5.80% to 6/15/23(10)(11)		268	277,380

			$5,072,073

20	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Biotechnology — 0.1%

Emergent BioSolutions, Inc., 3.875%, 8/15/28(4)		185	$173,677

			$173,677

Building Products — 1.3%

Boise Cascade Co., 4.875%, 7/1/30(4)		116	$123,178

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:

4.875%, 2/15/30(4)		121	121,000

6.25%, 9/15/27(4)		63	66,959

Builders FirstSource, Inc.:

5.00%, 3/1/30(4)		90	95,753

6.75%, 6/1/27(4)		134	144,271

Empire Communities Corp., 7.00%, 12/15/25(4)		247	264,957

HT Troplast GmbH, 9.25%, 7/15/25(8)	EUR	360	475,507

M/I Homes, Inc., 4.95%, 2/1/28		82	86,381

Masonite International Corp., 5.375%, 2/1/28(4)		105	110,908

Patrick Industries, Inc., 4.75%, 5/1/29(4)		200	200,825

PCF GmbH, 4.75%, 4/15/26(8)	EUR	175	211,840

Shea Homes, L.P./Shea Homes Funding Corp.:

4.75%, 2/15/28(4)		253	257,902

4.75%, 4/1/29(4)		72	72,992

Standard Industries, Inc.:

4.375%, 7/15/30(4)		192	192,720

5.00%, 2/15/27(4)		78	80,535

Taylor Morrison Communities, Inc.:

5.125%, 8/1/30(4)		112	123,511

5.75%, 1/15/28(4)		196	221,847

5.875%, 6/15/27(4)		146	166,043

TRI Pointe Group, Inc., 5.70%, 6/15/28		261	290,527

Victoria PLC, 3.625%, 8/24/26(8)	EUR	514	628,167

			$3,935,823

Capital Markets — 0.2%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(10)		150	$156,795

Charles Schwab Corp. (The), Series I, 4.00% to 6/1/26(10)(11)		259	266,786

UBS Group AG, 4.375% to 2/10/31(4)(10)(11)		200	199,752

			$623,333

Casino & Gaming — 0.4%

Cinemark USA, Inc.:

4.875%, 6/1/23		270	$269,986

5.875%, 3/15/26(4)		67	69,513

8.75%, 5/1/25(4)		48	52,320

Security		Principal Amount* (000’s omitted)	Value

Casino & Gaming (continued)

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(4)		337	$358,821

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(4)		215	214,731

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(4)		287	300,805

			$1,266,176

Chemicals — 1.2%

Herens Holdco S.a.r.l., 4.75%, 5/15/28(4)(9)		201	$201,000

Herens Midco S.a.r.l., 5.25%, 5/15/29(8)(9)	EUR	1,240	1,490,790

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(8)	EUR	232	280,269

K+S AG, 3.00%, 6/20/22(8)	EUR	400	486,559

NOVA Chemicals Corp., 4.25%, 5/15/29(4)(9)		133	132,002

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(4)		310	319,343

SCIH Salt Holdings, Inc., 6.625%, 5/1/29(4)		151	148,735

SPCM S.A., 4.875%, 9/15/25(4)		200	205,316

Valvoline, Inc.:

3.625%, 6/15/31(4)		128	125,280

4.25%, 2/15/30(4)		140	143,674

W.R. Grace & Co., 4.875%, 6/15/27(4)		245	255,719

			$3,788,687

Commercial Services & Supplies — 1.4%

Adtalem Global Education, Inc., 5.50%, 3/1/28(4)		263	$263,986

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.25%, 3/15/25(4)		65	66,097

5.375%, 3/1/29(4)		127	132,397

5.75%, 7/15/27(4)		89	94,343

5.75%, 7/15/27(4)		110	116,256

Clean Harbors, Inc.:

4.875%, 7/15/27(4)		101	105,293

5.125%, 7/15/29(4)		61	65,930

Covanta Holding Corp., 5.875%, 7/1/25		95	99,408

Gartner, Inc.:

3.75%, 10/1/30(4)		107	107,451

4.50%, 7/1/28(4)		151	158,931

GFL Environmental, Inc.:

3.50%, 9/1/28(4)		240	231,630

3.75%, 8/1/25(4)		130	132,523

8.50%, 5/1/27(4)		313	343,322

21	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Commercial Services & Supplies (continued)

Hertz Corp. (The):

5.50%, 10/15/24(4)(12)		110	$114,697

6.00%, 1/15/28(4)(12)		58	63,161

6.25%, 10/15/22(12)		167	175,559

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(4)		601	593,439

NESCO Holdings II, Inc., 5.50%, 4/15/29(4)		206	212,437

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		550	645,458

Team Health Holdings, Inc., 6.375%, 2/1/25(4)		413	366,537

Tervita Corp., 11.00%, 12/1/25(4)		171	194,116

			$4,282,971

Construction Materials — 0.1%

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(4)		275	$291,822

			$291,822

Consumer Finance — 0.3%

CPUK Finance, Ltd., 4.875%, 2/28/47(8)	GBP	278	$390,103

PRA Group, Inc., 7.375%, 9/1/25(4)		261	280,086

William Carter Co. (The), 5.625%, 3/15/27(4)		144	151,560

			$821,749

Containers & Packaging — 0.5%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:

2.125%, 8/15/26(8)	EUR	410	$493,956

4.125%, 8/15/26(4)		253	260,590

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(8)	EUR	343	406,445

Trivium Packaging Finance B.V., 3.75%, 8/15/26(8)	EUR	230	284,225

			$1,445,216

Cosmetics/Personal Care — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(4)		180	$191,475

			$191,475

Distributors — 0.4%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(4)		416	$414,461

Parts Europe S.A., 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(8)(13)	EUR	455	546,837

Performance Food Group, Inc., 5.50%, 10/15/27(4)		169	178,408

			$1,139,706

Security		Principal Amount* (000’s omitted)	Value

Diversified Consumer Services — 0.3%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(8)		750	$792,079

			$792,079

Diversified Financial Services — 0.9%

Alliance Data Systems Corp., 4.75%, 12/15/24(4)		194	$199,515

Allied Universal Holdco, LLC, 6.625%, 7/15/26(4)		226	239,284

Allied Universal Holdco, LLC/Allied Universal Finance Corp., 9.75%, 7/15/27(4)		203	223,242

Ally Financial, Inc., Series B, 4.70% to 5/15/26(10)(11)		237	240,839

Alpha Holding S.A. de CV, 9.00%, 2/10/25(4)		200	50,500

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(8)	GBP	71	99,624

Discover Financial Services, Series D, 6.125% to 6/23/25(10)(11)		101	114,256

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(8)(13)	EUR	479	590,036

5.375%, 2/15/26(8)	GBP	180	260,277

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

6.25%, 5/15/26		291	307,238

6.375%, 12/15/25		120	124,138

Louvre Bidco S.A.S., 6.50%, 9/30/24(8)	EUR	310	386,348

			$2,835,297

Diversified Telecommunication Services — 0.1%

Level 3 Financing, Inc.:

4.25%, 7/1/28(4)		264	$266,339

5.25%, 3/15/26		90	92,899

			$359,238

Electric Utilities — 1.1%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(4)		353	$370,650

FirstEnergy Corp., Series B, 4.40%, 7/15/27		257	281,709

Imola Merger Corp., 4.75%, 5/15/29(4)		452	470,057

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(10)		155	180,587

NextEra Energy Operating Partners, L.P.:

4.25%, 9/15/24(4)		9	9,518

4.50%, 9/15/27(4)		150	162,339

NRG Energy, Inc.:

3.375%, 2/15/29(4)		106	104,005

3.625%, 2/15/31(4)		177	173,637

5.25%, 6/15/29(4)		122	130,981

22	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(4)		173	$175,595

Sempra Energy, 4.875% to 10/15/25(10)(11)		235	257,663

Southern California Edison Co., Series E, 6.25% to 2/1/22(10)(11)		101	103,045

Southern Co. (The), Series B:

4.00% to 10/15/25, 1/15/51(10)		56	59,920

5.50% to 3/15/22, 3/15/57(10)		192	197,275

TerraForm Power Operating, LLC:

4.25%, 1/31/23(4)		95	97,672

5.00%, 1/31/28(4)		237	254,627

Vistra Operations Co., LLC, 5.00%, 7/31/27(4)		232	240,649

			$3,269,929

Electronic Equipment, Instruments & Components — 0.1%

WESCO Distribution, Inc., 7.25%, 6/15/28(4)		153	$170,021

			$170,021

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(4)		202	$216,437

Banijay Group S.A.S., 6.50%, 3/1/26(8)	EUR	449	555,330

Caesars Entertainment, Inc.:

6.25%, 7/1/25(4)		417	443,876

8.125%, 7/1/27(4)		271	301,478

Gamma Bidco SpA, 6.25%, 7/15/25(8)	EUR	200	252,185

Live Nation Entertainment, Inc., 3.75%, 1/15/28(4)		69	68,835

Netflix, Inc.:

3.00%, 6/15/25(8)	EUR	370	485,452

4.875%, 6/15/30(4)		300	348,421

5.875%, 11/15/28		300	365,400

Powdr Corp., 6.00%, 8/1/25(4)		253	267,231

			$3,304,645

Equity Real Estate Investment Trusts (REITs) — 0.1%

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc.:

4.50%, 9/1/26		100	$105,875

5.625%, 5/1/24		200	215,894

			$321,769

Food Products — 0.9%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC, 5.875%, 2/15/28(4)		181	$193,005

Security		Principal Amount* (000’s omitted)	Value

Food Products (continued)

Casino Guichard Perrachon S.A., 5.25%, 4/15/27(8)	EUR	125	$152,622

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(4)		70	72,275

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(4)		386	425,086

Kraft Heinz Foods Co.:

3.875%, 5/15/27		203	221,245

4.25%, 3/1/31		203	224,087

4.375%, 6/1/46		540	579,937

4.625%, 10/1/39		68	76,055

4.875%, 10/1/49		100	114,971

5.50%, 6/1/50		203	252,717

Land O’ Lakes, Inc., 8.00%(4)(11)		330	351,450

US Foods, Inc., 4.75%, 2/15/29(4)		228	230,280

			$2,893,730

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(10)(11)		280	$292,950

			$292,950

Health Care Equipment & Supplies — 1.1%

Centene Corp.:

2.50%, 3/1/31		311	$297,782

3.00%, 10/15/30		377	374,644

3.375%, 2/15/30		308	309,542

4.625%, 12/15/29		319	345,747

CHS/Community Health Systems, Inc.:

4.75%, 2/15/31(4)		134	133,172

6.875%, 4/15/29(4)		256	267,892

8.125%, 6/30/24(4)		57	59,636

Compass Minerals International, Inc., 6.75%, 12/1/27(4)		182	196,413

LifePoint Health, Inc., 5.375%, 1/15/29(4)		400	400,580

Molina Healthcare, Inc., 3.875%, 11/15/30(4)		245	252,656

US Acute Care Solutions, LLC, 6.375%, 3/1/26(4)		274	286,399

Varex Imaging Corp., 7.875%, 10/15/27(4)		271	303,368

			$3,227,831

Health Care Providers & Services — 1.0%

Encompass Health Corp.:

4.50%, 2/1/28		81	$84,138

4.625%, 4/1/31		127	134,782

4.75%, 2/1/30		191	200,789

23	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care Providers & Services (continued)

HCA, Inc.:

5.375%, 9/1/26		270	$306,885

5.625%, 9/1/28		330	385,275

Legacy LifePoint Health, LLC:

4.375%, 2/15/27(4)		248	248,317

6.75%, 4/15/25(4)		130	138,450

ModivCare, Inc., 5.875%, 11/15/25(4)		182	193,806

Molina Healthcare, Inc., 4.375%, 6/15/28(4)		103	105,961

Synlab Bondco PLC, 4.75%, (3 mo. EURIBOR + 4.75%), 7/1/25(8)(13)	EUR	230	279,663

Tenet Healthcare Corp.:

4.625%, 9/1/24(4)		49	50,531

4.875%, 1/1/26(4)		290	301,675

5.125%, 11/1/27(4)		290	304,515

6.125%, 10/1/28(4)		152	160,588

6.75%, 6/15/23		71	77,621

			$2,972,996

Home Builders — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(4)		201	$209,040

			$209,040

Hotels, Restaurants & Leisure — 0.8%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

3.875%, 1/15/28(4)		119	$120,750

4.375%, 1/15/28(4)		182	184,721

5.75%, 4/15/25(4)		66	70,098

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(4)		232	234,178

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(4)		583	561,138

Lithia Motors, Inc.:

4.375%, 1/15/31(4)		131	138,152

4.625%, 12/15/27(4)		91	95,664

MGM Resorts International, 4.75%, 10/15/28		264	278,834

Viking Cruises, Ltd., 5.875%, 9/15/27(4)		639	627,009

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(4)		266	281,473

			$2,592,017

Household Durables — 0.0%(6)

MDC Holdings, Inc., 6.00%, 1/15/43		115	$149,026

			$149,026

Security		Principal Amount* (000’s omitted)	Value

Household Products — 0.0%(6)

Spectrum Brands, Inc., 5.00%, 10/1/29(4)		73	$77,380

			$77,380

Independent Power and Renewable Electricity Producers — 0.3%

Calpine Corp.:

5.125%, 3/15/28(4)		273	$277,806

5.25%, 6/1/26(4)		101	103,892

NRG Energy, Inc.:

5.75%, 1/15/28		210	223,388

7.25%, 5/15/26		271	280,951

			$886,037

Industrial Conglomerates — 0.4%

Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(8)(10)(11)	EUR	400	$494,326

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(4)		165	173,851

Dycom Industries, Inc., 4.50%, 4/15/29(4)		224	227,640

Gatwick Airport Finance PLC, 4.375%, 4/7/26(8)	GBP	145	203,101

VM Consolidated, Inc., 5.50%, 4/15/29(4)		272	276,949

			$1,375,867

Insurance — 0.8%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(4)		501	$527,052

AmWINS Group, Inc., 7.75%, 7/1/26(4)		272	289,628

BroadStreet Partners, Inc., 5.875%, 4/15/29(4)		226	229,718

Galaxy Finco, Ltd., 9.25%, 7/31/27(8)	GBP	525	771,775

Hub International, Ltd., 7.00%, 5/1/26(4)		400	414,964

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(10)(11)		222	241,147

			$2,474,284

Internet — 0.1%

Endure Digital, Inc., 6.00%, 2/15/29(4)		208	$199,652

United Group B.V., 4.00%, 11/15/27(8)	EUR	125	149,172

			$348,824

Internet & Direct Marketing Retail — 0.1%

Cars.com, Inc., 6.375%, 11/1/28(4)		185	$193,532

			$193,532

24	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Leisure Products — 1.1%

Carnival Corp.:

5.75%, 3/1/27(4)		207	$218,515

7.625%, 3/1/26(4)		87	95,375

7.625%, 3/1/26(8)	EUR	390	520,986

Carnival PLC, 1.00%, 10/28/29	EUR	350	347,876

Explorer II AS, 3.375%, 2/24/25	EUR	465	526,901

Life Time, Inc.:

5.75%, 1/15/26(4)		165	170,597

8.00%, 4/15/26(4)		208	218,955

NCL Corp, Ltd.:

3.625%, 12/15/24(4)		189	181,667

5.875%, 3/15/26(4)		106	110,928

10.25%, 2/1/26(4)		155	182,705

NCL Finance, Ltd., 6.125%, 3/15/28(4)		55	58,008

Royal Caribbean Cruises, Ltd.:

3.70%, 3/15/28		111	105,576

5.50%, 4/1/28(4)		285	299,236

Sabre GLBL, Inc., 9.25%, 4/15/25(4)		86	102,878

Viking Cruises, Ltd., 7.00%, 2/15/29(4)		104	108,030

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(4)		66	67,277

			$3,315,510

Machinery — 0.3%

Frigoglass Finance B.V., 6.875%, 2/12/25(8)	EUR	475	$519,807

Sofima Holding SpA, 3.75%, 1/15/28(8)	EUR	381	460,988

			$980,795

Media — 2.9%

Altice France S.A.:

5.125%, 7/15/29(4)		203	$203,508

7.375%, 5/1/26(4)		202	209,686

8.125%, 2/1/27(4)		458	502,655

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(4)		308	313,579

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(4)		286	286,357

4.50%, 8/15/30(4)		290	295,406

4.50%, 5/1/32(4)		136	137,530

4.75%, 3/1/30(4)		322	336,490

5.375%, 6/1/29(4)		110	119,571

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(4)		240	247,447

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24		194	202,873

CSC Holdings, LLC:

3.375%, 2/15/31(4)		200	187,800

5.75%, 1/15/30(4)		616	655,655

Security		Principal Amount* (000’s omitted)	Value

Media (continued)

CSC Holdings, LLC: (continued)

7.50%, 4/1/28(4)		200	$220,744

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(4)		369	269,831

Entercom Media Corp., 6.75%, 3/31/29(4)		261	269,691

iHeartCommunications, Inc., 8.375%, 5/1/27		140	149,861

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(4)		205	210,574

National CineMedia, LLC:

5.75%, 8/15/26		189	165,103

5.875%, 4/15/28(4)		245	234,812

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(4)		137	145,648

Sirius XM Radio, Inc.:

4.625%, 7/15/24(4)		291	299,002

5.00%, 8/1/27(4)		218	228,562

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(8)	EUR	496	632,303

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(8)	EUR	400	500,924

TEGNA, Inc.:

4.75%, 3/15/26(4)		72	76,662

5.00%, 9/15/29		137	142,374

Terrier Media Buyer, Inc., 8.875%, 12/15/27(4)		237	257,737

Townsquare Media, Inc., 6.875%, 2/1/26(4)		275	287,031

UPCB Finance VII, Ltd., 3.625%, 6/15/29(8)	EUR	116	143,503

Urban One, Inc., 7.375%, 2/1/28(4)		306	317,146

Virgin Media Secured Finance PLC, 5.50%, 8/15/26(4)		210	218,161

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(8)	GBP	350	497,264

			$8,965,490

Metals & Mining — 1.6%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		559	$608,553

Arconic Corp., 6.125%, 2/15/28(4)		101	107,439

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(4)		233	252,077

Bombardier, Inc.:

7.50%, 12/1/24(4)		53	53,861

7.875%, 4/15/27(4)		269	268,664

BWX Technologies, Inc.:

4.125%, 6/30/28(4)		159	162,233

4.125%, 4/15/29(4)		118	121,393

Centennial Resource Production, LLC, 5.375%, 1/15/26(4)		320	300,200

Cleveland-Cliffs, Inc.:

6.75%, 3/15/26(4)		360	391,050

9.875%, 10/17/25(4)		52	61,100

Freeport-McMoRan, Inc., 5.45%, 3/15/43		297	363,082

25	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Metals & Mining (continued)

Hudbay Minerals, Inc.:

4.50%, 4/1/26(4)	174	$176,861

6.125%, 4/1/29(4)	151	160,749

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(4)	709	719,635

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(4)	191	211,404

New Gold, Inc.:

6.375%, 5/15/25(4)	38	39,164

7.50%, 7/15/27(4)	491	533,398

Novelis Corp., 5.875%, 9/30/26(4)	180	187,999

TMS International Corp., 6.25%, 4/15/29(4)	101	105,166

		$4,824,028

Multi-Utilities — 0.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(10)(11)	345	$368,072

		$368,072

Oil and Gas — 0.0%(6)

TechnipFMC PLC, 6.50%, 2/1/26(4)	134	$143,093

		$143,093

Oil, Gas & Consumable Fuels — 2.8%

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(4)	130	$138,369

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(4)	135	141,317

CNX Resources Corp., 6.00%, 1/15/29(4)	210	224,659

Colgate Energy Partners III, LLC, 7.75%, 2/15/26(4)	215	217,897

Continental Resources, Inc.:

4.375%, 1/15/28	206	224,498

4.90%, 6/1/44	8	8,407

5.75%, 1/15/31(4)	233	270,579

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(4)	194	198,905

5.625%, 10/15/25(4)	259	268,389

CVR Energy, Inc., 5.75%, 2/15/28(4)	439	445,585

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(10)(11)	160	146,800

Endeavor Energy Resources, L.P./EER Finance, Inc.:

5.50%, 1/30/26(4)	155	160,916

5.75%, 1/30/28(4)	40	42,750

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(10)(11)	432	300,240

Security	Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

EQT Corp.:

5.00%, 1/15/29	53	$58,020

7.625%, 2/1/25	69	79,523

8.50%, 2/1/30	102	130,560

Gran Tierra Energy, Inc., 7.75%, 5/23/27(4)	250	212,000

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(4)	248	215,760

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(4)	109	111,164

6.00%, 2/1/31(4)	87	89,830

Laredo Petroleum, Inc.:

9.50%, 1/15/25	74	76,324

10.125%, 1/15/28	112	115,496

Matador Resources Co., 5.875%, 9/15/26	270	269,662

MEG Energy Corp.:

5.875%, 2/1/29(4)	111	113,919

7.125%, 2/1/27(4)	262	280,086

Murphy Oil USA, Inc.:

4.75%, 9/15/29	131	137,714

5.625%, 5/1/27	65	68,344

Nabors Industries, Ltd.:

7.25%, 1/15/26(4)	110	97,006

7.50%, 1/15/28(4)	118	103,029

Nine Energy Service, Inc., 8.75%, 11/1/23(4)	92	38,353

Occidental Petroleum Corp.:

2.90%, 8/15/24	16	15,980

3.40%, 4/15/26	76	75,254

3.45%, 7/15/24	42	42,105

3.50%, 8/15/29	101	96,581

4.20%, 3/15/48	156	131,658

4.40%, 8/15/49	125	108,359

4.625%, 6/15/45	84	76,296

6.125%, 1/1/31	193	214,954

6.20%, 3/15/40	81	86,265

6.375%, 9/1/28	93	104,280

6.45%, 9/15/36	93	105,789

6.625%, 9/1/30	254	289,894

Odebrecht Oil & Gas Finance, Ltd., 0.0%(4)(11)	862	11,420

Ovintiv, Inc.:

6.50%, 8/15/34	8	10,220

6.50%, 2/1/38	261	330,517

6.625%, 8/15/37	18	22,771

8.125%, 9/15/30	40	53,866

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(4)	405	424,744

26	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Oil, Gas & Consumable Fuels (continued)

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(10)(11)		747	$621,877

Precision Drilling Corp.:

5.25%, 11/15/24		50	48,156

7.125%, 1/15/26(4)		99	98,196

7.75%, 12/15/23		33	33,268

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(4)		245	186,659

8.875%, 11/15/24(4)		71	73,176

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(4)		121	119,034

5.50%, 3/1/30		36	39,019

5.875%, 4/15/26		155	162,649

Transocean Pontus, Ltd., 6.125%, 8/1/25(4)		87	84,988

Transocean Poseidon, Ltd., 6.875%, 2/1/27(4)		65	61,872

			$8,715,948

Pharmaceuticals — 0.8%

AdaptHealth, LLC:

4.625%, 8/1/29(4)		103	$102,645

6.125%, 8/1/28(4)		310	326,275

Bausch Health Americas, Inc.:

8.50%, 1/31/27(4)		448	499,520

9.25%, 4/1/26(4)		105	116,485

Bausch Health Companies, Inc.:

5.50%, 11/1/25(4)		129	133,193

7.25%, 5/30/29(4)		98	108,719

9.00%, 12/15/25(4)		245	266,180

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(4)		170	168,513

Gruenenthal GmbH, 4.125%, 5/15/28(8)(9)	EUR	145	178,038

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(4)		198	215,773

Jazz Securities DAC, 4.375%, 1/15/29(4)		224	229,320

Owens & Minor, Inc., 4.50%, 3/31/29(4)		180	181,991

			$2,526,652

Pipelines — 1.0%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(4)		327	$331,087

7.875%, 5/15/26(4)		139	151,684

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31(4)		519	528,731

Security		Principal Amount* (000’s omitted)	Value

Pipelines (continued)

Cheniere Energy Partners, L.P.: (continued)

4.50%, 10/1/29		199	$208,060

Cheniere Energy, Inc., 4.625%, 10/15/28(4)		183	191,034

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(10)(11)		188	177,660

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(4)		137	136,320

4.75%, 1/15/31(4)		137	135,794

6.00%, 7/1/25(4)		116	126,875

6.50%, 7/1/27(4)		116	128,236

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(4)		123	130,303

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27		173	178,449

New Fortress Energy, Inc., 6.50%, 9/30/26(4)		382	390,318

Western Midstream Operating, L.P.:

4.50%, 3/1/28		27	28,823

4.75%, 8/15/28		24	25,860

5.30%, 2/1/30		207	226,147

			$3,095,381

Real Estate Investment Trusts (REITs) — 0.8%

ADLER Group S.A., 3.25%, 8/5/25(8)	EUR	500	$627,845

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(4)		287	299,642

Diversified Healthcare Trust, 4.375%, 3/1/31		173	167,530

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(4)		151	145,526

6.00%, 4/15/25(4)		127	134,620

IRB Holding Corp., 6.75%, 2/15/26(4)		70	72,608

Service Properties Trust:

3.95%, 1/15/28		253	234,499

4.95%, 10/1/29		23	22,267

5.50%, 12/15/27		49	51,640

7.50%, 9/15/25		167	189,415

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(4)		27	27,251

4.125%, 8/15/30(4)		198	201,342

4.25%, 12/1/26(4)		300	309,750

4.625%, 12/1/29(4)		66	68,647

			$2,552,582

Real Estate Management & Development — 0.1%

AT Securities B.V., 5.25% to 7/21/23(8)(10)(11)		250	$264,470

			$264,470

27	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(4)		258	$265,915

			$265,915

Software — 0.2%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(4)		216	$211,596

CDK Global, Inc., 5.25%, 5/15/29(4)		96	103,080

Playtika Holding Corp., 4.25%, 3/15/29(4)		222	220,890

SS&C Technologies, Inc., 5.50%, 9/30/27(4)		95	101,044

			$636,610

Specialty Retail — 1.4%

Asbury Automotive Group, Inc.:

4.50%, 3/1/28		53	$54,660

4.75%, 3/1/30		70	73,237

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(4)		177	188,284

Dave & Buster’s, Inc., 7.625%, 11/1/25(4)		371	401,280

Dufry One B.V., 3.375%, 4/15/28(8)	EUR	379	449,113

eG Global Finance PLC, 6.25%, 10/30/25(8)	EUR	350	429,609

Entegris, Inc.:

4.375%, 4/15/28(4)		125	131,566

4.625%, 2/10/26(4)		77	79,671

Group 1 Automotive, Inc., 4.00%, 8/15/28(4)		145	145,000

IRB Holding Corp., 7.00%, 6/15/25(4)		77	82,964

Ken Garff Automotive, LLC, 4.875%, 9/15/28(4)		155	156,647

L Brands, Inc.:

6.625%, 10/1/30(4)		144	166,137

6.75%, 7/1/36		80	96,572

6.875%, 11/1/35		289	350,798

6.95%, 3/1/33		67	78,725

7.60%, 7/15/37		45	54,000

9.375%, 7/1/25(4)		53	67,310

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(4)		200	204,834

Murphy Oil USA, Inc., 3.75%, 2/15/31(4)		51	50,299

PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(4)		250	271,215

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(4)		171	174,659

White Cap Buyer, LLC, 6.875%, 10/15/28(4)		174	184,877

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(4)(14)		108	112,372

Yum! Brands, Inc., 3.625%, 3/15/31		182	179,896

			$4,183,725

Security		Principal Amount* (000’s omitted)	Value

Technology Hardware, Storage & Peripherals — 0.3%

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(4)		223	$222,961

Dell International, LLC/EMC Corp., 6.02%, 6/15/26(4)		315	376,030

Science Applications International Corp., 4.875%, 4/1/28(4)		160	165,484

Seagate HDD Cayman, 3.125%, 7/15/29(4)		139	133,915

			$898,390

Telecommunications — 1.4%

Altice France Holding S.A., 10.50%, 5/15/27(4)		200	$225,553

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(4)		281	293,912

Hughes Satellite Systems Corp.:

5.25%, 8/1/26		145	159,935

6.625%, 8/1/26		95	105,293

Level 3 Financing, Inc., 3.75%, 7/15/29(4)		67	65,409

LogMeIn, Inc., 5.50%, 9/1/27(4)		431	449,805

Sprint Corp., 7.875%, 9/15/23		659	752,084

T-Mobile USA, Inc.:

2.25%, 2/15/26		132	133,001

2.625%, 2/15/29		165	160,939

2.875%, 2/15/31		99	96,772

4.50%, 2/1/26		155	159,162

4.75%, 2/1/28		170	181,900

Telecom Italia Capital S.A., 6.00%, 9/30/34		337	379,850

Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	26	46,414

Telecom Italia SpA, 2.75%, 4/15/25(8)	EUR	140	177,657

ViaSat, Inc., 5.625%, 4/15/27(4)		143	150,100

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(8)	EUR	100	121,803

Vodafone Group PLC:

2.625% to 5/27/26, 8/27/80(8)(10)	EUR	220	273,432

4.875% to 7/3/25, 10/3/78(8)(10)	GBP	215	323,270

			$4,256,291

Transportation — 0.2%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(4)		247	$253,234

CMA CGM S.A., 5.25%, 1/15/25(8)	EUR	127	156,213

XPO Logistics, Inc., 6.125%, 9/1/23(4)		80	81,210

			$490,657

Water Utilities — 0.2%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(8)	GBP	475	$667,889

			$667,889

28	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Wireless Telecommunication Services — 0.1%

Sprint Corp., 7.625%, 3/1/26	157	$192,718

		$192,718

Total Corporate Bonds (identified cost $103,633,003)		$107,601,051

Exchange-Traded Funds — 0.1%
Security	Shares	Value

Equity Funds — 0.1%

Global X U.S. Preferred ETF	8,835	$227,413

iShares Preferred & Income Securities ETF	5,952	230,342

Total Exchange-Traded Funds (identified cost $428,952)		$457,755

Preferred Stocks — 1.3%
Security	Shares	Value

Banks — 0.2%

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(10)	1,115	$122,650

Huntington Bancshares, Inc., Series D, 6.25%	3,450	87,458

Signature Bank, Series A, 5.00%	5,000	128,250

Wells Fargo & Co.:

Series L, 7.50%	103	147,683

Series Z, 4.75%	4,762	122,526

		$608,567

Capital Markets — 0.1%

Affiliated Managers Group, Inc., 4.75%	2,250	$57,667

KKR Group Finance Co. IX, LLC, 4.625%	7,000	180,075

		$237,742

Electric Utilities — 0.2%

Brookfield BRP Holdings Canada, Inc., 4.625%	7,000	$172,200

SCE Trust III, Series H, 5.75% to 3/15/24(10)	5,331	135,408

SCE Trust IV, Series J, 5.375% to 9/15/25(10)	1,911	47,966

SCE Trust V, Series K, 5.45% to 3/15/26(10)	3,551	90,586

		$446,160

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) — 0.1%

SITE Centers Corp., Series A, 6.375%(1)	10,450	$276,507

		$276,507

Food Products — 0.1%

Dairy Farmers of America, Inc., 7.875%(4)	2,550	$256,275

Ocean Spray Cranberries, Inc., Series A, 6.25%(4)	540	50,287

		$306,562

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co., Series B, 6.00%	3,268	$180,492

		$180,492

Independent Power and Renewable Electricity Producers — 0.0%(6)

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(10)	3,175	$88,178

		$88,178

Insurance — 0.1%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(10)	7,517	$210,927

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(10)	5,920	166,707

		$377,634

Oil, Gas & Consumable Fuels — 0.2%

Energy Transfer, L.P.:

Series C, 7.375% to 5/15/23(10)	3,000	$72,090

Series E, 7.60% to 5/15/24(10)	2,970	72,112

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(10)	17,350	360,880

		$505,082

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.:

Series A, 5.75%	6,545	$155,116

Series A2, 6.375%	8,191	206,905

		$362,021

Trading Companies & Distributors — 0.1%

WESCO International, Inc., Series A, 10.625%(10)	12,788	$405,891

		$405,891

29	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Wireless Telecommunication Services — 0.0%(6)

United States Cellular Corp., 5.50%	3,760	$96,181

		$96,181

Total Preferred Stocks (identified cost $3,832,736)		$3,891,017

Senior Floating-Rate Loans — 1.8%(15)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transport — 0.1%

Mileage Plus Holdings, LLC, Term Loan, 6/21/27(16)	$274	$292,609

		$292,609

Automotive — 0.1%

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28	$236	$235,838

Wheel Pros, LLC, Term Loan, 4/23/28(16)	198	198,124

		$433,962

Business Equipment and Services — 0.2%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$211	$210,282

ECL Entertainment, LLC, Term Loan, 3/31/28(16)	75	76,687

Endure Digital, Inc., Term Loan, 2/10/28(16)	196	194,805

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(16)	200	204,739

		$686,513

Electronics/Electrical — 0.3%

LogMeIn, Inc., Term Loan, 4.86%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$447	$447,365

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	223	222,288

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	280	220,224

		$889,877

Financial Intermediaries — 0.1%

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	$162	$177,116

Borrower/Description	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

Spectacle Gary Holdings, LLC: (continued)

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	$12	$12,834

		$189,950

Food Products — 0.0%(6)

Post Holdings, Inc., Term Loan, 10/21/24(16)	$91	$91,916

		$91,916

Food Service — 0.1%

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	$241	$240,942

		$240,942

Health Care — 0.1%

Verscend Holding Corp., Term Loan, 4.11%, (1 mo. USD LIBOR + 4.00%), 8/27/25	$250	$250,911

		$250,911

Industrial Equipment — 0.0%(6)

Hillman Group, Inc. (The), Term Loan, 4.11%, (1 mo. USD LIBOR + 4.00%), 5/31/25	$114	$113,612

		$113,612

Insurance — 0.2%

Asurion, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 7/31/27	$195	$193,802

Term Loan—Second Lien, 5.363%, (1 mo. USD LIBOR + 5.25%), 1/31/28	240	243,840

		$437,642

Leisure Goods/Activities/Movies — 0.2%

Playtika Holding Corp., Term Loan, 2.86%, (1 mo. USD LIBOR + 2.75%), 3/13/28	$633	$630,375

		$630,375

Lodging and Casinos — 0.1%

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	$316	$302,684

Stars Group Holdings B.V. (The), Term Loan, 3.70%, (3 mo. USD LIBOR + 3.50%), 7/10/25	86	86,308

		$388,992

30	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Pharmaceuticals — 0.2%

Jazz Financing Lux S.a.r.l., Term Loan, 4/21/28(16)	$570	$571,995

		$571,995

Retailers (Except Food and Drug) — 0.1%

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	$387	$388,596

		$388,596

Total Senior Floating-Rate Loans (identified cost $5,680,047)		$5,607,892

Warrants — 0.0%(6)
Security	Shares	Value

Media — 0.0%(6)

iHeartMedia, Inc., Exp. 5/1/39(1)	3,627	$69,421

		$69,421

Total Warrants (identified cost $60,111)		$69,421

Short-Term Investments — 1.1%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(17)	3,454,987	$3,454,987

Total Short-Term Investments (identified cost $3,454,987)		$3,454,987

Total Investments — 99.7% (identified cost $241,812,063)		$305,197,948

Other Assets, Less Liabilities — 0.3%		$868,700

Net Assets — 100.0%		$306,066,648

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)	Non-income producing security.

(2)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $60,166,355 or 19.7% of the Portfolio’s net assets.

(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

(6)	Amount is less than 0.05%.

(7)	Restricted security (see Note 5).

(8)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $20,616,502 or 6.7% of the Portfolio’s net assets.

(9)	When-issued security.

(10)	Security converts to variable rate after the indicated fixed-rate coupon period.

(11)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(12)	Issuer is in default with respect to interest and/or principal payments.

(13)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(15)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(16)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

31	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	59.8%	$182,639,843

United Kingdom	6.3	19,288,641

France	6.2	19,016,655

Switzerland	3.8	11,679,979

Germany	3.5	10,809,621

Japan	3.4	10,444,453

Netherlands	2.9	8,937,922

Luxembourg	1.9	5,647,827

Australia	1.8	5,393,283

Italy	1.7	5,255,955

Canada	1.6	4,926,078

Sweden	1.4	4,289,034

Spain	1.1	3,373,000

Ireland	0.9	2,720,112

Taiwan	0.8	2,319,274

Finland	0.6	1,807,734

Denmark	0.6	1,780,303

China	0.4	1,111,782

India	0.4	1,098,209

United Arab Emirates	0.3	1,051,914

Norway	0.2	526,901

Peru	0.1	337,610

Mexico	0.1	272,643

Brazil	0.0 (1)	11,420

Exchange-Traded Funds	0.2	457,755

Total Investments	100.0%	$305,197,948

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	145,000	USD	175,254	Citibank, N.A.	5/5/21	$—	$(925)

USD	237,511	EUR	195,170	State Street Bank and Trust Company	5/28/21	2,758	—

						$2,758	$(925)

32	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

E-mini S&P 500 Index	53	Long	6/18/21	$11,062,160	$479,679

STOXX Europe 600 Index	306	Short	6/18/21	(7,990,536)	(140,208)

STOXX Europe 600 Insurance Index	156	Short	6/18/21	(2,794,509)	55,126

					$394,597

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PC	–	Participation Certificate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

33	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $237,084,771)	$300,315,659

Affiliated investments, at value (identified cost, $4,727,292)	4,882,289

Cash	16,628

Foreign currency, at value (identified cost, $179,867)	179,312

Interest and dividends receivable	1,964,355

Dividends receivable from affiliated investments	26,092

Receivable for investments sold	1,785,398

Receivable for open forward foreign currency exchange contracts	2,758

Tax reclaims receivable	1,860,711

Total assets	$311,033,202

Liabilities

Payable for investments purchased	$2,513,697

Payable for when-issued securities	2,089,316

Payable for variation margin on open financial futures contracts	54,252

Payable for open forward foreign currency exchange contracts	925

Payable to affiliates:

Investment adviser fee	136,591

Trustees’ fees	1,240

Accrued expenses	170,533

Total liabilities	$4,966,554

Net Assets applicable to investors’ interest in Portfolio	$306,066,648

34	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest (net of foreign taxes, $3,787)	$3,085,132

Dividends (net of foreign taxes, $216,830)	2,742,214

Dividends from affiliated investments (net of foreign taxes, $4,656)	26,806

Total investment income	$5,854,152

Expenses

Investment adviser fee	$795,865

Trustees’ fees and expenses	7,434

Custodian fee	79,964

Legal and accounting services	30,979

Miscellaneous	26,764

Total expenses	$941,006

Net investment income	$4,913,146

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gains taxes of $3,277)	$11,233,950

Financial futures contracts	80,786

Foreign currency transactions	(151,864)

Forward foreign currency exchange contracts	9,567

Net realized gain	$11,172,439

Change in unrealized appreciation (depreciation) —

Investments	$41,858,358

Investments — affiliated investments	16,205

Financial futures contracts	218,432

Foreign currency	138,997

Forward foreign currency exchange contracts	14,760

Net change in unrealized appreciation (depreciation)	$42,246,752

Net realized and unrealized gain	$53,419,191

Net increase in net assets from operations	$58,332,337

35	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$4,913,146	$11,579,367

Net realized gain (loss)	11,172,439	(2,169,739)

Net change in unrealized appreciation (depreciation)	42,246,752	(4,171,298)

Net increase in net assets from operations	$58,332,337	$5,238,330

Capital transactions —

Contributions	$7,263,772	$9,268,119

Withdrawals	(22,721,403)	(53,647,355)

Portfolio transaction fee	96,914	216,038

Net decrease in net assets from capital transactions	$(15,360,717)	$(44,163,198)

Net increase (decrease) in net assets	$42,971,620	$(38,924,868)

Net Assets

At beginning of period	$263,095,028	$302,019,896

At end of period	$306,066,648	$263,095,028

36	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,				Period Ended October 31, 2016(1)
Ratios/Supplemental Data			2020	2019	2018	2017

Ratios (as a percentage of average daily net assets):

Expenses	0.65	%(2)	0.66%	0.70%	0.75%	0.75%	0.80	%(2)

Net investment income	3.39	%(2)	4.12%	4.72%	3.47%	4.56%	3.75	%(2)

Portfolio Turnover	41	%(3)	118%	86%	102%	143%	66	%(3)

Total Return	22.71	%(3)	2.64%	11.57%	(1.00)%	15.99%	3.65	%(3)

Net assets, end of period (000’s omitted)	$306,067		$263,095	$302,020	$323,437	$364,476	$376,698

(1)	For the period from the start of business, March 28, 2016, to October 31, 2016.

(2)	Annualized.

(3)	Not annualized.

37	See Notes to Financial Statements.

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Income Builder Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Global Income Builder Fund and Eaton Vance Global Income Builder NextShares held an interest of 97.6% and 2.4%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

38

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the

39

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery or when-issued basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

L  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

M  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment advisory fee is computed at an annual rate of 0.550% of the Portfolio’s average daily net assets up to $500 million, 0.525% on $500 million but less than $1 billion, 0.500% on $1 billion but less than $2.5 billion, and 0.475% on average daily net assets of $2.5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $795,865 or 0.55% (annualized) of the Portfolio’s average daily net assets.

Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $115,893,112 and $124,843,175, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$244,123,811

Gross unrealized appreciation	$63,684,096

Gross unrealized depreciation	(2,213,529)

Net unrealized appreciation	$61,470,567

40

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Restricted Securities

At April 30, 2021, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Extraction Oil & Gas, Inc.	1/28/21	425	$6,287	$17,698

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

Foreign Exchange Risk: Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $925. At April 30, 2021, there were no assets pledged by the Portfolio for such liability.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

41

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Futures contracts	$534,805	(1)	$(140,208	)(1)

Foreign Exchange	Forward foreign currency exchange contracts	2,758	(2)	(925	)(3)

Total		$537,563		$(141,133)

Derivatives not subject to master netting or similar agreements		$534,805		$(140,208)

Total Derivatives subject to master netting or similar agreements		$2,758		$(925)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(3)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$2,758	$—	$—	$—	$2,758

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(925)	$—	$—	$—	$(925)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to over collateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Futures contracts	$80,786	$218,432

Foreign Exchange	Forward foreign currency exchange contracts	9,567	14,760

Total		$90,353	$233,192

42

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts and Forward foreign currency exchange contracts, respectively.

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*

$5,650,000	$5,668,000	$551,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal

Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the

Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

8  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At April 30, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $4,882,289, which represents 1.6% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$16,205	$1,427,302	$25,746	268,285

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	1,027,196	36,794,803	(34,367,012)	—	—	3,454,987	1,060	3,454,987

Totals				$—	$16,205	$4,882,289	$26,806

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

43

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Common Stocks

Communication Services	$13,779,384	$4,022,695	$—	$17,802,079

Consumer Discretionary	11,574,285	8,264,321	—	19,838,606

Consumer Staples	3,967,302	6,181,338	—	10,148,640

Energy	5,268,102	—	17,698	5,285,800

Financials	13,317,663	16,311,940	—	29,629,603

Health Care	10,365,942	13,027,655	—	23,393,597

Industrials	6,411,114	18,884,878	0	25,295,992

Information Technology	25,873,461	11,854,735	—	37,728,196

Materials	—	5,430,895	—	5,430,895

Real Estate	2,012,677	—	—	2,012,677

Utilities	2,119,900	5,242,746	—	7,362,646

Total Common Stocks	$94,689,830	$89,221,203 **	$17,698	$183,928,731

Convertible Bonds	$—	$187,094	$—	$187,094

Corporate Bonds	—	107,601,051	—	107,601,051

Exchange-Traded Funds	457,755	—	—	457,755

Preferred Stocks

Communication Services	96,181	—	—	96,181

Consumer Staples	—	306,562	—	306,562

Energy	505,082	—	—	505,082

Financials	921,218	302,725	—	1,223,943

Health Care	180,492	—	—	180,492

Industrials	405,891	—	—	405,891

Real Estate	638,528	—	—	638,528

Utilities	446,160	88,178	—	534,338

Total Preferred Stocks	$3,193,552	$697,465	$—	$3,891,017

Senior Floating-Rate Loans	$—	$5,607,892	$—	$5,607,892

Warrants	69,421	—	—	69,421

Short-Term Investments	—	3,454,987	—	3,454,987

Total Investments	$98,410,558	$206,769,692	$17,698	$305,197,948

Forward Foreign Currency Exchange Contracts	$—	$2,758	$—	$2,758

Futures Contracts	534,805	—	—	534,805

Total	$98,945,363	$206,772,450	$17,698	$305,735,511

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(925)	$—	$(925)

Futures Contracts	(140,208)	—	—	(140,208)

Total	$(140,208)	$(925)	$—	$(141,133)

44

Global Income Builder Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

45

Eaton Vance

Global Income Builder Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Income Builder Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Boston Management and Research (“BMR”) to serve as the Fund’s investment adviser (“Proposal 1”); (2) to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as the Fund’s investment sub-adviser (“Proposal 2”); (3) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Income Builder Portfolio (“Proposal 3”); and (4) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as investment sub-adviser to Global Income Builder Portfolio (“Proposal 4”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	12,967,492.963	387,724.527	765,878.903	0

Proposal 2	12,945,455.561	385,331.375	790,309.457	0

Proposal 3	12,932,560.048	373,201.452	815,334.893	0

Proposal 4	12,925,164.993	381,474.504	814,456.896	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on Proposal 1, Proposal 2, Proposal 3 and Proposal 4.

Interestholder Meeting

Global Income Builder Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as investment sub-adviser to the Portfolio (“Proposal 2”). The interestholder meeting results are as follows:

	For	Against	Abstain(1)

Proposal 1	91.772%	2.584%	5.644%

Proposal 2	87.559%	2.525%	5.517%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on Proposal 1 and Proposal 2.

46

Eaton Vance

Global Income Builder Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Global Income Builder Fund and Global Income Builder Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Global Income Builder Fund	Boston Management and Research	Eaton Vance Advisers International Ltd.

Global Income Builder Portfolio	Boston Management and Research	Eaton Vance Advisers International Ltd.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

47

Eaton Vance

Global Income Builder Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

48

Eaton Vance

Global Income Builder Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

49

Eaton Vance

Global Income Builder Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

50

Eaton Vance

Global Income Builder Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board

51

Eaton Vance

Global Income Builder Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

52

Eaton Vance

Global Income Builder Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Global Income Builder Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Global Income Builder Portfolio

Edward J. Perkin

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Global Income Builder Fund and Global Income Builder Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

*	Interested Trustee

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

53

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

54

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

55

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

56

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Global Income Builder Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7747     4.30.21

Eaton Vance

Global Macro Absolute Return Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Global Macro Absolute Return Fund

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Performance1,2

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	06/27/2007	10/31/1997	2.96%	8.11%	3.29%	2.30%
Class A with 4.75% Maximum Sales Charge	—	—	–1.93	2.94	2.28	1.81
Class C at NAV	10/01/2009	10/31/1997	2.70	7.45	2.58	1.60
Class C with 1% Maximum Sales Charge	—	—	1.70	6.45	2.58	1.60
Class I at NAV	06/27/2007	10/31/1997	3.00	8.46	3.58	2.61
Class R at NAV	04/08/2010	10/31/1997	2.85	8.01	3.08	2.11
Class R6 at NAV	05/31/2017	10/31/1997	3.15	8.52	3.63	2.64

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.05%	0.11%	1.18%	0.63%

% Total Annual Operating Expense Ratios[3]		Class A	Class C	Class I	Class R	Class R6

		1.05%	1.75%	0.75%	1.25%	0.68%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Fund Profile4

Asset Allocation (% of net assets)5

*	Net of securities sold short.

Foreign Currency Exposure (% of net assets)6

Egypt	8.8%

Ukraine	5.2

Serbia	4.2

Iceland	3.9

Australia	3.2

Hungary	2.5

Poland	2.5

Uzbekistan	2.4

Russia	2.0

Uruguay	1.6

Malaysia	1.6

Indonesia	1.6

Dominican Republic	1.1

Georgia	1.1

Vietnam	1.0

Other	3.1	*

Bahrain	–1.5

Thailand	–1.6

South Africa	–2.6

New Zealand	–3.2

Saudi Arabia	–3.7

Oman	–5.0

United Arab Emirates	–10.8

Euro	–12.3

Total Long	46.8

Total Short	–41.7

Total Net	5.1

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective June 30, 2021, the portfolio managers of the Fund will be John R. Baur, Michael A. Cirami, Sarah C. Orvin, Kyle Lee, Patrick Campbell and Federico Sequeda.

4

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,029.60	$5.74	1.14%
Class C	$1,000.00	$1,027.00	$9.25	1.84%
Class I	$1,000.00	$1,030.00	$4.23	0.84%
Class R	$1,000.00	$1,028.50	$6.74	1.34%
Class R6	$1,000.00	$1,031.50	$3.88	0.77%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.71	1.14%
Class C	$1,000.00	$1,015.70	$9.20	1.84%
Class I	$1,000.00	$1,020.60	$4.21	0.84%
Class R	$1,000.00	$1,018.10	$6.71	1.34%
Class R6	$1,000.00	$1,021.00	$3.86	0.77%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Global Macro Portfolio, at value (identified cost, $2,939,718,462)	$2,940,556,794

Receivable for Fund shares sold	7,349,859

Total assets	$2,947,906,653

Liabilities

Payable for Fund shares redeemed	$4,805,388

Payable to affiliates:

Distribution and service fees	125,455

Trustees’ fees	43

Accrued expenses	563,278

Total liabilities	$5,494,164

Net Assets	$2,942,412,489

Sources of Net Assets

Paid-in capital	$3,480,711,173

Accumulated loss	(538,298,684)

Total	$2,942,412,489

Class A Shares

Net Assets	$370,575,541

Shares Outstanding	42,575,169

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.70

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$9.13

Class C Shares

Net Assets	$39,981,252

Shares Outstanding	4,575,253

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.74

Class I Shares

Net Assets	$2,244,787,259

Shares Outstanding	258,438,484

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.69

Class R Shares

Net Assets	$1,122,560

Shares Outstanding	128,717

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.72

Class R6 Shares

Net Assets	$285,945,877

Shares Outstanding	32,936,307

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.68

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest allocated from Portfolio (net of foreign taxes, $2,316,210)	$75,414,145

Dividends allocated from Portfolio (net of foreign taxes, $57,964)	2,049,568

Expenses, excluding interest and dividend expense, allocated from Portfolio	(10,037,192)

Interest and dividend expense allocated from Portfolio	(1,480,603)

Total investment income from Portfolio	$65,945,918

Expenses

Distribution and service fees

Class A	$592,898

Class C	224,005

Class R	2,684

Trustees’ fees and expenses	250

Custodian fee	30,721

Transfer and dividend disbursing agent fees	1,170,932

Legal and accounting services	40,973

Printing and postage	160,761

Registration fees	67,920

Miscellaneous	16,625

Total expenses	$2,307,769

Net investment income	$63,638,149

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$62,426,056

Securities sold short	(760,553)

Futures contracts	12,161,786

Swap contracts	(15,181,087)

Forward commodity contracts	(3,520,055)

Foreign currency transactions	(871,841)

Forward foreign currency exchange contracts	(34,451,198)

Non-deliverable bond forward contracts	(5,348,711)

Net realized gain	$14,454,397

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $22,831)	$17,711,841

Written options	(19,754)

Securities sold short	(877,745)

Futures contracts	4,440,016

Swap contracts	19,909,941

Forward commodity contracts	2,375,840

Foreign currency	753,143

Forward foreign currency exchange contracts	(29,013,848)

Non-deliverable bond forward contracts	(234,082)

Net change in unrealized appreciation (depreciation)	$15,045,352

Net realized and unrealized gain	$29,499,749

Net increase in net assets from operations	$93,137,898

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$63,638,149	$145,260,533

Net realized gain (loss)	14,454,397	(18,100,684)

Net change in unrealized appreciation (depreciation)	15,045,352	(10,578,798)

Net increase in net assets from operations	$93,137,898	$116,581,051

Distributions to shareholders —

Class A	$(8,396,163)	$(17,639,422)

Class C	(765,346)	(3,423,482)

Class I	(53,026,208)	(133,791,097)

Class R	(21,862)	(41,899)

Class R6	(8,118,502)	(11,050,708)

Total distributions to shareholders	$(70,328,081)	$(165,946,608)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$60,223,602	$112,886,314

Class C	2,576,465	4,797,540

Class I	406,267,644	802,477,314

Class R	134,993	306,413

Class R6	18,258,839	350,869,286

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	8,063,192	17,123,987

Class C	762,786	3,103,817

Class I	44,302,226	100,180,809

Class R	21,862	41,899

Class R6	1,330,505	5,221,810

Cost of shares redeemed

Class A	(110,928,770)	(124,065,715)

Class C	(6,398,662)	(28,978,368)

Class I	(545,510,983)	(1,399,141,995)

Class R	(8,136)	(226,245)

Class R6	(127,139,287)	(185,396,441)

Net asset value of shares converted

Class A	11,888,835	29,478,283

Class C	(11,888,835)	(29,478,283)

Net decrease in net assets from Fund share transactions	$(248,043,724)	$(340,799,575)

Net decrease in net assets	$(225,233,907)	$(390,165,132)

Net Assets

At beginning of period	$3,167,646,396	$3,557,811,528

At end of period	$2,942,412,489	$3,167,646,396

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.640		$8.740	$8.590	$9.140	$9.110	$9.160

Income (Loss) From Operations

Net investment income(1)	$0.166		$0.356	$0.438	$0.383	$0.344	$0.375

Net realized and unrealized gain (loss)	0.079		(0.046)	0.078	(0.647)	(0.029)	0.035

Total income (loss) from operations	$0.245		$0.310	$0.516	$(0.264)	$0.315	$0.410

Less Distributions

From net investment income	$(0.185)		$(0.410)	$(0.366)	$(0.087)	$(0.285)	$(0.337)

Tax return of capital	—		—	—	(0.199)	—	(0.123)

Total distributions	$(0.185)		$(0.410)	$(0.366)	$(0.286)	$(0.285)	$(0.460)

Net asset value — End of period	$8.700		$8.640	$8.740	$8.590	$9.140	$9.110

Total Return(2)	2.96	%(3)	3.63%	6.14%	(2.97)%	3.52%	4.62	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$370,576		$398,174	$366,740	$284,958	$336,889	$476,495

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.14	%(7)	1.05%	1.04%	1.08%	1.04%	1.06%

Net investment income	3.81	%(7)	4.11%	5.06%	4.26%	3.77%	4.15%

Portfolio Turnover of the Portfolio	52	%(3)	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(7)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.680		$8.770	$8.620	$9.170	$9.140	$9.180

Income (Loss) From Operations

Net investment income(1)	$0.135		$0.305	$0.374	$0.321	$0.280	$0.313

Net realized and unrealized gain (loss)	0.079		(0.044)	0.082	(0.647)	(0.028)	0.036

Total income (loss) from operations	$0.214		$0.261	$0.456	$(0.326)	$0.252	$0.349

Less Distributions

From net investment income	$(0.154)		$(0.351)	$(0.306)	$(0.068)	$(0.222)	$(0.291)

Tax return of capital	—		—	—	(0.156)	—	(0.098)

Total distributions	$(0.154)		$(0.351)	$(0.306)	$(0.224)	$(0.222)	$(0.389)

Net asset value — End of period	$8.740		$8.680	$8.770	$8.620	$9.170	$9.140

Total Return(2)	2.70	%(3)	2.91%	5.39%	(3.63)%	2.80%	3.91	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,981		$54,464	$106,291	$178,033	$216,384	$257,491

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.84	%(7)	1.75%	1.76%	1.78%	1.74%	1.76%

Net investment income	3.10	%(7)	3.51%	4.31%	3.56%	3.06%	3.44%

Portfolio Turnover of the Portfolio	52	%(3)	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(7)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.630		$8.720	$8.580	$9.120	$9.090	$9.140

Income (Loss) From Operations

Net investment income(1)	$0.179		$0.385	$0.458	$0.408	$0.369	$0.401

Net realized and unrealized gain (loss)	0.079		(0.039)	0.074	(0.636)	(0.027)	0.039

Total income (loss) from operations	$0.258		$0.346	$0.532	$(0.228)	$0.342	$0.440

Less Distributions

From net investment income	$(0.198)		$(0.436)	$(0.392)	$(0.095)	$(0.312)	$(0.356)

Tax return of capital	—		—	—	(0.217)	—	(0.134)

Total distributions	$(0.198)		$(0.436)	$(0.392)	$(0.312)	$(0.312)	$(0.490)

Net asset value — End of period	$8.690		$8.630	$8.720	$8.580	$9.120	$9.090

Total Return(2)	3.00	%(3)	4.07%	6.34%	(2.58)%	3.83%	4.98	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,244,787		$2,323,831	$2,859,484	$4,237,027	$4,910,029	$4,685,999

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	0.84	%(7)	0.75%	0.75%	0.78%	0.74%	0.76%

Net investment income	4.12	%(7)	4.45%	5.31%	4.56%	4.06%	4.43%

Portfolio Turnover of the Portfolio	52	%(3)	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(7)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Financial Highlights — continued

	Class R

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$8.660		$8.750	$8.610	$9.150	$9.120	$9.170

Income (Loss) From Operations

Net investment income(1)	$0.158		$0.338	$0.417	$0.369	$0.325	$0.358

Net realized and unrealized gain (loss)	0.078		(0.034)	0.073	(0.641)	(0.027)	0.032

Total income (loss) from operations	$0.236		$0.304	$0.490	$(0.272)	$0.298	$0.390

Less Distributions

From net investment income	$(0.176)		$(0.394)	$(0.350)	$(0.081)	$(0.268)	$(0.324)

Tax return of capital	—		—	—	(0.187)	—	(0.116)

Total distributions	$(0.176)		$(0.394)	$(0.350)	$(0.268)	$(0.268)	$(0.440)

Net asset value — End of period	$8.720		$8.660	$8.750	$8.610	$9.150	$9.120

Total Return(2)	2.85	%(3)	3.55%	5.80%	(3.04)%	3.31%	4.39	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,123		$968	$861	$1,034	$1,703	$815

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.34	%(7)	1.25%	1.26%	1.28%	1.23%	1.26%

Net investment income	3.64	%(7)	3.89%	4.82%	4.09%	3.56%	3.94%

Portfolio Turnover of the Portfolio	52	%(3)	81%	61%	78%	74%	65%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.01%, 0.01%, 0.04%, 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(7)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Financial Highlights — continued

	Class R6

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2017(1)
			2020	2019	2018

Net asset value — Beginning of period	$8.620		$8.710	$8.570	$9.120	$9.120

Income (Loss) From Operations

Net investment income(2)	$0.181		$0.391	$0.464	$0.405	$0.163

Net realized and unrealized gain (loss)	0.080		(0.040)	0.073	(0.638)	(0.031)

Total income (loss) from operations	$0.261		$0.351	$0.537	$(0.233)	$0.132

Less Distributions

From net investment income	$(0.201)		$(0.441)	$(0.397)	$(0.096)	$(0.132)

Tax return of capital	—		—	—	(0.221)	—

Total distributions	$(0.201)		$(0.441)	$(0.397)	$(0.317)	$(0.132)

Net asset value — End of period	$8.680		$8.620	$8.710	$8.570	$9.120

Total Return(3)	3.15	%(4)	4.01%	6.53%	(2.63)%	1.46	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$285,946		$390,210	$224,436	$153,516	$14,841

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	0.77	%(7)	0.68%	0.69%	0.72%	0.68	%(7)

Net investment income	4.17	%(7)	4.51%	5.37%	4.54%	4.23	%(7)

Portfolio Turnover of the Portfolio	52	%(4)	81%	61%	78%	74	%(8)

(1)	For the period from commencement of operations, May 31, 2017, to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.01%, 0.01%, 0.04% and 0.03% of average daily net assets for the six months ended April 30, 2021, the years ended October 31, 2020, 2019 and 2018 and the period ended October 31, 2017, respectively.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2017.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests substantially all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.6% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

14

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. For the six months ended April 30, 2021, management estimates that a portion of distributions for the period will be a tax return of capital. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year and will be reported to the shareholders.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $427,860,399 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $92,058,046 are short-term and $335,802,353 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.52% from $2 billion but less than $3 billion and 0.49% on Investable Assets of $3 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $22,915 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,787 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $592,898 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $168,004 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $1,342 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $56,001 and $1,342 for Class C and Class R shares, respectively.

15

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders. Effective June 1, 2021, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase).

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $71,257,695 and $391,875,514, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	6,862,255	13,133,662

Issued to shareholders electing to receive payments of distributions in Fund shares	921,687	1,974,178

Redemptions	(12,629,438)	(14,440,997)

Converted from Class C shares	1,359,424	3,417,260

Net increase (decrease)	(3,486,072)	4,084,103

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	292,549	549,951

Issued to shareholders electing to receive payments of distributions in Fund shares	86,798	355,743

Redemptions	(726,357)	(3,344,526)

Converted to Class A shares	(1,354,777)	(3,405,698)

Net decrease	(1,701,787)	(5,844,530)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	46,419,184	92,702,765

Issued to shareholders electing to receive payments of distributions in Fund shares	5,074,815	11,566,403

Redemptions	(62,424,982)	(162,859,694)

Net decrease	(10,930,983)	(58,590,526)

16

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class R	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	15,402	34,836

Issued to shareholders electing to receive payments of distributions in Fund shares	2,494	4,824

Redemptions	(928)	(26,230)

Net increase	16,968	13,430

Class R6	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	2,090,775	40,299,688

Issued to shareholders electing to receive payments of distributions in Fund shares	152,450	601,599

Redemptions	(14,563,219)	(21,399,153)

Net increase (decrease)	(12,319,994)	19,502,134

17

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited)

Asset-Backed Securities — 0.7%
Security	Principal Amount	Value

CFG Investments, Ltd., Series 2021-1, Class B, 5.82%, 5/20/32(1)	$3,600,000	$3,649,009

Pnmac Gmsr Issuer Trust:

Series 2018-GT1, Class A, 2.956%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	9,000,000	8,999,769

Series 2018-GT2, Class A, 2.756%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	8,064,000	8,036,523

Total Asset-Backed Securities (identified cost $20,662,881)		$20,685,301

Collateralized Mortgage Obligations — 0.5%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 4, Class D, 8.00%, 12/25/22	$8,812	$9,147

Series 1548, Class Z, 7.00%, 7/15/23	15,447	16,316

Series 1650, Class K, 6.50%, 1/15/24	111,011	117,962

Series 1817, Class Z, 6.50%, 2/15/26	23,915	26,093

Series 1927, Class ZA, 6.50%, 1/15/27	93,142	102,567

Series 2344, Class ZD, 6.50%, 8/15/31	283,979	327,633

Series 2458, Class ZB, 7.00%, 6/15/32	548,673	646,134

Interest Only:(3)

Series 4791, Class JI, 4.0%, 5/15/48	9,310,623	1,246,337

		$2,492,189

Federal National Mortgage Association:

Series G48, Class Z, 7.10%, 12/25/21	$10,254	$10,337

Series G92-60, Class Z, 7.00%, 10/25/22	35,221	36,072

Series G93-1, Class K, 6.675%, 1/25/23	44,670	46,091

Series G94-7, Class PJ, 7.50%, 5/17/24	95,454	101,774

Series 1992-180, Class F, 1.256%, (1 mo. USD LIBOR + 1.15%), 10/25/22(2)	48,977	49,217

Series 1993-16, Class Z, 7.50%, 2/25/23	47,390	49,679

Series 1993-79, Class PL, 7.00%, 6/25/23	27,948	29,506

Series 1993-104, Class ZB, 6.50%, 7/25/23	13,281	14,004

Series 1993-121, Class Z, 7.00%, 7/25/23	216,702	229,175

Series 1993-141, Class Z, 7.00%, 8/25/23	47,956	50,752

Series 1994-42, Class ZQ, 7.00%, 4/25/24	369,962	396,905

Series 1994-79, Class Z, 7.00%, 4/25/24	63,373	67,887

Series 1994-89, Class ZQ, 8.00%, 7/25/24	76,582	84,179

Series 1996-35, Class Z, 7.00%, 7/25/26	25,132	27,696

Series 1998-16, Class H, 7.00%, 4/18/28	108,020	122,969

Series 1998-44, Class ZA, 6.50%, 7/20/28	186,179	210,533

Series 1999-25, Class Z, 6.00%, 6/25/29	200,539	225,124

Series 2000-2, Class ZE, 7.50%, 2/25/30	45,615	52,232

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Series 2000-49, Class A, 8.00%, 3/18/27	$135,528	$150,274

Series 2001-31, Class ZA, 6.00%, 7/25/31	1,535,702	1,725,397

Series 2001-74, Class QE, 6.00%, 12/25/31	417,256	475,668

Series 2009-48, Class WA, 5.851%, 7/25/39(4)	2,074,098	2,323,189

Series 2011-38, Class SA, 13.182%, (13.50% - 1 mo. USD LIBOR x 3), 5/25/41(2)(5)	2,216,125	2,966,470

Interest Only:(3)

Series 424, Class C8, 3.50%, 2/25/48	10,664,371	1,285,257

Series 2018-21, Class IO, 3.00%, 4/25/48	9,159,561	858,046

Series 2018-58, Class BI, 4.00%, 8/25/48	1,487,853	204,535

		$11,792,968

Government National Mortgage Association, Series 2001-35, Class K, 6.45%, 10/26/23	$21,203	$22,360

		$22,360

Total Collateralized Mortgage Obligations (identified cost $25,919,586)		$14,307,517

U.S. Government Agency Mortgage-Backed Securities — 2.3%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.57%, (1 yr. CMT + 2.31%), with maturity at 2036(6)	$713,139	$749,618

2.792%, (COF + 1.25%), with maturity at 2035(6)	892,818	916,982

3.206%, (COF + 2.39%), with maturity at 2023(6)	7,816	7,873

4.025%, (COF + 1.25%), with maturity at 2029(6)	8,366	8,851

4.383%, (COF + 1.25%), with maturity at 2030(6)	185,317	197,214

4.50%, with maturity at 2035	162,101	178,378

6.00%, with various maturities to 2035	4,417,390	5,098,145

6.50%, with various maturities to 2032	4,963,996	5,733,594

6.60%, with maturity at 2030	481,981	554,753

7.00%, with various maturities to 2036	6,752,175	7,777,548

7.31%, with maturity at 2026	13,385	14,515

7.50%, with various maturities to 2035	2,760,345	3,105,863

7.95%, with maturity at 2022	9,718	10,056

8.00%, with various maturities to 2030	628,260	678,533

8.50%, with maturity at 2025	19,792	22,226

9.00%, with various maturities to 2027	43,702	47,463

9.50%, with maturity at 2027	29,319	32,679

		$25,134,291

18	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount	Value

Federal National Mortgage Association:

1.66%, (COF + 1.25%), with maturity at 2027(6)	$58,195	$58,759

1.71%, (COF + 1.25%), with various maturities to 2033(6)	1,136,318	1,148,613

1.857%, (COF + 1.40%), with maturity at 2025(6)	220,139	221,823

2.057%, (COF + 1.60%), with maturity at 2024(6)	85,868	86,581

2.275%, (1 yr. CMT + 2.15%), with maturity at 2028(6)	83,037	85,464

3.312%, (COF + 1.25%), with maturity at 2034(6)	363,015	378,593

3.366%, (COF + 1.25%), with maturity at 2035(6)	949,414	978,012

3.874%, (COF + 1.78%), with maturity at 2035(6)	1,592,194	1,683,794

6.00%, with various maturities to 2035	14,704,708	17,118,106

6.331%, (COF + 2.00%, Floor 6.332%), with maturity at 2032(6)	394,224	437,404

6.50%, with various maturities to 2038	5,830,931	6,651,766

7.00%, with various maturities to 2035	9,690,353	11,270,970

7.50%, with various maturities to 2027	36,681	38,837

7.725%, (1 yr. CMT + 2.15%), with maturity at 2025(6)	11,863	12,591

8.00%, with maturity at 2026	3,860	3,990

8.50%, with various maturities to 2037	1,163,931	1,363,213

9.00%, with various maturities to 2032	128,721	143,437

9.285%, with maturity at 2028	90	93

9.50%, with various maturities to 2031	41,238	45,231

9.535%, with maturity at 2027	1,074	1,174

10.50%, with maturity at 2029	23,044	27,179

11.50%, with maturity at 2031	97,534	117,597

		$41,873,227

Government National Mortgage Association:

2.125%, (1 yr. CMT + 1.50%), with maturity at 2024(6)	$87,400	$89,004

6.50%, with various maturities to 2032	240,351	271,215

7.00%, with various maturities to 2031	444,299	502,298

7.50%, with various maturities to 2028	62,433	68,765

8.00%, with various maturities to 2023	25,979	27,251

9.00%, with maturity at 2025	7,649	8,149

9.50%, with maturity at 2021	62	62

		$966,744

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $63,609,944)		$67,974,262

U.S. Government Guaranteed Small Business Administration Loans(7)(8) — 0.8%
Security	Principal Amount (000’s omitted)	Value

1.11%, 9/15/42	$1,637	$64,769

1.41%, 9/15/42	1,097	56,261

1.66%, 8/15/42 to 4/15/43	7,101	428,898

1.91%, 8/15/42 to 4/15/43	13,009	909,883

1.93%, 3/15/41 to 5/15/42	2,076	145,554

1.96%, 9/15/42	2,861	189,683

2.11%, 8/15/42 to 9/15/42	5,927	450,766

2.16%, 2/15/42 to 4/15/43	15,885	1,293,312

2.21%, 9/15/42	2,590	200,049

2.28%, 3/15/43	2,720	266,407

2.36%, 9/15/42	1,926	165,355

2.38%, 2/15/41	646	49,503

2.39%, 7/15/39	987	77,470

2.41%, 7/15/42 to 4/15/43	21,356	2,001,599

2.46%, 3/15/28 to 4/15/43	6,377	518,416

2.53%, 6/15/36	830	71,585

2.56%, 5/15/37	1,343	112,625

2.61%, 9/15/42	2,852	280,878

2.63%, 11/15/36	597	51,440

2.66%, 4/15/43	7,987	843,085

2.71%, 7/15/27 to 9/15/42	9,168	842,470

2.74%, 10/4/23 to 8/25/42(9)	14,288	1,240,691

2.91%, 10/15/42 to 4/15/43	16,019	1,865,490

2.93%, 4/15/42	925	113,907

2.96%, 7/15/27 to 2/15/43	7,590	650,302

2.99%, 2/15/29	811	53,459

3.16%, 9/15/42 to 4/15/43	6,265	839,849

3.21%, 6/15/27 to 3/15/43	7,558	863,411

3.36%, 12/28/26 to 8/17/42(9)	30,094	2,490,642

3.41%, 3/15/43 to 4/15/43	7,572	1,004,614

3.46%, 3/15/27 to 9/15/42	4,552	530,650

3.66%, 1/15/43 to 6/15/43	8,518	1,323,750

3.69%, 3/15/43	1,324	233,621

3.71%, 3/15/28 to 10/15/42	9,578	1,031,055

3.78%, 5/15/27 to 9/15/42	3,969	527,152

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $23,683,816)		$21,788,601

19	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Convertible Bonds — 0.1%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.1%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	3,340	$3,412,237

Total Bermuda			$3,412,237

Total Convertible Bonds (identified cost $3,339,174)			$3,412,237

Foreign Corporate Bonds — 4.3%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.3%

YPF S.A.:

4.00% to 1/1/23, 2/12/26(1)(10)	USD	9,379	$7,587,893

4.00% to 1/1/23, 2/12/26(10)(11)	USD	43	35,156

6.95%, 7/21/27(11)	USD	992	612,729

8.50%, 7/28/25(11)	USD	528	383,882

Total Argentina			$8,619,660

Armenia — 0.3%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(11)	USD	8,832	$8,798,880

Total Armenia			$8,798,880

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(11)	USD	2,019	$2,208,685

Total Belarus			$2,208,685

Brazil — 0.4%

Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28(11)	USD	2,110	$2,208,168

Braskem Netherlands Finance BV, 5.875%, 1/31/50(11)	USD	638	667,259

Guara Norte S.a.r.l., 5.198%, 6/15/34(11)	USD	1,178	1,188,572

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(11)	USD	2,869	2,839,918

Vale S.A., 2.762%(12)(28)	BRL	42,422	4,529,511

Total Brazil			$11,433,428

Bulgaria — 0.3%

Eurohold Bulgaria AD, 6.50%, 12/7/22(11)	EUR	9,200	$10,452,358

Total Bulgaria			$10,452,358

Security		Principal Amount (000’s omitted)	Value

Georgia — 0.3%

Georgia Capital JSC, 6.125%, 3/9/24(11)	USD	6,762	$6,864,782

Silknet JSC, 11.00%, 4/2/24(11)	USD	2,470	2,687,879

Total Georgia			$9,552,661

Greece — 0.2%

Ellaktor Value PLC, 6.375%, 12/15/24(11)	EUR	4,445	$5,004,388

Total Greece			$5,004,388

Iceland — 0.7%

Arion Banki HF, 6.00%, 4/12/24(11)	ISK	1,000,000	$8,717,519

Islandsbanki HF, 6.40%, 10/26/23	ISK	860,000	7,468,574

Landsbankinn HF, 5.00%, 11/23/23(11)	ISK	560,000	4,722,325

WOW Air HF:

0.00% (12)(13)(14)	EUR	79	0

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(13)(14)	EUR	3,600	0

Total Iceland			$20,908,418

India — 0.0%(15)

Reliance Communications, Ltd., 6.50%, 11/6/20(11)(13)	USD	1,800	$166,500

Total India			$166,500

Indonesia — 0.4%

Alam Sutera Realty Tbk PT:

6.00%, (6.00% cash or 6.25% PIK), 5/2/24(16)	USD	1,675	$1,340,000

6.25%, (6.25% cash or 6.50% PIK), 11/2/25(11)(16)	USD	5,025	3,894,375

Bayan Resources Tbk PT, 6.125%, 1/24/23(11)	USD	5,385	5,648,246

Total Indonesia			$10,882,621

Mexico — 0.2%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(11)	USD	993	$250,733

10.00%, 12/19/22(11)	USD	1,849	434,533

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(11)	USD	781	705,548

Petroleos Mexicanos, 6.75%, 9/21/47	USD	3,700	3,276,202

Total Mexico			$4,667,016

Moldova — 0.2%

Aragvi Finance International DAC, 8.45%, 4/29/26(11)	USD	5,849	$6,028,506

Total Moldova			$6,028,506

20	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(11)	USD	3,306	$3,396,915

Total Nigeria			$3,396,915

Paraguay — 0.2%

Frigorifico Concepcion S.A., 10.25%, 1/29/25(11)	USD	4,725	$4,854,937

Total Paraguay			$4,854,937

Peru — 0.0%(15)

PetroTal Corp., 12.00%, 2/16/24(1)(11)	USD	900	$904,500

Total Peru			$904,500

South Africa — 0.1%

Petra Diamonds US Treasury PLC, 10.50%, 3/8/26(11)	USD	2,474	$2,424,520

Total South Africa			$2,424,520

United Arab Emirates — 0.1%

NBK Tier 1 Financing, Ltd., 3.625% to 8/24/26(11)(12)(17)	USD	1,765	$1,764,568

Total United Arab Emirates			$1,764,568

Uzbekistan — 0.4%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(11)	UZS	143,000,000	$13,487,660

Total Uzbekistan			$13,487,660

Total Foreign Corporate Bonds (identified cost $128,872,873)			$125,556,221

Loan Participation Notes — 1.7%
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 1.7%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(11)(14)(18)	UZS	293,470,000	$27,760,622

Security		Principal Amount (000’s omitted)	Value

Uzbekistan (continued)

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(11)(14)(18)	UZS	248,781,000	$23,518,162

Total Uzbekistan			$51,278,784

Total Loan Participation Notes (identified cost $53,971,737)			$51,278,784

Senior Floating-Rate Loans — 0.0%(15)
Borrower/Description		Principal Amount (000’s omitted)	Value

Argentina — 0.0%(15)

Desarrolladora Energética S.A., Term Loan, 9.50%, 7/18/20(13)(14)(19)		$1,825	$603,245

Total Argentina			$603,245

Total Senior Floating-Rate Loans (identified cost $1,460,995)			$603,245

Sovereign Government Bonds — 48.7%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.5%

Provincia de Buenos Aires/Government Bonds:

4.00%, 5/15/35(11)	USD	2,106	$889,681

6.50%, 2/15/23(11)	USD	4,751	1,983,590

7.875%, 6/15/27(11)	USD	12,680	5,515,927

9.125%, 3/16/24(11)	USD	7,494	3,241,230

9.625%, 4/18/28(11)	USD	917	430,990

9.95%, 6/9/21(11)	USD	5,281	2,442,462

Total Argentina			$14,503,880

Australia — 0.8%

Australia Government Bond:

1.50%, 6/21/31(11)	AUD	21,500	$16,274,021

1.75%, 6/21/51(11)	AUD	11,000	6,874,778

Total Australia			$23,148,799

21	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Bahrain — 0.9%

Kingdom of Bahrain:

5.45%, 9/16/32(11)	USD	10,100	$10,046,975

6.00%, 9/19/44(11)	USD	4,528	4,245,226

6.25%, 1/25/51(11)	USD	8,276	7,778,240

7.50%, 9/20/47(11)	USD	3,492	3,700,717

Total Bahrain			$25,771,158

Barbados — 1.0%

Government of Barbados, 6.50%, 10/1/29(11)	USD	28,151	$28,784,091

Total Barbados			$28,784,091

Belarus — 0.5%

Republic of Belarus:

5.875%, 2/24/26(11)	USD	7,310	$7,099,370

6.875%, 2/28/23(11)	USD	6,700	6,854,803

Total Belarus			$13,954,173

Benin — 0.7%

Benin Government International Bond, 6.875%, 1/19/52(11)	EUR	16,930	$21,463,201

Total Benin			$21,463,201

Costa Rica — 0.1%

Titulo Propiedad UD, 1.00%, 1/12/22(20)	CRC	1,695,853	$2,685,765

Total Costa Rica			$2,685,765

Croatia — 1.1%

Croatia Government International Bond, 1.75%, 3/4/41(11)	EUR	26,466	$32,159,995

Total Croatia			$32,159,995

Dominican Republic — 1.9%

Dominican Republic:

5.30%, 1/21/41(11)	USD	9,230	$9,405,370

5.875%, 1/30/60(1)	USD	869	870,086

5.875%, 1/30/60(11)	USD	9,900	9,912,375

6.40%, 6/5/49(11)	USD	3,137	3,429,525

8.90%, 2/15/23(11)	DOP	383,700	7,046,312

9.75%, 6/5/26(11)	DOP	1,272,550	24,785,066

Total Dominican Republic			$55,448,734

Security		Principal Amount (000’s omitted)	Value

Ecuador — 0.0%(15)

Republic of Ecuador, 0.50% to 7/31/21, 7/31/40(10)(11)	USD	1,709	$854,344

Total Ecuador			$854,344

Egypt — 4.8%

Arab Republic of Egypt:

6.375%, 4/11/31(11)	EUR	32,648	$41,055,810

8.15%, 11/20/59(11)	USD	22,755	22,576,373

8.70%, 3/1/49(11)	USD	19,432	20,307,353

Egypt Government Bond:

14.06%, 1/12/26	EGP	391,915	24,818,194

14.483%, 4/6/26	EGP	217,604	13,930,109

14.556%, 10/13/27	EGP	292,422	18,746,645

Total Egypt			$141,434,484

Georgia — 0.5%

Georgia Treasury Bond:

7.00%, 5/30/24	GEL	25,057	$6,836,105

7.375%, 9/27/23	GEL	5,820	1,620,905

8.125%, 1/25/23	GEL	2,922	837,663

9.375%, 4/9/22	GEL	22,758	6,641,323

Total Georgia			$15,935,996

Iceland — 2.5%

Republic of Iceland:

5.00%, 11/15/28	ISK	2,056,236	$18,050,854

6.50%, 1/24/31	ISK	5,641,242	54,851,981

Total Iceland			$72,902,835

Indonesia — 2.8%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	308,686,000	$21,429,583

7.00%, 9/15/30	IDR	328,345,000	23,510,820

7.50%, 6/15/35	IDR	540,000,000	38,669,906

7.50%, 4/15/40	IDR	8,910,000	633,446

Total Indonesia			$84,243,755

Ivory Coast — 1.4%

Ivory Coast Government International Bond:

4.875%, 1/30/32(11)	EUR	3,666	$4,434,707

5.25%, 3/22/30(11)	EUR	10,453	13,241,970

6.625%, 3/22/48(11)	EUR	12,355	15,546,130

6.875%, 10/17/40(11)	EUR	5,248	6,839,459

Total Ivory Coast			$40,062,266

22	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Jordan — 0.6%

Jordan Government International Bond:

5.85%, 7/7/30(11)	USD	1,638	$1,703,145

7.375%, 10/10/47(11)	USD	15,500	16,335,372

Total Jordan			$18,038,517

Lebanon — 0.3%

Lebanese Republic:

6.25%, 11/4/24(11)(13)	USD	7,663	$981,860

6.25%, 6/12/25(11)(13)	USD	2,947	380,234

6.40%, 5/26/23(13)	USD	7,625	984,083

6.65%, 4/22/24(11)(13)	USD	14,836	1,897,673

6.65%, 11/3/28(11)(13)	USD	3,522	452,154

6.65%, 2/26/30(11)(13)	USD	453	58,131

6.75%, 11/29/27(11)(13)	USD	194	25,052

6.85%, 3/23/27(11)(13)	USD	7,024	918,627

6.85%, 5/25/29(13)	USD	9,973	1,265,374

7.00%, 12/3/24(13)	USD	3,446	437,780

7.00%, 3/20/28(11)(13)	USD	5,989	753,506

7.05%, 11/2/35(11)(13)	USD	1,463	188,274

7.15%, 11/20/31(11)(13)	USD	4,621	590,009

8.20%, 5/17/33(13)	USD	1,595	198,976

8.25%, 4/12/21(11)(13)	USD	1,000	127,500

8.25%, 5/17/34(13)	USD	1,326	168,574

Total Lebanon			$9,427,807

Macedonia — 0.2%

North Macedonia Government International Bond, 1.625%, 3/10/28(11)	EUR	5,036	$5,870,048

Total Macedonia			$5,870,048

Malaysia — 1.6%

Malaysia Government Bond:

3.726%, 3/31/26	MYR	80,580	$20,629,264

3.955%, 9/15/25	MYR	99,820	25,721,930

Total Malaysia			$46,351,194

New Zealand — 1.0%

New Zealand Government Bond:

2.50%, 9/20/35(11)(20)	NZD	12,243	$11,251,928

3.00%, 9/20/30(11)(20)	NZD	18,705	17,325,580

Total New Zealand			$28,577,508

Security		Principal Amount (000’s omitted)	Value

Oman — 0.1%

Oman Government International Bond, 3.625%, 6/15/21(11)	USD	3,600	$3,609,094

Total Oman			$3,609,094

Pakistan — 0.8%

Islamic Republic of Pakistan:

6.00%, 4/8/26(11)	USD	5,140	$5,292,787

7.375%, 4/8/31(11)	USD	11,940	12,566,850

8.875%, 4/8/51(11)	USD	4,270	4,587,944

Total Pakistan			$22,447,581

Peru — 0.6%

Peru Government Bond, 6.95%, 8/12/31	PEN	64,170	$19,002,061

Total Peru			$19,002,061

Philippines — 1.4%

Republic of the Philippines, 6.25%, 1/14/36	PHP	1,649,000	$41,886,122

Total Philippines			$41,886,122

Romania — 3.5%

Romania Government International Bond:

2.625%, 12/2/40(11)	EUR	3,639	$4,298,315

2.75%, 4/14/41(11)	EUR	6,915	8,187,190

3.375%, 1/28/50(11)	EUR	33,546	42,257,263

4.625%, 4/3/49(11)	EUR	32,498	48,446,624

Total Romania			$103,189,392

Rwanda — 0.0%(15)

Republic of Rwanda, 6.625%, 5/2/23(11)	USD	579	$612,924

Total Rwanda			$612,924

Serbia — 4.2%

Serbia Treasury Bond:

4.50%, 1/11/26	RSD	1,226,350	$13,733,233

4.50%, 8/20/32	RSD	1,825,810	20,781,403

5.875%, 2/8/28	RSD	7,189,920	89,205,055

Total Serbia			$123,719,691

South Africa — 2.1%

Republic of South Africa, 10.50%, 12/21/26	ZAR	774,681	$61,050,355

Total South Africa			$61,050,355

23	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Suriname — 0.6%

Republic of Suriname, 9.25%, 10/26/26(11)	USD	26,914	$19,243,510

Total Suriname			$19,243,510

Thailand — 2.7%

Thailand Government Bond:

1.25%, 3/12/28(11)(20)	THB	2,451,785	$77,235,256

2.875%, 6/17/46	THB	112,400	3,720,468

Total Thailand			$80,955,724

Tunisia — 0.1%

Banque Centrale de Tunisie International Bond:

5.625%, 2/17/24(11)	EUR	2,257	$2,585,776

6.75%, 10/31/23(11)	EUR	662	775,737

Total Tunisia			$3,361,513

Ukraine — 8.1%

Ukraine Government International Bond:

0.00%, GDP-Linked, 5/31/40(1)(11)(21)	USD	16,642	$17,613,976

10.00%, 8/23/23	UAH	696,196	23,613,011

11.67%, 11/22/23	UAH	693,998	24,410,728

15.84%, 2/26/25	UAH	4,506,371	174,442,833

Total Ukraine			$240,080,548

Uruguay — 1.0%

Republic of Uruguay:

3.875%, 7/2/40(20)	UYU	832,116	$22,065,118

9.875%, 6/20/22(11)	UYU	272,785	6,443,177

Total Uruguay			$28,508,295

Uzbekistan — 0.1%

Republic of Uzbekistan, 14.50%, 11/25/23(11)	UZS	23,580,000	$2,267,072

Total Uzbekistan			$2,267,072

Zambia — 0.2%

Republic of Zambia:

5.375%, 9/20/22(11)	USD	7,429	$4,507,338

8.50%, 4/14/24(11)	USD	1,344	828,061

8.97%, 7/30/27(11)	USD	1,345	820,458

Total Zambia			$6,155,857

Total Sovereign Government Bonds (identified cost $1,400,926,813)			$1,437,708,289

Sovereign Loans — 2.3%
Borrower		Principal Amount (000’s omitted)	Value

Kenya — 0.6%

Government of Kenya:

Term Loan, 6.714%, (6 mo. USD LIBOR + 6.45%), 6/29/25(2)		$15,674	$16,010,903

Term Loan, 6.911%, (6 mo. USD LIBOR + 6.70%), 10/24/24(2)		2,033	2,065,893

Total Kenya			$18,076,796

Macedonia — 0.2%

Republic of Macedonia, Term Loan, 4.50%, (6 mo. EURIBOR + 4.50%), 12/16/22(2)(22)	EUR	4,400	$5,299,119

Total Macedonia			$5,299,119

Nigeria — 0.6%

Bank of Industry Limited, Term Loan, 6.184%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(22)		$19,000	$19,129,295

Total Nigeria			$19,129,295

Tanzania — 0.9%

Government of the United Republic of Tanzania, Term Loan, 5.461%, (6 mo. USD LIBOR + 5.20%), 6/23/22(2)		$25,346	$25,955,000

Total Tanzania			$25,955,000

Total Sovereign Loans (identified cost $66,789,968)			$68,460,210

Common Stocks — 2.9%
Security		Shares	Value

Argentina — 0.0%(15)

IRSA Inversiones y Representaciones S.A. ADR(23)		122,796	$469,081

Transportadora de Gas del Sur S.A. ADR(23)		108,527	492,712

Total Argentina			$961,793

Brazil — 0.3%

Petroleo Brasileiro S.A. ADR		1,078,000	$9,141,440

Total Brazil			$9,141,440

Colombia — 0.0%(15)

Bancolombia S.A.		27,319	$203,220

Total Colombia			$203,220

24	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Cyprus — 0.2%

Bank of Cyprus Holdings PLC(23)	4,401,002	$5,462,106

Total Cyprus		$5,462,106

Egypt — 0.1%

Taaleem Management Services Co. SAE(23)	9,039,600	$3,128,648

Total Egypt		$3,128,648

Georgia — 0.2%

Georgia Capital PLC(23)	776,696	$6,039,020

Total Georgia		$6,039,020

Greece — 0.4%

Alpha Services and Holdings S.A.(23)	1,247,900	$1,979,256

Eurobank Ergasias Services and Holdings S.A.(23)	2,679,600	2,529,221

Hellenic Telecommunications Organization S.A.	86,871	1,473,125

JUMBO S.A.	67,891	1,268,329

National Bank of Greece S.A.(23)	776,900	2,420,601

OPAP S.A.	122,204	1,874,137

Piraeus Financial Holdings S.A.(23)	43,448	113,154

Total Greece		$11,657,823

Iceland — 0.6%

Arion Banki HF(1)	5,194,553	$5,352,770

Eik Fasteignafelag HF(23)	19,600,022	1,592,067

Eimskipafelag Islands HF	1,190,009	3,003,761

Hagar HF(23)	5,204,459	2,439,095

Reginn HF(23)	7,280,590	1,492,741

Reitir Fasteignafelag HF	2,964,531	1,750,134

Siminn HF	29,113,288	2,415,982

Total Iceland		$18,046,550

Turkey — 0.2%

Akbank T.A.S.	2,609,700	$1,541,559

Aselsan Elektronik Sanayi Ve Ticaret AS	92,300	167,350

BIM Birlesik Magazalar AS	61,500	482,097

Eregli Demir ve Celik Fabrikalari TAS	188,100	431,724

Ford Otomotiv Sanayi AS	8,600	182,776

Haci Omer Sabanci Holding AS	130,000	127,344

KOC Holding AS	102,000	226,185

Turk Hava Yollari AO(23)	74,800	110,429

Turkcell Iletisim Hizmetleri AS	165,000	295,335

Turkiye Garanti Bankasi AS	1,785,600	1,556,428

Turkiye Is Bankasi AS, Class C	233,300	137,776

Turkiye Petrol Rafinerileri AS(23)	17,100	181,287

Turkiye Sise ve Cam Fabrikalari AS	182,100	165,178

Security	Shares	Value

Turkey (continued)

Yapi ve Kredi Bankasi AS	396,600	$100,464

Total Turkey		$5,705,932

Vietnam — 0.9%

Bank for Foreign Trade of Vietnam JSC	332,610	$1,437,610

Bank for Investment and Development of Vietnam JSC	16	28

Binh Minh Plastics JSC	39,120	100,538

Coteccons Construction JSC	133,000	370,910

FPT Corp.	503,306	1,889,728

Hoa Phat Group JSC	668,188	1,681,788

KIDO Group Corp.	24,450	54,107

Masan Group Corp.	275,980	1,169,223

Military Commercial Joint Stock Bank(23)	2,163,261	2,842,107

Mobile World Investment Corp.	231,600	1,514,496

Phu Nhuan Jewelry JSC	532,630	2,259,210

Refrigeration Electrical Engineering Corp.(23)	807,810	2,009,522

SSI Securities Corp.	373,025	526,174

Viet Capital Securities JSC	291,500	787,637

Vietnam Dairy Products JSC	335,281	1,356,715

Vietnam Prosperity JSC Bank(23)	1,581,255	3,987,533

Vietnam Technological & Commercial Joint Stock Bank(23)	781,800	1,487,641

Vingroup JSC(23)	466,534	2,642,402

Total Vietnam		$26,117,369

Total Common Stocks (identified cost $82,062,347)		$86,463,901

Reinsurance Side Cars — 0.3%
Security	Principal Amount/ Shares	Value

Eden Re II, Ltd., Series 2021A, 0.00%, 3/21/25(1)(14)(24)	$3,500,000	$3,395,700

Mt. Logan Re Ltd., Series A-1(14)(23)(24)(25)	4,400	4,264,744

Total Reinsurance Side Cars (identified cost $7,900,000)		$7,660,444

Rights — 0.0%
Security	Shares	Value

IRSA Inversiones y Representaciones, Exp. 5/3/21(23)	145,948	$0

Total Rights (identified cost $0)		$0

25	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 30.3%

Sovereign Government Securities — 7.5%
Security		Principal Amount (000’s omitted)	Value

Egypt — 6.2%

Egypt Treasury Bill:

0.00%, 5/18/21	EGP	254,800	$16,215,372

0.00%, 5/25/21	EGP	185,675	11,793,579

0.00%, 6/8/21	EGP	45,100	2,842,510

0.00%, 6/15/21	EGP	157,275	9,918,677

0.00%, 6/29/21	EGP	295,900	18,562,985

0.00%, 7/6/21	EGP	406,925	25,471,242

0.00%, 7/13/21	EGP	369,875	23,094,209

0.00%, 7/27/21	EGP	46,275	2,874,864

0.00%, 8/17/21	EGP	561,625	34,629,630

0.00%, 8/31/21	EGP	31,400	1,926,412

0.00%, 9/28/21	EGP	92,950	5,646,746

0.00%, 10/12/21	EGP	194,675	11,769,394

0.00%, 12/28/21	EGP	287,650	16,930,523

Total Egypt			$181,676,143

Georgia — 0.5%

Georgia Treasury Bill:

0.00%, 5/13/21	GEL	18,000	$5,206,763

0.00%, 6/3/21	GEL	1,632	469,943

0.00%, 7/15/21	GEL	7,000	1,995,018

0.00%, 9/9/21	GEL	6,030	1,694,462

0.00%, 10/14/21	GEL	3,340	930,954

0.00%, 11/11/21	GEL	5,492	1,520,596

0.00%, 12/9/21	GEL	4,367	1,200,138

0.00%, 2/10/22	GEL	2,813	761,351

Total Georgia			$13,779,225

Uganda — 0.5%

Uganda Treasury Bill:

0.00%, 2/24/22	UGX	32,801,000	$8,435,237

0.00%, 3/10/22	UGX	26,067,200	6,666,318

0.00%, 3/24/22	UGX	5,022,600	1,282,769

Total Uganda			$16,384,324

Uruguay — 0.3%

Uruguay Monetary Regulation Bill:

0.00%, 12/3/21	UYU	358,185	$7,883,210

Security		Principal Amount (000’s omitted)	Value

Uruguay (continued)

Uruguay Monetary Regulation Bill: (continued)

0.00%, 2/25/22	UYU	76,539	$1,657,024

Total Uruguay			$9,540,234

Total Sovereign Government Securities (identified cost $221,045,676)			$221,379,926

Repurchase Agreements — 1.0%
Description		Principal Amount (000’s omitted)	Value

Barclays Bank PLC:

Dated 3/11/21 with an interest rate of 0.30% payable by the Portfolio, collateralized by $1,300,000 Costa Rica Government International Bond, 4.375%, due 4/30/25 and a market value, including accrued interest, of $1,324,533(26)		$1,300	$1,299,664

JPMorgan Chase Bank, N.A.:

Dated 4/6/21 with an interest rate of 0.35% payable by the Portfolio, collateralized by $1,472,000 Costa Rica Government International Bond, 4.375%, due 4/30/25 and a market value, including accrued interest, of $1,499,779(26)		1,571	1,571,414

Dated 4/29/21 with a maturity date of 6/1/21, an interest rate of 0.30% payable by the Portfolio and repurchase proceeds of $26,319,112, collateralized by GBP 9,622,649 United Kingdom Gilt Bond, 0.25%, due 3/22/52 and a market value, including accrued interest, of $25,984,952		26,326	26,326,132

Nomura International PLC:

Dated 4/23/21 with an interest rate of 0.50% payable by the Portfolio, collateralized by $1,337,000 Costa Rica Government International Bond, 4.375%, due 4/30/25 and a market value, including accrued interest, of $1,362,231(26)		1,444	1,443,960

Total Repurchase Agreements (identified cost $30,641,170)			$30,641,170

26	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

U.S. Treasury Obligations — 7.0%
Security		Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 5/13/21(27)		$28,840	$28,840,010

0.00%, 6/03/21(27)		26,060	26,060,000

0.00%, 6/17/21(27)		150,000	149,998,593

Total U.S. Treasury Obligations (identified cost $204,889,308)			$204,898,603

Other — 14.8%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(29)		437,086,668	$437,086,668

Total Other (identified cost $437,086,668)			$437,086,668

Total Short-Term Investments (identified cost $893,662,822)			$894,006,367

Total Purchased Options and Swaptions — 0.1% (identified cost $6,104,269)			$4,197,281

Total Investments — 95.0% (identified cost $2,778,967,225)			$2,804,102,660

Total Written Options —(0.0)%(15) (premiums received $361,381)			$(381,189)

Securities Sold Short — (1.6)%

Sovereign Government Bonds — (1.0)%
Security		Principal Amount (000’s omitted)	Value

Costa Rica — (0.1)%

Costa Rica Government International Bond, 4.375%, 4/30/25(11)	USD	(3,595)	$(3,662,406)

Total Costa Rica			$(3,662,406)

United Kingdom — (0.9)%

United Kingdom Gilt Bond, 0.25%, 3/22/52(11)(20)	GBP	(9,623)	$(25,981,353)

Total United Kingdom			$(25,981,353)

Total Sovereign Government Bonds (proceeds $29,668,209)			$(29,643,759)

Common Stocks — (0.6)%
Security	Shares	Value

United Kingdom — (0.4)%

Ashmore Group PLC	(1,867,300)	$(10,321,194)

Royal Dutch Shell PLC, Class A ADR	(71,300)	(2,709,400)

Total United Kingdom		$(13,030,594)

United States — (0.2)%

Chevron Corp.	(27,500)	$(2,834,425)

Exxon Mobil Corp.	(51,100)	(2,924,964)

Total United States		$(5,759,389)

Total Common Stocks (proceeds $21,283,321)		$(18,789,983)

Total Securities Sold Short (proceeds $50,951,530)		$(48,433,742)

Other Assets, Less Liabilities — 6.6%		$195,968,919

Net Assets — 100.0%		$2,951,256,648

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $56,410,226 or 1.9% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2021.

(6)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at April 30, 2021.

(7)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(8)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

27	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

(9)	The stated interest rate represents the weighted average fixed interest rate at April 30, 2021 of all interest only securities comprising the certificate.

(10)	Step coupon security. Interest rate represents the rate in effect at April 30, 2021.

(11)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $783,247,602 or 26.5% of the Portfolio’s net assets.

(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(14)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(15)	Amount is less than 0.05% or (0.05)%, as applicable.

(16)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(17)	Security converts to variable rate after the indicated fixed-rate coupon period.

(18)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(19)	Fixed-rate loan.
(20)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(21)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(22)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(23)	Non-income producing security.

(24)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(25)	Restricted security (see Note 5).

(26)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(27)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(28)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at April 30, 2021.

(29)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Purchased Currency Options — 0.0%(15)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call BRL/Put USD	Goldman Sachs International	USD	12,136,000	BRL	4.50	2/9/22	$38,872

Call BRL/Put USD	Goldman Sachs International	USD	67,964,000	BRL	4.51	2/9/22	225,233

Call BRL/Put USD	Goldman Sachs International	USD	83,560,000	BRL	4.48	2/10/22	257,615

Total							$521,720

Purchased Interest Rate Swaptions — 0.0%(15)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	161,720,000	12/15/21	$58,119

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	198,570,000	1/7/22	65,142

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	99,280,000	1/10/22	32,413

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	390,910,000	1/12/22	127,192

28	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Purchased Interest Rate Swaptions (continued)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	109,162,000	1/17/22	$37,411

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	176,282,000	1/27/22	60,532

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	487,830,000	2/10/22	212,742

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	129,130,000	2/16/22	91,814

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	129,130,000	2/21/22	136,693

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	99,000,000	2/23/22	104,069

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	129,130,000	2/23/22	148,791

Total					$1,074,918

Purchased Call Options — 0.1%

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	623,900,000	1.06%	12/19/22	$1,788,503

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	304,600,000	1.09	1/4/23	812,140

Total						$2,600,643

Written Currency Options — (0.0)%(15)
Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put INR/Call USD	Barclays Bank PLC	USD	30,290,000	INR	80.25	2/9/22	$(351,697)

Put INR/Call USD	Standard Chartered Bank	USD	2,540,000	INR	80.25	2/9/22	(29,492)

Total							$(381,189)

29	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	40,726,000	USD	47,891,723	5/4/21	$1,071,097

EUR	7,345,280	USD	8,732,627	5/4/21	98,233

EUR	490,781	USD	577,133	5/4/21	12,908

EUR	54,557	USD	65,676	5/4/21	(85)

EUR	298,037	USD	358,777	5/4/21	(462)

EUR	1,114,643	USD	1,341,807	5/4/21	(1,728)

EUR	1,189,129	USD	1,431,474	5/4/21	(1,843)

EUR	1,839,092	USD	2,213,898	5/4/21	(2,851)

EUR	3,600,000	USD	4,333,679	5/4/21	(5,580)

EUR	4,003,664	USD	4,819,610	5/4/21	(6,206)

EUR	4,445,000	USD	5,350,890	5/4/21	(6,890)

EUR	4,491,939	USD	5,407,395	5/4/21	(6,963)

EUR	4,830,678	USD	5,815,169	5/4/21	(7,488)

EUR	4,999,199	USD	6,018,034	5/4/21	(7,749)

EUR	1,189,129	USD	1,437,706	5/4/21	(8,076)

EUR	6,847,819	USD	8,243,403	5/4/21	(10,614)

EUR	7,274,757	USD	8,757,350	5/4/21	(11,276)

EUR	8,226,305	USD	9,902,823	5/4/21	(12,751)

EUR	3,462,761	USD	4,176,834	5/4/21	(13,730)

EUR	9,200,000	USD	11,074,957	5/4/21	(14,260)

EUR	10,786,948	USD	12,985,325	5/4/21	(16,720)

EUR	16,061,047	USD	19,334,284	5/4/21	(24,895)

EUR	5,050,820	USD	6,106,651	5/4/21	(34,304)

EUR	31,609,430	USD	38,051,421	5/4/21	(48,995)

EUR	37,900,668	USD	45,624,812	5/4/21	(58,747)

EUR	40,726,000	USD	49,025,945	5/4/21	(63,126)

EUR	78,163,323	USD	94,092,982	5/4/21	(121,155)

EUR	82,266,217	USD	99,032,045	5/4/21	(127,515)

EUR	132,407,937	USD	159,392,631	5/4/21	(205,235)

NZD	394,335	USD	282,935	5/4/21	(749)

NZD	394,335	USD	283,961	5/4/21	(1,775)

NZD	15,743,755	USD	11,296,144	5/4/21	(29,915)

NZD	15,743,755	USD	11,337,078	5/4/21	(70,849)

USD	49,025,945	EUR	40,726,000	5/4/21	63,126

USD	8,842,246	EUR	7,345,280	5/4/21	11,385

USD	6,080,175	EUR	5,050,820	5/4/21	7,829

USD	4,168,471	EUR	3,462,761	5/4/21	5,367

USD	1,431,473	EUR	1,189,129	5/4/21	1,843

USD	590,802	EUR	490,781	5/4/21	761

USD	64,157	EUR	54,557	5/4/21	(1,435)

USD	350,477	EUR	298,037	5/4/21	(7,838)

USD	1,310,764	EUR	1,114,643	5/4/21	(29,315)

USD	1,398,356	EUR	1,189,129	5/4/21	(31,274)

USD	2,162,679	EUR	1,839,092	5/4/21	(48,368)

30	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	5,743,077	EUR	4,830,678	5/4/21	$(64,604)

USD	5,943,427	EUR	4,999,199	5/4/21	(66,858)

USD	8,158,739	EUR	6,847,819	5/4/21	(74,050)

USD	4,233,418	EUR	3,600,000	5/4/21	(94,680)

USD	4,708,107	EUR	4,003,664	5/4/21	(105,297)

USD	5,227,096	EUR	4,445,000	5/4/21	(116,904)

USD	5,282,294	EUR	4,491,939	5/4/21	(118,138)

USD	8,554,747	EUR	7,274,757	5/4/21	(191,327)

USD	9,673,720	EUR	8,226,305	5/4/21	(216,352)

USD	10,818,736	EUR	9,200,000	5/4/21	(241,961)

USD	12,684,907	EUR	10,786,948	5/4/21	(283,697)

USD	18,886,982	EUR	16,061,047	5/4/21	(422,407)

USD	37,171,096	EUR	31,609,430	5/4/21	(831,330)

USD	44,569,275	EUR	37,900,668	5/4/21	(996,790)

USD	47,891,723	EUR	40,726,000	5/4/21	(1,071,097)

USD	91,916,127	EUR	78,163,323	5/4/21	(2,055,701)

USD	96,740,923	EUR	82,266,217	5/4/21	(2,163,607)

USD	155,705,058	EUR	132,407,937	5/4/21	(3,482,338)

USD	11,296,144	NZD	15,743,755	5/4/21	29,915

USD	11,290,870	NZD	15,743,755	5/4/21	24,641

USD	282,935	NZD	394,335	5/4/21	749

USD	282,803	NZD	394,335	5/4/21	617

INR	231,095,934	USD	3,118,737	5/5/21	516

INR	231,095,934	USD	3,118,737	5/5/21	516

PHP	7,558,338	USD	156,656	5/5/21	280

USD	3,124,797	INR	231,095,934	5/5/21	5,544

USD	3,124,797	INR	231,095,934	5/5/21	5,544

USD	107,905	PHP	5,284,000	5/5/21	(1,808)

USD	43,427,587	PHP	2,095,294,228	5/5/21	(77,604)

IDR	292,000,000,000	USD	20,111,578	5/11/21	79,357

IDR	43,909,261,151	USD	3,024,262	5/11/21	11,933

IDR	43,909,261,151	USD	3,024,262	5/11/21	11,933

RUB	892,035,024	USD	11,383,617	5/11/21	469,416

RUB	892,035,025	USD	11,392,675	5/11/21	460,359

RUB	219,392,409	USD	2,806,560	5/11/21	108,646

USD	11,675,251	IDR	163,745,401,882	5/11/21	352,742

USD	10,514,704	IDR	147,342,548,909	5/11/21	326,403

USD	61,862	IDR	898,546,769	5/11/21	(270)

USD	61,862	IDR	898,546,769	5/11/21	(270)

USD	2,957,486	IDR	43,010,714,382	5/11/21	(16,578)

USD	2,957,486	IDR	43,010,714,382	5/11/21	(16,578)

USD	21,737,764	IDR	315,610,589,336	5/11/21	(85,774)

USD	2,818,451	RUB	211,600,000	5/11/21	6,788

NZD	9,172,922	USD	6,634,189	5/12/21	(70,341)

31	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	18,050,855	NZD	24,958,454	5/12/21	$191,389

USD	1,283,452	NZD	1,774,596	5/12/21	13,608

AUD	62,727,815	USD	48,595,740	5/18/21	(270,458)

INR	231,095,934	USD	3,079,555	5/19/21	31,203

INR	231,095,934	USD	3,079,555	5/19/21	31,203

USD	3,111,854	INR	231,095,934	5/19/21	1,096

USD	3,111,854	INR	231,095,934	5/19/21	1,096

GBP	9,414,432	USD	13,063,617	5/24/21	(61,328)

GBP	5,307,000	USD	7,445,880	5/24/21	(116,373)

GBP	9,475,097	USD	13,236,184	5/24/21	(150,111)

GBP	7,567,574	USD	10,617,533	5/24/21	(165,943)

USD	4,447,344	GBP	3,216,860	5/24/21	4,533

USD	2,882,575	GBP	2,090,140	5/24/21	(4,121)

AUD	40,400,000	USD	30,813,484	5/26/21	311,742

NZD	4,150,996	USD	3,079,981	6/1/21	(109,835)

USD	16,251,983	NZD	21,903,355	6/1/21	579,560

USD	6,914,075	NZD	9,318,336	6/1/21	246,562

EUR	490,781	USD	591,121	6/2/21	(745)

USD	140,377,578	EUR	116,549,075	6/2/21	176,951

USD	107,333,435	EUR	89,114,036	6/2/21	135,298

USD	94,143,844	EUR	78,163,323	6/2/21	118,672

USD	45,649,474	EUR	37,900,668	6/2/21	57,543

USD	43,890,302	EUR	36,440,108	6/2/21	55,325

USD	19,344,735	EUR	16,061,047	6/2/21	24,385

USD	12,992,344	EUR	10,786,948	6/2/21	16,377

USD	11,080,944	EUR	9,200,000	6/2/21	13,968

USD	9,908,176	EUR	8,226,305	6/2/21	12,490

USD	8,762,083	EUR	7,274,757	6/2/21	11,045

USD	6,021,287	EUR	4,999,199	6/2/21	7,590

USD	5,410,318	EUR	4,491,939	6/2/21	6,820

USD	5,353,782	EUR	4,445,000	6/2/21	6,749

USD	4,822,215	EUR	4,003,664	6/2/21	6,079

USD	4,336,021	EUR	3,600,000	6/2/21	5,466

USD	2,215,095	EUR	1,839,092	6/2/21	2,792

USD	1,342,533	EUR	1,114,643	6/2/21	1,692

USD	358,971	EUR	298,037	6/2/21	453

USD	65,712	EUR	54,557	6/2/21	83

AUD	14,200,000	USD	11,058,605	6/16/21	(117,485)

CLP	4,208,192,901	USD	5,856,193	6/16/21	63,242

CLP	4,078,253,549	USD	5,675,355	6/16/21	61,301

CLP	4,078,253,549	USD	5,680,019	6/16/21	56,638

COP	51,802,904,523	USD	14,435,106	6/16/21	(662,756)

EUR	20,944,649	USD	25,100,354	6/16/21	102,149

USD	17,317,264	CLP	12,364,700,000	6/16/21	(75,483)

32	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	4,477,027	COP	16,116,179,247	6/16/21	$192,371

USD	4,137,933	COP	14,851,910,376	6/16/21	189,396

USD	4,137,028	COP	14,851,910,376	6/16/21	188,490

USD	1,602,226	COP	5,982,904,523	6/16/21	11,608

USD	1,105,069	EUR	922,110	6/16/21	(4,497)

USD	31,699,601	EUR	26,451,301	6/16/21	(129,006)

RUB	313,365,813	USD	4,147,140	6/23/21	(6,066)

RUB	435,944,873	USD	5,773,990	6/23/21	(13,054)

AUD	49,225,560	USD	37,986,134	6/25/21	(56,248)

AUD	65,822,527	USD	50,793,599	6/25/21	(75,213)

AUD	55,685,707	USD	43,161,880	6/25/21	(254,242)

NZD	12,274,760	USD	8,706,600	6/25/21	75,509

RUB	303,229,387	USD	4,015,151	6/25/21	(9,268)

RUB	303,229,387	USD	4,015,624	6/25/21	(9,742)

RUB	343,659,972	USD	4,563,902	6/25/21	(23,902)

RUB	387,933,791	USD	5,165,710	6/25/21	(40,821)

USD	109,885,883	AUD	142,399,175	6/25/21	162,715

USD	42,971,268	AUD	55,685,707	6/25/21	63,630

USD	17,507,170	NZD	24,682,000	6/25/21	(151,834)

NZD	6,139,438	USD	4,284,345	6/30/21	108,095

RUB	217,971,319	USD	2,884,587	6/30/21	(7,255)

RUB	363,300,000	USD	4,805,282	6/30/21	(9,537)

USD	420,874	NZD	603,110	6/30/21	(10,619)

USD	14,663,923	NZD	21,013,302	6/30/21	(369,976)

NZD	30,360,937	USD	21,395,049	7/8/21	325,884

USD	7,751,590	NZD	11,000,000	7/8/21	(118,070)

USD	23,990,879	NZD	34,044,585	7/8/21	(365,423)

NOK	157,860,700	USD	18,564,858	7/13/21	401,426

NZD	5,734,384	USD	4,020,061	7/15/21	82,328

USD	18,613,829	NZD	26,551,546	7/15/21	(381,199)

USD	11,332,827	NZD	15,743,755	7/30/21	70,447

USD	283,854	NZD	394,335	7/30/21	1,765

					$(10,280,521)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CRC	711,700,000	USD	1,148,830	Citibank, N.A.	5/4/21	$5,787	$—

CRC	711,700,000	USD	1,156,108	Citibank, N.A.	5/4/21	—	(1,491)

EGP	93,040,000	USD	5,793,275	Goldman Sachs International	5/4/21	147,976	—

EGP	95,900,000	USD	6,114,785	Goldman Sachs International	5/4/21	9,098	—

EGP	2,860,000	USD	182,166	Goldman Sachs International	5/4/21	465	—

33	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,156,108	CRC	711,700,000	Citibank, N.A.	5/4/21	$1,491	$—

USD	1,151,227	CRC	711,700,000	Citibank, N.A.	5/4/21	—	(3,390)

USD	182,360	EGP	2,860,000	Goldman Sachs International	5/4/21	—	(271)

USD	5,932,425	EGP	93,040,000	Goldman Sachs International	5/4/21	—	(8,827)

USD	5,982,533	EGP	95,900,000	Goldman Sachs International	5/4/21	—	(141,350)

EUR	16,969,754	PLN	77,434,683	BNP Paribas	5/5/21	—	(17,581)

EUR	8,451,031	PLN	38,602,618	BNP Paribas	5/5/21	—	(19,230)

EUR	8,403,030	PLN	38,373,699	HSBC Bank USA, N.A.	5/5/21	—	(16,572)

PLN	39,627,387	EUR	8,732,718	Bank of America, N.A.	5/5/21	—	(49,397)

PLN	35,533,613	EUR	7,806,422	Citibank, N.A.	5/5/21	—	(15,262)

PLN	39,630,000	EUR	8,727,160	Citibank, N.A.	5/5/21	—	(42,027)

PLN	39,620,000	EUR	8,732,951	Citibank, N.A.	5/5/21	—	(51,625)

UAH	42,120,000	USD	1,512,931	BNP Paribas	5/5/21	1,010	—

UAH	29,750,000	USD	1,071,686	BNP Paribas	5/5/21	—	(2,366)

UAH	42,130,000	USD	1,517,651	BNP Paribas	5/5/21	—	(3,350)

USD	1,872,220	UAH	53,040,000	Bank of America, N.A.	5/5/21	—	(34,225)

USD	2,151,783	UAH	60,960,000	Bank of America, N.A.	5/5/21	—	(39,335)

CNH	20,759,402	USD	3,175,653	UBS AG	5/10/21	29,768	—

CNH	15,897,731	USD	2,436,061	UBS AG	5/10/21	18,678	—

CNH	15,897,731	USD	2,436,061	UBS AG	5/10/21	18,678	—

EGP	92,990,000	USD	5,804,619	Goldman Sachs International	5/10/21	127,602	—

EUR	1,114,643	USD	1,335,196	BNP Paribas	5/10/21	5,036	—

EUR	832,763	USD	997,540	BNP Paribas	5/10/21	3,763	—

EUR	298,037	USD	357,009	BNP Paribas	5/10/21	1,347	—

EUR	54,557	USD	65,353	BNP Paribas	5/10/21	246	—

TRY	198,988,000	USD	25,958,907	Standard Chartered Bank	5/10/21	—	(2,002,892)

USD	2,431,943	CNH	15,897,731	UBS AG	5/10/21	—	(22,796)

USD	2,431,943	CNH	15,897,731	UBS AG	5/10/21	—	(22,796)

USD	14,642,074	CNH	95,554,178	UBS AG	5/10/21	—	(112,268)

USD	913,874	CRC	562,800,000	Citibank, N.A.	5/10/21	955	—

USD	3,295,951	EUR	2,719,798	Deutsche Bank AG	5/10/21	25,701	—

USD	160,561	EUR	132,773	State Street Bank and Trust Company	5/10/21	917	—

USD	7,644,178	TRY	58,596,449	Standard Chartered Bank	5/10/21	589,796	—

USD	14,144,002	TRY	115,241,551	Standard Chartered Bank	5/10/21	270,159	—

USD	3,070,306	TRY	25,150,000	Standard Chartered Bank	5/10/21	42,517	—

USD	8,849,220	ZAR	136,650,078	Bank of America, N.A.	5/10/21	—	(565,202)

USD	9,607,633	ZAR	148,049,922	Bank of America, N.A.	5/10/21	—	(592,175)

USD	15,189,489	ZAR	230,300,000	Standard Chartered Bank	5/10/21	—	(676,887)

ZAR	24,000,000	USD	1,651,139	HSBC Bank USA, N.A.	5/10/21	2,326	—

ZAR	211,930,000	USD	14,297,588	Standard Chartered Bank	5/10/21	303,199	—

USD	1,881,956	CRC	1,160,000,000	Citibank, N.A.	5/11/21	363	—

USD	11,958,788	UAH	339,510,000	BNP Paribas	5/12/21	—	(225,027)

THB	51,065,052	USD	1,657,969	Standard Chartered Bank	5/17/21	—	(18,121)

THB	303,522,071	USD	10,115,042	Standard Chartered Bank	5/17/21	—	(368,056)

TRY	7,505,645	USD	909,006	Standard Chartered Bank	5/17/21	—	(8,589)

34	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	13,105,000	USD	1,594,635	Standard Chartered Bank	5/17/21	$—	$(22,489)

TRY	39,693,269	USD	4,820,108	Standard Chartered Bank	5/17/21	—	(58,289)

TRY	39,707,000	USD	4,826,170	Standard Chartered Bank	5/17/21	—	(62,705)

TRY	39,669,000	USD	4,825,951	Standard Chartered Bank	5/17/21	—	(67,044)

TRY	39,670,000	USD	4,826,073	Standard Chartered Bank	5/17/21	—	(67,046)

TRY	39,640,000	USD	4,825,358	Standard Chartered Bank	5/17/21	—	(69,930)

TRY	39,611,000	USD	4,826,234	Standard Chartered Bank	5/17/21	—	(74,285)

TRY	39,280,000	USD	4,825,591	Standard Chartered Bank	5/17/21	—	(113,351)

TRY	79,190,000	USD	9,651,509	Standard Chartered Bank	5/17/21	—	(151,450)

USD	86,103,255	THB	2,583,700,363	Standard Chartered Bank	5/17/21	3,133,037	—

USD	15,804,790	TRY	126,707,000	Standard Chartered Bank	5/17/21	604,335	—

USD	6,292,606	TRY	48,329,354	Standard Chartered Bank	5/17/21	494,756	—

USD	4,741,461	TRY	37,440,000	Standard Chartered Bank	5/17/21	249,957	—

USD	7,902,339	TRY	63,843,000	Standard Chartered Bank	5/17/21	243,389	—

USD	3,160,948	TRY	24,687,000	Standard Chartered Bank	5/17/21	199,362	—

USD	3,160,870	TRY	24,718,000	Standard Chartered Bank	5/17/21	195,565	—

USD	3,160,994	TRY	24,798,000	Standard Chartered Bank	5/17/21	186,093	—

USD	3,160,916	TRY	25,055,000	Standard Chartered Bank	5/17/21	155,183	—

USD	193,088	TRY	1,493,560	Standard Chartered Bank	5/17/21	13,913	—

USD	4,791,774	UAH	134,553,000	Bank of America, N.A.	5/17/21	—	(31,390)

USD	1,952,217	ZAR	27,992,255	Citibank, N.A.	5/17/21	25,565	—

USD	1,952,217	ZAR	27,992,255	Citibank, N.A.	5/17/21	25,565	—

USD	1,766,427	ZAR	26,561,745	Citibank, N.A.	5/17/21	—	(61,765)

USD	1,766,427	ZAR	26,561,745	Citibank, N.A.	5/17/21	—	(61,765)

USD	85,816,187	ZAR	1,293,421,569	Citibank, N.A.	5/17/21	—	(3,207,468)

ZAR	301,980,000	USD	20,035,828	Citibank, N.A.	5/17/21	748,860	—

ZAR	136,240,000	USD	9,193,721	Citibank, N.A.	5/17/21	183,410	—

ZAR	121,110,000	USD	8,163,417	Citibank, N.A.	5/17/21	172,346	—

ZAR	143,720,000	USD	9,751,596	Citibank, N.A.	5/17/21	140,368	—

ZAR	54,554,000	USD	3,619,559	Citibank, N.A.	5/17/21	135,285	—

ZAR	54,554,000	USD	3,619,559	Citibank, N.A.	5/17/21	135,285	—

ZAR	26,427,366	USD	1,843,080	Citibank, N.A.	5/17/21	—	(24,136)

USD	2,438,390	CRC	1,500,000,000	Citibank, N.A.	5/24/21	6,057	—

USD	3,218,128	GHS	21,658,000	ICBC Standard Bank plc	5/24/21	—	(509,326)

USD	1,380,699	GHS	9,254,000	Standard Chartered Bank	5/24/21	—	(211,962)

USD	16,598,831	IDR	241,297,208,210	Standard Chartered Bank	5/24/21	—	(49,949)

USD	30,872,650	NZD	44,113,592	Standard Chartered Bank	5/26/21	—	(692,328)

USD	6,026,575	UAH	171,215,000	Goldman Sachs International	5/26/21	—	(98,281)

USD	17,461,490	OMR	6,858,000	Standard Chartered Bank	5/27/21	—	(347,180)

USD	684,132	GHS	4,570,000	JPMorgan Chase Bank, N.A.	5/28/21	—	(101,254)

USD	9,854,900	SGD	13,081,000	Citibank, N.A.	5/28/21	25,923	—

USD	1,023,406	UAH	29,382,000	Goldman Sachs International	6/1/21	—	(26,249)

EGP	52,200,000	USD	3,226,205	Goldman Sachs International	6/2/21	88,861	—

USD	577,528	GHS	3,855,000	JPMorgan Chase Bank, N.A.	6/2/21	—	(83,786)

35	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EGP	52,090,000	USD	3,226,386	Goldman Sachs International	6/3/21	$81,047	$—

USD	1,878,190	GHS	12,659,000	Standard Chartered Bank	6/4/21	—	(291,862)

USD	1,863,080	GHS	12,641,000	JPMorgan Chase Bank, N.A.	6/7/21	—	(301,549)

PLN	62,047,000	EUR	13,622,222	Bank of America, N.A.	6/8/21	—	(24,566)

USD	1,840,829	UAH	52,390,000	Citibank, N.A.	6/8/21	—	(27,636)

USD	2,601,266	UAH	73,980,000	Citibank, N.A.	6/8/21	—	(37,196)

USD	4,345,263	UAH	123,840,000	Citibank, N.A.	6/8/21	—	(71,432)

EUR	1,461,904	PLN	6,700,000	HSBC Bank USA, N.A.	6/10/21	—	(8,196)

PLN	23,500,000	EUR	5,103,472	Bank of America, N.A.	6/10/21	57,745	—

PLN	17,857,000	EUR	3,891,026	Bank of America, N.A.	6/10/21	28,192	—

PLN	16,510,000	EUR	3,595,610	Citibank, N.A.	6/10/21	28,359	—

PLN	5,984,351	EUR	1,316,627	UBS AG	6/10/21	—	(5,762)

PLN	6,105,649	EUR	1,343,309	UBS AG	6/10/21	—	(5,873)

USD	9,225,926	THB	289,394,221	Standard Chartered Bank	6/10/21	—	(66,070)

GEL	1,138,735	USD	329,010	ICBC Standard Bank plc	6/11/21	—	(1,747)

USD	1,165,714	GHS	7,752,000	ICBC Standard Bank plc	6/14/21	—	(157,201)

UYU	16,216,544	USD	370,799	HSBC Bank USA, N.A.	6/14/21	—	(2,931)

UYU	16,279,580	USD	372,241	HSBC Bank USA, N.A.	6/14/21	—	(2,943)

UYU	16,198,980	USD	371,196	HSBC Bank USA, N.A.	6/14/21	—	(3,726)

UYU	32,777,018	USD	749,514	HSBC Bank USA, N.A.	6/14/21	—	(5,976)

CAD	4,182,244	USD	3,348,960	Citibank, N.A.	6/16/21	53,904	—

USD	677,596	GHS	4,567,000	Standard Chartered Bank	6/16/21	—	(101,025)

USD	6,779,681	THB	208,129,420	Standard Chartered Bank	6/16/21	97,171	—

USD	807,765	THB	24,797,576	Standard Chartered Bank	6/16/21	11,577	—

USD	3,722,795	UAH	104,685,000	Bank of America, N.A.	6/16/21	—	(3,288)

USD	2,790,944	UAH	78,900,000	Citibank, N.A.	6/17/21	—	(16,665)

USD	676,492	GHS	4,567,000	Standard Chartered Bank	6/18/21	—	(101,372)

USD	3,713,123	UAH	104,970,000	Goldman Sachs International	6/18/21	—	(21,239)

USD	932,346	GHS	6,298,000	ICBC Standard Bank plc	6/21/21	—	(138,784)

USD	6,429,816	ZAR	96,650,000	Bank of America, N.A.	6/21/21	—	(190,646)

USD	4,560,364	ZAR	68,200,000	Goldman Sachs International	6/21/21	—	(111,292)

USD	6,908,865	ZAR	103,100,000	HSBC Bank USA, N.A.	6/21/21	—	(153,419)

USD	7,116,389	ZAR	106,165,092	HSBC Bank USA, N.A.	6/21/21	—	(155,851)

ZAR	83,575,712	USD	5,717,045	JPMorgan Chase Bank, N.A.	6/21/21	7,837	—

ZAR	171,032,731	USD	11,895,893	JPMorgan Chase Bank, N.A.	6/21/21	—	(180,262)

USD	10,732,322	UAH	304,154,000	Bank of America, N.A.	6/22/21	—	(77,322)

USD	862,351	GHS	5,795,000	JPMorgan Chase Bank, N.A.	6/23/21	—	(122,275)

USD	1,678,439	UAH	47,525,000	Bank of America, N.A.	6/23/21	—	(10,180)

USD	5,010,332	UAH	143,546,000	BNP Paribas	6/25/21	—	(87,485)

EGP	33,590,000	USD	2,067,077	Bank of America, N.A.	6/29/21	52,308	—

EGP	14,390,000	USD	885,538	Bank of America, N.A.	6/29/21	22,409	—

HUF	2,077,494,335	EUR	5,713,572	Goldman Sachs International	6/30/21	55,473	—

HUF	1,376,048,993	EUR	3,776,309	Goldman Sachs International	6/30/21	46,532	—

HUF	1,376,046,007	EUR	3,776,624	Goldman Sachs International	6/30/21	46,143	—

36	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

HUF	3,262,548,263	EUR	9,095,512	Goldman Sachs International	6/30/21	$—	$(60,664)

HUF	5,041,495,385	EUR	14,058,827	Goldman Sachs International	6/30/21	—	(98,398)

HUF	4,695,956,352	EUR	13,100,035	Standard Chartered Bank	6/30/21	—	(97,414)

USD	1,057,026	UAH	29,750,000	BNP Paribas	6/30/21	1,815	—

USD	2,312,643	UAH	65,760,000	BNP Paribas	6/30/21	—	(19,817)

USD	790,501	ZAR	11,970,000	Bank of America, N.A.	6/30/21	—	(28,428)

USD	788,417	ZAR	11,970,000	Bank of America, N.A.	6/30/21	—	(30,511)

USD	1,182,019	ZAR	17,950,000	Bank of America, N.A.	6/30/21	—	(46,032)

USD	1,939,574	ZAR	29,370,000	Bank of America, N.A.	6/30/21	—	(69,777)

USD	9,561,293	ZAR	144,780,000	Bank of America, N.A.	6/30/21	—	(343,842)

USD	9,536,754	ZAR	144,790,000	Bank of America, N.A.	6/30/21	—	(369,065)

USD	14,302,757	ZAR	217,200,000	Bank of America, N.A.	6/30/21	—	(556,997)

USD	23,460,171	ZAR	355,245,632	Bank of America, N.A.	6/30/21	—	(843,987)

USD	1,193,573	GHS	7,985,000	JPMorgan Chase Bank, N.A.	7/1/21	—	(157,911)

USD	3,135,221	ZAR	46,754,842	Bank of America, N.A.	7/1/21	—	(63,078)

USD	2,923,991	ZAR	43,703,895	Citibank, N.A.	7/1/21	—	(65,605)

USD	2,568,406	ZAR	38,768,629	Citibank, N.A.	7/1/21	—	(83,591)

GEL	1,145,500	USD	328,987	ICBC Standard Bank plc	7/6/21	—	(1,655)

USD	9,440,346	OMR	3,711,000	BNP Paribas	7/6/21	—	(193,610)

USD	9,949,641	OMR	3,912,000	Standard Chartered Bank	7/6/21	—	(206,122)

USD	18,439,327	THB	578,865,780	Standard Chartered Bank	7/6/21	—	(144,739)

USD	18,382,292	THB	578,839,999	Standard Chartered Bank	7/8/21	—	(200,811)

USD	903,365	CRC	556,500,000	Citibank, N.A.	7/9/21	2,594	—

USD	1,183,759	GHS	7,872,000	JPMorgan Chase Bank, N.A.	7/12/21	—	(141,986)

USD	912,833	CRC	563,300,000	Citibank, N.A.	7/16/21	1,482	—

USD	359,860	THB	11,365,556	Standard Chartered Bank	7/16/21	—	(5,010)

USD	3,020,356	THB	95,392,651	Standard Chartered Bank	7/16/21	—	(42,045)

USD	3,259,634	UAH	93,470,000	BNP Paribas	7/16/21	—	(41,606)

USD	1,822,664	CRC	1,127,500,000	Citibank, N.A.	7/19/21	—	(1,126)

USD	8,422,392	OMR	3,310,000	BNP Paribas	7/19/21	—	(169,847)

USD	3,322,548	UAH	96,221,000	Goldman Sachs International	7/22/21	—	(70,238)

EUR	915,038	HUF	333,000,000	Bank of America, N.A.	7/26/21	—	(8,741)

HUF	1,149,531,712	EUR	3,148,203	BNP Paribas	7/26/21	42,879	—

HUF	1,149,531,712	EUR	3,147,616	Goldman Sachs International	7/26/21	43,586	—

USD	1,510,919	CRC	934,700,000	Citibank, N.A.	7/27/21	—	(198)

USD	1,482,055	UAH	42,120,000	BNP Paribas	7/28/21	—	(661)

USD	1,485,019	UAH	42,130,000	BNP Paribas	7/29/21	2,359	—

HUF	1,271,468,308	EUR	3,484,625	BNP Paribas	8/2/21	43,301	—

HUF	1,271,468,268	EUR	3,484,708	BNP Paribas	8/2/21	43,201	—

USD	1,145,372	CRC	711,700,000	Citibank, N.A.	8/4/21	—	(4,608)

PLN	38,602,618	EUR	8,439,225	BNP Paribas	8/5/21	18,802	—

PLN	77,434,683	EUR	16,946,023	BNP Paribas	8/5/21	16,741	—

PLN	38,373,699	EUR	8,391,425	HSBC Bank USA, N.A.	8/5/21	15,985	—

UYU	55,211,000	USD	1,266,888	HSBC Bank USA, N.A.	8/5/21	—	(23,741)

USD	35,093,372	OMR	13,793,450	Standard Chartered Bank	8/9/21	—	(706,996)

37	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

KES	400,890,000	USD	3,386,753	Standard Chartered Bank	10/12/21	$208,673	$—

KES	267,260,000	USD	2,257,836	Standard Chartered Bank	10/12/21	139,115	—

UYU	32,602,760	USD	729,776	HSBC Bank USA, N.A.	10/13/21	—	(3,896)

GEL	4,403,600	USD	1,271,247	Goldman Sachs International	10/21/21	—	(44,569)

USD	174,390	EGP	2,860,000	Goldman Sachs International	10/28/21	—	(397)

UYU	33,244,103	USD	732,992	HSBC Bank USA, N.A.	1/11/22	—	(4,836)

UYU	145,591,000	USD	3,248,349	Citibank, N.A.	1/24/22	—	(67,154)

USD	1,085,187	AED	4,000,000	Standard Chartered Bank	1/31/22	—	(3,730)

KES	344,850,000	USD	2,919,983	Standard Chartered Bank	2/8/22	92,257	—

UYU	75,026,000	USD	1,659,353	HSBC Bank USA, N.A.	2/9/22	—	(24,896)

USD	78,294,208	AED	288,627,683	Standard Chartered Bank	2/10/22	—	(277,823)

KES	377,940,000	USD	3,238,560	ICBC Standard Bank plc	2/23/22	40,442	—

KES	189,130,000	USD	1,619,264	ICBC Standard Bank plc	2/23/22	21,626	—

KES	342,450,000	USD	2,919,437	Standard Chartered Bank	3/2/22	42,328	—

KES	341,700,000	USD	2,919,265	Standard Chartered Bank	3/4/22	33,365	—

KES	345,950,000	USD	2,963,677	Standard Chartered Bank	3/8/22	20,330	—

USD	6,701,464	BHD	2,555,000	Bank of America, N.A.	3/14/22	—	(54,306)

USD	13,371,339	SAR	50,898,000	Standard Chartered Bank	3/14/22	—	(191,109)

USD	32,193,679	SAR	122,510,000	Standard Chartered Bank	3/14/22	—	(450,737)

USD	3,538,199	BHD	1,350,000	Credit Agricole Corporate and Investment Bank	3/16/22	—	(31,328)

USD	3,038,592	BHD	1,171,833	Standard Chartered Bank	3/16/22	—	(59,845)

USD	13,404,845	BHD	5,116,000	Standard Chartered Bank	3/16/22	—	(122,341)

USD	6,701,258	BHD	2,583,000	Standard Chartered Bank	3/16/22	—	(128,437)

USD	14,866,113	SAR	56,350,000	BNP Paribas	3/24/22	—	(148,554)

USD	22,298,945	SAR	84,513,000	HSBC Bank USA, N.A.	3/24/22	—	(219,857)

USD	26,680,048	SAR	101,024,000	Standard Chartered Bank	3/28/22	—	(237,785)

KES	168,900,000	USD	1,444,825	Standard Chartered Bank	4/1/22	—	(3,442)

USD	20,676,936	AED	76,129,895	BNP Paribas	3/6/23	—	(17,730)

USD	81,481,884	AED	300,000,000	Credit Agricole Corporate and Investment Bank	3/6/23	—	(68,208)

USD	138,538,867	AED	510,072,400	Standard Chartered Bank	3/6/23	—	(115,971)

USD	36,781,609	OMR	14,400,000	Standard Chartered Bank	3/13/23	—	(286,668)

USD	10,671,214	BHD	4,061,000	Standard Chartered Bank	3/15/23	—	(41,463)

USD	19,454,755	OMR	7,600,000	Standard Chartered Bank	3/29/23	—	(103,982)

USD	9,004,416	OMR	3,568,000	BNP Paribas	4/8/24	—	(87,548)

USD	1,267,427	OMR	500,000	Standard Chartered Bank	4/22/24	—	(6,671)

						$10,189,571	$(21,442,447)

38	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/6/21	COP	41,834,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$11,145,910	$95,454

5/7/21	COP	34,691,400	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	9,242,894	50,189

5/10/21	COP	13,264,400	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,534,059	534

5/10/21	COP	15,655,200	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	4,171,044	(23,412)

5/13/21	COP	2,470,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	658,113	(374)

5/13/21	COP	2,470,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	658,113	(5,701)

5/13/21	COP	8,140,700	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	2,168,942	(13,491)

5/13/21	COP	9,036,110	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	2,407,508	(30,075)

5/14/21	COP	21,241,000	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	5,659,279	1,885

5/14/21	COP	41,834,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,145,910	(14,122)

5/17/21	COP	38,509,890	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	10,260,261	(82,277)

5/18/21	COP	41,834,000	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,145,910	(112,106)

5/19/21	COP	42,668,230	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	11,368,176	(113,193)

5/21/21	COP	11,856,500	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,158,949	(8,943)

5/24/21	COP	5,928,300	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,579,488	(10,834)

5/26/21	COP	21,593,580	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	5,753,218	(63,728)

5/27/21	COP	14,991,730	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	3,994,274	(50,943)

5/28/21	COP	12,267,570	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	3,268,471	(35,018)

5/31/21	COP	25,329,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	6,748,479	80,563

6/2/21	COP	39,540,390	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	10,534,819	(3,856)

6/4/21	COP	50,821,100	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	13,540,360	53,918

6/7/21	COP	42,350,900	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	11,283,629	50,596

6/8/21	COP	33,880,700	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	9,026,898	—

						$(234,934)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

39	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

Brent Crude Oil	259	Long	5/28/21	$17,290,840	$735,314

Equity Futures

E-mini S&P 500 Index	52	Long	6/18/21	10,853,440	577,070

SPI 200 Index	130	Long	6/17/21	17,483,916	434,141

MSCI Emerging Markets Index	(38)	Short	6/18/21	(2,539,540)	(18,430)

SGX CNX Nifty Index	(259)	Short	5/27/21	(7,565,558)	26,808

Interest Rate Futures

Euro-Bobl	(101)	Short	6/8/21	(16,359,889)	14,752

Euro-Bund	(416)	Short	6/8/21	(85,023,095)	280,537

Euro-Buxl	(262)	Short	6/8/21	(63,596,361)	1,675,721

U.S. 2-Year Treasury Note	(151)	Short	6/30/21	(33,334,430)	28,312

U.S. 5-Year Treasury Note	(744)	Short	6/30/21	(92,209,500)	480,924

U.S. 10-Year Treasury Note	(219)	Short	6/21/21	(28,914,844)	(48,609)

U.S. Long Treasury Bond	(110)	Short	6/21/21	(17,297,500)	172,129

U.S. Ultra-Long Treasury Bond	(159)	Short	6/21/21	(29,559,094)	407,065

					$4,765,734

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	20,760	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	$(486,053)

USD	20,760	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(486,053)

USD	20,750	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(519,285)

USD	20,760	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(522,284)

USD	11,630	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.28% (pays upon termination)	1/28/26	(283,309)

USD	20,760	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	542,497

40	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	20,760	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	$539,707

USD	20,750	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	586,476

USD	20,760	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	586,202

USD	11,630	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.32% (pays upon termination)	1/28/31	323,961

							$281,859

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	164,060	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.77% (pays upon termination)	1/3/22	$ (227,012)	$—	$(227,012)

BRL	243,243	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	33,043	—	33,043

BRL	818,909	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	(677,222)	—	(677,222)

BRL	1,189,580	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.92% (pays upon termination)	1/3/22	(1,020,923)	—	(1,020,923)

BRL	1,928,281	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	161,091	—	161,091

CAD	41,210	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.80% (pays semi-annually)	6/11/24	(1,027,316)	—	(1,027,316)

CAD	20,350	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.70% (pays semi-annually)	2/19/25	(388,950)	—	(388,950)

CAD	23,340	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.71% (pays semi-annually)	2/19/25	(450,603)	—	(450,603)

CAD	58,220	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	0.88% (pays semi-annually)	6/5/25	490,894	—	490,894

CAD	8,660	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.03% (pays semi-annually)	8/19/30	540,583	(87)	540,496

CAD	13,202	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.04% (pays semi-annually)	8/19/30	819,304	(134)	819,170

COP	62,519,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	54,352	—	54,352

41	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	10,940,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.85% (pays quarterly)	5/6/25	$ 8,698	$—	$8,698

COP	72,092,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.70% (pays quarterly)	5/7/25	173,568	—	173,568

COP	7,936,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.49% (pays quarterly)	5/13/25	37,446	—	37,446

COP	7,936,810	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.54% (pays quarterly)	5/14/25	33,463	—	33,463

COP	29,306,100	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(245,574)	—	(245,574)

COP	44,982,400	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(347,976)	—	(347,976)

COP	59,477,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	(415,965)	—	(415,965)

COP	29,163,200	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(173,910)	—	(173,910)

COP	2,605,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	1,906	—	1,906

COP	2,672,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	7,609	—	7,609

COP	6,280,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	13,697	(113)	13,584

COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	38,789	—	38,789

COP	7,412,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	28,076	—	28,076

COP	8,554,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	15,551	—	15,551

COP	8,996,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	3,908	—	3,908

COP	12,561,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.12% (pays quarterly)	11/26/25	21,222	—	21,222

COP	13,085,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	1,584	—	1,584

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	38,844	—	38,844

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays quarterly)	11/26/25	27,476	—	27,476

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	6,440	—	6,440

COP	14,824,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	(5,973)	—	(5,973)

COP	15,965,800	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	14,079	—	14,079

COP	16,300,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.14% (pays quarterly)	11/26/25	23,055	—	23,055

COP	19,864,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.26% (pays quarterly)	11/26/25	3,554	—	3,554

42	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	33,326,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	$ (32,589)	$—	$(32,589)

COP	37,059,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	32,010	—	32,010

COP	38,665,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	2,616	—	2,616

COP	78,091,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	7,134	—	7,134

COP	25,188,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	(28,211)	—	(28,211)

COP	26,964,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	(51,189)	—	(51,189)

COP	4,923,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	13,417	—	13,417

COP	6,893,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	19,863	—	19,863

COP	7,706,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	21,602	—	21,602

EUR	7,400	Receives	6-month EURIBOR (pays semi-annually)	1.00% (pays annually)	3/21/23	(265,987)	105,086	(160,901)

EUR	3,813	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(53,058)	35,588	(17,470)

EUR	6,627	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(85,277)	22,484	(62,793)

EUR	7,000	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	53,311	(7)	53,304

EUR	4,728	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	84,981	2	84,983

EUR	1,847	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	104,244	—	104,244

EUR	1,821	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	95,873	—	95,873

EUR	2,876	Receives	6-month EURIBOR (pays semi-annually)	0.35% (pays annually)	2/18/50	180,228	(1)	180,227

EUR	16,000	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	1,499,137	4	1,499,141

EUR	2,510	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	278,084	—	278,084

EUR	7,009	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	978,369	(6)	978,363

SGD	19,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	670,014	—	670,014

SGD	9,469	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	212,494	—	212,494

SGD	10,653	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	243,235	—	243,235

43	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

SGD	10,889	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	$ 243,650	$—	$243,650

SGD	14,570	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	94,097	—	94,097

SGD	24,900	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	146,003	—	146,003

SGD	72,840	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	455,256	—	455,256

SGD	46,100	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	8/21/25	(612,415)	—	(612,415)

USD	3,700	Receives	3-month USD-LIBOR (pays quarterly)	0.52% (pays semi-annually)	3/19/23	(18,798)	—	(18,798)

USD	665	Receives	3-month USD-LIBOR (pays quarterly)	0.46% (pays semi-annually)	4/1/23	(2,623)	—	(2,623)

USD	2,300	Receives	3-month USD-LIBOR (pays quarterly)	0.47% (pays semi-annually)	4/3/23	(9,108)	—	(9,108)

USD	1,688	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(89,322)	—	(89,322)

USD	3,880	Receives	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	1/23/25	(152,337)	—	(152,337)

USD	4,760	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(188,632)	—	(188,632)

USD	775	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(27,129)	—	(27,129)

USD	2,344	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(79,438)	—	(79,438)

USD	4,650	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(145,193)	—	(145,193)

USD	780	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(24,667)	—	(24,667)

USD	1,500	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(30,448)	—	(30,448)

USD	740	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(5,003)	—	(5,003)

USD	14,720	Pays	3-month USD-LIBOR (pays quarterly)	0.71% (pays semi-annually)	3/20/25	21,666	—	21,666

USD	600	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/18/25	8,733	—	8,733

USD	1,990	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	6/12/25	22,738	—	22,738

USD	7,257	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	97,196	—	97,196

USD	2,580	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	45,222	—	45,222

USD	760	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	7/15/25	12,992	—	12,992

USD	33,064	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(1,440,755)	—	(1,440,755)

44	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	32,860		Pays	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/20/27	$ (504,422)	$—	$(504,422)

USD	14,560		Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	6/5/30	970,857	—	970,857

USD	2,128		Receives	3-month USD-LIBOR (pays quarterly)	1.27% (pays semi-annually)	2/16/31	63,478	—	63,478

USD	953		Receives	3-month USD-LIBOR (pays quarterly)	1.37% (pays semi-annually)	2/19/31	18,805	—	18,805

USD	9,044		Receives	3-month USD-LIBOR (pays quarterly)	1.36% (pays semi-annually)	2/22/31	188,203	—	188,203

USD	12,820		Receives	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	2/23/31	186,852	—	186,852

USD	459		Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/24/31	7,505	—	7,505

USD	0	(1)	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	6/15/46	(14)	11	(3)

USD	0	(1)	Pays	3-month USD-LIBOR (pays quarterly)	2.75% (pays semi-annually)	9/21/46	21	(26)	(5)

USD	1,226		Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	8/27/49	91,252	—	91,252

USD	300		Receives	3-month USD-LIBOR (pays quarterly)	1.58% (pays semi-annually)	9/3/49	30,741	—	30,741

USD	3,590		Receives	3-month USD-LIBOR (pays quarterly)	1.65% (pays semi-annually)	9/9/49	312,603	—	312,603

USD	2,390		Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	182,259	—	182,259

USD	700		Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	9/20/49	33,426	—	33,426

USD	1,085		Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	9,270	—	9,270

USD	4,150		Receives	3-month USD-LIBOR (pays quarterly)	1.91% (pays semi-annually)	11/18/49	96,085	—	96,085

USD	1,500		Receives	3-month USD-LIBOR (pays quarterly)	1.83% (pays semi-annually)	11/22/49	61,273	—	61,273

USD	100		Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	11/25/49	3,765	—	3,765

USD	450		Receives	3-month USD-LIBOR (pays quarterly)	1.85% (pays semi-annually)	11/25/49	16,890	—	16,890

USD	100		Receives	3-month USD-LIBOR (pays quarterly)	1.84% (pays semi-annually)	11/26/49	3,979	—	3,979

USD	568		Receives	3-month USD-LIBOR (pays quarterly)	1.81% (pays semi-annually)	12/6/49	28,542	—	28,542

USD	4,060		Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	12/6/49	198,858	—	198,858

USD	770		Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	12/11/49	13,462	—	13,462

USD	770		Receives	3-month USD-LIBOR (pays quarterly)	1.93% (pays semi-annually)	12/12/49	14,230	—	14,230

45	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	1,063	Receives	3-month USD-LIBOR (pays quarterly)	1.90% (pays semi-annually)	1/8/50	$ 29,297	$—	$29,297

USD	466	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	8,672	—	8,672

USD	1,320	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	336,145	—	336,145

USD	50,000	Pays	3-month USD-LIBOR (pays quarterly)	2.14% (pays semi-annually)	3/29/51	1,172,672	—	1,172,672

USD	50,000	Receives	3-month USD-LIBOR (pays quarterly)	2.10% (pays semi-annually)	3/29/51	(771,111)	—	(771,111)

Total						$2,722,389	$162,801	$2,885,190

(1)	Notional amount is less than USD 500.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$3,290	1.00% (pays quarterly)(1)	6/20/21	0.38%	$6,709	$13,536	$20,245

Turkey	40,966	1.00% (pays quarterly)(1)	6/20/21	3.04	(71,396)	238,419	167,023

Turkey	7,810	1.00% (pays quarterly)(1)	12/20/21	3.22	(102,174)	196,216	94,042

Total	$52,066				$(166,861)	$448,171	$281,310

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$89,753	1.00% (pays quarterly)(1)	6/20/26	$(2,568,527)	$2,485,654	$(82,873)

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	2,820	1.00% (pays quarterly)(1)	6/20/24	2,374	(51,836)	(49,462)

Mexico	6,730	1.00% (pays quarterly)(1)	6/20/26	(28,385)	(9,987)	(38,372)

Qatar	119,079	1.00% (pays quarterly)(1)	12/20/22	(1,773,619)	2,078	(1,771,541)

Qatar	12,396	1.00% (pays quarterly)(1)	12/20/23	(271,649)	60,381	(211,268)

46	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	$8,250	1.00% (pays quarterly)(1)	6/20/26	$ (238,015)	$203,660	$(34,355)

Russia	125,503	1.00% (pays quarterly)(1)	6/20/26	(285,495)	(523,279)	(808,774)

Saudi Arabia	24,167	1.00% (pays quarterly)(1)	6/20/26	(426,731)	363,595	(63,136)

South Africa	44,048	1.00% (pays quarterly)(1)	6/20/26	2,394,916	(2,656,870)	(261,954)

South Africa	23,540	1.00% (pays quarterly)(1)	6/20/29	2,803,979	(3,145,286)	(341,307)

Turkey	73,206	1.00% (pays quarterly)(1)	6/20/26	10,281,561	(4,767,064)	5,514,497

Total				$ 9,890,409	$(8,038,954)	$1,851,455

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$3,300	1.00% (pays quarterly)(1)	6/20/26	1.05%	$(3,871)	$16,512	$12,641

Vietnam	Goldman Sachs International	3,100	1.00% (pays quarterly)(1)	6/20/26	1.05	(3,636)	15,511	11,875

Vietnam	Nomura International PLC	1,500	1.00% (pays quarterly)(1)	6/20/26	1.05	(1,760)	3,674	1,914

Total		$7,900				$(9,267)	$35,697	$26,430

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Dubai	Barclays Bank PLC	$5,058	1.00% (pays quarterly)(1)	12/20/24	$(50,566)	$(61,226)	$(111,792)

Dubai	Barclays Bank PLC	3,357	1.00% (pays quarterly)(1)	12/20/24	(33,646)	(40,601)	(74,247)

Oman	Bank of America, N.A.	20,851	1.00% (pays quarterly)(1)	6/20/22	59,053	(236,729)	(177,676)

Oman	Bank of America, N.A.	16,680	1.00% (pays quarterly)(1)	12/20/22	193,214	(294,334)	(101,120)

Qatar	Goldman Sachs International	3,700	1.00% (pays quarterly)(1)	12/20/23	(81,083)	(3,335)	(84,418)

Qatar	Goldman Sachs International	3,090	1.00% (pays quarterly)(1)	9/20/24	(80,201)	897	(79,304)

47	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	Nomura International PLC	$9,620	1.00% (pays quarterly)(1)	9/20/24	$(249,687)	$11,176	$(238,511)

Saudi Arabia	Barclays Bank PLC	23,544	1.00% (pays quarterly)(1)	6/20/31	245,689	(439,766)	(194,077)

Saudi Arabia	Goldman Sachs International	32,020	1.00% (pays quarterly)(1)	6/20/31	334,138	(415,887)	(81,749)

South Africa	Goldman Sachs International	16,600	1.00% (pays quarterly)(1)	12/20/28	1,815,923	(1,755,905)	60,018

South Africa	Goldman Sachs International	127,810	1.00% (pays quarterly)(1)	6/20/31	19,744,585	(20,682,449)	(937,864)

South Africa	Goldman Sachs International	33,000	1.00% (pays quarterly)(1)	6/20/31	5,097,968	(5,412,222)	(314,254)

Total					$26,995,387	$(29,330,381)	$(2,334,994)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $59,966,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	41,800	Excess Return on Bloomberg Commodity 4 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	5/14/21	$(456,773)

Citibank, N.A.	USD	35,700	Excess Return on Bloomberg Commodity 5 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	5/14/21	(405,131)

Citibank, N.A.	USD	32,700	Excess Return on Bloomberg Commodity 6 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	5/14/21	(403,624)

JPMorgan Chase Bank, N.A.	CNY	66,305	Total Return on Shenzhen Stock Exchange Composite Index (pays upon termination)	3-month USD-LIBOR minus 8.00% on $10,152,141 (pays quarterly)	7/16/21	392,854

						$(872,674)

48	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Cross-Currency Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	1-day Indice Camara Promedio Rate on CLP 1,622,987,666 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 55,665 (pays semi-annually)*	2/10/31	$178,202

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 3,042,580,970 (pays semi-annually)*	(0.25)% on CLP equivalent of CLF 104,380 (pays semi-annually)*	2/9/31	353,937

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,535,084,940 (pays semi-annually)*	(0.24)% on CLP equivalent of CLF 52,637 (pays semi-annually)*	2/11/31	177,951

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,535,437,913 (pays semi-annually)*	(0.27)% on CLP equivalent of CLF 52,636 (pays semi-annually)*	2/12/31	185,183

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 747,588,259 (pays semi-annually)*	(0.32)% on CLP equivalent of CLF 25,596 (pays semi-annually)*	2/17/31	96,867

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,931,822,191 (pays semi-annually)*	(0.15)% on CLP equivalent of CLF 100,330 (pays semi-annually)*	2/19/31	311,799

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 893,729,290 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 30,653 (pays semi-annually)*	2/10/31	101,343

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 893,952,137 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 30,653 (pays semi-annually)*	2/11/31	98,489

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 893,952,137 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 30,653 (pays semi-annually)*	2/11/31	100,417

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,787,904,275 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 61,306 (pays semi-annually)*	2/11/31	202,119

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,787,904,275 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 61,306 (pays semi-annually)*	2/11/31	204,688

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,424,880,316 (pays semi-annually)*	(0.30)% on CLP equivalent of CLF 48,846 (pays semi-annually)*	2/12/31	177,991

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,329,948,435 (pays semi-annually)*	(0.31)% on CLP equivalent of CLF 45,980 (pays semi-annually)*	2/16/31	172,115

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 895,289,221 (pays semi-annually)*	(0.34)% on CLP equivalent of CLF 30,653 (pays semi-annually)*	2/16/31	118,598

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 902,786,788 (pays semi-annually)*	(0.21)% on CLP equivalent of CLF 30,902 (pays semi-annually)*	2/18/31	102,472

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 903,011,755 (pays semi-annually)*	(0.16)% on CLP equivalent of CLF 30,902 (pays semi-annually)*	2/19/31	96,359

				$2,678,530

*

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

49	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Abbreviations:

ADR	–	American Depositary Receipt

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

DOP	–	Dominican Peso

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

GHS	–	Ghanaian Cedi

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

KES	–	Kenyan Shilling

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

50	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $2,341,880,557)	$2,367,015,992

Affiliated investment, at value (identified cost, $437,086,668)	437,086,668

Cash	80,090,430

Deposits for derivatives collateral —

Centrally cleared derivatives	73,089,692

OTC derivatives	30,644,000

Foreign currency, at value (identified cost, $32,757,734)	32,646,217

Interest and dividends receivable	30,181,493

Dividends receivable from affiliated investment	34,071

Receivable for investments sold	1,897,611

Receivable for variation margin on open centrally cleared derivatives	3,037,483

Receivable for open forward foreign currency exchange contracts	10,189,571

Receivable for open swap contracts	3,157,832

Upfront payments on open non-centrally cleared swap contracts	29,342,454

Receivable for open non-deliverable bond forward contracts	333,139

Receivable for closed non-deliverable bond forward contracts	5,073

Total assets	$3,098,751,726

Liabilities

Cash collateral due to brokers	$29,500,000

Written options outstanding, at value (premiums received, $361,381)	381,189

Payable for investments purchased	38,542,401

Payable for securities sold short, at value (proceeds, $50,951,530)	48,433,742

Payable for variation margin on open futures contracts	608,863

Payable for open forward foreign currency exchange contracts	21,442,447

Payable for open swap contracts	3,660,540

Payable for closed non-deliverable bond forward contracts	41,506

Upfront receipts on open non-centrally cleared swap contracts	47,770

Payable for open non-deliverable bond forward contracts	568,073

Payable to affiliates:

Investment adviser fee	1,388,444

Trustees’ fees	9,223

Interest payable on securities sold short	82,688

Accrued foreign capital gains taxes	558,305

Accrued expenses and other liabilities	2,229,887

Total liabilities	$147,495,078

Net Assets applicable to investors’ interest in Portfolio	$2,951,256,648

51	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest (net of foreign taxes, $2,321,388)	$75,570,018

Dividends (net of foreign taxes, $58,146)	1,759,974

Dividends from affiliated investment	292,718

Total investment income	$77,622,710

Expenses

Investment adviser fee	$8,774,231

Trustees’ fees and expenses	54,250

Custodian fee	986,992

Legal and accounting services	176,033

Interest expense and fees	54,381

Interest and dividend expense on securities sold short	1,427,306

Miscellaneous	64,932

Total expenses	$11,538,125

Net investment income	$66,084,585

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$62,494,100

Investment transactions — affiliated investment	10,925

Securities sold short	(761,516)

Futures contracts	12,205,782

Swap contracts	(15,203,991)

Forward commodity contracts	(3,532,864)

Foreign currency transactions	(861,215)

Forward foreign currency exchange contracts	(34,466,036)

Non-deliverable bond forward contracts	(5,368,173)

Net realized gain	$14,517,012

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $20,899)	$17,545,108

Investments — affiliated investment	(10,925)

Written options	(19,808)

Securities sold short	(868,617)

Futures contracts	4,447,737

Swap contracts	19,930,128

Forward commodity contracts	2,375,840

Foreign currency	751,047

Forward foreign currency exchange contracts	(29,067,150)

Non-deliverable bond forward contracts	(234,934)

Net change in unrealized appreciation (depreciation)	$14,848,426

Net realized and unrealized gain	$29,365,438

Net increase in net assets from operations	$95,450,023

52	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$66,084,585	$150,161,988

Net realized gain (loss)	14,517,012	(18,100,685)

Net change in unrealized appreciation (depreciation)	14,848,426	(10,578,798)

Net increase in net assets from operations	$95,450,023	$121,482,505

Capital transactions —

Contributions	$81,953,177	$163,502,210

Withdrawals	(391,875,514)	(678,982,536)

Net decrease in net assets from capital transactions	$(309,922,337)	$(515,480,326)

Net decrease in net assets	$(214,472,314)	$(393,997,821)

Net Assets

At beginning of period	$3,165,728,962	$3,559,726,783

At end of period	$2,951,256,648	$3,165,728,962

53	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Consolidated Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.74	%(2)	0.66%	0.65%	0.70%	0.64%	0.64%

Net investment income	4.22	%(2)	4.53%	5.41%	4.64%	4.14%	4.54%

Portfolio Turnover	52	%(3)	81%	61%	78%	74%	65%

Total Return	3.16	%(3)	4.03%	6.56%	(2.60)%	3.93%	5.06	%(4)

Net assets, end of period (000’s omitted)	$2,951,257		$3,165,729	$3,559,727	$4,864,519	$5,484,065	$5,412,097

(1)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.01%, 0.01%, 0.04%, 0.03% and 0.03% for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(2)	Annualized.

(3)	Not annualized.

(4)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

54	See Notes to Consolidated Financial Statements.

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Global Macro Absolute Return Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 99.6% and 0.4%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at April 30, 2021 were $32,742,986 or 1.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

55

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

56

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes

57

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

58

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

V  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio and Subsidiary entered into new investment advisory agreements (the “New Agreements”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreements (and the Portfolio’s and Subsidiary’s investment advisory agreements with BMR in effect prior to March 1, 2021), the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.52% from $2 billion but less than $3 billion and 0.49% on average daily net assets of $3 billion and over, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $8,774,231 or 0.56% (annualized) of the Portfolio’s consolidated average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the six months ended April 30, 2021, BMR reimbursed the Portfolio $12,664 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

59

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the six months ended April 30, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$1,011,334,322	$1,215,582,573

U.S. Government and Agency Securities	—	12,069,556

	$1,011,334,322	$1,227,652,129

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,979,094,611

Gross unrealized appreciation	$102,410,011

Gross unrealized depreciation	(262,245,657)

Net unrealized depreciation	$(159,835,646)

5  Restricted Securities

At April 30, 2021, the Portfolio owned the following securities (representing 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re Ltd., Series A-1	12/30/20	4,400	$4,400,000	$4,264,744

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Consolidated Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including commodity futures contracts, forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

60

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Equity Price Risk: The Portfolio enters into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, total return swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $24,161,687. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $18,416,818 at April 30, 2021.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2021. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

61

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price		Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—		$521,720	$3,675,561	$4,197,281

Not applicable	735,314 *	15,489,539 *	1,038,019	*	7,397,212 *	17,959,822 *	42,619,906

Receivable for open forward foreign currency exchange contracts	—	—	—		10,189,571	—	10,189,571

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	27,490,570	392,854		—	2,678,530	30,561,954

Receivable for open non-deliverable bond forward contracts	—	—	—		—	333,139	333,139

Total Asset Derivatives	$735,314	$42,980,109	$1,430,873		$18,108,503	$24,647,052	$87,901,851

Derivatives not subject to master netting or similar agreements	$735,314	$15,489,539	$1,038,019		$7,397,212	$17,959,822	$42,619,906

Total Asset Derivatives subject to master netting or similar agreements	$—	$27,490,570	$392,854		$10,711,291	$6,687,230	$45,281,945

Written options outstanding, at value	$—	$—	$—		$(381,189)	$—	$(381,189)

Not applicable	—	(5,765,991)*	(18,430	)*	(17,677,733)*	(11,944,743)*	(35,406,897)

Payable for open forward foreign currency exchange contracts	—	—	—		(21,442,447)	—	(21,442,447)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(1,265,528)	(504,450)	—		—	—	(1,769,978)

Payable for open non-deliverable bond forward contracts	—	—	—		—	(568,073)	(568,073)

Total Liability Derivatives	$(1,265,528)	$(6,270,441)	$(18,430)		$(39,501,369)	$(12,512,816)	$(59,568,584)

Derivatives not subject to master netting or similar agreements	$—	$(5,765,991)	$(18,430)		$(17,677,733)	$(11,944,743)	$(35,406,897)

Total Liability Derivatives subject to master netting or similar agreements	$(1,265,528)	$(504,450)	$—		$(21,823,636)	$(568,073)	$(24,161,687)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

62

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$3,929,004	$(3,929,004)	$—	$—	$—	$—

Barclays Bank PLC	245,689	(245,689)	—	—	—	—

BNP Paribas	180,500	(180,500)	—	—	—	—

Citibank, N.A.	1,693,599	(1,693,599)	—	—	—	—

Deutsche Bank AG	25,701	—	—	—	25,701	—

Goldman Sachs International	29,734,951	(1,089,214)	—	(28,340,000)	305,737	28,340,000

HSBC Bank USA, N.A.	18,311	(18,311)	—	—	—	—

ICBC Standard Bank plc	62,068	(62,068)	—	—	—	—

JPMorgan Chase Bank, N.A.	623,413	(623,413)	—	—	—	—

Standard Chartered Bank	7,326,077	(7,326,077)	—	—	—	—

State Street Bank and Trust Company	917	—	—	—	917	—

The Bank of Nova Scotia	1,374,591	—	—	(1,160,000)	214,591	1,160,000

UBS AG	67,124	(67,124)	—	—	—	—

	$45,281,945	$(15,234,999)	$—	$(29,500,000)	$546,946	$29,500,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(4,358,044)	$3,929,004	$429,040	$—	$—	$—

Barclays Bank PLC	(439,780)	245,689	194,091	—	—	—

BNP Paribas	(1,034,412)	180,500	809,992	—	(43,920)	—

Citibank, N.A.	(5,109,668)	1,693,599	3,402,241	13,828	—	1,144,000

Credit Agricole Corporate and Investment Bank	(99,536)	—	98,000	—	(1,536)	—

Goldman Sachs International	(1,089,214)	1,089,214	—	—	—	—

HSBC Bank USA, N.A.	(626,840)	18,311	608,529	—	—	—

ICBC Standard Bank plc	(808,713)	62,068	746,645	—	—	—

JPMorgan Chase Bank, N.A.	(1,089,023)	623,413	211,000	—	(254,610)	—

Nomura International PLC	(251,447)	—	249,998	—	(1,449)	—

Standard Chartered Bank	(9,085,515)	7,326,077	1,759,438	—	—	—

UBS AG	(169,495)	67,124	102,371	—	—	—

	$(24,161,687)	$15,234,999	$8,611,345	$13,828	$(301,515)	$1,144,000

Total — Deposits for derivatives collateral — OTC derivatives						$30,644,000

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

63

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Futures contracts	$(2,536,396)	$—	$2,747,912	$—	$11,994,266	$12,205,782

Swap contracts	6,100,049	(21,341,931)	2,777,585	—	(2,739,694)	(15,203,991)

Forward commodity contracts	(3,532,864)	—	—	—	—	(3,532,864)

Forward foreign currency exchange contracts	—	—	—	(34,466,036)	—	(34,466,036)

Non-deliverable bond forward contracts	—	—	—	—	(5,368,173)	(5,368,173)

Total	$30,789	$(21,341,931)	$5,525,497	$(34,466,036)	$3,886,399	$(46,365,282)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$—	$(1,029,402)	$(877,586)	$(1,906,988)

Written options	—	—	—	(19,808)	—	(19,808)

Futures contracts	178,269	—	1,612,923	—	2,656,545	4,447,737

Swap contracts	(3,921,756)	(3,349,217)	573,384	—	26,627,717	19,930,128

Forward commodity contracts	2,375,840	—	—	—	—	2,375,840

Forward foreign currency exchange contracts	—	—	—	(29,067,150)	—	(29,067,150)

Non-deliverable bond forward contracts	—	—	—	—	(234,934)	(234,934)

Total	$(1,367,647)	$(3,349,217)	$2,186,307	$(30,116,360)	$28,171,742	$(4,475,175)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts

$105,670,000	$316,629,000	$29,370,000	$5,793,056,000	$51,501,000

Purchased Swaptions	Purchased Call Options	Swap Contracts

$73,433,000	$619,700,000	$3,372,401,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately $70,140,000 and $14,070,000, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the

64

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

8  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $437,086,668, which represents 14.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$490,405,962	$1,277,050,639	$(1,330,369,933)	$10,925	$(10,925)	$437,086,668	$292,718	437,086,668

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Asset-Backed Securities	$—	$20,685,301		$—	$20,685,301

Collateralized Mortgage Obligations	—	14,307,517		—	14,307,517

U.S. Government Agency Mortgage-Backed Securities	—	67,974,262		—	67,974,262

U.S. Government Guaranteed Small Business Administration Loans	—	21,788,601		—	21,788,601

Convertible Bonds	—	3,412,237		—	3,412,237

Foreign Corporate Bonds	—	125,556,221		0	125,556,221

Loan Participation Notes	—	—		51,278,784	51,278,784

Senior Floating-Rate Loans	—	—		603,245	603,245

Sovereign Government Bonds	—	1,437,708,289		—	1,437,708,289

Sovereign Loans	—	68,460,210		—	68,460,210

Common Stocks	13,435,101	73,028,800	*	—	86,463,901

Reinsurance Side Cars	—	—		7,660,444	7,660,444

Rights	—	0		—	0

Short-Term Investments —

Sovereign Government Securities	—	221,379,926		—	221,379,926

Repurchase Agreements	—	30,641,170		—	30,641,170

U.S. Treasury Obligations	—	204,898,603		—	204,898,603

Other	—	437,086,668		—	437,086,668

65

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Asset Description	Level 1	Level 2	Level 3	Total

Purchased Currency Options	$—	$521,720	$—	$521,720

Purchased Interest Rate Swaptions	—	1,074,918	—	1,074,918

Purchased Call Options	—	2,600,643	—	2,600,643

Total Investments	$13,435,101	$2,731,125,086	$59,542,473	$2,804,102,660

Forward Foreign Currency Exchange Contracts	$—	$17,586,783	$—	$17,586,783

Non-deliverable Bond Forward Contracts	—	333,139	—	333,139

Futures Contracts	4,371,824	460,949	—	4,832,773

Swap Contracts	—	60,951,875	—	60,951,875

Total	$17,806,925	$2,810,457,832	$59,542,473	$2,887,807,230

Liability Description

Securities Sold Short	$(8,468,789)	$(39,964,953)	$—	$(48,433,742)

Written Currency Options	—	(381,189)	—	(381,189)

Forward Foreign Currency Exchange Contracts	—	(39,120,180)	—	(39,120,180)

Non-deliverable Bond Forward Contracts	—	(568,073)	—	(568,073)

Futures Contracts	(67,039)	—	—	(67,039)

Swap Contracts	—	(19,432,103)	—	(19,432,103)

Total	$(8,535,828)	$(99,466,498)	$—	$(108,002,326)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Senior Floating- Rate Loans	Investments in Reinsurance Side Cars*	Total

Balance as of October 31, 2020	$0	$36,524,211	$967,250	$—	$37,491,461

Realized gains (losses)	—	—	—	—	—

Change in net unrealized appreciation (depreciation)	—	(3,077,745)	—	(239,556)	(3,317,301)

Cost of purchases	—	18,013,705	—	7,900,000	25,913,705

Proceeds from sales, including return of capital	—	—	—	—	—

Accrued discount (premium)	—	(181,387)	(364,005)	—	(545,392)

Transfers to Level 3	—	—	—	—	—

Transfers from Level 3	—	—	—	—	—

Balance as of April 30, 2021	$0	$51,278,784	$603,245	$7,660,444	$59,542,473

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2021	$—	$(3,077,745)	$—	$(239,556)	$(3,317,301)

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

66

Global Macro Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of April 30, 2021:

Type of Investment	Fair Value as of April 30, 2021	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$0	Estimated Recovery Value	Estimated Recovery Value Percentage	0%	Increase

Senior Floating-Rate Loans	603,245	Estimated Recovery Value	Estimated Recovery Value Percentage	33.05%	Increase

Loan Participation Notes	51,278,784	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	4.98%	Decrease

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

67

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Macro Absolute Return Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Global Macro Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	251,872,008.938	1,166,031.146	3,458,167.475	0

Proposal 2	251,695,648.662	1,160,039.788	3,640,519.109	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Global Macro Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

98.128%	0.452%	1.419%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

68

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Global Macro Absolute Return Fund and Global Macro Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Global Macro Absolute Return Fund	Eaton Vance Management	None

Global Macro Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

69

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

70

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction

71

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

72

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

73

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

74

Eaton Vance

Global Macro Absolute Return Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Global Macro Absolute Return Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Global Macro Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Global Macro Absolute Return Fund and Global Macro Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

75

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

76

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

77

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

78

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Global Macro Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7757    4.30.21

Eaton Vance

Global Macro Absolute Return Advantage Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser is registered with the CFTC as a commodity pool operator with respect to its management of the Fund. As the commodity pool operator of the Fund, the adviser has claimed relief under the Commodity Exchange Act from certain reporting and recordkeeping requirements. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Global Macro Absolute Return Advantage Fund

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Performance1,2

Portfolio Managers John R. Baur and Michael A. Cirami, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	08/31/2010	08/31/2010	3.80%	11.13%	4.01%	3.22%
Class A with 4.75% Maximum Sales Charge	—	—	–1.12	5.82	3.00	2.72
Class C at NAV	08/31/2010	08/31/2010	3.41	10.25	3.26	2.50
Class C with 1% Maximum Sales Charge	—	—	2.42	9.25	3.26	2.50
Class I at NAV	08/31/2010	08/31/2010	3.93	11.38	4.32	3.53
Class R at NAV	12/01/2010	08/31/2010	3.63	10.81	3.79	3.01
Class R6 at NAV	05/31/2017	08/31/2010	3.94	11.49	4.42	3.57

ICE BofA 3-Month U.S. Treasury Bill Index	—	—	0.05%	0.11%	1.18%	0.63%

% Total Annual Operating Expense Ratios[3]		Class A	Class C	Class I	Class R	Class R6

Gross		1.59%	2.29%	1.29%	1.79%	1.26%
Net		1.44	2.14	1.14	1.64	1.11

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Fund Profile4

Asset Allocation (% of net assets)5

*	Net of securities sold short.

SBA — Small Business Administration

Foreign Currency Exposure (% of net assets)6

Egypt	12.4%

Ukraine	10.1

Serbia	8.6

Australia	6.1

Iceland	5.3

Hungary	5.0

Poland	5.0

Russia	4.0

Indonesia	2.9

Uzbekistan	2.8

Uruguay	2.3

Malaysia	2.2

Georgia	2.0

Kenya	1.4

Norway	1.2

Vietnam	1.1

Uganda	1.0

Other	1.7	*

Ghana	–1.2

Thailand	–2.3

Bahrain	–2.9

South Africa	–5.0

New Zealand	–6.0

Saudi Arabia	–6.9

Oman	–10.2

United Arab Emirates	–20.3

Euro	–22.8

Total Long	75.9

Total Short	–78.4

Total Net	–2.5

*	Includes amounts each less than 1.0% or –1.0%, as applicable.

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[5]	Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

[6]

Currency exposures include all foreign exchange denominated assets, currency derivatives and commodities (including commodity derivatives). Total exposures may exceed 100% due to implicit leverage created by derivatives.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective June 30, 2021, the portfolio managers of the Fund will be John R. Baur, Michael A. Cirami, Sarah C. Orvin, Kyle Lee, Patrick Campbell and Federico Sequeda.

4

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,038.00	$7.53	**	1.49%
Class C	$1,000.00	$1,034.10	$11.05	**	2.19%
Class I	$1,000.00	$1,039.30	$6.02	**	1.19%
Class R	$1,000.00	$1,036.30	$8.53	**	1.69%
Class R6	$1,000.00	$1,039.40	$5.87	**	1.16%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.40	$7.45	**	1.49%
Class C	$1,000.00	$1,013.90	$10.94	**	2.19%
Class I	$1,000.00	$1,018.90	$5.96	**	1.19%
Class R	$1,000.00	$1,016.40	$8.45	**	1.69%
Class R6	$1,000.00	$1,019.00	$5.81	**	1.16%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

5

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $2,674,640,651)	$2,655,464,185

Receivable for Fund shares sold	4,333,452

Receivable from affiliate	240,169

Total assets	$2,660,037,806

Liabilities

Payable for Fund shares redeemed	$3,314,335

Payable to affiliates:

Distribution and service fees	207,403

Trustees’ fees	43

Accrued expenses	592,198

Total liabilities	$4,113,979

Net Assets	$2,655,923,827

Sources of Net Assets

Paid-in capital	$2,876,141,237

Accumulated loss	(220,217,410)

Total	$2,655,923,827

Class A Shares

Net Assets	$818,172,765

Shares Outstanding	79,608,110

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.28

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.79

Class C Shares

Net Assets	$15,235,588

Shares Outstanding	1,516,704

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.05

Class I Shares

Net Assets	$1,228,466,967

Shares Outstanding	117,861,970

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.42

Class R Shares

Net Assets	$1,425,532

Shares Outstanding	140,265

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.16

Class R6 Shares

Net Assets	$592,622,975

Shares Outstanding	56,816,482

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income allocated from Portfolio (net of foreign taxes, $1,594,793)	$92,340,546

Dividends allocated from Portfolio (net of foreign taxes, $112,136)	1,826,276

Expenses, excluding interest and dividend expense, allocated from Portfolio	(13,923,508)

Interest and dividend expense allocated from Portfolio	(1,886,132)

Total investment income from Portfolio	$78,357,182

Expenses

Distribution and service fees

Class A	$1,170,253

Class C	84,012

Class R	3,460

Trustees’ fees and expenses	250

Custodian fee	30,737

Transfer and dividend disbursing agent fees	1,517,956

Legal and accounting services	36,545

Printing and postage	131,943

Registration fees	65,519

Miscellaneous	17,168

Total expenses	$3,057,843

Deduct —

Allocation of expenses to affiliate	$1,406,930

Total expense reductions	$1,406,930

Net expenses	$1,650,913

Net investment income	$76,706,269

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$32,025,595

Securities sold short	(1,237,075)

Futures contracts	14,200,890

Swap contracts	(32,417,544)

Forward commodity contracts	(5,999,385)

Foreign currency transactions	(2,476,332)

Forward foreign currency exchange contracts	(24,745,694)

Non-deliverable bond forward contracts	(3,037,446)

Net realized loss	$(23,686,991)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $124,652)	$53,930,598

Written options	(25,422)

Securities sold short	(1,773,100)

Futures contracts	6,750,561

Swap contracts	26,134,754

Forward commodity contracts	4,136,419

Foreign currency	468,358

Forward foreign currency exchange contracts	(33,478,480)

Non-deliverable bond forward contracts	(311,063)

Net change in unrealized appreciation (depreciation)	$55,832,625

Net realized and unrealized gain	$32,145,634

Net increase in net assets from operations	$108,851,903

7	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$76,706,269	$159,269,544

Net realized gain (loss)	(23,686,991)	45,234,843

Net change in unrealized appreciation (depreciation)	55,832,625	(43,176,204)

Net increase in net assets from operations	$108,851,903	$161,328,183

Distributions to shareholders —

Class A	$(41,471,150)	$(31,695,427)

Class C	(744,070)	(875,479)

Class I	(72,890,969)	(74,463,466)

Class R	(69,913)	(57,122)

Class R6	(40,092,547)	(16,669,348)

Total distributions to shareholders	$(155,268,649)	$(123,760,842)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$138,866,446	$167,949,872

Class C	574,398	815,648

Class I	166,771,716	473,771,416

Class R	101,614	447,427

Class R6	106,816,910	728,914,385

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	41,025,183	31,462,714

Class C	743,814	792,763

Class I	55,272,515	45,258,310

Class R	69,913	57,122

Class R6	15,181,951	14,201,255

Cost of shares redeemed

Class A	(112,577,700)	(241,261,577)

Class C	(2,793,764)	(9,711,075)

Class I	(265,386,092)	(1,338,531,493)

Class R	(233,500)	(587,011)

Class R6	(215,975,782)	(173,833,865)

Net asset value of shares converted

Class A	4,087,870	1,461,383

Class C	(4,087,870)	(1,461,383)

Net decrease in net assets from Fund share transactions	$(71,542,378)	$(300,254,109)

Net decrease in net assets	$(117,959,124)	$(262,686,768)

Net Assets

At beginning of period	$2,773,882,951	$3,036,569,719

At end of period	$2,655,923,827	$2,773,882,951

8	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$10.450		$10.250		$9.510		$10.560		$10.180	$10.100

Income (Loss) From Operations

Net investment income(1)	$0.279		$0.549		$0.564		$0.479		$0.416	$0.462

Net realized and unrealized gain (loss)	0.124		0.066		0.176		(1.239)		0.111	0.237

Total income (loss) from operations	$0.403		$0.615		$0.740		$(0.760)		$0.527	$0.699

Less Distributions

From net investment income	$(0.573)		$(0.415)		$—		$(0.290)		$(0.147)	$(0.619)

Total distributions	$(0.573)		$(0.415)		$—		$(0.290)		$(0.147)	$(0.619)

Net asset value — End of period	$10.280		$10.450		$10.250		$9.510		$10.560	$10.180

Total Return(2)	3.80	%(3)(4)	6.15	%(4)	7.78	%(4)	(7.40	)%(4)	5.25%	7.27	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$818,173		$758,795		$789,497		$122,402		$123,985	$307,915

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.49	%(4)(8)	1.44	%(4)	1.57	%(4)	1.45	%(4)	1.53%	1.56%

Net investment income	5.40	%(8)	5.35%		5.70%		4.73%		4.07%	4.69%

Portfolio Turnover of the Portfolio	34	%(3)	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10%, 0.15%, 0.18% and 0.10% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.14%, 0.09%, 0.22%, 0.07%, 0.04% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(8)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$10.150		$9.930		$9.270		$10.330		$9.970	$9.900

Income (Loss) From Operations

Net investment income(1)	$0.235		$0.468		$0.453		$0.399		$0.347	$0.383

Net realized and unrealized gain (loss)	0.119		0.056		0.207		(1.214)		0.095	0.237

Total income (loss) from operations	$0.354		$0.524		$0.660		$(0.815)		$0.442	$0.620

Less Distributions

From net investment income	$(0.454)		$(0.304)		$—		$(0.245)		$(0.082)	$(0.550)

Total distributions	$(0.454)		$(0.304)		$—		$(0.245)		$(0.082)	$(0.550)

Net asset value — End of period	$10.050		$10.150		$9.930		$9.270		$10.330	$9.970

Total Return(2)	3.41	%(3)(4)	5.29	%(4)	7.12	%(4)	(8.08	)%(4)	4.58%	6.45	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,236		$20,894		$30,108		$59,782		$64,164	$49,817

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	2.19	%(4)(8)	2.14	%(4)	2.29	%(4)	2.15	%(4)	2.24%	2.26%

Net investment income	4.67	%(8)	4.69%		4.80%		4.03%		3.43%	3.96%

Portfolio Turnover of the Portfolio	34	%(3)	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10%, 0.15%, 0.18% and 0.10% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.14%, 0.09%, 0.24%, 0.07%, 0.06% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(8)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$10.610		$10.390		$9.610		$10.680		$10.300	$10.210

Income (Loss) From Operations

Net investment income(1)	$0.298		$0.592		$0.570		$0.514		$0.462	$0.491

Net realized and unrealized gain (loss)	0.114		0.062		0.216		(1.250)		0.098	0.247

Total income (loss) from operations	$0.412		$0.654		$0.786		$(0.736)		$0.560	$0.738

Less Distributions

From net investment income	$(0.602)		$(0.434)		$(0.006)		$(0.334)		$(0.180)	$(0.648)

Total distributions	$(0.602)		$(0.434)		$(0.006)		$(0.334)		$(0.180)	$(0.648)

Net asset value — End of period	$10.420		$10.610		$10.390		$9.610		$10.680	$10.300

Total Return(2)	3.93	%(3)(4)	6.36	%(4)	8.18	%(4)	(7.12	)%(4)	5.53%	7.62	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,228,467		$1,293,211		$2,075,104		$3,731,477		$3,379,555	$1,407,915

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.19	%(4)(8)	1.14	%(4)	1.29	%(4)	1.15	%(4)	1.24%	1.26%

Net investment income	5.69	%(8)	5.70%		5.81%		5.04%		4.43%	4.92%

Portfolio Turnover of the Portfolio	34	%(3)	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10%, 0.15%, 0.18% and 0.10% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.14%, 0.09%, 0.24%, 0.07%, 0.06% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(8)	Annualized.

11	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class R

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$10.330		$10.120		$9.410		$10.440		$10.070	$10.010

Income (Loss) From Operations

Net investment income(1)	$0.265		$0.526		$0.515		$0.451		$0.398	$0.435

Net realized and unrealized gain (loss)	0.117		0.064		0.195		(1.217)		0.104	0.237

Total income (loss) from operations	$0.382		$0.590		$0.710		$(0.766)		$0.502	$0.672

Less Distributions

From net investment income	$(0.552)		$(0.380)		$—		$(0.264)		$(0.132)	$(0.612)

Total distributions	$(0.552)		$(0.380)		$—		$(0.264)		$(0.132)	$(0.612)

Net asset value — End of period	$10.160		$10.330		$10.120		$9.410		$10.440	$10.070

Total Return(2)	3.63	%(3)(4)	5.97	%(4)	7.55	%(4)	(7.53	)%(4)	5.05%	7.05	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,426		$1,506		$1,566		$1,801		$2,294	$5,279

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.69	%(4)(8)	1.64	%(4)	1.79	%(4)	1.65	%(4)	1.74%	1.76%

Net investment income	5.20	%(8)	5.18%		5.35%		4.50%		3.91%	4.46%

Portfolio Turnover of the Portfolio	34	%(3)	80%		71%		75%		76%	97%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10%, 0.15%, 0.18% and 0.10% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(5)

During the year ended October 31, 2016, the Portfolio’s investment adviser reimbursed the Fund, through its investment in the Portfolio, for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the year ended October 31, 2016.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.14%, 0.09%, 0.24%, 0.07%, 0.05% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(8)	Annualized.

12	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Financial Highlights — continued

	Class R6

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,						Period Ended October 31, 2017(1)
			2020		2019		2018

Net asset value — Beginning of period	$10.620		$10.410		$9.640		$10.690		$10.530

Income (Loss) From Operations

Net investment income(2)	$0.299		$0.576		$0.579		$0.534		$0.179

Net realized and unrealized gain (loss)	0.125		0.079		0.207		(1.245)		(0.019)

Total income (loss) from operations	$0.424		$0.655		$0.786		$(0.711)		$0.160

Less Distributions

From net investment income	$(0.614)		$(0.445)		$(0.016)		$(0.339)		$—

Total distributions	$(0.614)		$(0.445)		$(0.016)		$(0.339)		$—

Net asset value — End of period	$10.430		$10.620		$10.410		$9.640		$10.690

Total Return(3)	3.94	%(4)(5)	6.56	%(5)	8.07	%(5)	(6.88	)%(5)	1.52	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$592,623		$699,477		$140,294		$173,234		$7,959

Ratios (as a percentage of average daily net assets):(6)

Expenses(7)	1.16	%(5)(8)	1.11	%(5)	1.26	%(5)	1.10	%(5)	1.20	%(8)

Net investment income	5.70	%(8)	5.53%		5.86%		5.30%		3.97	%(8)

Portfolio Turnover of the Portfolio	34	%(4)	80%		71%		75%		76	%(9)

(1)	For the period from commencement of operations on May 31, 2017 to October 31, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.10%, 0.15%, 0.18% and 0.10% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.14%, 0.09%, 0.24%, 0.08% and 0.11% of average daily net assets for the six months ended April 30, 2021, the years ended October 31, 2020, 2019, 2018 and the period ended October 31, 2017, respectively.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2017.

13	See Notes to Financial Statements.

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (87.3% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

14

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $186,997,497 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $102,058,882 are short-term and $84,938,615 are long-term.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate of 1.000% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) up to $500 million, 0.950% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.900% from $2.5 billion but less than $5 billion and 0.880% on Investable Assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.35%, 2.05%, 1.05%, 1.55% and 1.02% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $1,406,930 of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $237,154 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $908 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $1,170,253 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $63,009 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $1,730 for Class R shares.

15

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $21,003 and $1,730 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $147,341,429 and $379,096,379, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	13,402,019	16,323,345

Issued to shareholders electing to receive payments of distributions in Fund shares	4,018,137	3,045,761

Redemptions	(10,792,475)	(23,922,666)

Converted from Class C shares	386,416	143,133

Net increase (decrease)	7,014,097	(4,410,427)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	56,638	82,532

Issued to shareholders electing to receive payments of distributions in Fund shares	74,382	78,569

Redemptions	(275,245)	(987,990)

Converted to Class A shares	(397,841)	(147,229)

Net decrease	(542,066)	(974,118)

16

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	15,869,907	45,898,141

Issued to shareholders electing to receive payments of distributions in Fund shares	5,345,504	4,326,798

Redemptions	(25,288,382)	(128,093,023)

Net decrease	(4,072,971)	(77,868,084)

Class R	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	9,977	44,409

Issued to shareholders electing to receive payments of distributions in Fund shares	6,922	5,584

Redemptions	(22,413)	(58,917)

Net decrease	(5,514)	(8,924)

Class R6	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	10,017,920	68,115,804

Issued to shareholders electing to receive payments of distributions in Fund shares	1,466,855	1,356,376

Redemptions	(20,516,077)	(17,107,065)

Net increase (decrease)	(9,031,302)	52,365,115

17

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited)

Convertible Bonds — 0.2%
Security	Principal Amount (000’s omitted)		Value

Bermuda — 0.2%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	4,760	$4,862,948

Total Bermuda			$4,862,948

Total Convertible Bonds (identified cost $4,758,816)			$4,862,948

Foreign Corporate Bonds — 6.2%
Security	Principal Amount (000’s omitted)		Value

Argentina — 0.5%

YPF S.A.:

4.00% to 1/1/23, 2/12/26(1)(2)	USD	18,233	$14,750,943

4.00% to 1/1/23, 2/12/26(2)(3)	USD	106	85,590

6.95%, 7/21/27(3)	USD	1,428	882,033

8.50%, 7/28/25(3)	USD	760	552,558

Total Argentina			$16,271,124

Armenia — 0.5%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(3)	USD	16,608	$16,545,720

Total Armenia			$16,545,720

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(3)	USD	3,827	$4,186,547

Total Belarus			$4,186,547

Brazil — 0.4%

Braskem Netherlands Finance BV, 5.875%, 1/31/50(3)	USD	942	$985,200

Odebrecht Offshore Drilling Finance, Ltd., 6.72%, 12/1/22(3)	USD	4,251	4,208,157

Vale S.A., 2.762%(4)(23)	BRL	64,850	6,924,263

Total Brazil			$12,117,620

Bulgaria — 0.5%

Eurohold Bulgaria AD, 6.50%, 12/7/22(3)	EUR	13,100	$14,883,250

Total Bulgaria			$14,883,250

Security	Principal Amount (000’s omitted)		Value

Georgia — 0.3%

Georgia Capital JSC:

6.125%, 3/9/24(3)	USD	2,988	$3,033,418

6.125%, 3/9/24(1)	USD	2,580	2,619,216

Silknet JSC, 11.00%, 4/2/24(3)	USD	3,388	3,686,855

Total Georgia			$9,339,489

Greece — 0.2%

Ellaktor Value PLC, 6.375%, 12/15/24(3)	EUR	6,410	$7,216,677

Total Greece			$7,216,677

Iceland — 1.7%

Alma Ibuethafelag HF, 6.65%, 11/26/28(6)	ISK	2,249,200	$18,853,236

Arion Banki HF, 6.00%, 4/12/24(3)	ISK	1,720,000	14,994,133

Islandsbanki HF, 6.40%, 10/26/23	ISK	900,000	7,815,950

Landsbankinn HF, 5.00%, 11/23/23(3)	ISK	1,020,000	8,601,377

WOW Air HF:

0.00%(4)(6)(7)	EUR	121	0

0.00% (3 mo. EURIBOR + 9.00%), 9/24/24(6)(7)	EUR	5,500	0

Total Iceland			$50,264,696

Mexico — 0.3%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(3)	USD	1,483	$374,457

10.00%, 12/19/22(3)	USD	2,864	673,069

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(3)	USD	1,779	1,607,131

Petroleos Mexicanos, 6.75%, 9/21/47	USD	5,400	4,781,484

Total Mexico			$7,436,141

Moldova — 0.3%

Aragvi Finance International DAC, 8.45%, 4/29/26(3)	USD	8,981	$9,256,627

Total Moldova			$9,256,627

Nigeria — 0.2%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(3)	USD	4,892	$5,026,530

Total Nigeria			$5,026,530

Paraguay — 0.2%

Frigorifico Concepcion S.A., 10.25%, 1/29/25(3)	USD	6,760	$6,945,900

Total Paraguay			$6,945,900

18	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)		Value

Peru — 0.0%(5)

PetroTal Corp., 12.00%, 2/16/24(1)(3)	USD	1,265	$1,271,325

Total Peru			$1,271,325

South Africa — 0.2%

Petra Diamonds US Treasury PLC, 10.50%, 3/8/26(3)	USD	4,873	$4,775,540

Total South Africa			$4,775,540

Uzbekistan — 0.8%

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(3)	UZS	256,000,000	$24,145,741

Total Uzbekistan			$24,145,741

Total Foreign Corporate Bonds (identified cost $195,409,750)			$189,682,927

Loan Participation Notes — 1.8%
Security	Principal Amount (000’s omitted)		Value

Uzbekistan — 1.8%

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(3)(6)(8)	UZS	294,368,000	$27,845,568

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(3)(6)(8)	UZS	290,568,000	27,468,437

Total Uzbekistan			$55,314,005

Total Loan Participation Notes (identified cost $58,435,862)			$55,314,005

Senior Floating-Rate Loans — 0.0%(5)
Borrower/Description	Principal Amount (000’s omitted)		Value

Argentina — 0.0%(5)

Desarrolladora Energética S.A., Term Loan, 9.50%, 7/18/20(6)(7)(9)		$2,607	$861,778

Total Argentina			$861,778

Total Senior Floating-Rate Loans (identified cost $2,087,135)			$861,778

Sovereign Government Bonds — 60.2%
Security	Principal Amount (000’s omitted)		Value

Argentina — 0.9%

Provincia de Buenos Aires/Government Bonds:

4.00%, 5/15/35(3)	USD	3,937	$1,663,201

6.50%, 2/15/23(3)	USD	9,350	3,903,719

7.875%, 6/15/27(3)	USD	24,338	10,587,273

9.125%, 3/16/24(3)	USD	13,980	6,046,490

9.625%, 4/18/28(3)	USD	1,734	814,980

9.95%, 6/9/21(3)	USD	10,326	4,775,775

Total Argentina			$27,791,438

Bahrain — 1.6%

Kingdom of Bahrain:

5.45%, 9/16/32(3)	USD	18,625	$18,527,219

6.00%, 9/19/44(3)	USD	7,172	6,724,108

6.25%, 1/25/51(3)	USD	15,936	14,977,529

7.50%, 9/20/47(3)	USD	8,845	9,373,666

Total Bahrain			$49,602,522

Barbados — 1.5%

Government of Barbados, 6.50%, 10/1/29(3)	USD	43,780	$44,764,743

Total Barbados			$44,764,743

Belarus — 0.4%

Republic of Belarus, 5.875%, 2/24/26(3)	USD	14,016	$13,612,143

Total Belarus			$13,612,143

Benin — 1.3%

Benin Government International Bond, 6.875%, 1/19/52(3)	EUR	30,780	$39,021,697

Total Benin			$39,021,697

Dominican Republic — 1.2%

Dominican Republic:

5.30%, 1/21/41(3)	USD	12,580	$12,819,020

5.875%, 1/30/60(1)	USD	1,131	1,132,414

5.875%, 1/30/60(3)	USD	16,502	16,522,627

6.40%, 6/5/49(3)	USD	4,064	4,442,968

Total Dominican Republic			$34,917,029

Ecuador — 0.1%

Republic of Ecuador, 0.50% to 7/31/21, 7/31/40(2)(3)	USD	3,486	$1,742,861

Total Ecuador			$1,742,861

19	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)		Value

Egypt — 5.9%

Arab Republic of Egypt:

6.375%, 4/11/31(3)	EUR	46,967	$59,062,369

8.15%, 11/20/59(3)	USD	9,402	9,328,194

8.50%, 1/31/47(3)	USD	736	761,632

8.70%, 3/1/49(3)	USD	41,980	43,871,073

8.875%, 5/29/50(3)	USD	1,864	1,966,626

Egypt Government Bond:

14.06%, 1/12/26	EGP	633,513	40,117,497

14.483%, 4/6/26	EGP	101,748	6,513,487

14.556%, 10/13/27	EGP	279,103	17,892,788

Total Egypt			$179,513,666

Georgia — 1.0%

Georgia Treasury Bond:

7.00%, 5/30/24	GEL	51,500	$14,050,342

7.375%, 9/27/23	GEL	12,110	3,372,707

8.125%, 1/25/23	GEL	6,262	1,795,155

9.375%, 4/9/22	GEL	43,335	12,646,179

Total Georgia			$31,864,383

Iceland — 1.9%

Republic of Iceland:

5.00%, 11/15/28	ISK	1,026,224	$9,008,797

6.50%, 1/24/31	ISK	4,662,642	45,336,673

8.00%, 6/12/25	ISK	500,000	4,798,228

Total Iceland			$59,143,698

Indonesia — 2.9%

Indonesia Government Bond, 7.50%, 4/15/40	IDR	1,260,618,000	$89,622,129

Total Indonesia			$89,622,129

Ivory Coast — 2.6%

Ivory Coast Government International Bond:

4.875%, 1/30/32(3)	EUR	7,119	$8,611,752

5.25%, 3/22/30(3)	EUR	19,942	25,262,734

6.625%, 3/22/48(3)	EUR	25,295	31,828,357

6.875%, 10/17/40(3)	EUR	10,213	13,310,099

Total Ivory Coast			$79,012,942

Jordan — 0.9%

Jordan Government International Bond:

5.85%, 7/7/30(3)	USD	2,343	$2,436,184

7.375%, 10/10/47(3)	USD	24,653	25,981,673

Total Jordan			$28,417,857

Security	Principal Amount (000’s omitted)		Value

Lebanon — 0.6%

Lebanese Republic:

6.25%, 11/4/24(3)(7)	USD	11,108	$1,423,268

6.25%, 6/12/25(3)(7)	USD	7,800	1,006,387

6.40%, 5/26/23(7)	USD	11,020	1,422,241

6.65%, 4/22/24(3)(7)	USD	30,094	3,849,324

6.65%, 11/3/28(3)(7)	USD	8,500	1,091,230

6.65%, 2/26/30(3)(7)	USD	132	16,939

6.75%, 11/29/27(3)(7)	USD	1,235	159,481

6.85%, 3/23/27(3)(7)	USD	16,961	2,218,227

6.85%, 5/25/29(7)	USD	14,243	1,807,152

7.00%, 12/3/24(7)	USD	4,878	619,701

7.00%, 3/20/28(3)(7)	USD	15,142	1,905,091

7.05%, 11/2/35(3)(7)	USD	3,532	454,533

7.15%, 11/20/31(3)(7)	USD	12,224	1,560,760

8.20%, 5/17/33(7)	USD	4,223	526,819

8.25%, 5/17/34(7)	USD	3,507	445,845

Total Lebanon			$18,506,998

New Zealand — 1.0%

New Zealand Government Bond, 2.50%, 9/20/40(3)(10)	NZD	32,203	$29,575,166

Total New Zealand			$29,575,166

Pakistan — 1.1%

Islamic Republic of Pakistan:

6.00%, 4/8/26(3)	USD	7,510	$7,733,235

7.375%, 4/8/31(3)	USD	17,450	18,366,125

8.875%, 4/8/51(3)	USD	6,245	6,710,003

Total Pakistan			$32,809,363

Romania — 6.7%

Romania Government International Bond:

2.625%, 12/2/40(3)	EUR	6,205	$7,329,223

2.75%, 4/14/41(3)	EUR	14,921	17,666,098

3.375%, 1/28/50(3)	EUR	62,086	78,208,562

4.625%, 4/3/49(3)	EUR	67,039	99,938,865

Total Romania			$203,142,748

Serbia — 8.5%

Serbia Treasury Bond:

4.50%, 1/11/26	RSD	1,974,240	$22,108,450

4.50%, 8/20/32	RSD	3,818,110	43,457,799

5.875%, 2/8/28	RSD	15,589,350	193,416,453

Total Serbia			$258,982,702

20	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)		Value

Suriname — 1.4%

Republic of Suriname:

9.25%, 10/26/26(1)	USD	200	$143,000

9.25%, 10/26/26(3)	USD	59,388	42,462,420

Total Suriname			$42,605,420

Thailand — 1.7%

Thailand Government Bond, 1.25%, 3/12/28(3)(10)	THB	1,650,395	$51,990,160

Total Thailand			$51,990,160

Tunisia — 0.2%

Banque Centrale de Tunisie International Bond:

5.625%, 2/17/24(3)	EUR	4,594	$5,263,205

6.75%, 10/31/23(3)	EUR	1,316	1,542,100

Total Tunisia			$6,805,305

Ukraine — 15.0%

Ukraine Government International Bond:

0.00%, GDP-Linked, 5/31/40(1)(3)(11)	USD	31,977	$33,844,617

9.79%, 5/26/27	UAH	21,980	690,655

10.00%, 8/23/23	UAH	1,618,758	54,903,721

11.67%, 11/22/23	UAH	884,267	31,103,261

15.84%, 2/26/25	UAH	8,635,064	334,265,649

Total Ukraine			$454,807,903

Uruguay — 1.4%

Republic of Uruguay:

3.875%, 7/2/40(10)	UYU	1,198,045	$31,768,427

9.875%, 6/20/22(3)	UYU	393,028	9,283,314

Total Uruguay			$41,051,741

Uzbekistan — 0.0%(5)

Republic of Uzbekistan, 14.50%, 11/25/23(3)	UZS	9,200,000	$884,523

Total Uzbekistan			$884,523

Zambia — 0.4%

Republic of Zambia:

5.375%, 9/20/22(3)	USD	14,071	$8,537,185

8.50%, 4/14/24(3)	USD	2,624	1,616,691

8.97%, 7/30/27(3)	USD	2,625	1,601,266

Total Zambia			$11,755,142

Total Sovereign Government Bonds (identified cost $1,791,770,926)			$1,831,944,279

Sovereign Loans — 3.5%
Borrower	Principal Amount (000’s omitted)	Value

Kenya — 1.0%

Government of Kenya:

Term Loan, 6.714%, (6 mo. USD LIBOR + 6.45%), 6/29/25(12)	$26,852	$27,429,532

Term Loan, 6.911%, (6 mo. USD LIBOR + 6.70%), 10/24/24(12)	3,480	3,536,026

Total Kenya		$30,965,558

Tanzania — 2.5%

Government of the United Republic of Tanzania:

Term Loan, 5.456%, (6 mo. USD LIBOR + 5.20%), 6/23/22(12)	$52,393	$53,829,993

Term Loan, 5.461%, (6 mo. USD LIBOR + 5.20%), 5/23/23(12)	21,771	22,294,792

Total Tanzania		$76,124,785

Total Sovereign Loans (identified cost $104,277,794)		$107,090,343

Collateralized Mortgage Obligations — 0.3%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Interest Only:(13)

Series 2770, Class SH, 6.999%, (7.10% - 1 mo. USD LIBOR), 3/15/34(14)	$1,091	$249,741

Series 4791, Class JI, 4.00%, 5/15/48	16,861	2,257,099

		$2,506,840

Federal National Mortgage Association:

Interest Only:(13)

Series 424, Class C8, 3.50%, 2/25/48	$19,304	$2,326,549

Series 2010-67, Class BI, 5.50%, 6/25/25	3	45

Series 2010-109, Class PS, 6.494%, (6.60% - 1 mo. USD LIBOR), 10/25/40(14)	2,414	489,476

Series 2018-21, Class IO, 3.00%, 4/25/48	16,589	1,554,063

Series 2018-58, Class BI, 4.00%, 8/25/48	2,841	390,518

		$4,760,651

Total Collateralized Mortgage Obligations (identified cost $30,052,534)		$7,267,491

21	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

U.S. Government Guaranteed Small Business Administration Loans(15)(16) — 1.0%
Security	Principal Amount (000’s omitted)	Value

1.63%, 11/20/42	$1,201	$77,060

1.88%, 10/30/42 to 12/28/42	10,491	732,814

2.13%, 1/25/43	1,659	127,703

2.24%, 11/15/32 to 4/10/43(17)	45,601	3,932,990

2.38%, 11/30/42 to 3/1/43	6,004	575,179

2.63%, 10/27/42 to 3/20/43	9,750	967,533

2.80%, 4/12/27 to 3/10/43(17)	89,365	8,995,369

2.88%, 10/27/42 to 2/13/43	10,195	1,153,207

3.03%, 2/2/27 to 12/17/43(17)	94,614	10,153,213

3.13%, 10/12/42 to 2/15/43	5,535	730,531

3.38%, 12/18/42	653	93,600

3.63%, 10/27/42 to 3/28/43	23,299	3,471,175

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $33,817,709)		$31,010,374

Common Stocks — 5.1%
Security	Shares	Value

Argentina — 0.1%

IRSA Inversiones y Representaciones S.A. ADR(18)	233,572	$892,245

Transportadora de Gas del Sur S.A. ADR(18)	206,874	939,208

Total Argentina		$1,831,453

Brazil — 0.6%

Petroleo Brasileiro S.A. ADR	2,127,000	$18,036,960

Total Brazil		$18,036,960

Colombia — 0.0%(5)

Bancolombia S.A.	53,988	$401,605

Total Colombia		$401,605

Cyprus — 0.3%

Bank of Cyprus Holdings PLC(18)	8,424,416	$10,455,585

Total Cyprus		$10,455,585

Egypt — 0.2%

Taaleem Management Services Co. SAE(18)	17,865,400	$6,183,299

Total Egypt		$6,183,299

Security	Shares	Value

Georgia — 0.4%

Georgia Capital PLC(18)	1,508,005	$11,725,144

Total Georgia		$11,725,144

Greece — 0.5%

Alpha Services and Holdings S.A.(18)	1,784,700	$2,830,657

Eurobank Ergasias Services and Holdings S.A.(18)	3,832,200	3,617,138

Hellenic Telecommunications Organization S.A.	121,285	2,056,705

JUMBO S.A.	94,787	1,770,796

National Bank of Greece S.A.(18)	1,111,000	3,461,562

OPAP S.A.	170,909	2,621,083

Piraeus Financial Holdings S.A.(18)	62,133	161,816

Total Greece		$16,519,757

Iceland — 1.5%

Arion Banki HF(1)	13,597,650	$14,011,812

Eik Fasteignafelag HF(18)	43,793,505	3,557,250

Eimskipafelag Islands HF	3,417,359	8,625,926

Hagar HF(18)	13,718,165	6,429,084

Reginn HF(18)	18,599,068	3,813,372

Reitir Fasteignafelag HF	7,510,583	4,433,931

Siminn HF	65,082,530	5,400,909

Total Iceland		$46,272,284

Turkey — 0.4%

Akbank T.A.S.	4,922,400	$2,907,679

Aselsan Elektronik Sanayi Ve Ticaret AS	175,200	317,657

BIM Birlesik Magazalar AS	116,200	910,890

Eregli Demir ve Celik Fabrikalari TAS	356,100	817,315

Ford Otomotiv Sanayi AS	16,100	342,174

Haci Omer Sabanci Holding AS	243,100	238,134

KOC Holding AS	193,300	428,643

Turk Hava Yollari AO(18)	141,000	208,161

Turkcell Iletisim Hizmetleri AS	311,100	556,842

Turkiye Garanti Bankasi AS	3,363,600	2,931,899

Turkiye Is Bankasi AS, Class C	443,100	261,674

Turkiye Petrol Rafinerileri AS(18)	32,000	339,250

Turkiye Sise ve Cam Fabrikalari AS	343,200	311,306

Yapi ve Kredi Bankasi AS	747,600	189,377

Total Turkey		$10,761,001

Vietnam — 1.1%

Bank for Foreign Trade of Vietnam JSC	630,710	$2,726,060

Bank for Investment and Development of Vietnam JSC	60	106

Binh Minh Plastics JSC	73,100	187,867

22	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Vietnam (continued)

Coteccons Construction JSC	239,670	$668,391

Ho Chi Minh City Infrastructure Investment JSC	1,400,400	1,226,020

Hoa Phat Group JSC	1,714,126	4,314,349

KIDO Group Corp.	55,900	123,706

Masan Group Corp.	562,700	2,383,947

Mobile World Investment Corp.	372,000	2,432,610

PetroVietnam Nhon Trach 2 Power JSC	40	37

Refrigeration Electrical Engineering Corp.(18)	703,160	1,749,192

SSI Securities Corp.	803,592	1,133,515

Viet Capital Securities JSC	499,039	1,348,410

Vietnam Dairy Products JSC	569,396	2,304,061

Vietnam Prosperity JSC Bank(18)	1,746,682	4,404,699

Vietnam Technological & Commercial Joint Stock Bank(18)	1,408,200	2,679,581

Vingroup JSC(18)	920,180	5,211,807

Total Vietnam		$32,894,358

Total Common Stocks (identified cost $152,545,288)		$155,081,446

Reinsurance Side Cars — 0.5%
Security	Principal Amount/ Shares	Value

Eden Re II, Ltd., Series 2021A, 0.00%, 3/21/25(1)(6)(19)	$7,100,000	$6,888,420

Mt. Logan Re Ltd., Series A-1(6)(18)(19)(20)	8,600	8,335,635

Total Reinsurance Side Cars (identified cost $15,700,000)		$15,224,055

Rights — 0.0%
Security	Shares	Value

IRSA Inversiones y Representaciones, Exp. 5/3/21(18)	277,611	$0

Total Rights (identified cost $0)		$0

Short-Term Investments — 13.3%

Sovereign Government Securities — 2.4%
Security	Principal Amount (000’s omitted)		Value

Egypt — 1.6%

Egypt Treasury Bill:

0.00%, 7/6/21	EGP	182,875	$11,446,958

0.00%, 7/13/21	EGP	458,525	28,629,327

0.00%, 10/12/21	EGP	111,325	6,730,334

Total Egypt			$46,806,619

Georgia — 0.4%

Georgia Treasury Bill:

0.00%, 6/3/21	GEL	3,086	$888,630

0.00%, 9/9/21	GEL	11,341	3,186,880

0.00%, 10/14/21	GEL	7,160	1,995,699

0.00%, 11/11/21	GEL	11,196	3,099,890

0.00%, 12/9/21	GEL	8,507	2,337,891

0.00%, 2/10/22	GEL	5,291	1,432,034

Total Georgia			$12,941,024

Uruguay — 0.4%

Uruguay Monetary Regulation Bill:

0.00%, 12/3/21	UYU	438,905	$9,659,757

0.00%, 2/25/22	UYU	110,198	2,385,722

Total Uruguay			$12,045,479

Total Sovereign Government Securities (identified cost $72,474,927)			$71,793,122

Repurchase Agreements — 1.8%
Description	Principal Amount (000’s omitted)		Value

Barclays Bank PLC:

Dated 3/2/21 with an interest rate of 0.30% payable by the Portfolio, collateralized by $2,500,000 Costa Rica Government International Bond, 4.375%, due 4/30/25 and a market value, including accrued interest, of $2,547,179(21)		$2,484	$2,483,545

JPMorgan Chase Bank, N.A.:

Dated 4/6/21 with an interest rate of 0.35% payable by the Portfolio, collateralized by $2,628,000 Costa Rica Government International Bond, 4.375%, due 4/30/25 and a market value, including accrued interest, of $2,677,594(21)		$2,805	2,805,486

23	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Description	Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A.: (continued)

Dated 4/29/21 with a maturity date of 6/1/21, an interest rate of 0.30% payable by the Portfolio and repurchase proceeds of $45,824,830, collateralized by GBP 16,750,990 United Kingdom Gilt Bond, 0.25%, due 3/22/52 and a market value, including accrued interest, of $45,234,360	$45,829	$45,829,031

Nomura International PLC:

Dated 4/23/21 with an interest rate of 0.50% payable by the Portfolio, collateralized by $3,534,000 Costa Rica Government International Bond, 4.375%, due 4/30/25 and a market value, including accrued interest, of $3,600,692(21)	$3,817	3,816,720

Total Repurchase Agreements (identified cost $54,934,782)		$54,934,782

U.S. Treasury Obligations — 1.8%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 5/13/21(22)	13,130	$13,130,005

0.00%, 6/3/21(22)	11,870	11,870,000

0.00%, 7/15/21(22)	30,000	29,999,468

Total U.S. Treasury Obligations (identified cost $54,998,755)		$54,999,473

Other — 7.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(24)	222,115,672	$222,115,672

Total Other (identified cost $222,115,672)		$222,115,672

Total Short-Term Investments (identified cost $404,524,136)		$403,843,049

Total Purchased Options and Swaptions — 0.3% (identified cost $11,756,693)		$8,137,050

Total Investments — 92.4% (identified cost $2,805,136,643)		$2,810,319,745

Total Written Options — (0.0)%(5) (premiums received $510,426)		$(538,402)

Securities Sold Short — (2.9)%

Common Stocks — (1.2)%
Security		Shares	Value

United Kingdom — (0.8)%

Ashmore Group PLC		(3,562,400)	$(19,690,581)

Royal Dutch Shell PLC, Class A ADR		(140,800)	(5,350,400)

Total United Kingdom			$(25,040,981)

United States — (0.4)%

Chevron Corp.		(54,200)	$(5,586,394)

Exxon Mobil Corp.		(100,800)	(5,769,792)

Total United States			$(11,356,186)

Total Common Stocks (proceeds $41,206,066)			$(36,397,167)

Sovereign Government Bonds — (1.7)%
Security	Principal Amount (000’s omitted)		Value

Costa Rica — (0.2)%

Costa Rica Government International Bond, 4.375%, 4/30/25(3)	USD	(7,615)	$(7,757,781)

Total Costa Rica			$(7,757,781)

United Kingdom — (1.5)%

United Kingdom Gilt Bond, 0.25%, 3/22/52(3)(10)	GBP	(16,751)	$(45,228,023)

Total United Kingdom			$(45,228,023)

Total Sovereign Government Bonds (proceeds $52,895,860)			$(52,985,804)

Total Securities Sold Short (proceeds $94,101,926)			$(89,382,971)

Other Assets, Less Liabilities — 10.5%			$321,020,201

Net Assets — 100.0%			$3,041,418,573

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $74,661,747 or 2.5% of the Portfolio’s net assets.

24	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

(2)	Step coupon security. Interest rate represents the rate in effect at April 30, 2021.

(3)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $1,005,244,746 or 33.1% of the Portfolio’s net assets.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	Amount is less than 0.05% or (0.05)%, as applicable.

(6)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(7)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(8)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.
(9)	Fixed-rate loan.

(10)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(11)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(12)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.
(13)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(14)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2021.

(15)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(16)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(17)	The stated interest rate represents the weighted average fixed interest rate at April 30, 2021 of all interest only securities comprising the certificate.

(18)	Non-income producing security.

(19)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(20)	Restricted security (see Note 5).

(21)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(22)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(23)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at April 30, 2021.

(24)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Purchased Currency Options — 0.0%(5)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call BRL/Put USD	Goldman Sachs International	USD	22,841,000	BRL	4.50	2/9/22	$73,160

Call BRL/Put USD	Goldman Sachs International	USD	127,905,000	BRL	4.51	2/9/22	423,877

Call BRL/Put USD	Goldman Sachs International	USD	157,254,000	BRL	4.48	2/10/22	484,814

Total							$981,851

Purchased Interest Rate Swaptions — 0.1%

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	319,670,000	12/15/21	$114,884

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	392,480,000	1/7/22	128,756

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	196,240,000	1/10/22	64,068

25	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Purchased Interest Rate Swaptions (continued)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	772,660,000	1/12/22	$251,403

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	215,774,000	1/17/22	73,948

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	348,448,000	1/27/22	119,651

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	921,190,000	2/10/22	401,730

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	243,850,000	2/16/22	173,383

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	243,850,000	2/21/22	258,131

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	186,950,000	2/23/22	196,523

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	243,850,000	2/23/22	280,978

Total					$2,063,455

Purchased Call Options — 0.2%

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	1,221,400,000	1.06%	12/19/22	$3,501,326

2-year 10 Constant Maturity Swap Curve Cap	Bank of America, N.A.	USD	596,500,000	1.09	1/4/23	1,590,418

Total						$5,091,744

Written Currency Options — (0.0)%(5)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Put INR/Call USD	Barclays Bank PLC	USD	42,770,000	INR	80.25	2/9/22	$(496,602)

Put INR/Call USD	Standard Chartered Bank	USD	3,600,000	INR	80.25	2/9/22	(41,800)

Total							$(538,402)

26	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	77,662,000	USD	91,326,596	5/4/21	$2,042,516

EUR	11,931,817	USD	14,185,451	5/4/21	159,572

EUR	726,204	USD	853,979	5/4/21	19,099

EUR	1,515,281	USD	1,824,095	5/4/21	(2,349)

EUR	1,951,329	USD	2,349,009	5/4/21	(3,025)

EUR	5,500,000	USD	6,620,898	5/4/21	(8,525)

EUR	6,410,000	USD	7,716,356	5/4/21	(9,936)

EUR	7,593,967	USD	9,141,615	5/4/21	(11,771)

EUR	1,951,329	USD	2,359,238	5/4/21	(13,253)

EUR	9,921,852	USD	11,943,923	5/4/21	(15,379)

EUR	10,296,593	USD	12,395,035	5/4/21	(15,960)

EUR	10,791,635	USD	12,990,966	5/4/21	(16,727)

EUR	5,574,383	USD	6,723,904	5/4/21	(22,103)

EUR	14,785,622	USD	17,798,927	5/4/21	(22,918)

EUR	20,356,002	USD	24,504,549	5/4/21	(31,552)

EUR	28,354,521	USD	34,133,163	5/4/21	(43,950)

EUR	31,055,223	USD	37,384,267	5/4/21	(48,136)

EUR	8,060,593	USD	9,745,591	5/4/21	(54,746)

EUR	54,421,066	USD	65,512,062	5/4/21	(84,354)

EUR	60,822,407	USD	73,217,994	5/4/21	(94,276)

EUR	77,662,000	USD	93,489,490	5/4/21	(120,378)

EUR	88,609,279	USD	106,667,820	5/4/21	(137,346)

EUR	160,918,277	USD	193,713,369	5/4/21	(249,427)

EUR	231,361,018	USD	278,512,318	5/4/21	(358,615)

NZD	11,687,317	USD	8,381,735	5/4/21	(18,292)

NZD	9,784,382	USD	7,020,294	5/4/21	(18,592)

NZD	11,687,317	USD	8,385,650	5/4/21	(22,208)

NZD	9,784,382	USD	7,045,733	5/4/21	(44,031)

NZD	23,625,218	USD	16,951,094	5/4/21	(44,891)

NZD	23,625,218	USD	17,012,519	5/4/21	(106,317)

USD	93,489,490	EUR	77,662,000	5/4/21	120,378

USD	14,363,517	EUR	11,931,817	5/4/21	18,495

USD	9,703,339	EUR	8,060,593	5/4/21	12,494

USD	6,710,441	EUR	5,574,383	5/4/21	8,640

USD	2,349,009	EUR	1,951,329	5/4/21	3,025

USD	874,204	EUR	726,204	5/4/21	1,126

USD	1,819,945	EUR	1,515,281	5/4/21	(1,801)

USD	2,294,664	EUR	1,951,329	5/4/21	(51,320)

USD	12,829,916	EUR	10,791,635	5/4/21	(144,324)

USD	6,467,723	EUR	5,500,000	5/4/21	(144,650)

USD	17,616,123	EUR	14,785,622	5/4/21	(159,887)

USD	7,537,837	EUR	6,410,000	5/4/21	(168,583)

USD	8,930,122	EUR	7,593,967	5/4/21	(199,722)

USD	11,667,598	EUR	9,921,852	5/4/21	(260,945)

27	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	12,108,274	EUR	10,296,593	5/4/21	$(270,801)

USD	23,937,632	EUR	20,356,002	5/4/21	(535,364)

USD	33,343,487	EUR	28,354,521	5/4/21	(745,726)

USD	36,519,377	EUR	31,055,223	5/4/21	(816,755)

USD	63,996,430	EUR	54,421,066	5/4/21	(1,431,278)

USD	71,524,084	EUR	60,822,407	5/4/21	(1,599,634)

USD	91,326,596	EUR	77,662,000	5/4/21	(2,042,516)

USD	104,200,044	EUR	88,609,279	5/4/21	(2,330,430)

USD	189,231,780	EUR	160,918,277	5/4/21	(4,232,162)

USD	272,068,892	EUR	231,361,018	5/4/21	(6,084,811)

USD	8,416,037	NZD	11,687,317	5/4/21	52,595

USD	16,951,094	NZD	23,625,218	5/4/21	44,891

USD	16,943,179	NZD	23,625,218	5/4/21	36,977

USD	8,385,650	NZD	11,687,317	5/4/21	22,207

USD	7,020,294	NZD	9,784,382	5/4/21	18,592

USD	7,017,016	NZD	9,784,382	5/4/21	15,314

INR	387,777,892	USD	5,233,226	5/5/21	865

INR	387,778,053	USD	5,233,229	5/5/21	865

PHP	11,012,420	USD	228,246	5/5/21	408

USD	5,243,395	INR	387,777,892	5/5/21	9,303

USD	5,243,397	INR	387,778,053	5/5/21	9,303

USD	20,735	PHP	1,000,400	5/5/21	(37)

USD	204,403	PHP	10,009,400	5/5/21	(3,425)

IDR	643,633,000,000	USD	44,330,395	5/11/21	174,921

IDR	73,679,857,184	USD	5,074,720	5/11/21	20,024

IDR	73,679,857,183	USD	5,074,720	5/11/21	20,024

RUB	1,759,114,093	USD	22,448,761	5/11/21	925,700

RUB	1,759,114,092	USD	22,466,623	5/11/21	907,838

RUB	432,647,001	USD	5,534,602	5/11/21	214,252

USD	25,424,173	IDR	356,574,028,565	5/11/21	768,135

USD	22,896,951	IDR	320,854,971,435	5/11/21	710,780

USD	103,805	IDR	1,507,763,872	5/11/21	(453)

USD	103,805	IDR	1,507,763,872	5/11/21	(453)

USD	4,962,669	IDR	72,172,093,311	5/11/21	(27,818)

USD	4,962,669	IDR	72,172,093,312	5/11/21	(27,818)

USD	1,354,615	RUB	101,700,000	5/11/21	3,262

NZD	33,611,679	USD	24,309,179	5/12/21	(257,745)

USD	34,587,834	NZD	47,823,711	5/12/21	366,728

USD	13,202,965	NZD	18,255,401	5/12/21	139,988

INR	387,778,052	USD	5,167,480	5/19/21	52,359

INR	387,778,053	USD	5,167,480	5/19/21	52,359

USD	5,221,677	INR	387,777,892	5/19/21	1,840

USD	5,221,679	INR	387,778,053	5/19/21	1,840

GBP	16,388,528	USD	22,740,986	5/24/21	(106,759)

28	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

GBP	9,463,000	USD	13,276,873	5/24/21	$(207,506)

GBP	16,494,133	USD	23,041,388	5/24/21	(261,311)

GBP	14,435,765	USD	20,253,811	5/24/21	(316,550)

USD	7,950,161	GBP	5,750,523	5/24/21	8,103

USD	5,119,988	GBP	3,712,477	5/24/21	(7,320)

AUD	76,800,000	USD	58,576,128	5/26/21	592,619

NZD	34,654	USD	25,713	6/1/21	(917)

NZD	44,298,937	USD	32,869,191	6/1/21	(1,172,145)

USD	9,399,847	NZD	12,668,496	6/1/21	335,207

USD	7,434,037	NZD	10,019,107	6/1/21	265,104

USD	8,293	NZD	11,176	6/1/21	296

EUR	726,204	USD	874,676	6/2/21	(1,103)

USD	247,868,933	EUR	205,794,225	6/2/21	312,447

USD	213,451,709	EUR	177,219,180	6/2/21	269,063

USD	106,725,479	EUR	88,609,279	6/2/21	134,531

USD	86,255,560	EUR	71,614,042	6/2/21	108,728

USD	65,547,474	EUR	54,421,066	6/2/21	82,625

USD	37,404,475	EUR	31,055,223	6/2/21	47,150

USD	34,151,613	EUR	28,354,521	6/2/21	43,049

USD	24,517,795	EUR	20,356,002	6/2/21	30,906

USD	12,401,735	EUR	10,296,593	6/2/21	15,633

USD	11,950,379	EUR	9,921,852	6/2/21	15,064

USD	9,146,556	EUR	7,593,967	6/2/21	11,530

USD	7,720,527	EUR	6,410,000	6/2/21	9,732

USD	6,624,477	EUR	5,500,000	6/2/21	8,350

AUD	37,700,000	USD	29,359,818	6/16/21	(311,915)

CLP	5,995,454,598	USD	8,343,377	6/16/21	90,102

CLP	5,810,328,700	USD	8,085,736	6/16/21	87,336

CLP	5,810,328,700	USD	8,092,380	6/16/21	80,692

COP	60,910,739,533	USD	16,973,044	6/16/21	(779,280)

USD	24,672,080	CLP	17,616,112,000	6/16/21	(107,542)

USD	4,986,091	COP	17,948,682,387	6/16/21	214,244

USD	4,608,440	COP	16,540,658,806	6/16/21	210,931

USD	4,607,432	COP	16,540,658,806	6/16/21	209,923

USD	2,646,069	COP	9,880,739,533	6/16/21	19,170

USD	3,370,062	EUR	2,812,103	6/16/21	(13,715)

RUB	617,975,400	USD	8,178,399	6/23/21	(11,963)

RUB	859,709,862	USD	11,386,659	6/23/21	(25,744)

AUD	128,375,671	USD	99,064,296	6/25/21	(146,691)

NZD	22,321,194	USD	15,832,628	6/25/21	137,311

RUB	597,975,499	USD	7,917,971	6/25/21	(18,278)

RUB	597,975,499	USD	7,918,905	6/25/21	(19,211)

RUB	677,705,565	USD	9,000,122	6/25/21	(47,135)

RUB	765,014,576	USD	10,186,902	6/25/21	(80,500)

29	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	33,619,128	NZD	47,397,000	6/25/21	$(291,567)

NZD	7,482,125	USD	5,221,326	6/30/21	131,736

RUB	429,853,813	USD	5,688,596	6/30/21	(14,307)

RUB	716,400,000	USD	9,475,652	6/30/21	(18,807)

USD	10,442,885	NZD	14,964,584	6/30/21	(263,477)

USD	24,330,904	NZD	34,866,021	6/30/21	(613,877)

USD	10,570,350	NZD	15,000,000	7/8/21	(161,005)

USD	40,526,905	NZD	57,510,260	7/8/21	(617,295)

NOK	291,820,100	USD	34,318,856	7/13/21	742,074

NZD	21,013,147	USD	14,731,161	7/15/21	301,684

USD	35,666,568	NZD	50,876,289	7/15/21	(730,427)

NZD	11,687,317	USD	8,412,881	7/30/21	(52,296)

USD	17,006,141	NZD	23,625,218	7/30/21	105,714

USD	7,043,092	NZD	9,784,382	7/30/21	43,781

					$(17,934,608)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CRC	1,315,442,000	USD	2,123,393	Citibank, N.A.	5/4/21	$10,697	$—

CRC	1,315,442,000	USD	2,136,845	Citibank, N.A.	5/4/21	—	(2,756)

EGP	244,570,000	USD	15,228,518	Goldman Sachs International	5/4/21	388,979	—

EGP	182,400,000	USD	11,378,665	Goldman Sachs International	5/4/21	268,845	—

EGP	426,970,000	USD	27,224,500	Goldman Sachs International	5/4/21	40,506	—

USD	2,136,845	CRC	1,315,442,000	Citibank, N.A.	5/4/21	2,756	—

USD	2,127,824	CRC	1,315,442,000	Citibank, N.A.	5/4/21	—	(6,265)

USD	11,630,205	EGP	182,400,000	Goldman Sachs International	5/4/21	—	(17,304)

USD	15,594,295	EGP	244,570,000	Goldman Sachs International	5/4/21	—	(23,202)

USD	27,195,541	EGP	426,970,000	Goldman Sachs International	5/4/21	—	(69,465)

EUR	32,976,125	PLN	150,473,357	BNP Paribas	5/5/21	—	(34,165)

EUR	16,422,291	PLN	75,013,743	BNP Paribas	5/5/21	—	(37,368)

EUR	16,329,016	PLN	74,568,900	HSBC Bank USA, N.A.	5/5/21	—	(32,204)

PLN	71,859,797	EUR	15,835,798	Bank of America, N.A.	5/5/21	—	(89,576)

PLN	64,436,203	EUR	14,156,066	Citibank, N.A.	5/5/21	—	(27,675)

PLN	71,880,000	EUR	15,829,126	Citibank, N.A.	5/5/21	—	(76,227)

PLN	71,880,000	EUR	15,843,627	Citibank, N.A.	5/5/21	—	(93,660)

PLN	20,000,000	EUR	4,355,214	UBS AG	5/5/21	37,830	—

UAH	164,440,000	USD	5,906,609	BNP Paribas	5/5/21	3,945	—

UAH	116,130,000	USD	4,183,357	BNP Paribas	5/5/21	—	(9,235)

UAH	164,430,000	USD	5,923,271	BNP Paribas	5/5/21	—	(13,076)

USD	7,603,883	UAH	215,418,000	Bank of America, N.A.	5/5/21	—	(139,000)

USD	8,739,216	UAH	247,582,000	Bank of America, N.A.	5/5/21	—	(159,754)

30	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

CNH	127,155,018	USD	19,451,437	UBS AG	5/10/21	$182,332	$—

CNH	26,676,249	USD	4,087,688	UBS AG	5/10/21	31,342	—

CNH	26,676,249	USD	4,087,688	UBS AG	5/10/21	31,342	—

EGP	244,463,000	USD	15,259,863	Goldman Sachs International	5/10/21	335,456	—

TRY	404,719,000	USD	52,797,469	Standard Chartered Bank	5/10/21	—	(4,073,655)

USD	4,080,778	CNH	26,676,249	UBS AG	5/10/21	—	(38,252)

USD	4,080,778	CNH	26,676,249	UBS AG	5/10/21	—	(38,252)

USD	38,285,001	CNH	249,847,917	UBS AG	5/10/21	—	(293,549)

USD	1,689,075	CRC	1,040,200,000	Citibank, N.A.	5/10/21	1,765	—

USD	6,753,040	EUR	5,572,567	Deutsche Bank AG	5/10/21	52,659	—

USD	243,906	EUR	201,693	State Street Bank and Trust Company	5/10/21	1,393	—

USD	14,414,979	TRY	110,498,018	Standard Chartered Bank	5/10/21	1,112,206	—

USD	29,641,915	TRY	241,514,412	Standard Chartered Bank	5/10/21	566,178	—

USD	6,434,406	TRY	52,706,570	Standard Chartered Bank	5/10/21	89,102	—

USD	15,808,307	ZAR	244,112,621	Bank of America, N.A.	5/10/21	—	(1,009,681)

USD	17,163,140	ZAR	264,477,379	Bank of America, N.A.	5/10/21	—	(1,057,866)

USD	2,063,924	ZAR	30,000,000	HSBC Bank USA, N.A.	5/10/21	—	(2,908)

USD	27,134,641	ZAR	411,410,000	Standard Chartered Bank	5/10/21	—	(1,209,197)

ZAR	445,990,000	USD	30,088,148	Standard Chartered Bank	5/10/21	638,058	—

USD	3,650,346	CRC	2,250,000,000	Citibank, N.A.	5/11/21	704	—

USD	9,715,343	UAH	274,069,830	BNP Paribas	5/11/21	—	(122,287)

USD	2,003,170	UAH	56,870,000	BNP Paribas	5/12/21	—	(37,693)

THB	31,102,121	USD	1,009,817	Standard Chartered Bank	5/17/21	—	(11,037)

THB	436,476,745	USD	14,545,831	Standard Chartered Bank	5/17/21	—	(529,279)

TRY	745,211	USD	90,252	Standard Chartered Bank	5/17/21	—	(853)

TRY	24,673,000	USD	3,002,246	Standard Chartered Bank	5/17/21	—	(42,340)

TRY	74,724,186	USD	9,074,048	Standard Chartered Bank	5/17/21	—	(109,732)

TRY	74,749,500	USD	9,085,396	Standard Chartered Bank	5/17/21	—	(118,043)

TRY	74,680,000	USD	9,085,231	Standard Chartered Bank	5/17/21	—	(126,216)

TRY	74,683,000	USD	9,085,596	Standard Chartered Bank	5/17/21	—	(126,221)

TRY	74,645,000	USD	9,086,500	Standard Chartered Bank	5/17/21	—	(131,683)

TRY	74,567,500	USD	9,085,361	Standard Chartered Bank	5/17/21	—	(139,841)

TRY	73,960,000	USD	9,086,068	Standard Chartered Bank	5/17/21	—	(213,428)

TRY	149,100,000	USD	18,171,992	Standard Chartered Bank	5/17/21	—	(285,152)

USD	59,907,749	THB	1,797,651,837	Standard Chartered Bank	5/17/21	2,179,862	—

USD	15,022,295	TRY	115,376,332	Standard Chartered Bank	5/17/21	1,181,128	—

USD	27,894,973	TRY	223,634,000	Standard Chartered Bank	5/17/21	1,066,633	—

USD	8,368,540	TRY	66,080,500	Standard Chartered Bank	5/17/21	441,167	—

USD	13,947,518	TRY	112,682,000	Standard Chartered Bank	5/17/21	429,578	—

USD	5,579,001	TRY	43,572,000	Standard Chartered Bank	5/17/21	351,869	—

USD	5,579,028	TRY	43,628,000	Standard Chartered Bank	5/17/21	345,178	—

USD	5,578,968	TRY	43,767,000	Standard Chartered Bank	5/17/21	328,442	—

USD	5,579,007	TRY	44,222,000	Standard Chartered Bank	5/17/21	273,898	—

USD	460,958	TRY	3,565,565	Standard Chartered Bank	5/17/21	33,214	—

USD	4,435,078	UAH	124,537,000	Bank of America, N.A.	5/17/21	—	(29,053)

31	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,276,693	ZAR	46,983,517	Citibank, N.A.	5/17/21	$42,910	$—

USD	3,276,693	ZAR	46,983,517	Citibank, N.A.	5/17/21	42,910	—

USD	2,964,854	ZAR	44,582,483	Citibank, N.A.	5/17/21	—	(103,670)

USD	2,964,854	ZAR	44,582,483	Citibank, N.A.	5/17/21	—	(103,670)

USD	144,969,812	ZAR	2,184,985,005	Citibank, N.A.	5/17/21	—	(5,418,396)

ZAR	248,579,900	USD	16,492,828	Citibank, N.A.	5/17/21	616,436	—

ZAR	286,710,000	USD	19,347,707	Citibank, N.A.	5/17/21	385,976	—

ZAR	254,850,000	USD	17,178,158	Citibank, N.A.	5/17/21	362,665	—

ZAR	302,450,000	USD	20,521,641	Citibank, N.A.	5/17/21	295,396	—

ZAR	91,566,000	USD	6,075,239	Citibank, N.A.	5/17/21	227,068	—

ZAR	91,566,000	USD	6,075,239	Citibank, N.A.	5/17/21	227,068	—

ZAR	55,282,211	USD	3,855,455	Citibank, N.A.	5/17/21	—	(50,489)

USD	12,757,434	UAH	362,949,000	Citibank, N.A.	5/21/21	—	(240,995)

EGP	160,483,000	USD	9,900,247	HSBC Bank USA, N.A.	5/24/21	309,534	—

EGP	154,497,000	USD	9,536,852	HSBC Bank USA, N.A.	5/24/21	292,105	—

USD	6,119,316	GHS	41,183,000	ICBC Standard Bank plc	5/24/21	—	(968,492)

USD	2,625,328	GHS	17,596,000	Standard Chartered Bank	5/24/21	—	(403,035)

USD	58,688,603	NZD	83,859,502	Standard Chartered Bank	5/26/21	—	(1,316,109)

USD	5,596,128	UAH	158,986,000	Goldman Sachs International	5/26/21	—	(91,261)

USD	1,300,599	GHS	8,688,000	JPMorgan Chase Bank, N.A.	5/28/21	—	(192,493)

USD	20,898,626	SGD	27,740,000	Citibank, N.A.	5/28/21	54,974	—

USD	6,904,493	UAH	198,228,000	Goldman Sachs International	6/1/21	—	(177,091)

EGP	100,940,000	USD	6,238,566	Goldman Sachs International	6/2/21	171,832	—

USD	1,097,978	GHS	7,329,000	JPMorgan Chase Bank, N.A.	6/2/21	—	(159,292)

USD	3,438,596	UAH	98,000,000	Citibank, N.A.	6/2/21	—	(61,608)

USD	8,396,296	UAH	240,302,000	Citibank, N.A.	6/2/21	—	(186,420)

EGP	100,717,500	USD	6,238,309	Goldman Sachs International	6/3/21	156,708	—

USD	3,571,810	GHS	24,074,000	Standard Chartered Bank	6/4/21	—	(555,043)

USD	3,542,668	GHS	24,037,000	JPMorgan Chase Bank, N.A.	6/7/21	—	(573,398)

PLN	122,463,000	EUR	26,886,363	Bank of America, N.A.	6/8/21	—	(48,486)

USD	1,867,182	UAH	53,140,000	Citibank, N.A.	6/8/21	—	(28,031)

USD	2,638,186	UAH	75,030,000	Citibank, N.A.	6/8/21	—	(37,724)

USD	4,406,316	UAH	125,580,000	Citibank, N.A.	6/8/21	—	(72,436)

EGP	343,000,000	USD	21,317,589	Bank of America, N.A.	6/10/21	427,611	—

EGP	279,400,000	USD	17,294,955	Bank of America, N.A.	6/10/21	418,190	—

PLN	47,100,000	EUR	10,228,662	Bank of America, N.A.	6/10/21	115,736	—

PLN	35,613,000	EUR	7,760,044	Bank of America, N.A.	6/10/21	56,224	—

PLN	32,900,000	EUR	7,165,085	Citibank, N.A.	6/10/21	56,511	—

PLN	16,289,907	EUR	3,583,969	UBS AG	6/10/21	—	(15,684)

PLN	16,620,093	EUR	3,656,601	UBS AG	6/10/21	—	(15,986)

USD	12,661,022	THB	397,144,621	Standard Chartered Bank	6/10/21	—	(90,669)

GEL	2,225,648	USD	643,047	ICBC Standard Bank plc	6/11/21	—	(3,415)

USD	2,216,842	GHS	14,742,000	ICBC Standard Bank plc	6/14/21	—	(298,949)

UYU	23,347,311	USD	533,848	HSBC Bank USA, N.A.	6/14/21	—	(4,220)

UYU	23,438,065	USD	535,923	HSBC Bank USA, N.A.	6/14/21	—	(4,237)

32	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

UYU	23,322,424	USD	534,428	HSBC Bank USA, N.A.	6/14/21	$—	$(5,365)

UYU	47,190,976	USD	1,079,120	HSBC Bank USA, N.A.	6/14/21	—	(8,605)

CAD	10,576,534	USD	8,469,230	Citibank, N.A.	6/16/21	136,318	—

USD	1,288,576	GHS	8,685,000	Standard Chartered Bank	6/16/21	—	(192,117)

USD	9,749,449	THB	299,298,341	Standard Chartered Bank	6/16/21	139,736	—

USD	383,346	THB	11,768,341	Standard Chartered Bank	6/16/21	5,494	—

USD	6,442,532	UAH	181,164,000	Bank of America, N.A.	6/16/21	—	(5,690)

USD	4,829,855	UAH	136,540,000	Citibank, N.A.	6/17/21	—	(28,839)

USD	1,286,476	GHS	8,685,000	Standard Chartered Bank	6/18/21	—	(192,777)

USD	3,033,888	UAH	85,768,000	Goldman Sachs International	6/18/21	—	(17,353)

USD	1,772,761	GHS	11,975,000	ICBC Standard Bank plc	6/21/21	—	(263,883)

USD	11,768,682	ZAR	176,000,000	Goldman Sachs International	6/21/21	—	(287,204)

USD	7,321,277	UAH	207,485,000	Bank of America, N.A.	6/22/21	—	(52,747)

USD	1,639,881	GHS	11,020,000	JPMorgan Chase Bank, N.A.	6/23/21	—	(232,523)

USD	2,897,899	UAH	82,054,000	Bank of America, N.A.	6/23/21	—	(17,577)

EGP	470,569,000	USD	29,146,423	Citibank, N.A.	6/24/21	581,647	—

USD	4,652,426	UAH	133,292,000	BNP Paribas	6/25/21	—	(81,236)

EGP	300,000,000	USD	18,656,716	Bank of America, N.A.	6/29/21	271,993	—

EGP	64,950,000	USD	3,996,923	Bank of America, N.A.	6/29/21	101,142	—

EGP	27,830,000	USD	1,712,615	Bank of America, N.A.	6/29/21	43,338	—

EGP	320,912,500	USD	19,969,664	HSBC Bank USA, N.A.	6/29/21	278,534	—

EGP	167,600,000	USD	10,377,709	Citibank, N.A.	6/30/21	194,485	—

HUF	4,087,302,267	EUR	11,240,992	Goldman Sachs International	6/30/21	109,140	—

HUF	2,707,409,436	EUR	7,429,979	Goldman Sachs International	6/30/21	91,552	—

HUF	2,707,403,564	EUR	7,430,597	Goldman Sachs International	6/30/21	90,788	—

HUF	6,525,096,525	EUR	18,191,024	Goldman Sachs International	6/30/21	—	(121,328)

HUF	10,082,990,769	EUR	28,117,654	Goldman Sachs International	6/30/21	—	(196,797)

HUF	9,391,912,706	EUR	26,200,069	Standard Chartered Bank	6/30/21	—	(194,829)

USD	4,126,133	UAH	116,130,000	BNP Paribas	6/30/21	7,084	—

USD	16,510,076	UAH	469,464,000	BNP Paribas	6/30/21	—	(141,477)

USD	1,820,066	ZAR	27,560,000	Bank of America, N.A.	6/30/21	—	(65,453)

USD	1,815,270	ZAR	27,560,000	Bank of America, N.A.	6/30/21	—	(70,249)

USD	2,722,265	ZAR	41,340,000	Bank of America, N.A.	6/30/21	—	(106,014)

USD	4,465,577	ZAR	67,620,000	Bank of America, N.A.	6/30/21	—	(160,650)

USD	2,269,357	GHS	15,182,000	JPMorgan Chase Bank, N.A.	7/1/21	—	(300,238)

USD	8,321,386	ZAR	124,094,962	Bank of America, N.A.	7/1/21	—	(167,420)

USD	7,760,749	ZAR	115,997,249	Citibank, N.A.	7/1/21	—	(174,127)

USD	6,822,309	ZAR	102,890,000	Citibank, N.A.	7/1/21	—	(215,956)

GEL	2,239,000	USD	643,040	ICBC Standard Bank plc	7/6/21	—	(3,234)

MYR	30,684,000	USD	7,390,173	Barclays Bank PLC	7/6/21	79,155	—

MYR	86,080,000	USD	20,732,177	Credit Agricole Corporate and Investment Bank	7/6/21	222,058	—

USD	25,304,857	THB	794,395,377	Standard Chartered Bank	7/6/21	—	(198,630)

MYR	67,180,000	USD	16,197,709	Barclays Bank PLC	7/7/21	155,335	—

MYR	43,495,580	USD	10,482,126	Credit Agricole Corporate and Investment Bank	7/7/21	105,626	—

USD	25,226,587	THB	794,360,002	Standard Chartered Bank	7/8/21	—	(275,580)

33	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

MYR	52,560,420	USD	12,708,032	Barclays Bank PLC	7/9/21	$85,651	$—

USD	1,669,399	CRC	1,028,400,000	Citibank, N.A.	7/9/21	4,794	—

USD	2,250,827	GHS	14,968,000	JPMorgan Chase Bank, N.A.	7/12/21	—	(269,976)

USD	1,687,112	CRC	1,041,100,000	Citibank, N.A.	7/16/21	2,740	—

USD	170,781	THB	5,393,823	Standard Chartered Bank	7/16/21	—	(2,377)

USD	4,343,391	THB	137,178,405	Standard Chartered Bank	7/16/21	—	(60,463)

USD	3,368,736	CRC	2,083,900,000	Citibank, N.A.	7/19/21	—	(2,082)

EGP	207,425,000	USD	12,772,475	Bank of America, N.A.	7/22/21	235,462	—

HUF	2,268,912,550	EUR	6,213,832	BNP Paribas	7/26/21	84,633	—

HUF	584,500,000	EUR	1,606,496	Citibank, N.A.	7/26/21	14,895	—

HUF	2,268,912,551	EUR	6,212,674	Goldman Sachs International	7/26/21	86,028	—

USD	2,792,622	CRC	1,727,600,000	Citibank, N.A.	7/27/21	—	(366)

USD	5,786,066	UAH	164,440,000	BNP Paribas	7/28/21	—	(2,581)

USD	5,795,911	UAH	164,430,000	BNP Paribas	7/29/21	9,207	—

HUF	2,509,587,489	EUR	6,877,853	BNP Paribas	8/2/21	85,466	—

HUF	2,509,587,410	EUR	6,878,017	BNP Paribas	8/2/21	85,268	—

USD	2,117,003	CRC	1,315,442,000	Citibank, N.A.	8/4/21	—	(8,518)

PLN	75,013,743	EUR	16,399,350	BNP Paribas	8/5/21	36,536	—

PLN	150,473,357	EUR	32,930,011	BNP Paribas	8/5/21	32,532	—

PLN	74,568,900	EUR	16,306,463	HSBC Bank USA, N.A.	8/5/21	31,063	—

UYU	162,313,000	USD	3,724,484	HSBC Bank USA, N.A.	8/5/21	—	(69,797)

EGP	203,940,000	USD	12,458,155	Goldman Sachs International	8/17/21	242,397	—

USD	1,921,019	OMR	754,000	BNP Paribas	8/19/21	—	(35,777)

USD	43,018,585	OMR	16,897,700	BNP Paribas	8/23/21	—	(833,030)

USD	26,816,272	OMR	10,530,750	BNP Paribas	8/26/21	—	(511,559)

KES	764,700,000	USD	6,460,252	Standard Chartered Bank	10/12/21	398,044	—

KES	509,790,000	USD	4,306,750	Standard Chartered Bank	10/12/21	265,358	—

USD	6,079,569	OMR	2,390,000	Standard Chartered Bank	10/12/21	—	(119,891)

UYU	46,940,262	USD	1,050,705	HSBC Bank USA, N.A.	10/13/21	—	(5,609)

EGP	60,356,250	USD	3,671,305	Bank of America, N.A.	10/19/21	25,945	—

EGP	488,721,000	USD	29,790,978	Citibank, N.A.	10/19/21	146,659	—

GEL	38,944,800	USD	11,242,725	Goldman Sachs International	10/21/21	—	(394,164)

EGP	426,970,000	USD	26,034,756	Goldman Sachs International	10/28/21	59,210	—

USD	18,442,153	OMR	7,245,000	Bank of America, N.A.	10/28/21	—	(347,970)

USD	35,659,705	OMR	14,000,000	Credit Agricole Corporate and Investment Bank	10/28/21	—	(649,714)

USD	47,974,561	OMR	18,858,800	Bank of America, N.A.	11/4/21	—	(933,115)

GEL	16,061,500	USD	4,608,355	Goldman Sachs International	12/7/21	—	(182,451)

UYU	47,863,645	USD	1,055,335	HSBC Bank USA, N.A.	1/11/22	—	(6,963)

UYU	227,619,000	USD	5,078,514	Citibank, N.A.	1/24/22	—	(104,990)

USD	40,155,317	AED	148,012,500	BNP Paribas	1/31/22	—	(138,026)

USD	43,217,150	AED	159,291,500	BNP Paribas	2/3/22	—	(146,611)

KES	643,630,000	USD	5,449,873	Standard Chartered Bank	2/8/22	172,189	—

UYU	117,299,000	USD	2,594,307	HSBC Bank USA, N.A.	2/9/22	—	(38,923)

USD	42,719,148	AED	157,394,000	BNP Paribas	2/22/22	—	(126,813)

USD	19,404,125	OMR	7,620,000	Standard Chartered Bank	2/22/22	—	(327,560)

34	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	38,900,204	OMR	15,280,000	Standard Chartered Bank	2/22/22	$—	$(666,746)

KES	705,380,000	USD	6,044,387	ICBC Standard Bank plc	2/23/22	75,480	—

KES	352,994,000	USD	3,022,209	ICBC Standard Bank plc	2/23/22	40,362	—

UGX	68,235,820,000	USD	17,116,380	Standard Chartered Bank	2/28/22	366,504	—

KES	639,150,000	USD	5,448,849	Standard Chartered Bank	3/2/22	79,001	—

KES	637,900,000	USD	5,449,808	Standard Chartered Bank	3/4/22	62,287	—

KES	645,640,000	USD	5,531,055	Standard Chartered Bank	3/8/22	37,941	—

UGX	17,964,400,000	USD	4,519,346	Standard Chartered Bank	3/14/22	70,292	—

UGX	9,038,710,000	USD	2,272,746	Standard Chartered Bank	3/14/22	36,511	—

USD	12,633,111	BHD	4,816,500	Bank of America, N.A.	3/14/22	—	(102,373)

USD	9,612,169	OMR	4,139,000	BNP Paribas	3/14/22	—	(1,103,112)

USD	25,194,536	SAR	95,903,000	Standard Chartered Bank	3/14/22	—	(360,092)

USD	60,660,554	SAR	230,838,000	Standard Chartered Bank	3/14/22	—	(849,296)

UGX	29,524,990,000	USD	7,427,670	ICBC Standard Bank plc	3/16/22	112,468	—

USD	17,011,383	BHD	6,518,000	BNP Paribas	3/16/22	—	(222,823)

USD	25,249,372	BHD	9,636,500	Standard Chartered Bank	3/16/22	—	(230,442)

USD	12,624,854	BHD	4,866,250	Standard Chartered Bank	3/16/22	—	(241,969)

USD	25,617,465	SAR	97,103,000	BNP Paribas	3/24/22	—	(255,989)

USD	38,426,649	SAR	145,637,000	HSBC Bank USA, N.A.	3/24/22	—	(378,869)

USD	45,976,495	SAR	174,090,000	Standard Chartered Bank	3/28/22	—	(409,763)

KES	315,200,000	USD	2,696,322	Standard Chartered Bank	4/1/22	—	(6,423)

OMR	7,500,000	USD	18,796,992	BNP Paribas	8/29/22	570,979	—

USD	23,292,293	OMR	9,293,625	BNP Paribas	8/29/22	—	(707,528)

USD	33,420,810	AED	123,212,500	Standard Chartered Bank	12/12/22	—	(84,545)

USD	33,420,899	AED	123,220,500	Standard Chartered Bank	12/12/22	—	(86,631)

USD	29,801,366	OMR	11,800,000	BNP Paribas	12/14/22	—	(617,943)

USD	58,402,155	AED	215,000,000	BNP Paribas	3/1/23	—	(43,329)

USD	81,979,737	AED	301,839,143	BNP Paribas	3/6/23	—	(70,297)

USD	30,000,000	AED	110,456,400	BNP Paribas	3/13/23	—	(24,865)

USD	109,556,452	AED	403,354,537	BNP Paribas	3/13/23	—	(85,594)

USD	12,664,006	SAR	47,604,000	Standard Chartered Bank	3/13/23	2,295	—

USD	146,927,878	AED	540,959,063	Standard Chartered Bank	3/15/23	—	(117,326)

USD	20,104,768	BHD	7,651,000	Standard Chartered Bank	3/15/23	—	(78,118)

USD	22,725,930	OMR	8,900,000	Standard Chartered Bank	3/15/23	—	(183,581)

						$20,858,540	$(37,823,327)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/3/21	COP	69,263,320	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$18,624,229	$158,040

5/7/21	COP	68,623,300	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	18,678,089	99,279

35	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Non-deliverable Bond Forward Contracts (continued)

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/10/21	COP	37,063,300	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	$10,141,575	$(55,428)

5/10/21	COP	26,238,400	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,215,289	1,055

5/11/21	COP	69,263,340	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	18,898,592	(23,381)

5/12/21	COP	63,759,700	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	17,382,664	(136,224)

5/13/21	COP	69,263,330	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	19,175,894	(185,610)

5/13/21	COP	19,273,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	5,266,566	(31,939)

5/13/21	COP	5,848,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,619,048	(13,498)

5/13/21	COP	5,848,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	1,595,634	(887)

5/14/21	COP	70,644,560	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	19,558,295	(187,410)

5/14/21	COP	50,287,700	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	13,721,064	4,462

5/19/21	COP	14,960,830	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	4,152,320	(49,794)

5/21/21	COP	35,751,850	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	9,857,141	(105,513)

5/21/21	COP	28,070,100	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	7,676,138	(21,172)

5/24/21	COP	24,821,350	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	6,827,775	(84,345)

5/24/21	COP	14,035,000	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	3,895,360	(25,648)

5/25/21	COP	20,311,040	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	5,597,641	(57,979)

5/28/21	COP	65,465,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	17,717,400	(6,384)

5/31/21	COP	50,103,600	Republic of Colombia, 6.25%, 11/26/25	Goldman Sachs International	13,486,456	159,363

6/3/21	COP	67,019,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	17,856,156	—

6/4/21	COP	100,529,300	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	27,036,724	106,655

6/7/21	COP	83,774,600	Republic of Colombia, 6.25%, 11/26/25	Bank of America, N.A.	22,666,257	100,084

						$(356,274)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

36	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Commodity Futures

Brent Crude Oil	433	Long	5/28/21	$28,907,080	$1,229,308

Equity Futures

E-mini S&P 500 Index	97	Long	6/18/21	20,245,840	1,076,196

SPI 200 Index	255	Long	6/17/21	34,295,373	851,580

MSCI Emerging Markets Index	(71)	Short	6/18/21	(4,744,930)	(34,622)

SGX CNX Nifty Index	(522)	Short	5/27/21	(15,247,958)	52,202

Interest Rate Futures

Australia 10-Year Bond	705	Long	6/15/21	75,702,401	102,662

Euro-Bobl	(42)	Short	6/8/21	(6,803,122)	7,517

Euro-Bund	(228)	Short	6/8/21	(46,599,196)	295,647

Euro-Buxl	(533)	Short	6/8/21	(129,377,331)	3,368,904

U.S. 5-Year Treasury Note	(409)	Short	6/30/21	(50,690,438)	(49,824)

U.S. 10-Year Treasury Note	(354)	Short	6/21/21	(46,739,063)	344,489

U.S. Long Treasury Bond	(202)	Short	6/21/21	(31,764,500)	359,503

U.S. Ultra-Long Treasury Bond	(313)	Short	6/21/21	(58,188,656)	806,586

					$8,410,148

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	56,810	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	0.62% (pays upon termination)	3/15/28	$(3,909,940)

EUR	4,350	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.10% (pays upon termination)	3/12/50	(1,168,743)

USD	39,940	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(935,114)

USD	39,940	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(935,114)

USD	39,960	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(1,005,320)

USD	39,940	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(999,530)

USD	22,375	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.28% (pays upon termination)	1/28/26	(545,059)

USD	43,660	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	1.00% (pays upon termination)	3/12/27	(4,770,455)

USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.17% (pays upon termination)	10/26/27	1,125,225

37	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	14,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.23% (pays upon termination)	1/17/28	$266,995

USD	14,682	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.35% (pays upon termination)	2/6/28	72,889

USD	39,940	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	1,043,706

USD	39,940	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	1,038,339

USD	39,940	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	1,128,861

USD	39,960	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	1,128,355

USD	22,375	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.32% (pays upon termination)	1/28/31	623,269

USD	5,824	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(64,050)

							$(7,905,686)

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	$87,363	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.97% (pays upon termination)	6/23/27	$4,251,212

							$4,251,212

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	354,128	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.77% (pays upon termination)	1/3/22	$(490,012)	$—	$(490,012)

BRL	463,519	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.42% (pays upon termination)	1/3/22	62,965	—	62,965

38	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	1,544,575	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	$(1,277,333)	$—	$(1,277,333)

BRL	2,244,640	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	2.92% (pays upon termination)	1/3/22	(1,926,398)	—	(1,926,398)

BRL	3,674,499	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.44% (pays upon termination)	1/3/22	306,972	—	306,972

CAD	84,020	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.80% (pays semi-annually)	6/11/24	(2,094,518)	—	(2,094,518)

CAD	36,300	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.70% (pays semi-annually)	2/19/25	(693,803)	—	(693,803)

CAD	41,620	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.71% (pays semi-annually)	2/19/25	(803,517)	—	(803,517)

CAD	46,740	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	0.88% (pays semi-annually)	6/5/25	394,098	—	394,098

CAD	12,950	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.03% (pays semi-annually)	8/19/30	808,378	(130)	808,248

CAD	19,729	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.04% (pays semi-annually)	8/19/30	1,224,364	(200)	1,224,164

COP	86,746,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.84% (pays quarterly)	5/5/25	75,414	—	75,414

COP	15,180,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.85% (pays quarterly)	5/6/25	12,068	—	12,068

COP	100,029,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.70% (pays quarterly)	5/7/25	240,826	—	240,826

COP	11,171,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.49% (pays quarterly)	5/13/25	52,709	—	52,709

COP	11,171,850	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.54% (pays quarterly)	5/14/25	47,102	—	47,102

COP	40,662,300	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.19% (pays quarterly)	6/4/25	(340,735)	—	(340,735)

COP	61,940,900	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.26% (pays quarterly)	6/5/25	(479,164)	—	(479,164)

39	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	85,106,600	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.34% (pays quarterly)	6/8/25	$(595,206)	$—	$(595,206)

COP	41,729,700	Pays	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.44% (pays quarterly)	6/9/25	(248,848)	—	(248,848)

COP	6,192,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.21% (pays quarterly)	11/26/25	4,529	—	4,529

COP	6,351,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.02% (pays quarterly)	11/26/25	18,082	—	18,082

COP	14,659,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.76% (pays quarterly)	11/26/25	76,720	—	76,720

COP	14,659,900	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	3.89% (pays quarterly)	11/26/25	55,530	—	55,530

COP	14,924,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.05% (pays quarterly)	11/26/25	36,557	—	36,557

COP	17,793,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	7,730	—	7,730

COP	20,326,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.11% (pays quarterly)	11/26/25	36,952	—	36,952

COP	25,880,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.25% (pays quarterly)	11/26/25	3,133	—	3,133

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.00% (pays quarterly)	11/26/25	76,829	—	76,829

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.07% (pays semi-annually)	11/26/25	54,345	—	54,345

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.20% (pays quarterly)	11/26/25	12,737	—	12,737

COP	29,320,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.28% (pays quarterly)	11/26/25	(11,815)	—	(11,815)

COP	29,849,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.12% (pays quarterly)	11/26/25	50,427	—	50,427

COP	31,578,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	27,846	—	27,846

40	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

COP	38,732,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.14% (pays quarterly)	11/26/25	$54,782	$—	$54,782

COP	47,201,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.26% (pays quarterly)	11/26/25	8,445	—	8,445

COP	65,915,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.34% (pays quarterly)	11/26/25	(64,458)	—	(64,458)

COP	73,300,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.16% (pays quarterly)	11/26/25	63,313	—	63,313

COP	64,177,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	4,341	—	4,341

COP	129,615,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	11,842	—	11,842

COP	36,071,400	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	(40,400)	—	(40,400)

COP	38,614,600	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	(73,306)	—	(73,306)

COP	8,172,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	22,270	—	22,270

COP	11,441,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	32,970	—	32,970

COP	12,790,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	35,855	—	35,855

EUR	5,493	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(76,434)	51,268	(25,166)

EUR	9,682	Receives	6-month EURIBOR (pays semi-annually)	0.11% (pays annually)	7/23/29	(124,589)	32,226	(92,363)

EUR	10,400	Receives	6-month EURIBOR (pays semi-annually)	(0.08)% (pays annually)	8/6/29	79,205	(16)	79,189

EUR	5,660	Receives	6-month EURIBOR (pays semi-annually)	(0.16)% (pays annually)	9/12/29	137,635	8	137,643

EUR	3,520	Receives	6-month EURIBOR (pays semi-annually)	0.37% (pays annually)	2/12/50	198,668	(1)	198,667

EUR	3,472	Receives	6-month EURIBOR (pays semi-annually)	0.39% (pays annually)	2/13/50	182,796	—	182,796

EUR	5,470	Receives	6-month EURIBOR (pays semi-annually)	0.35% (pays annually)	2/18/50	342,783	(2)	342,781

EUR	30,400	Receives	6-month EURIBOR (pays semi-annually)	0.26% (pays annually)	2/25/50	2,848,360	8	2,848,368

41	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

EUR	4,758	Receives	6-month EURIBOR (pays semi-annually)	0.21% (pays annually)	2/26/50	$527,142	$(57)	$527,085

EUR	13,498	Receives	6-month EURIBOR (pays semi-annually)	0.12% (pays annually)	6/8/50	1,884,152	(12)	1,884,140

SGD	35,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	1,234,236	—	1,234,236

SGD	35,480	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	1,251,163	—	1,251,163

SGD	52,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	1,833,722	—	1,833,722

SGD	23,493	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	527,207	—	527,207

SGD	26,430	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	603,463	—	603,463

SGD	8,815	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	56,929	—	56,929

SGD	15,065	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	88,335	—	88,335

SGD	44,090	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	275,566	—	275,566

SGD	90,200	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	8/21/25	(1,198,262)	—	(1,198,262)

USD	2,481	Receives	3-month USD-LIBOR (pays quarterly)	2.22% (pays semi-annually)	3/28/24	(131,284)	—	(131,284)

USD	5,590	Receives	3-month USD-LIBOR (pays quarterly)	1.59% (pays semi-annually)	1/23/25	(219,475)	—	(219,475)

USD	9,000	Receives	3-month USD-LIBOR (pays quarterly)	1.60% (pays semi-annually)	1/23/25	(356,657)	—	(356,657)

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	1.49% (pays semi-annually)	1/28/25	(38,505)	—	(38,505)

USD	2,978	Receives	3-month USD-LIBOR (pays quarterly)	1.46% (pays semi-annually)	1/30/25	(100,924)	—	(100,924)

USD	7,400	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/3/25	(231,059)	—	(231,059)

USD	742	Receives	3-month USD-LIBOR (pays quarterly)	1.44% (pays semi-annually)	2/18/25	(23,465)	—	(23,465)

USD	2,100	Receives	3-month USD-LIBOR (pays quarterly)	1.16% (pays semi-annually)	2/28/25	(42,628)	—	(42,628)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	0.83% (pays semi-annually)	3/5/25	(4,733)	—	(4,733)

42	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	20,810	Pays	3-month USD-LIBOR (pays quarterly)	0.71% (pays semi-annually)	3/20/25	$30,629	$—	$30,629

USD	1,800	Receives	3-month USD-LIBOR (pays quarterly)	0.33% (pays semi-annually)	5/18/25	26,198	—	26,198

USD	3,742	Receives	3-month USD-LIBOR (pays quarterly)	0.43% (pays semi-annually)	6/12/25	42,757	—	42,757

USD	14,000	Receives	3-month USD-LIBOR (pays quarterly)	0.39% (pays semi-annually)	6/19/25	187,509	—	187,509

USD	59,173	Receives	3-month USD-LIBOR (pays quarterly)	1.74% (pays semi-annually)	12/16/26	(2,578,448)	—	(2,578,448)

USD	59,130	Pays	3-month USD-LIBOR (pays quarterly)	0.84% (pays semi-annually)	3/20/27	(907,683)	—	(907,683)

USD	26,160	Receives	3-month USD-LIBOR (pays quarterly)	0.76% (pays semi-annually)	6/5/30	1,744,342	—	1,744,342

USD	3,524	Receives	3-month USD-LIBOR (pays quarterly)	1.27% (pays semi-annually)	2/16/31	105,120	—	105,120

USD	1,751	Receives	3-month USD-LIBOR (pays quarterly)	1.37% (pays semi-annually)	2/19/31	34,551	—	34,551

USD	14,977	Receives	3-month USD-LIBOR (pays quarterly)	1.36% (pays semi-annually)	2/22/31	311,667	—	311,667

USD	21,231	Receives	3-month USD-LIBOR (pays quarterly)	1.43% (pays semi-annually)	2/23/31	309,443	—	309,443

USD	760	Receives	3-month USD-LIBOR (pays quarterly)	1.41% (pays semi-annually)	2/24/31	12,426	—	12,426

USD	3,189	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	9/12/49	243,189	—	243,189

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	1.82% (pays semi-annually)	9/20/49	47,752	—	47,752

USD	2,190	Receives	3-month USD-LIBOR (pays quarterly)	1.97% (pays semi-annually)	11/15/49	18,711	—	18,711

USD	1,462	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	27,206	—	27,206

USD	1,561	Receives	3-month USD-LIBOR (pays quarterly)	1.94% (pays semi-annually)	1/9/50	26,159	—	26,159

USD	1,960	Receives	3-month USD-LIBOR (pays quarterly)	0.93% (pays semi-annually)	6/15/50	499,124	—	499,124

USD	1,100	Receives	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	6/16/50	268,785	—	268,785

USD	9,369	Receives	3-month USD-LIBOR (pays quarterly)	1.03% (pays semi-annually)	6/19/50	2,155,965	—	2,155,965

USD	1,481	Receives	3-month USD-LIBOR (pays quarterly)	1.00% (pays semi-annually)	6/22/50	351,207	—	351,207

ZAR	72,640	Pays	3-month ZAR JIBAR (pays quarterly)	5.47% (pays quarterly)	2/24/26	(53,719)	242	(53,477)

ZAR	476,700	Pays	3-month ZAR JIBAR (pays quarterly)	5.52% (pays quarterly)	2/24/26	(275,164)	1,633	(273,531)

ZAR	419,363	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	83,914	1,637	85,551

43	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

ZAR	474,840	Pays	3-month ZAR JIBAR (pays quarterly)	5.88% (pays quarterly)	3/11/26	$181,991	$1,905	$183,896

ZAR	474,850	Pays	3-month ZAR JIBAR (pays quarterly)	5.82% (pays quarterly)	3/11/26	95,017	1,854	96,871

Total						$7,292,613	$90,363	$7,382,976

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$6,050	1.00% (pays quarterly)(1)	6/20/21	0.38%	$12,337	$24,892	$37,229

Turkey	77,931	1.00 (pays quarterly)(1)	6/20/21	3.04	(135,828)	451,244	315,416

Turkey	14,870	1.00 (pays quarterly)(1)	12/20/21	3.22	(194,537)	373,589	179,052

Total	$98,851				$(318,028)	$849,725	$531,697

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$162,817	1.00% (pays quarterly)(1)	6/20/26	$(4,659,452)	$4,509,103	$(150,349)

Markit CDX Emerging Markets Index (CDX.EM.31.V2)	940	1.00% (pays quarterly)(1)	6/20/24	791	(17,279)	(16,488)

Mexico	9,690	1.00% (pays quarterly)(1)	6/20/26	(40,870)	(14,380)	(55,250)

Qatar	52,167	1.00% (pays quarterly)(1)	12/20/22	(776,995)	(6,229)	(783,224)

Qatar	23,815	1.00% (pays quarterly)(1)	12/20/27	(635,731)	(702,834)	(1,338,565)

Qatar	23,816	1.00% (pays quarterly)(1)	12/20/27	(635,757)	(702,948)	(1,338,705)

Qatar	57,454	1.00% (pays quarterly)(1)	12/20/27	(1,533,700)	(1,598,010)	(3,131,710)

Russia	247,597	1.00% (pays quarterly)(1)	6/20/26	(563,281)	(1,022,411)	(1,585,692)

Saudi Arabia	47,234	1.00% (pays quarterly)(1)	6/20/26	(834,038)	710,640	(123,398)

44	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Credit Default Swaps — Buy Protection (continued)

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

South Africa	$101,209	1.00% (pays quarterly)(1)	6/20/26	$5,502,753	$(6,018,615)	$(515,862)

South Africa	41,600	1.00% (pays quarterly)(1)	12/20/27	3,688,073	(3,804,834)	(116,761)

South Africa	58,700	1.00% (pays quarterly)(1)	6/20/29	6,992,081	(7,843,172)	(851,091)

Turkey	147,494	1.00% (pays quarterly)(1)	6/20/26	20,715,088	(9,597,057)	11,118,031

Total				$27,218,962	$(26,108,026)	$1,110,936

Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Current Market Annual Fixed Rate***	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Vietnam	Barclays Bank PLC	$6,200	1.00% (pays quarterly)(1)	6/20/26	1.05%	$(7,273)	$31,023	$23,750

Vietnam	Goldman Sachs International	5,900	1.00% (pays quarterly)(1)	6/20/26	1.05	(6,921)	29,522	22,601

Vietnam	Nomura International PLC	3,500	1.00% (pays quarterly)(1)	6/20/26	1.05	(4,106)	8,572	4,466

Total		$15,600				$(18,300)	$69,117	$50,817

Credit Default Swaps — Buy Protection

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Dubai	Barclays Bank PLC	$6,348	1.00% (pays quarterly)(1)	12/20/24	$(63,624)	$(76,775)	$(140,399)

Dubai	Barclays Bank PLC	9,572	1.00% (pays quarterly)(1)	12/20/24	(95,936)	(115,868)	(211,804)

Egypt	Barclays Bank PLC	9,744	1.00% (pays quarterly)(1)	12/20/24	609,218	(697,829)	(88,611)

Egypt	JPMorgan Chase Bank, N.A.	9,097	1.00% (pays quarterly)(1)	12/20/24	568,766	(650,162)	(81,396)

Oman	Bank of America, N.A.	17,964	1.00% (pays quarterly)(1)	6/20/22	50,877	(203,952)	(153,075)

Oman	Bank of America, N.A.	14,372	1.00% (pays quarterly)(1)	12/20/22	166,479	(253,607)	(87,128)

Oman	Bank of America, N.A.	23,000	1.00% (pays quarterly)(1)	6/20/26	1,879,676	(2,637,251)	(757,575)

45	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Buy Protection (continued)

Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Qatar	Goldman Sachs International	$1,730	1.00% (pays quarterly)(1)	9/20/24	$(44,902)	$502	$(44,400)

Qatar	Nomura International PLC	5,380	1.00% (pays quarterly)(1)	9/20/24	(139,638)	6,251	(133,387)

Saudi Arabia	Barclays Bank PLC	45,001	1.00% (pays quarterly)(1)	6/20/31	469,599	(840,550)	(370,951)

Saudi Arabia	Goldman Sachs International	61,170	1.00% (pays quarterly)(1)	6/20/31	638,327	(794,498)	(156,171)

South Africa	Goldman Sachs International	59,340	1.00% (pays quarterly)(1)	6/20/31	9,167,073	(9,732,159)	(565,086)

South Africa	Goldman Sachs International	229,800	1.00% (pays quarterly)(1)	6/20/31	35,500,395	(37,748,251)	(2,247,856)

Total					$48,706,310	$(53,744,149)	$(5,037,839)

*

If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2021, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $114,451,000.

**

The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***

Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Citibank, N.A.	USD	63,000	Excess Return on Bloomberg Commodity 4 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.24% (pays upon termination)	5/14/21	$(688,438)

Citibank, N.A.	USD	54,000	Excess Return on Bloomberg Commodity 5 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.25% (pays upon termination)	5/14/21	(612,803)

Citibank, N.A.	USD	49,400	Excess Return on Bloomberg Commodity 6 Month Forward Index (pays upon termination)	Excess Return on Bloomberg Commodity Index + 0.26% (pays upon termination)	5/14/21	(609,757)

Goldman Sachs International	PEN	82,705	Total Return on Peru Government Bond, 6.95% due 8/12/31 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 120 bp on $21,824,779 (pays upon termination) plus USD equivalent of Notional Amount at termination date	8/2/21	24,793

46	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Total Return Swaps (continued)

Counterparty	Notional Amount (000’s omitted)		Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	PEN	91,895	Total Return on Peru Government Bond, 6.15% due 8/12/32 (pays upon termination) plus Notional Amount at termination date	3-month USD-LIBOR plus 120 bp on $24,227,524 (pays upon termination) plus USD equivalent of Notional Amount at termination date	8/3/21	$49,925

JPMorgan Chase Bank, N.A.	CNY	108,646	Total Return on Shenzhen Stock Exchange Composite Index (pays upon termination)	3-month USD-LIBOR minus 8.00% on $16,635,248 (pays quarterly)	7/16/21	643,729

						$(1,192,551)

Cross-Currency Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	1-day Indice Camara Promedio Rate on CLP 3,065,468,431 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 105,139 (pays semi-annually)*	2/10/31	$336,584

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 5,746,741,122 (pays semi-annually)*	(0.25)% on CLP equivalent of CLF 197,150 (pays semi-annually)*	2/9/31	668,505

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,899,416,943 (pays semi-annually)*	(0.24)% on CLP equivalent of CLF 99,419 (pays semi-annually)*	2/11/31	336,108

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 2,897,972,385 (pays semi-annually)*	(0.27)% on CLP equivalent of CLF 99,419 (pays semi-annually)*	2/12/31	349,773

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,412,052,742 (pays semi-annually)*	(0.32)% on CLP equivalent of CLF 48,346 (pays semi-annually)*	2/17/31	182,964

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 5,537,558,427 (pays semi-annually)*	(0.15)% on CLP equivalent of CLF 189,501 (pays semi-annually)*	2/19/31	588,918

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,688,064,617 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 57,897 (pays semi-annually)*	2/10/31	191,415

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,688,485,528 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 57,897 (pays semi-annually)*	2/11/31	186,026

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,688,485,528 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 57,897 (pays semi-annually)*	2/11/31	189,666

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 3,377,000,220 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 115,795 (pays semi-annually)*	2/11/31	381,762

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 3,377,000,220 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 115,795 (pays semi-annually)*	2/11/31	386,616

47	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 2,691,275,295 (pays semi-annually)*	(0.30)% on CLP equivalent of CLF 92,259 (pays semi-annually)*	2/12/31	$336,185

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,691,010,995 (pays semi-annually)*	(0.34)% on CLP equivalent of CLF 57,897 (pays semi-annually)*	2/16/31	224,007

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 2,536,501,889 (pays semi-annually)*	(0.31)% on CLP equivalent of CLF 86,845 (pays semi-annually)*	2/16/31	325,083

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,705,192,520 (pays semi-annually)*	(0.21)% on CLP equivalent of CLF 58,368 (pays semi-annually)*	2/18/31	193,551

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,705,617,439 (pays semi-annually)*	(0.16)% on CLP equivalent of CLF 58,368 (pays semi-annually)*	2/19/31	182,004

				$5,059,167

*

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

Abbreviations:

ADR	–	American Depositary Receipt

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

AED	–	United Arab Emirates Dirham

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CRC	–	Costa Rican Colon

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

GEL	–	Georgian Lari

GHS	–	Ghanaian Cedi

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

INR	–	Indian Rupee

ISK	–	Icelandic Krona

KES	–	Kenyan Shilling

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

UGX	–	Ugandan Shilling

USD	–	United States Dollar

UYU	–	Uruguayan Peso

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

48	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $2,583,020,971)	$2,588,204,073

Affiliated investment, at value (identified cost, $222,115,672)	222,115,672

Cash	96,458,391

Deposits for derivatives collateral —

Centrally cleared derivatives	118,499,852

OTC derivatives	6,266,700

Foreign currency, at value (identified cost, $43,024,593)	43,157,906

Interest and dividends receivable	37,363,076

Dividends receivable from affiliated investment	14,415

Receivable for investments sold	4,710,640

Receivable for variation margin on open centrally cleared derivatives	2,763,271

Receivable for open forward foreign currency exchange contracts	20,858,540

Receivable for open swap contracts	10,079,643

Receivable for closed non-deliverable bond forward contracts	10,035

Upfront payments on open non-centrally cleared swap contracts	53,750,902

Receivable for open non-deliverable bond forward contracts	628,938

Total assets	$3,204,882,054

Liabilities

Cash collateral due to brokers	$3,134,000

Written options outstanding, at value (premiums received, $510,426)	538,402

Payable for investments purchased	18,697,856

Payable for securities sold short, at value (proceeds, $94,101,926)	89,382,971

Payable for variation margin on open financial futures contracts	1,115,906

Payable for open forward foreign currency exchange contracts	37,823,327

Payable for open swap contracts	6,948,837

Payable for closed non-deliverable bond forward contracts	82,102

Upfront receipts on open non-centrally cleared swap contracts	75,870

Payable for open non-deliverable bond forward contracts	985,212

Payable to affiliates:

Investment adviser fee	2,310,446

Trustees’ fees	9,218

Interest payable on securities sold short	173,790

Accrued expenses	2,185,544

Total liabilities	$163,463,481

Net Assets applicable to investors’ interest in Portfolio	$3,041,418,573

49	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income (net of foreign taxes, $1,788,542)	$103,286,670

Dividends (net of foreign taxes, $126,782)	1,906,984

Dividends from affiliated investment	152,875

Total investment income	$105,346,529

Expenses

Investment adviser fee	$14,300,148

Trustees’ fees and expenses	54,250

Custodian fee	1,029,446

Legal and accounting services	82,971

Interest expense and fees	779,840

Interest and dividend expense on securities sold short	1,311,764

Miscellaneous	51,319

Total expenses	$17,609,738

Net investment income	$87,736,791

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$35,125,957

Securities sold short	(1,356,835)

Futures contracts	15,948,828

Swap contracts	(36,244,734)

Forward commodity contracts	(6,748,362)

Foreign currency transactions	(2,717,621)

Forward foreign currency exchange contracts	(26,868,927)

Non-deliverable bond forward contracts	(3,416,647)

Net realized loss	$(26,278,341)

Change in unrealized appreciation (depreciation) —

Investments (including net decrease in accrued foreign capital gains taxes of $146,147)	$58,394,208

Written options	(27,976)

Securities sold short	(1,745,192)

Futures contracts	7,583,254

Swap contracts	28,909,480

Forward commodity contracts	4,537,148

Foreign currency	434,600

Forward foreign currency exchange contracts	(37,732,771)

Non-deliverable bond forward contracts	(356,274)

Net change in unrealized appreciation (depreciation)	$59,996,477

Net realized and unrealized gain	$33,718,136

Net increase in net assets from operations	$121,454,927

50	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$87,736,791	$178,334,462

Net realized gain (loss)	(26,278,341)	50,054,539

Net change in unrealized appreciation (depreciation)	59,996,477	(47,626,361)

Net increase in net assets from operations	$121,454,927	$180,762,640

Capital transactions —

Contributions	$255,995,880	$204,435,055

Withdrawals	(381,752,082)	(670,755,810)

Net decrease in net assets from capital transactions	$(125,756,202)	$(466,320,755)

Net decrease in net assets	$(4,301,275)	$(285,558,115)

Net Assets

At beginning of period	$3,045,719,848	$3,331,277,963

At end of period	$3,041,418,573	$3,045,719,848

51	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Consolidated Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020		2019		2018		2017	2016

Ratios (as a percentage of average daily net assets):

Expenses(1)	1.15	%(2)	1.11	%(3)	1.26	%(3)	1.11	%(3)	1.13%	1.10%

Net investment income	5.74	%(2)	5.69%		5.86%		5.09%		4.54%	5.09%

Portfolio Turnover	34	%(4)	80%		71%		75%		76%	97%

Total Return	3.95	%(4)	6.57	%(3)	8.22	%(3)	(7.08	)%(3)	5.65%	7.79	%(5)

Net assets, end of period (000’s omitted)	$3,041,419		$3,045,720		$3,331,278		$4,516,938		$4,067,979	$2,260,213

(1)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements, of 0.14%, 0.09%, 0.24%, 0.07%, 0.06% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(2)	Annualized.

(3)

The investment adviser reimbursed certain operating expenses (equal to 0.04%, 0.05% and 0.03% of average daily net assets for the years ended October 31, 2020, 2019 and 2018, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)

During the year ended October 31, 2016, the investment adviser reimbursed the Portfolio for a net loss realized on the disposal of an investment which did not meet the Portfolio’s investment guidelines. The reimbursement had no effect on total return for the year ended October 31, 2016.

52	See Notes to Consolidated Financial Statements.

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 87.3%, 12.2% and 0.5%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at April 30, 2021 were $10,621,241 or 0.3% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

53

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

54

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or commodity and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes

55

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 10. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Q  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

R  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption

56

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

U  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

V  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

W  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio and Subsidiary entered into new investment advisory agreements (the “New Agreements”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreements (and the Portfolio’s and Subsidiary’s investment advisory agreements with BMR in effect prior to March 1, 2021), the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.000% of its respective average daily net assets up to $500 million, 0.950% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.900% from $2.5 billion but less than $5 billion and 0.880% on average daily net assets of $5 billion and over, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its

57

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $14,300,148 or 0.94% (annualized) of the Portfolio’s consolidated average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the six months ended April 30, 2021, BMR reimbursed the Portfolio $7,560 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and securities sold short, for the six months ended April 30, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$805,986,452	$931,968,036

U.S. Government and Agency Securities	—	—

	$805,986,452	$931,968,036

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,879,949,248

Gross unrealized appreciation	$135,426,536

Gross unrealized depreciation	(220,567,993)

Net unrealized depreciation	$(85,141,457)

5  Restricted Securities

At April 30, 2021, the Portfolio owned the following securities (representing 0.3% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Mt. Logan Re Ltd., Series A-1	12/30/20	8,600	$8,600,000	$8,335,635

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

58

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Consolidated Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio investsts in commodities-linked derivative instruments, including commodity futures contracts, forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: The Portfolio enters into equity index futures contracts and total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options, cross-currency swaps and total return swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and option contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $41,620,339. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $26,938,662 at April 30, 2021.

The OTC derivatives in which the Portfolio invests (except for written options as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 10) at April 30, 2021. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

59

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Equity Price		Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$—		$981,851	$7,155,199	$8,137,050

Not applicable	1,229,308 *	36,911,123 *	1,979,978	*	11,621,550 *	34,508,102 *	86,250,061

Receivable for open forward foreign currency exchange contracts	—	—	—		20,858,540	—	20,858,540

Receivable/Payable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	—	49,050,410	643,729		74,718	9,310,379	59,079,236

Receivable for open non-deliverable bond forward contracts	—	—	—		—	628,938	628,938

Total Asset Derivatives	$1,229,308	$85,961,533	$2,623,707		$33,536,659	$51,602,618	$174,953,825

Derivatives not subject to master netting or similar agreements	$1,229,308	$36,911,123	$1,979,978		$11,621,550	$34,508,102	$86,250,061

Total Asset Derivatives subject to master netting or similar agreements	$—	$49,050,410	$643,729		$21,915,109	$17,094,516	$88,703,764

	Commodity	Credit	Equity Price		Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$—	$—		$(538,402)	$—	$(538,402)

Not applicable	—	(10,010,189)*	(34,622	)*	(29,556,158)*	(29,885,691)*	(69,486,660)

Payable for open forward foreign currency exchange contracts	—	—	—		(37,823,327)	—	(37,823,327)

Payable/Receivable for open swap contracts; Upfront payments/receipts on open non-centrally cleared swap contracts	(1,910,998)	(362,400)	—		—	—	(2,273,398)

Payable for open non-deliverable bond forward contracts	—	—	—		—	(985,212)	(985,212)

Total Liability Derivatives	$(1,910,998)	$(10,372,589)	$(34,622)		$(67,917,887)	$(30,870,903)	$(111,106,999)

Derivatives not subject to master netting or similar agreements	$—	$(10,010,189)	$(34,622)		$(29,556,158)	$(29,885,691)	$(69,486,660)

Total Liability Derivatives subject to master netting or similar agreements	$(1,910,998)	$(362,400)	$—		$(38,361,729)	$(985,212)	$(41,620,339)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts and centrally cleared derivatives, as applicable.

60

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$14,866,421	$(5,101,683)	$(4,287,851)	$—	$5,476,887	$—

Barclays Bank PLC	1,398,958	(663,435)	—	(735,523)	—	870,000

BNP Paribas	915,650	(915,650)	—	—	—	—

Citibank, N.A.	3,409,374	(3,409,374)	—	—	—	—

Credit Agricole Corporate and Investment Bank	327,684	(327,684)	—	—	—	—

Deutsche Bank AG	52,659	—	—	—	52,659	—

Goldman Sachs International	51,388,023	(2,075,646)	(49,312,377)	—	—	—

HSBC Bank USA, N.A.	911,236	(557,700)	(123,437)	—	230,099	—

ICBC Standard Bank plc	228,310	(228,310)	—	—	—	—

JPMorgan Chase Bank, N.A.	1,652,730	(1,652,730)	—	—	—	74,000

Standard Chartered Bank	10,672,165	(10,672,165)	—	—	—	—

State Street Bank and Trust Company	1,393	—	—	—	1,393	—

The Bank of Nova Scotia	2,596,315	—	—	(2,190,000)	406,315	2,190,000

UBS AG	282,846	(282,846)	—	—	—	—

	$88,703,764	$(25,887,223)	$(53,723,665)	$(2,925,523)	$6,167,353	$3,134,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(5,101,683)	$5,101,683	$—	$—	$—	$—

Barclays Bank PLC	(663,435)	663,435	—	—	—	—

BNP Paribas	(5,402,414)	915,650	4,486,764	—	—	—

Citibank, N.A.	(8,955,898)	3,409,374	5,546,524	—	—	3,132,700

Credit Agricole Corporate and Investment Bank	(649,714)	327,684	322,030	—	—	—

Goldman Sachs International	(2,075,646)	2,075,646	—	—	—	—

HSBC Bank USA, N.A.	(557,700)	557,700	—	—	—	—

ICBC Standard Bank plc	(1,537,973)	228,310	1,309,663	—	—	—

JPMorgan Chase Bank, N.A.	(1,727,920)	1,652,730	—	—	(75,190)	—

Nomura International PLC	(143,744)	—	143,744	—	—	—

Standard Chartered Bank	(14,402,489)	10,672,165	3,730,324	—	—	—

UBS AG	(401,723)	282,846	118,877	—	—	—

	$(41,620,339)	$25,887,223	$15,657,926	$—	$(75,190)	$3,132,700

Total — Deposits for derivatives collateral — OTC derivatives						$6,266,700

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

61

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Futures contracts	$(4,941,021)	$—	$5,223,127	$—	$15,666,722	$15,948,828

Swap contracts	9,728,290	(46,619,682)	5,344,928	1,047,973	(5,746,243)	(36,244,734)

Forward commodity contracts	(6,748,362)	—	—	—	—	(6,748,362)

Forward foreign currency exchange contracts	—	—	—	(26,868,927)	—	(26,868,927)

Non-deliverable bond forward contracts	—	—	—	—	(3,416,647)	(3,416,647)

Total	$(1,961,093)	$(46,619,682)	$10,568,055	$(25,820,954)	$6,503,832	$(57,329,842)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$—	$(1,937,281)	$(1,682,362)	$(3,619,643)

Written options	—	—	—	(27,976)	—	(27,976)

Futures contracts	170,421	—	3,072,215	—	4,340,618	7,583,254

Swap contracts	(6,945,042)	(9,169,237)	877,977	395,458	43,750,324	28,909,480

Forward commodity contracts	4,537,148	—	—	—	—	4,537,148

Forward foreign currency exchange contracts	—	—	—	(37,732,771)	—	(37,732,771)

Non-deliverable bond forward contracts	—	—	—	—	(356,274)	(356,274)

Total	$(2,237,473)	$(9,169,237)	$3,950,192	$(39,302,570)	$46,052,306	$(706,782)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts

$279,101,000	$361,355,000	$56,070,000	$8,966,690,000	$91,480,000

Purchased Swaptions	Purchased Call Options	Swap Contracts

$142,657,000	$1,213,286,000	$6,222,540,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately $132,000,000 and $19,873,000, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee

62

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

8  Reverse Repurchase Agreements

There were no reverse repurchase agreements outstanding as of April 30, 2021. For the six months ended April 30, 2021, the average borrowings under settled reverse repurchase agreements and the average annual interest rate paid were approximately $78,832,000 and 1.72%, respectively.

9  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $222,115,672, which represents 7.3% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$316,280,512	$1,114,807,702	$(1,208,972,542)	$—	$—	$222,115,672	$152,875	222,115,672

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Convertible Bonds	$—	$4,862,948		$—	$4,862,948

Foreign Corporate Bonds	—	170,829,691		18,853,236	189,682,927

Loan Participation Notes	—	—		55,314,005	55,314,005

Senior Floating-Rate Loans	—	—		861,778	861,778

Sovereign Government Bonds	—	1,831,944,279		—	1,831,944,279

Sovereign Loans	—	107,090,343		—	107,090,343

Collateralized Mortgage Obligations	—	7,267,491		—	7,267,491

U.S. Government Guaranteed Small Business Administration Loans	—	31,010,374		—	31,010,374

Common Stocks	26,453,317	128,628,129	*	—	155,081,446

Reinsurance Side Cars	—	—		15,224,055	15,224,055

Rights	—	0		—	0

63

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Asset Description	Level 1	Level 2	Level 3	Total

Short-Term Investments —

Sovereign Government Securities	$—	$71,793,122	$—	$71,793,122

Repurchase Agreements	—	54,934,782	—	54,934,782

U.S. Treasury Obligations	—	54,999,473	—	54,999,473

Other	—	222,115,672	—	222,115,672

Purchased Currency Options	—	981,851	—	981,851

Purchased Interest Rate Swaptions	—	2,063,455	—	2,063,455

Purchased Call Options	—	5,091,744	—	5,091,744

Total Investments	$26,453,317	$2,693,613,354	$90,253,074	$2,810,319,745

Forward Foreign Currency Exchange Contracts	$—	$32,480,090	$—	$32,480,090

Non-deliverable Bond Forward Contracts	—	628,938	—	628,938

Futures Contracts	7,590,812	903,782	—	8,494,594

Swap Contracts	—	125,213,153	—	125,213,153

Total	$34,044,129	$2,852,839,317	$90,253,074	$2,977,136,520

Liability Description

Securities Sold Short	$(16,706,586)	$(72,676,385)	$—	$(89,382,971)

Written Currency Options	—	(538,402)	—	(538,402)

Forward Foreign Currency Exchange Contracts	—	(67,379,485)	—	(67,379,485)

Non-deliverable Bond Forward Contracts	—	(985,212)	—	(985,212)

Futures Contracts	(84,446)	—	—	(84,446)

Swap Contracts	—	(42,119,454)	—	(42,119,454)

Total	$(16,791,032)	$(183,698,938)	$—	$(200,489,970)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Senior Floating- Rate Loans	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Reinsurance Side Cars*	Investments in Warrants	Total

Balance as of October 31, 2020	$1,381,786	$35,326,462	$52,169,729	$—	$0	$88,877,977

Realized gains (losses)	—	(407,981)	—	—	59,223	(348,758)

Change in net unrealized appreciation (depreciation)	—	3,894,405	(3,590,727)	(475,945)	—	(172,267)

Cost of purchases	—	—	6,891,424	15,700,000	—	22,591,424

Proceeds from sales, including return of capital	(520,008)	(19,843,090)	—	—	(59,223)	(20,422,321)

Accrued discount (premium)	—	(116,560)	(156,421)	—	—	(272,981)

Transfers to Level 3	—	—	—	—	—	—

Transfers from Level 3	—	—	—	—	—	—

Balance as of April 30, 2021	$861,778	$18,853,236	$55,314,005	$15,224,055	$—	$90,253,074

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2021	$—	$1,412,804	$(3,590,727)	$(475,945)	$—	$(2,653,868)

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

64

Global Macro Absolute Return Advantage Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of April 30, 2021:

Type of Investment	Fair Value as of April 30, 2021	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Senior Floating-Rate Loans	$861,778	Estimated Recovery Value	Estimated Recovery Value Percentage	33.05%	Increase

Foreign Corporate Bonds	18,853,236	Matrix Pricing	Credit Spread to Iceland Government Bond Yield	2.00%	Decrease

Loan Participation Notes	55,314,005	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	4.98%	Decrease

Included in foreign corporate bonds are securities valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

65

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Fund’s investment adviser and administrator (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Global Macro Absolute Return Advantage Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	200,362,851.989	653,710.819	2,109,306.345	0

Proposal 2	200,307,418.422	657,522.008	2,160,928.723	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Global Macro Absolute Return Advantage Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

98.041%	0.462%	1.498%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

66

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Global Macro Absolute Return Advantage Fund and Global Macro Absolute Return Advantage Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management	None

Global Macro Absolute Return Advantage Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

67

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

68

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the

69

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

70

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

71

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

72

Eaton Vance

Global Macro Absolute Return Advantage Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Global Macro Absolute Return Advantage Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Global Macro Absolute Return Advantage Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Global Macro Absolute Return Advantage Fund and Global Macro Absolute Return Advantage Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

73

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

74

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

75

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

76

Investment Adviser of Global Macro Absolute Return Advantage Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Global Macro Absolute Return Advantage Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7772    4.30.21

Eaton Vance

Global Small-Cap Equity Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Global Small-Cap Equity Fund

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Performance1,2

Portfolio Managers Aidan M. Farrell of Eaton Vance Advisers International Ltd.; Michael D. McLean, CFA and J. Griffith Noble, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	30.83%	51.77%	14.33%	10.05%
Class A with 5.75% Maximum Sales Charge	—	—	23.34	42.99	12.98	9.39
Class C at NAV	03/04/2002	03/04/2002	30.39	50.80	13.46	9.23
Class C with 1% Maximum Sales Charge	—	—	29.39	49.80	13.46	9.23
Class I at NAV	10/01/2009	03/04/2002	31.06	52.22	14.62	10.33

MSCI World Small Cap Index	—	—	40.81%	66.15%	13.96%	9.95%

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

Gross				1.83%	2.58%	1.58%
Net				1.35	2.10	1.10

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Fund Profile

Sector Allocation (% of net assets)4

Country Allocation (% of net assets)

Top 10 Holdings (% of net assets)4

Valvoline, Inc.	2.0%

National Vision Holdings, Inc.	1.5

ACI Worldwide, Inc.	1.3

Terminix Global Holdings, Inc.	1.3

Euronet Worldwide, Inc.	1.3

Performance Food Group Co.	1.3

Teleflex, Inc.	1.2

AZEK Co., Inc. (The)	1.2

CubeSmart	1.1

CMS Energy Corp.	1.1

Total	13.3%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

MSCI World Small Cap Index is an unmanaged index of small-cap equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Prior to August 7, 2015, the Fund’s investment adviser employed an investment objective and strategy of seeking to achieve long-term after-tax returns by investing in value stocks of small-cap companies. From August 7, 2015 until March 1, 2018, the Fund’s investment adviser employed an investment objective and strategy of seeking long-term, after-tax returns by investing in stocks of global small-cap companies. Effective March 1, 2018, the Fund changed its investment objective and strategy to no longer seek after-tax returns. Performance prior to March 1, 2018 reflects the Fund’s performance under its former investment objectives and policies.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

4

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,308.30	$7.73	**	1.35%
Class C	$1,000.00	$1,303.90	$12.00	**	2.10%
Class I	$1,000.00	$1,310.60	$6.30	**	1.10%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$6.76	**	1.35%
Class C	$1,000.00	$1,014.40	$10.49	**	2.10%
Class I	$1,000.00	$1,019.30	$5.51	**	1.10%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

5

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 102.0%
Security	Shares	Value

Australia — 2.0%

BlueScope Steel, Ltd.	4,642	$76,740

carsales.com, Ltd.	16,003	244,473

Northern Star Resources, Ltd.	13,425	107,862

OZ Minerals, Ltd.	3,191	58,217

Steadfast Group, Ltd.	39,684	127,315

Westgold Resources, Ltd.(1)	30,259	49,973

WiseTech Global, Ltd.	6,388	153,751

		$818,331

Austria — 0.6%

BAWAG Group AG(1)(2)	4,893	$263,941

		$263,941

Belgium — 0.4%

VGP NV	961	$167,744

		$167,744

Canada — 2.2%

ARC Resources, Ltd.	20,378	$128,155

CAE, Inc.	5,722	179,227

Granite Real Estate Investment Trust	2,480	158,769

Keyera Corp.	4,269	97,630

Killam Apartment Real Estate Investment Trust	9,947	153,274

Kirkland Lake Gold, Ltd.	2,476	91,998

Lundin Mining Corp.	4,582	55,357

Pan American Silver Corp.	2,077	66,037

		$930,447

China — 0.6%

China Meidong Auto Holdings, Ltd.	48,280	$240,754

		$240,754

Finland — 0.4%

Musti Group Oyj	4,612	$173,845

		$173,845

France — 0.2%

Rubis SCA	2,141	$100,504

		$100,504

Germany — 1.1%

Norma Group SE	6,368	$355,417

TeamViewer AG(1)(2)	2,556	121,493

		$476,910

Security	Shares	Value

Israel — 0.4%

Amot Investments, Ltd.	26,445	$172,431

		$172,431

Italy — 4.0%

Amplifon SpA(1)	6,465	$272,857

BFF Bank SpA(2)	40,123	359,247

DiaSorin SpA	1,357	230,469

FinecoBank Banca Fineco SpA(1)	8,062	138,665

Interpump Group SpA	5,811	309,319

MARR SpA(1)	9,002	201,267

Moncler SpA(1)	2,510	153,839

		$1,665,663

Japan — 9.8%

Asahi Co., Ltd.	8,975	$120,306

Chiba Bank, Ltd. (The)	11,285	70,567

en-japan, Inc.	5,600	169,867

FP Corp.	3,558	138,146

Fukuoka Financial Group, Inc.	3,866	65,938

Invesco Office J REIT, Inc.	1,587	292,766

Itochu Techno-Solutions Corp.	5,681	196,573

J. Front Retailing Co., Ltd.	20,045	191,396

K’s Holdings Corp.	11,934	162,807

Kewpie Corp.	5,344	126,502

Kose Corp.	1,238	186,363

Kuraray Co., Ltd.	14,047	152,694

Kyoritsu Maintenance Co., Ltd.	3,680	116,996

LaSalle Logiport REIT	95	154,170

Lion Corp.	5,357	100,514

Miura Co., Ltd.	3,130	164,198

Morinaga & Co., Ltd.	3,819	127,250

Nabtesco Corp.	4,032	181,438

Nohmi Bosai, Ltd.	9,655	182,435

Nomura Co., Ltd.	19,726	143,493

OSG Corp.	8,612	143,627

Penta-Ocean Construction Co., Ltd.	26,425	206,019

Sankyu, Inc.	3,346	142,842

Ship Healthcare Holdings, Inc.	8,254	216,320

Sumco Corp.	7,853	203,096

Yamaha Corp.	2,301	125,578

		$4,081,901

Luxembourg — 0.2%

APERAM S.A.	1,489	$77,067

		$77,067

6	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Netherlands — 2.5%

Aalberts NV	4,905	$264,997

BE Semiconductor Industries NV	3,174	256,349

Euronext NV(2)	2,190	220,277

IMCD NV	2,201	319,693

		$1,061,316

New Zealand — 0.5%

Fisher & Paykel Healthcare Corp., Ltd.	7,252	$186,905

		$186,905

Norway — 0.1%

TGS NOPEC Geophysical Co. ASA	2,724	$41,154

		$41,154

Spain — 0.4%

Inmobiliaria Colonial Socimi SA	15,685	$159,116

		$159,116

Sweden — 2.0%

AddTech AB, Class B	12,867	$224,313

Boliden AB	3,625	141,003

Bravida Holding AB(2)	16,384	243,092

Indutrade AB	8,333	217,622

		$826,030

Switzerland — 0.9%

Galenica AG(2)	3,066	$207,496

PolyPeptide Group AG(1)(2)	1,835	161,247

		$368,743

United Kingdom — 10.9%

Abcam PLC(1)	8,052	$169,919

Avast PLC(2)	21,328	140,707

Cairn Energy PLC	23,592	55,325

Capital & Counties Properties PLC(1)	82,928	208,006

Cranswick PLC	5,164	266,373

Dechra Pharmaceuticals PLC	5,889	328,029

Diploma PLC	7,776	307,845

First Derivatives PLC(1)	2,854	115,301

Games Workshop Group PLC	1,890	283,194

Greggs PLC(1)	8,606	280,806

Halma PLC	4,649	166,121

Howden Joinery Group PLC(1)	30,414	339,770

JTC PLC(2)	40,186	373,965

Security	Shares	Value

United Kingdom (continued)

Judges Scientific PLC	2,834	$225,190

Lancashire Holdings, Ltd.	21,984	215,528

Nomad Foods, Ltd.(1)	7,396	215,667

RWS Holdings PLC	42,901	406,951

St. James’s Place PLC	10,916	205,312

Volution Group PLC	43,236	248,707

		$4,552,716

United States — 62.8%

ACI Worldwide, Inc.(1)	14,470	$546,677

Addus HomeCare Corp.(1)	1,315	139,127

Agiliti, Inc.(1)	10,640	163,750

Alliant Energy Corp.	6,754	379,372

Allison Transmission Holdings, Inc.	6,768	280,669

Altair Engineering, Inc., Class A(1)	2,119	137,735

Amedisys, Inc.(1)	721	194,562

AMETEK, Inc.	1,117	150,717

Applied Industrial Technologies, Inc.	2,634	251,968

Apria, Inc.(1)	4,059	121,567

Autoliv, Inc.(1)	3,076	309,630

AZEK Co., Inc. (The)(1)	10,061	485,745

Balchem Corp.	2,128	270,660

Ball Corp.	3,076	288,037

Black Knight, Inc.(1)	2,599	188,220

Brunswick Corp.	2,304	246,827

Capri Holdings, Ltd.(1)	6,304	347,224

CarGurus, Inc.(1)	11,790	290,977

CBIZ, Inc.(1)	11,191	375,906

CDK Global, Inc.	5,484	293,888

Chemed Corp.	928	442,294

Choice Hotels International, Inc.	2,626	298,839

CMS Energy Corp.	6,963	448,348

Cohen & Steers, Inc.	3,583	243,716

Commerce Bancshares, Inc.	5,021	390,684

Community Bank System, Inc.	4,934	383,026

Cooper Cos., Inc. (The)	543	223,113

CubeSmart	10,816	457,949

Dana, Inc.	12,429	314,454

Deckers Outdoor Corp.(1)	556	188,039

Diamondback Energy, Inc.	3,216	262,844

Dorman Products, Inc.(1)	3,304	327,691

EastGroup Properties, Inc.	2,149	340,960

Envestnet, Inc.(1)	4,415	325,959

Envista Holdings Corp.(1)	8,209	355,285

Equity LifeStyle Properties, Inc.	4,380	303,972

Euronet Worldwide, Inc.(1)	3,771	540,875

7	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

United States (continued)

F5 Networks, Inc.(1)	2,016	$376,508

First Republic Bank	1,305	239,128

Five Below, Inc.(1)	1,165	234,480

Haemonetics Corp.(1)	3,754	252,494

Harley-Davidson, Inc.	3,592	173,745

Hayward Holdings, Inc.(1)	2,510	50,150

Herc Holdings, Inc.(1)	2,180	230,208

Herman Miller, Inc.	6,183	256,594

Hexcel Corp.(1)	3,958	223,271

ICU Medical, Inc.(1)	1,304	271,584

Independent Bank Group, Inc.	2,074	156,608

Inovalon Holdings, Inc., Class A(1)	4,308	130,145

Jazz Pharmaceuticals PLC(1)	1,640	269,616

Kirby Corp.(1)	3,228	205,624

Lamb Weston Holdings, Inc.	2,482	199,801

Landstar System, Inc.	1,478	254,630

LHC Group, Inc.(1)	1,988	414,041

Lithia Motors, Inc., Class A	427	164,130

Lydall, Inc.(1)	2,969	109,408

Mercury Systems, Inc.(1)	4,998	376,049

Middleby Corp.(1)	1,779	322,568

Mueller Water Products, Inc., Class A	19,328	277,550

National Instruments Corp.	6,873	284,611

National Retail Properties, Inc.	8,385	389,232

National Vision Holdings, Inc.(1)	12,013	605,575

nCino, Inc.(1)	1,986	129,865

Neurocrine Biosciences, Inc.(1)	1,064	100,537

Olo, Inc., Class A(1)	5,395	155,700

ONE Gas, Inc.	3,381	272,069

PDC Energy, Inc.(1)	4,225	154,255

Performance Food Group Co.(1)	9,157	537,516

Pinnacle Financial Partners, Inc.	4,416	387,018

R1 RCM, Inc.(1)	5,647	154,050

Rexford Industrial Realty, Inc.	5,212	289,527

RLI Corp.	1,999	222,809

Selective Insurance Group, Inc.	3,417	260,170

Silicon Laboratories, Inc.(1)	2,172	306,143

South State Corp.	4,826	406,928

Steven Madden, Ltd.	4,991	202,984

STORE Capital Corp.	9,651	345,409

Stride, Inc.(1)	5,742	164,393

Sunnova Energy International, Inc.(1)	2,811	99,284

Tandem Diabetes Care, Inc.(1)	1,688	155,127

Teleflex, Inc.	1,161	490,499

Tempur Sealy International, Inc.	9,163	349,477

Terminix Global Holdings, Inc.(1)	10,724	545,744

Security	Shares	Value

United States (continued)

Tradeweb Markets, Inc., Class A	3,570	$290,170

Trex Co., Inc.(1)	3,378	364,790

Valvoline, Inc.	26,110	819,854

Viad Corp.	3,656	152,309

Visteon Corp.(1)	1,606	195,627

W.R. Berkley Corp.	4,623	368,546

Woodward, Inc.	1,899	237,394

Wyndham Hotels & Resorts, Inc.	3,751	274,236

		$26,211,486

Total Common Stocks (identified cost $30,919,847)		$42,577,004

Rights — 0.1%
Security	Shares	Value

Euronext NV, Exp. 5/11/21(1)	2,190	$25,671

Total Rights (identified cost $0)		$25,671

Short-Term Investments — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(3)	352,172	$352,172

Total Short-Term Investments (identified cost $352,172)		$352,172

Total Investments — 102.9% (identified cost $31,272,019)		$42,954,847

Other Assets, Less Liabilities — (2.9)%		$(1,229,731)

Net Assets — 100.0%		$41,725,116

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $2,091,465 or 5.0% of the Fund’s net assets.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

8	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Industrials	22.4%	$9,349,027

Consumer Discretionary	16.4	6,842,766

Health Care	13.5	5,651,033

Financials	12.9	5,389,558

Information Technology	11.6	4,822,007

Real Estate	8.6	3,593,325

Materials	5.7	2,393,645

Consumer Staples	4.7	1,961,253

Utilities	3.1	1,299,577

Energy	1.8	739,363

Communication Services	1.3	535,450

Rights	0.1	25,671

Short-Term Investments	0.8	352,172

Total Investments	102.9%	$42,954,847

9	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $30,919,847)	$42,602,675

Affiliated investment, at value (identified cost, $352,172)	352,172

Foreign currency, at value (identified cost, $1,231)	1,219

Dividends receivable	63,511

Dividends receivable from affiliated investment	21

Receivable for investments sold	226,907

Receivable for Fund shares sold	48,803

Tax reclaims receivable	16,009

Receivable from affiliate	50,710

Total assets	$43,362,027

Liabilities

Payable for investments purchased	$284,620

Payable for Fund shares redeemed	1,243,329

Payable to affiliates:

Investment adviser fee	26,139

Administration fee	5,228

Distribution and service fees	7,006

Trustees’ fees	203

Accrued expenses	70,386

Total liabilities	$1,636,911

Net Assets	$41,725,116

Sources of Net Assets

Paid-in capital	$26,344,093

Distributable earnings	15,381,023

Total	$41,725,116

Class A Shares

Net Assets	$27,201,222

Shares Outstanding	1,500,966

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$18.12

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$19.23

Class C Shares

Net Assets	$1,941,543

Shares Outstanding	144,826

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$13.41

Class I Shares

Net Assets	$12,582,351

Shares Outstanding	668,484

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$18.82

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends (net of foreign taxes, $11,117)	$234,980

Dividends from affiliated investment	202

Total investment income	$235,182

Expenses

Investment adviser fee	$144,884

Administration fee	28,977

Distribution and service fees

Class A	31,403

Class C	9,287

Trustees’ fees and expenses	1,247

Custodian fee	23,653

Transfer and dividend disbursing agent fees	23,534

Legal and accounting services	25,910

Printing and postage	8,478

Registration fees	24,868

Miscellaneous	6,988

Total expenses	$329,229

Deduct —

Allocation of expenses to affiliate	$75,726

Total expense reductions	$75,726

Net expenses	$253,503

Net investment loss	$(18,321)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$4,076,898

Foreign currency transactions	(28,505)

Net realized gain	$4,048,393

Change in unrealized appreciation (depreciation) —

Investments	$5,915,618

Foreign currency	365

Net change in unrealized appreciation (depreciation)	$5,915,983

Net realized and unrealized gain	$9,964,376

Net increase in net assets from operations	$9,946,055

11	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income (loss)	$(18,321)	$327

Net realized gain	4,048,393	525,351

Net change in unrealized appreciation (depreciation)	5,915,983	(164,271)

Net increase in net assets from operations	$9,946,055	$361,407

Distributions to shareholders —

Class A	$(250,535)	$(841,717)

Class C	(23,929)	(128,085)

Class I	(127,427)	(337,724)

Total distributions to shareholders	$(401,891)	$(1,307,526)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$813,678	$1,233,259

Class C	165,671	134,447

Class I	3,349,687	4,041,690

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	231,790	781,960

Class C	23,815	110,863

Class I	125,831	333,341

Cost of shares redeemed

Class A	(2,075,439)	(4,976,643)

Class C	(162,890)	(704,670)

Class I	(2,011,012)	(4,900,134)

Net asset value of shares converted

Class A	788,796	419,063

Class C	(788,796)	(419,063)

Net increase (decrease) in net assets from Fund share transactions	$461,131	$(3,945,887)

Net increase (decrease) in net assets	$10,005,295	$(4,892,006)

Net Assets

At beginning of period	$31,719,821	$36,611,827

At end of period	$41,725,116	$31,719,821

12	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019	2018		2017	2016

Net asset value — Beginning of period	$13.990		$14.050		$13.770	$14.010		$11.150	$16.530

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.011)		$—	(2)	$0.045	$0.001		$0.002	$0.102

Net realized and unrealized gain (loss)	4.305		0.438		1.384	0.128		2.858	(0.164)

Total income (loss) from operations	$4.294		$0.438		$1.429	$0.129		$2.860	$(0.062)

Less Distributions

From net investment income	$(0.005)		$(0.071)		$(0.030)	$(0.072)		$—	$—

From net realized gain	(0.159)		(0.427)		(1.119)	(0.297)		—	(5.318)

Total distributions	$(0.164)		$(0.498)		$(1.149)	$(0.369)		$—	$(5.318)

Net asset value — End of period	$18.120		$13.990		$14.050	$13.770		$14.010	$11.150

Total Return(3)(4)	30.83	%(5)	2.98%		12.20%	0.84%		25.65%	(0.46)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,201		$21,164		$24,111	$22,341		$13,815	$13,847

Ratios (as a percentage of average daily net assets):(6)

Expenses(4)	1.35	%(7)	1.35%		1.35%	1.36%		1.40%	1.41%

Net investment income (loss)	(0.14	)%(7)	0.00	%(8)	0.34%	0.01%		0.02%	0.92%

Portfolio Turnover of the Portfolio(9)	—		—		—	11	%(5)	59%	92%

Portfolio Turnover of the Fund	33	%(5)	51%		50%	41	%(5)(10)	—	—

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.39%, 0.48%, 0.58%, 0.62%, 0.80% and 0.77% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Annualized.

(8)	Amount is less than 0.005%.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018		2017	2016

Net asset value — Beginning of period	$10.420		$10.590	$10.690	$10.970		$8.790	$14.230

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.055)		$(0.076)	$(0.046)	$(0.087)		$(0.072)	$0.014

Net realized and unrealized gain (loss)	3.204		0.333	1.030	0.104		2.252	(0.136)

Total income (loss) from operations	$3.149		$0.257	$0.984	$0.017		$2.180	$(0.122)

Less Distributions

From net realized gain	$(0.159)		$(0.427)	$(1.084)	$(0.297)		$—	$(5.318)

Total distributions	$(0.159)		$(0.427)	$(1.084)	$(0.297)		$—	$(5.318)

Net asset value — End of period	$13.410		$10.420	$10.590	$10.690		$10.970	$8.790

Total Return(2)(3)	30.39	%(4)	2.25%	11.32%	0.06%		24.80%	(1.24)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,942		$2,202	$3,227	$8,988		$4,965	$4,717

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	2.10	%(6)	2.10%	2.10%	2.11%		2.15%	2.16%

Net investment income (loss)	(0.90	)%(6)	(0.75)%	(0.45)%	(0.76)%		(0.72)%	0.16%

Portfolio Turnover of the Portfolio(7)	—		—	—	11	%(4)	59%	92%

Portfolio Turnover of the Fund	33	%(4)	51%	50%	41	%(4)(8)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.39%, 0.48%, 0.58%, 0.62%, 0.80% and 0.77% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Annualized.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018		2017	2016

Net asset value — Beginning of period	$14.530		$14.580	$14.240	$14.480		$11.490	$16.840

Income (Loss) From Operations

Net investment income(1)	$0.011		$0.034	$0.079	$0.040		$0.036	$0.108

Net realized and unrealized gain (loss)	4.479		0.450	1.442	0.123		2.954	(0.140)

Total income (loss) from operations	$4.490		$0.484	$1.521	$0.163		$2.990	$(0.032)

Less Distributions

From net investment income	$(0.041)		$(0.107)	$(0.062)	$(0.106)		$—	$—

From net realized gain	(0.159)		(0.427)	(1.119)	(0.297)		—	(5.318)

Total distributions	$(0.200)		$(0.534)	$(1.181)	$(0.403)		$—	$(5.318)

Net asset value — End of period	$18.820		$14.530	$14.580	$14.240		$14.480	$11.490

Total Return(2)(3)	31.06	%(4)	3.18%	12.51%	1.05%		26.02%	(0.19)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,582		$8,354	$9,273	$9,078		$5,259	$3,138

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	1.10	%(6)	1.10%	1.10%	1.11%		1.15%	1.16%

Net investment income	0.12	%(6)	0.24%	0.57%	0.27%		0.27%	0.94%

Portfolio Turnover of the Portfolio(7)	—		—	—	11	%(4)	59%	92%

Portfolio Turnover of the Fund	33	%(4)	51%	50%	41	%(4)(8)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator of the Fund reimbursed certain operating expenses (equal to 0.39%, 0.48%, 0.58%, 0.62%, 0.80% and 0.77% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Annualized.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from January 22, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Tax-Managed Global Small-Cap Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on January 19, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Small-Cap Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.
2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$31,554,810

Gross unrealized appreciation	$12,135,528

Gross unrealized depreciation	(735,491)

Net unrealized appreciation	$11,400,037

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.750% of the Fund’s average daily net assets up to $500 million, 0.725% of $500 million but less than $1 billion, 0.700% of $1 billion but less than $2.5 billion, 0.680% of $2.5 billion but less than $5 billion and 0.665% on average daily net assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the investment adviser fee amounted to $144,884 or 0.75% (annualized) of the Fund’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In

17

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. EVAIL uses the portfolio management, research and other resources of its affiliate, Eaton Vance Global Advisors Limited (EVGA), in rendering investment advisory services to the Fund. EVGA has entered into a Memorandum of Understanding with EVAIL pursuant to which EVGA is considered a participating affiliate of the sub-adviser as that term is used in relief granted by the staff of the U.S. Securities and Exchange Commission allowing U.S. registered investment advisers to use portfolio management or research resources of unregistered advisory affiliates subject to the supervision of a U.S. registered adviser. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM, an affiliate of BMR and effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $28,977. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (related to ordinary operating expenses only) exceed 1.35%, 2.10% and 1.10% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $75,726 of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $4,584 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,933 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

During the six months ended April 30, 2021, BMR agreed to reimburse the Fund $29,384 for a net realized loss due to a trading error in the period, which is included in Receivable from affiliate on the Statement of Assets and Liabilities. Had the Fund not received the reimbursement, total return would have been lower by 0.09%, 0.08% and 0.10% for Class A, Class C and Class I, respectively.

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $31,403 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $6,965 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $2,322 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $13,544,800 and $12,616,532, respectively, for the six months ended April 30, 2021.

18

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	47,973	91,767

Issued to shareholders electing to receive payments of distributions in Fund shares	14,246	53,817

Redemptions	(124,552)	(383,238)

Converted from Class C shares	50,095	34,621

Net decrease	(12,238)	(203,033)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	12,402	13,138

Issued to shareholders electing to receive payments of distributions in Fund shares	1,973	10,180

Redemptions	(13,540)	(70,348)

Converted to Class A shares	(67,366)	(46,277)

Net decrease	(66,531)	(93,307)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	195,792	309,691

Issued to shareholders electing to receive payments of distributions in Fund shares	7,454	22,120

Redemptions	(109,530)	(393,157)

Net increase (decrease)	93,716	(61,346)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

19

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

9  Investments in Affiliated Funds

At April 30, 2021, the value of the Fund’s investment in affiliated funds was $352,172, which represents 0.8% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$112,053	$6,427,022	$(6,186,903)	$—	$—	$352,172	$202	352,172

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Asia/Pacific	$—	$5,327,891		$—	$5,327,891

Developed Europe	376,914	9,557,835		—	9,934,749

Developed Middle East	—	172,431		—	172,431

North America	27,141,933	—		—	27,141,933

Total Common Stocks	$27,518,847	$15,058,157	*	$—	$42,577,004

Rights	$25,671	$—		$—	$25,671

Short-Term Investments	—	352,172		—	352,172

Total Investments	$27,544,518	$15,410,329		$—	$42,954,847

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

11  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

20

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

21

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Global Small-Cap Equity Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Boston Management and Research to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as the Fund’s investment sub-adviser (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	1,142,084.147	28,248.779	89,227.181	0

Proposal 2	1,140,689.436	28,125.065	90,745.607	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on Proposal 1 and Proposal 2.

22

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Global Small-Cap Equity Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Global Small-Cap Equity Fund	Boston Management and Research	Eaton Vance Advisers International Ltd.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

23

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

24

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

25

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

26

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

27

Eaton Vance

Global Small-Cap Equity Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

28

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

29

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7721    4.30.21

Eaton Vance

Government Opportunities Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Government Opportunities Fund

Eaton Vance

Government Opportunities Fund

April 30, 2021

Performance1,2

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	08/24/1984	08/24/1984	0.54%	2.04%	1.80%	1.54%
Class A with 2.25% Maximum Sales Charge	—	—	–1.68	–0.23	1.34	1.31
Class C at NAV	11/01/1993	08/24/1984	0.17	1.28	1.04	0.78
Class C with 1% Maximum Sales Charge	—	—	–0.83	0.28	1.04	0.78
Class I at NAV	04/03/2009	08/24/1984	0.67	2.13	2.02	1.78
Class R at NAV	08/12/2005	08/24/1984	0.42	1.62	1.51	1.28

ICE BofA 1-3 Year U.S. Treasury Index	—	—	0.09%	0.24%	1.71%	1.25%
Bloomberg Barclays U.S. Intermediate Government Bond Index	—	—	–1.20	–1.11	2.15	2.21

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I	Class R

Gross			1.14%	1.89%	0.89%	1.39%
Net			1.08	1.83	0.83	1.33

Fund Profile

Asset Allocation (% of total investments)4

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Government Opportunities Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Bloomberg Barclays U.S. Intermediate Government Bond Index is an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2021, the Fund changed its primary benchmark to the ICE BofA 1-3 Year U.S. Treasury Index to align more closely with the Fund’s historical duration.

3

Eaton Vance

Government Opportunities Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,005.40	$5.22	**	1.05%
Class C	$1,000.00	$1,001.70	$8.93	**	1.80%
Class I	$1,000.00	$1,006.70	$3.98	**	0.80%
Class R	$1,000.00	$1,004.20	$6.46	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.26	**	1.05%
Class C	$1,000.00	$1,015.90	$9.00	**	1.80%
Class I	$1,000.00	$1,020.80	$4.01	**	0.80%
Class R	$1,000.00	$1,018.30	$6.51	**	1.30%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance

Government Opportunities Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Asset-Backed Securities — 3.4%
Security	Principal Amount (000’s omitted)	Value

Mello Warehouse Securitization Trust, Series 2020-2, Class F, 3.356%, (1 mo. USD LIBOR + 3.25%), 11/25/53(1)(2)	$5,500	$5,541,242

NewRez Warehouse Securitization Trust, Series 2021-1, Class E, (1 mo. USD LIBOR + 3.25%), 4/25/55(1)(3)	3,300	3,300,000

NRZ Excess Spread-Collateralized Notes, Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	479	477,261

PNMAC GMSR Issuer Trust:

Series 2018-GT1, Class A, 2.956%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	4,000	3,999,897

Series 2018-GT2, Class A, 2.756%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	430	428,535

Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class F, 4.61%, (1 mo. USD LIBOR + 4.50%), 2/25/55(1)(2)	2,000	2,000,749

Total Asset-Backed Securities (identified cost $15,756,527)		$15,747,684

Collateralized Mortgage Obligations — 47.6%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 30, Class I, 7.50%, 4/25/24	$18	$18,757

Series 1822, Class Z, 6.90%, 3/15/26	162	177,253

Series 1829, Class ZB, 6.50%, 3/15/26	31	33,067

Series 1896, Class Z, 6.00%, 9/15/26	63	68,035

Series 2075, Class PH, 6.50%, 8/15/28	39	43,504

Series 2091, Class ZC, 6.00%, 11/15/28	122	135,600

Series 2102, Class Z, 6.00%, 12/15/28	34	37,993

Series 2115, Class K, 6.00%, 1/15/29	288	316,427

Series 2142, Class Z, 6.50%, 4/15/29	80	90,814

Series 4039, Class ME, 2.00%, 12/15/40	155	156,142

Series 4107, Class SA, 2.506%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	964	931,812

Series 4107, Class SB, 2.506%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	479	463,229

Series 4107, Class SC, 2.506%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	1,150	1,110,824

Series 4107, Class SD, 2.506%, (2.57% - 1 mo. USD LIBOR x 0.57), 9/15/42(4)	859	829,737

Series 4204, Class AF, 1.115%, (1 mo. USD LIBOR + 1.00%), 5/15/43(2)	1,021	995,349

Series 4212, Class NS, 5.262%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(4)	763	769,685

Series 4259, Class UE, 2.50%, 5/15/43	912	926,464

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4337, Class YT, 3.50%, 4/15/49	$1,036	$1,036,254

Series 4623, Class SK, 3.489%, (3.57% - 1 mo. USD LIBOR x 0.71), 10/15/46(4)	706	689,222

Series 4631, Class KQ, 5.77%, (6.00% - 1 mo. USD LIBOR x 2.00), 10/15/46(4)	208	208,060

Series 4637, Class SK, 4.788%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(4)	110	111,453

Series 4639, Class KF, 1.415%, (1 mo. USD LIBOR + 1.30%), 12/15/44(2)	1,090	1,085,507

Series 4754, Class FJ, 1.115%, (1 mo. USD LIBOR + 1.00%), 4/15/44(2)	1,827	1,755,574

Series 4938, Class KZ, 2.50%, 12/25/49	611	522,732

Series 4980, Class ZP, 2.50%, 7/25/49	708	708,558

Series 4990, Class TZ, 2.50%, 7/25/50	965	966,918

Series 4992, Class KZ, 2.75%, 7/25/50	102	101,880

Series 4999, Class C, 2.00%, 6/25/50	799	790,995

Series 5000, Class ZP, 3.00%, 7/25/50	591	592,285

Series 5003, Class AZ, 2.50%, 8/25/50	1,151	1,154,310

Series 5003, Class BZ, 2.50%, 8/25/50	345	344,699

Series 5003, Class PZ, 2.50%, 8/25/50	405	405,665

Series 5007, Class PZ, 3.00%, 7/25/50	1,074	1,076,846

Series 5020, Class EZ, 2.00%, 10/25/50	1,646	1,578,482

Series 5020, Class TZ, 2.50%, 9/25/50	34	34,383

Series 5020, Class ZD, 2.00%, 10/25/50	387	386,278

Series 5020, Class ZP, 3.00%, 10/25/50	1,000	1,002,022

Series 5021, Class CZ, 2.00%, 10/25/50	1,718	1,679,851

Series 5021, Class NZ, 2.00%, 10/25/50	1,666	1,606,273

Series 5027, Class ZA, 3.50%, 10/25/50	278	278,319

Series 5028, Class AZ, 2.00%, 10/25/50	1,677	1,634,692

Series 5028, Class TZ, 2.00%, 10/25/50	1,747	1,671,931

Series 5028, Class ZT, 2.00%, 10/25/50	1,953	1,882,179

Series 5031, Class Z, 2.50%, 10/25/50	1,103	1,105,107

Series 5034, Class GZ, 2.50%, 11/25/50	1,074	1,075,046

Series 5034, Class KZ, 2.50%, 11/25/50	872	874,473

Series 5035, Class AZ, 2.00%, 11/25/50	2,520	2,422,894

Series 5035, Class ZK, 2.50%, 11/25/50	2,937	2,933,766

Series 5035, Class ZT, 2.00%, 10/25/50	1,964	1,898,094

Series 5036, Class ZA, 2.50%, 11/25/50	2,523	2,520,980

Series 5038, Class CZ, 2.00%, 11/25/50	111	109,920

Series 5039, Class ZJ, 2.00%, 11/25/50	768	740,256

Series 5040, Class TZ, 2.50%, 11/25/50	1,330	1,331,166

Series 5042, Class PZ, 2.00%, 11/25/50	6,820	6,612,196

Series 5051, Class BZ, 3.00%, 11/25/50	1,345	1,346,992

Series 5051, Class ZB, 3.00%, 12/25/50	1,573	1,574,819

Series 5058, Class ZH, 3.00%, 5/25/50	1,161	1,160,948

Series 5058, Class ZP, 3.00%, 9/25/50	1,057	1,059,864

5	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5063, Class ZL, 2.50%, 1/25/51	$328	$327,547

Series 5068, Class ZA, 3.00%, 11/25/50	73	73,288

Series 5071, Class CS, 3.29%, (3.30% - SOFR), 2/25/51(4)	1,961	1,829,657

Series 5072, Class ZU, 2.50%, 2/25/51	4,573	4,576,367

Series 5078, Class GZ, 3.00%, 2/25/51	1,025	1,027,738

Series 5080, Class KZ, 2.50%, 12/25/50	680	679,166

Series 5081, Class ZL, 3.00%, 3/25/51	960	963,700

Series 5083, Class ZW, 2.50%, 3/25/51	2,008	2,012,702

Series 5084, Class ZP, 2.50%, 3/25/51	4,167	4,168,588

Series 5090, Class PZ, 2.50%, 3/25/51	1,665	1,660,589

Series 5093, Class Z, 3.00%, 1/25/51	706	709,939

Series 5094, Class LZ, 3.00%, 4/25/51	276	276,378

Series 5094, Class PZ, 3.00%, 4/25/51	887	889,765

Series 5096, Class QZ, 3.00%, 4/25/51	1,516	1,520,481

Series 5101, Class EZ, 2.00%, 3/25/51	1,254	1,235,371

Interest Only:(5)

Series 362, Class C12, 4.00%, 12/15/47	3,688	619,084

Series 4676, Class DI, 4.00%, 7/15/44	1,092	28,647

Series 4693, Class EI, 3.50%, 8/15/42	1,176	14,746

Series 4700, Class WI, 3.50%, 1/15/44	429	3,536

Series 4749, Class IL, 4.00%, 12/15/47	1,687	236,394

Series 4756, Class KI, 4.00%, 1/15/48	1,891	263,346

Series 4767, Class IM, 4.00%, 5/15/45	983	26,377

Series 4768, Class IO, 4.00%, 3/15/48	1,352	190,506

Series 4772, Class PI, 4.00%, 1/15/48	2,004	279,173

Series 4791, Class JI, 4.00%, 5/15/48	2,823	377,913

Series 4966, Class SY, 5.944%, (6.05% - 1 mo. USD LIBOR), 4/25/50(4)	4,201	754,066

Series 5008, Class IE, 2.00%, 9/25/50	11,329	1,239,853

Series 5010, Class I, 2.00%, 9/25/50	4,537	495,311

Series 5010, Class IN, 2.00%, 9/25/50	4,806	550,130

Series 5010, Class NI, 2.00%, 9/25/50	3,738	418,054

Series 5016, Class UI, 2.00%, 9/25/50	3,669	401,572

Series 5017, Class DI, 2.00%, 9/25/50	6,421	702,750

Series 5022, Class AI, 2.00%, 10/25/50	4,730	528,153

Series 5024, Class CI, 2.00%, 10/25/50	10,587	1,239,805

Series 5025, Class GI, 2.00%, 10/25/50	1,505	163,398

Series 5028, Class TI, 2.00%, 10/25/50	1,851	180,956

Series 5038, Class DI, 2.00%, 11/25/50	9,670	1,135,812

Series 5051, Class S, 3.59%, (3.60% - SOFR), 12/25/50(4)	5,722	667,069

Principal Only:(6)

Series 246, Class PO, 0.00%, 5/15/37	2,083	2,006,454

Series 3435, Class PO, 0.00%, 4/15/38	1,957	1,773,195

Series 4239, Class OU, 0.00%, 7/15/43	524	372,425

		$93,796,582

Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.856%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$4,631		$4,702,240

Series 2020-HQA4, Class M2, 3.256%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	12,500		12,638,065

			$17,340,305

Federal National Mortgage Association:

Series G92-44, Class ZQ, 8.00%, 7/25/22	$0	(7)	$28

Series 1993-16, Class Z, 7.50%, 2/25/23	17		17,452

Series 1993-39, Class Z, 7.50%, 4/25/23	53		55,585

Series 1993-45, Class Z, 7.00%, 4/25/23	52		54,173

Series 1993-149, Class M, 7.00%, 8/25/23	26		27,854

Series 1993-178, Class PK, 6.50%, 9/25/23	57		59,600

Series 1994-40, Class Z, 6.50%, 3/25/24	72		76,528

Series 1994-42, Class K, 6.50%, 4/25/24	299		319,600

Series 1994-82, Class Z, 8.00%, 5/25/24	85		91,408

Series 2000-49, Class A, 8.00%, 3/18/27	126		139,762

Series 2001-81, Class HE, 6.50%, 1/25/32	305		353,105

Series 2002-1, Class G, 7.00%, 7/25/23	34		35,464

Series 2012-133, Class WS, 3.696%, (3.79% - 1 mo. USD LIBOR x 0.83), 12/25/42(4)	616		616,553

Series 2012-134, Class ZT, 2.00%, 12/25/42	2,024		1,946,223

Series 2013-6, Class TY, 1.50%, 2/25/43	795		742,727

Series 2013-52, Class MD, 1.25%, 6/25/43	1,425		1,401,660

Series 2013-58, Class KS, 5.766%, (5.93% - 1 mo. USD LIBOR x 1.50), 6/25/43(4)	70		69,301

Series 2013-58, Class SC, 5.841%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(4)	660		665,235

Series 2016-89, Class ZH, 3.00%, 12/25/46	329		328,964

Series 2018-18, Class QD, 4.50%, 5/25/45	956		971,004

Series 2019-44, Class MZ, 3.00%, 3/25/49	435		440,341

Series 2020-36, Class ZN, 2.50%, 6/25/50	121		120,698

Series 2020-41, Class ZC, 3.00%, 6/25/50	23		23,013

Series 2020-45, Class HZ, 2.50%, 7/25/50	558		559,052

Series 2020-45, Class MA, 3.115%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(4)	483		482,220

Series 2020-45, Class NZ, 2.50%, 7/25/50	479		478,820

Series 2020-46, Class ZJ, 3.00%, 7/25/50	15		14,781

Series 2020-62, Class Z, 2.00%, 9/25/50	102		95,012

Series 2020-63, Class ZN, 3.00%, 9/25/50	1,073		1,074,887

Series 2020-64, Class PZ, 3.00%, 9/25/50	302		302,809

Series 2020-70, Class JZ, 2.50%, 10/25/50	466		465,813

Series 2020-73, Class HZ, 3.00%, 10/25/50	156		156,242

Series 2020-85, Class Z, 3.00%, 12/25/50	645		646,447

Series 2020-89, Class PZ, 2.50%, 12/25/50	895		894,924

Series 2021-3, Class ZH, 2.50%, 2/25/51	1,141		1,141,815

6	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2021-5, Class CZ, 3.00%, 2/25/51	$655	$654,634

Series 2021-5, Class PZ, 3.50%, 2/25/51	729	729,216

Series 2021-9, Class GZ, 3.00%, 3/25/51	1,356	1,358,907

Series 2021-14, Class GZ, 2.50%, 3/25/51	1,850	1,849,835

Series 2021-15, Class HZ, 3.00%, 4/25/51	2,058	2,063,566

Series 2021-21, Class KZ, 3.00%, 2/25/50	566	567,251

Interest Only:(5)

Series 2017-66, Class TI, 0.05%, (6.05% - 1 mo. USD LIBOR, 0.05% cap), 10/25/42(4)	23,712	64,754

Series 2018-21, Class IO, 3.00%, 4/25/48	4,936	462,429

Series 2019-1, Class SA, 5.294%, (5.40% - 1 mo. USD LIBOR), 2/25/49(4)	4,954	828,919

Series 2020-23, Class SP, 5.944%, (6.05% - 1 mo. USD LIBOR), 2/25/50(4)	4,557	801,945

Series 2020-45, Class HI, 2.50%, 7/25/50	5,001	612,517

Series 2020-45, Class IJ, 2.50%, 7/25/50	8,986	1,019,754

Series 2020-72, Class DI, 2.00%, 10/25/50	4,768	535,772

Series 2020-72, Class IA, 2.00%, 10/25/50	3,543	404,685

Series 2020-73, Class NI, 2.00%, 10/25/50	5,673	637,630

Series 2021-4, Class AI, 2.00%, 12/25/49	11,852	1,168,693

Series 2021-10, Class EI, 2.00%, 3/25/51	4,474	483,454

Principal Only:(6)

Series 379, Class 1, 0.00%, 5/25/37	1,393	1,266,753

Series 2014-9, Class DO, 0.00%, 2/25/43	697	541,654

Series 2014-17, Class PO, 0.00%, 4/25/44	1,842	1,574,091

		$32,495,559

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$131	$118,834

Series 2016-101, Class ZU, 3.00%, 7/20/46	113	113,000

Series 2016-168, Class JS, 4.335%, (4.46% – 1 mo. USD LIBOR x 1.12), 11/20/46(4)	999	1,002,813

Series 2017-137, Class AF, 0.616%, (1 mo. USD LIBOR + 0.50%), 9/20/47(2)	2,153	2,173,453

Series 2020-47, Class ZD, 3.00%, 4/20/50	1,165	1,168,545

Series 2020-21, Class LZ, 3.50%, 2/20/50	4	3,980

Series 2020-47, Class ZL, 3.50%, 4/20/50	679	681,420

Series 2020-61, Class CS, 2.50%, 5/20/50	385	385,711

Series 2020-61, Class ZA, 3.00%, 5/20/50	1,266	1,268,486

Series 2020-84, Class BZ, 2.50%, 6/20/50	2,822	2,836,905

Series 2020-85, Class CS, 2.50%, 6/20/50	575	576,573

Series 2020-123, Class PZ, 2.50%, 8/20/50	734	735,023

Series 2020-134, Class QY, 2.00%, 9/20/50	794	794,154

Series 2020-134, Class ZD, 2.00%, 9/20/50	3,622	3,517,847

Series 2020-140, Class KZ, 4.50%, 9/20/50	383	383,969

Series 2020-144, Class EZ, 2.50%, 9/20/50	1,609	1,611,046

Series 2020-153, Class TZ, 2.50%, 10/20/50	1,773	1,782,749

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2020-166, Class PZ, 3.00%, 11/20/50	$231	$230,871

Series 2021-1, Class ZD, 3.00%, 1/20/51	501	503,734

Series 2021-24, Class EZ, 2.50%, 1/20/51	1,964	1,960,355

Series 2021-25, Class JZ, 2.50%, 2/20/51	1,143	1,147,743

Series 2021-26, Class ZA, 2.50%, 2/20/51	4,184	4,174,961

Series 2021-26, Class ZB, 2.50%, 2/20/51	256	256,784

Series 2021-49, Class LZ, 3.00%, 2/20/51	1,114	1,115,540

Series 2021-55, Class Z, 3.00%, 3/20/51	2,002	2,007,588

Series 2021-57, Class JZ, 3.00%, 3/20/51	4,539	4,543,734

Series 2021-58, Class EZ, 3.00%, 7/20/50	10,000	10,040,783

Series 2021-67, Class CZ, 3.00%, 4/20/51	2,000	2,008,778

Series 2021-76, Class ZA, 3.00%, 8/20/50	6,687	6,704,744

Series 2021-77, Class CZ, 3.00%, 3/1/50(8)	4,000	4,005,952

Series 2021-86, Class GZ, 3.00%, 2/1/50(8)	1,000	1,001,792

Interest Only:(5)

Series 2013-66, Class IE, 0.05%, (6.75% - 1 mo. USD LIBOR, 0.05% cap), 7/20/42(4)	10,317	29,243

Series 2014-94, Class IC, 0.10%, (6.40% - 1 mo. USD LIBOR, 0.10% cap), 9/20/35(4)	16,026	68,543

Series 2014-100, Class VI, 0.15%, (6.60% - 1 mo. USD LIBOR, 0.15% cap), 5/20/40(4)	6,602	41,321

Series 2014-139, Class BI, 0.25%, (6.65% - 1 mo. USD LIBOR, 0.25% cap), 11/20/37(4)	7,645	62,732

Series 2018-127, Class SG, 6.134%, (6.25% - 1 mo. USD LIBOR), 9/20/48(4)	6,653	949,540

Series 2019-27, Class SA, 5.934%, (6.05% - 1 mo. USD LIBOR), 2/20/49(4)	6,119	1,138,924

Series 2019-38, Class SQ, 5.934%, (6.05% - 1 mo. USD LIBOR), 3/20/49(4)	5,262	922,113

Series 2019-43, Class BS, 5.934%, (6.05% - 1 mo. USD LIBOR), 4/20/49(4)	8,990	1,336,623

Series 2020-32, Class KI, 3.50%, 3/20/50	8,051	1,047,770

Series 2020-65, Class MI, 2.50%, 12/20/49	4,497	457,187

Series 2020-97, Class MI, 2.50%, 3/20/50	2,857	304,445

Series 2020-146, Class IQ, 2.00%, 10/20/50	14,701	1,588,454

Series 2020-146, Class QI, 2.00%, 10/20/50	7,384	813,492

Series 2020-165, Class UI, 2.00%, 11/20/50	11,059	1,084,116

Series 2020-167, Class KI, 2.00%, 11/20/50	9,858	1,076,905

Series 2020-167, Class YI, 2.00%, 11/20/50	7,855	769,407

Series 2020-181, Class TI, 2.00%, 12/20/50	19,714	2,078,258

Series 2021-56, Class SD, 2.29%, (2.30% - SOFR), 9/20/50(4)	9,883	484,588

Series 2021-67, Class SA, 2.29%, (2.30% - SOFR), 10/20/50(4)	21,640	1,207,255

		$74,318,783

Total Collateralized Mortgage Obligations (identified cost $225,240,907)		$217,951,229

7	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

U.S. Government Agency Mortgage-Backed Securities — 44.7%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

2.50%, with various maturities to 2051	$7,589	$7,881,155

2.582%, (1 yr. CMT + 2.25%), with maturity at 2038(9)	717	755,488

2.69%, (1 yr. CMT + 2.23%), with maturity at 2036(9)	798	837,451

2.801%, (COF + 1.25%), with maturity at 2035(9)	1,492	1,532,572

2.844%, (COF + 1.25%), with maturity at 2034(9)	393	405,888

3.00%, with various maturities to 2050	3,425	3,606,531

3.50%, with maturity at 2050	2,241	2,393,052

4.50%, with maturity at 2035	970	1,067,144

5.50%, with maturity at 2032	79	87,968

6.00%, with maturity at 2033	85	99,755

6.50%, with various maturities to 2028	474	494,299

6.87%, with maturity at 2024	11	11,494

7.00%, with various maturities to 2025	285	296,705

7.09%, with maturity at 2023	40	41,660

7.25%, with maturity at 2022	3	2,860

7.31%, with maturity at 2027	6	6,791

7.50%, with various maturities to 2024	67	68,972

8.00%, with various maturities to 2026	38	39,635

8.50%, with various maturities to 2025	8	8,347

9.00%, with various maturities to 2027	7	7,972

9.50%, with various maturities to 2026	12	12,095

		$19,657,834

Federal National Mortgage Association:

1.658%, (COF + 1.25%), with various maturities to 2044(9)	$563	$570,042

1.70%, (COF + 1.25%), with maturity at 2035(9)	293	296,235

1.707%, (COF + 1.25%), with maturity at 2025(9)	149	150,332

1.71%, (COF + 1.25%), with various maturities to 2033(9)	583	590,712

2.335%, (1 yr. CMT + 2.11%), with maturity at 2040(9)	315	329,810

2.50%, 30-Year, TBA(10)	36,550	37,794,209

2.50%, with various maturities to 2051	28,285	29,372,299

2.614%, (COF + 1.25%), with maturity at 2036(9)	276	284,854

2.89%, (COF + 2.39%), with maturity at 2027(9)	206	209,215

3.00%, 30-Year, TBA(10)	10,000	10,467,195

3.00%, with various maturities to 2050	12,497	13,118,764

3.014%, (COF + 1.25%), with maturity at 2036(9)	196	203,789

3.312%, (COF + 1.25%), with maturity at 2034(9)	655	683,554

3.366%, (COF + 1.25%), with maturity at 2035(9)	594	611,561

3.50%, with various maturities to 2050	3,924	4,199,361

3.569%, (COF + 1.80%), with maturity at 2036(9)	3,670	3,868,051

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

3.663%, (COF + 1.74%), with maturity at 2035(9)	$811	$857,297

3.678%, (COF + 1.25%), with maturity at 2034(9)	467	479,061

3.957%, (COF + 1.25%), with maturity at 2036(9)	55	58,322

4.307%, (COF + 1.87%), with maturity at 2034(9)	1,094	1,136,475

4.50%, with various maturities to 2049	5,354	5,826,822

5.00%, with maturity at 2027	44	48,505

5.50%, with maturity at 2030	87	96,214

6.00%, with various maturities to 2032	309	344,993

6.426%, with maturity at 2025(11)	33	35,794

7.00%, with various maturities to 2024	179	187,442

7.50%, with maturity at 2026	15	16,367

7.875%, with maturity at 2021	1	1,260

8.019%, with maturity at 2030(11)	2	2,279

8.25%, with maturity at 2025	13	13,380

8.50%, with maturity at 2037	157	179,637

9.00%, with various maturities to 2026	22	24,770

9.50%, with various maturities to 2030	10	10,726

		$112,069,327

Government National Mortgage Association:

2.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(9)	$139	$143,348

2.50%, with various maturities to 2051	64,127	66,751,969

3.50%, with maturity at 2050	1,241	1,340,055

4.00%, with various maturities to 2049	2,843	3,049,393

4.50%, with various maturities to 2049	1,853	2,038,825

7.50%, with maturity at 2025	68	72,065

9.50%, with various maturities to 2025	5	5,732

		$73,401,387

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $204,542,978)		$205,128,548

U.S. Government Guaranteed Small Business Administration Pools & Loans — 1.0%(12)(13)
Security	Principal Amount (000’s omitted)	Value

0.16%, 7/15/37 to 5/15/42	$566	$3,382

0.23%, 4/15/37 to 12/15/37	1,476	11,967

0.41%, 6/15/42 to 7/15/42	222	3,625

0.48%, 3/15/37 to 12/15/37	2,807	47,637

0.66%, 7/15/42	53	1,413

0.73%, 3/15/37 to 10/15/42	2,165	57,690

0.91%, 5/15/42	644	23,451

0.98%, 9/15/37 to 11/15/37	3,143	110,947

8	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

1.23%, 8/15/37 to 12/15/37	$2,028	$89,864

1.86%, 9/15/42 to 1/15/43	9,922	757,070

1.89%, 11/15/42	1,465	114,791

2.11%, 10/15/42 to 12/15/42	3,922	343,914

2.36%, 9/15/42 to 1/15/43	11,890	1,169,919

2.61%, 1/15/43	3,538	389,994

2.86%, 11/15/42 to 2/15/43	8,586	1,037,274

3.11%, 12/15/42	2,882	379,724

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $5,823,550)		$4,542,662

Short-Term Investments — 15.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(14)	69,996,016	$69,996,016

Total Short-Term Investments (identified cost $69,996,016)		$69,996,016

Total Investments — 112.0% (identified cost $521,359,978)		$513,366,139

TBA Sale Commitments — (2.3)%

U.S. Government Agency Mortgage-Backed Securities — (2.3)%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association, 3.50%, 30-Year, TBA(10)	$(10,000)	$(10,628,905)

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $10,595,313)		$(10,628,905)

Total TBA Sale Commitments (identified cost $10,595,313)		$(10,628,905)

Other Assets, Less Liabilities — (9.7)%		$(44,444,006)

Net Assets — 100.0%		$458,293,228

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $33,087,989 or 7.2% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after April 30, 2021.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2021.

(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(7)	Principal amount is less than $500.

(8)	When-issued security.

(9)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at April 30, 2021.

(10)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(11)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(12)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(13)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

9	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 10-Year Treasury Note	(31)	Short	6/21/21	$(4,092,969)	$20,789

U.S. Long Treasury Bond	(96)	Short	6/21/21	(15,096,000)	(29,939)

					$(9,150)

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $451,363,962)	$443,370,123

Affiliated investment, at value (identified cost, $69,996,016)	69,996,016

Cash	76,511

Deposits for derivatives collateral — financial futures contracts	402,475

Deposits for forward purchase commitments	1,483,000

Interest receivable	1,552,528

Dividends receivable from affiliated investment	3,828

Receivable for investments sold	9,644,145

Receivable for TBA sale commitments	10,595,313

Receivable for Fund shares sold	3,080,083

Receivable from affiliate	13,628

Total assets	$540,217,650

Liabilities

Payable for investments purchased	$9,075,911

Payable for when-issued securities/forward purchase commitments	60,724,114

TBA sale commitments, at value (proceeds receivable, $10,595,313)	10,628,905

Payable for Fund shares redeemed	887,338

Payable for variation margin on open financial futures contracts	7,449

Distributions payable	56,389

Payable to affiliates:

Investment adviser fee	239,845

Distribution and service fees	69,571

Trustees’ fees	1,862

Accrued expenses	233,038

Total liabilities	$81,924,422

Net Assets	$458,293,228

Sources of Net Assets

Paid-in capital	$518,432,995

Accumulated loss	(60,139,767)

Total	$458,293,228

11	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited) — continued

Class A Shares	April 30, 2021

Net Assets	$177,037,837

Shares Outstanding	28,748,364

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.16

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$6.30

Class C Shares

Net Assets	$14,939,895

Shares Outstanding	2,429,851

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.15

Class I Shares

Net Assets	$212,841,892

Shares Outstanding	34,587,638

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.15

Class R Shares

Net Assets	$53,473,604

Shares Outstanding	8,717,514

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$6.13

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest	$7,715,624

Dividends from affiliated investment	26,330

Total investment income	$7,741,954

Expenses

Investment adviser fee	$1,437,069

Distribution and service fees

Class A	204,441

Class C	89,164

Class R	135,704

Trustees’ fees and expenses	11,057

Custodian fee	74,714

Transfer and dividend disbursing agent fees	185,848

Legal and accounting services	46,314

Printing and postage	22,810

Registration fees	43,624

Miscellaneous	12,546

Total expenses	$2,263,291

Deduct —

Allocation of expenses to affiliate	$65,438

Total expense reductions	$65,438

Net expenses	$2,197,853

Net investment income	$5,544,101

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(2,221,019)

Financial futures contracts	67,634

Net realized loss	$(2,153,385)

Change in unrealized appreciation (depreciation) —

Investments	$(917,427)

TBA sale commitments	(40,932)

Financial futures contracts	35,593

Net change in unrealized appreciation (depreciation)	$(922,766)

Net realized and unrealized loss	$(3,076,151)

Net increase in net assets from operations	$2,467,950

13	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$5,544,101	$4,160,442

Net realized gain (loss)	(2,153,385)	12,389,573

Net change in unrealized appreciation (depreciation)	(922,766)	(1,711,887)

Net increase in net assets from operations	$2,467,950	$14,838,128

Distributions to shareholders —

Class A	$(1,423,998)	$(3,638,138)

Class C	(89,454)	(502,022)

Class I	(2,063,273)	(3,695,541)

Class R	(406,473)	(867,375)

Total distributions to shareholders	$(3,983,198)	$(8,703,076)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$40,117,990	$37,232,098

Class C	1,246,374	12,038,956

Class I	80,006,470	203,993,333

Class R	14,546,076	43,039,559

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,272,428	3,217,915

Class C	86,766	459,432

Class I	1,853,511	3,006,308

Class R	406,392	849,161

Cost of shares redeemed

Class A	(28,978,537)	(30,322,293)

Class C	(4,681,241)	(11,097,844)

Class I	(82,149,091)	(114,017,258)

Class R	(16,931,936)	(17,569,064)

Net asset value of shares converted

Class A	6,631,399	6,836,183

Class C	(6,631,399)	(6,836,183)

Net increase in net assets from Fund share transactions	$6,795,202	$130,830,303

Net increase in net assets	$5,279,954	$136,965,355

Net Assets

At beginning of period	$453,013,274	$316,047,919

At end of period	$458,293,228	$453,013,274

14	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$6.180		$6.070		$6.100		$6.280		$6.430	$6.630

Income (Loss) From Operations

Net investment income(1)	$0.075		$0.073		$0.134		$0.142		$0.109	$0.105

Net realized and unrealized gain (loss)	(0.042)		0.191		0.029		(0.116)		(0.040)	(0.091)

Total income from operations	$0.033		$0.264		$0.163		$0.026		$0.069	$0.014

Less Distributions

From net investment income	$(0.053)		$(0.154)		$(0.193)		$(0.206)		$(0.219)	$(0.214)

Total distributions	$(0.053)		$(0.154)		$(0.193)		$(0.206)		$(0.219)	$(0.214)

Net asset value — End of period	$6.160		$6.180		$6.070		$6.100		$6.280	$6.430

Total Return(2)	0.54	%(3)(4)	4.40	%(4)	2.71%		0.42%		1.08%	0.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,038		$158,552		$138,956		$133,062		$157,117	$299,052

Ratios (as a percentage of average daily net assets):(7)

Expenses	1.05	%(4)(5)	1.11	%(4)(6)	1.26	%(6)	1.19%		1.19%	1.19%

Net investment income	2.44	%(5)	1.20%		2.21%		2.30%		1.72%	1.61%

Portfolio Turnover of the Portfolio(8)	—		—		—		62%		12%	15%

Portfolio Turnover of the Fund.	151	%(3)(10)	180	%(10)	90%		1	%(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the year ended October 31, 2020, respectively). Absent this reimbursement, total return would be lower.

(5)	Annualized.

(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(10)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$6.170		$6.060		$6.090		$6.270		$6.420	$6.620

Income (Loss) From Operations

Net investment income(1)	$0.052		$0.030		$0.090		$0.096		$0.062	$0.057

Net realized and unrealized gain (loss)	(0.042)		0.188		0.027		(0.117)		(0.041)	(0.092)

Total income (loss) from operations	$0.010		$0.218		$0.117		$(0.021)		$0.021	$(0.035)

Less Distributions

From net investment income	$(0.030)		$(0.108)		$(0.147)		$(0.159)		$(0.171)	$(0.165)

Total distributions	$(0.030)		$(0.108)		$(0.147)		$(0.159)		$(0.171)	$(0.165)

Net asset value — End of period	$6.150		$6.170		$6.060		$6.090		$6.270	$6.420

Total Return(2)	0.17	%(3)(4)	3.63	%(4)	1.95%		(0.33)%		0.32%	(0.54)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,940		$24,969		$29,940		$46,902		$62,647	$97,657

Ratios (as a percentage of average daily net assets):(7)

Expenses	1.80	%(4)(5)	1.86	%(4)(6)	1.99	%(6)	1.94%		1.94%	1.95%

Net investment income	1.71	%(5)	0.49%		1.47%		1.55%		0.97%	0.87%

Portfolio Turnover of the Portfolio(8)	—		—		—		62%		12%	15%

Portfolio Turnover of the Fund.	151	%(3)(10)	180	%(10)	90%		1	%(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the year ended October 31, 2020, respectively). Absent this reimbursement, total return would be lower.

(5)	Annualized.

(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(10)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$6.170		$6.060		$6.100		$6.280		$6.430	$6.620

Income (Loss) From Operations

Net investment income(1)	$0.083		$0.085		$0.149		$0.157		$0.125	$0.121

Net realized and unrealized gain (loss)	(0.042)		0.194		0.019		(0.116)		(0.041)	(0.081)

Total income from operations	$0.041		$0.279		$0.168		$0.041		$0.084	$0.040

Less Distributions

From net investment income	$(0.061)		$(0.169)		$(0.208)		$(0.221)		$(0.234)	$(0.230)

Total distributions	$(0.061)		$(0.169)		$(0.208)		$(0.221)		$(0.234)	$(0.230)

Net asset value — End of period	$6.150		$6.170		$6.060		$6.100		$6.280	$6.430

Total Return(2)	0.67	%(3)(4)	4.66	%(4)	2.80%		0.67%		1.32%	0.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$212,842		$213,869		$118,479		$96,457		$99,404	$93,592

Ratios (as a percentage of average daily net assets):(7)

Expenses	0.80	%(4)(5)	0.85	%(4)(6)	1.01	%(6)	0.94%		0.94%	0.94%

Net investment income	2.70	%(5)	1.39%		2.44%		2.54%		1.97%	1.86%

Portfolio Turnover of the Portfolio(8)	—		—		—		62%		12%	15%

Portfolio Turnover of the Fund.	151	%(3)(10)	180	%(10)	90%		1	%(9)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the year ended October 31, 2020, respectively). Absent this reimbursement, total return would be lower.

(5)	Annualized.

(6)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(10)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Financial Highlights — continued

	Class R

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017	2016

Net asset value — Beginning of period	$6.150		$6.040		$6.080		$6.260		$6.410	$6.600

Income (Loss) From Operations

Net investment income(1)	$0.067		$0.052		$0.118		$0.126		$0.092	$0.088

Net realized and unrealized gain (loss)	(0.041)		0.196		0.019		(0.117)		(0.041)	(0.081)

Total income from operations	$0.026		$0.248		$0.137		$0.009		$0.051	$0.007

Less Distributions

From net investment income	$(0.046)		$(0.138)		$(0.177)		$(0.189)		$(0.201)	$(0.197)

Total distributions	$(0.046)		$(0.138)		$(0.177)		$(0.189)		$(0.201)	$(0.197)

Net asset value — End of period	$6.130		$6.150		$6.040		$6.080		$6.260	$6.410

Total Return(2)	0.42	%(3)(4)	4.15	%(4)	2.46%		(0.00	)%(5)	0.81%	0.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,474		$55,623		$28,673		$26,376		$28,593	$30,908

Ratios (as a percentage of average daily net assets):(8)

Expenses	1.30	%(4)(6)	1.34	%(4)(7)	1.51	%(7)	1.44%		1.44%	1.44%

Net investment income	2.20	%(6)	0.85%		1.95%		2.04%		1.46%	1.36%

Portfolio Turnover of the Portfolio(9)	—		—		—		62%		12%	15%

Portfolio Turnover of the Fund.	151	%(3)(11)	180	%(11)	90%		1	%(10)	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser reimbursed certain operating expenses (equal to 0.03% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the year ended October 31, 2020, respectively). Absent this reimbursement, total return would be lower.

(5)	Less than (0.005)%.

(6)	Annualized.

(7)	Includes interest expense, including on reverse repurchase agreements, of 0.03% and 0.07% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(8)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(10)	For the period from October 8, 2018 through October 31, 2018 when the Fund was making investments directly in securities.

(11)	Includes the effect of To Be Announced (TBA) transactions.

References to Portfolio herein are to Government Obligations Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on October 5, 2018 and which had the same investment objective and policies as the Fund during such period.

18	See Notes to Financial Statements.

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Government Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high current return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

19

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery, when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

K  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

L  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

20

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

M  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $48,552,298 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $48,552,298 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$511,212,958

Gross unrealized appreciation	$5,726,839

Gross unrealized depreciation	(14,211,713)

Net unrealized depreciation	$(8,484,874)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Fund’s prior fee reduction agreements were incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million but less than $1 billion, 0.60% from $1 billion but less than $1.5 billion, 0.5625% from $1.5 billion but less than $2 billion, 0.50% from $2 billion but less than $2.5 billion and 0.4375% of average daily net assets of $2.5 billion or more, and is payable monthly. For the six months ended April 30, 2021, the Fund’s investment adviser fee amounted to $1,437,069 or 0.65% (annualized) of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $65,438 of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM, an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $17,265 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,300 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

21

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $204,441 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $66,873 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $67,852 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $22,291 and $67,852 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $2,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities, paydowns and TBA transactions, for the six months ended April 30, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$11,299,994	$2,976,855

U.S. Government and Agency Securities	660,444,283	691,123,610

	$671,744,277	$694,100,465

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	6,495,995	6,067,432

Issued to shareholders electing to receive payments of distributions in Fund shares	206,064	525,445

Redemptions	(4,689,360)	(4,956,555)

Converted from Class C shares	1,074,376	1,116,784

Net increase	3,087,075	2,753,106

22

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	202,054	1,962,030

Issued to shareholders electing to receive payments of distributions in Fund shares	14,074	75,246

Redemptions	(758,525)	(1,814,787)

Converted to Class A shares	(1,074,620)	(1,118,131)

Net decrease	(1,617,017)	(895,642)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	12,954,213	33,178,862

Issued to shareholders electing to receive payments of distributions in Fund shares	300,408	490,436

Redemptions	(13,308,241)	(18,570,563)

Net increase (decrease)	(53,620)	15,098,735

Class R	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	2,363,189	7,026,509

Issued to shareholders electing to receive payments of distributions in Fund shares	66,078	138,968

Redemptions	(2,749,973)	(2,873,086)

Net increase (decrease)	(320,706)	4,292,391

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$20,789	(1)	$(29,939	)(1)

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

23

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(131,882	)(1)	$—

Futures contracts	$67,634	(2)	$35,593	(3)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$1,369,000	$10,995,000

The average number of purchased options contracts outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was 143 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

10  Investments in Affiliated Funds

At April 30, 2021, the value of the Fund’s investment in affiliated funds was $69,996,016, which represents 15.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$30,202,236	$244,254,743	$(204,460,963)	$—	$—	$69,996,016	$26,330	69,996,016

24

Eaton Vance

Government Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

11 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$15,747,684	$—	$15,747,684

Collateralized Mortgage Obligations	—	217,951,229	—	217,951,229

U.S. Government Agency Mortgage-Backed Securities	—	205,128,548	—	205,128,548

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	4,542,662	—	4,542,662

Short-Term Investments	—	69,996,016	—	69,996,016

Total Investments	$—	$513,366,139	$—	$513,366,139

Futures Contracts	$20,789	$—	$—	$20,789

Total	$20,789	$513,366,139	$—	$513,386,928

Liability Description

Futures Contracts	$(29,939)	$—	$—	$(29,939)

TBA Sale Commitments	—	(10,628,905)	—	(10,628,905)

Total	$(29,939)	$(10,628,905)	$—	$(10,658,844)

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

25

Eaton Vance

Government Opportunities Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Government Opportunities Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Fund’s investment adviser (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

36,496,374.776	426,900.510	1,890,559.868	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

26

Eaton Vance

Government Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Government Opportunities Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Government Opportunities Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

27

Eaton Vance

Government Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

28

Eaton Vance

Government Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

29

Eaton Vance

Government Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

30

Eaton Vance

Government Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

31

Eaton Vance

Government Opportunities Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

32

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

33

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7692    4.30.21

Eaton Vance

High Income Opportunities Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

High Income Opportunities Fund

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Performance1,2

Portfolio Managers Kelley Baccei Gerrity, Stephen C. Concannon, CFA and Jeffrey D. Mueller

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	03/11/2004	08/19/1986	8.72%	19.24%	6.04%	5.96%
Class A with 4.75% Maximum Sales Charge	—	—	3.56	13.49	5.00	5.46
Class C at NAV	06/08/1994	08/19/1986	8.56	18.28	5.28	5.19
Class C with 1% Maximum Sales Charge	—	—	7.56	17.28	5.28	5.19
Class I at NAV	10/01/2009	08/19/1986	8.84	19.50	6.29	6.25

ICE BofA U.S. High Yield Index	—	—	8.12%	20.10%	7.33%	6.26%
ICE BofA U.S. High Yield Constrained Index	—	—	8.13	20.01	7.31	6.25

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

				0.93%	1.68%	0.68%

Fund Profile4

Credit Quality (% of bonds, loans and commercial mortgage-backed securities)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

ICE BofA U.S. High Yield Index is an unmanaged index of below- investment grade U.S. corporate bonds. ICE BofA U.S. High Yield Constrained Index is an unmanaged index of below-investment grade U.S. corporate bonds, with issuer exposure capped at 2%. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

3

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,087.20	$4.81	0.93%
Class C	$1,000.00	$1,085.60	$8.69	1.68%
Class I	$1,000.00	$1,088.40	$3.52	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.66	0.93%
Class C	$1,000.00	$1,016.50	$8.40	1.68%
Class I	$1,000.00	$1,021.40	$3.41	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in High Income Opportunities Portfolio, at value (identified cost, $670,459,586)	$718,123,628

Receivable for Fund shares sold	1,056,879

Total assets	$719,180,507

Liabilities

Payable for Fund shares redeemed	$5,033,089

Distributions payable	310,796

Payable to affiliates:

Distribution and service fees	75,045

Trustees’ fees	42

Accrued expenses	273,361

Total liabilities	$5,692,333

Net Assets	$713,488,174

Sources of Net Assets

Paid-in capital	$694,496,987

Distributable earnings	18,991,187

Total	$713,488,174

Class A Shares

Net Assets	$235,108,425

Shares Outstanding	52,663,427

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.46

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$4.68

Class C Shares

Net Assets	$32,472,704

Shares Outstanding	7,269,024

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$4.47

Class I Shares

Net Assets	$445,907,045

Shares Outstanding	99,762,617

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$4.47

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

5	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income allocated from Portfolio	$20,881,941

Dividends allocated from Portfolio (net of foreign taxes, $390)	382,961

Expenses allocated from Portfolio	(1,923,616)

Total investment income from Portfolio	$19,341,286

Expenses

Distribution and service fees

Class A	$292,226

Class C	170,570

Trustees’ fees and expenses	250

Custodian fee	25,323

Transfer and dividend disbursing agent fees	452,239

Legal and accounting services	23,944

Printing and postage	105,043

Registration fees	70,596

Miscellaneous	6,891

Total expenses	$1,147,082

Net investment income	$18,194,204

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$17,941,351

Foreign currency transactions	68,446

Forward foreign currency exchange contracts	(823,734)

Net realized gain	$17,186,063

Change in unrealized appreciation (depreciation) —

Investments	$32,982,477

Foreign currency	(2,767)

Forward foreign currency exchange contracts	(126,245)

Net change in unrealized appreciation (depreciation)	$32,853,465

Net realized and unrealized gain	$50,039,528

Net increase in net assets from operations	$68,233,732

6	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$18,194,204	$41,109,608

Net realized gain (loss)	17,186,063	(24,677,164)

Net change in unrealized appreciation (depreciation)	32,853,465	(8,875,665)

Net increase in net assets from operations	$68,233,732	$7,556,779

Distributions to shareholders —

Class A	$(6,143,324)	$(11,853,213)

Class C	(767,418)	(1,940,705)

Class I	(13,855,558)	(27,494,134)

Total distributions to shareholders	$(20,766,300)	$(41,288,052)

Tax return of capital to shareholders —

Class A	$—	$(1,799,209)

Class C	—	(289,715)

Class I	—	(4,264,493)

Total tax return of capital to shareholders	$—	$(6,353,417)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$15,650,591	$37,657,684

Class C	2,097,555	6,178,847

Class I	67,381,826	284,140,301

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	5,049,021	11,206,293

Class C	709,245	1,977,520

Class I	12,951,690	29,608,076

Cost of shares redeemed

Class A	(30,951,467)	(82,801,112)

Class C	(5,406,715)	(19,983,525)

Class I	(200,567,706)	(303,676,284)

Net asset value of shares converted

Class A	4,732,114	3,166,236

Class C	(4,732,114)	(3,166,236)

Net decrease in net assets from Fund share transactions	$(133,085,960)	$(35,692,200)

Net decrease in net assets	$(85,618,528)	$(75,776,890)

Net Assets

At beginning of period	$799,106,702	$874,883,592

At end of period	$713,488,174	$799,106,702

7	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$4.210		$4.400	$4.330	$4.560	$4.460	$4.400

Income (Loss) From Operations

Net investment income(1)	$0.101		$0.206	$0.227	$0.233	$0.239	$0.228

Net realized and unrealized gain (loss)	0.264		(0.157)	0.081	(0.225)	0.099	0.082

Total income from operations	$0.365		$0.049	$0.308	$0.008	$0.338	$0.310

Less Distributions

From net investment income	$(0.115)		$(0.207)	$(0.238)	$(0.238)	$(0.238)	$(0.250)

Tax return of capital	—		(0.032)	—	—	—	—

Total distributions	$(0.115)		$(0.239)	$(0.238)	$(0.238)	$(0.238)	$(0.250)

Net asset value — End of period	$4.460		$4.210	$4.400	$4.330	$4.560	$4.460

Total Return(2)	8.72	%(3)	1.26%	7.31%	0.17%	7.73%	7.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$235,108		$226,927	$269,795	$287,457	$375,201	$506,430

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.93	%(5)	0.93%	0.91%	0.87%	0.85%	0.86%

Net investment income	4.59	%(5)	4.87%	5.22%	5.24%	5.28%	5.23%

Portfolio Turnover of the Portfolio	38	%(3)	67%	32%	39%	42%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

8	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$4.210		$4.400	$4.330	$4.560	$4.460	$4.400

Income (Loss) From Operations

Net investment income(1)	$0.084		$0.174	$0.195	$0.200	$0.205	$0.195

Net realized and unrealized gain (loss)	0.274		(0.159)	0.080	(0.225)	0.099	0.081

Total income (loss) from operations	$0.358		$0.015	$0.275	$(0.025)	$0.304	$0.276

Less Distributions

From net investment income	$(0.098)		$(0.178)	$(0.205)	$(0.205)	$(0.204)	$(0.216)

Tax return of capital	—		(0.027)	—	—	—	—

Total distributions	$(0.098)		$(0.205)	$(0.205)	$(0.205)	$(0.204)	$(0.216)

Net asset value — End of period	$4.470		$4.210	$4.400	$4.330	$4.560	$4.460

Total Return(2)	8.56	%(3)	0.45%	6.49%	(0.58)%	6.94%	6.54%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,473		$37,680	$55,246	$95,312	$120,884	$136,908

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.68	%(5)	1.68%	1.67%	1.63%	1.60%	1.61%

Net investment income	3.84	%(5)	4.12%	4.50%	4.49%	4.52%	4.50%

Portfolio Turnover of the Portfolio	38	%(3)	67%	32%	39%	42%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$4.220		$4.410	$4.340	$4.570	$4.470	$4.410

Income (Loss) From Operations

Net investment income(1)	$0.106		$0.216	$0.238	$0.245	$0.250	$0.238

Net realized and unrealized gain (loss)	0.264		(0.156)	0.081	(0.226)	0.099	0.083

Total income from operations	$0.370		$0.060	$0.319	$0.019	$0.349	$0.321

Less Distributions

From net investment income	$(0.120)		$(0.217)	$(0.249)	$(0.249)	$(0.249)	$(0.261)

Tax return of capital	—		(0.033)	—	—	—	—

Total distributions	$(0.120)		$(0.250)	$(0.249)	$(0.249)	$(0.249)	$(0.261)

Net asset value — End of period	$4.470		$4.220	$4.410	$4.340	$4.570	$4.470

Total Return(2)	8.84	%(3)	1.52%	7.57%	0.42%	7.98%	7.62%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$445,907		$534,500	$549,842	$614,306	$825,887	$839,724

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.68	%(5)	0.68%	0.66%	0.62%	0.59%	0.61%

Net investment income	4.85	%(5)	5.10%	5.47%	5.49%	5.51%	5.45%

Portfolio Turnover of the Portfolio	38	%(3)	67%	32%	39%	42%	39%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (77.9% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

11

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $48,652,083 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $13,623,004 are short-term and $35,029,079 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its daily net assets that are not invested in other investment companies, and on its gross income that is not derived from other investment companies, for which EVM or its affiliates serve as investment adviser and receive an advisory fee at a per annum rate that is the same as that payable by the Portfolio. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. Effective March 1, 2021, the Fund entered into an investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. Pursuant to the agreement, EVM has delegated a portion of the investment management of the Fund to EVAIL. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $24,290 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,121 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $292,226 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $127,927 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $42,643 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends

12

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $15,433,218 and $167,587,332, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	3,545,320	8,915,015

Issued to shareholders electing to receive payments of distributions in Fund shares	1,141,726	2,662,729

Redemptions	(7,009,958)	(19,736,853)

Converted from Class C shares	1,086,874	768,273

Net decrease	(1,236,038)	(7,390,836)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	472,578	1,491,917

Issued to shareholders electing to receive payments of distributions in Fund shares	160,193	469,561

Redemptions	(1,220,975)	(4,797,319)

Converted to Class A shares	(1,086,644)	(768,173)

Net decrease	(1,674,848)	(3,604,014)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	15,228,418	68,713,272

Issued to shareholders electing to receive payments of distributions in Fund shares	2,924,596	7,024,290

Redemptions	(45,194,352)	(73,677,140)

Net increase (decrease)	(27,041,338)	2,060,422

13

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Commercial Mortgage-Backed Securities — 0.3%
Security	Principal Amount (000’s omitted)	Value

Commercial Mortgage-Backed Securities — 0.3%

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(2)	$3,190	$2,698,928

Total Commercial Mortgage-Backed Securities (identified cost $3,032,658)		$2,698,928

Common Stocks — 3.8%
Security	Shares	Value

Building Materials — 0.3%

AZEK Co., Inc. (The)(3)	62,458	$3,015,472

		$3,015,472

Chemicals — 0.3%

OCI NV(3)	125,000	$2,913,283

		$2,913,283

Consumer Products — 0.4%

HF Holdings, Inc.(3)(4)(5)	13,600	$776,832

Tempur Sealy International, Inc.	64,000	2,440,960

		$3,217,792

Diversified Financial Services — 0.5%

Arctos NorthStar Acquisition Corp.(3)(16)	50,000	$500,500

Noble Rock Acquisition Corp.(3)(16)	110,000	1,100,000

Northern Star Investment Corp. III(3)(16)	100,000	1,000,000

Northern Star Investment Corp. IV(3)(16)	100,000	998,000

Spartan Acquisition Corp. III(3)(16)	10,000	101,100

TCW Special Purpose Acquisition Corp.(3)(16)	75,000	748,500

		$4,448,100

Energy — 0.5%

Ascent CNR Corp., Class A(3)(4)(5)	6,273,462	$1,317,427

Extraction Oil & Gas, Inc.(3)	66,162	2,764,248

Extraction Oil & Gas, Inc.(3)(4)(5)	4,617	192,257

Nine Point Energy Holdings, Inc.(3)(4)(5)	31,737	0

		$4,273,932

Security	Shares	Value

Environmental — 0.2%

GFL Environmental, Inc.	65,500	$2,156,915

		$2,156,915

Gaming — 0.3%

Caesars Entertainment, Inc.(3)	30,000	$2,935,200

New Cotai Participation Corp., Class B(3)(4)(5)	7	0

		$2,935,200

Homebuilders & Real Estate — 0.3%

VICI Properties, Inc.	76,000	$2,409,200

		$2,409,200

Utility — 1.0%

FirstEnergy Corp.	60,000	$2,275,200

NextEra Energy Partners, L.P.	45,000	3,354,750

NRG Energy, Inc.	60,000	2,149,200

Vistra Corp.	100,000	1,687,000

		$9,466,150

Total Common Stocks (identified cost $33,866,972)		$34,836,044

Convertible Bonds — 0.4%
Security	Principal Amount (000’s omitted)	Value

Air Transportation — 0.1%

Air Transport Services Group, Inc., 1.125%, 10/15/24	$973	$1,038,677

		$1,038,677

Leisure — 0.1%

Royal Caribbean Cruises, Ltd., 4.25%, 6/15/23(1)	$277	$390,155

		$390,155

Technology — 0.2%

ams AG, 0.875%, 9/28/22(6)	$2,000	$1,914,790

		$1,914,790

Total Convertible Bonds (identified cost $3,096,232)		$3,343,622

14	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Convertible Preferred Stocks — 0.4%
Security	Shares	Value

Energy — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)(3)(4)(5)	591	$0

		$0

Environmental — 0.2%

GFL Environmental, Inc., 6.00%	26,767	$2,049,549

		$2,049,549

Healthcare — 0.2%

Becton Dickinson and Co., Series B, 6.00%	36,441	$2,012,637

		$2,012,637

Total Convertible Preferred Stocks (identified cost $3,846,213)		$4,062,186

Corporate Bonds — 87.0%
Security	Principal Amount* (000’s omitted)	Value

Aerospace — 3.0%

Bombardier, Inc.:

7.50%, 12/1/24(1)	467	$474,589

7.875%, 4/15/27(1)	2,439	2,435,951

BWX Technologies, Inc.:

4.125%, 6/30/28(1)	1,501	1,531,523

4.125%, 4/15/29(1)	1,016	1,045,210

5.375%, 7/15/26(1)	1,475	1,522,643

Howmet Aerospace, Inc., 6.875%, 5/1/25	1,637	1,900,966

Moog, Inc., 4.25%, 12/15/27(1)	1,596	1,643,896

Rolls-Royce PLC, 5.75%, 10/15/27(1)	3,736	4,013,884

Science Applications International Corp., 4.875%, 4/1/28(1)	597	617,462

TransDigm UK Holdings PLC, 6.875%, 5/15/26	1,585	1,671,184

TransDigm, Inc.:

4.625%, 1/15/29(1)	1,677	1,655,417

5.50%, 11/15/27	2,914	3,036,373

6.25%, 3/15/26(1)	4,436	4,702,160

7.50%, 3/15/27	1,705	1,828,732

		$28,079,990

Security		Principal Amount* (000’s omitted)	Value

Air Transportation — 1.0%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		2,780	$2,922,475

5.75%, 4/20/29(1)		2,780	2,982,245

Mileage Plus Holdings, LLC/Mileage Plus Intellectual Property Assets, Ltd., 6.50%, 6/20/27(1)		1,096	1,204,687

United Airlines, Inc.:

4.375%, 4/15/26(1)		1,156	1,201,049

4.625%, 4/15/29(1)		1,160	1,206,922

			$9,517,378

Automotive & Auto Parts — 4.9%

Clarios Global, L.P., 6.75%, 5/15/25(1)		725	$779,607

Clarios Global, L.P./Clarios US Finance Co.:

4.375%, 5/15/26(6)	EUR	2,308	2,871,910

8.50%, 5/15/27(1)		4,533	4,901,306

Ford Motor Co.:

4.75%, 1/15/43		2,651	2,677,311

7.45%, 7/16/31		2,017	2,598,360

8.50%, 4/21/23		3,198	3,585,757

9.00%, 4/22/25		2,226	2,721,285

9.625%, 4/22/30		1,866	2,619,407

Ford Motor Credit Co., LLC:

1.429%, (3 mo. USD LIBOR + 1.24%), 2/15/23(7)		539	535,009

1.463%, (3 mo. USD LIBOR + 1.27%), 3/28/22(7)		383	382,435

2.90%, 2/16/28		568	557,410

3.087%, 1/9/23		538	548,871

3.339%, 3/28/22		859	871,928

3.37%, 11/17/23		1,626	1,676,813

3.813%, 10/12/21		702	710,006

3.815%, 11/2/27		3,494	3,586,486

4.00%, 11/13/30		1,461	1,494,004

4.125%, 8/17/27		4,684	4,901,150

4.25%, 9/20/22		778	804,989

4.271%, 1/9/27		752	791,093

4.375%, 8/6/23		507	536,300

5.584%, 3/18/24		403	439,967

5.596%, 1/7/22		1,608	1,656,594

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		2,124	2,200,506

Wheel Pros, Inc., 6.50%, 5/15/29(1)(8)		761	763,937

			$45,212,441

Banking & Thrifts — 0.4%

JPMorgan Chase & Co.:

Series HH, 4.60% to 2/1/25(9)(10)		2,385	$2,462,513

Series S, 6.75% to 2/1/24(9)(10)		1,486	1,652,246

			$4,114,759

15	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Broadcasting — 3.0%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	3,345	$2,446,031

Entercom Media Corp., 6.75%, 3/31/29(1)	2,316	2,393,123

iHeartCommunications, Inc.:

6.375%, 5/1/26	171	182,042

8.375%, 5/1/27	1,621	1,741,857

Netflix, Inc.:

4.875%, 4/15/28	640	737,600

4.875%, 6/15/30(1)	1,236	1,435,496

5.875%, 2/15/25	2,155	2,494,412

5.875%, 11/15/28	4,030	4,908,540

Playtika Holding Corp., 4.25%, 3/15/29(1)	1,961	1,951,195

Scripps Escrow II, Inc., 5.375%, 1/15/31(1)	590	599,576

Sirius XM Radio, Inc.:

4.125%, 7/1/30(1)	3,608	3,612,510

5.00%, 8/1/27(1)	2,980	3,124,373

Townsquare Media, Inc., 6.875%, 2/1/26(1)	2,347	2,449,681

		$28,076,436

Building Materials — 0.9%

Builders FirstSource, Inc.:

5.00%, 3/1/30(1)	855	$909,656

6.75%, 6/1/27(1)	1,298	1,397,492

Masonite International Corp., 5.375%, 2/1/28(1)	1,059	1,118,585

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)	2,367	2,511,789

Standard Industries, Inc.:

4.375%, 7/15/30(1)	1,831	1,837,866

5.00%, 2/15/27(1)	690	712,425

		$8,487,813

Cable & Satellite TV — 3.9%

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.50%, 8/15/30(1)	5,232	$5,329,524

4.50%, 5/1/32(1)	3,000	3,033,750

4.75%, 3/1/30(1)	3,055	3,192,475

5.00%, 2/1/28(1)	1,895	1,982,644

5.375%, 6/1/29(1)	868	943,525

CSC Holdings, LLC:

3.375%, 2/15/31(1)	1,435	1,347,465

5.25%, 6/1/24	385	417,554

5.50%, 5/15/26(1)	4,205	4,329,678

5.75%, 1/15/30(1)	4,431	4,716,246

6.50%, 2/1/29(1)	201	222,456

7.50%, 4/1/28(1)	1,273	1,405,036

Security		Principal Amount* (000’s omitted)	Value

Cable & Satellite TV (continued)

Virgin Media Finance PLC, 5.00%, 7/15/30(1)		1,445	$1,442,587

Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)		1,446	1,502,191

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(6)	GBP	1,340	1,903,811

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		600	608,814

Ziggo B.V.:

4.875%, 1/15/30(1)		1,562	1,607,282

5.50%, 1/15/27(1)		2,167	2,257,830

			$36,242,868

Capital Goods — 0.2%

Patrick Industries, Inc., 4.75%, 5/1/29(1)		1,710	$1,717,054

			$1,717,054

Chemicals — 1.6%

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		1,572	$1,696,487

Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)(8)		761	761,000

NOVA Chemicals Corp., 4.25%, 5/15/29(1)(8)		1,132	1,123,510

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		3,061	3,153,259

OCI N.V., 5.25%, 11/1/24(1)		663	690,120

SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)		1,290	1,270,650

SPCM S.A., 4.875%, 9/15/25(1)		1,185	1,216,497

Valvoline, Inc.:

3.625%, 6/15/31(1)		1,154	1,129,477

4.25%, 2/15/30(1)		1,326	1,360,794

W.R. Grace & Co., 4.875%, 6/15/27(1)		1,829	1,909,019

			$14,310,813

Consumer Products — 0.7%

Central Garden & Pet Co., 5.125%, 2/1/28		1,851	$1,968,649

Edgewell Personal Care Co., 5.50%, 6/1/28(1)		1,554	1,653,067

Energizer Holdings, Inc., 4.375%, 3/31/29(1)		1,097	1,090,210

Spectrum Brands, Inc.:

5.00%, 10/1/29(1)		712	754,720

5.50%, 7/15/30(1)		1,094	1,182,204

			$6,648,850

Containers — 0.3%

ARD Finance S.A., 5.00%, (5.00% cash or 5.75% PIK), 6/30/27(6)(11)	EUR	1,100	$1,355,819

16	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Containers (continued)

Crown Americas, LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/26	1,415	$1,525,165

		$2,880,984

Diversified Financial Services — 1.5%

Ally Financial, Inc., Series B, 4.70% to 5/15/26(9)(10)	2,025	$2,057,805

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)	2,100	2,153,004

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27	2,726	2,783,928

6.25%, 5/15/26	2,993	3,160,009

MSCI, Inc., 3.625%, 9/1/30(1)	867	882,714

PRA Group, Inc., 7.375%, 9/1/25(1)	2,428	2,605,548

		$13,643,008

Diversified Media — 1.8%

Arches Buyer, Inc., 4.25%, 6/1/28(1)	1,702	$1,700,204

Cars.com, Inc., 6.375%, 11/1/28(1)	1,433	1,499,090

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)	2,025	2,087,836

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24	1,740	1,819,579

National CineMedia, LLC:

5.75%, 8/15/26	1,660	1,450,110

5.875%, 4/15/28(1)	2,260	2,166,018

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)	3,172	3,449,550

Urban One, Inc., 7.375%, 2/1/28(1)	2,601	2,695,741

		$16,868,128

Energy — 12.4%

Aethon III BR, LLC, 9.00%, (1 mo. USD LIBOR + 7.50%, Floor 1.50%), 10/1/25(4)(7)	3,437	$3,415,691

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)	1,160	1,234,675

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.75%, 3/1/27(1)	2,542	2,573,775

7.875%, 5/15/26(1)	1,283	1,400,074

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)	1,272	1,331,524

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	2,731	2,577,354

Cheniere Energy Partners, L.P.:

4.00%, 3/1/31(1)	1,552	1,581,100

4.50%, 10/1/29	1,896	1,982,325

5.625%, 10/1/26	2,670	2,786,812

Cheniere Energy, Inc., 4.625%, 10/15/28(1)	1,741	1,817,430

CNX Resources Corp., 6.00%, 1/15/29(1)	1,896	2,028,350

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Colgate Energy Partners III, LLC, 7.75%, 2/15/26(1)	1,970	$1,996,546

Continental Resources, Inc.:

4.375%, 1/15/28	867	944,852

4.90%, 6/1/44	73	76,716

5.75%, 1/15/31(1)	2,140	2,485,150

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(1)	1,975	2,024,938

5.625%, 10/15/25(1)	2,960	3,067,300

CVR Energy, Inc., 5.75%, 2/15/28(1)	4,038	4,098,570

Endeavor Energy Resources, L.P./EER Finance, Inc.:

5.50%, 1/30/26(1)	669	694,532

5.75%, 1/30/28(1)	1,055	1,127,537

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)	1,234	1,227,873

4.75%, 1/15/31(1)	1,234	1,223,135

6.00%, 7/1/25(1)	1,116	1,220,625

6.50%, 7/1/27(1)	1,121	1,239,248

EQT Corp.:

5.00%, 1/15/29	489	535,318

7.625%, 2/1/25	614	707,635

8.50%, 2/1/30	900	1,152,000

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27	1,551	1,599,849

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	3,313	2,882,310

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(1)	994	1,013,736

6.00%, 2/1/31(1)	794	819,829

Laredo Petroleum, Inc.:

9.50%, 1/15/25	694	715,795

10.125%, 1/15/28	1,045	1,077,620

Matador Resources Co., 5.875%, 9/15/26	2,097	2,094,379

MEG Energy Corp.:

5.875%, 2/1/29(1)	1,017	1,043,747

7.125%, 2/1/27(1)	2,227	2,380,730

Nabors Industries, Ltd.:

7.25%, 1/15/26(1)	1,037	914,504

7.50%, 1/15/28(1)	1,118	976,154

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	4,311	4,382,131

New Fortress Energy, Inc., 6.50%, 9/30/26(1)	3,289	3,360,618

Nine Energy Service, Inc., 8.75%, 11/1/23(1)	1,057	440,637

Occidental Petroleum Corp.:

2.90%, 8/15/24	147	146,816

3.40%, 4/15/26	718	710,956

3.45%, 7/15/24	370	370,925

17	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Occidental Petroleum Corp.: (continued)

3.50%, 8/15/29	897	$857,756

4.20%, 3/15/48	1,470	1,240,621

4.40%, 8/15/49	1,192	1,033,315

4.625%, 6/15/45	792	719,362

6.125%, 1/1/31	1,739	1,936,811

6.20%, 3/15/40	736	783,840

6.625%, 9/1/30	2,386	2,723,178

8.50%, 7/15/27	3,109	3,787,151

8.875%, 7/15/30	2,667	3,430,429

Ovintiv, Inc.:

6.50%, 8/15/34	69	88,144

6.50%, 2/1/38	2,239	2,835,352

6.625%, 8/15/37	159	201,141

8.125%, 9/15/30	362	487,488

PBF Holding Co., LLC/PBF Finance Corp., 9.25%, 5/15/25(1)	3,609	3,784,939

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(9)(10)	2,781	2,315,182

Precision Drilling Corp.:

5.25%, 11/15/24	477	459,411

7.125%, 1/15/26(1)	1,095	1,086,103

7.75%, 12/15/23	407	410,307

Shelf Drilling Holdings, Ltd.:

8.25%, 2/15/25(1)	2,176	1,657,840

8.875%, 11/15/24(1)	630	649,306

Southwestern Energy Co., 7.50%, 4/1/26	147	155,821

Sunoco, L.P./Sunoco Finance Corp., 4.50%, 5/15/29(1)	1,297	1,311,591

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)	1,482	1,513,707

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(1)	1,132	1,113,605

5.50%, 3/1/30	309	334,916

5.875%, 4/15/26	2,105	2,208,882

6.50%, 7/15/27	1,087	1,184,819

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	1,635	1,523,498

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)	693	659,649

Western Midstream Operating, L.P.:

4.50%, 3/1/28	224	239,120

4.75%, 8/15/28	224	241,360

5.30%, 2/1/30	1,803	1,969,777

		$114,426,242

Security	Principal Amount* (000’s omitted)	Value

Entertainment & Film — 0.8%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)	1,809	$1,938,289

Cinemark USA, Inc.:

4.875%, 6/1/23	2,390	2,389,881

5.875%, 3/15/26(1)	588	610,050

8.75%, 5/1/25(1)	411	447,990

Live Nation Entertainment, Inc.:

3.75%, 1/15/28(1)	621	619,516

4.75%, 10/15/27(1)	1,373	1,387,152

		$7,392,878

Environmental — 1.4%

Clean Harbors, Inc.:

4.875%, 7/15/27(1)	1,029	$1,072,733

5.125%, 7/15/29(1)	617	666,863

Covanta Holding Corp., 5.00%, 9/1/30	1,326	1,362,465

GFL Environmental, Inc.:

3.50%, 9/1/28(1)	2,160	2,084,670

3.75%, 8/1/25(1)	669	681,985

8.50%, 5/1/27(1)	5,207	5,711,428

Tervita Corp., 11.00%, 12/1/25(1)	1,572	1,784,503

		$13,364,647

Food & Drug Retail — 0.6%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:

4.875%, 2/15/30(1)	921	$960,050

5.875%, 2/15/28(1)	1,807	1,926,849

Murphy Oil USA, Inc.:

4.75%, 9/15/29	903	949,279

5.625%, 5/1/27	1,190	1,251,214

		$5,087,392

Food, Beverage & Tobacco — 3.0%

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)	644	$664,930

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	1,760	1,917,986

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	3,319	3,655,082

Kraft Heinz Foods Co.:

3.875%, 5/15/27	1,198	1,305,670

4.25%, 3/1/31	1,801	1,988,086

4.375%, 6/1/46	5,079	5,454,633

18	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Food, Beverage & Tobacco (continued)

Kraft Heinz Foods Co.: (continued)

4.625%, 10/1/39	611	$683,374

4.875%, 10/1/49	800	919,766

5.50%, 6/1/50	1,801	2,242,090

Performance Food Group, Inc.:

5.50%, 10/15/27(1)	1,504	1,587,728

6.875%, 5/1/25(1)	890	952,972

Post Holdings, Inc.:

4.50%, 9/15/31(1)	1,984	1,972,195

4.625%, 4/15/30(1)	2,164	2,188,345

US Foods, Inc., 4.75%, 2/15/29(1)	1,930	1,949,300

		$27,482,157

Gaming — 2.8%

Caesars Entertainment, Inc.:

6.25%, 7/1/25(1)	3,256	$3,465,849

8.125%, 7/1/27(1)	2,617	2,911,321

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	1,677	1,692,743

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	3,476	3,345,650

International Game Technology PLC, 4.125%, 4/15/26(1)	1,237	1,276,164

MGM Resorts International:

4.75%, 10/15/28	1,022	1,079,426

7.75%, 3/15/22	2,585	2,721,889

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)	2,708	2,883,343

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	3,323	3,482,836

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	2,449	2,591,458

		$25,450,679

Healthcare — 9.8%

AdaptHealth, LLC:

4.625%, 8/1/29(1)	926	$922,810

6.125%, 8/1/28(1)	1,065	1,120,912

AMN Healthcare, Inc., 4.00%, 4/15/29(1)	1,560	1,564,641

Avantor Funding, Inc., 4.625%, 7/15/28(1)	1,729	1,813,289

Bausch Health Americas, Inc.:

8.50%, 1/31/27(1)	4,991	5,564,965

9.25%, 4/1/26(1)	1,420	1,575,320

Bausch Health Cos., Inc.:

5.75%, 8/15/27(1)	760	816,818

6.25%, 2/15/29(1)	655	693,491

Security	Principal Amount* (000’s omitted)	Value

Healthcare (continued)

Bausch Health Cos., Inc.: (continued)

7.25%, 5/30/29(1)	1,015	$1,126,016

9.00%, 12/15/25(1)	1,815	1,971,907

Centene Corp.:

2.50%, 3/1/31	3,104	2,972,080

3.00%, 10/15/30	3,896	3,871,650

3.375%, 2/15/30	3,823	3,842,134

4.25%, 12/15/27	1,716	1,800,727

4.625%, 12/15/29	3,002	3,253,703

CHS/Community Health Systems, Inc.:

4.75%, 2/15/31(1)	1,219	1,211,467

6.875%, 4/15/29(1)	2,216	2,318,944

8.125%, 6/30/24(1)	514	537,773

DaVita, Inc., 4.625%, 6/1/30(1)	970	983,337

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)	1,745	1,638,197

Encompass Health Corp.:

4.50%, 2/1/28	1,623	1,685,867

4.625%, 4/1/31	1,202	1,275,653

4.75%, 2/1/30	1,793	1,884,891

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)	1,503	1,489,849

HCA, Inc.:

5.375%, 9/1/26	3,410	3,875,840

5.875%, 2/15/26	2,349	2,701,350

5.875%, 2/1/29	2,038	2,407,387

Jazz Securities DAC, 4.375%, 1/15/29(1)	1,910	1,955,362

Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)	1,143	1,217,295

LifePoint Health, Inc., 5.375%, 1/15/29(1)	3,155	3,159,575

ModivCare, Inc., 5.875%, 11/15/25(1)	1,659	1,766,619

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)	2,229	2,298,656

4.375%, 6/15/28(1)	903	928,961

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)	5,238	5,172,106

Owens & Minor, Inc., 4.50%, 3/31/29(1)	1,585	1,602,530

Prestige Brands, Inc.:

3.75%, 4/1/31(1)	679	652,665

5.125%, 1/15/28(1)	605	634,872

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/1/26(1)	2,069	2,237,106

Team Health Holdings, Inc., 6.375%, 2/1/25(1)	3,589	3,185,237

Tenet Healthcare Corp.:

4.625%, 9/1/24(1)	476	490,875

4.625%, 6/15/28(1)	576	595,867

5.125%, 11/1/27(1)	2,855	2,997,893

6.125%, 10/1/28(1)	1,018	1,075,517

19	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Healthcare (continued)

Tenet Healthcare Corp.: (continued)

6.75%, 6/15/23	647	$707,333

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)	2,326	2,431,251

Varex Imaging Corp., 7.875%, 10/15/27(1)	1,931	2,161,639

		$90,192,377

Homebuilders & Real Estate — 5.6%

Brookfield Property REIT, Inc./BPR Cumulus, LLC/BPR Nimbus, LLC/GGSI Sellco, LLC, 5.75%, 5/15/26(1)	2,767	$2,888,886

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:

4.875%, 2/15/30(1)	298	298,000

6.25%, 9/15/27(1)	603	640,896

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)	1,261	1,328,640

Diversified Healthcare Trust, 4.375%, 3/1/31	1,579	1,529,072

Dycom Industries, Inc., 4.50%, 4/15/29(1)	1,923	1,954,249

Empire Communities Corp., 7.00%, 12/15/25(1)	2,174	2,332,050

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)	1,749	1,852,847

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)	3,513	3,635,955

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(1)	1,425	1,373,344

6.00%, 4/15/25(1)	1,287	1,364,220

M/I Homes, Inc., 4.95%, 2/1/28	1,537	1,619,114

MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	2,505	2,704,072

Outfront Media Capital, LLC/Outfront Media Capital Corp.:

4.625%, 3/15/30(1)	184	182,390

6.25%, 6/15/25(1)	1,219	1,295,949

Service Properties Trust:

3.95%, 1/15/28	2,282	2,115,129

4.95%, 10/1/29	211	204,274

5.00%, 8/15/22	1,515	1,538,422

5.50%, 12/15/27	448	472,140

7.50%, 9/15/25	1,200	1,361,068

Shea Homes, L.P./Shea Homes Funding Corp.:

4.75%, 2/15/28(1)	2,382	2,428,151

4.75%, 4/1/29(1)	684	693,422

Taylor Morrison Communities, Inc.:

5.125%, 8/1/30(1)	1,066	1,175,558

5.75%, 1/15/28(1)	1,071	1,212,238

5.875%, 6/15/27(1)	1,493	1,697,959

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)	543	548,039

Security		Principal Amount* (000’s omitted)	Value

Homebuilders & Real Estate (continued)

VICI Properties, L.P./VICI Note Co., Inc.: (continued)

4.125%, 8/15/30(1)		1,859	$1,890,380

4.25%, 12/1/26(1)		778	803,285

4.625%, 12/1/29(1)		4,004	4,164,581

Vivion Investments S.a.r.l.:

3.00%, 8/8/24(6)	EUR	4,500	5,302,792

3.50%, 11/1/25(6)	EUR	300	353,667

			$50,960,789

Insurance — 1.2%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		4,273	$4,495,196

AmWINS Group, Inc., 7.75%, 7/1/26(1)		1,644	1,750,548

BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		1,919	1,950,567

Hub International, Ltd., 7.00%, 5/1/26(1)		2,448	2,539,580

			$10,735,891

Leisure — 2.9%

Carnival Corp.:

5.75%, 3/1/27(1)		1,786	$1,885,355

7.625%, 3/1/26(1)		785	860,568

11.50%, 4/1/23(1)		830	954,874

Life Time, Inc.:

5.75%, 1/15/26(1)		1,158	1,197,279

8.00%, 4/15/26(1)		1,838	1,934,807

NCL Corp, Ltd.:

3.625%, 12/15/24(1)		1,755	1,686,906

5.875%, 3/15/26(1)		792	828,820

10.25%, 2/1/26(1)		1,068	1,258,900

NCL Finance, Ltd., 6.125%, 3/15/28(1)		485	511,525

Powdr Corp., 6.00%, 8/1/25(1)		2,159	2,280,444

Royal Caribbean Cruises, Ltd.:

3.70%, 3/15/28		883	839,852

5.50%, 4/1/28(1)		2,472	2,595,476

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		1,849	1,846,689

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		5,195	5,097,516

6.25%, 5/15/25(1)		1,820	1,817,534

7.00%, 2/15/29(1)		753	782,179

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		521	531,081

			$26,909,805

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Metals & Mining — 2.6%

Arconic Corp., 6.125%, 2/15/28(1)	787	$837,171

Cleveland-Cliffs, Inc.:

6.75%, 3/15/26(1)	3,792	4,119,060

9.875%, 10/17/25(1)	464	545,200

Constellium SE, 5.875%, 2/15/26(1)	1,392	1,436,370

Eldorado Gold Corp., 9.50%, 6/1/24(1)	310	338,255

First Quantum Minerals, Ltd.:

6.875%, 3/1/26(1)	448	471,464

7.50%, 4/1/25(1)	2,736	2,843,730

Freeport-McMoRan, Inc., 5.45%, 3/15/43	2,787	3,407,108

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)	1,499	1,523,651

6.125%, 4/1/29(1)	1,001	1,065,628

New Gold, Inc.:

6.375%, 5/15/25(1)	863	889,430

7.50%, 7/15/27(1)	2,994	3,252,532

Novelis Corp.:

4.75%, 1/30/30(1)	1,281	1,333,841

5.875%, 9/30/26(1)	2,118	2,212,124

		$24,275,564

Paper — 0.4%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)	3,340	$3,507,000

		$3,507,000

Restaurant — 1.0%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.:

4.00%, 10/15/30(1)	3,866	$3,774,395

5.75%, 4/15/25(1)	581	617,071

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)	3,410	3,688,315

IRB Holding Corp., 7.00%, 6/15/25(1)	679	731,589

		$8,811,370

Services — 3.8%

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)	2,348	$2,356,805

Allied Universal Holdco, LLC/Allied Universal Finance Corp.:

6.625%, 7/15/26(1)	1,121	1,186,892

9.75%, 7/15/27(1)	1,600	1,759,544

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.25%, 3/15/25(1)	658	669,104

5.375%, 3/1/29(1)	1,088	1,134,240

5.75%, 7/15/27(1)	838	888,305

Security	Principal Amount* (000’s omitted)	Value

Services (continued)

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.: (continued)

5.75%, 7/15/27(1)	1,050	$1,109,719

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)	3,564	3,550,813

Gartner, Inc.:

3.75%, 10/1/30(1)	1,023	1,027,312

4.50%, 7/1/28(1)	1,449	1,525,101

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	1,891	1,997,094

Hertz Corp. (The):

5.50%, 10/15/24(1)(12)	941	981,181

6.00%, 1/15/28(1)(12)	502	546,665

6.25%, 10/15/22(12)	1,443	1,516,954

Korn Ferry, 4.625%, 12/15/27(1)	599	625,865

NESCO Holdings II, Inc., 5.50%, 4/15/29(1)	1,776	1,831,500

Sabre GLBL, Inc., 9.25%, 4/15/25(1)	760	909,150

ServiceMaster Co., LLC (The), 7.45%, 8/15/27	5,185	6,084,909

Univar Solutions USA, Inc., 5.125%, 12/1/27(1)	780	816,063

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)	1,712	1,780,480

WESCO Distribution, Inc., 7.25%, 6/15/28(1)	743	825,659

White Cap Buyer, LLC, 6.875%, 10/15/28(1)	768	816,008

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(11)	981	1,020,716

		$34,960,079

Steel — 1.2%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	1,821	$1,982,422

Allegheny Technologies, Inc., 5.875%, 12/1/27	86	90,999

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)	1,614	1,746,146

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	4,440	4,506,600

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)	1,699	1,880,496

TMS International Corp., 6.25%, 4/15/29(1)	857	892,351

		$11,099,014

Super Retail — 2.6%

Asbury Automotive Group, Inc.:

4.50%, 3/1/28	257	$265,049

4.75%, 3/1/30	582	608,917

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)	1,576	1,676,470

CP Atlas Buyer, Inc., 7.00%, 12/1/28(1)	604	627,287

Group 1 Automotive, Inc., 4.00%, 8/15/28(1)	845	845,000

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)	1,048	1,059,135

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Super Retail (continued)

L Brands, Inc.:

6.625%, 10/1/30(1)		201	$231,900

6.75%, 7/1/36		694	837,766

6.875%, 11/1/35		2,726	3,308,914

6.95%, 3/1/33		587	689,725

7.60%, 7/15/37		426	511,200

9.375%, 7/1/25(1)		502	637,540

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		1,710	1,751,331

Lithia Motors, Inc., 4.375%, 1/15/31(1)		1,379	1,454,287

PetSmart, Inc./PetSmart Finance Corp.:

4.75%, 2/15/28(1)		607	626,979

7.75%, 2/15/29(1)		1,765	1,914,778

Sonic Automotive, Inc., 6.125%, 3/15/27		4,367	4,560,786

William Carter Co. (The):

5.50%, 5/15/25(1)		499	528,513

5.625%, 3/15/27(1)		1,510	1,589,275

			$23,724,852

Technology — 2.9%

Black Knight InfoServ, LLC, 3.625%, 9/1/28(1)		1,901	$1,862,239

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)		1,559	1,558,727

CDK Global, Inc., 5.25%, 5/15/29(1)		984	1,056,570

Endure Digital, Inc., 6.00%, 2/15/29(1)		1,850	1,775,750

Entegris, Inc.:

4.375%, 4/15/28(1)		1,116	1,174,618

4.625%, 2/10/26(1)		1,137	1,176,442

Imola Merger Corp., 4.75%, 5/15/29(1)		3,899	4,054,765

LogMeIn, Inc., 5.50%, 9/1/27(1)		1,045	1,090,593

ON Semiconductor Corp., 3.875%, 9/1/28(1)		2,432	2,506,611

Open Text Corp., 3.875%, 2/15/28(1)		1,596	1,617,993

Open Text Holdings, Inc., 4.125%, 2/15/30(1)		1,481	1,499,498

Presidio Holdings, Inc.:

4.875%, 2/1/27(1)		412	424,904

8.25%, 2/1/28(1)		2,342	2,560,099

Seagate HDD Cayman, 3.125%, 7/15/29(1)		600	578,052

SS&C Technologies, Inc., 5.50%, 9/30/27(1)		961	1,022,144

VM Consolidated, Inc., 5.50%, 4/15/29(1)		2,333	2,375,449

			$26,334,454

Telecommunications — 5.8%

Altice Financing S.A.:

2.25%, 1/15/25(6)	EUR	1,433	$1,691,763

7.50%, 5/15/26(1)		1,705	1,773,541

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Altice France Holding S.A.:

6.00%, 2/15/28(1)		884	$878,475

10.50%, 5/15/27(1)		1,614	1,820,213

Altice France S.A.:

5.125%, 7/15/29(1)		1,662	1,666,155

5.50%, 1/15/28(1)		1,052	1,085,127

7.375%, 5/1/26(1)		1,547	1,605,863

8.125%, 2/1/27(1)		4,715	5,174,712

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		4,256	4,451,563

Hughes Satellite Systems Corp., 5.25%, 8/1/26		2,793	3,080,679

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		1,163	1,194,622

Level 3 Financing, Inc.:

3.75%, 7/15/29(1)		607	592,584

4.25%, 7/1/28(1)		1,584	1,598,034

5.25%, 3/15/26		2,180	2,250,229

Lumen Technologies, Inc.:

6.75%, 12/1/23		1,804	1,994,701

7.50%, 4/1/24		314	351,777

Sprint Corp.:

7.125%, 6/15/24		1,813	2,096,046

7.625%, 2/15/25		3,285	3,905,044

7.625%, 3/1/26		1,199	1,471,772

7.875%, 9/15/23		4,840	5,523,650

T-Mobile USA, Inc.:

2.25%, 2/15/26		844	850,398

2.625%, 2/15/29		1,505	1,467,962

2.875%, 2/15/31		903	882,683

4.75%, 2/1/28		1,095	1,171,650

Telecom Italia Capital S.A., 6.00%, 9/30/34		2,080	2,344,472

Telecom Italia SpA, 5.303%, 5/30/24(1)		880	962,236

ViaSat, Inc., 5.625%, 4/15/27(1)		1,494	1,568,177

			$53,454,128

Transport Excluding Air & Rail — 0.4%

Explorer II AS, 3.375%, 2/24/25	EUR	1,800	$2,039,616

XPO Logistics, Inc., 6.125%, 9/1/23(1)		1,310	1,329,814

			$3,369,430

Utility — 2.6%

Calpine Corp.:

4.50%, 2/15/28(1)		1,810	$1,831,693

4.625%, 2/1/29(1)		1,060	1,046,517

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)	Value

Utility (continued)

Calpine Corp.: (continued)

5.00%, 2/1/31(1)	420	$414,248

5.125%, 3/15/28(1)	2,554	2,598,963

Drax Finco PLC, 6.625%, 11/1/25(1)	1,176	1,216,425

FirstEnergy Corp., Series B, 4.40%, 7/15/27	2,275	2,493,730

NextEra Energy Operating Partners, L.P., 4.25%, 9/15/24(1)	135	142,763

NRG Energy, Inc.:

3.375%, 2/15/29(1)	970	951,745

3.625%, 2/15/31(1)	1,617	1,586,274

5.25%, 6/15/29(1)	1,247	1,338,798

7.25%, 5/15/26	2,324	2,409,337

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)	1,065	1,080,975

TerraForm Power Operating, LLC:

4.25%, 1/31/23(1)	1,410	1,449,656

5.00%, 1/31/28(1)	2,981	3,202,712

Vistra Operations Co., LLC, 5.00%, 7/31/27(1)	2,344	2,431,384

		$24,195,220

Total Corporate Bonds (identified cost $765,437,682)		$801,534,490

Preferred Stocks — 0.5%
Security	Shares	Value

Services — 0.5%

WESCO International, Inc., Series A, 10.625% to 6/22/25(10)	147,488	$4,681,269

Total Preferred Stocks (identified cost $4,129,729)		$4,681,269

Senior Floating-Rate Loans — 5.0%(13)
Borrower/Description	Principal Amount (000’s omitted)	Value

Air Transportation — 0.2%

Mileage Plus Holdings, LLC, Term Loan, 6/21/27(14)	$2,035	$2,174,670

		$2,174,670

Automotive & Auto Parts — 0.4%

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28	$2,149	$2,147,524

Borrower/Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts (continued)

Wheel Pros, LLC, Term Loan, 4/23/28(14)	$1,358	$1,358,348

		$3,505,872

Capital Goods — 0.1%

Hillman Group, Inc. (The), Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 5/31/25	$1,184	$1,183,130

		$1,183,130

Food, Beverage & Tobacco — 0.1%

Post Holdings, Inc., Term Loan, 10/21/24(14)	$848	$854,451

		$854,451

Gaming — 0.2%

ECL Entertainment, LLC, Term Loan, 3/31/28(14)	$644	$658,490

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	1,229	1,341,865

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	89	97,237

		$2,097,592

Healthcare — 1.0%

Envision Healthcare Corporation, Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/10/25	$2,430	$2,062,433

Jazz Financing Lux S.a.r.l., Term Loan, 4/21/28(14)	4,840	4,856,940

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 11/16/25	555	553,601

Verscend Holding Corp., Term Loan, 4.177%, (3 mo. USD LIBOR + 4.00%), 8/27/25	2,122	2,129,737

		$9,602,711

Hotels — 0.3%

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	$2,747	$2,635,008

		$2,635,008

Insurance — 0.5%

Asurion, LLC:

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 7/31/27	$481	$478,343

Term Loan - Second Lien, 5.363%, (1 mo. USD LIBOR + 5.25%), 1/31/28	3,620	3,677,920

		$4,156,263

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Restaurant — 0.2%

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	$1,692	$1,689,143

		$1,689,143

Services — 0.4%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	$1,915	$1,908,483

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(14)	1,715	1,753,807

		$3,662,290

Super Retail — 0.4%

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	$3,404	$3,418,041

		$3,418,041

Technology — 1.0%

Endure Digital, Inc., Term Loan, 2/10/28(14)	$1,261	$1,253,566

LogMeIn, Inc., Term Loan, 4.86%, (1 mo. USD LIBOR + 4.75%), 8/31/27	4,296	4,295,241

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	1,910	1,903,899

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	2,530	1,992,099

		$9,444,805

Telecommunications — 0.2%

Intelsat Jackson Holdings S.A., DIP Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 7/13/22	$1,518	$1,538,815

		$1,538,815

Total Senior Floating-Rate Loans (identified cost $46,650,720)		$45,962,791

Miscellaneous — 0.8%
Security	Shares	Value

Cable & Satellite TV — 0.0%

ACC Claims Holdings, LLC(4)	8,415,190	$0

		$0

Security	Shares	Value

Gaming — 0.8%

PGP Investors, LLC, Membership Interests(3)(4)(5)	15,326	$7,135,910

		$7,135,910

Total Miscellaneous (identified cost $1,505,207)		$7,135,910

Short-Term Investments — 2.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(15)	20,607,856	$20,607,856

Total Short-Term Investments (identified cost $20,607,856)		$20,607,856

Total Investments — 100.4% (identified cost $882,173,269)		$924,863,096

Other Assets, Less Liabilities — (0.4)%		$(3,567,597)

Net Assets — 100.0%		$921,295,499

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $548,479,474 or 59.5% of the Portfolio’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(3)	Non-income producing security.

(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(5)	Restricted security (see Note 5).

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $15,394,552 or 1.7% of the Portfolio’s net assets.

(7)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(8)	When-issued security.

(9)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(10)	Security converts to variable rate after the indicated fixed-rate coupon period.

(11)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

(12)	Issuer is in default with respect to interest and/or principal payments.

(13)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(14)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

(15)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

(16)	Represents units in a Special Purpose Acquisition Corp. consisting of shares of common stock and warrants.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	5,583,297	EUR	4,600,415	Citibank, N.A.	7/30/21	$42,532	$—

USD	5,499,925	EUR	4,531,756	Goldman Sachs International	7/30/21	41,853	—

USD	5,583,318	EUR	4,600,377	State Street Bank and Trust Company	7/30/21	42,600	—

USD	973,418	GBP	698,000	State Street Bank and Trust Company	7/30/21	9,221	—

						$136,206	$—

Abbreviations:

DIP	–	Debtor In Possession

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $861,565,413)	$904,255,240

Affiliated investment, at value (identified cost, $20,607,856)	20,607,856

Cash	406,911

Deposits for derivatives collateral — forward foreign currency exchange contracts	40,000

Foreign currency, at value (identified cost, $2,588)	2,583

Interest and dividends receivable	11,444,180

Dividends receivable from affiliated investment	1,734

Receivable for investments sold	7,646,115

Receivable for open forward foreign currency exchange contracts	136,206

Total assets	$944,540,825

Liabilities

Cash collateral due to brokers	$40,000

Payable for investments purchased	19,918,046

Payable for when-issued securities	2,655,670

Payable to affiliates:

Investment adviser fee	328,398

Trustees’ fees	4,436

Accrued expenses	298,776

Total liabilities	$23,245,326

Net Assets applicable to investors’ interest in Portfolio	$921,295,499

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income	$25,359,365

Dividends (net of foreign taxes, $409)	452,368

Dividends from affiliated investment	8,790

Total investment income	$25,820,523

Expenses

Investment adviser fee	$2,111,161

Trustees’ fees and expenses	24,078

Custodian fee	125,795

Legal and accounting services	55,430

Miscellaneous	20,185

Total expenses	$2,336,649

Net investment income	$23,483,874

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$21,768,914

Foreign currency transactions	80,677

Forward foreign currency exchange contracts	(973,977)

Net realized gain	$20,875,614

Change in unrealized appreciation (depreciation) —

Investments	$38,616,631

Foreign currency	(3,138)

Forward foreign currency exchange contracts	(138,197)

Net change in unrealized appreciation (depreciation)	$38,475,296

Net realized and unrealized gain	$59,350,910

Net increase in net assets from operations	$82,834,784

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$23,483,874	$52,596,340

Net realized gain (loss)	20,875,614	(29,578,624)

Net change in unrealized appreciation (depreciation)	38,475,296	(15,081,758)

Net increase in net assets from operations	$82,834,784	$7,935,958

Capital transactions —

Contributions	$71,220,435	$151,186,545

Withdrawals	(182,510,989)	(298,370,453)

Net decrease in net assets from capital transactions	$(111,290,554)	$(147,183,908)

Net decrease in net assets	$(28,455,770)	$(139,247,950)

Net Assets

At beginning of period	$949,751,269	$1,088,999,219

At end of period	$921,295,499	$949,751,269

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.50	%(1)	0.51%	0.50%	0.48%	0.48%	0.48%

Net investment income	5.00	%(1)	5.26%	5.61%	5.61%	5.61%	5.61%

Portfolio Turnover	38	%(2)	67%	32%	39%	42%	39%

Total Return	8.93	%(2)	1.69%	7.74%	0.59%	8.13%	7.74%

Net assets, end of period (000’s omitted)	$921,295		$949,751	$1,088,999	$1,373,102	$1,764,899	$1,876,636

(1)	Annualized.

(2)	Not annualized.

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance High Income Opportunities Fund and Eaton Vance Floating-Rate & High Income Fund held an interest of 77.9% and 22.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

30

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery or when-issued basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

31

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

J  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.30% of the Portfolio’s daily net assets up to $500 million, 0.275% from $500 million but less than $1 billion, 0.25% from $1 billion but less than $1.5 billion, 0.225% from $1.5 billion but less than $2 billion, 0.20% from $2 billion but less than $3 billion and 0.175% of daily net assets of $3 billion and over; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are up to $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion, 2.00% when daily net assets are $2 billion but less than $3 billion and 1.75% when daily net assets are $3 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $2,111,161 or 0.45% (annualized) of the Portfolio’s average daily net assets. Pursuant to an investment sub-advisory agreement, BMR has delegated a portion of the investment management of the Portfolio to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. BMR pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $349,638,560 and $437,940,493, respectively, for the six months ended April 30, 2021.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$885,316,886

Gross unrealized appreciation	$52,295,557

Gross unrealized depreciation	(12,613,141)

Net unrealized appreciation	$39,682,416

32

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Restricted Securities

At April 30, 2021, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$1,317,427

Extraction Oil & Gas, Inc.	1/28/21	4,617	68,282	192,257

HF Holdings, Inc.	10/27/09	13,600	730,450	776,832

New Cotai Participation Corp., Class B	4/12/13	7	216,125	0

Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	31,737	1,460,742	0

Total Common Stocks			$2,475,599	$2,286,516

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)	5/26/17	591	$591,000	$0

Total Convertible Preferred Stocks			$591,000	$0

Miscellaneous

PGP Investors, LLC, Membership Interests	2/18/15, 4/23/18	15,326	$1,505,207	$7,135,910

Total Miscellaneous			$1,505,207	$7,135,910

Total Restricted Securities			$4,571,806	$9,422,426

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the Portfolio had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on

33

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$136,206	(1)	$—

Total Derivatives subject to master netting or similar agreements	$136,206		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Portfolio’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Portfolio’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Citibank, N.A.	$42,532	$—	$—	$—	$42,532

Goldman Sachs International	41,853	—	—	(10,000)	31,853

State Street Bank and Trust Company	51,821	—	—	—	51,821

	$136,206	$—	$—	$(10,000)	$126,206

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(973,977)	$(138,197)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $30,064,000.

34

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

8  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $20,607,856, which represents 2.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$9,344,574	$238,939,705	$(227,676,423)	$—	$—	$20,607,856	$8,790	20,607,856

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

High Income Opportunities Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Commercial Mortgage-Backed Securities	$—	$2,698,928		$—	$2,698,928

Common Stocks	29,636,245	2,913,283	**	2,286,516	34,836,044

Convertible Bonds	—	3,343,622		—	3,343,622

Convertible Preferred Stocks	4,062,186	—		0	4,062,186

Corporate Bonds	—	798,118,799		3,415,691	801,534,490

Preferred Stocks	4,681,269	—		—	4,681,269

Senior Floating-Rate Loans	—	45,962,791		—	45,962,791

Miscellaneous	—	—		7,135,910	7,135,910

Short-Term Investments	—	20,607,856		—	20,607,856

Total Investments	$38,379,700	$873,645,279		$12,838,117	$924,863,096

Forward Foreign Currency Exchange Contracts	$—	$136,206		$—	$136,206

Total	$38,379,700	$873,781,485		$12,838,117	$924,999,302

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.
**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

36

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance High Income Opportunities Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); (2) to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. (“EVAIL) to serve as the Fund’s investment sub-adviser (“Proposal 2”); (3) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research (“BMR”) to serve as investment adviser to High Income Opportunities Portfolio (“Proposal 3”); and (4) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with EVAIL to serve as investment sub-adviser to High Income Opportunities Portfolio (“Proposal 4”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	92,831,644.302	1,481,614.200	5,820,842.905	0

Proposal 2	92,559,421.199	1,627,066.196	5,947,614.012	0

Proposal 3	92,682,257.760	1,402,692.816	6,049,150.831	0

Proposal 4	92,649,955.870	1,405,173.377	6,078,972.160	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

High Income Opportunities Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 for the following purposes: to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (“Proposal 1”); and to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as investment sub-adviser to the Portfolio (“Proposal 2”). The interestholder meeting results are as follows:

	For	Against	Abstain(1)

Proposal 1	92.981%	1.341%	5.678%

Proposal 2	92.961%	1.347%	5.692%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

37

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance High Income Opportunities Fund and High Income Opportunities Portfolio. As defined below, Eaton Vance High Income Opportunities Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance High Income Opportunities Fund	Eaton Vance Management	Eaton Vance Advisers International Ltd.

High Income Opportunities Portfolio	Boston Management and Research	Eaton Vance Advisers International Ltd.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange

Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds,

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

38

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

39

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

40

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

41

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

42

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

43

Eaton Vance

High Income Opportunities Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance High Income Opportunities Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of High Income Opportunities Portfolio

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance High Income Opportunities Fund and High Income Opportunities Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

44

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

45

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

46

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of High Income Opportunities Portfolio and Eaton Vance High Income Opportunities Fund

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Investment Adviser and Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7713    4.30.21

Eaton Vance

Multi-Asset Credit Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Multi-Asset Credit Fund

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Performance1,2

Portfolio Managers Justin H. Bourgette, CFA, John Redding and Kelley Baccei Gerrity of Eaton Vance Management; Jeffrey D. Mueller of Eaton Vance Advisers International Ltd.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Since Inception

Class A at NAV	10/31/2011	10/31/2011	6.66%	15.48%	5.17%	4.07%
Class A with 4.75% Maximum Sales Charge	—	—	1.59	10.00	4.15	3.54
Class C at NAV	10/31/2011	10/31/2011	6.27	14.61	4.50	3.34
Class C with 1% Maximum Sales Charge	—	—	5.27	13.61	4.50	3.34
Class I at NAV	10/31/2011	10/31/2011	6.78	15.73	5.55	4.39
Class R6 at NAV	09/03/2019	10/31/2011	6.81	15.67	5.55	4.38

S&P/LSTA Leveraged Loan Index	—	—	5.99%	16.10%	4.98%	4.64%
ICE BofA Developed Markets High Yield ex-Subordinated Financials Index - Hedged USD	—	—	8.06	19.31	7.23	6.93
Blended Index	—	—	7.02	17.71	6.11	5.79

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I	Class R6

Gross			1.00%	1.75%	0.75%	0.70%
Net			0.99	1.74	0.74	0.69

Fund Profile

Asset Allocation (% of total investments)4

Credit Quality (% total investments, excluding common stocks and short-term investments)5

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD is an unmanaged index of global developed market below investment grade corporate bonds, USD hedged. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofA Developed Markets High Yield ex-Subordinated Financials Index – Hedged USD, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective September 15, 2018, the Fund changed its investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. Prior to September 15, 2018, the Fund was a “fund-of-funds” and invested primarily among other investment companies managed by Eaton Vance and its affiliates that invested in various asset classes.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Other represents any investment type less than 1% of total investments.
[5]

For purposes of the Fund’s rating restrictions, ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. If securities are rated differently by the ratings agencies, the highest rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

3

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,066.60	$5.02	0.98%
Class C	$1,000.00	$1,062.70	$8.85	1.73%
Class I	$1,000.00	$1,067.80	$3.74	0.73%
Class R6	$1,000.00	$1,068.10	$3.49	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$4.91	0.98%
Class C	$1,000.00	$1,016.20	$8.65	1.73%
Class I	$1,000.00	$1,021.20	$3.66	0.73%
Class R6	$1,000.00	$1,021.40	$3.41	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020.

4

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Asset-Backed Securities — 5.7%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd., Series 2019-1A, Class E, 6.963%, (3 mo. USD LIBOR + 6.78%), 1/20/33(1)(2)	$1,000	$1,004,217

Ares LII CLO, Ltd.:

Series 2019-52A, Class D, 4.134%, (3 mo. USD LIBOR + 3.95%), 4/22/31(1)(2)	1,750	1,753,624

Series 2019-52A, Class E, 6.734%, (3 mo. USD LIBOR + 6.55%), 4/22/31(1)(2)	250	250,153

Bardot CLO, Ltd., Series 2019-2A, Class E, 7.134%, (3 mo. USD LIBOR + 6.95%), 10/22/32(1)(2)	500	501,543

Benefit Street Partners CLO XIX, Ltd.:

Series 2019-19A, Class D, 3.984%, (3 mo. USD LIBOR + 3.80%), 1/15/33(1)(2)	1,000	1,003,647

Series 2019-19A, Class E, 7.204%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	1,000	1,001,090

Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class E, 7.084%, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(2)	500	500,501

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class E, 7.888%, (3 mo. USD LIBOR + 7.70%), 10/20/32(1)(2)	500	502,201

BlueMountain CLO, Ltd., Series 2018-1A, Class E, 6.136%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	250	234,135

Canyon Capital CLO, Ltd., Series 2020-3A, Class E, 7.475%, (3 mo. USD LIBOR + 7.25%), 1/15/34(1)(2)	1,000	1,017,539

Carlyle Global Market Strategies CLO, Ltd.:

Series 2014-3RA, Class C, 3.131%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	2,725	2,619,752

Series 2014-4RA, Class C, 3.084%, (3 mo. USD LIBOR + 2.90%), 7/15/30(1)(2)	2,000	1,910,810

Series 2014-4RA, Class D, 5.834%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	250	226,727

Series 2015-5A, Class DR, 6.888%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	250	239,281

Coinstar Funding, LLC, Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	62	62,810

Foundation Finance Trust, Series 2017-1A, Class A, 3.30%, 7/15/33(1)	19	18,829

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.876%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	500	500,660

Madison Park Funding XXXVI, Ltd.:

Series 2019-36A, Class D, 3.934%, (3 mo. USD LIBOR + 3.75%), 1/15/33(1)(2)	1,000	1,003,792

Series 2019-36A, Class E, 7.434%, (3 mo. USD LIBOR + 7.25%), 1/15/33(1)(2)	1,000	1,002,005

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 6.25%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	250	247,615

Security	Principal Amount (000’s omitted)	Value

Neuberger Berman Loan Advisers CLO 39, Ltd., Series 2020-39A, Class E, 7.388%, (3 mo. USD LIBOR + 7.20%), 1/20/32(1)(2)	$1,500	$1,503,795

Oaktree CLO, Ltd.:

Series 2019-3A, Class D, 4.148%, (3 mo. USD LIBOR + 3.96%), 7/20/31(1)(2)	2,500	2,502,287

Series 2019-3A, Class E, 6.958%, (3 mo. USD LIBOR + 6.77%), 7/20/31(1)(2)	1,000	983,327

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 6.04%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	250	246,247

Series 2019-1A, Class D, 7.194%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(2)	500	501,901

Series 2021-2A, Class E, 7/15/34(1)(3)	1,000	1,000,000

Pnmac Gmsr Issuer Trust, Series 2018-GT2, Class A, 2.756%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	117	116,601

Regatta XII Funding, Ltd., Series 2019-1A, Class E, 7.034%, (3 mo. USD LIBOR + 6.85%), 10/15/32(1)(2)	400	401,316

Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	1,000	971,702

Regatta XV Funding, Ltd., Series 2018-4A, Class D, 6.676%, (3 mo. USD LIBOR + 6.50%), 10/25/31(1)(2)	250	246,473

Southwick Park CLO, LLC, Series 2019-4A, Class D, 4.038%, (3 mo. USD LIBOR + 3.85%), 7/20/32(1)(2)	3,000	3,006,834

Voya CLO, Ltd., Series 2016-3A, Class DR, 6.27%, (3 mo. USD LIBOR + 6.08%), 10/18/31(1)(2)	250	232,062

Total Asset-Backed Securities (identified cost $27,157,011)		$27,313,476

Collateralized Mortgage Obligations — 1.3%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.856%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$2,161	$2,194,379

Series 2020-HQA4, Class M2, 3.256%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	4,170	4,216,058

Total Collateralized Mortgage Obligations (identified cost $6,330,937)		$6,410,437

5	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Commercial Mortgage-Backed Securities — 0.9%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.843%, 11/5/32(1)(4)	$600	$507,635

CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class C, 2.615%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)	100	97,009

JPMorgan Chase Commercial Mortgage Securities Trust:

Series 2011-C5, Class D, 5.607%, 8/15/46(1)(4)	150	129,098

Series 2014-DSTY, Class B, 3.771%, 6/10/27(1)	150	62,472

Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class C, 2.315%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(2)	100	88,985

RETL Trust, Series 2019-RVP, Class C, 2.215%, (1 mo. USD LIBOR + 2.10%), 3/15/36(1)(2)	311	310,344

Toorak Mortgage Corp., Ltd., Series 2018-1, Class A1, 4.336% to 5/25/21, 8/25/21(1)(5)	1,541	1,548,579

Wells Fargo Commercial Mortgage Trust:

Series 2015-LC22, Class C, 4.694%, 9/15/58(4)	100	106,070

Series 2016-C35, Class D, 3.142%, 7/15/48(1)	1,700	1,403,656

Total Commercial Mortgage-Backed Securities (identified cost $4,102,575)		$4,253,848

Common Stocks — 0.2%
Security	Shares	Value

Oil and Gas — 0.2%

Extraction Oil & Gas, Inc.(6)(7)	15,339	$640,863

Extraction Oil & Gas, Inc.(6)(8)(9)	1,249	52,010

Sable Permian Resources, LLC(6)(7)(8)	11,719,991	0

		$692,873

Radio and Television — 0.0%(10)

Clear Channel Outdoor Holdings, Inc.(6)(7)	401	$1,006

iHeartMedia, Inc., Class A(6)(7)	84	1,608

		$2,614

Total Common Stocks (identified cost $11,707,839)		$695,487

Convertible Bonds — 0.1%
Security	Principal Amount (000’s omitted)	Value

Semiconductors & Semiconductor Equipment — 0.1%

ams AG, 0.875%, 9/28/22(11)	$800	$765,916

Total Convertible Bonds (identified cost $768,619)		$765,916

Corporate Bonds — 43.0%
Security		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.4%

Bombardier, Inc.:

7.50%, 12/1/24(1)		89	$90,446

7.875%, 4/15/27(1)		488	487,390

Moog, Inc., 4.25%, 12/15/27(1)		447	460,415

Rolls-Royce PLC:

5.75%, 10/15/27(1)		1,099	1,180,744

5.75%, 10/15/27(11)	GBP	317	476,948

TransDigm UK Holdings PLC, 6.875%, 5/15/26		1,000	1,054,375

TransDigm, Inc.:

4.625%, 1/15/29(1)		378	373,135

5.50%, 11/15/27		862	898,200

6.375%, 6/15/26		1,072	1,113,052

7.50%, 3/15/27		541	580,260

			$6,714,965

Agriculture — 0.2%

Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28 (11)		1,100	$1,151,177

			$1,151,177

Air Transport — 0.6%

American Airlines, Inc./AAdvantage Loyalty IP, Ltd.:

5.50%, 4/20/26(1)		528	$555,060

5.75%, 4/20/29(1)		528	566,412

Gatwick Airport Finance PLC, 4.375%, 4/7/26(11)	GBP	270	378,188

Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%. 2/8/28(11)	GBP	1,100	1,142,251

			$2,641,911

Automotive — 1.1%

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)		1,385	$1,497,531

Ford Motor Co.:

4.75%, 1/15/43		439	443,357

9.625%, 4/22/30		440	617,652

Frigoglass Finance B.V., 6.875%, 2/12/25(11)	EUR	900	984,898

Lithia Motors, Inc., 4.375%, 1/15/31(1)		237	249,939

Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(1)		479	496,254

TI Automotive Finance PLC, 3.75%, 4/15/29(11)	EUR	810	983,637

Wheel Pros, Inc., 6.50%, 5/15/29(1)(3)		170	170,656

			$5,443,924

6	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Banks and Thrifts — 0.2%

Banco Continental S.A.E.C.O., 2.75%, 12/10/25(11)		850	$833,068

			$833,068

Brokerage / Securities Dealers / Investment Houses — 0.1%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)		459	$472,047

			$472,047

Building and Development — 2.5%

AT Securities B.V., 5.25% to 7/21/23(11)(12)(13)		1,750	$1,851,290

ATP Tower Holdings, LLC/Andean Tower Partners Colombia SAS/Andean Telecom Par, 4.05%, 4/27/26(11)		1,200	1,184,400

Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.25%, 9/15/27(1)		110	116,913

Builders FirstSource, Inc., 6.75%, 6/1/27(1)		476	512,485

Empire Communities Corp., 7.00%, 12/15/25(1)		553	593,203

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)		1,019	1,079,503

HT Troplast GmbH, 9.25%, 7/15/25(11)	EUR	1,405	1,855,797

MDC Holdings, Inc., 6.00%, 1/15/43		230	298,052

Patrick Industries, Inc., 4.75%, 5/1/29(1)		370	371,526

PCF GmbH, 4.75%, 4/15/26(11)	EUR	328	397,049

Shea Homes, L.P./Shea Homes Funding Corp.:

4.75%, 2/15/28(1)		304	309,890

4.75%, 4/1/29(1)		140	141,929

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)		550	583,644

Standard Industries, Inc., 4.75%, 1/15/28(1)		603	622,652

Taylor Morrison Communities, Inc.:

5.125%, 8/1/30(1)		111	122,408

5.875%, 6/15/27(1)		215	244,515

Victoria PLC, 3.625%, 8/24/26(11)	EUR	863	1,054,686

White Cap Buyer, LLC, 6.875%, 10/15/28(1)		346	367,628

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(14)		215	223,704

			$11,931,274

Business Equipment and Services — 1.0%

Adtalem Global Education, Inc., 5.50%, 3/1/28(1)		446	$447,673

Allied Universal Holdco, LLC/Allied Universal Finance Corp.:

6.625%, 7/15/26(1)		173	183,169

9.75%, 7/15/27(1)		743	817,088

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC:

7.125%, 7/31/26(1)		1,735	1,832,342

7.125%, 7/31/26(11)		260	274,587

Security		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

ServiceMaster Co., LLC (The), 7.45%, 8/15/27		997	$1,170,039

			$4,724,898

Cable and Satellite Television — 1.6%

Altice France S.A.:

5.125%, 7/15/29(1)		360	$360,900

5.875%, 2/1/27(11)	EUR	1,000	1,283,377

8.125%, 2/1/27(1)		795	872,513

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.75%, 3/1/30(1)		1,288	1,345,960

5.00%, 2/1/28(1)		400	418,500

CSC Holdings, LLC, 5.75%, 1/15/30(1)		1,839	1,957,386

TEGNA, Inc.:

4.625%, 3/15/28		89	91,006

4.75%, 3/15/26(1)		140	149,065

Virgin Media Vendor Financing Notes III DAC, 4.875%, 7/15/28(11)	GBP	530	753,000

Virgin Media Vendor Financing Notes IV DAC, 5.00%, 7/15/28(1)		205	208,011

			$7,439,718

Capital Goods — 0.1%

BWX Technologies, Inc.:

4.125%, 6/30/28(1)		276	$281,612

4.125%, 4/15/29(1)		221	227,354

			$508,966

Chemicals and Plastics — 2.5%

Braskem Idesa SAPI, 7.45%, 11/15/29(11)		1,500	$1,521,435

Braskem Netherlands Finance BV, 4.50%, 1/31/30(11)		1,100	1,119,195

Herens Holdco S.a.r.l., 4.75%, 5/15/28(1)(3)		202	202,000

Herens Midco S.a.r.l., 5.25%, 5/15/29(3)(11)	EUR	2,366	2,844,523

INEOS Quattro Finance 2 PLC, 2.50%, 1/15/26(11)	EUR	640	773,156

K+S AG:

2.625%, 4/6/23(11)	EUR	310	374,095

3.00%, 6/20/22(11)	EUR	600	729,838

NOVA Chemicals Corp., 4.25%, 5/15/29(1)(3)		254	252,095

Nufarm Australia, Ltd./Nufarm Americas, Inc., 5.75%, 4/30/26(1)		532	548,034

OCI N.V., 3.625%, 10/15/25(11)	EUR	516	649,220

SCIH Salt Holdings, Inc., 6.625%, 5/1/29(1)		283	278,755

SGL Carbon SE:

3.00%, 9/20/23(11)	EUR	1,100	1,242,590

4.625%, 9/30/24(11)	EUR	300	364,282

7	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Univar Solutions USA, Inc., 5.125%, 12/1/27(1)		96	$100,439

Valvoline, Inc.:

3.625%, 6/15/31(1)		256	250,560

4.25%, 2/15/30(1)		169	173,434

W.R. Grace & Co., 4.875%, 6/15/27(1)		439	458,206

			$11,881,857

Clothing / Textiles — 0.3%

PrestigeBidCo GmbH, 6.25%, 12/15/23(11)	EUR	1,100	$1,343,880

			$1,343,880

Coal — 0.3%

Bayan Resources Tbk PT, 6.125%, 1/24/23(11)		1,300	$1,363,551

			$1,363,551

Commercial Services — 0.7%

Abertis Infraestructuras Finance B.V., 3.248% to 11/24/25(11)(12)(13)	EUR	700	$865,072

Autostrade per l’Italia SpA:

1.75%, 2/1/27(11)	EUR	450	555,013

2.00%, 12/4/28(11)	EUR	300	373,058

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc.:

5.25%, 3/15/25(1)		103	104,738

5.375%, 3/1/29(1)		222	231,435

5.75%, 7/15/27(1)		132	139,924

5.75%, 7/15/27(1)		165	174,384

NESCO Holdings II, Inc., 5.50%, 4/15/29(1)		384	396,000

Verisure Midholding AB, 5.25%, 2/15/29(11)	EUR	480	596,292

			$3,435,916

Computers — 0.2%

Booz Allen Hamilton, Inc., 3.875%, 9/1/28(1)		838	$837,853

Seagate HDD Cayman, 3.125%, 7/15/29(1)		140	134,879

			$972,732

Conglomerates — 0.1%

Spectrum Brands, Inc., 5.00%, 10/1/29(1)		370	$392,200

			$392,200

Cosmetics / Toiletries — 0.1%

Edgewell Personal Care Co., 5.50%, 6/1/28(1)		304	$323,380

			$323,380

Security		Principal Amount* (000’s omitted)	Value

Distribution & Wholesale — 0.5%

BCPE Empire Holdings, Inc., 7.625%, 5/1/27(1)		801	$798,036

Parts Europe S.A., 4.375%, (3 mo. EURIBOR + 4.375%), 5/1/22(2)(11)	EUR	1,189	1,431,008

Performance Food Group, Inc., 6.875%, 5/1/25(1)		209	223,788

			$2,452,832

Diversified Financial Services — 1.8%

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(11)	GBP	613	$865,486

Encore Capital Group, Inc.:

4.25%, (3 mo. EURIBOR + 4.25%), 1/15/28(2)(11)	EUR	743	915,233

5.375%, 2/15/26(11)	GBP	705	1,019,419

Lincoln Financing S.a.r.l., 3.625%, 4/1/24(11)	EUR	767	935,772

PRA Group, Inc., 7.375%, 9/1/25(1)		471	505,442

Vivion Investments S.a.r.l.:

3.00%, 8/8/24(11)	EUR	3,700	4,360,073

3.50%, 11/1/25(11)	EUR	100	117,889

			$8,719,314

Drugs — 0.6%

AdaptHealth, LLC:

4.625%, 8/1/29(1)		135	$134,535

6.125%, 8/1/28(1)		558	587,295

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)		33	36,795

Bausch Health Companies., Inc.:

7.00%, 1/15/28(1)		1,234	1,343,579

7.25%, 5/30/29(1)		12	13,313

9.00%, 12/15/25(1)		431	468,260

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.125%, 4/1/29(1)		300	297,375

			$2,881,152

Ecological Services and Equipment — 0.6%

Clean Harbors, Inc., 5.125%, 7/15/29(1)		460	$497,175

GFL Environmental, Inc.:

3.50%, 9/1/28(1)		895	863,787

4.25%, 6/1/25(1)		313	322,977

8.50%, 5/1/27(1)		980	1,074,937

			$2,758,876

Electric Utilities — 0.3%

Drax Finco PLC, 6.625%, 11/1/25(1)		582	$602,006

FirstEnergy Corp., Series B, 4.40%, 7/15/27		494	541,496

Pattern Energy Operations, L.P./Pattern Energy Operations, Inc., 4.50%, 8/15/28(1)		153	155,295

8	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Electric Utilities (continued)

WESCO Distribution, Inc., 7.25%, 6/15/28(1)		267	$296,704

			$1,595,501

Electronics / Electrical — 0.2%

Dell, Inc., 7.10%, 4/15/28		127	$160,655

Imola Merger Corp., 4.75%, 5/15/29(1)		843	876,678

			$1,037,333

Energy — 0.3%

Enviva Partners, L.P./Enviva Partners Finance Corp., 6.50%, 1/15/26(1)		688	$722,400

New Fortress Energy, Inc., 6.50%, 9/30/26(1)		716	731,591

			$1,453,991

Engineering & Construction — 0.2%

Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 2/1/26(1)		102	$107,471

Dycom Industries, Inc., 4.50%, 4/15/29(1)		418	424,793

VM Consolidated, Inc., 5.50%, 4/15/29(1)		502	511,134

			$1,043,398

Entertainment — 0.9%

Caesars Entertainment, Inc.:

6.25%, 7/1/25(1)		731	$778,113

8.125%, 7/1/27(1)		570	634,105

CPUK Finance, Ltd.:

4.50%, 8/28/27(3)(11)	GBP	222	309,748

4.875%, 8/28/25(11)	GBP	624	875,628

Gamma Bidco SpA:

5.125%, 7/15/25(11)	EUR	465	566,803

6.25%, 7/15/25(11)	EUR	300	378,277

Powdr Corp., 6.00%, 8/1/25(1)		473	499,606

Speedway Motorsports, LLC/Speedway Funding II, Inc., 4.875%, 11/1/27(1)		356	355,555

			$4,397,835

Financial Intermediaries — 1.0%

Ally Financial, Inc., 4.70% to 5/15/26(12)(13)		452	$459,322

Ford Motor Credit Co., LLC:

2.90%, 2/16/28		203	199,215

3.087%, 1/9/23		400	408,082

3.096%, 5/4/23		305	312,238

3.37%, 11/17/23		252	259,875

3.813%, 10/12/21		200	202,281

Security		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

Ford Motor Credit Co., LLC: (continued)

3.815%, 11/2/27		641	$657,967

4.125%, 8/17/27		657	687,459

4.271%, 1/9/27		200	210,397

5.125%, 6/16/25		273	298,566

5.596%, 1/7/22		200	206,044

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.:

5.25%, 5/15/27		355	362,544

6.25%, 5/15/26		197	207,993

JPMorgan Chase & Co., Series HH, 4.60% to 2/1/25(12)(13)		386	398,545

			$4,870,528

Food Products — 1.5%

BRF S.A., 4.875%, 1/24/30(11)		1,100	$1,130,998

Chobani, LLC/Chobani Finance Corp., Inc., 4.625%, 11/15/28(1)		478	493,535

Kernel Holding S.A., 6.75%, 10/27/27(11)		1,100	1,161,875

Kraft Heinz Foods Co.:

3.875%, 5/15/27		499	543,847

4.25%, 3/1/31		299	330,060

4.375%, 6/1/46		1,576	1,692,558

4.625%, 10/1/39		22	24,606

5.50%, 6/1/50		299	372,229

Post Holdings, Inc., 5.625%, 1/15/28(1)		363	382,965

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(11)		1,100	1,189,434

			$7,322,107

Food Service — 0.2%

IRB Holding Corp.:

6.75%, 2/15/26(1)		143	$148,327

7.00%, 6/15/25(1)		121	130,371

US Foods, Inc., 4.75%, 2/15/29(1)		469	473,690

Yum! Brands, Inc., 3.625%, 3/15/31		403	398,341

			$1,150,729

Food / Drug Retailers — 0.2%

Albertsons Cos., Inc./Safeway, Inc./New Albertsons, L.P./Albertsons, LLC:

5.875%, 2/15/28(1)		506	$539,560

7.50%, 3/15/26(1)		260	286,488

Casino Guichard Perrachon S.A., 5.25%, 4/15/27(11)	EUR	285	347,978

			$1,174,026

9	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Health Care — 2.4%

Centene Corp.:

2.50%, 3/1/31		496	$474,920

3.00%, 10/15/30		584	580,350

3.375%, 2/15/30		381	382,907

4.625%, 12/15/29		1,035	1,121,780

CHS/Community Health Systems, Inc., 6.875%, 4/15/29(1)		431	451,022

Emergent BioSolutions, Inc., 3.875%, 8/15/28(1)		325	305,108

Encompass Health Corp., 4.50%, 2/1/28		641	665,829

HCA, Inc.:

5.875%, 2/1/29		708	836,325

7.69%, 6/15/25		200	239,229

Legacy LifePoint Health, LLC:

4.375%, 2/15/27(1)		191	191,244

6.75%, 4/15/25(1)		165	175,725

LifePoint Health, Inc., 5.375%, 1/15/29(1)		1,153	1,154,672

ModivCare, Inc., 5.875%, 11/15/25(1)		357	380,159

Molina Healthcare, Inc.:

3.875%, 11/15/30(1)		764	787,875

4.375%, 6/15/28(1)		177	182,089

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)		835	824,496

Team Health Holdings, Inc., 6.375%, 2/1/25(1)		750	665,625

Tenet Healthcare Corp., 6.125%, 10/1/28(1)		205	216,583

US Acute Care Solutions, LLC, 6.375%, 3/1/26(1)		502	524,715

Varex Imaging Corp., 7.875%, 10/15/27(1)		1,037	1,160,859

			$11,321,512

Home Furnishings — 0.1%

WASH Multifamily Acquisition, Inc., 5.75%, 4/15/26(1)		370	$384,800

			$384,800

Insurance — 0.7%

Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(1)		996	$1,047,792

BroadStreet Partners, Inc., 5.875%, 4/15/29(1)		418	424,876

Galaxy Finco, Ltd., 9.25%, 7/31/27(11)	GBP	1,200	1,764,057

			$3,236,725

Internet Software & Services — 0.7%

Cars.com, Inc., 6.375%, 11/1/28(1)		367	$383,926

Endure Digital, Inc., 6.00%, 2/15/29(1)		341	327,314

Netflix, Inc.:

3.00%, 6/15/25(11)	EUR	655	859,382

5.375%, 11/15/29(1)		811	964,076

Security		Principal Amount* (000’s omitted)	Value

Internet Software & Services (continued)

Science Applications International Corp., 4.875%, 4/1/28(1)		296	$306,146

United Group B.V., 4.00%, 11/15/27(11)	EUR	550	656,357

			$3,497,201

Investment Companies — 0.2%

Georgia Capital JSC, 6.125%, 3/9/24(11)		1,100	$1,116,720

			$1,116,720

Leisure Goods / Activities / Movies — 2.4%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)		459	$491,805

Carnival Corp.:

5.75%, 3/1/27(1)		223	235,406

7.625%, 3/1/26(1)		12	13,155

7.625%, 3/1/26(11)	EUR	776	1,036,629

Carnival PLC, 1.00%, 10/28/29	EUR	705	700,721

Cinemark USA, Inc.:

4.875%, 6/1/23		576	575,971

5.875%, 3/15/26(1)		112	116,200

8.75%, 5/1/25(1)		86	93,740

Explorer II AS, 3.375%, 2/24/25	EUR	1,350	1,529,712

LHMC Finco 2 S.a.r.l., 7.25%, (7.25% cash or 8.00% PIK), 10/2/25(11)(14)	EUR	515	571,706

Life Time, Inc.:

5.75%, 1/15/26(1)		336	347,397

8.00%, 4/15/26(1)		405	426,331

Motion Finco S.a.r.l., 7.00%, 5/15/25(11)	EUR	635	808,486

National CineMedia, LLC:

5.75%, 8/15/26		333	290,896

5.875%, 4/15/28(1)		485	464,831

NCL Corp., Ltd.:

3.625%, 12/15/24(1)		226	217,231

5.875%, 3/15/26(1)		212	221,856

10.25%, 2/1/26(1)		270	318,261

NCL Finance, Ltd., 6.125%, 3/15/28(1)		93	98,086

Playtika Holding Corp., 4.25%, 3/15/29(1)		373	371,135

Royal Caribbean Cruises, Ltd.:

3.70%, 3/15/28		288	273,927

5.50%, 4/1/28(1)		548	575,373

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)		1,117	1,096,040

7.00%, 2/15/29(1)		205	212,944

Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29(1)		131	133,535

			$11,221,374

10	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 0.7%

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)		455	$459,271

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)		1,240	1,193,500

Peninsula Pacific Entertainment, LLC/Peninsula Pacific Entertainment Finance, Inc., 8.50%, 11/15/27(1)		633	673,987

VICI Properties, L.P./VICI Note Co., Inc.:

3.75%, 2/15/27(1)		75	75,696

4.625%, 12/1/29(1)		648	673,988

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)		327	346,022

			$3,422,464

Machinery — 0.2%

Sofima Holding SpA, 3.75%, 1/15/28(11)	EUR	778	$941,335

			$941,335

Media — 0.6%

Banijay Group S.A.S., 6.50%, 3/1/26(11)	EUR	899	$1,111,896

Beasley Mezzanine Holdings, LLC, 8.625%, 2/1/26(1)		570	580,326

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)		202	214,751

Urban One, Inc., 7.375%, 2/1/28(1)		808	837,431

			$2,744,404

Metals/Mining — 0.4%

Compass Minerals International, Inc., 6.75%, 12/1/27(1)		504	543,912

Freeport-McMoRan, Inc., 5.45%, 3/15/43		544	665,040

Hudbay Minerals, Inc.:

4.50%, 4/1/26(1)		305	310,016

6.125%, 4/1/29(1)		93	99,004

Joseph T. Ryerson & Son, Inc., 8.50%, 8/1/28(1)		425	470,401

			$2,088,373

Nonferrous Metals / Minerals — 0.4%

New Gold, Inc., 7.50%, 7/15/27(1)		1,926	$2,092,310

			$2,092,310

Oil and Gas — 3.4%

Aethon III BR, LLC, 1.50%, 10/1/25(8)		757	$752,307

Aethon United BR, L.P./Aethon United Finance Corp., 8.25%, 2/15/26(1)		261	277,802

Archrock Partners, L.P./Archrock Partners Finance Corp., 6.25%, 4/1/28(1)		138	144,458

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	530	$500,182

CNX Resources Corp., 6.00%, 1/15/29(1)	448	479,273

Colgate Energy Partners III, LLC, 7.75%, 2/15/26(1)	442	447,956

Continental Resources, Inc.:

4.375%, 1/15/28	357	389,057

4.90%, 6/1/44	13	13,662

5.75%, 1/15/31(1)	463	537,675

CrownRock, L.P./CrownRock Finance, Inc.:

5.00%, 5/1/29(1)	589	603,893

5.625%, 10/15/25(1)	658	681,852

CVR Energy, Inc., 5.75%, 2/15/28(1)	790	801,850

Double Eagle III Midco 1, LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(1)	352	399,370

EQT Corp.:

5.00%, 1/15/29	106	116,040

7.625% to 8/1/21, 2/1/25(5)	230	265,075

8.50% to 8/1/21, 2/1/30(5)	155	198,400

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	689	599,430

Hilcorp Energy I, L.P./Hilcorp Finance Co.:

5.75%, 2/1/29(1)	222	226,408

6.00%, 2/1/31(1)	178	183,790

MEG Energy Corp.:

5.875%, 2/1/29(1)	98	100,577

7.125%, 2/1/27(1)	510	545,205

Nabors Industries, Ltd., 7.25%, 1/15/26(1)	149	131,399

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	1,100	1,118,150

Occidental Petroleum Corp.:

2.90%, 8/15/24	25	24,969

3.40%, 4/15/26	136	134,666

3.45%, 7/15/24	61	61,153

3.50%, 8/15/29	175	167,344

4.20%, 3/15/48	271	228,713

4.40%, 8/15/49	217	188,112

4.625%, 6/15/45	145	131,701

6.125%, 1/1/31	385	428,794

6.20%, 3/15/40	141	150,165

6.375%, 9/1/28	167	187,255

6.625%, 9/1/30	1,030	1,175,554

Ovintiv, Inc.:

6.50%, 8/15/34	13	16,607

6.50%, 2/1/38	446	564,791

6.625%, 8/15/37	27	34,156

8.125%, 9/15/30	80	107,732

PBF Holding Co., LLC/PBF B.V. Finance Corp., 9.25%, 5/15/25(1)	746	782,367

11	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

Precision Drilling Corp.:

5.25%, 11/15/24		136	$130,985

7.125%, 1/15/26(1)		220	218,213

7.75%, 12/15/23		27	27,219

Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(1)		125	128,831

Targa Resources Partners, L.P./Targa Resources Partners Finance Corp.:

4.00%, 1/15/32(1)		452	444,655

5.50%, 3/1/30		69	74,787

6.875%, 1/15/29		341	383,199

TechnipFMC PLC, 6.50%, 2/1/26(1)		275	293,662

Tervita Corp., 11.00%, 12/1/25(1)		342	388,232

Transocean Poseidon, Ltd., 6.875%, 2/1/27(1)		150	142,781

			$16,130,454

Packaging & Containers — 0.3%

Kleopatra Finco S.a.r.l., 4.25%, 3/1/26(11)	EUR	1,040	$1,232,368

			$1,232,368

Pharmaceuticals — 0.2%

Gruenenthal GmbH, 4.125%, 5/15/28(3)(11)	EUR	277	$340,115

Jazz Securities DAC, 4.375%, 1/15/29(1)		430	440,212

Owens & Minor, Inc., 4.50%, 3/31/29(1)		302	305,340

			$1,085,667

Pipelines — 1.0%

Antero Midstream Partners, L.P./Antero Midstream Finance Corp.:

5.375%, 9/15/24		335	$341,072

5.75%, 3/1/27(1)		501	507,262

7.875%, 5/15/26(1)		148	161,505

Cheniere Energy Partners, L.P., 4.00%, 3/1/31(1)		1,227	1,250,006

Cheniere Energy, Inc., 4.625%, 10/15/28(1)		356	371,628

EQM Midstream Partners, L.P.:

4.50%, 1/15/29(1)		276	274,630

4.75%, 1/15/31(1)		276	273,570

6.00%, 7/1/25(1)		204	223,125

6.50%, 7/1/27(1)		205	226,624

Genesis Energy, L.P./Genesis Energy Finance Corp., 8.00%, 1/15/27		531	547,724

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(12)(13)		47	39,128

Western Midstream Operating, L.P.:

4.75%, 8/15/28		38	40,945

5.30%, 2/1/30		345	376,913

			$4,634,132

Security		Principal Amount* (000’s omitted)	Value

Radio and Television — 0.8%

Clear Channel Outdoor Holdings, Inc., 7.75%, 4/15/28(1)		387	$399,009

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24		397	415,157

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)		657	480,431

Entercom Media Corp., 6.75%, 3/31/29		440	454,652

iHeartCommunications, Inc., 8.375%, 5/1/27		326	350,458

Sirius XM Radio, Inc., 5.50%, 7/1/29(1)		450	486,844

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)		464	504,600

Townsquare Media, Inc., 6.875%, 2/1/26(1)		483	504,131

			$3,595,282

Real Estate Investment Trusts (REITs) — 1.1%

ADLER Group S.A., 3.25%, 8/5/25(11)	EUR	1,100	$1,381,259

Diversified Healthcare Trust, 4.375%, 3/1/31		319	308,913

Flamingo LUX II SCA, 5.00%, 3/31/29(11)	EUR	844	1,012,162

HAT Holdings I, LLC/HAT Holdings II, LLC:

3.75%, 9/15/30(1)		99	95,411

6.00%, 4/15/25(1)		111	117,660

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(11)		1,250	1,354,688

Service Properties Trust:

3.95%, 1/15/28		640	593,200

4.95%, 10/1/29		55	53,247

5.00%, 8/15/22		269	273,159

5.50%, 12/15/27		98	103,280

			$5,292,979

Retail — 0.8%

Dufry One B.V., 3.375%, 4/15/28(11)	EUR	697	$825,941

eG Global Finance PLC, 6.25%, 10/30/25(11)	EUR	590	724,198

Eurotorg LLC Via Bonitron DAC, 9.00%, 10/22/25(11)		1200	1,312,740

Ken Garff Automotive, LLC, 4.875%, 9/15/28(1)		424	428,505

LCM Investments Holdings II, LLC, 4.875%, 5/1/29(1)		382	391,233

			$3,682,617

Retailers (Except Food and Drug) — 0.6%

Asbury Automotive Group, Inc.:

4.50%, 3/1/28		85	$87,662

4.75%, 3/1/30		111	116,134

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)		742	802,560

L Brands, Inc.:

6.625%, 10/1/30(1)		280	323,044

6.875%, 11/1/35		434	526,804

6.95%, 3/1/33		112	131,600

7.60%, 7/15/37		55	66,000

9.375%, 7/1/25(1)		93	118,110

12	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)

PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/29(1)		511	$554,364

Superior Plus, L.P./Superior General Partner, Inc., 4.50%, 3/15/29(1)		313	319,697

			$3,045,975

Semiconductors & Semiconductor Equipment — 0.1%

ON Semiconductor Corp., 3.875%, 9/1/28(1)		411	$423,609

			$423,609

Software and Services — 0.1%

Gartner, Inc.:

3.75%, 10/1/30(1)		209	$209,881

4.50%, 7/1/28(1)		384	404,168

			$614,049

Steel — 0.7%

Allegheny Ludlum, LLC, 6.95%, 12/15/25		328	$357,076

Big River Steel, LLC/BRS Finance Corp., 6.625%, 1/31/29(1)		404	437,077

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		1,760	1,786,400

Metinvest B.V., 7.75%, 10/17/29(11)		1,100	1,177,935

			$3,758,488

Surface Transport — 0.5%

Anglian Water Osprey Financing PLC, 4.00%, 3/8/26(11)	GBP	1,100	$1,546,689

Hertz Corp. (The):

5.50%, 10/15/24(1)(15)		183	190,814

6.00%, 1/15/28(1)(15)		105	114,342

6.25%, 10/15/22(15)		299	314,324

			$2,166,169

Technology — 0.2%

Dell International, LLC/EMC Corp., 6.10%, 7/15/27(1)		229	$280,704

International Game Technology PLC, 4.125%, 4/15/26(1)		416	429,170

			$709,874

Telecommunications — 2.5%

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		250	$261,487

Hughes Satellite Systems Corp., 6.625%, 8/1/26		981	1,087,291

LCPR Senior Secured Financing DAC, 5.125%, 7/15/29(1)		489	502,296

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

Level 3 Financing, Inc.:

4.25%, 7/1/28(1)		594	$599,263

4.625%, 9/15/27(1)		382	394,717

Network i2i, Ltd. 3.975% to 3/3/26(11)(12)(13)		1,450	1,458,736

Sprint Corp.:

7.625%, 2/15/25		324	385,155

7.875%, 9/15/23		3	3,424

Summer (BC) Holdco A S.a.r.l., 9.25%, 10/31/27(11)	EUR	946	1,207,124

Summer (BC) Holdco B S.a.r.l., 5.75%, 10/31/26(11)	EUR	1,280	1,602,957

T-Mobile USA, Inc.:

2.25%, 2/15/26		270	272,047

2.625%, 2/15/29		251	244,823

Telecom Italia Finance S.A., 7.75%, 1/24/33	EUR	637	1,137,153

Telecom Italia SpA, 2.75%, 4/15/25(11)	EUR	467	592,614

Vmed O2 UK Financing I PLC, 3.25%, 1/31/31(11)	EUR	800	974,423

VTR Comunicaciones SpA, 5.125%, 1/15/28(11)		1,200	1,260,000

			$11,983,510

Transportation — 0.2%

Cargo Aircraft Management, Inc., 4.75%, 2/1/28(1)		455	$466,484

United Airlines, Inc.:

4.375%, 4/15/26(1)		250	259,743

4.625%, 4/15/29(1)		251	261,153

			$987,380

Utilities — 0.4%

Calpine Corp.:

4.50%, 2/15/28(1)		530	$536,352

5.00%, 2/1/31(1)		465	458,632

NRG Energy, Inc.:

3.375%, 2/15/29(1)		212	208,010

3.625%, 2/15/31(1)		738	723,977

			$1,926,971

Total Corporate Bonds (identified cost $197,363,448)			$205,769,828

Exchange-Traded Funds — 1.9%
Security		Shares	Value

SPDR Bloomberg Barclays High Yield Bond ETF		82,700	$9,031,667

Total Exchange-Traded Funds (identified cost $8,925,811)			$9,031,667

13	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Foreign Government Bonds — 0.6%
Security		Principal Amount (000’s omitted)	Value

Egypt — 0.3%

Arab Republic of Egypt, 7.053%, 1/15/32(11)	USD	1,370	$1,407,127

Total Egypt			$1,407,127

Ukraine — 0.3%

Ukraine Government International Bond, 9.75%, 11/1/28(11)	USD	1,136	$1,317,581

Total Ukraine			$1,317,581

Total Foreign Government Bonds (identified cost $2,680,799)			$2,724,708

Preferred Stocks — 0.2%
Security		Shares	Value

Distribution & Wholesale — 0.2%

WESCO International, Inc., Series A, 10.625%		28,576	$907,002

Total Preferred Stocks (identified cost $800,658)			$907,002

Senior Floating-Rate Loans — 41.3%(16)
Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 1.2%

AI Convoy (Luxembourg) S.a.r.l., Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 1/17/27(17)		1,494	$1,495,116

Dynasty Acquisition Co., Inc.:

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		1,678	1,635,576

Term Loan, 3.703%, (3 mo. USD LIBOR + 3.50%), 4/6/26		902	879,342

WP CPP Holdings, LLC, Term Loan, 4.75%, (USD LIBOR + 3.75%, Floor 1.00%), 4/30/25(17)		1,898	1,846,361

			$5,856,395

Air Transport — 0.6%

AAdvantage Loyalty IP, Ltd., Term Loan, 4/20/28(18)		2,000	$2,058,124

Mileage Plus Holdings, LLC, Term Loan, 6/21/27(18)		653	698,117

			$2,756,241

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive — 1.6%

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28	1,625	$1,641,250

Clarios Global L.P., Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 4/30/26	1,746	1,730,078

Dayco Products, LLC, Term Loan, 4.439%, (3 mo. USD LIBOR + 4.25%), 5/19/23	97	89,080

Gates Global, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 3/31/27	2,076	2,072,096

Les Schwab Tire Centers, Term Loan, 11/2/27(18)	1,000	1,003,333

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28	484	483,667

Wheel Pros, LLC, Term Loan, 4/23/28(18)	380	380,238

		$7,399,742

Building and Development — 1.5%

Core & Main L.P., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/1/24(17)	1,871	$1,865,858

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 8/21/25	2,267	2,218,141

Quikrete Holdings, Inc., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 2/1/27	1,198	1,187,172

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24	1,183	1,181,182

WireCo WorldGroup, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23	580	570,529

		$7,022,882

Business Equipment and Services — 4.5%

AlixPartners, LLP, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28	3,110	$3,099,417

Allied Universal Holdco, LLC, Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 7/10/26	3,161	3,159,856

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24	995	968,806

CoreLogic, Inc., Term Loan, 4/13/28(18)	1,000	996,250

ECL Entertainment, LLC, Term Loan, 3/31/28(18)	139	142,127

First Advantage Holdings, LLC, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 1/31/27	997	989,851

IG Investment Holdings, LLC, Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 5/23/25	1,095	1,096,568

IRI Holdings, Inc., Term Loan, 4.363%, (1 mo. USD LIBOR + 4.25%), 12/1/25	2,990	2,989,809

Iron Mountain, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 1/2/26	2,043	2,026,798

Presidio, Inc., Term Loan, 3.686%, (USD LIBOR + 3.50%), 1/22/27(17)	2,481	2,478,536

14	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Sabre GLBL, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 2/22/24	990	$979,607

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/1/28	2,600	2,592,106

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(18)	220	224,625

		$21,744,356

Cable and Satellite Television — 2.3%

Altice France S.A., Term Loan, 4.198%, (3 mo. USD LIBOR + 4.00%), 8/14/26	2,198	$2,195,829

Telenet Financing USD, LLC, Term Loan, 2.115%, (1 mo. USD LIBOR + 2.00%), 4/30/28	3,275	3,235,599

UPC Financing Partnership, Term Loan, 1/31/29(18)	1,600	1,588,166

Virgin Media Bristol, LLC, Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 1/31/28	4,050	4,021,650

		$11,041,244

Chemicals and Plastics — 1.6%

Axalta Coating Systems US Holdings, Inc., Term Loan, 1.953%, (3 mo. USD LIBOR + 1.75%), 6/1/24	982	$977,658

Ferro Corporation:

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24	45	44,648

Term Loan, 2.453%, (3 mo. USD LIBOR + 2.25%), 2/14/24	44	43,697

Messer Industries GmbH, Term Loan, 2.703%, (3 mo. USD LIBOR + 2.50%), 3/1/26	1,706	1,690,810

PQ Corporation:

Term Loan, 2.436%, (3 mo. USD LIBOR + 2.25%), 2/7/27	55	54,902

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 2/7/27	1,000	1,001,406

Starfruit Finco B.V., Term Loan, 2.865%, (1 mo. USD LIBOR + 2.75%), 10/1/25	197	194,642

Tronox Finance, LLC, Term Loan, 2.657%, (USD LIBOR + 2.50%), 3/13/28(17)	2,025	2,011,621

Univar, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 7/1/24	1,512	1,511,739

		$7,531,123

Drugs — 2.3%

Albany Molecular Research, Inc., Term Loan, 8/30/24(18)	1,800	$1,804,500

Bausch Health Companies, Inc., Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 6/2/25	2,850	2,849,254

Horizon Therapeutics USA, Inc., Term Loan, 2.125%, (1 mo. USD LIBOR + 2.00%), 5/22/26	51	51,014

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)

Jazz Financing Lux S.a.r.l., Term Loan, 4/22/28(18)	1,090	$1,093,815

Mallinckrodt International Finance S.A., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), 9/24/24	1,875	1,840,950

PPD, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 1/13/28	3,300	3,299,587

		$10,939,120

Ecological Services and Equipment — 0.3%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25	1,247	$1,243,289

		$1,243,289

Electronics / Electrical — 8.1%

Applied Systems, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 9/19/24	3,810	$3,799,477

Banff Merger Sub, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 10/2/25	3,699	3,684,884

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24	1,974	1,978,236

Epicor Software Corporation, Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 7/30/27	3,763	3,762,847

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24	1,488	1,464,670

Hyland Software, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24	4,043	4,052,690

Informatica, LLC, Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 2/25/27	3,349	3,322,571

LogMeIn, Inc.:

Term Loan, 8/31/27(18)	240	239,957

Term Loan, 8/31/27(18)	1,333	1,332,676

MA FinanceCo., LLC, Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24	50	49,221

RealPage, Inc.:

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	372	370,812

Term Loan, 4/24/28(18)	1,500	1,495,209

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	60	46,856

Seattle Spinco, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 6/21/24	336	332,403

SolarWinds Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/24	1,677	1,656,842

Tibco Software, Inc., Term Loan, 3.87%, (1 mo. USD LIBOR + 3.75%), 6/30/26	3,324	3,313,334

15	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Uber Technologies, Inc.:

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 4/4/25	1,229	$1,229,721

Term Loan, 3.606%, (1 mo. USD LIBOR + 3.50%), 2/16/27	1,495	1,493,701

Ultimate Software Group, Inc. (The):

Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 5/4/26	2,470	2,474,357

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26	1,494	1,497,983

Veritas US, Inc., Term Loan, 9/1/25(18)	1,250	1,261,914

		$38,860,361

Financial Intermediaries — 0.0%(10)

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	183	$199,510

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	13	14,457

		$213,967

Food Products — 1.7%

HLF Financing S.a.r.l., Term Loan, 2.613%, (1 mo. USD LIBOR + 2.50%), 8/18/25	2,610	$2,605,323

JBS USA LUX S.A., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/1/26	2,875	2,869,832

Nomad Foods Europe Midco Limited, Term Loan, 2.365%, (1 mo. USD LIBOR + 2.25%), 5/15/24	2,623	2,604,776

Post Holdings, Inc., Term Loan, 10/21/24(18)	220	221,341

		$8,301,272

Food Service — 0.6%

1011778 B.C. Unlimited Liability Company, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 11/19/26	2,395	$2,363,092

IRB Holding Corp., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27	481	479,894

		$2,842,986

Health Care — 2.6%

ADMI Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 4/30/25	543	$537,499

athenahealth, Inc., Term Loan, 4.453%, (3 mo. USD LIBOR + 4.25%), 2/11/26	1,300	1,307,042

Avantor Funding, Inc.:

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.00%, Floor 1.00%), 11/21/24	1,743	1,745,875

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), 11/8/27	499	499,748

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)

Change Healthcare Holdings, LLC, Term Loan, 3.50%, (USD LIBOR + 2.50%, Floor 1.00%), 3/1/24(17)	2,272	$2,272,200

CHG Healthcare Services, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/7/23	845	844,468

National Mentor Holdings, Inc.:

Term Loan, 1.875%, 3/2/28(19)	152	151,507

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28	1,378	1,377,336

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/18/28	46	45,851

Navicure, Inc., Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 10/22/26	1,496	1,498,092

Ortho-Clinical Diagnostics S.A., Term Loan, 3.361%, (1 mo. USD LIBOR + 3.25%), 6/30/25	228	227,549

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 11/16/25	108	108,171

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24	1,570	1,548,683

Verscend Holding Corp., Term Loan, 4.113%, (3 mo. USD LIBOR + 4.00%), 8/27/25	456	457,663

		$12,621,684

Industrial Equipment — 2.8%

Apex Tool Group, LLC, Term Loan, 6.75%, (1 mo. USD LIBOR + 5.50%, Floor 1.25%), 8/1/24	2,521	$2,525,499

DexKo Global, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/24/24	1,084	1,084,214

EWT Holdings III Corp., Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 4/1/28	1,000	994,792

Filtration Group Corporation, Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 3/29/25	2,662	2,637,643

Gardner Denver, Inc., Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/1/27	193	190,514

Hillman Group, Inc. (The), Term Loan, 4.113%, (1 mo. USD LIBOR + 4.00%), 5/31/25	14	13,712

Ingersoll-Rand Services Company, Term Loan, 1.863%, (1 mo. USD LIBOR + 1.75%), 3/1/27	990	978,244

LTI Holdings, Inc., Term Loan, 3.613%, (1 mo. USD LIBOR + 3.50%), 9/6/25	990	975,742

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25	1,922	1,856,828

Vertical Midco GmbH, Term Loan, 4.478%, (6 mo. USD LIBOR + 4.25%), 7/30/27	2,246	2,252,503

		$13,509,691

16	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance — 2.2%

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		2,070	$2,051,518

Asurion, LLC:

Term Loan, 3.113%, (1 mo. USD LIBOR + 3.00%), 11/3/23		335	334,188

Term Loan, 3.363%, (1 mo. USD LIBOR + 3.25%), 12/23/26		1,426	1,418,401

Term Loan - Second Lien, 5.363%, (1 mo. USD LIBOR + 5.25%), 1/31/28		1,000	1,016,000

Hub International Limited:

Term Loan, 3.176%, (3 mo. USD LIBOR + 3.00%), 4/25/25		2,702	2,669,935

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 4/25/25		998	998,524

USI, Inc., Term Loan, 3.203%, (3 mo. USD LIBOR + 3.00%), 5/16/24		2,226	2,205,509

			$10,694,075

Leisure Goods / Activities / Movies — 1.9%

Bombardier Recreational Products, Inc., Term Loan, 2.113%, (1 mo. USD LIBOR + 2.00%), 5/24/27		722	$714,047

Crown Finance US, Inc.:

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		2,779	2,392,861

Term Loan, 3.75%, (6 mo. USD LIBOR + 2.75%, Floor 1.00%), 9/30/26		247	210,661

Term Loan, 15.453%, (3 mo. USD LIBOR + 15.25%), 7.203% cash, 8.25% PIK, 5/23/24		408	514,810

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		3,500	3,485,416

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75%, cash, 1.25% PIK, 3/27/25		20	18,551

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75%, cash, 1.25% PIK, 3/27/25		79	74,206

Playtika Holding Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/13/28		421	419,650

SRAM, LLC, Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 3/15/24(17)		156	155,319

UFC Holdings, LLC, Term Loan, 4/29/26(18)		1,000	998,229

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	42	45,964

			$9,029,714

Lodging and Casinos — 0.6%

Golden Nugget, Inc., Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		2,394	$2,368,961

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24	583	$559,455

		$2,928,416

Oil and Gas — 1.1%

Blackstone CQP Holdco L.P., Term Loan, 3.687%, (3 mo. USD LIBOR + 3.50%), 9/30/24	1,496	$1,496,193

CITGO Petroleum Corporation, Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24	2,067	2,077,549

Prairie ECI Acquiror L.P., Term Loan, 4.863%, (1 mo. USD LIBOR + 4.75%), 3/11/26	1,475	1,437,818

PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24	195	191,306

		$5,202,866

Publishing — 0.4%

Getty Images, Inc., Term Loan, 4.613%, (1 mo. USD LIBOR + 4.50%), 2/19/26	2,145	$2,133,018

		$2,133,018

Radio and Television — 0.4%

Sinclair Television Group, Inc., Term Loan, 2.62%, (1 mo. USD LIBOR + 2.50%), 9/30/26	1,987	$1,965,060

		$1,965,060

Retailers (Except Food and Drug) — 1.2%

BJ’s Wholesale Club, Inc., Term Loan, 2.111%, (1 mo. USD LIBOR + 2.00%), 2/3/24	1,189	$1,189,376

Great Outdoors Group, LLC, Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	2,719	2,735,162

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	196	194,993

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	1,408	1,413,808

		$5,533,339

Steel — 0.1%

Zekelman Industries, Inc., Term Loan, 2.11%, (1 mo. USD LIBOR + 2.00%), 1/24/27	485	$481,140

		$481,140

Telecommunications — 1.4%

CenturyLink, Inc., Term Loan, 2.363%, (1 mo. USD LIBOR + 2.25%), 3/15/27	2,743	$2,714,216

17	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)

eircom Finco S.a.r.l., Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), 5/15/26	EUR	76	$91,886

Ziggo Financing Partnership, Term Loan, 2.615%, (1 mo. USD LIBOR + 2.50%), 4/30/28		3,850	3,815,778

			$6,621,880

Utilities — 0.3%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25		1,292	$1,280,396

			$1,280,396

Total Senior Floating-Rate Loans (identified cost $197,015,807)			$197,754,257

Warrants — 0.0%(10)
Security		Shares	Value

Cineworld Group PLC, Exp. 11/23/25(6)(7)		128,689	$98,194

iHeartMedia, Inc., Exp. 5/1/39(6)(7)		427	8,173

Sable Permian Resources, LLC, Exp. 5/2/22(6)(7)(8)		1,938,645	0

Total Warrants (identified cost $7,076)			$106,367

Short-Term Investments — 9.3%
Description		Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(20)		44,394,596	$44,394,596

Total Short-Term Investments (identified cost $44,394,596)			$44,394,596

Total Investments — 104.5% (identified cost $501,255,176)			$500,127,589

Less Unfunded Loan Commitments — (0.0)%(10)			$(151,531)

Net Investments — 104.5% (identified cost $501,103,645)			$499,976,058

Other Assets, Less Liabilities — (4.5)%			$(21,630,252)

Net Assets — 100.0%			$478,345,806

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $133,728,123 or 28.0% of the Fund’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)	When-issued security. For a variable rate security, interest rate will be determined after April 30, 2021.

(4)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(5)	Step coupon security. Interest rate represents the rate in effect at April 30, 2021.

(6)	Non-income producing security.

(7)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(8)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(9)	Restricted security (see Note 8).

(10)	Amount is less than 0.05% or (0.05)%, as applicable.

(11)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $75,286,314 or 15.7% of the Fund’s net assets.

(12)	Security converts to variable rate after the indicated fixed-rate coupon period.

(13)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(14)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(15)	Issuer is in default with respect to interest and/or principal payments.

(16)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(17)

The stated interest rate represents the weighted average interest rate at April 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(18)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

18	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

(19)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At April 30, 2021, the total value of unfunded loan commitments is $151,507. See Note 1G for description.

(20)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	867,840	EUR	721,656	State Street Bank and Trust Company	5/3/21	$230	$—

USD	517,928	EUR	374,892	State Street Bank and Trust Company	5/4/21	184	—

EUR	277,000	USD	334,796	Citibank, N.A.	5/5/21	—	(1,766)

EUR	1,147,299	USD	1,382,202	State Street Bank and Trust Company	7/30/21	—	(389)

USD	14,403,054	EUR	11,867,544	Citibank, N.A.	7/30/21	109,720	—

USD	14,187,981	EUR	11,690,427	Goldman Sachs International	7/30/21	107,967	—

USD	14,403,108	EUR	11,867,444	State Street Bank and Trust Company	7/30/21	109,893	—

USD	746,299	EUR	616,000	State Street Bank and Trust Company	7/30/21	4,386	—

USD	213,838	EUR	176,056	State Street Bank and Trust Company	7/30/21	1,795	—

USD	3,893,085	GBP	2,791,590	Bank of America, N.A.	7/30/21	36,863	—

USD	3,893,700	GBP	2,792,000	State Street Bank and Trust Company	7/30/21	36,910	—

USD	104,350	GBP	74,833	State Street Bank and Trust Company	7/30/21	978	—

USD	316,831	GBP	229,260	State Street Bank and Trust Company	7/30/21	138	—

						$409,064	$(2,155)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

19	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $456,709,049)	$455,581,462

Affiliated investment, at value (identified cost, $44,394,596)	44,394,596

Cash	784,007

Deposits for derivatives collateral — forward foreign currency exchange contracts	210,000

Foreign currency, at value (identified cost, $465,809)	463,874

Interest receivable	3,201,892

Dividends receivable from affiliated investment	2,641

Receivable for investments sold	4,712,724

Receivable for Fund shares sold	387,465

Receivable for open forward foreign currency exchange contracts	409,064

Tax reclaims receivable	36,999

Receivable from affiliate	52,064

Total assets	$510,236,788

Liabilities

Cash collateral due to brokers	$210,000

Payable for investments purchased	24,961,635

Payable for when-issued securities	5,110,509

Payable for Fund shares redeemed	945,274

Payable for open forward foreign currency exchange contracts	2,155

Distributions payable	94,475

Payable to affiliates:

Investment adviser and administration fee	210,642

Distribution and service fees	37,056

Trustees’ fees	1,750

Accrued expenses	317,486

Total liabilities	$31,890,982

Net Assets	$478,345,806

Sources of Net Assets

Paid-in capital	$688,605,624

Accumulated loss	(210,259,818)

Total	$478,345,806

20	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited) — continued

Class A Shares	April 30, 2021

Net Assets	$61,644,271

Shares Outstanding	5,771,068

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.68

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$11.21

Class C Shares

Net Assets	$29,149,908

Shares Outstanding	2,726,564

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.69

Class I Shares

Net Assets	$347,237,954

Shares Outstanding	32,424,100

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.71

Class R6 Shares

Net Assets	$40,313,673

Shares Outstanding	3,765,938

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.70

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

21	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income (net of foreign taxes, $137)	$9,836,535

Dividends	102,872

Dividends from affiliated investment	15,292

Total investment income	$9,954,699

Expenses

Investment adviser and administration fee	$1,159,383

Distribution and service fees

Class A	79,604

Class C	157,326

Trustees’ fees and expenses	10,390

Custodian fee	100,765

Transfer and dividend disbursing agent fees	114,817

Legal and accounting services	53,329

Printing and postage	22,877

Registration fees	58,231

Miscellaneous	25,765

Total expenses	$1,782,487

Net investment income	$8,172,212

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$7,841,531

Foreign currency transactions	82,341

Forward foreign currency exchange contracts	(2,279,389)

Net realized gain	$5,644,483

Change in unrealized appreciation (depreciation) —

Investments	$13,728,019

Foreign currency	33,499

Forward foreign currency exchange contracts	(205,515)

Net change in unrealized appreciation (depreciation)	$13,556,003

Net realized and unrealized gain	$19,200,486

Net increase in net assets from operations	$27,372,698

22	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$8,172,212	$14,387,733

Net realized gain (loss)	5,644,483	(4,301,710)

Net change in unrealized appreciation (depreciation)	13,556,003	(7,040,381)

Net increase in net assets from operations	$27,372,698	$3,045,642

Distributions to shareholders —

Class A	$(1,261,674)	$(2,182,301)

Class C	(505,521)	(1,489,679)

Class I	(6,671,417)	(11,549,478)

Class R6	(171,111)	(86,927)

Total distributions to shareholders	$(8,609,723)	$(15,308,385)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,428,057	$27,645,321

Class C	976,277	3,318,985

Class I	102,876,686	243,586,808

Class R6	37,578,136	2,954,799

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	910,229	1,688,794

Class C	495,362	1,270,848

Class I	6,516,032	11,146,623

Class R6	155,060	86,848

Cost of shares redeemed

Class A	(10,858,183)	(17,905,187)

Class C	(5,884,998)	(22,544,513)

Class I	(80,677,714)	(146,092,195)

Class R6	(705,969)	(1,009,246)

Net asset value of shares converted

Class A	2,233,681	1,595,203

Class C	(2,233,681)	(1,595,203)

Issued in connection with tax-free reorganization (see Note 13)

Class A	—	49,265,322

Class C	—	56,076,812

Class I	—	132,888,445

Class R6	—	968,404

Net increase in net assets from Fund share transactions	$54,808,975	$343,346,868

Net increase in net assets	$73,571,950	$331,084,125

Net Assets

At beginning of period	$404,773,856	$73,689,731

At end of period	$478,345,806	$404,773,856

23	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$10.210		$10.760		$10.620		$10.830		$10.030		$9.870

Income (Loss) From Operations

Net investment income(1)	$0.197		$0.423		$0.496		$0.216		$0.142		$0.162

Net realized and unrealized gain (loss)	0.481		(0.500)		0.148		(0.118)		0.860		0.332

Total income (loss) from operations	$0.678		$(0.077)		$0.644		$0.098		$1.002		$0.494

Less Distributions

From net investment income	$(0.208)		$(0.473)		$(0.504)		$(0.308)		$(0.202)		$(0.163)

From net realized gain	—		—		—		—		—		(0.072)

Tax return of capital	—		—		—		—		—		(0.099)

Total distributions	$(0.208)		$(0.473)		$(0.504)		$(0.308)		$(0.202)		$(0.334)

Net asset value — End of period	$10.680		$10.210		$10.760		$10.620		$10.830		$10.030

Total Return(2)	6.66	%(3)	(0.66	)%(4)	6.22	%(4)	0.89	%(4)	10.12	%(4)	5.26	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$61,644		$63,023		$3,888		$1,032		$25,477		$31,341

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.98	%(6)	0.99	%(4)	1.00	%(4)	1.08	%(4)(7)(8)	1.08	%(4)(7)(8)	1.17	%(4)(7)(8)

Net investment income	3.75	%(6)	4.13%		4.64%		2.00%		1.37%		1.65%

Portfolio Turnover.	50	%(3)	93%		96%		113	%(9)	55	%(9)	49	%(9)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.22%, 0.14% and 0.20% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(6)	Annualized.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27% and 0.18% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively).

(8)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018, 2017 and 2016.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

24	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$10.220		$10.770		$10.620		$10.790		$9.990		$9.830

Income (Loss) From Operations

Net investment income(1)	$0.158		$0.353		$0.411		$0.159		$0.057		$0.087

Net realized and unrealized gain (loss)	0.481		(0.508)		0.154		(0.090)		0.866		0.336

Total income (loss) from operations	$0.639		$(0.155)		$0.565		$0.069		$0.923		$0.423

Less Distributions

From net investment income	$(0.169)		$(0.395)		$(0.415)		$(0.239)		$(0.123)		$(0.121)

From net realized gain	—		—		—		—		—		(0.072)

Tax return of capital	—		—		—		—		—		(0.070)

Total distributions	$(0.169)		$(0.395)		$(0.415)		$(0.239)		$(0.123)		$(0.263)

Net asset value — End of period	$10.690		$10.220		$10.770		$10.620		$10.790		$9.990

Total Return(2)	6.27	%(3)	(1.40	)%(4)	5.43	%(4)	0.63	%(4)	9.33	%(4)	4.42	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,150		$34,273		$1,259		$693		$1,366		$1,526

Ratios (as a percentage of average daily net assets):(5)

Expenses	1.73	%(6)	1.74	%(4)	1.75	%(4)	1.82	%(4)(7)(8)	1.83	%(4)(7)(8)	1.92	%(4)(7)(8)

Net investment income	3.00	%(6)	3.45%		3.85%		1.48%		0.56%		0.89%

Portfolio Turnover.	50	% (3)	93%		96%		113	%(9)	55	%(9)	49	%(9)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.28%, 0.14% and 0.20% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(6)	Annualized.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27% and 0.18% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively).

(8)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018, 2017 and 2016.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

25	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$10.240		$10.790		$10.650		$10.820		$10.020		$9.860

Income (Loss) From Operations

Net investment income(1)	$0.210		$0.449		$0.526		$0.278		$0.153		$0.236

Net realized and unrealized gain (loss)	0.482		(0.499)		0.146		(0.093)		0.875		0.284

Total income (loss) from operations	$0.692		$(0.050)		$0.672		$0.185		$1.028		$0.520

Less Distributions

From net investment income	$(0.222)		$(0.500)		$(0.532)		$(0.355)		$(0.228)		$(0.179)

From net realized gain	—		—		—		—		—		(0.072)

Tax return of capital	—		—		—		—		—		(0.109)

Total distributions	$(0.222)		$(0.500)		$(0.532)		$(0.355)		$(0.228)		$(0.360)

Net asset value — End of period	$10.710		$10.240		$10.790		$10.650		$10.820		$10.020

Total Return(2)	6.78	%(3)	(0.40	)%(4)	6.48	%(4)	1.72	%(4)	10.41	%(4)	5.43	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$347,238		$304,389		$68,533		$17,654		$12,883		$11,812

Ratios (as a percentage of average daily net assets):(5)

Expenses	0.73	%(6)	0.74	%(4)	0.75	%(4)	0.81	%(4)(7)(8)	0.83	%(4)(7)(8)	0.92	%(4)(7)(8)

Net investment income	3.98	%(6)	4.38%		4.90%		2.59%		1.47%		2.41%

Portfolio Turnover.	50	%(3)	93%		96%		113	%(9)	55	%(9)	49	%(9)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)

The investment adviser and administrator (and sub-adviser, if applicable) reimbursed certain operating expenses (equal to 0.01%, 0.70%, 0.33%, 0.14% and 0.20% of average daily net assets for the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.

(6)	Annualized.

(7)

Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27% and 0.18% of average daily net assets for the years ended October 31, 2018, 2017 and 2016, respectively).

(8)	Includes interest and dividend expense, including on securities sold short, of less than 0.005% of average daily net assets for each of the years ended October 31, 2018, 2017 and 2016.

(9)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

26	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Financial Highlights — continued

	Class R6
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31, 2020		Period Ended October 31, 2019(1)

Net asset value — Beginning of period	$10.230		$10.790		$10.820

Income (Loss) From Operations

Net investment income(2)	$0.201		$0.443		$0.059

Net realized and unrealized gain (loss)	0.493		(0.501)		(0.011)

Total income (loss) from operations	$0.694		$(0.058)		$0.048

Less Distributions

From net investment income	$(0.224)		$(0.502)		$(0.078)

Total distributions	$(0.224)		$(0.502)		$(0.078)

Net asset value — End of period	$10.700		$10.230		$10.790

Total Return(3)	6.81	%(4)	(0.47	)%(5)	0.44	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,314		$3,089		$10

Ratios (as a percentage of average daily net assets):

Expenses	0.68	%(6)	0.69	%(5)	0.75	%(5)(6)

Net investment income	3.79	%(6)	4.34%		3.40	%(6)

Portfolio Turnover	50	%(4)	93%		96	%(7)

(1)	For the period from the commencement of operations, September 3, 2019, to October, 31, 2019.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)

The investment adviser and administrator and sub-adviser reimbursed certain operating expenses (equal to 0.01% and 0.68% of average daily net assets for the year ended October 31, 2020 and the period ended October 31, 2019, respectively). Absent this reimbursement, total return would be lower.

(6)	Annualized.

(7)	For the year ended October 31, 2019.

27	See Notes to Financial Statements.

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Multi-Asset Credit Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

28

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering

29

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (if any) are made annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $211,233,069 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $2,200,242 are short-term and $209,032,827 are long-term.

Deferred capital losses of $206,047,624 included in the amounts above are available to the Fund as a result of the reorganization on December 13, 2019 (see Note 13). Utilization of a portion of the Fund’s deferred capital losses may be limited in accordance with certain income tax regulations.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$504,192,830

Gross unrealized appreciation	$12,041,565

Gross unrealized depreciation	(15,851,428)

Net unrealized depreciation	$(3,809,863)

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate of 0.55% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) up to $1 billion, 0.53% from $1 billion but less than $2.5 billion, 0.51% from $2.5 billion but less than $5 billion and 0.50% on Investable Assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the investment adviser and administration fee paid by the Fund on Investable Assets amounted to $1,159,383 or 0.55% (annualized) of the Fund’s average daily net assets.

Pursuant to an investment sub-advisory agreement, EVM has delegated a portion of the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with

30

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

the Transaction, EVM entered into a new investment sub-advisory agreement with EVAIL, which took effect on March 1, 2021. EVM pays EVAIL a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and EVAIL have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.99%, 1.74%, 0.74% and 0.69% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, no operating expenses were allocated to EVM and EVAIL for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $4,070 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $835 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the six months ended April 30, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$260,902,267	$204,250,044

U.S. Government and Agency Securities	—	172,396

	$260,902,267	$204,422,440

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $79,604 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $117,995 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $39,331 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by each of Class A and Class C shareholders.

31

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	322,455	2,705,317

Issued to shareholders electing to receive payments of distributions in Fund shares	85,686	165,554

Redemptions	(1,022,764)	(1,752,775)

Issued in connection with tax-free reorganization (see Note 13)	—	4,539,278

Converted from Class C shares	212,614	154,427

Net increase (decrease)	(402,009)	5,811,801

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	92,234	329,726

Issued to shareholders electing to receive payments of distributions in Fund shares	46,597	124,404

Redemptions	(553,888)	(2,224,762)

Issued in connection with tax-free reorganization (see Note 13)	—	5,162,109

Converted to Class A shares	(212,411)	(154,285)

Net increase (decrease)	(627,468)	3,237,192

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	9,655,699	24,517,251

Issued to shareholders electing to receive payments of distributions in Fund shares	611,551	1,089,222

Redemptions	(7,581,551)	(14,432,115)

Issued in connection with tax-free reorganization (see Note 13)	—	12,212,440

Net increase	2,685,699	23,386,798

Class R6	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	3,516,022	301,127

Issued to shareholders electing to receive payments of distributions in Fund shares	14,531	8,514

Redemptions	(66,423)	(97,770)

Issued in connection with tax-free reorganization (see Note 13)	—	89,006

Net increase	3,464,130	300,877

At April 30, 2021, an Eaton Vance collective investment trust and donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 25.1% of the value of the outstanding shares of the Fund.

32

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

8  Restricted Securities

At April 30, 2021, the Fund owned the following securities (representing less than 0.05% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Extraction Oil & Gas, Inc.	1/28/21	1,249	$18,463	$52,010

Total Restricted Securities			$18,463	$52,010

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Foreign Exchange Risk: The Fund engages in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $2,155. At April 30, 2021, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at April 30, 2021.

33

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$409,064	(1)	$(2,155	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Fund’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$36,863	$—	$—	$(36,863)	$—

Citibank, N.A.	109,720	(1,766)	—	—	107,954

Goldman Sachs International	107,967	—	—	(50,000)	57,967

State Street Bank and Trust Company	154,514	(389)	—	—	154,125

	$409,064	$(2,155)	$—	$(86,863)	$320,046

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Citibank, N.A.	$(1,766)	$1,766	$—	$—	$—

State Street Bank and Trust Company	(389)	389	—	—	—

	$(2,155)	$2,155	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(2,279,389)	$(205,515)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $80,858,000.

34

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

11  Investments in Affiliated Funds

At April 30, 2021, the value of the Fund’s investment in affiliated funds was $44,394,596, which represents 9.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$17,738,064	$253,476,744	$(226,820,212)	$—	$—	$44,394,596	$15,292	44,394,596

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

35

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$27,313,476	$—	$27,313,476

Collateralized Mortgage Obligations	—	6,410,437	—	6,410,437

Commercial Mortgage-Backed Securities	—	4,253,848	—	4,253,848

Common Stocks	643,477	—	52,010	695,487

Convertible Bonds	—	765,916	—	765,916

Corporate Bonds	—	205,017,521	752,307	205,769,828

Exchange-Traded Funds	9,031,667	—	—	9,031,667

Foreign Government Bonds	—	2,724,708	—	2,724,708

Preferred Stocks	907,002	—	—	907,002

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	197,602,726	—	197,602,726

Warrants	8,173	98,194	0	106,367

Short-Term Investments	—	44,394,596	—	44,394,596

Total Investments	$10,590,319	$488,581,422	$804,317	$499,976,058

Forward Foreign Currency Exchange Contracts	$—	$409,064	$—	$409,064

Total	$10,590,319	$488,990,486	$804,317	$500,385,122

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,155)	$—	$(2,155)

Total	$—	$(2,155)	$—	$(2,155)

*	None of unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

13  Reorganization

At the close of business on December 13, 2019, the Fund acquired the net assets of Eaton Vance Multisector Income Fund (Multisector Income Fund) pursuant to an Agreement and Plan of Reorganization approved by shareholders of Multisector Income Fund. The purpose of the transaction was to combine two funds managed by EVM with substantially similar investment objectives and policies. The reorganization was accomplished by a tax-free exchange of 4,386,415 shares of Class A of the Fund (valued at $47,606,278) for the 4,547,826 shares of Class A of Multisector Income Fund, 5,162,109 shares of Class C of the Fund (valued at $56,076,812) for the 5,370,501 shares of Class C of Multisector Income Fund, 12,212,440 shares of Class I of the Fund (valued at $132,888,445) for the 12,694,327 shares of Class I of Multisector Income Fund, 152,863 shares of Class A of the Fund (valued at $1,659,044) for the 158,727 shares of Class R of Multisector Income Fund and 89,006 shares of Class R6 of the Fund (valued at $968,404) for the 92,471 shares of Class R6 of Multisector Income Fund, each outstanding on December 13, 2019.

The investment portfolio of Multisector Income Fund, with a fair value of $169,177,982 and identified cost of $176,544,264 and cash were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Multisector Income Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $95,039,766. The net assets of Multisector Income Fund at that date of $239,198,983, including $206,134,234 of accumulated net realized losses and $7,329,068 of unrealized depreciation, were combined with those of the Fund, resulting in combined net assets of $334,238,749.

Assuming the acquisition had been completed on November 1, 2019, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2020 are as follows:

Net investment income	$15,350,798

Net realized and unrealized loss	$(11,304,651)

Net increase in net assets from operations	$4,046,147

36

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Multisector Income Fund that have been included in the Fund’s Statement of Operations since December 13, 2019.

14  Risks and Uncertainties

LIBOR Transition Risk

Certain instruments held by the Fund may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

37

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Multi-Asset Credit Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 for the following purposes: (1) to approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Fund’s investment adviser and administrator (“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as the Fund’s investment sub-adviser (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	23,833,699.551	235,999.306	965,697.373	0

Proposal 2	23,866,579.806	239,348.468	929,467.956	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

38

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Multi-Asset Credit Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Multi-Asset Credit Fund	Eaton Vance Management	Eaton Vance Advisers International Ltd.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

39

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

40

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

41

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

42

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

43

Eaton Vance

Multi-Asset Credit Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

44

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

45

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

46

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

47

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7783    4.30.21

Parametric

Tax-Managed International Equity Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser and Parametric Portfolio Associates LLC (Parametric), sub-adviser to the Fund, are registered with the CFTC as commodity pool operators. The adviser and Parametric are also registered as commodity trading advisors.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-260-0761.

Semiannual Report April 30, 2021

Parametric

Tax-Managed International Equity Fund

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Performance1,2

Portfolio Managers Thomas C. Seto, Paul W. Bouchey, CFA and Jennifer Sireklove, CFA, each of Parametric Portfolio Associates LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Investor Class at NAV	04/22/1998	04/22/1998	26.29%	37.44%	8.65%	4.90%
Class C at NAV	04/22/1998	04/22/1998	25.76	36.36	7.83	4.12
Class C with 1% Maximum Sales Charge	—	—	24.76	35.36	7.83	4.12
Institutional Class at NAV	09/02/2008	04/22/1998	26.44	37.77	8.91	5.17

MSCI EAFE Index	—	—	28.84%	39.88%	8.87%	5.22%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Investor Class After Taxes on Distributions	04/22/1998	04/22/1998	37.37%	8.53%	4.80%
Investor Class After Taxes on Distributions and Sale of Fund Shares	—	—	22.67	7.34	4.26
Class C After Taxes on Distributions	04/22/1998	04/22/1998	35.61	7.87	4.10
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	21.17	6.67	3.56
Institutional Class After Taxes on Distributions	09/02/2008	04/22/1998	37.63	8.75	5.04
Institutional Class After Taxes on Distributions and Sale of Fund Shares	—	—	22.92	7.56	4.50

% Total Annual Operating Expense Ratios[3]			Investor Class	Class C	Institutional Class

Gross			1.50%	2.25%	1.25%
Net			1.05	1.80	0.80

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Fund Profile4

Sector Allocation (% of net assets)5

Geographic Allocation (% of common stocks)

Top 10 Holdings (% of net assets)5

Nestle S.A.	1.2%

Air Liquide S.A.	1.1

Cie Financiere Richemont S.A.	1.1

ASML Holding NV	0.8

Sanofi	0.8

SAP SE	0.8

TOTAL SE	0.7

CSL, Ltd.	0.7

Deutsche Telekom AG	0.7

BASF SE	0.7

Total	8.6%

See Endnotes and Additional Disclosures in this report.

3

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

4

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Investor Class	$1,000.00	$1,262.90	$5.89	**	1.05%
Class C	$1,000.00	$1,257.60	$10.08	**	1.80%
Institutional Class	$1,000.00	$1,264.40	$4.49	**	0.80%

Hypothetical
(5% return per year before expenses)
Investor Class	$1,000.00	$1,019.60	$5.26	**	1.05%
Class C	$1,000.00	$1,015.90	$9.00	**	1.80%
Institutional Class	$1,000.00	$1,020.80	$4.01	**	0.80%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

5

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $31,855,982)	$38,322,211

Receivable for Fund shares sold	8,482

Receivable from affiliates	10,130

Total assets	$38,340,823

Liabilities

Payable for Fund shares redeemed	$88,084

Payable to affiliates:

Distribution and service fees	4,879

Trustees’ fees	43

Accrued expenses	37,340

Total liabilities	$130,346

Net Assets	$38,210,477

Sources of Net Assets

Paid-in capital	$32,153,120

Distributable earnings	6,057,357

Total	$38,210,477

Investor Class Shares

Net Assets	$21,935,453

Shares Outstanding	1,676,131

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.09

Class C Shares

Net Assets	$420,361

Shares Outstanding	33,773

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$12.45

Institutional Class Shares

Net Assets	$15,854,663

Shares Outstanding	1,215,206

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.05

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

6	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends allocated from Portfolio (net of foreign taxes, $58,960)	$448,230

Securities lending income allocated from Portfolio, net	7,929

Expenses allocated from Portfolio	(122,056)

Total investment income from Portfolio	$334,103

Expenses

Distribution and service fees

Investor Class	$26,555

Class C	2,303

Trustees’ fees and expenses	250

Custodian fee	8,979

Transfer and dividend disbursing agent fees	26,896

Legal and accounting services	12,704

Printing and postage	11,046

Registration fees	25,159

Miscellaneous	4,885

Total expenses	$118,777

Deduct —

Allocation of expenses to affiliates	$68,605

Total expense reductions	$68,605

Net expenses	$50,172

Net investment income	$283,931

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$14,613

Foreign currency transactions	3,709

Net realized gain	$18,322

Change in unrealized appreciation (depreciation) —

Investments	$7,618,282

Foreign currency	2,565

Net change in unrealized appreciation (depreciation)	$7,620,847

Net realized and unrealized gain	$7,639,169

Net increase in net assets from operations	$7,923,100

7	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$283,931	$472,137

Net realized gain (loss)	18,322	(272,619)

Net change in unrealized appreciation (depreciation)	7,620,847	(2,591,611)

Net increase (decrease) in net assets from operations	$7,923,100	$(2,392,093)

Distributions to shareholders —

Investor Class	$(234,080)	$(485,025)

Class C	—	(26,198)

Institutional Class	(179,742)	(349,344)

Total distributions to shareholders	$(413,822)	$(860,567)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Investor Class	$186,103	$230,533

Class C	10,719	30,967

Institutional Class	2,053,629	4,882,260

Net asset value of shares issued to shareholders in payment of distributions declared

Investor Class	216,129	454,889

Class C	—	17,501

Institutional Class	172,530	324,944

Cost of shares redeemed

Investor Class	(1,358,691)	(3,151,613)

Class C	(89,751)	(589,850)

Institutional Class	(812,454)	(5,543,016)

Net asset value of shares converted

Investor Class	224,878	578,452

Class C	(224,878)	(578,452)

Net increase (decrease) in net assets from Fund share transactions	$378,214	$(3,343,385)

Net increase (decrease) in net assets	$7,887,492	$(6,596,045)

Net Assets

At beginning of period	$30,322,985	$36,919,030

At end of period	$38,210,477	$30,322,985

8	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Financial Highlights

	Investor Class

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$10.480		$11.330	$10.370	$11.310	$9.460	$9.590

Income (Loss) From Operations

Net investment income(1)	$0.091		$0.147	$0.242	$0.179	$0.204	$0.156

Net realized and unrealized gain (loss)	2.654		(0.738)	0.887	(0.848)	1.810	(0.140)

Total income (loss) from operations	$2.745		$(0.591)	$1.129	$(0.669)	$2.014	$0.016

Less Distributions

From net investment income	$(0.135)		$(0.259)	$(0.169)	$(0.271)	$(0.164)	$(0.146)

Total distributions	$(0.135)		$(0.259)	$(0.169)	$(0.271)	$(0.164)	$(0.146)

Net asset value — End of period	$13.090		$10.480	$11.330	$10.370	$11.310	$9.460

Total Return(2)(3)	26.29	%(4)	(5.41)%	11.16%	(6.09)%	21.69%	0.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$21,935		$18,165	$21,757	$17,824	$21,885	$19,851

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	1.05	%(6)	1.05%	1.05%	1.05%	1.11%	1.50%

Net investment income	1.47	%(6)	1.37%	2.26%	1.59%	2.00%	1.67%

Portfolio Turnover of the Portfolio	17	%(4)	10%	37%	30%	26%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.45%, 0.51%, 0.41%, 0.34% and 0.22% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

9	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$9.900		$10.690	$9.770	$10.670	$8.930	$9.060

Income (Loss) From Operations

Net investment income(1)	$0.035		$0.062	$0.119	$0.086	$0.121	$0.080

Net realized and unrealized gain (loss)	2.515		(0.701)	0.886	(0.794)	1.713	(0.135)

Total income (loss) from operations	$2.550		$(0.639)	$1.005	$(0.708)	$1.834	$(0.055)

Less Distributions

From net investment income	$—		$(0.151)	$(0.085)	$(0.192)	$(0.094)	$(0.075)

Total distributions	$—		$(0.151)	$(0.085)	$(0.192)	$(0.094)	$(0.075)

Net asset value — End of period	$12.450		$9.900	$10.690	$9.770	$10.670	$8.930

Total Return(2)(3)	25.76	%(4)	(6.11)%	10.42%	(6.78)%	20.78%	(0.60)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$420		$598	$1,862	$6,186	$8,026	$7,653

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	1.80	%(6)	1.80%	1.80%	1.80%	1.86%	2.25%

Net investment income	0.61	%(6)	0.62%	1.20%	0.81%	1.26%	0.91%

Portfolio Turnover of the Portfolio	17	%(4)	10%	37%	30%	26%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.45%, 0.51%, 0.41%, 0.34% and 0.22% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

10	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Financial Highlights — continued

	Institutional Class

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$10.460		$11.310	$10.350	$11.290	$9.450	$9.580

Income (Loss) From Operations

Net investment income(1)	$0.110		$0.173	$0.264	$0.198	$0.233	$0.179

Net realized and unrealized gain (loss)	2.643		(0.736)	0.895	(0.840)	1.796	(0.137)

Total income (loss) from operations	$2.753		$(0.563)	$1.159	$(0.642)	$2.029	$0.042

Less Distributions

From net investment income	$(0.163)		$(0.287)	$(0.199)	$(0.298)	$(0.189)	$(0.172)

Total distributions	$(0.163)		$(0.287)	$(0.199)	$(0.298)	$(0.189)	$(0.172)

Net asset value — End of period	$13.050		$10.460	$11.310	$10.350	$11.290	$9.450

Total Return(2)(3)	26.44	%(4)	(5.19)%	11.52%	(5.88)%	21.95%	0.49%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,855		$11,560	$13,301	$12,011	$10,331	$6,436

Ratios (as a percentage of average daily net assets):(5)

Expenses(3)	0.80	%(6)	0.80%	0.80%	0.80%	0.85%	1.25%

Net investment income	1.79	%(6)	1.62%	2.48%	1.76%	2.27%	1.92%

Portfolio Turnover of the Portfolio	17	%(4)	10%	37%	30%	26%	14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator of the Fund and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.38%, 0.45%, 0.51%, 0.41%, 0.35% and 0.22% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

11	See Notes to Financial Statements.

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Parametric Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Investor Class and Institutional Class shares are sold at net asset value and are not subject to a sales charge. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective March 1, 2013, Class C shares of the Fund are no longer available for purchase, except by existing shareholders (including shares acquired through the reinvestment of dividends and distributions) or employer sponsored retirement plans. Effective January 25, 2019, Class C shares generally automatically convert to Investor Class shares ten years after their purchase and, effective November 5, 2020, automatically convert to Investor Class shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (51.0% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

12

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $338,942 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $113,207 are short-term and $225,735 are long-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. Also effective March 1, 2021, EVM delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM, pursuant to an investment sub-advisory agreement. EVM pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM and Parametric have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80% and 0.80% of the Fund’s average daily net assets for Investor Class, Class C and Institutional Class, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM and Parametric were allocated $68,605 in total of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $6,570 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received distribution and service fees from Investor Class and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Investor Class shares (Investor Class Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Investor Class shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $26,555 for Investor Class shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $1,727 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $576 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

13

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received no CDSCs paid by Class C shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,430,708 and $1,510,726, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Investor Class	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	15,121	21,346

Issued to shareholders electing to receive payments of distributions in Fund shares	17,774	39,728

Redemptions	(108,116)	(301,673)

Converted from Class C shares	18,576	53,249

Net decrease	(56,645)	(187,350)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	907	3,028

Issued to shareholders electing to receive payments of distributions in Fund shares	—	1,609

Redemptions	(7,900)	(62,157)

Converted to Investor Class shares	(19,656)	(56,268)

Net decrease	(26,649)	(113,788)

Institutional Class	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	164,307	473,209

Issued to shareholders electing to receive payments of distributions in Fund shares	14,247	28,504

Redemptions	(68,179)	(572,975)

Net increase (decrease)	110,375	(71,262)

14

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 99.2%
Security	Shares	Value

Australia — 8.6%

Ampol, Ltd.	7,108	$140,112

ASX, Ltd.	1,525	85,688

Atlas Arteria, Ltd.(1)	14,585	67,599

Atlassian Corp. PLC, Class A(2)	1,600	380,096

Aurizon Holdings, Ltd.	14,009	40,303

AusNet Services	136,596	199,939

Beach Energy, Ltd.	59,556	57,726

BHP Group, Ltd.	8,972	326,544

Brambles, Ltd.	17,422	139,566

carsales.com, Ltd.	3,542	54,110

Charter Hall Long Wale REIT	6,388	24,056

Charter Hall Retail REIT	6,757	19,373

Cleanaway Waste Management, Ltd.	15,558	34,108

Coles Group, Ltd.	6,080	76,351

Commonwealth Bank of Australia	4,049	277,181

Computershare, Ltd.	10,972	119,295

Cromwell Property Group(1)	20,061	13,517

CSL, Ltd.	2,517	525,787

Dexus	13,975	109,701

Domain Holdings Australia, Ltd.(2)	29,017	113,232

Domino’s Pizza Enterprises, Ltd.	933	76,620

Goodman Group	10,280	149,909

GPT Group (The)	22,015	78,357

GWA Group, Ltd.	11,241	25,881

Hansen Technologies, Ltd.	14,633	64,156

Harvey Norman Holdings, Ltd.(1)	17,000	68,963

IDP Education, Ltd.(1)	3,186	55,650

Integrated Research, Ltd.	9,777	19,129

IRESS, Ltd.	3,720	28,877

JB Hi-Fi, Ltd.	3,464	123,232

Lendlease Corp., Ltd.(1)	4,427	43,259

Medibank Pvt, Ltd.	16,474	39,087

Mirvac Group	41,842	86,697

National Australia Bank, Ltd.	5,991	122,601

Newcrest Mining, Ltd.	2,354	48,111

NEXTDC, Ltd.(2)	5,120	45,534

Northern Star Resources, Ltd.	3,606	28,972

Orica, Ltd.(1)	4,147	43,175

Origin Energy, Ltd.	36,532	116,814

Qube Holdings, Ltd.	14,130	32,718

REA Group, Ltd.(1)	1,183	143,929

Rio Tinto, Ltd.	2,262	210,241

Shopping Centres Australasia Property Group	20,523	39,445

Spark Infrastructure Group	101,573	171,548

Security	Shares	Value

Australia (continued)

Suncorp Group, Ltd.	10,185	$82,372

Tabcorp Holdings, Ltd.	26,454	100,865

Technology One, Ltd.	10,774	78,602

Telstra Corp., Ltd.	23,311	60,897

TPG Telecom, Ltd.(1)	20,255	85,994

Transurban Group(1)	18,774	204,717

Vocus Group, Ltd.(2)	38,063	160,446

Washington H. Soul Pattinson & Co., Ltd.(1)	4,310	100,389

Waypoint REIT	10,481	20,142

Wesfarmers, Ltd.	7,953	331,529

Westpac Banking Corp.	3,483	67,120

Woodside Petroleum, Ltd.	3,791	66,118

Woolworths Group, Ltd.	14,196	430,551

		$6,456,931

Austria — 1.1%

ams AG(2)	3,049	$52,864

ANDRITZ AG	1,052	57,167

BAWAG Group AG(3)	822	44,341

CA Immobilien Anlagen AG	2,034	89,135

Erste Group Bank AG(2)	2,269	80,645

Lenzing AG(2)	466	61,516

Oesterreichische Post AG	768	34,047

OMV AG	2,540	124,863

PIERER Mobility AG(2)	420	37,491

S&T AG(2)	1,191	32,331

Telekom Austria AG	8,000	65,383

Verbund AG(1)	1,229	100,929

voestalpine AG	1,029	44,642

		$825,354

Belgium — 2.2%

Ackermans & van Haaren NV	184	$29,421

Ageas S.A./NV	1,164	70,399

Anheuser-Busch InBev S.A./NV	2,919	206,760

Befimmo S.A.	1,120	47,619

bpost S.A.(2)	5,479	58,229

Cofinimmo S.A.	488	74,817

D’Ieteren S.A./NV	637	69,167

Econocom Group S.A./NV(1)	10,730	42,923

Elia Group S.A./NV(1)	938	101,537

Etablissements Franz Colruyt NV	478	28,336

Euronav S.A.	5,526	47,630

EVS Broadcast Equipment S.A.(2)	1,740	36,809

Fagron	1,130	25,347

15	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Belgium (continued)

Groupe Bruxelles Lambert S.A.	459	$50,193

Materialise NV ADR(2)	900	26,928

Melexis NV	742	80,774

Montea C.V.A.	196	21,480

Proximus SADP	5,756	122,631

Shurgard Self Storage S.A.	466	21,679

Sofina S.A.	150	56,994

Telenet Group Holding NV(1)	1,799	76,928

Tessenderlo Group S.A.(2)	1,340	57,188

UCB S.A.	1,564	144,823

Umicore S.A.	2,338	142,063

VGP NV	165	28,801

		$1,669,476

Denmark — 2.3%

Ambu AS	375	$20,989

Bakkafrost P/F(1)	532	42,148

Carlsberg A/S, Class B	904	158,598

Chr. Hansen Holding A/S(2)	934	85,748

Coloplast A/S, Class B	178	29,484

Drilling Co. of 1972 A/S (The)(2)	483	20,213

DSV Panalpina A/S	558	124,317

Jyske Bank A/S(2)	586	28,540

Netcompany Group A/S(3)	252	26,282

NKT A/S(2)	460	19,031

Novo Nordisk A/S, Class B	2,404	177,337

Novozymes A/S, Class B	1,992	141,278

Orsted A/S(3)	1,577	229,240

Pandora A/S	1,743	197,393

Ringkjoebing Landbobank A/S	652	66,280

Scandinavian Tobacco Group AS(3)	1,702	30,999

SimCorp A/S	792	104,718

Sydbank A/S(1)	1,310	39,051

Topdanmark A/S	972	47,263

Tryg A/S	1,584	36,221

Vestas Wind Systems AS	3,305	136,303

		$1,761,433

Finland — 2.3%

Elisa Oyj	2,351	$133,272

Fortum Oyj	7,644	200,875

Huhtamaki Oyj	736	34,917

Kemira Oyj	2,727	44,545

Kesko Oyj, Class B(1)	7,675	233,699

Kojamo Oyj	2,484	53,794

Security	Shares	Value

Finland (continued)

Kone Oyj, Class B	1,249	$98,100

Neste Oyj	2,706	163,634

Nokia Oyj(2)	23,544	111,527

Nordea Bank Abp	13,924	144,316

Orion Oyj, Class B(1)	2,432	107,653

TietoEVRY Oyj	956	33,108

Tokmanni Group Corp.	7,427	190,995

UPM-Kymmene Oyj	2,265	88,578

Valmet Oyj	1,377	57,513

		$1,696,526

France — 9.1%

Air Liquide S.A.	4,818	$811,362

Albioma S.A.	372	16,837

Alstom S.A.(2)	840	45,874

Altarea SCA	326	65,742

Amundi S.A.(2)(3)	792	70,582

Atos SE(2)	1,046	71,232

AXA S.A.(1)	8,332	235,338

Bouygues S.A.(1)	1,100	47,141

Carrefour S.A.	2,280	44,157

Cie Generale des Etablissements Michelin SCA	623	90,148

Credit Agricole S.A.(2)	7,839	121,255

Danone S.A.(1)	2,873	202,804

Dassault Systemes SE	1,540	357,238

Devoteam S.A.(2)	373	49,320

Engie S.A.(2)	22,570	336,190

EssilorLuxottica S.A.	1,642	273,294

Eurazeo SE	634	52,824

Gecina S.A.	1,055	154,428

Getlink SE(2)	2,197	34,948

Hermes International	100	125,511

ICADE	610	47,469

Klepierre S.A.(1)	4,222	112,057

L’Oreal S.A.	773	316,520

Legrand S.A.	560	54,510

LVMH Moet Hennessy Louis Vuitton SE	650	489,678

Neoen S.A.(1)(2)(3)	335	15,339

Nexity S.A.	947	51,321

Orange S.A.	31,518	392,500

Remy Cointreau S.A.	118	23,577

Rothschild & Co.(2)	845	30,057

Rubis SCA	938	44,032

Sanofi(1)	5,890	617,521

Schneider Electric SE	718	114,561

SCOR SE(1)(2)	1,880	60,746

16	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

France (continued)

Societe BIC S.A.	422	$29,822

Suez S.A.	5,207	124,453

Teleperformance	177	68,348

Thales S.A.	600	61,168

TOTAL SE	12,435	549,599

Vinci S.A.(1)	1,159	127,177

Vivendi SE	4,570	159,312

Wendel SE	356	47,388

Worldline S.A.(2)(3)	1,186	116,439

		$6,859,819

Germany — 8.9%

adidas AG(2)	579	$178,830

Allianz SE	1,358	352,560

BASF SE	6,113	492,654

Bayerische Motoren Werke AG	1,291	129,371

Bechtle AG	146	29,730

Beiersdorf AG	2,259	254,974

Carl Zeiss Meditec AG	264	46,509

Continental AG(2)	589	79,597

Delivery Hero SE(2)(3)	754	119,615

Deutsche Bank AG(2)	2,785	38,799

Deutsche Boerse AG	570	98,225

Deutsche Post AG	495	29,154

Deutsche Telekom AG	26,429	508,627

Deutsche Wohnen SE	3,837	207,576

Dialog Semiconductor PLC(2)	330	25,852

E.ON SE	27,081	326,538

Evotec SE(2)	969	40,307

Fresenius Medical Care AG & Co. KGaA	1,012	80,582

Hamborner REIT AG	3,512	38,508

Henkel AG & Co. KGaA, PFC Shares	2,888	331,744

Knorr-Bremse AG	346	42,411

KWS Saat SE and Co. KGaA	425	37,769

LEG Immobilien SE	738	102,682

Merck KGaA	988	173,576

MorphoSys AG(2)	198	18,694

Muenchener Rueckversicherungs-Gesellschaft AG	660	190,696

Puma SE(2)	927	97,726

QIAGEN NV(2)	1,735	84,587

Rational AG	97	80,690

RWE AG	7,472	283,726

SAP SE	4,054	567,644

Sartorius AG, PFC Shares	153	86,326

Scout24 AG(3)	625	51,963

Siemens AG	2,649	441,946

Security	Shares	Value

Germany (continued)

Siemens Energy AG(2)	1,324	$44,284

Siemens Healthineers AG(3)	1,428	81,605

STRATEC SE	127	17,984

Suedzucker AG	2,296	37,596

Symrise AG	1,413	182,468

TeamViewer AG(2)(3)	830	39,452

Telefonica Deutschland Holding AG(3)	39,958	116,125

Uniper SE	1,223	44,625

Vonovia SE	4,578	300,796

Zalando SE(2)(3)	1,079	112,214

		$6,647,337

Hong Kong — 4.4%

AIA Group, Ltd.	17,000	$215,774

Alibaba Health Information Technology, Ltd.(2)	102,000	310,467

Beijing Tong Ren Tang Chinese Medicine Co., Ltd.(1)	33,000	47,783

BOC Hong Kong Holdings, Ltd.	7,000	24,614

Budweiser Brewing Co. APAC Ltd.(3)	48,200	151,883

Cafe de Coral Holdings, Ltd.	22,000	47,755

China Evergrande New Energy Vehicle Group, Ltd.(1)(2)	2,500	19,223

China Youzan, Ltd.(2)	332,000	106,883

Chow Tai Fook Jewellery Group, Ltd.	63,400	102,121

CK Hutchison Holdings, Ltd.	22,000	179,808

CLP Holdings, Ltd.	15,000	148,061

Galaxy Entertainment Group, Ltd.(2)	10,000	87,781

Hang Lung Properties, Ltd.	14,000	38,195

Hang Seng Bank, Ltd.	2,400	46,985

Henderson Land Development Co., Ltd.	15,260	67,826

HK Electric Investments & HK Electric Investments, Ltd.	34,000	34,035

HKT Trust and HKT, Ltd.	129,000	187,306

Hong Kong & China Gas Co., Ltd.	106,578	170,956

Hong Kong Exchanges & Clearing, Ltd.	2,200	132,684

Hongkong Land Holdings, Ltd.	8,100	40,056

Hysan Development Co., Ltd.	5,000	18,823

Jardine Matheson Holdings, Ltd.	2,800	188,018

Kerry Properties, Ltd.	10,000	33,693

Link REIT	9,000	84,898

MTR Corp., Ltd.	12,500	69,618

New World Development Co., Ltd.	5,000	26,458

NOVA Group Holdings, Ltd.(2)	80,000	1,152

NWS Holdings, Ltd.	25,000	27,591

Power Assets Holdings, Ltd.	17,500	107,552

Sands China, Ltd.(2)	24,000	113,569

Shangri-La Asia, Ltd.(2)	48,000	45,695

Sino Land Co., Ltd.	14,000	20,792

SJM Holdings, Ltd.	36,000	46,489

17	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Hong Kong (continued)

Sun Hung Kai Properties, Ltd.	6,500	$97,775

SUNeVision Holdings, Ltd.	42,000	43,338

Swire Properties, Ltd.	7,400	22,083

Town Health International Medical Group, Ltd.(1)(2)	266,000	11,129

Vitasoy International Holdings, Ltd.	12,000	46,337

VSTECS Holdings, Ltd.	60,000	59,290

VTech Holdings, Ltd.	6,700	61,316

		$3,285,812

Ireland — 2.2%

Bank of Ireland Group PLC(2)	45,892	$268,919

CRH PLC	6,065	286,172

DCC PLC	1,267	109,936

Flutter Entertainment PLC(2)	1,213	247,282

ICON PLC(2)	980	212,611

Irish Residential Properties REIT PLC	42,500	83,097

Kerry Group PLC, Class A	1,947	252,374

Kingspan Group PLC	1,672	148,716

UDG Healthcare PLC	4,495	53,198

		$1,662,305

Israel — 2.3%

Amot Investments, Ltd.	5,499	$35,855

Azrieli Group, Ltd.	1,206	84,626

Bank Hapoalim B.M.(2)	8,234	65,441

Bank Leumi Le-Israel B.M.	9,550	67,038

Bezeq The Israeli Telecommunication Corp., Ltd.(2)	126,713	137,489

Check Point Software Technologies, Ltd.(2)	385	44,972

Elbit Systems, Ltd.	637	87,359

Electra, Ltd.	173	95,829

Energix-Renewable Energies, Ltd.	13,304	52,155

First International Bank of Israel, Ltd.	1,152	35,124

Fiverr International, Ltd.(2)	353	73,449

ICL Group, Ltd	34,547	221,053

Kenon Holdings, Ltd.	2,504	82,452

Maytronics, Ltd.	4,367	88,923

Mizrahi Tefahot Bank, Ltd.	1,469	41,289

Nice, Ltd.(2)	490	118,171

OPC Energy, Ltd.(2)	1,911	19,086

Paz Oil Co., Ltd.	650	71,607

Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	693	48,556

Reit 1, Ltd.	7,407	39,238

Shufersal, Ltd.	7,005	56,691

Teva Pharmaceutical Industries, Ltd. ADR(2)	15,917	170,312

		$1,736,715

Security	Shares	Value

Italy — 4.4%

Assicurazioni Generali SpA	4,184	$83,749

ASTM SpA(2)	2,079	64,416

Atlantia SpA(2)	4,194	81,763

Brunello Cucinelli SpA(2)	1,252	63,731

Cementir Holding NV	6,913	77,144

Davide Campari-Milano NV	18,866	222,626

De’Longhi SpA	1,200	52,452

DiaSorin SpA	977	165,931

Enav SpA(3)	5,849	27,147

Enel SpA	29,175	289,688

Eni SpA	25,895	308,433

Ferrari NV	1,054	225,784

Infrastrutture Wireless Italiane SpA(3)	25,801	301,032

Interpump Group SpA	778	41,413

Intesa Sanpaolo SpA(2)	69,966	195,059

Italgas SpA	7,381	48,138

Italmobiliare SpA(1)	1,360	48,215

Mediaset SpA(2)	9,790	31,260

Poste Italiane SpA(3)	5,564	72,839

Prada SpA(2)	6,900	42,823

Prysmian SpA	1,546	48,369

RAI Way SpA(3)	4,122	24,198

Recordati Industria Chimica e Farmaceutica SpA	2,026	111,630

Reply SpA	996	135,408

Retelit SpA	14,503	40,207

Salvatore Ferragamo SpA(1)(2)	2,265	48,494

Saras SpA(1)(2)	14,538	10,027

STMicroelectronics NV	7,572	282,730

Technogym SpA(2)(3)	2,741	36,720

Terna Rete Elettrica Nazionale SpA	8,968	66,107

UnipolSai Assicurazioni SpA	10,716	33,280

		$3,280,813

Japan — 13.3%

Advance Residence Investment Corp.	13	$41,403

Aeon Co., Ltd.	3,000	81,867

Aeon Mall Co., Ltd.	1,800	28,574

Air Water, Inc.	2,000	33,081

Ajinomoto Co., Inc.	2,100	41,997

ANA Holdings, Inc.(2)	1,100	25,254

Asahi Intecc Co., Ltd.	1,300	34,992

Astellas Pharma, Inc.	6,200	93,317

Bandai Namco Holdings, Inc.	1,300	95,395

Bank of Kyoto, Ltd. (The)	1,000	53,722

Bridgestone Corp.	900	36,070

Canon, Inc.	3,000	71,340

18	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Japan (continued)

Central Japan Railway Co.	200	$29,302

Chiba Bank, Ltd. (The)	7,000	43,772

Chubu Electric Power Co., Inc.	8,000	96,947

Chugai Pharmaceutical Co., Ltd.	2,700	101,344

Chugoku Electric Power Co., Inc. (The)(1)	4,500	50,363

Citizen Watch Co., Ltd.	8,200	27,591

Concordia Financial Group, Ltd.	10,800	40,602

CyberAgent, Inc.	3,200	65,672

Daicel Corp.	3,400	26,272

Daido Steel Co., Ltd.	700	33,213

Daiichi Sankyo Co., Ltd.	4,700	120,040

Daikin Industries, Ltd.	500	100,857

Daito Trust Construction Co., Ltd.	300	31,900

Daiwa House Industry Co., Ltd.	2,800	83,026

Daiwa House REIT Investment Corp.	23	61,599

Daiwa Securities Group, Inc.(1)	7,000	37,353

Dentsu Group, Inc.	2,200	67,900

East Japan Railway Co.	600	41,093

ENEOS Holdings, Inc.	37,400	160,854

Fast Retailing Co., Ltd.	100	82,043

Frontier Real Estate Investment Corp.	8	34,953

FUJIFILM Holdings Corp.	1,700	110,118

Fujitsu, Ltd.	300	47,657

GLP J-REIT	28	46,971

Hankyu Hanshin Holdings, Inc.	1,000	31,539

Hirose Electric Co., Ltd.	315	50,213

Hisamitsu Pharmaceutical Co., Inc.	600	35,001

Hoya Corp.	1,100	125,032

Hulic Co., Ltd.	4,000	45,634

Industrial & Infrastructure Fund Investment Corp.	21	38,025

Ito En, Ltd.(1)	600	33,223

ITOCHU Corp.(1)	1,500	46,828

Iwatani Corp.	1,500	94,010

Japan Airlines Co., Ltd.(2)	900	19,280

Japan Exchange Group, Inc.	2,100	49,252

Japan Post Bank Co., Ltd.	4,800	43,893

Japan Post Holdings Co., Ltd.	5,300	44,538

Japan Real Estate Investment Corp.	11	68,180

Japan Tobacco, Inc.	4,300	80,662

JSR Corp.	1,500	46,236

Kajima Corp.	2,000	27,666

Kakaku.com, Inc.	1,900	51,586

Kamigumi Co., Ltd.	1,500	29,226

Kansai Paint Co., Ltd.	1,400	35,251

Kao Corp.	1,600	102,870

KDDI Corp.	6,400	193,468

Security	Shares	Value

Japan (continued)

Kenedix Office Investment Corp.(1)	6	$44,181

Keyence Corp.	400	192,021

Kintetsu Group Holdings Co., Ltd.(2)	800	28,700

Kirin Holdings Co., Ltd.	3,800	71,361

Kobayashi Pharmaceutical Co., Ltd.	500	44,656

Kobe Bussan Co., Ltd.(1)	1,400	37,400

Konami Holdings Corp.	800	47,717

Kuraray Co., Ltd.	2,500	27,176

Kyocera Corp.	500	30,357

Kyowa Kirin Co., Ltd.	1,300	39,570

Kyushu Electric Power Co., Inc.(1)	4,800	43,996

Lion Corp.	2,100	39,403

M3, Inc.	1,500	103,620

Makita Corp.	1,000	45,035

Marubeni Corp.	7,000	58,305

Maruichi Steel Tube, Ltd.	1,200	30,037

Matsumotokiyoshi Holdings Co., Ltd.	900	36,195

MEIJI Holdings Co., Ltd.	800	49,643

Mitsubishi Chemical Holdings Corp.	10,000	74,445

Mitsubishi Corp.	2,200	60,832

Mitsubishi Electric Corp.	2,600	40,062

Mitsubishi Estate Co., Ltd.	7,600	125,088

Mitsubishi Gas Chemical Co., Inc.	1,600	36,968

Mitsubishi UFJ Financial Group, Inc.(4)	32,200	171,307

Mitsui & Co., Ltd.	3,900	82,304

Mitsui Chemicals, Inc.	1,300	40,924

Mitsui Fudosan Co., Ltd.	4,200	91,305

Mizuho Financial Group, Inc.	6,730	94,721

MS&AD Insurance Group Holdings, Inc.	1,800	51,067

Murata Manufacturing Co., Ltd.	1,500	119,261

NEC Corp.	1,500	87,203

Nexon Co., Ltd.	3,000	99,232

Nichirei Corp.	1,500	37,936

Nidec Corp.	500	57,734

Nintendo Co., Ltd.	300	172,096

Nippon Accommodations Fund, Inc.	8	47,459

Nippon Building Fund, Inc.	11	72,193

Nippon Paint Holdings Co., Ltd.	6,000	85,703

Nippon Prologis REIT, Inc.	26	83,316

Nippon Shokubai Co., Ltd.	600	31,535

Nippon Telegraph & Telephone Corp.	6,800	171,448

Nissin Foods Holdings Co., Ltd.	700	49,603

Nitori Holdings Co., Ltd.	400	71,642

Nitto Denko Corp.	700	57,928

NOF Corp.	800	42,277

Nomura Research Institute, Ltd.	2,000	61,378

19	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Japan (continued)

NTT Data Corp.	4,400	$68,512

Obic Co., Ltd.	300	57,818

Oji Holdings Corp.	9,300	58,663

Ono Pharmaceutical Co., Ltd.	2,500	62,972

Oriental Land Co., Ltd.	500	70,880

Osaka Gas Co., Ltd.	4,100	79,359

Otsuka Holdings Co., Ltd.	2,400	91,979

Pan Pacific International Holdings Corp.	2,000	43,111

PeptiDream, Inc.(2)	800	34,242

Pigeon Corp.	1,000	33,939

Rakuten Group, Inc.	3,000	38,137

Resona Holdings, Inc.	12,400	51,046

Ricoh Co., Ltd.	4,000	42,744

Rinnai Corp.	600	60,249

Santen Pharmaceutical Co., Ltd.	2,700	34,581

Sekisui House, Ltd.	2,000	40,505

Shikoku Electric Power Co., Inc.	5,200	38,187

Shimadzu Corp.	1,200	42,052

Shimano, Inc.	300	68,596

Shin-Etsu Chemical Co., Ltd.	1,300	219,443

Shizuoka Bank, Ltd. (The)	5,800	44,506

Showa Denko K.K.	1,600	48,447

SMC Corp.	100	58,108

SoftBank Corp.	6,600	85,076

Sony Group Corp.	1,600	159,966

Square Enix Holdings Co., Ltd.	700	38,815

Sumitomo Corp.	1,600	21,742

Sumitomo Mitsui Financial Group, Inc.	4,400	154,566

Sumitomo Mitsui Trust Holdings, Inc.	1,500	51,124

Sumitomo Realty & Development Co., Ltd.	2,100	70,100

Suntory Beverage & Food, Ltd.	900	30,380

Sysmex Corp.	500	49,942

TEIJIN, Ltd.	1,400	23,050

Terumo Corp.	2,900	109,655

Toho Gas Co., Ltd.	1,500	83,599

Tokio Marine Holdings, Inc.	2,000	95,914

Tokyo Gas Co., Ltd.	3,800	77,117

Tokyu Corp.	2,000	25,722

Toppan Printing Co., Ltd.	2,000	34,155

Toshiba Corp.	1,800	74,396

Tosoh Corp.	2,200	38,995

Toyo Suisan Kaisha, Ltd.	1,000	40,775

Toyobo Co., Ltd.	1,800	21,777

Toyota Industries Corp.	400	32,116

Toyota Motor Corp.	2,900	216,990

Trend Micro, Inc.	600	28,559

Security	Shares	Value

Japan (continued)

Tsuruha Holdings, Inc.	500	$57,799

Unicharm Corp.	1,500	58,305

Welcia Holdings Co., Ltd.	1,200	37,436

West Japan Railway Co.	400	22,114

Yakult Honsha Co., Ltd.	1,100	53,544

Yamato Holdings Co., Ltd.	2,000	56,408

Yamato Kogyo Co., Ltd.	1,000	30,090

Yamazaki Baking Co., Ltd.	2,000	31,702

Z Holdings Corp.	11,200	51,657

		$10,008,069

Netherlands — 4.5%

ABN AMRO Bank NV(2)(3)	4,063	$52,462

Aegon NV(1)	12,248	56,761

ASML Holding NV	970	629,667

ASR Nederland NV	1,620	70,754

Boskalis Westminster(2)	954	30,449

Corbion NV	2,072	121,340

Euronext NV(3)	412	41,440

Flow Traders(1)(3)	619	25,559

GrandVision NV(2)(3)	1,280	41,403

IMCD NV	840	122,009

JDE Peet’s NV(2)	4,140	160,964

Koninklijke Ahold Delhaize NV	6,507	175,116

Koninklijke DSM NV	1,609	288,494

Koninklijke KPN NV(1)	80,454	277,535

Koninklijke Philips NV(2)	7,493	423,678

Koninklijke Vopak NV	1,452	66,485

NN Group NV	1,992	99,358

NSI NV	1,000	40,654

Prosus NV	2,848	309,098

SBM Offshore NV(1)	4,496	78,044

Signify NV(1)(2)(3)	1,727	98,075

Wolters Kluwer NV	2,003	181,173

		$3,390,518

New Zealand — 1.1%

a2 Milk Co., Ltd. (The)(1)(2)	10,080	$55,109

Auckland International Airport, Ltd.(2)	12,240	66,195

Contact Energy, Ltd.	9,580	51,707

Fisher & Paykel Healthcare Corp., Ltd.	3,040	78,350

Fletcher Building, Ltd.	27,491	142,924

Goodman Property Trust	27,739	44,213

Mercury NZ, Ltd.	13,643	67,583

Precinct Properties New Zealand, Ltd.	27,851	32,824

20	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

New Zealand (continued)

Pushpay Holdings, Ltd.(2)	16,676	$21,836

Restaurant Brands New Zealand, Ltd.(2)	1,138	10,654

SKYCITY Entertainment Group, Ltd.(2)	23,126	59,057

Spark New Zealand, Ltd.	29,667	93,386

Xero, Ltd.(2)	655	71,353

Z Energy, Ltd.(2)	22,601	43,242

		$838,433

Norway — 2.3%

Atea ASA	6,274	$120,179

Borregaard ASA	2,485	54,684

DNB ASA	4,962	106,416

Entra ASA(3)	6,540	147,699

Equinor ASA	6,138	123,943

Europris ASA(3)	9,810	66,774

Fjordkraft Holding ASA(3)	4,604	34,444

Gjensidige Forsikring ASA	1,701	38,628

Golar LNG, Ltd.(2)	2,500	28,700

Kongsberg Gruppen ASA	1,873	47,272

Medistim ASA	801	26,141

Mowi ASA	4,027	99,347

Nordic Nanovector ASA(1)(2)	9,318	29,721

Opera, Ltd. ADR(2)	6,200	67,270

Orkla ASA	8,207	83,655

Scatec ASA(3)	3,300	88,782

SFL Corp, Ltd.	2,400	18,624

SpareBank 1 SMN	2,095	28,238

Telenor ASA	9,462	168,565

Tomra Systems ASA	2,037	101,763

Veidekke ASA	3,671	56,375

Yara International ASA(1)	3,318	173,074

		$1,710,294

Portugal — 1.2%

Banco Comercial Portugues S.A.(2)	777,222	$116,219

Corticeira Amorim SGPS S.A.	4,721	57,589

CTT-Correios de Portugal S.A.(2)	18,519	84,401

EDP-Energias de Portugal S.A.(1)	19,728	109,659

EDP Renovaveis S.A.	1,584	37,741

Galp Energia SGPS S.A., Class B	11,834	136,266

Jeronimo Martins SGPS S.A.	9,578	174,889

Navigator Co. S.A. (The)	20,914	70,474

NOS SGPS S.A.	22,214	84,216

		$871,454

Security	Shares	Value

Singapore — 2.2%

Ascendas Real Estate Investment Trust	23,500	$54,763

CapitaLand Integrated Commercial Trust	30,560	49,304

ComfortDelGro Corp., Ltd.	36,500	47,095

Flex, Ltd.(2)	7,557	131,492

Genting Singapore, Ltd.	146,700	95,142

Jardine Cycle & Carriage, Ltd.	2,600	45,259

Keppel Corp., Ltd.	14,100	57,284

Keppel Infrastructure Trust	106,657	44,032

Mapletree Industrial Trust	17,200	36,490

Mapletree Logistics Trust	30,900	46,123

Oversea-Chinese Banking Corp., Ltd.	14,700	134,380

Raffles Medical Group, Ltd.	38,400	33,175

Sea, Ltd. ADR(1)(2)	200	50,508

Sembcorp Industries, Ltd.	21,400	34,017

Singapore Airlines, Ltd.(1)(2)	14,800	56,091

Singapore Exchange, Ltd.	7,000	54,836

Singapore Post, Ltd.	26,100	15,089

Singapore Technologies Engineering, Ltd.	19,500	56,413

Singapore Telecommunications, Ltd.	108,900	204,312

Suntec Real Estate Investment Trust	27,000	30,942

United Overseas Bank, Ltd.	4,500	89,697

Venture Corp., Ltd.	5,000	75,443

Wilmar International, Ltd.	58,400	228,556

		$1,670,443

Spain — 4.6%

Acerinox S.A.	4,630	$64,202

Aena SME S.A.(2)(3)	685	119,050

Almirall S.A.	5,461	85,726

Amadeus IT Group S.A.(2)	5,033	342,737

Banco Santander S.A.	77,696	299,716

Bankinter S.A.	5,974	32,669

CaixaBank S.A.	13,396	42,853

Cellnex Telecom S.A.(3)	4,560	257,932

Cia de Distribucion Integral Logista Holdings S.A.	1,300	27,026

Ebro Foods S.A.	2,380	48,667

Ence Energia y Celulosa S.A.(2)	8,328	36,555

Euskaltel SA(3)	9,511	126,528

Faes Farma S.A.	13,215	55,062

Fluidra S.A.	2,164	75,147

Grifols S.A.(1)	6,503	176,141

Iberdrola S.A.	26,995	364,809

Industria de Diseno Textil S.A.(1)	10,118	360,005

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(2)	5,974	11,707

Merlin Properties Socimi S.A.	21,513	237,769

Pharma Mar SA(1)	265	30,276

21	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Spain (continued)

Red Electrica Corp. S.A.	1,244	$22,838

Repsol S.A.	38,859	463,832

Siemens Gamesa Renewable Energy S.A.(1)(2)	2,569	92,792

Viscofan S.A.	825	56,380

Zardoya Otis S.A.	7,399	46,867

		$3,477,286

Sweden — 4.6%

Alfa Laval AB(1)	2,000	$67,545

Arjo AB, Class B	8,801	86,779

Assa Abloy AB, Class B	2,883	82,193

Atlas Copco AB, Class A	751	45,541

Avanza Bank Holding AB	5,229	187,696

Axfood AB	2,453	61,386

BillerudKorsnas AB	2,548	52,037

BioGaia AB, Class B	921	43,958

Castellum AB	6,400	155,853

Dometic Group AB(3)	2,511	39,516

Electrolux AB, Series B	1,760	49,362

Epiroc AB, Class A(1)	2,897	62,684

Essity AB, Class B	6,715	219,164

Evolution Gaming Group AB(3)	903	178,260

Fabege AB	7,085	105,632

Fingerprint Cards AB, Class B(2)	20,825	85,207

Getinge AB, Class B	2,649	89,592

Holmen AB, Class B	2,532	119,465

Husqvarna AB, Class B	3,790	52,778

ICA Gruppen AB	1,559	71,859

Investor AB, Class B(1)	1,136	96,431

JM AB	2,031	75,240

Lundin Energy AB	4,713	150,335

Mycronic AB	2,681	79,155

Nibe Industrier AB, Class B	1,531	55,914

Sectra AB(1)	460	32,822

Securitas AB, Class B	1,900	32,343

Skanska AB, Class B	1,238	33,529

Spotify Technology S.A.(2)	300	75,636

Svenska Cellulosa AB SCA, Class B	9,048	158,443

Svenska Handelsbanken AB, Class A	9,558	110,684

Swedish Orphan Biovitrum AB(2)	3,766	63,935

Tele2 AB, Class B(1)	4,040	52,182

Telefonaktiebolaget LM Ericsson, Class B	16,748	230,019

Telia Co. AB(1)	41,615	172,445

Thule Group AB(3)	822	37,284

Vitrolife AB	1,099	41,180

Wallenstam AB, Class B(1)	3,540	54,709

Security	Shares	Value

Sweden (continued)

Wihlborgs Fastigheter AB(1)	1,734	$35,447

		$3,444,240

Switzerland — 8.8%

Allreal Holding AG	346	$70,032

ALSO Holding AG	375	113,415

Baloise Holding AG	396	66,961

Banque Cantonale Vaudoise	570	58,109

Belimo Holding AG	140	55,871

BKW AG	330	36,958

Cembra Money Bank AG	670	72,854

Cie Financiere Richemont S.A.	7,871	807,775

Comet Holding AG	287	73,590

DKSH Holding AG	773	62,207

dormakaba Holding AG	68	44,685

Ems-Chemie Holding AG	72	67,227

Forbo Holding AG	26	49,796

Geberit AG	221	145,420

Givaudan S.A.	85	356,165

Helvetia Holding AG(1)	425	51,096

Implenia AG(2)	883	25,737

Ina Invest Holding AG(2)	176	3,656

Inficon Holding AG	86	92,000

Intershop Holding AG	78	52,187

Kuehne & Nagel International AG	464	138,734

Landis+Gyr Group AG(2)	1,111	77,013

Logitech International S.A.	2,351	261,676

Mobilezone Holding AG	4,644	58,119

Nestle S.A.	7,334	875,171

Novartis AG	3,902	332,982

Partners Group Holding AG	75	106,835

Roche Holding AG PC	1,212	395,301

Roche Holding AG, Bearer Shares	130	45,202

Schindler Holding AG	219	60,936

Schindler Holding AG PC	353	100,451

Schweiter Technologies AG	26	42,193

SGS S.A.	23	68,055

SIG Combibloc Group AG	3,912	95,887

Sika AG	1,308	390,651

Stadler Rail AG(1)	954	47,760

Swatch Group AG (The)	155	47,509

Swiss Life Holding AG	264	128,629

Swiss Prime Site AG	1,328	129,240

Swisscom AG	445	241,612

Tecan Group AG	86	41,907

UBS Group AG	6,730	102,771

22	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Switzerland (continued)

Valora Holding AG(2)	245	$51,410

VAT Group AG(3)	206	58,826

Zehnder Group AG	691	55,735

Zur Rose Group AG(1)(2)	90	29,953

Zurich Insurance Group AG	683	280,207

		$6,570,506

United Kingdom — 8.8%

3i Group PLC	3,933	$69,660

Admiral Group PLC	1,052	45,456

Assura PLC	34,782	35,807

AstraZeneca PLC	2,948	313,797

Auto Trader Group PLC(2)(3)	12,550	98,801

Avast PLC(3)	12,144	80,118

Aviva PLC	7,746	42,824

BAE Systems PLC	8,600	60,073

Bellway PLC	608	30,330

Berkeley Group Holdings PLC	552	35,277

BHP Group PLC	7,729	232,757

Big Yellow Group PLC	2,400	39,712

BP PLC	49,126	205,658

British American Tobacco PLC	3,774	140,028

BT Group PLC(2)	55,954	127,628

Bunzl PLC	1,400	45,014

Cairn Energy PLC	43,432	101,851

Compass Group PLC(2)	5,483	119,279

Croda International PLC	489	45,682

Derwent London PLC	1,020	46,917

Direct Line Insurance Group PLC	9,041	35,574

Diversified Energy Co. PLC	103,611	174,556

Essentra PLC	5,799	25,473

Experian PLC	1,492	57,519

Farfetch, Ltd., Class A(2)	500	24,495

Ferguson PLC	689	86,901

Fresnillo PLC	4,030	45,826

GlaxoSmithKline PLC	12,470	230,442

Grainger PLC	6,665	26,312

Great Portland Estates PLC	4,065	38,910

Halma PLC	5,460	195,100

Hikma Pharmaceuticals PLC	1,344	45,292

Howden Joinery Group PLC(2)	5,263	58,796

HSBC Holdings PLC	26,497	165,440

Intertek Group PLC	543	46,030

Land Securities Group PLC	6,288	62,660

London Stock Exchange Group PLC	726	74,174

LondonMetric Property PLC	11,374	35,440

Security	Shares	Value

United Kingdom (continued)

Marks & Spencer Group PLC(2)	30,532	$66,607

Mondi PLC	3,379	91,719

Moneysupermarket.com Group PLC	13,551	51,103

National Grid PLC	24,391	307,462

NCC Group PLC	21,199	79,515

Next PLC(2)	582	62,720

Ocado Group PLC(2)	1,421	41,136

Pearson PLC	5,346	61,330

Pennon Group PLC	3,106	44,366

Persimmon PLC	2,761	119,442

Phoenix Group Holdings PLC	5,262	51,619

Primary Health Properties PLC	12,669	26,462

QinetiQ Group PLC	8,311	38,095

Reckitt Benckiser Group PLC	1,454	129,461

RELX PLC	3,168	82,195

Rentokil Initial PLC	5,526	38,192

Rightmove PLC	13,046	110,594

Rio Tinto PLC	3,415	286,031

Royal Dutch Shell PLC, Class A	8,657	162,892

Royal Mail PLC(2)	6,900	47,273

RSA Insurance Group PLC	4,203	39,583

Safestore Holdings PLC	3,803	44,752

Sage Group PLC (The)	15,349	135,234

Segro PLC	8,635	119,962

Severn Trent PLC	3,397	116,280

Shaftesbury PLC(1)(2)	2,388	20,753

Spectris PLC	815	36,610

Spirax-Sarco Engineering PLC	358	58,434

Standard Life Aberdeen PLC	8,792	33,693

Taylor Wimpey PLC	12,334	30,597

Tritax Big Box REIT PLC	37,589	98,777

Unilever PLC(5)	2,083	122,016

Unilever PLC(5)	2,896	169,101

United Utilities Group PLC	9,445	126,334

Vodafone Group PLC	119,033	224,639

WM Morrison Supermarkets PLC	8,786	21,101

		$6,641,689

Total Common Stocks (identified cost $60,747,006)		$74,505,453

23	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Rights(2) — 0.0%(6)
Security	Shares	Value

Euronext NV, Exp. 05/11/21	412	$4,830

Total Rights (identified cost $0)		$4,830

Short-Term Investments — 4.7%
Description	Units/ Shares	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(7)	1,886	$1,886

State Street Navigator Securities Lending Government Money Market Portfolio, 0.02%(8)	3,477,915	3,477,915

Total Short-Term Investments (identified cost $3,479,801)		$3,479,801

Total Investments — 103.9% (identified cost $64,226,807)		$77,990,084

Other Assets, Less Liabilities — (3.9)%		$(2,898,364)

Net Assets — 100.0%		$75,091,720

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of this security was on loan at April 30, 2021. The aggregate market value of securities on loan at April 30, 2021 was $5,336,609.

(2)	Non-income producing security.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $3,260,968 or 4.3% of the Portfolio’s net assets.

(4)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 7).

(5)	Securities are traded on separate exchanges for the same entity.

(6)	Amount is less than 0.05%.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

(8)	Represents investment of cash collateral received in connection with securities lending.

Sector Classification of Portfolio
Sector	Percentage of Net Assets	Value

Consumer Discretionary	11.1%	$8,302,084

Financials	10.8	8,103,180

Industrials	10.5	7,871,940

Materials	9.9	7,446,581

Information Technology	9.9	7,428,421

Consumer Staples	9.6	7,207,669

Health Care	9.5	7,119,141

Communication Services	8.6	6,440,509

Real Estate	7.5	5,633,683

Utilities	6.8	5,170,618

Energy	5.0	3,786,457

Short-Term Investments	4.7	3,479,801

Total Investments	103.9%	$77,990,084

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PFC Shares	–	Preference Shares

24	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value including $5,336,609 of securities on loan (identified cost, $64,050,896)	$77,816,891

Affiliated investments, at value (identified cost, $175,911)	173,193

Cash	37,500

Foreign currency, at value (identified cost, $245,875)	246,835

Dividends receivable	206,408

Dividends receivable from affiliated investments	3,104

Receivable for investments sold	934,006

Securities lending income receivable	3,443

Tax reclaims receivable	271,344

Total assets	$79,692,724

Liabilities

Demand note payable	$30,000

Collateral for securities loaned	3,477,915

Payable for investments purchased	995,666

Payable to affiliates:

Investment adviser fee	30,732

Trustees’ fees	341

Accrued expenses	66,350

Total liabilities	$4,601,004

Net Assets applicable to investors’ interest in Portfolio	$75,091,720

25	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends (net of foreign taxes, $115,489)	$879,182

Dividends from affiliated investments (net of foreign taxes, $559)	3,170

Securities lending income, net	15,635

Total investment income	$897,987

Expenses

Investment adviser fee	$176,634

Trustees’ fees and expenses	2,066

Custodian fee	33,703

Legal and accounting services	26,253

Miscellaneous	2,066

Total expenses	$240,722

Net investment income	$657,265

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$34,747

Foreign currency transactions	7,360

Net realized gain	$42,107

Change in unrealized appreciation (depreciation) —

Investments	$15,053,084

Investments — affiliated investments	1,945

Foreign currency	5,071

Net change in unrealized appreciation (depreciation)	$15,060,100

Net realized and unrealized gain	$15,102,207

Net increase in net assets from operations	$15,759,472

26	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$657,265	$1,123,205

Net realized gain (loss)	42,107	(545,875)

Net change in unrealized appreciation (depreciation)	15,060,100	(4,821,882)

Net increase (decrease) in net assets from operations	$15,759,472	$(4,244,552)

Capital transactions —

Contributions	$2,086,520	$4,925,657

Withdrawals	(2,770,209)	(11,718,737)

Net decrease in net assets from capital transactions	$(683,689)	$(6,793,080)

Net increase (decrease) in net assets	$15,075,783	$(11,037,632)

Net Assets

At beginning of period	$60,015,937	$71,053,569

At end of period	$75,091,720	$60,015,937

27	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.68	%(1)	0.69%	0.74%	0.71%	0.68%	0.97%

Net investment income	1.86	%(1)	1.74%	2.53%	1.90%	2.30%	2.19%

Portfolio Turnover	17	%(2)	10%	37%	30%	26%	14%

Total Return	26.51	%(2)	(5.07)%	11.59%	(5.77)%	22.05%	0.74%

Net assets, end of period (000’s omitted)	$75,092		$60,016	$71,054	$68,042	$75,680	$65,395

(1)	Annualized.

(2)	Not annualized.

28	See Notes to Financial Statements.

Tax-Managed International Equity Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Parametric Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 51.0% and 49.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

29

Tax-Managed International Equity Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.500% of the Portfolio’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion, 0.455% from $2.5 billion but less than $5 billion and 0.440% on average daily net assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $176,634 or 0.50% (annualized) of the Portfolio’s average daily net assets.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Parametric Portfolio Associates LLC (Parametric), an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, BMR entered into a new sub-advisory agreement with Parametric, which took effect on March 1, 2021. BMR pays Parametric a portion of its investment adviser fee for sub-advisory services provided to the Portfolio. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $11,991,106 and $12,054,008, respectively, for the six months ended April 30, 2021.

30

Tax-Managed International Equity Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$64,477,902

Gross unrealized appreciation	$17,455,994

Gross unrealized depreciation	(3,943,812)

Net unrealized appreciation	$13,512,182

5 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At April 30, 2021, the Portfolio had a balance outstanding pursuant to this line of credit of $30,000 at an annual interest rate of 1.31%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at April 30, 2021. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021. The Portfolio’s average borrowings or allocated fees during the six months ended April 30, 2021 were not significant.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At April 30, 2021, the value of the securities loaned and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $5,336,609 and $5,756,248, respectively. Collateral received was comprised of cash of $3,477,915 and U.S. government and/or agencies securities of $2,278,333. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of April 30, 2021.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total

Common Stocks	$3,477,915	$—	$—	$—	$3,477,915

31

Tax-Managed International Equity Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The carrying amount of the liability for collateral for securities loaned at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 8) at April 30, 2021.

7  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At April 30, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $173,193, which represents 0.2% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$1,945	$171,307	$3,090	32,200

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	137,978	2,357,611	(2,493,703)	—	—	1,886	80	1,886

Totals				$—	$1,945	$173,193	$3,170

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Asia/Pacific	$573,225	$21,686,463		$—	$22,259,688

Developed Europe	465,971	50,043,079		—	50,509,050

Developed Middle East	288,733	1,447,982		—	1,736,715

Total Common Stocks	$1,327,929	$73,177,524	*	$—	$74,505,453

Rights	$4,830	$—		$—	$4,830

Short-Term Investments	3,477,915	1,886		—	3,479,801

Total Investments	$4,810,674	$73,179,410		$—	$77,990,084

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

32

Tax-Managed International Equity Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

9  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

33

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Parametric Tax-Managed International Equity Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); (2) to approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to serve as the Fund’s investment sub-adviser (“Proposal 2”); (3) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research (“BMR”) to serve as investment adviser to Tax-Managed International Equity Portfolio (“Proposal 3”); and (4) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to serve as investment sub-adviser to Tax-Managed International Equity Portfolio (“Proposal 4”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	1,621,357.485	33,573.331	54,837.644	0

Proposal 2	1,619,846.853	34,040.253	55,881.355	0

Proposal 3	1,615,426.557	32,306.257	62,035.647	0

Proposal 4	1,615,473.269	32,305.210	61,989.982	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Tax-Managed International Equity Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to serve as investment sub-adviser to the Portfolio (“Proposal 2”). The interestholder meeting results are as follows:

	For	Against	Abstain(1)

Proposal 1	91.956%	2.084%	5.961%

Proposal 2	91.807%	2.089%	6.104%

Results	may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

34

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Parametric Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio. As defined below, Parametric Tax-Managed International Equity Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Parametric Tax-Managed International Equity Fund	Eaton Vance Management	Parametric Portfolio Associates LLC

Tax-Managed International Equity Portfolio	Boston Management and Research	Parametric Portfolio Associates LLC

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

35

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

36

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

37

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

38

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

39

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the

Funds and recommended that shareholders approve the New Agreements.

40

Parametric

Tax-Managed International Equity Fund

April 30, 2021

Officers and Trustees

Officers of Parametric Tax-Managed International Equity Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Tax-Managed International Equity Portfolio

Edward J. Perkin

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Parametric Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

41

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

42

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

43

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-260-0761, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-260-0761 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-260-0761 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of Tax-Managed International Equity Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Parametric Tax-Managed International Equity Fund and Tax-Managed International Equity Portfolio

Parametric Portfolio Associates LLC

800 Fifth Avenue, Suite 2800

Seattle, WA 98104

Investment Adviser and Administrator of Parametric Tax-Managed International Equity Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 260-0761

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7689     4.30.21

Eaton Vance

Short Duration Government Income Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Short Duration Government Income Fund

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Performance1,2

Portfolio Managers Andrew Szczurowski, CFA and Alexander Payne, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	09/30/2002	09/30/2002	0.75%	1.42%	1.93%	1.61%
Class A with 2.25% Maximum Sales Charge	—	—	–1.56	–0.89	1.47	1.38
Class C at NAV	09/30/2002	09/30/2002	0.45	0.81	1.33	1.00
Class C with 1% Maximum Sales Charge	—	—	–0.55	–0.19	1.33	1.00
Class I at NAV	05/04/2009	09/30/2002	0.87	1.67	2.19	1.87

ICE BofA 0-1 Year U.S. Treasury Index	—	—	0.09%	0.16%	1.36%	0.79%
ICE BofA 1-3 Year U.S. Treasury Index	—	—	0.09	0.24	1.71	1.25

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

				0.82%	1.42%	0.57%

Fund Profile

Asset Allocation (% of total investments)4

SBA — Small Business Administration

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

ICE BofA 0-1 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities having a maturity of less than one year. ICE BofA 1-3 Year U.S. Treasury Index is an unmanaged index of short-term U.S. Treasury securities. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Other represents any investment type less than 1% of total investments.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective March 1, 2021, the Fund changed its primary benchmark to the ICE BofA 0-1 Year U.S. Treasury Index to align more closely with the Fund’s historical duration.

3

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,007.50	$3.83	0.77%
Class C	$1,000.00	$1,004.50	$6.81	1.37%
Class I	$1,000.00	$1,008.70	$2.59	0.52%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.00	$3.86	0.77%
Class C	$1,000.00	$1,018.00	$6.85	1.37%
Class I	$1,000.00	$1,022.20	$2.61	0.52%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020.

4

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Collateralized Mortgage Obligations — 25.2%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 1395, Class F, 1.058%, (COF + 0.65%), 10/15/22(1)	$3	$3,010

Series 2135, Class JZ, 6.00%, 3/15/29	472	528,306

Series 3866, Class DF, 1.565%, (1 mo. USD LIBOR + 1.45%), 5/15/41(1)	1,856	1,851,708

Series 4102, Class DF, 1.265%, (1 mo. USD LIBOR + 1.15%), 9/15/42(1)	650	638,388

Series 4159, Class FP, 1.015%, (1 mo. USD LIBOR + 0.90%), 11/15/42(1)	1,189	1,154,715

Series 4180, Class KF, 1.115%, (1 mo. USD LIBOR + 1.00%), 1/15/43(1)	4,085	3,966,007

Series 4204, Class AF, 1.115%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	1,021	995,349

Series 4212, Class NS, 5.262%, (5.40% - 1 mo. USD LIBOR x 1.20), 6/15/43(2)	4,500	4,538,490

Series 4223, Class NF, 1.065%, (1 mo. USD LIBOR + 0.95%), 7/15/43(1)	3,269	3,204,496

Series 4249, Class CF, 0.915%, (1 mo. USD LIBOR + 0.80%), 9/15/43(1)	9,711	9,878,983

Series 4299, Class JG, 2.50%, 7/15/43	1,484	1,502,779

Series 4337, Class YT, 3.50%, 4/15/49	414	414,501

Series 4389, Class CA, 3.00%, 9/15/44	2,408	2,499,040

Series 4448, Class AF, 1.115%, (1 mo. USD LIBOR + 1.00%), 5/15/43(1)	985	980,623

Series 4594, Class FM, 1.115%, (1 mo. USD LIBOR + 1.00%), 6/15/46(1)	385	384,536

Series 4608, Class TV, 3.50%, 1/15/55	1,054	1,062,304

Series 4619, Class KF, 0.865%, (1 mo. USD LIBOR + 0.75%), 6/15/39(1)	1,181	1,200,212

Series 4631, Class KF, 1.115%, (1 mo. USD LIBOR + 1.00%), 10/15/46(1)	416	416,283

Series 4631, Class NF, 1.115%, (1 mo. USD LIBOR + 1.00%), 11/15/46(1)	3,897	3,897,712

Series 4637, Class QF, 1.115%, (1 mo. USD LIBOR + 1.00%), 4/15/44(1)	2,983	2,871,569

Series 4637, Class SA, 4.788%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	731	648,003

Series 4637, Class SC, 4.788%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	731	648,003

Series 4637, Class SD, 4.788%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	731	648,003

Series 4637, Class SE, 4.788%, (4.98% - 1 mo. USD LIBOR x 1.66), 4/15/44(2)	797	706,270

Series 4639, Class KF, 1.415%, (1 mo. USD LIBOR + 1.30%), 12/15/44(1)	1,526	1,519,709

Series 4645, Class CF, 1.115%, (1 mo. USD LIBOR + 1.00%), 3/15/44(1)	430	430,957

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 4645, Class KL, 5.77%, (6.00% - 1 mo. USD LIBOR x 2.00), 3/15/44(2)	$112	$110,263

Series 4678, Class PC, 3.00%, 1/15/46	3,222	3,333,637

Series 4754, Class FJ, 1.115%, (1 mo. USD LIBOR + 1.00%), 4/15/44(1)	2,112	2,028,701

Series 4754, Class FK, 1.115%, (1 mo. USD LIBOR + 1.00%), 1/15/54(1)	5,739	5,741,073

Series 4774, Class MH, 4.50%, 12/15/42	1,184	1,185,890

Series 4774, Class QD, 4.50%, 1/15/43	924	927,801

Series 4876, Class FA, 0.815%, (1 mo. USD LIBOR + 0.70%), 5/15/49(1)	13,639	13,879,148

Series 4967, Class CK, 2.50%, 2/25/50	301	301,258

Series 4974, Class ZG, 2.50%, 4/25/50	6,683	6,695,445

Series 4974, Class ZT, 3.00%, 2/25/50	2,093	2,093,508

Series 4980, Class ZP, 2.50%, 7/25/49	986	987,738

Series 4983, Class ZG, 3.00%, 5/25/50	3,372	3,375,382

Series 4990, Class TZ, 2.50%, 7/25/50	6,497	6,509,467

Series 4992, Class KZ, 2.75%, 7/25/50	2,184	2,183,696

Series 4995, Class ZN, 2.50%, 7/25/50	3,714	3,720,505

Series 4999, Class C, 2.00%, 6/25/50	8,237	8,154,916

Series 5000, Class ZP, 3.00%, 7/25/50	4,458	4,465,608

Series 5003, Class AZ, 2.50%, 8/25/50	12,318	12,355,848

Series 5003, Class BZ, 2.50%, 8/25/50	2,503	2,502,961

Series 5003, Class PZ, 2.50%, 8/25/50	2,085	2,090,907

Series 5007, Class PZ, 3.00%, 7/25/50	10,002	10,024,473

Series 5020, Class EZ, 2.00%, 10/25/50	14,817	14,206,339

Series 5020, Class TZ, 2.50%, 9/25/50	202	202,151

Series 5020, Class ZD, 2.00%, 10/25/50	5,126	5,119,832

Series 5020, Class ZP, 3.00%, 10/25/50	4,866	4,877,264

Series 5020, Class ZT, 2.00%, 10/25/50	4,711	4,613,476

Series 5021, Class CZ, 2.00%, 10/25/50	26,423	25,830,644

Series 5021, Class NZ, 2.00%, 10/25/50	6,520	6,285,115

Series 5027, Class PZ, 2.00%, 10/25/50	12,895	12,827,701

Series 5027, Class ZA, 3.50%, 10/25/50	401	401,149

Series 5028, Class AZ, 2.00%, 10/25/50	7,733	7,535,383

Series 5028, Class TZ, 2.00%, 10/25/50	4,367	4,179,829

Series 5028, Class ZA, 2.00%, 10/25/50	4,137	4,023,465

Series 5028, Class ZT, 2.00%, 10/25/50	5,785	5,575,641

Series 5031, Class Z, 2.50%, 10/25/50	15,999	16,025,243

Series 5034, Class GZ, 2.50%, 11/25/50	10,476	10,487,681

Series 5034, Class KZ, 2.50%, 11/25/50	10,850	10,882,375

Series 5034, Class NZ, 2.50%, 11/25/50	7,610	7,620,660

Series 5035, Class AZ, 2.00%, 11/25/50	3,362	3,232,114

Series 5035, Class ZK, 2.50%, 11/25/50	41,263	41,213,536

Series 5035, Class ZT, 2.00%, 10/25/50	4,194	4,053,063

Series 5036, Class Z, 2.00%, 11/25/50	37,451	36,089,224

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5036, Class ZA, 2.50%, 11/25/50	$37,493	$37,459,866

Series 5037, Class QZ, 2.00%, 11/25/50	16,701	16,134,273

Series 5037, Class ZQ, 2.00%, 11/25/50	3,087	3,012,985

Series 5038, Class CZ, 2.00%, 11/25/50	182	179,872

Series 5038, Class Z, 2.50%, 10/25/50	20,079	20,086,286

Series 5038, Class ZN, 2.00%, 11/25/50	19,147	18,542,644

Series 5039, Class PZ, 2.00%, 11/25/50	5,513	5,369,211

Series 5039, Class ZJ, 2.00%, 11/25/50	2,737	2,636,689

Series 5040, Class TZ, 2.50%, 11/25/50	31,650	31,678,459

Series 5041, Class LZ, 2.50%, 11/25/50	1,215	1,216,497

Series 5048, Class CZ, 2.00%, 12/25/50	6,488	6,296,475

Series 5050, Class DZ, 2.00%, 11/25/50	7,575	7,296,944

Series 5050, Class ZC, 2.00%, 12/25/50	13,292	12,849,048

Series 5050, Class ZJ, 2.00%, 12/25/50	17,770	17,165,988

Series 5051, Class BZ, 3.00%, 11/25/50	7,843	7,851,492

Series 5051, Class ZB, 3.00%, 12/25/50	5,114	5,119,918

Series 5053, Class KZ, 2.50%, 12/25/50	11,703	11,715,101

Series 5053, Class PZ, 1.50%, 11/25/50	9,631	9,605,816

Series 5054, Class DZ, 2.00%, 12/25/50	35,800	34,638,497

Series 5057, Class AZ, 2.00%, 12/25/50	9,404	8,837,997

Series 5058, Class CZ, 2.00%, 1/25/51	15,445	14,804,164

Series 5058, Class Z, 2.00%, 1/25/51	3,126	2,990,049

Series 5058, Class ZA, 2.00%, 1/25/51	3,178	3,031,466

Series 5058, Class ZH, 3.00%, 5/25/50	22,007	22,014,039

Series 5058, Class ZP, 3.00%, 9/25/50	17,849	17,902,836

Series 5060, Class EZ, 3.00%, 9/25/50	1,887	1,887,689

Series 5063, Class ZL, 2.50%, 1/25/51	2,948	2,947,924

Series 5068, Class UZ, 2.50%, 1/25/51	18,951	18,928,161

Series 5068, Class ZA, 3.00%, 11/25/50	384	383,761

Series 5070, Class HZ, 2.50%, 2/25/51	9,248	9,256,630

Series 5071, Class CS, 3.29%, (3.30% - SOFR), 2/25/51(2)	10,823	10,099,709

Series 5071, Class EZ, 2.50%, 2/25/51	27,598	27,624,294

Series 5071, Class SP, 3.29%, (3.30% - SOFR), 2/25/51(2)	10,981	10,647,867

Series 5071, Class UZ, 2.50%, 1/25/51	24,470	24,500,131

Series 5072, Class ZU, 2.50%, 2/25/51	41,154	41,187,304

Series 5078, Class GZ, 3.00%, 2/25/51	11,612	11,644,734

Series 5080, Class KZ, 2.50%, 12/25/50	6,117	6,112,497

Series 5080, Class WZ, 3.00%, 12/25/50	1,603	1,601,869

Series 5080, Class ZG, 3.00%, 11/25/48	6,172	6,172,096

Series 5081, Class DZ, 2.50%, 3/25/51	4,454	4,462,706

Series 5081, Class ZL, 3.00%, 3/25/51	6,898	6,923,708

Series 5083, Class SK, 3.85%, (3.87% - SOFR x 1.333), 3/25/51(2)	12,273	11,646,865

Series 5083, Class ZW, 2.50%, 3/25/51	20,666	20,710,682

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

Series 5084, Class ZP, 2.50%, 3/25/51	$25,309	$25,315,838

Series 5090, Class PZ, 2.50%, 3/25/51	3,668	3,658,675

Series 5093, Class WZ, 3.00%, 12/25/50	3,006	3,004,518

Series 5093, Class Z, 3.00%, 1/25/51	10,469	10,521,300

Series 5093, Class ZM, 3.00%, 3/25/51	11,072	11,065,303

Series 5093, Class ZQ, 3.00%, 12/25/50	3,615	3,611,243

Series 5094, Class LZ, 3.00%, 4/25/51	4,440	4,447,185

Series 5094, Class PZ, 3.00%, 4/25/51	10,046	10,081,428

Series 5096, Class QZ, 3.00%, 4/25/51	10,614	10,641,733

Series 5100, Class ZA, 3.00%, 1/25/51	3,745	3,759,917

Series 5101, Class EZ, 2.00%, 3/25/51	4,681	4,611,954

Interest Only:(3)

Series 354, Class C11, 3.50%, 7/15/46	16,231	2,482,438

Series 354, Class C15, 3.50%, 11/15/46	14,476	2,044,951

Series 362, Class C7, 3.50%, 9/15/47	27,477	3,273,875

Series 362, Class C11, 4.00%, 12/15/47	8,698	1,299,021

Series 362, Class C12, 4.00%, 12/15/47	14,156	2,376,310

Series 3030, Class SL, 5.985%, (6.10% - 1 mo. USD LIBOR), 9/15/35(2)	1,763	326,541

Series 3114, Class TS, 6.535%, (6.65% - 1 mo. USD LIBOR), 9/15/30(2)	3,295	470,027

Series 3339, Class JI, 6.475%, (6.59% - 1 mo. USD LIBOR), 7/15/37(2)	1,465	298,666

Series 3872, Class NI, 5.50%, 12/15/21	8	37

Series 4088, Class EI, 3.50%, 9/15/41	780	37,604

Series 4094, Class CS, 5.885%, (6.00% - 1 mo. USD LIBOR), 8/15/42(2)	1,450	351,331

Series 4109, Class SA, 6.085%, (6.20% - 1 mo. USD LIBOR), 9/15/32(2)	1,662	292,353

Series 4452, Class SP, 6.085%, (6.20% - 1 mo. USD LIBOR), 10/15/43(2)	679	19,485

Series 4497, Class CS, 6.085%, (6.20% - 1 mo. USD LIBOR), 9/15/44(2)	874	87,757

Series 4507, Class EI, 4.00%, 8/15/44	5,661	677,052

Series 4507, Class MI, 3.50%, 8/15/44	1,331	79,131

Series 4549, Class DS, 5.785%, (5.90% - 1 mo. USD LIBOR), 8/15/45(2)	2,563	275,142

Series 4601, Class IN, 3.50%, 7/15/46	26,888	3,962,347

Series 4625, Class BI, 3.50%, 6/15/46	5,185	643,991

Series 4637, Class IP, 3.50%, 4/15/44	805	39,223

Series 4653, Class PI, 3.50%, 7/15/44	540	4,168

Series 4672, Class LI, 3.50%, 1/15/43	957	26,838

Series 4676, Class DI, 4.00%, 7/15/44	1,092	28,647

Series 4700, Class WI, 3.50%, 1/15/44	1,409	11,619

Series 4749, Class IL, 4.00%, 12/15/47	2,024	283,673

Series 4768, Class IO, 4.00%, 3/15/48	2,366	333,385

Series 4768, Class KI, 4.00%, 11/15/47	4,163	577,926

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)		Value

Interest Only:(3) (continued)

Series 4772, Class PI, 4.00%, 1/15/48	$2,570		$358,028

Series 4791, Class JI, 4.00%, 5/15/48	3,850		515,335

Series 4791, Class SA, 6.085%, (6.20% - 1 mo. USD LIBOR), 5/15/48(2)	10,794		1,704,124

Series 4796, Class AS, 6.085%, (6.20% - 1 mo. USD LIBOR), 5/15/48(2)	6,836		1,079,201

Series 4808, Class IB, 4.00%, 5/15/48	9,956		1,403,108

Series 4966, Class SY, 5.944%, (6.05% - 1 mo. USD LIBOR), 4/25/50(2)	8,401		1,508,132

Series 5008, Class IE, 2.00%, 9/25/50	80,725		8,834,576

Series 5010, Class I, 2.00%, 9/25/50	40,836		4,457,799

Series 5010, Class IB, 2.00%, 9/25/50	60,199		6,588,285

Series 5010, Class IN, 2.00%, 9/25/50	103,331		11,827,799

Series 5010, Class NI, 2.00%, 9/25/50	22,543		2,521,389

Series 5016, Class UI, 2.00%, 9/25/50	19,264		2,108,251

Series 5017, Class DI, 2.00%, 9/25/50	39,904		4,367,092

Series 5019, Class CI, 2.00%, 10/25/50	31,989		3,569,836

Series 5020, Class CI, 2.00%, 9/25/50	8,048		835,410

Series 5022, Class AI, 2.00%, 10/25/50	42,571		4,753,377

Series 5024, Class CI, 2.00%, 10/25/50	124,754		14,609,973

Series 5025, Class GI, 2.00%, 10/25/50	13,780		1,496,117

Series 5028, Class TI, 2.00%, 10/25/50	16,656		1,628,605

Series 5038, Class DI, 2.00%, 11/25/50	99,123		11,642,075

Series 5051, Class S, 3.59%, (3.60% - SOFR), 12/25/50(2)	39,833		4,643,775

Principal Only:(4)

Series 213, Class PO, 0.00%, 6/1/31	1,704		1,604,566

Series 239, Class PO, 0.00%, 8/15/36	807		719,464

Series 246, Class PO, 0.00%, 5/15/37	1,967		1,894,230

Series 3072, Class WO, 0.00%, 11/15/35	732		670,255

Series 3342, Class KO, 0.00%, 7/15/37	241		227,721

Series 3476, Class PO, 0.00%, 7/15/38	370		334,598

Series 3862, Class PO, 0.00%, 5/15/41	752		676,740

Series 4239, Class OU, 0.00%, 7/15/43	4,637		3,296,529

			$1,110,614,327

Federal National Mortgage Association:

Series G93-17, Class FA, 1.106%, (1 mo. USD LIBOR + 1.00%), 4/25/23(1)	$9		$9,349

Series G97-4, Class FA, 0.915%, (1 mo. USD LIBOR + 0.80%), 6/17/27(1)	119		119,864

Series 1993-203, Class PL, 6.50%, 10/25/23	62		65,412

Series 1994-14, Class F, 2.008%, (COF + 1.60%), 10/25/23(1)	53		53,352

Series 2001-4, Class GA, 9.008%, 4/17/25(5)	0	(6)	343

Series 2009-48, Class WA, 5.851%, 7/25/39(5)	393		440,710

Series 2009-62, Class WA, 5.571%, 8/25/39(5)	601		667,750

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2010-112, Class DZ, 4.00%, 10/25/40	$560	$598,730

Series 2011-49, Class NT, 6.00%, (66.00% - 1 mo. USD LIBOR x 10.00, Cap 6.00%), 6/25/41(2)	229	250,151

Series 2012-14, Class MH, 2.00%, 12/25/40	129	130,585

Series 2012-51, Class FD, 0.686%, (1 mo. USD LIBOR + 0.58%), 5/25/42(1)	25,867	26,211,573

Series 2012-103, Class ZP, 3.00%, 9/25/42	1,508	1,496,070

Series 2012-115, Class MX, 3.329%, (3.46% - 1 mo. USD LIBOR x 1.154), 10/25/42(2)	1,923	1,708,895

Series 2012-128, Class SH, 3.894%, (4.00% - 1 mo. USD LIBOR), 11/25/42(2)	5,741	5,309,759

Series 2012-128, Class WS, 3.894%, (4.00% - 1 mo. USD LIBOR), 11/25/42(2)	854	782,321

Series 2012-134, Class ZT, 2.00%, 12/25/42	1,518	1,459,668

Series 2013-19, Class HF, 1.106%, (1 mo. USD LIBOR + 1.00%), 3/25/43(1)	936	917,393

Series 2013-52, Class GA, 1.00%, 6/25/43	1,023	1,021,848

Series 2013-52, Class MD, 1.25%, 6/25/43	1,425	1,401,660

Series 2013-58, Class KS, 5.766%, (5.93% - 1 mo. USD LIBOR x 1.50), 6/25/43(2)	415	409,814

Series 2013-58, Class SC, 5.841%, (6.00% - 1 mo. USD LIBOR x 1.50), 6/25/43(2)	5,423	5,462,993

Series 2013-67, Class NF, 1.106%, (1 mo. USD LIBOR + 1.00%), 7/25/43(1)	1,201	1,210,654

Series 2014-1, Class HF, 1.615%, (1 mo. USD LIBOR + 1.50%), 6/25/43(1)	1,318	1,294,935

Series 2014-5, Class LB, 2.50%, 7/25/43	349	353,633

Series 2015-74, Class SL, 2.287%, (2.349% - 1 mo. USD LIBOR x 0.587), 10/25/45(2)	1,883	1,394,459

Series 2016-26, Class KS, 5.064%, (5.25% - 1 mo. USD LIBOR x 1.75), 11/25/42(2)	2,504	2,556,113

Series 2016-49, Class VF, 1.115%, (1 mo. USD LIBOR + 1.00%), 8/25/46(1)	551	549,807

Series 2016-55, Class KF, 1.115%, (1 mo. USD LIBOR + 1.00%), 8/25/46(1)	959	944,497

Series 2016-55, Class KS, 3.489%, (3.57% - 1 mo. USD LIBOR x 0.714 ), 8/25/46(2)	811	647,232

Series 2016-89, Class ZH, 3.00%, 12/25/46	124	124,437

Series 2017-15, Class LE, 3.00%, 6/25/46	778	792,450

Series 2017-26, Class NF, 1.115%, (1 mo. USD LIBOR + 1.00%), 4/25/47(1)	1,782	1,782,454

Series 2017-26, Class NS, 5.744%, (5.94% - 1 mo. USD LIBOR x 1.70), 4/25/47(2)	777	782,958

Series 2017-39, Class JZ, 3.00%, 5/25/47	60	59,779

Series 2017-49, Class PF, 1.115%, (1 mo. USD LIBOR + 1.00%), 7/25/47(1)	522	522,467

Series 2017-56, Class KF, 1.115%, (1 mo. USD LIBOR + 1.00%), 7/25/47(1)	3,208	3,176,858

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2017-56, Class KS, 4.885%, (5.00% - 1 mo. USD LIBOR), 7/25/47(2)	$1,796	$1,534,902

Series 2019-1, Class FA, 0.706%, (1 mo. USD LIBOR + 0.60%), 2/25/49(1)	24,042	23,817,479

Series 2019-8, Class FD, 0.806%, (1 mo. USD LIBOR + 0.70%), 3/25/49(1)	44,916	45,731,747

Series 2019-9, Class LF, 0.656%, (1 mo. USD LIBOR + 0.55%), 3/25/49(1)	29,230	29,464,478

Series 2019-16, Class AF, 0.656%, (1 mo. USD LIBOR + 0.55%), 4/25/49(1)	17,311	17,457,894

Series 2019-68, Class KL, 3.885%, (4.00% - 1 mo. USD LIBOR), 11/25/49(2)	2,558	2,546,672

Series 2019-68, Class KS, 3.885%, (4.00% - 1 mo. USD LIBOR), 11/25/49(2)	2,558	2,546,672

Series 2019-83, Class EZ, 4.50%, 1/25/50	1,218	1,217,867

Series 2020-35, Class AZ, 3.00%, 6/25/50	2,829	2,832,475

Series 2020-36, Class ZN, 2.50%, 6/25/50	944	944,190

Series 2020-41, Class ZC, 3.00%, 6/25/50	140	139,549

Series 2020-45, Class MA, 3.115%, (3.20% - 1 mo. USD LIBOR x 0.80), 6/25/43(2)	2,738	2,732,578

Series 2020-45, Class NZ, 2.50%, 7/25/50	2,526	2,525,038

Series 2020-46, Class ZJ, 3.00%, 7/25/50	141	140,970

Series 2020-47, Class CZ, 3.00%, 7/25/50	226	225,774

Series 2020-63, Class ZN, 3.00%, 9/25/50	3,514	3,519,267

Series 2020-64, Class PZ, 3.00%, 9/25/50	1,368	1,370,246

Series 2020-70, Class JZ, 2.50%, 10/25/50	3,626	3,625,939

Series 2020-71, Class TZ, 2.50%, 10/25/50	683	683,491

Series 2020-73, Class HZ, 3.00%, 10/25/50	1,197	1,196,777

Series 2020-75, Class NZ, 2.50%, 10/25/50	9,314	9,322,121

Series 2020-80, Class MZ, 2.50%, 11/25/50	3,719	3,730,532

Series 2020-80, Class TZ, 1.00%, 11/25/50	3,317	3,316,092

Series 2020-81, Class CZ, 2.00%, 11/25/50	7,436	7,077,145

Series 2020-81, Class QZ, 2.50%, 11/25/50	3,646	3,657,854

Series 2020-85, Class HZ, 2.50%, 12/25/50	1,828	1,836,003

Series 2020-85, Class JZ, 2.50%, 12/25/50	3,844	3,857,654

Series 2020-85, Class Z, 3.00%, 12/25/50	3,395	3,403,711

Series 2020-86, Class ZK, 2.00%, 12/25/50	9,018	8,658,586

Series 2020-86, Class ZP, 2.50%, 12/25/50	40,704	40,692,504

Series 2020-89, Class PZ, 2.50%, 12/25/50	10,530	10,533,261

Series 2020-92, Class CZ, 2.50%, 12/25/50	17,257	17,254,054

Series 2020-92, Class NZ, 2.50%, 12/25/50	2,511	2,520,914

Series 2020-94, Class HZ, 3.00%, 1/25/51	5,972	5,978,231

Series 2020-95, Class BZ, 2.50%, 1/25/51	26,655	26,661,498

Series 2020-95, Class ZT, 2.00%, 1/25/51	8,204	7,841,171

Series 2020-96, Class DZ, 2.50%, 1/25/51	24,805	24,838,019

Series 2020-96, Class EZ, 2.50%, 1/25/51	10,162	10,169,119

Series 2020-96, Class KZ, 2.50%, 1/25/51	6,390	6,397,770

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2021-1, Class JZ, 2.50%, 1/25/51	$14,540	$14,484,373

Series 2021-1, Class ZH, 3.00%, 11/25/50	38,182	38,244,644

Series 2021-3, Class ZH, 2.50%, 2/25/51	10,268	10,276,337

Series 2021-5, Class CZ, 3.00%, 2/25/51	1,899	1,898,377

Series 2021-5, Class PZ, 3.50%, 2/25/51	3,251	3,251,401

Series 2021-9, Class GZ, 3.00%, 3/25/51	15,368	15,397,030

Series 2021-11, Class DZ, 3.00%, 11/25/50	8,071	8,077,340

Series 2021-11, Class KZ, 3.00%, 6/25/50	2,865	2,866,597

Series 2021-14, Class GZ, 2.50%, 3/25/51	9,532	9,533,460

Series 2021-14, Class KZ, 2.50%, 3/25/51	12,663	12,689,003

Series 2021-15, Class HZ, 3.00%, 4/25/51	24,621	24,689,434

Series 2021-21, Class KZ, 3.00%, 2/25/50	15,978	16,001,113

Interest Only:(3)

Series 296, Class 2, 8.00%, 4/25/24	94	4,077

Series 424, Class C8, 3.50%, 2/25/48	7,761	935,379

Series 2004-60, Class SW, 6.944%, (7.05% - 1 mo. USD LIBOR), 4/25/34(2)	1,831	248,670

Series 2005-68, Class XI, 6.00%, 8/25/35	1,858	413,438

Series 2006-65, Class PS, 7.114%, (7.22% - 1 mo. USD LIBOR), 7/25/36(2)	1,127	272,910

Series 2007-99, Class SD, 6.294%, (6.40% - 1 mo. USD LIBOR), 10/25/37(2)	1,822	363,772

Series 2007-102, Class ST, 6.334%, (6.44% - 1 mo. USD LIBOR), 11/25/37(2)	909	168,781

Series 2010-135, Class SD, 5.894%, (6.00% - 1 mo. USD LIBOR), 6/25/39(2)	362	8,435

Series 2011-59, Class IW, 6.00%, 7/25/41	1,272	271,354

Series 2011-82, Class AI, 5.50%, 8/25/26	6	93

Series 2011-101, Class IC, 3.50%, 10/25/26	2,467	148,865

Series 2012-94, Class SL, 6.594%, (6.70% - 1 mo. USD LIBOR), 5/25/38(2)	2,071	89,766

Series 2012-103, Class GS, 5.994%, (6.10% - 1 mo. USD LIBOR), 2/25/40(2)	30	212

Series 2012-112, Class SB, 6.044%, (6.15% - 1 mo. USD LIBOR), 9/25/40(2)	1,407	64,148

Series 2012-147, Class SA, 5.994%, (6.10% - 1 mo. USD LIBOR), 1/25/43(2)	1,409	304,472

Series 2013-127, Class BI, 3.50%, 5/25/39	103	225

Series 2013-127, Class LI, 3.50%, 5/25/39	103	215

Series 2014-41, Class SA, 5.944%, (6.05% - 1 mo. USD LIBOR), 7/25/44(2)	1,562	242,867

Series 2014-55, Class IL, 3.50%, 9/25/44	1,340	225,894

Series 2014-55, Class IN, 3.50%, 7/25/44	1,317	214,753

Series 2014-89, Class IO, 3.50%, 1/25/45	1,851	249,285

Series 2015-22, Class GI, 3.50%, 4/25/45	758	155,235

Series 2015-31, Class SG, 5.994%, (6.10% - 1 mo. USD LIBOR), 5/25/45(2)	1,600	316,773

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Interest Only:(3) (continued)

Series 2015-36, Class IL, 3.00%, 6/25/45	$1,525	$230,621

Series 2015-61, Class QI, 3.50%, 5/25/43	433	2,760

Series 2016-61, Class DI, 3.00%, 4/25/46	1,720	128,286

Series 2018-21, Class IO, 3.00%, 4/25/48	8,213	769,404

Series 2018-42, Class IA, 3.50%, 6/25/47	4,680	235,078

Series 2019-1, Class SA, 5.294%, (5.40% - 1 mo. USD LIBOR), 2/25/49(2)	16,807	2,812,228

Series 2020-23, Class SP, 5.944%, (6.05% - 1 mo. USD LIBOR), 2/25/50(2)	25,926	4,562,796

Series 2020-45, Class HI, 2.50%, 7/25/50	10,002	1,225,035

Series 2020-62, Class DI, 2.00%, 9/25/50	47,743	5,411,894

Series 2020-72, Class DI, 2.00%, 10/25/50	30,993	3,482,517

Series 2020-72, Class IA, 2.00%, 10/25/50	31,890	3,642,163

Series 2020-73, Class NI, 2.00%, 10/25/50	51,059	5,738,670

Series 2020-94, Class DI, 2.00%, 1/25/51	19,055	2,017,651

Series 2021-10, Class EI, 2.00%, 3/25/51	14,210	1,535,340

Principal Only:(4)

Series 379, Class 1, 0.00%, 5/25/37	1,806	1,642,087

Series 380, Class 1, 0.00%, 7/25/37	409	371,436

Series 2007-17, Class PO, 0.00%, 3/25/37	341	319,129

Series 2009-82, Class PO, 0.00%, 10/25/39	816	738,310

Series 2012-5, Class PO, 0.00%, 12/25/39	526	487,655

Series 2012-61, Class PO, 0.00%, 8/25/37	2,320	2,113,985

Series 2014-9, Class DO, 0.00%, 2/25/43	10,887	8,459,478

Series 2014-17, Class PO, 0.00%, 4/25/44	1,775	1,516,187

		$616,262,655

Government National Mortgage Association:

Series 2011-156, Class GA, 2.00%, 12/16/41	$226	$204,632

Series 2012-77, Class MT, 0.506%, (1 mo. USD LIBOR + 0.39%), 5/16/41(1)	585	568,388

Series 2014-H20, Class MF, 0.758%, (1 mo. USD LIBOR + 0.65%), 10/20/64(1)	8,901	9,054,806

Series 2015-144, Class KB, 3.00%, 8/20/44	503	517,481

Series 2015-H03, Class FD, 0.748%, (1 mo. USD LIBOR + 0.64%), 1/20/65(1)	25,183	25,604,736

Series 2015-H05, Class FB, 0.748%, (1 mo. USD LIBOR + 0.64%), 2/20/65(1)	23,862	24,291,741

Series 2016-168, Class JF, 1.115%, (1 mo. USD LIBOR + 1.00%), 11/20/46(1)	3,955	3,932,365

Series 2017-121, Class DF, 0.616%, (1 mo. USD LIBOR + 0.50%), 8/20/47(1)	6,867	6,936,504

Series 2017-137, Class AF, 0.616%, (1 mo. USD LIBOR + 0.50%), 9/20/47(1)	3,229	3,260,180

Series 2018-H18, Class FG, 0.708%, (1 mo. USD LIBOR + 0.60%), 10/20/68(1)	50,010	51,160,276

Series 2018-H20, Class FA, 0.708%, (1 mo. USD LIBOR + 0.60%), 12/20/68(1)	74,689	76,414,125

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2019-H02, Class FE, 0.658%, (1 mo. USD LIBOR + 0.55%), 1/20/69(1)	$27,447	$27,855,209

Series 2020-21, Class LZ, 3.50%, 2/20/50	19	18,881

Series 2020-47, Class ZD, 3.00%, 4/20/50	8,779	8,808,177

Series 2020-47, Class ZL, 3.50%, 4/20/50	4,776	4,796,240

Series 2020-61, Class CS, 2.50%, 5/20/50	3,298	3,307,042

Series 2020-61, Class ZA, 3.00%, 5/20/50	6,032	6,044,073

Series 2020-63, Class AZ, 3.00%, 4/20/50	2,304	2,304,417

Series 2020-76, Class UZ, 3.00%, 5/20/50	10,413	10,433,064

Series 2020-76, Class ZL, 2.75%, 5/20/50	6,178	6,170,141

Series 2020-85, Class CS, 2.50%, 6/20/50	2,851	2,859,199

Series 2020-122, Class TZ, 2.50%, 7/20/50	163	162,973

Series 2020-123, Class PZ, 2.50%, 8/20/50	6,607	6,615,215

Series 2020-134, Class QY, 2.00%, 9/20/50	3,238	3,240,201

Series 2020-134, Class ZD, 2.00%, 9/20/50	4,118	4,000,424

Series 2020-144, Class EZ, 2.50%, 9/20/50	6,554	6,561,137

Series 2020-146, Class CZ, 2.50%, 10/20/50	3,564	3,567,842

Series 2020-149, Class NZ, 2.50%, 10/20/50	12,234	12,290,366

Series 2020-153, Class MZ, 2.50%, 10/20/50	991	992,880

Series 2020-153, Class TZ, 2.50%, 10/20/50	19,871	19,977,864

Series 2020-163, Class KZ, 2.50%, 10/20/50	4,765	4,765,708

Series 2020-166, Class PZ, 3.00%, 11/20/50	2,616	2,615,879

Series 2020-180, Class Z, 2.50%, 11/20/50	20,595	20,731,842

Series 2020-181, Class CZ, 2.50%, 12/20/50	8,185	8,201,208

Series 2020-183, Class AZ, 2.50%, 12/20/50	12,771	12,788,791

Series 2020-183, Class CZ, 2.50%, 12/20/50	2,362	2,364,553

Series 2020-183, Class ZN, 2.50%, 12/20/50	9,735	9,746,027

Series 2021-1, Class CZ, 2.50%, 12/20/50	4,229	4,242,487

Series 2021-1, Class GZ, 2.50%, 10/20/45	14,461	14,500,511

Series 2021-1, Class ZD, 3.00%, 1/20/51	5,894	5,922,759

Series 2021-8, Class DZ, 2.50%, 1/20/51	7,346	7,350,359

Series 2021-8, Class TZ, 2.50%, 1/20/51	14,402	14,424,459

Series 2021-8, Class ZG, 2.50%, 1/20/51	15,114	15,117,834

Series 2021-15, Class LZ, 2.50%, 1/20/51	6,843	6,859,597

Series 2021-24, Class EZ, 2.50%, 1/20/51	17,675	17,643,188

Series 2021-25, Class JZ, 2.50%, 2/20/51	10,283	10,329,684

Series 2021-26, Class ZA, 2.50%, 2/20/51	18,080	18,041,626

Series 2021-26, Class ZB, 2.50%, 2/20/51	2,303	2,311,052

Series 2021-27, Class AZ, 2.50%, 2/20/51	2,632	2,629,291

Series 2021-27, Class CZ, 2.50%, 2/20/51	3,055	3,062,978

Series 2021-41, Class AZ, 2.50%, 3/20/51	2,061	2,056,759

Series 2021-49, Class LZ, 3.00%, 2/20/51	14,049	14,068,888

Series 2021-55, Class Z, 3.00%, 3/20/51	19,138	19,187,588

Series 2021-57, Class JZ, 3.00%, 3/20/51	58,390	58,452,488

Series 2021-58, Class CZ, 3.00%, 2/20/51	10,558	10,594,929

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association: (continued)

Series 2021-58, Class EZ, 3.00%, 7/20/50	$68,497	$68,776,165

Series 2021-58, Class ZW, 3.00%, 2/20/51	61,805	62,005,923

Series 2021-64, Class AZ, 3.00%, 4/20/51	11,418	11,465,023

Series 2021-66, Class QZ, 3.00%, 4/20/51	2,648	2,648,525

Series 2021-66, Class Z, 3.00%, 4/20/51	4,969	4,964,858

Series 2021-67, Class CZ, 3.00%, 4/20/51	49,620	49,837,782

Series 2021-76, Class Z, 3.00%, 8/20/50	3,891	3,892,702

Series 2021-76, Class ZA, 3.00%, 8/20/50	50,000	50,134,000

Series 2021-77, Class CZ, 3.00%, 3/1/50(7)	40,968	41,029,267

Series 2021-86, Class GZ, 3.00%, 2/1/50(7)	9,235	9,251,549

Series 2021-87, Class UZ, 3.00%, 3/1/50(7)	2,139	2,138,999

Series 2021-87, Class ZU, 3.00%, 3/1/50(7)	1,458	1,457,828

Interest Only:(3)

Series 2014-98, Class IM, 1.665%, 1/20/43(5)	8,314	341,894

Series 2015-151, Class KI, 1.57%, 11/20/42(5)	10,853	332,071

Series 2017-104, Class SD, 6.084%, (6.20% - 1 mo. USD LIBOR), 7/20/47(2)	4,450	796,565

Series 2017-121, Class DS, 4.384%, (4.50% - 1 mo. USD LIBOR), 8/20/47(2)	5,587	628,846

Series 2018-127, Class SG, 6.134%, (6.25% - 1 mo. USD LIBOR), 9/20/48(2)	13,602	1,941,403

Series 2019-27, Class SA, 5.934%, (6.05% - 1 mo. USD LIBOR), 2/20/49(2)	6,119	1,138,924

Series 2019-38, Class SQ, 5.934%, (6.05% - 1 mo. USD LIBOR), 3/20/49(2)	12,776	2,238,847

Series 2019-43, Class BS, 5.934%, (6.05% - 1 mo. USD LIBOR), 4/20/49(2)	8,938	1,328,829

Series 2020-97, Class MI, 2.50%, 3/20/50	8,572	913,536

Series 2020-146, Class IQ, 2.00%, 10/20/50	191,850	20,729,328

Series 2020-146, Class QI, 2.00%, 10/20/50	29,535	3,253,970

Series 2020-167, Class KI, 2.00%, 11/20/50	117,577	12,844,872

Series 2020-167, Class YI, 2.00%, 11/20/50	141,014	13,811,836

Series 2020-173, Class DI, 2.00%, 11/20/50	24,556	2,604,003

Series 2020-176, Class AI, 2.00%, 11/20/50	39,301	4,167,541

Series 2020-181, Class TI, 2.00%, 12/20/50	111,976	11,804,504

Series 2021-9, Class GI, 2.00%, 1/20/51	54,389	5,351,826

Series 2021-46, Class IM, 2.50%, 3/20/51	8,929	806,490

Series 2021-56, Class SD, 2.29%, (2.30% - SOFR), 9/20/50(2)	32,775	1,607,067

Series 2021-56, Class SE, 2.29%, (2.30% - SOFR), 10/20/50(2)	11,934	579,999

Series 2021-67, Class SA, 2.29%, (2.30% - SOFR), 10/20/50(2)	98,801	5,511,883

Principal Only:(4)

Series 2009-117, Class PO, 0.00%, 12/16/39	1,170	1,037,579

Series 2010-88, Class OA, 0.00%, 7/20/40	832	736,961

Security	Principal Amount (000’s omitted)		Value

Principal Only:(4) (continued)

Series 2015-24, Class KO, 0.00%, 6/20/35	$1,150		$1,090,136

			$1,023,162,595

Total Collateralized Mortgage Obligations (identified cost $2,796,143,615)			$2,750,039,577

Government National Mortgage Association Participation Agreements — 4.6%
Security	Principal Amount (000’s omitted)		Value

Government National Mortgage Association Participation Agreement, 2.20%, (1 mo. LIBOR + 1.95%, Floor 0.25%), 10/5/22 (1)(14)	$500,000		$501,107,000

Total Government National Mortgage Association Participation Agreements (identified cost $500,000,000)			$501,107,000

U.S. Government Agency Mortgage-Backed Securities — 64.0%
Security	Principal Amount (000’s omitted)		Value

Federal Home Loan Mortgage Corp.:

1.707%, (COF + 1.25%), with maturity at 2025(8)	$85		$85,916

2.42%, (1 yr. CMT + 2.28%), with maturity at 2023(8)	31		31,328

2.49%, (COF + 1.87%), with maturity at 2022(8)	0	(6)	85

2.50%, with various maturities to 2051	506,829		526,228,245

2.582%, (1 yr. CMT + 2.25%), with maturity at 2038(8)	717		755,488

2.80%, (1 yr. CMT + 2.26%), with maturity at 2035(8)	2,283		2,395,020

2.801%, (COF + 1.25%), with maturity at 2035(8)	652		669,706

2.845%, (1 yr. CMT + 2.31%), with maturity at 2036(8)	713		749,617

2.876%, (1 yr. CMT + 2.23%), with maturity at 2036(8)	798		837,451

3.00%, with various maturities to 2050	338,221		355,764,419

3.093%, (COF + 1.25%), with maturity at 2032(8)	151		157,773

3.145%, (COF + 2.28%), with maturity at 2025(8)	191		193,082

3.357%, (1 yr. CMT + 1.98%), with maturity at 2034(8)	944		982,324

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)

3.50%, with various maturities to 2050	$88,846	$94,806,297

3.85%, (COF + 1.25%), with maturity at 2034(8)	36	37,542

4.00%, with maturity at 2050	1,114	1,205,107

4.029%, (COF + 1.25%), with maturity at 2029(8)	8	8,850

4.054%, (COF + 2.28%), with maturity at 2037(8)	745	769,092

4.21%, (5 yr. CMT + 2.52%), with maturity at 2032(8)	248	256,729

4.379%, (COF + 1.25%), with maturity at 2030(8)	205	218,594

4.50%, with various maturities to 2049	5,707	6,219,514

4.664%, (COF + 1.25%), with maturity at 2033(8)	626	646,381

6.00%, with maturity at 2029	167	189,141

7.00%, with maturity at 2033	129	141,143

8.00%, with various maturities to 2025	1	973

		$993,349,817

Federal National Mortgage Association:

1.658%, (COF + 1.25%), with various maturities to 2037(8)	$334	$336,786

1.685%, (COF + 1.25%), with maturity at 2038(8)	43	43,101

1.707%, (COF + 1.25%), with maturity at 2033(8)	180	182,820

2.151%, (1 yr. USD LIBOR + 1.75%), with maturity at 2035(8)	547	574,741

2.175%, (1 yr. USD LIBOR + 1.80%), with maturity at 2034(8)	264	278,584

2.249%, (COF + 1.84%), with maturity at 2029(8)	2	1,764

2.297%, (1 yr. CMT + 2.14%), with maturity at 2031(8)	367	372,589

2.334%, (1 yr. CMT + 2.12%), with maturity at 2037(8)	815	853,977

2.335%, (1 yr. CMT + 2.11%), with maturity at 2040(8)	298	312,213

2.369%, (1 yr. CMT + 2.18%), with maturity at 2036(8)	286	301,688

2.407%, (1 yr. CMT + 2.21%), with maturity at 2039(8)	1,299	1,369,101

2.428%, (1 yr. CMT + 2.08%), with maturity at 2033(8)	285	297,469

2.482%, (1 yr. CMT + 2.25%), with maturity at 2033(8)	1,784	1,870,881

2.50%, 30-Year, TBA(9)	1,273,721	1,318,230,778

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

2.50%, with various maturities to 2051	$1,736,210	$1,803,911,311

2.614%, (COF + 1.25%), with maturity at 2036(8)	92	94,951

2.678%, (COF + 2.17%), with maturity at 2030(8)	83	84,247

2.679%, (1 yr. CMT + 2.48%), with maturity at 2038(8)	572	605,354

3.00%, 30-Year, TBA(9)	100,000	104,671,945

3.00%, with various maturities to 2050	867,439	910,720,340

3.014%, (COF + 1.25%), with maturity at 2036(8)	196	203,789

3.151%, (COF + 1.25%), with maturity at 2034(8)	482	496,995

3.312%, (COF + 1.25%), with maturity at 2034(8)	655	683,554

3.366%, (COF + 1.25%), with maturity at 2035(8)	206	212,099

3.50%, with various maturities to 2050	165,272	176,336,017

3.569%, (COF + 1.80%), with maturity at 2036(8)	588	619,180

3.595%, (COF + 2.34%), with maturity at 2026(8)	135	139,124

3.663%, (COF + 1.74%), with maturity at 2035(8)	368	388,621

3.678%, (COF + 1.25%), with maturity at 2034(8)	316	324,195

3.874%, (COF + 1.78%), with maturity at 2035(8)	296	312,910

3.957%, (COF + 1.25%), with maturity at 2036(8)	53	55,883

3.972%, (COF + 1.81%), with maturity at 2034(8)	258	275,498

4.00%, with various maturities to 2050	113,119	121,869,924

4.104%, (COF + 1.25%), with maturity at 2033(8)	256	275,561

4.307%, (COF + 1.87%), with maturity at 2034(8)	209	216,811

4.50%, with maturity at 2049	8,367	9,108,283

4.672%, (COF + 1.49%), with maturity at 2029(8)	369	394,105

4.929%, (COF + 1.73%), with maturity at 2034(8)	101	108,889

5.00%, with various maturities to 2048	4,983	5,427,079

6.00%, with various maturities to 2031	88	97,805

6.331%, (COF + 2.00%), with maturity at 2032(8)	60	67,069

		$4,462,728,031

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:

2.125%, (1 yr. CMT + 1.50%), with various maturities to 2027(8)	$176	$180,786

2.50%, with various maturities to 2051	1,402,766	1,460,192,344

4.00%, with various maturities to 2050	8,198	8,813,342

4.50%, with various maturities to 2049	40,488	43,910,469

		$1,513,096,941

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $6,979,103,049)		$6,969,174,789

U.S. Government Guaranteed Small Business Administration Pools & Loans — 2.9%
Description	Principal Amount (000’s omitted)	Value

0.875%, (USD Prime - 2.375%), 2/25/29(1)	$69,599	$70,426,435

1.00%, (USD Prime - 2.25%), 1/25/44 to 2/25/44(1)	78,287	78,958,695

1.05%, (USD Prime - 2.20%), 4/25/44(1)	30,854	31,208,671

2.25%, (USD Prime - 1.00%), 4/25/44(1)	37,732	40,446,502

2.575%, (USD Prime - 0.675%), 2/25/44(1)	33,381	36,584,427

Interest Only:(10)(11)

1.03%, 1/18/39	426	16,012

1.26%, 2/15/44	1,522	83,927

1.31%, 11/26/43	3,170	155,234

1.51%, 2/15/44	1,116	69,349

1.56%, 6/29/43 to 3/14/44	1,412	84,990

1.68%, 9/12/43 to 11/1/43	2,723	170,067

1.76%, 12/18/28	123	4,840

1.81%, 6/15/43 to 3/15/44	6,217	395,311

1.88%, 12/18/43 to 12/27/43	6,159	427,171

1.91%, 7/15/42 to 4/15/44	18,886	1,258,601

1.93%, 6/14/43 to 2/28/44	28,522	2,010,331

2.01%, 3/12/29 to 3/15/44	7,499	495,723

2.06%, 3/15/29 to 3/21/44	15,581	1,212,680

2.13%, 9/14/43 to 1/9/44	5,213	396,328

2.16%, 3/15/42 to 4/15/44	7,440	572,574

2.18%, 12/3/28 to 2/15/44	25,497	1,980,586

2.243%, 11/1/32 to 5/16/43(12)	113,352	7,045,604

2.26%, 12/28/28 to 1/15/44	4,652	371,703

2.31%, 12/15/28 to 8/11/44	32,565	2,630,852

2.38%, 8/31/28 to 12/27/43	3,409	282,465

2.41%, 6/15/42 to 4/15/44	22,629	1,950,343

2.419%, 2/21/33 to 4/1/43(12)	28,317	2,403,389

2.43%, 5/7/28 to 2/14/44	20,449	1,789,671

2.48%, 3/15/44	2,708	255,232

Description	Principal Amount (000’s omitted)	Value

Interest Only:(10)(11) (continued)

2.51%, 7/12/28 to 1/15/44	$3,807	$316,047

2.56%, 12/15/28 to 9/18/44	34,984	3,175,879

2.61%, 12/15/28 to 4/15/29	536	29,328

2.63%, 9/13/42 to 1/11/44	4,390	431,069

2.66%, 2/15/29 to 4/15/44	15,212	1,406,343

2.671%, 3/21/23 to 12/13/42(12)	35,461	2,349,312

2.68%, 10/19/28 to 2/19/44	21,144	1,904,148

2.76%, 10/1/28 to 2/15/44	12,555	984,199

2.81%, 3/15/29 to 4/24/44	31,286	2,979,343

2.88%, 7/12/43 to 12/27/43	4,154	445,447

2.91%, 3/15/44	705	80,167

2.93%, 6/13/28 to 2/15/44	7,454	700,855

3.01%, 10/13/28 to 1/15/44	2,178	203,023

3.06%, 12/15/28 to 4/15/44	4,463	504,140

3.13%, 9/29/43 to 1/31/44	8,639	1,021,701

3.16%, 12/15/43	335	42,924

3.18%, 5/8/28 to 2/19/44	10,322	937,884

3.214%, 1/21/24 to 7/28/42(12)	17,148	1,227,567

3.26%, 10/18/28 to 3/15/44	6,247	607,689

3.31%, 4/15/29 to 3/13/44	10,023	1,259,858

3.331%, 3/10/26 to 3/23/42(12)	500	40,560

3.36%, 1/15/29 to 4/15/44	165	17,442

3.38%, 8/17/43 to 1/16/44	13,231	1,815,886

3.41%, 4/15/44	2,775	360,587

3.43%, 4/27/28 to 2/6/44	36,897	3,544,305

3.51%, 10/4/28 to 3/15/44	16,699	1,805,025

3.56%, 12/28/28 to 3/15/44	13,363	1,387,579

3.61%, 12/27/28	11	895

3.66%, 11/15/43 to 4/15/44	16,756	2,303,006

3.98%, 12/11/28 to 12/13/28	392	35,635

4.11%, 12/31/28	36	3,337

Total U.S. Government Guaranteed Small Business Administration Pools & Loans (identified cost $315,729,578)		$315,608,893

Short-Term Investments — 22.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(13)	2,453,518,558	$2,453,518,558

Total Short-Term Investments (identified cost $2,453,518,558)		$2,453,518,558

Total Investments — 119.2% (identified cost $13,044,494,800)		$12,989,448,817

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

TBA Sale Commitments — (1.0)%
U.S. Government Agency Mortgage-Backed Securities — (1.0)%
Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association, 3.50%, 30-Year, TBA(9)	$(100,000)	$(106,289,055)

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $105,953,125)		$(106,289,055)

Total TBA Sale Commitments (identified cost $105,953,125)		$(106,289,055)

Other Assets, Less Liabilities — (18.2)		$(1,989,913,417)

Net Assets — 100.0%		$10,893,246,345

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(2)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2021.

(3)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(4)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(5)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(6)	Principal amount is less than $500.

(7)	When-issued security.

(8)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at April 30, 2021.

(9)

TBA (To Be Announced) securities are purchased or sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(10)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(11)	Securities comprise a trust that is wholly-owned by the Fund and may only be sold on a pro rata basis with all securities in the trust.

(12)	The stated interest rate represents the weighted average fixed interest rate at April 30, 2021 of all interest only securities comprising the certificate.

(13)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

(14)	Represents a participation interest, through a participation agreement with a financial institution, in mortgage loans guaranteed by Government National Mortgage Association.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation

Interest Rate Futures

U.S. 10-Year Treasury Note	(21,379)	Short	6/21/21	$(2,822,696,094)	$34,020,943

U.S. Long Treasury Bond	(2,899)	Short	6/21/21	(455,867,750)	9,891,730

U.S. Ultra 10-Year Treasury Note	(2,175)	Short	6/21/21	(316,564,453)	6,845,088

					$50,757,761

Abbreviations:

CMT	–	Constant Maturity Treasury

COF	–	Cost of Funds 11th District

LIBOR	–	London Interbank Offered Rate

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

USD	–	United States Dollar

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $10,590,976,242)	$10,535,930,259

Affiliated investment, at value (identified cost, $2,453,518,558)	2,453,518,558

Cash	101,399,852

Deposits for derivatives collateral — financial futures contracts	48,658,025

Deposits for forward purchase commitments	27,502,000

Interest receivable	28,285,753

Dividends receivable from affiliated investment	158,425

Receivable for investments sold	374,096,902

Receivable for TBA sale commitments	105,953,125

Receivable for Fund shares sold	52,858,168

Total assets	$13,728,361,067

Liabilities

Payable for investments purchased	$1,039,718,551

Payable for when-issued securities/forward purchase commitments	1,625,163,139

TBA sale commitments, at value (proceeds receivable, $105,953,125)	106,289,055

Payable for Fund shares redeemed	54,236,894

Payable for variation margin on open financial futures contracts	1,455,096

Distributions payable	1,607,201

Payable to affiliates:

Investment adviser fee	4,000,641

Distribution and service fees	654,391

Trustees’ fees	9,063

Accrued expenses	1,980,691

Total liabilities	$2,835,114,722

Net Assets	$10,893,246,345

Sources of Net Assets

Paid-in capital	$10,953,224,852

Accumulated loss	(59,978,507)

Total	$10,893,246,345

Class A Shares

Net Assets	$2,846,790,972

Shares Outstanding	350,440,577

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.12

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$8.31

Class C Shares

Net Assets	$123,777,740

Shares Outstanding	15,217,105

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$8.13

Class I Shares

Net Assets	$7,922,677,633

Shares Outstanding	976,408,063

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$8.11

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest	$83,376,443

Dividends from affiliated investment	1,012,793

Total investment income	$84,389,236

Expenses

Investment adviser fee	$22,342,489

Distribution and service fees

Class A	2,884,692

Class C	557,927

Trustees’ fees and expenses	54,250

Custodian fee	713,051

Transfer and dividend disbursing agent fees	1,442,597

Legal and accounting services	148,721

Printing and postage	525,878

Registration fees	389,546

Miscellaneous	151,233

Total expenses	$29,210,384

Net investment income	$55,178,852

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(53,893,026)

Financial futures contracts	51,687,688

Net realized loss	$(2,205,338)

Change in unrealized appreciation (depreciation) —

Investments	$(9,408,451)

TBA sale commitments	(409,335)

Financial futures contracts	42,372,069

Net change in unrealized appreciation (depreciation)	$32,554,283

Net realized and unrealized gain	$30,348,945

Net increase in net assets from operations	$85,527,797

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$55,178,852	$76,871,499

Net realized gain (loss)	(2,205,338)	69,040,167

Net change in unrealized appreciation (depreciation)	32,554,283	(14,785,022)

Net increase in net assets from operations	$85,527,797	$131,126,644

Distributions to shareholders —

Class A	$(17,291,884)	$(19,817,666)

Class C	(588,204)	(1,961,124)

Class I	(64,597,673)	(104,911,195)

Total distributions to shareholders	$(82,477,761)	$(126,689,985)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,868,855,269	$1,716,531,390

Class C	20,674,869	87,232,304

Class I	3,704,596,335	6,096,879,711

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	16,878,113	19,056,382

Class C	581,076	1,913,806

Class I	55,313,231	89,290,771

Cost of shares redeemed

Class A	(815,807,319)	(774,568,785)

Class C	(30,901,875)	(49,852,824)

Class I	(2,604,845,869)	(3,029,608,915)

Net asset value of shares converted

Class A	11,345,937	7,617,325

Class C	(11,345,937)	(7,617,325)

Net increase in net assets from Fund share transactions	$2,215,343,830	$4,156,873,840

Net increase in net assets	$2,218,393,866	$4,161,310,499

Net Assets

At beginning of period	$8,674,852,479	$4,513,541,980

At end of period	$10,893,246,345	$8,674,852,479

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$8.120		$8.100		$8.200		$8.250		$8.270		$8.400

Income (Loss) From Operations

Net investment income(1)	$0.038		$0.097		$0.202		$0.219		$0.173		$0.171

Net realized and unrealized gain (loss)	0.023		0.104		(0.057)		(0.068)		(0.012)		(0.112)

Total income from operations	$0.061		$0.201		$0.145		$0.151		$0.161		$0.059

Less Distributions

From net investment income	$(0.061)		$(0.166)		$(0.245)		$(0.201)		$(0.181)		$(0.189)

From net realized gain	—		(0.015)		—		—		—		—

Total distributions	$(0.061)		$(0.181)		$(0.245)		$(0.201)		$(0.181)		$(0.189)

Net asset value — End of period	$8.120		$8.120		$8.100		$8.200		$8.250		$8.270

Total Return(2)	0.75	%(3)	2.51%		1.78%		1.85%		1.97%		0.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,846,791		$1,764,637		$795,015		$394,465		$181,071		$155,824

Ratios (as a percentage of average daily net assets):(6)

Expenses	0.77	%(4)	0.82	%(5)	0.85	%(5)	0.90%		0.92%		0.96%

Net investment income	0.93	%(4)	1.19%		2.47%		2.67%		2.09%		2.07%

Portfolio Turnover of the Fund	120	%(3)(7)	152	%(7)	59%		42	%(8)	19	%(9)	45	%(9)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(7)	Includes the effect of To Be Announced (TBA) transactions.

(8)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(9)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$8.130		$8.110		$8.210		$8.260		$8.280		$8.410

Income (Loss) From Operations

Net investment income(1)	$0.014		$0.054		$0.154		$0.169		$0.124		$0.123

Net realized and unrealized gain (loss)	0.022		0.098		(0.058)		(0.067)		(0.012)		(0.113)

Total income from operations	$0.036		$0.152		$0.096		$0.102		$0.112		$0.010

Less Distributions

From net investment income	$(0.036)		$(0.117)		$(0.196)		$(0.152)		$(0.132)		$(0.140)

From net realized gain	—		(0.015)		—		—		—		—

Total distributions	$(0.036)		$(0.132)		$(0.196)		$(0.152)		$(0.132)		$(0.140)

Net asset value — End of period	$8.130		$8.130		$8.110		$8.210		$8.260		$8.280

Total Return(2)	0.45	%(3)	1.89%		1.18%		1.24%		1.36%		0.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$123,778		$144,742		$112,868		$66,706		$57,129		$77,450

Ratios (as a percentage of average daily net assets):(6)

Expenses	1.37	%(4)	1.42	%(5)	1.45	%(5)	1.50%		1.53%		1.56%

Net investment income	0.35	%(4)	0.67%		1.88%		2.05%		1.49%		1.48%

Portfolio Turnover of the Fund	120	%(3)(7)	152	%(7)	59%		42	%(8)	19	%(9)	45	%(9)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(7)	Includes the effect of To Be Announced (TBA) transactions.

(8)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(9)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019		2018		2017		2016

Net asset value — Beginning of period	$8.110		$8.090		$8.190		$8.240		$8.260		$8.390

Income (Loss) From Operations

Net investment income(1)	$0.048		$0.118		$0.223		$0.243		$0.194		$0.195

Net realized and unrealized gain (loss)	0.022		0.103		(0.058)		(0.071)		(0.012)		(0.115)

Total income from operations	$0.070		$0.221		$0.165		$0.172		$0.182		$0.080

Less Distributions

From net investment income	$(0.070)		$(0.186)		$(0.265)		$(0.222)		$(0.202)		$(0.210)

From net realized gain	—		(0.015)		—		—		—		—

Total distributions	$(0.070)		$(0.201)		$(0.265)		$(0.222)		$(0.202)		$(0.210)

Net asset value — End of period	$8.110		$8.110		$8.090		$8.190		$8.240		$8.260

Total Return(2)	0.87	%(3)	2.76%		2.04%		2.11%		2.23%		0.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,922,678		$6,765,473		$3,605,659		$1,282,116		$325,222		$179,408

Ratios (as a percentage of average daily net assets):(6)

Expenses	0.52	%(4)	0.57	%(5)	0.60	%(5)	0.65%		0.67%		0.71%

Net investment income	1.20	%(4)	1.46%		2.73%		2.96%		2.35%		2.36%

Portfolio Turnover of the Fund	120	%(3)(7)	152	%(7)	59%		42	%(8)	19	%(9)	45	%(9)

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Annualized.

(5)	Includes interest expense, including on reverse repurchase agreements, of 0.02% and 0.02% of average daily net assets for the years ended October 31, 2020 and 2019, respectively.

(6)	Includes the Fund’s share of the Portfolio’s/Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolio/Portfolios.

(7)	Includes the effect of To Be Announced (TBA) transactions.

(8)

Represents the portfolio turnover of Short-Term U.S. Government Portfolio from November 1, 2017 to October 12, 2018. The portfolio turnover based on the Fund’s investments in securities for the period October 15, 2018, the date the Fund began investing its assets directly, through October 31, 2018 was less than 1%.

(9)

Percentage is based on the Fund’s contributions to and withdrawals from the Portfolio(s) for the period while the Fund was investing in the Portfolio(s) and excludes the investment activity of the Portfolio(s).

References to Portfolios herein are to Massachusetts business trusts managed by Eaton Vance Management or its affiliates in which the Fund invested a substantial portion of its investable assets during the year ended October 31, 2018 and fiscal years prior thereto.

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Government Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. As of April 30, 2021, the Fund offered three classes of shares. Effective May 17, 2021, the Fund began offering Advisers Class shares, which are sold at net asset value and are not subject to a sales charge. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

20

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery, when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract. A forward purchase commitment may also be closed by entering into an offsetting commitment. If an offsetting commitment is entered into, the Fund will realize a gain or loss on investments based on the price established when the Fund entered into the commitment.

K  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as an asset and a corresponding liability, which is subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment. If the Fund enters into a forward sale commitment for the delivery of a security that it does not own or has the right to obtain, it is subject to the risk of loss if the purchase price to settle the commitment is higher than the price at which it was sold.

L   Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

21

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

M  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts and TBA sale commitments, of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$12,940,653,494

Gross unrealized appreciation	$112,844,806

Gross unrealized depreciation	(119,580,777)

Net unrealized depreciation	$(6,735,971)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with BMR in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.500% of the Fund’s average daily net assets up to $1 billion, 0.475% from $1 billion but less than $2.5 billion, 0.455% from $2.5 billion but less than $5 billion and 0.440% of average daily net assets of $5 billion or more, and is payable monthly. For the six months ended April 30, 2021, the Fund’s investment adviser fee amounted to $22,342,489 or 0.45% (annualized) of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM, an affiliate of BMR and, effective March 1, 2021, an indirect, wholly-owned subsidiary of Morgan Stanley, serves as administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $26,543 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,400 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $2,884,692 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.60% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $393,831 for Class C shares.

22

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $164,096 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $17,000 of CDSCs paid by Class C shareholders. Effective June 1, 2021, Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase).

6  Purchases and Sales of Investments

Purchases and sales of investments (all U.S. Government and Agency Securities), other than short-term obligations and including maturities, paydowns and TBA transactions, aggregated $13,585,912,325 and $11,137,737,097, respectively, for the six months ended April 30, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	230,159,097	211,270,192

Issued to shareholders electing to receive payments of distributions in Fund shares	2,078,509	2,347,952

Redemptions	(100,468,615)	(95,445,124)

Converted from Class C shares	1,397,275	939,464

Net increase	133,166,266	119,112,484

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	2,542,693	10,719,018

Issued to shareholders electing to receive payments of distributions in Fund shares	71,473	235,575

Redemptions	(3,800,657)	(6,135,370)

Converted to Class A shares	(1,395,478)	(938,298)

Net increase (decrease)	(2,581,969)	3,880,925

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	456,757,251	751,078,514

Issued to shareholders electing to receive payments of distributions in Fund shares	6,820,238	11,013,651

Redemptions	(321,178,766)	(373,789,842)

Net increase	142,398,723	388,302,323

23

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. Because the Fund holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Fund utilizes futures contracts and options on futures contracts to enhance total return, to change the overall duration of the Fund and to hedge against fluctuations in securities prices due to changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Futures contracts	$50,757,761	(1)	$—

(1)

Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(2,064,442	)(1)	$—

Futures contracts	$51,687,688	(2)	$42,372,069	(3)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions.

(2)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(3)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$ —	$3,025,285,000

The average number of purchased options contracts outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was 2,202 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be

24

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

10  Investments in Affiliated Funds

At April 30, 2021, the value of the Fund’s investment in affiliated funds was $2,453,518,558, which represents 22.5% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$1,108,350,347	$5,305,375,105	$(3,960,206,894)	$—	$—	$2,453,518,558	$1,012,793	2,453,518,558

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Collateralized Mortgage Obligations	$—	$2,750,039,577	$—	$2,750,039,577

Government National Mortgage Association Participation Agreements	—	501,107,000	—	501,107,000

U.S. Government Agency Mortgage-Backed Securities	—	6,969,174,789	—	6,969,174,789

U.S. Government Guaranteed Small Business Administration Pools & Loans	—	315,608,893	—	315,608,893

Short-Term Investments	—	2,453,518,558	—	2,453,518,558

Total Investments	$—	$12,989,448,817	$—	$12,989,448,817

Futures Contracts	$50,757,761	$—	$—	$50,757,761

Total	$50,757,761	$12,989,448,817	$—	$13,040,206,578

Liability Description

TBA Sale Commitments	$—	$(106,289,055)	$—	$(106,289,055)

Total	$—	$(106,289,055)	$—	$(106,289,055)

25

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

12  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

26

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration Government Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Fund’s investment adviser (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

610,776,625.882	7,872,296.780	32,616,697.961	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

27

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Short Duration Government Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Short Duration Government Income Fund	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

28

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

29

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

30

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The

31

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board

32

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

33

Eaton Vance

Short Duration Government Income Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

34

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

35

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below).
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

36

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

37

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7730    4.30.21

Eaton Vance

Short Duration High Income Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Short Duration High Income Fund

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Performance1,2

Portfolio Managers Kelley Baccei Gerrity and Stephen C. Concannon, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Since Inception

Class A at NAV	11/01/2013	02/21/2012	6.66%	14.40%	4.50%	4.28%
Class A with 2.25% Maximum Sales Charge	—	—	4.26	11.83	4.03	4.01
Class I at NAV	11/01/2013	02/21/2012	6.79	14.81	4.74	4.49

ICE BofA U.S. High Yield Cash Pay BB-B 1–3 Year Index	—	—	5.82%	14.62%	5.27%	5.07%

% Total Annual Operating Expense Ratios[3]					Class A	Class I

Gross					1.21%	0.96%
Net					0.90	0.65

Fund Profile

Credit Quality (% of bonds and loans)4

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

ICE BofA U.S. High Yield Cash Pay BB-B 1-3 Year Index is an unmanaged index of U.S. corporate bonds currently paying a coupon, rated BB1 through B3, and having a maturity less than 3 years. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of Class A and Class I is linked to the performance of Short Duration High Income Portfolio (the Portfolio), the Portfolio the Fund invested in prior to June 15, 2020. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. Performance since inception for an index, if presented, is the performance since the Portfolio’s inception. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 2/28/22. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Ratings are based on Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”), as applicable. For purposes of ratings restrictions, the average of Moody’s, S&P and Fitch is used. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

3

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,066.60	$4.61	**	0.90%
Class I	$1,000.00	$1,067.90	$3.33	**	0.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.51	**	0.90%
Class I	$1,000.00	$1,021.60	$3.26	**	0.65%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Commercial Mortgage-Backed Securities — 1.4%
Security	Principal Amount (000’s omitted)		Value

BAMLL Commercial Mortgage Securities Trust, Series 2019-BPR, Class ENM, 3.719%, 11/5/32(1)(2)		$795	$672,617

Total Commercial Mortgage-Backed Securities (identified cost $752,883)			$672,617

Common Stocks — 0.0%(3)
Security		Shares	Value

Diversified Media — 0.0%(3)

Clear Channel Outdoor Holdings, Inc.(4)(5)		1,520	$3,815

Total Common Stocks (identified cost $3,866)			$3,815

Convertible Bonds — 0.4%
Security	Principal Amount (000’s omitted)		Value

Air Transportation — 0.4%

Air Transport Services Group, Inc., 1.125%, 10/15/24		$158	$168,665

Total Convertible Bonds (identified cost $144,289)			$168,665

Convertible Preferred Stocks — 0.2%
Security		Shares	Value

Healthcare — 0.2%

Becton Dickinson and Co., Series B, 6.00%		2,122	$117,198

Total Convertible Preferred Stocks (identified cost $108,344)			$117,198

Corporate Bonds — 83.7%
Security	Principal Amount* (000’s omitted)		Value

Aerospace — 2.6%

Bombardier, Inc., 6.00%, 10/15/22(1)		153	$153,230

Howmet Aerospace, Inc., 6.875%, 5/1/25		156	181,155

Rolls-Royce PLC:

2.125%, 6/18/21(6)	EUR	150	180,752

3.625%, 10/14/25(1)		245	247,712

Security	Principal Amount* (000’s omitted)	Value

Aerospace (continued)

Spirit AeroSystems, Inc., 5.50%, 1/15/25(1)	500	$529,375

		$1,292,224

Air Transportation — 1.0%

American Airlines Group, Inc., 5.00%, 6/1/22(1)	300	$298,125

Delta Air Lines, Inc./SkyMiles IP, Ltd., 4.50%, 10/20/25(1)	53	56,874

United Airlines Holdings, Inc., 4.25%, 10/1/22	65	66,362

United Airlines, Inc., 4.375%, 4/15/26(1)	62	64,416

		$485,777

Automotive & Auto Parts — 8.0%

Clarios Global, L.P., 6.75%, 5/15/25(1)	266	$286,035

Clarios Global, L.P./Clarios US Finance Co., 6.25%, 5/15/26(1)	500	530,969

Ford Motor Co.:

8.50%, 4/21/23	717	803,936

9.00%, 4/22/25	795	971,887

Ford Motor Credit Co., LLC:

3.37%, 11/17/23	200	206,250

3.664%, 9/8/24	250	260,784

4.25%, 9/20/22	200	206,938

5.125%, 6/16/25	450	492,143

Tesla, Inc., 5.30%, 8/15/25(1)	200	207,500

		$3,966,442

Banking & Thrifts — 1.1%

CIT Group, Inc., 5.00%, 8/15/22	500	$527,225

		$527,225

Broadcasting — 2.8%

Netflix, Inc., 5.50%, 2/15/22	500	$519,072

Sirius XM Radio, Inc., 3.875%, 8/1/22(1)	750	754,650

Townsquare Media, Inc., 6.875%, 2/1/26(1)	118	123,163

		$1,396,885

Building Materials — 0.3%

SRM Escrow Issuer, LLC, 6.00%, 11/1/28(1)	136	$144,319

		$144,319

Cable & Satellite TV — 5.1%

CCO Holdings, LLC/CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	275	$288,211

5	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)		Value

Cable & Satellite TV (continued)

CSC Holdings, LLC, 5.25%, 6/1/24		1,000	$1,084,555

DISH DBS Corp.:

5.00%, 3/15/23		588	616,148

5.875%, 7/15/22		500	524,125

			$2,513,039

Capital Goods — 0.6%

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)		302	$302,159

			$302,159

Chemicals — 0.7%

Compass Minerals International, Inc.:

4.875%, 7/15/24(1)		280	$289,420

6.75%, 12/1/27(1)		41	44,247

			$333,667

Diversified Financial Services — 7.0%

Ally Financial, Inc., 5.75%, 11/20/25		210	$240,830

Cabot Financial Luxembourg S.A., 7.50%, 10/1/23(6)	GBP	221	311,326

DAE Funding, LLC, 5.25%, 11/15/21(1)		705	716,365

Navient Corp.:

6.50%, 6/15/22		500	525,000

7.25%, 9/25/23		450	489,938

OneMain Finance Corp., 5.625%, 3/15/23		550	588,156

PRA Group, Inc., 7.375%, 9/1/25(1)		556	596,657

			$3,468,272

Diversified Media — 0.5%

Clear Channel Worldwide Holdings, Inc., 9.25%, 2/15/24		234	$244,702

			$244,702

Energy — 9.8%

AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24		250	$278,710

Apache Corp., 4.625%, 11/15/25		50	52,875

Continental Resources, Inc.:

3.80%, 6/1/24		300	314,625

4.50%, 4/15/23		53	55,722

CVR Energy, Inc., 5.25%, 2/15/25(1)		300	301,875

DCP Midstream Operating, L.P., 3.875%, 3/15/23		300	314,182

Double Eagle III Midco 1, LLC/Double Eagle Finance Corp., 7.75%, 12/15/25(1)		81	91,901

Security	Principal Amount* (000’s omitted)	Value

Energy (continued)

Endeavor Energy Resources, L.P./EER Finance, Inc., 6.625%, 7/15/25(1)	61	$65,041

EQM Midstream Partners, L.P., 6.00%, 7/1/25(1)	60	65,625

Great Western Petroleum, LLC/Great Western Finance Corp., 12.00%, 9/1/25(1)	563	489,810

Laredo Petroleum, Inc., 9.50%, 1/15/25	37	38,162

NGPL PipeCo, LLC, 4.375%, 8/15/22(1)	25	25,895

Occidental Petroleum Corp.:

2.70%, 2/15/23	540	542,519

2.90%, 8/15/24	774	773,032

3.45%, 7/15/24	21	21,052

Ovintiv Exploration, Inc., 5.75%, 1/30/22	800	825,516

Precision Drilling Corp.:

5.25%, 11/15/24	6	5,779

7.75%, 12/15/23	12	12,098

Transocean Guardian, Ltd., 5.875%, 1/15/24(1)	54	50,671

Western Midstream Operating, L.P., 4.00%, 7/1/22	500	512,812

		$4,837,902

Entertainment & Film — 1.0%

AMC Entertainment Holdings, Inc., 10.50%, 4/15/25(1)	95	$101,790

Cinemark USA, Inc., 4.875%, 6/1/23	400	399,980

		$501,770

Environmental — 1.6%

GFL Environmental, Inc., 3.75%, 8/1/25(1)	547	$557,617

Tervita Corp., 11.00%, 12/1/25(1)	199	225,901

		$783,518

Food & Drug Retail — 3.6%

Albertsons Cos., Inc./Safeway, Inc./ New Albertsons, L.P./Albertsons, LLC:

3.50%, 2/15/23(1)	500	$514,705

7.50%, 3/15/26(1)	300	330,563

Ingles Markets, Inc., 5.75%, 6/15/23	149	150,909

Safeway, Inc., 4.75%, 12/1/21	759	773,136

		$1,769,313

Food, Beverage & Tobacco — 1.1%

Herbalife Nutrition, Ltd./HLF Financing, Inc., 7.875%, 9/1/25(1)	463	$504,561

Performance Food Group, Inc., 6.875%, 5/1/25(1)	52	55,679

		$560,240

6	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)		Value

Gaming — 4.2%

Caesars Entertainment, Inc., 6.25%, 7/1/25(1)		482	$513,065

Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)		380	365,750

MGM Resorts International, 6.00%, 3/15/23		950	1,018,053

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 4.25%, 5/30/23(1)		160	164,500

			$2,061,368

Healthcare — 5.7%

Bausch Health Cos., Inc., 9.00%, 12/15/25(1)		505	$548,657

CHS/Community Health Systems, Inc., 6.625%, 2/15/25(1)		230	242,896

HCA, Inc., 5.875%, 5/1/23		400	437,163

Jaguar Holding Co. II/PPD Development, L.P., 4.625%, 6/15/25(1)		101	106,296

Legacy LifePoint Health, LLC, 6.75%, 4/15/25(1)		71	75,615

ModivCare, Inc., 5.875%, 11/15/25(1)		207	220,428

Prime Healthcare Services, Inc., 7.25%, 11/1/25(1)		48	51,706

Tenet Healthcare Corp., 6.75%, 6/15/23		763	834,150

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21		290	292,267

			$2,809,178

Homebuilders & Real Estate — 7.4%

Consus Real Estate AG, 9.625%, 5/15/24(6)	EUR	800	$1,012,809

Empire Communities Corp., 7.00%, 12/15/25(1)		115	123,360

Five Point Operating Co., L.P./Five Point Capital Corp., 7.875%, 11/15/25(1)		400	423,750

Greystar Real Estate Partners, LLC, 5.75%, 12/1/25(1)		30	31,050

Outfront Media Capital, LLC/Outfront Media Capital Corp., 6.25%, 6/15/25(1)		70	74,419

Service Properties Trust:

4.50%, 6/15/23		300	306,603

5.00%, 8/15/22		82	83,268

Uniti Group, L.P./Uniti Fiber Holdings, Inc./CSL Capital, LLC, 7.125%, 12/15/24(1)		1,000	1,033,650

Vivion Investments S.a.r.l., 3.00%, 8/8/24(6)	EUR	500	589,199

			$3,678,108

Insurance — 1.1%

AmWINS Group, Inc., 7.75%, 7/1/26(1)		257	$273,656

AssuredPartners, Inc., 7.00%, 8/15/25(1)		250	255,750

			$529,406

Leisure — 5.1%

Carnival Corp.:

7.625%, 3/1/26(1)		39	$42,754

11.50%, 4/1/23(1)		890	1,023,900

Security	Principal Amount* (000’s omitted)	Value

Leisure (continued)

NCL Corp, Ltd.:

3.625%, 12/15/24(1)	47	$45,176

12.25%, 5/15/24(1)	240	293,050

Powdr Corp., 6.00%, 8/1/25(1)	295	311,594

Royal Caribbean Cruises, Ltd., 5.25%, 11/15/22	240	246,869

Viking Cruises, Ltd., 6.25%, 5/15/25(1)	550	549,255

		$2,512,598

Metals & Mining — 1.4%

Cleveland-Cliffs, Inc., 9.875%, 10/17/25(1)	28	$32,900

New Gold, Inc.:

6.375%, 5/15/25(1)	80	82,450

7.50%, 7/15/27(1)	550	597,493

		$712,843

Paper — 0.3%

Clearwater Paper Corp., 5.375%, 2/1/25(1)	150	$159,469

		$159,469

Restaurant — 0.8%

1011778 B.C. Unlimited Liability Company/New Red Finance, Inc., 4.25%, 5/15/24(1)	258	$261,694

Dave & Buster’s, Inc., 7.625%, 11/1/25(1)	139	150,345

		$412,039

Services — 1.1%

ADT Security Corp. (The), 3.50%, 7/15/22	250	$256,406

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25(1)	38	38,641

Beacon Roofing Supply, Inc., 4.875%, 11/1/25(1)	150	153,655

WESCO Distribution, Inc., 7.125%, 6/15/25(1)	88	95,150

		$543,852

Steel — 0.8%

Allegheny Ludlum, LLC, 6.95%, 12/15/25	100	$108,865

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)	275	279,125

		$387,990

Super Retail — 0.5%

Burlington Coat Factory Warehouse Corp., 6.25%, 4/15/25(1)	96	$102,120

L Brands, Inc., 9.375%, 7/1/25(1)	27	34,290

Penske Automotive Group, Inc., 3.50%, 9/1/25	90	92,363

7	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount* (000’s omitted)		Value

Super Retail (continued)

William Carter Co. (The), 5.50%, 5/15/25(1)		29	$30,715

			$259,488

Technology — 1.0%

Dell International, LLC/EMC Corp.:

5.85%, 7/15/25(1)		48	$56,323

7.125%, 6/15/24(1)		433	445,329

			$501,652

Telecommunications — 5.7%

Altice Financing S.A., 2.25%, 1/15/25(6)	EUR	157	$185,350

Altice France S.A., 2.50%, 1/15/25(6)	EUR	600	712,868

DKT Finance ApS, 9.375%, 6/17/23(1)		250	258,031

Qwest Corp., 6.75%, 12/1/21		500	515,625

Sprint Communications, Inc., 6.00%, 11/15/22		1,100	1,175,785

			$2,847,659

Transport Excluding Air & Rail — 0.7%

XPO Logistics, Inc., 6.125%, 9/1/23(1)		350	$355,294

			$355,294

Utility — 1.1%

TerraForm Power Operating, LLC, 4.25%, 1/31/23(1)		550	$565,469

			$565,469

Total Corporate Bonds (identified cost $40,080,295)			$41,463,867

Senior Floating-Rate Loans — 9.7%(7)
Borrower/Description	Principal Amount (000’s omitted)		Value

Broadcasting — 0.8%

Playtika Holding Corp., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 3/13/28		$422	$420,612

			$420,612

Containers — 1.5%

Reynolds Group Holdings, Inc., Term Loan, 2.863%, (1 mo. USD LIBOR + 2.75%), 2/5/23		$761	$760,069

			$760,069

Borrower/Description	Principal Amount (000’s omitted)	Value

Food, Beverage & Tobacco — 0.1%

Post Holdings, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/21/24	$44	$44,716

		$44,716

Gaming — 0.2%

Spectacle Gary Holdings, LLC:

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	$80	$87,540

Term Loan, 11.00%, (3 mo. USD LIBOR + 9.00%, Floor 2.00%), 12/23/25	6	6,343

		$93,883

Healthcare — 2.3%

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/7/23	$941	$937,377

RegionalCare Hospital Partners Holdings, Inc., Term Loan, 3.863%, (1 mo. USD LIBOR + 3.75%), 11/16/25	96	95,650

Verscend Holding Corp., Term Loan, 4.177%, (3 mo. USD LIBOR + 4.00%), 8/27/25	116	116,423

		$1,149,450

Hotels — 0.3%

Playa Resorts Holding B.V., Term Loan, 4/29/24(8)	$146	$139,891

		$139,891

Insurance — 0.9%

Asurion, LLC:

Term Loan, 7/31/27(8)	$89	$88,453

Term Loan - Second Lien, 1/31/28(8)	360	365,760

		$454,213

Services — 1.4%

AlixPartners, LLP:

Term Loan, 4/4/24(8)	$485	$485,000

Term Loan, 2/4/28(8)	96	95,673

Travelport Finance (Luxembourg) S.a.r.l., Term Loan, 2/28/25(8)	92	93,899

		$674,572

8	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Borrower/Description	Principal Amount (000’s omitted)	Value

Super Retail — 0.4%

PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	$177	$177,730

		$177,730

Technology — 1.8%

LogMeIn, Inc., Term Loan, 4.86%, (1 mo. USD LIBOR + 4.75%), 8/31/27	$780	$780,158

RealPage, Inc., Term Loan, 4/24/28(8)	102	101,674

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	30	23,428

		$905,260

Total Senior Floating-Rate Loans (identified cost $4,805,906)		$4,820,396

Short-Term Investments — 7.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(9)	3,535,074	$3,535,074

Total Short-Term Investments (identified cost $3,535,074)		$3,535,074

Total Investments — 102.6% (identified cost $49,430,657)		$50,781,632

Other Assets, Less Liabilities — (2.6)%		$(1,264,856)

Net Assets — 100.0%		$49,516,776

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $20,156,448 or 40.7% of the Fund’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(3)	Amount is less than 0.05%.

(4)	Non-income producing security.

(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $2,992,304 or 6.0% of the Fund’s net assets.

(7)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(8)	This Senior Loan will settle after April 30, 2021, at which time the interest rate will be determined.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	157,588	GBP	113,000	State Street Bank and Trust Company	7/30/21	$1,493	$—

USD	157,608	GBP	113,015	Bank of America, N.A.	7/30/21	1,492	—

USD	923,247	EUR	760,709	State Street Bank and Trust Company	7/30/21	7,044	—

USD	923,243	EUR	760,716	Citibank, N.A.	7/30/21	7,033	—

USD	909,457	EUR	749,362	Goldman Sachs International	7/30/21	6,921	—

						$23,983	$—

9	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

10	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $45,895,583)	$47,246,558

Affiliated investment, at value (identified cost, $3,535,074)	3,535,074

Cash	75,472

Foreign currency, at value (identified cost, $2,588)	2,583

Interest receivable	703,455

Dividends receivable from affiliated investment	240

Receivable for investments sold	658,269

Receivable for Fund shares sold	169,300

Receivable for open forward foreign currency exchange contracts	23,983

Receivable from affiliate	17,859

Total assets	$52,432,793

Liabilities

Payable for investments purchased	$2,750,446

Payable for Fund shares redeemed	60,920

Distributions payable	2,282

Payable to affiliates:

Investment adviser and administration fee	22,240

Distribution and service fees	1,247

Trustees’ fees	243

Accrued expenses	78,639

Total liabilities	$2,916,017

Net Assets	$49,516,776

Sources of Net Assets

Paid-in capital	$50,485,609

Accumulated loss	(968,833)

Total	$49,516,776

Class A Shares

Net Assets	$5,945,875

Shares Outstanding	624,625

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.52

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$9.74

Class I Shares

Net Assets	$43,570,901

Shares Outstanding	4,573,233

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.53

On sales of $100,000 or more, the offering price of Class A shares is reduced.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest and other income	$1,217,355

Dividends	3,091

Dividends from affiliated investment	1,246

Total investment income	$1,221,692

Expenses

Investment adviser and administration fee	$133,209

Distribution and service fees

Class A	7,832

Trustees’ fees and expenses	1,404

Custodian fee	18,739

Transfer and dividend disbursing agent fees	12,361

Legal and accounting services	41,555

Printing and postage	6,115

Registration fees	17,437

Miscellaneous	4,948

Total expenses	$243,600

Deduct —

Allocation of expenses to affiliate	$78,247

Total expense reductions	$78,247

Net expenses	$165,353

Net investment income	$1,056,339

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$134,103

Foreign currency transactions	4,703

Forward foreign currency exchange contracts	(116,128)

Net realized gain	$22,678

Change in unrealized appreciation (depreciation) —

Investments	$2,132,110

Foreign currency	(113)

Forward foreign currency exchange contracts	(2,414)

Net change in unrealized appreciation (depreciation)	$2,129,583

Net realized and unrealized gain	$2,152,261

Net increase in net assets from operations	$3,208,600

12	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$1,056,339	$2,410,918

Net realized gain (loss)	22,678	(1,526,864)

Net change in unrealized appreciation (depreciation)	2,129,583	(1,069,823)

Net increase (decrease) in net assets from operations	$3,208,600	$(185,769)

Distributions to shareholders —

Class A	$(137,131)	$(308,185)

Class I	(973,599)	(2,217,583)

Total distributions to shareholders	$(1,110,730)	$(2,525,768)

Tax return of capital to shareholders —

Class A	$—	$(9,517)

Class I	—	(68,284)

Total tax return of capital to shareholders	$—	$(77,801)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$483,357	$2,203,657

Class I	4,520,153	10,926,778

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	133,506	311,817

Class I	959,288	2,236,985

Cost of shares redeemed

Class A	(1,488,554)	(2,482,325)

Class I	(5,310,666)	(18,979,407)

Net decrease in net assets from Fund share transactions	$(702,916)	$(5,782,495)

Net increase (decrease) in net assets	$1,394,954	$(8,571,833)

Net Assets

At beginning of period	$48,121,822	$56,693,655

At end of period	$49,516,776	$48,121,822

13	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019	2018		2017	2016

Net asset value — Beginning of period	$9.120		$9.540		$9.470	$9.820		$9.710	$9.550

Income (Loss) From Operations

Net investment income(1)	$0.194		$0.394		$0.432	$0.439		$0.446	$0.388

Net realized and unrealized gain (loss)	0.410		(0.387)		0.070	(0.350)		0.110	0.158

Total income from operations	$0.604		$0.007		$0.502	$0.089		$0.556	$0.546

Less Distributions

From net investment income	$(0.204)		$(0.414)		$(0.432)	$(0.439)		$(0.446)	$(0.386)

Tax return of capital	—		(0.013)		—	—		—	—

Total distributions	$(0.204)		$(0.427)		$(0.432)	$(0.439)		$(0.446)	$(0.386)

Net asset value — End of period	$9.520		$9.120		$9.540	$9.470		$9.820	$9.710

Total Return(2)(3)	6.66	%(4)	0.15%		5.41%	0.93%		5.83%	5.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,946		$6,537		$6,914	$4,726		$4,424	$4,239

Ratios (as a percentage of average daily net assets):(6)

Expenses(3)	0.90	%(5)	0.90%		0.90%	0.91	%(7)	0.92%	1.05%

Net investment income	4.16	%(5)	4.29%		4.54%	4.55%		4.55%	4.06%

Portfolio Turnover of the Portfolio(8)	—		50%		63%	52%		69%	67%

Portfolio Turnover of the Fund	35	%(4)	34	%(9)	—	—		—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.32%, 0.31%, 0.39%, 0.38%, 0.38% and 0.31% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019	2018		2017	2016

Net asset value — Beginning of period	$9.130		$9.560		$9.490	$9.840		$9.730	$9.570

Income (Loss) From Operations

Net investment income(1)	$0.206		$0.417		$0.457	$0.462		$0.473	$0.414

Net realized and unrealized gain (loss)	0.410		(0.396)		0.069	(0.348)		0.109	0.157

Total income from operations	$0.616		$0.021		$0.526	$0.114		$0.582	$0.571

Less Distributions

From net investment income	$(0.216)		$(0.437)		$(0.456)	$(0.464)		$(0.472)	$(0.411)

Tax return of capital	—		(0.014)		—	—		—	—

Total distributions	$(0.216)		$(0.451)		$(0.456)	$(0.464)		$(0.472)	$(0.411)

Net asset value — End of period	$9.530		$9.130		$9.560	$9.490		$9.840	$9.730

Total Return(2)(3)	6.79	%(4)	0.30%		5.67%	1.19%		6.10%	6.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$43,571		$41,585		$49,780	$40,712		$40,466	$34,461

Ratios (as a percentage of average daily net assets):(6)

Expenses(3)	0.65	%(5)	0.65%		0.65%	0.66	%(7)	0.67%	0.80%

Net investment income	4.39	%(5)	4.53%		4.79%	4.79%		4.82%	4.33%

Portfolio Turnover of the Portfolio(8)	—		50%		63%	52%		69%	67%

Portfolio Turnover of the Fund	35	%(4)	34	%(9)	—	—		—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator of the Fund and/or the investment adviser of the Portfolio reimbursed certain operating expenses (equal to 0.32%, 0.31%, 0.39%, 0.38%, 0.38% and 0.31% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively). Absent this reimbursement, total return would be lower.

(4)	Not annualized.

(5)	Annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(7)	Includes interest expense of 0.01% of average daily net assets for the year ended October 31, 2018.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the period from June 15, 2020 through October 31, 2020 when the Fund was making investments directly in securities.

References to Portfolio herein are to Short Duration High Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 12, 2020 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration High Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class A shares may be subject to a 1% contingent deferred sales charge if redeemed within 18 months of purchase (depending on the circumstances of purchase). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in

16

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Securities purchased on a delayed delivery or when-issued basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price. Losses may also arise if the counterparty does not perform under the contract.

17

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

K  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $2,240,155 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $1,371,961 are short-term and $868,194 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$49,490,495

Gross unrealized appreciation	$1,495,013

Gross unrealized depreciation	(179,893)

Net unrealized appreciation	$1,315,120

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory and administrative agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory and administrative agreement with EVM in effect prior to March 1, 2021), the investment adviser and administration fee is computed at an annual rate of 0.550% of the Fund’s average daily net assets up to $1 billion, 0.525% from $1 billion but less than $2.5 billion, 0.505% from $2.5 billion but less than $5 billion and 0.490% of average daily net assets of $5 billion or more, and is payable monthly. For the six months ended April 30, 2021, the investment adviser and administration fee amounted to $133,209 or 0.55% (annualized) of the Fund’s average daily net assets. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as borrowing costs, taxes or litigation expenses) exceed 0.90% and 0.65% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after February 28, 2022. Pursuant to this agreement, EVM was allocated $78,247 of the Fund’s operating expenses for the six months ended April 30, 2021.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $730 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received less than $50 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

18

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $7,832 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $16,417,931 and $17,988,029, respectively, for the six months ended April 30, 2021.

6  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	51,470	233,594

Issued to shareholders electing to receive payments of distributions in Fund shares	14,129	33,991

Redemptions	(157,929)	(275,130)

Net decrease	(92,330)	(7,545)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	477,930	1,202,757

Issued to shareholders electing to receive payments of distributions in Fund shares	101,418	243,841

Redemptions	(563,126)	(2,098,496)

Net increase (decrease)	16,222	(651,898)

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2021, the Fund had no open derivatives with credit-related contingent features in a net liability position.

19

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$23,983	(1)	$—

Total Derivatives subject to master netting or similar agreements	$23,983		$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

The Fund’s derivative assets at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following table presents the Fund’s derivative assets by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$1,492	$—	$—	$—	$1,492

Citibank, N.A.	7,033	—	—	—	7,033

Goldman Sachs International	6,921	—	—	—	6,921

State Street Bank and Trust Company	8,537	—	—	—	8,537

	$23,983	$—	$—	$—	$23,983

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

20

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(116,128)	$(2,414)

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2021, which is indicative of the volume of this derivative type, was approximately $3,470,000.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

9  Investments in Affiliated Funds

At April 30, 2021, the value of the Fund’s investment in affiliated funds was $3,535,074, which represents 7.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$495,143	$17,881,210	$(14,841,279)	$—	$—	$3,535,074	$1,246	3,535,074

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Commercial Mortgage-Backed Securities	$—	$672,617	$—	$672,617

Common Stocks	3,815	—	—	3,815

Convertible Bonds	—	168,665	—	168,665

Convertible Preferred Stocks	117,198	—	—	117,198

Corporate Bonds	—	41,463,867	—	41,463,867

Senior Floating-Rate Loans	—	4,820,396	—	4,820,396

Short-Term Investments	—	3,535,074	—	3,535,074

Total Investments	$121,013	$50,660,619	$—	$50,781,632

Forward Foreign Currency Exchange Contracts	$—	$23,983	$—	$23,983

Total	$121,013	$50,684,602	$—	$50,805,615

11  Risks and Uncertainties

Credit Risk

The Fund primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

22

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration High Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 in order to approve a new investment advisory and administrative agreement with Eaton Vance Management to serve as the Fund’s investment adviser and administrator (the “Proposal”). The shareholder meeting results are as follows:

Number of Shares(1)
For	Against	Abstain(2)	Broker Non-Votes(2)

3,819,752.397	7,137.390	26,666.721	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

23

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Short Duration High Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Short Duration High Income Fund	Eaton Vance Management	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

24

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

25

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

26

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered

27

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

28

Eaton Vance

Short Duration High Income Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

29

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

30

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

14893    4.30.21

Eaton Vance

Short Duration Strategic Income Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Short Duration Strategic Income Fund

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Performance1,2

Portfolio Managers Eric A. Stein, CFA, Andrew Szczurowski, CFA, Justin Bourgette, CFA and Brian Shaw, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	01/23/1998	11/26/1990	3.82%	12.99%	4.98%	3.59%
Class A with 2.25% Maximum Sales Charge	—	—	1.42	10.37	4.49	3.35
Class C at NAV	05/25/1994	11/26/1990	3.54	12.18	4.22	2.81
Class C with 1% Maximum Sales Charge	—	—	2.54	11.18	4.22	2.81
Class I at NAV	04/03/2009	11/26/1990	3.95	13.29	5.25	3.85
Class R at NAV	08/03/2009	11/26/1990	3.69	12.70	4.72	3.32

Bloomberg Barclays U.S. Aggregate Bond Index	—	—	–1.52%	–0.27%	3.19%	3.39%

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I	Class R

			1.14%	1.89%	0.87%	1.39%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Fund Profile4

Allocation to Portfolios and Funds (% of net assets)

Asset Allocation (% of net assets)

*	Net of securities sold short.
**	Net of unfunded loan commitments.

SBA — Small Business Administration

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests. Other Net Assets represents other assets less liabilities and includes any investment type that represents less than 1% of net assets.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,038.20	$5.71	1.13%
Class C	$1,000.00	$1,035.40	$9.49	1.88%
Class I	$1,000.00	$1,039.50	$4.45	0.88%
Class R	$1,000.00	$1,036.90	$7.02	1.39%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$5.66	1.13%
Class C	$1,000.00	$1,015.50	$9.39	1.88%
Class I	$1,000.00	$1,020.40	$4.41	0.88%
Class R	$1,000.00	$1,017.90	$6.95	1.39%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Investments in Affiliated Portfolios
Description		Value	% of Net Assets

Emerging Markets Local Income Portfolio (identified cost, $111,425,837)		$111,399,749	4.5%

Global Macro Absolute Return Advantage Portfolio (identified cost, $364,008,959)		370,010,056	14.8

Global Opportunities Portfolio (identified cost, $1,704,286,291)		1,654,400,103	66.3

Senior Debt Portfolio (identified cost, $239,936,022)		249,231,447	10.0

Total Investments in Affiliated Portfolios (identified cost $2,419,657,109)		$2,385,041,355	95.6%

Investments in Affiliated Investment Funds
Security	Shares	Value	% of Net Assets

Fixed Income Funds

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	11,139,793	$99,812,549	4.0%

Total Investments in Affiliated Investment Funds (identified cost $103,915,576)		$99,812,549	4.0%

Total Investments (identified cost $2,523,572,685)		$2,484,853,904	99.6%

Other Assets, Less Liabilities		$10,215,296	0.4%

Net Assets		$2,495,069,200	100.0%

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Affiliated investments, at value (identified cost, $2,523,572,685)	$2,484,853,904

Cash	18,148

Receivable for Fund shares sold	15,134,358

Total assets	$2,500,006,410

Liabilities

Payable for Fund shares redeemed	$4,340,367

Payable to affiliates:

Distribution and service fees	270,848

Trustees’ fees	43

Accrued expenses	325,952

Total liabilities	$4,937,210

Net Assets	$2,495,069,200

Sources of Net Assets

Paid-in capital	$2,643,147,918

Accumulated loss	(148,078,718)

Total	$2,495,069,200

Class A Shares

Net Assets	$650,608,536

Shares Outstanding	88,995,769

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.31

Maximum Offering Price Per Share

(100 ÷ 97.75 of net asset value per share)	$7.48

Class C Shares

Net Assets	$166,716,874

Shares Outstanding	24,206,692

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$6.89

Class I Shares

Net Assets	$1,675,202,397

Shares Outstanding	229,508,518

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.30

Class R Shares

Net Assets	$2,541,393

Shares Outstanding	347,121

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$7.32

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends from Affiliated Investment Funds	$2,794,604

Interest and other income allocated from affiliated Portfolios (net of foreign taxes, $1,084,363)	60,993,140

Dividends allocated from affiliated Portfolios (net of foreign taxes, $23,106)	2,429,630

Expenses, excluding interest and dividend expense, allocated from affiliated Portfolios	(6,967,840)

Interest and dividend expense allocated from affiliated Portfolios	(939,073)

Total investment income	$58,310,461

Expenses

Distribution and service fees

Class A	$757,783

Class C	861,347

Class R	7,024

Trustees’ fees and expenses	250

Custodian fee	34,219

Transfer and dividend disbursing agent fees	611,457

Legal and accounting services	58,347

Printing and postage	151,621

Registration fees	87,751

Miscellaneous	9,931

Total expenses	$2,579,730

Net investment income	$55,730,731

Realized and Unrealized Gain (Loss)

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions (net of foreign capital gains taxes of $130,348)	$10,843,102

Written options and swaptions	(956,473)

Securities sold short	1,267,332

Futures contracts	116,735

Swap contracts	(2,467,853)

Forward commodity contracts	(883,695)

Foreign currency transactions	(1,040,463)

Forward foreign currency exchange contracts	(5,510,878)

Non-deliverable bond forward contracts	(4,168,017)

Net realized loss	$(2,800,210)

Change in unrealized appreciation (depreciation) —

Investments — Affiliated Investment Funds	$1,105,869

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments (including net increase in accrued foreign capital gains taxes of $53,357)	$14,822,637

Written options and swaptions	248,125

Securities sold short	(1,760,762)

Futures contracts	1,871,016

Swap contracts	13,835,951

Forward commodity contracts	18,349

Foreign currency	(74,957)

Forward foreign currency exchange contracts	(11,953,893)

Non-deliverable bond forward contracts	(798,106)

Net change in unrealized appreciation (depreciation)	$17,314,229

Net realized and unrealized gain	$14,514,019

Net increase in net assets from operations	$70,244,750

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$55,730,731	$55,623,432

Net realized gain (loss)	(2,800,210)	44,919,685

Net change in unrealized appreciation (depreciation)	17,314,229	2,633,216

Net increase in net assets from operations	$70,244,750	$103,176,333

Distributions to shareholders —

Class A	$(12,992,266)	$(36,642,940)

Class C	(2,895,153)	(14,538,410)

Class I	(28,697,668)	(65,491,430)

Class R	(55,938)	(141,231)

Total distributions to shareholders	$(44,641,025)	$(116,814,011)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$103,636,000	$89,542,611

Class C	24,287,524	27,588,888

Class I	851,613,723	389,108,106

Class R	1,075,694	1,000,622

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	12,034,571	34,145,740

Class C	2,868,580	13,851,123

Class I	27,246,545	61,322,886

Class R	51,938	121,214

Cost of shares redeemed

Class A	(61,906,740)	(137,500,943)

Class C	(23,174,237)	(66,211,779)

Class I	(184,163,852)	(394,541,426)

Class R	(1,159,871)	(540,026)

Net asset value of shares converted

Class A	42,361,808	22,749,421

Class C	(42,361,808)	(22,749,421)

Net increase in net assets from Fund share transactions	$752,409,875	$17,887,016

Net increase in net assets	$778,013,600	$4,249,338

Net Assets

At beginning of period	$1,717,055,600	$1,712,806,262

At end of period	$2,495,069,200	$1,717,055,600

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$7.180		$7.210	$7.180	$7.470	$7.280	$7.360

Income (Loss) From Operations

Net investment income(1)	$0.198		$0.234	$0.337	$0.331	$0.295	$0.284

Net realized and unrealized gain (loss)	0.086		0.227	(0.004)	(0.345)	0.171	(0.069)

Total income (loss) from operations	$0.284		$0.461	$0.333	$(0.014)	$0.466	$0.215

Less Distributions

From net investment income	$(0.154)		$(0.491)	$(0.303)	$(0.108)	$(0.276)	$(0.269)

Tax return of capital	—		—	—	(0.168)	—	(0.026)

Total distributions	$(0.154)		$(0.491)	$(0.303)	$(0.276)	$(0.276)	$(0.295)

Net asset value — End of period	$7.310		$7.180	$7.210	$7.180	$7.470	$7.280

Total Return(2)	3.82	%(3)	6.83%	4.60%	0.06%	6.35%	3.05%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$650,609		$545,014	$539,448	$565,348	$642,805	$878,296

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.13	%(6)	1.11%	1.18%	1.11%	1.09%	1.08%

Net investment income	5.45	%(6)	3.30%	4.70%	4.48%	3.98%	3.94%

Portfolio Turnover of the Fund(7)	10	%(3)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Annualized.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$6.770		$6.800	$6.780	$7.040	$6.870	$6.940

Income (Loss) From Operations

Net investment income(1)	$0.161		$0.172	$0.269	$0.260	$0.227	$0.216

Net realized and unrealized gain (loss)	0.078		0.221	(0.014)	(0.312)	0.151	(0.059)

Total income (loss) from operations	$0.239		$0.393	$0.255	$(0.052)	$0.378	$0.157

Less Distributions

From net investment income	$(0.119)		$(0.423)	$(0.235)	$(0.081)	$(0.208)	$(0.207)

Tax return of capital	—		—	—	(0.127)	—	(0.020)

Total distributions	$(0.119)		$(0.423)	$(0.235)	$(0.208)	$(0.208)	$(0.227)

Net asset value — End of period	$6.890		$6.770	$6.800	$6.780	$7.040	$6.870

Total Return(2)	3.54	%(3)	6.02%	3.84%	(0.77)%	5.56%	2.35%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$166,717		$201,798	$251,581	$409,686	$506,158	$598,798

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.88	%(6)	1.86%	1.93%	1.86%	1.84%	1.83%

Net investment income	4.69	%(6)	2.57%	3.98%	3.73%	3.24%	3.18%

Portfolio Turnover of the Fund(7)	10	%(3)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Annualized.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$7.170		$7.200	$7.170	$7.460	$7.270	$7.350

Income (Loss) From Operations

Net investment income(1)	$0.207		$0.252	$0.354	$0.349	$0.316	$0.302

Net realized and unrealized gain (loss)	0.086		0.226	(0.004)	(0.345)	0.168	(0.069)

Total income from operations	$0.293		$0.478	$0.350	$0.004	$0.484	$0.233

Less Distributions

From net investment income	$(0.163)		$(0.508)	$(0.320)	$(0.115)	$(0.294)	$(0.285)

Tax return of capital	—		—	—	(0.179)	—	(0.028)

Total distributions	$(0.163)		$(0.508)	$(0.320)	$(0.294)	$(0.294)	$(0.313)

Net asset value — End of period	$7.300		$7.170	$7.200	$7.170	$7.460	$7.270

Total Return(2)	3.95	%(3)	7.10%	4.87%	0.30%	6.62%	3.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,675,202		$967,716	$919,828	$1,170,337	$1,112,215	$706,509

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	0.88	%(6)	0.84%	0.91%	0.85%	0.84%	0.82%

Net investment income	5.70	%(6)	3.55%	4.95%	4.73%	4.25%	4.19%

Portfolio Turnover of the Fund(7)	10	%(3)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Annualized.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Financial Highlights — continued

	Class R

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$7.200		$7.220	$7.190	$7.480	$7.290	$7.370

Income (Loss) From Operations

Net investment income(1)	$0.180		$0.192	$0.300	$0.298	$0.279	$0.269

Net realized and unrealized gain (loss)	0.085		0.262	0.015	(0.330)	0.169	(0.072)

Total income (loss) from operations	$0.265		$0.454	$0.315	$(0.032)	$0.448	$0.197

Less Distributions

From net investment income	$(0.145)		$(0.474)	$(0.285)	$(0.101)	$(0.258)	$(0.249)

Tax return of capital	—		—	—	(0.157)	—	(0.028)

Total distributions	$(0.145)		$(0.474)	$(0.285)	$(0.258)	$(0.258)	$(0.277)

Net asset value — End of period	$7.320		$7.200	$7.220	$7.190	$7.480	$7.290

Total Return(2)	3.69	%(3)	6.56%	4.34%	(0.19)%	6.08%	2.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,541		$2,528	$1,949	$2,204	$2,781	$2,579

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.39	%(6)	1.36%	1.44%	1.36%	1.34%	1.33%

Net investment income	4.94	%(6)	2.71%	4.18%	4.03%	3.75%	3.72%

Portfolio Turnover of the Fund(7)	10	%(3)	18%	11%	15%	11%	10%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)

Includes interest and/or dividend expense, including on securities sold short and/or reverse repurchase agreements if applicable, of 0.09%, 0.04%, 0.10%, 0.04%, 0.01% and 0.03% of average daily net assets for the six months ended April 30, 2021 and the years ended October 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(6)	Annualized.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is total return. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in four portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts and in shares of Eaton Vance Emerging Markets Debt Opportunities Fund (the Affiliated Investment Fund). The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at April 30, 2021 were as follows: Emerging Markets Local Income Portfolio (6.5%), Global Macro Absolute Return Advantage Portfolio (12.2%), Global Opportunities Portfolio (98.1%) and Senior Debt Portfolio (3.6%). The performance of the Fund is directly affected by the performance of the Portfolios and the Affiliated Investment Fund. The financial statements of Global Opportunities Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements and the Affiliated Investment Fund’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Global Opportunities Portfolio is discussed in Note 1A of such Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of the other Portfolios in which the Fund invests.

Additional valuation policies for the other Portfolios are as follows:

Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Derivatives. Commodity futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Total return swaps are valued using valuations provided by a third party pricing service based on the value of the underlying index or instrument and reference interest rate.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. The Fund’s investment in the Affiliated Investment Fund is valued at the closing net asset value per share.

14

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments in the Affiliated Investment Fund is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from the Affiliated Investment Fund are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolios. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolios.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Fund expects to pay any required income distributions monthly and intends to distribute annually all or substantially all of its net realized capital gains. The Fund may include in its distributions amounts attributable to the imputed interest on foreign currency exposures and certain other derivative positions which, in certain circumstances, may result in a return of capital for federal income tax purposes. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $51,078,219 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $21,557,232 are short-term and $29,520,987 are long-term.

Deferred capital losses of $30,044,727 included in the amounts above are available to the Fund as a result of a reorganization which occurred in a prior year. Utilization of these deferred capital losses may be limited in accordance with certain income tax regulations.

15

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,592,076,314

Gross unrealized appreciation	$14,461,709

Gross unrealized depreciation	(121,684,119)

Net unrealized depreciation	$(107,222,410)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.52% from $2 billion but less than $3 billion and 0.49% on Investable Assets of $3 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR) to render investment advisory services. For the six months ended April 30, 2021, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $6,218,572 or 0.62% (annualized) of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $32,555 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,230 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 5) and contingent deferred sales charges (see Note 6).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $42,241,383 and $0, respectively, for the six months ended April 30, 2021.

5  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $757,783 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $646,010 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $3,512 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

16

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to, $215,337 and $3,512 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

6  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $8,000 and $3,000 of CDSCs paid by Class A and Class C shareholders, respectively.

7  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Emerging Markets Local Income Portfolio	$50,623,371	$(831,607)

Global Macro Absolute Return Advantage Portfolio	106,607,655	(2,318,673)

Global Opportunities Portfolio	513,028,160	(200,137,176)

Senior Debt Portfolio	188,279,377	(2,089,802)

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	14,114,770	12,543,932

Issued to shareholders electing to receive payments of distributions in Fund shares	1,642,549	4,822,433

Redemptions	(8,442,128)	(19,529,608)

Converted from Class C shares	5,821,803	3,212,430

Net increase	13,136,994	1,049,187

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	3,512,076	4,120,172

Issued to shareholders electing to receive payments of distributions in Fund shares	415,759	2,074,933

Redemptions	(3,353,370)	(9,946,812)

Converted to Class A shares	(6,186,870)	(3,411,146)

Net decrease	(5,612,405)	(7,162,853)

17

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	116,025,807	54,690,519

Issued to shareholders electing to receive payments of distributions in Fund shares	3,724,332	8,671,488

Redemptions	(25,141,905)	(56,206,408)

Net increase	94,608,234	7,155,599

Class R	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	146,571	141,505

Issued to shareholders electing to receive payments of distributions in Fund shares	7,077	17,090

Redemptions	(157,904)	(77,144)

Net increase (decrease)	(4,256)	81,451

9  Investments in Affiliated Funds

At April 30, 2021, the value of the Fund’s investment in affiliated funds was $99,812,549, which represents 4.0% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period

Eaton Vance Emerging Markets Debt Opportunities Fund, Class R6	$56,465,297	$42,241,383	$—	$—	$1,105,869	$99,812,549	$2,794,604	11,139,793

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$2,385,041,355	$—	$—	$2,385,041,355

Investments in Affiliated Investment Funds	99,812,549	—	—	99,812,549

Total Investments	$2,484,853,904	$—	$—	$2,484,853,904

18

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

11  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

19

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited)

Asset-Backed Securities — 9.2%
Security	Principal Amount	Value

Alinea CLO, Ltd., Series 2018-1A, Class E, 6.188%, (3 mo. USD LIBOR + 6.00%), 7/20/31(1)(2)	$2,000,000	$1,975,558

Allegany Park CLO, Ltd., Series 2019-1A, Class D, 3.888%, (3 mo. USD LIBOR + 3.70%), 1/20/33(1)(2)	1,700,000	1,710,698

AMMC CLO 15, Ltd., Series 2014-15A, Class ERR, 7.094%, (3 mo. USD LIBOR + 6.91%), 1/15/32(1)(2)	3,000,000	2,959,419

AMMC CLO XII, Ltd., Series 2013-12A, Class ER, 6.375%, (3 mo. USD LIBOR + 6.18%), 11/10/30(1)(2)	2,000,000	1,825,242

Arch Street CLO, Ltd., Series 2016-2A, Class AR2, 1.188%, (3 mo. USD LIBOR + 1.00%), 10/20/28(1)(2)	10,000,000	9,999,990

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 6.044%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	4,000,000	3,920,208

Ares XXXVR CLO, Ltd., Series 2015-35RA, Class E, 5.884%, (3 mo. USD LIBOR + 5.70%), 7/15/30(1)(2)	3,000,000	2,928,567

Bain Capital Credit CLO, Ltd.:

Series 2017-2A, Class E, 6.526%, (3 mo. USD LIBOR + 6.35%), 7/25/30(1)(2)	2,250,000	2,211,820

Series 2018-1A, Class E, 5.523%, (3 mo. USD LIBOR + 5.35%), 4/23/31(1)(2)	3,500,000	3,266,368

Barings CLO, Ltd., Series 2018-1A, Class D, 5.684%, (3 mo. USD LIBOR + 5.50%), 4/15/31(1)(2)	5,000,000	4,761,860

Benefit Street Partners CLO V-B, Ltd., Series 2018-5BA, Class D, 6.138%, (3 mo. USD LIBOR + 5.95%), 4/20/31(1)(2)	3,000,000	2,827,353

Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class DR, 5.788%, (3 mo. USD LIBOR + 5.60%), 1/20/31(1)(2)	5,000,000	4,610,200

Benefit Street Partners CLO XIV, Ltd., Series 2018-14A, Class E, 5.538%, (3 mo. USD LIBOR + 5.35%), 4/20/31(1)(2)	3,000,000	2,838,483

Benefit Street Partners CLO XVI, Ltd., Series 2018-16A, Class E, 6.89%, (3 mo. USD LIBOR + 6.70%), 1/17/32(1)(2)	2,000,000	1,992,824

Betony CLO 2, Ltd., Series 2018-1A, Class D, 5.836%, (3 mo. USD LIBOR + 5.65%), 4/30/31(1)(2)	3,000,000	2,857,926

BlueMountain CLO, Ltd.:

Series 2015-3A, Class DR, 5.588%, (3 mo. USD LIBOR + 5.40%), 4/20/31(1)(2)	2,000,000	1,797,998

Series 2016-3A, Class ER, 6.144%, (3 mo. USD LIBOR + 5.95%), 11/15/30(1)(2)	1,000,000	929,760

Series 2018-1A, Class E, 6.136%, (3 mo. USD LIBOR + 5.95%), 7/30/30(1)(2)	750,000	702,404

Security	Principal Amount	Value

Canyon Capital CLO, Ltd.:

Series 2016-1A, Class ER, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	$4,000,000	$3,859,692

Series 2016-2A, Class ER, 6.184%, (3 mo. USD LIBOR + 6.00%), 10/15/31(1)(2)	1,000,000	953,447

Series 2017-1A, Class E, 6.434%, (3 mo. USD LIBOR + 6.25%), 7/15/30(1)(2)	1,000,000	964,445

Series 2018-1A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/15/31(1)(2)	2,000,000	1,952,516

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 6.686%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	1,000,000	949,288

Series 2014-3RA, Class D, 5.581%, (3 mo. USD LIBOR + 5.40%), 7/27/31(1)(2)	2,000,000	1,849,734

Series 2014-4RA, Class D, 5.834%, (3 mo. USD LIBOR + 5.65%), 7/15/30(1)(2)	3,000,000	2,720,718

Series 2015-5A, Class DR, 6.888%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	3,500,000	3,349,934

Series C17A, Class DR, 6.205%, (3 mo. USD LIBOR + 6.00%), 4/30/31(1)(2)	3,000,000	2,874,555

Dryden CLO, Ltd., Series 2018-55A, Class E, 5.584%, (3 mo. USD LIBOR + 5.40%), 4/15/31(1)(2)	1,000,000	965,343

Dryden Senior Loan Fund, Series 2016-42A, Class ER, 5.734%, (3 mo. USD LIBOR + 5.55%), 7/15/30(1)(2)	2,000,000	1,935,932

Galaxy XXI CLO, Ltd.:

Series 2015-21A, Class DR, 2.838%, (3 mo. USD LIBOR + 2.65%), 4/20/31(1)(2)	5,000,000	4,920,235

Series 2015-21A, Class ER, 5.438%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	4,000,000	3,801,784

Galaxy XXV CLO, Ltd., Series 2018-25A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	2,000,000	1,933,070

Golub Capital Partners CLO 22B, Ltd., Series 2015-22A, Class ER, 6.188%, (3 mo. USD LIBOR + 6.00%), 1/20/31(1)(2)	3,000,000	2,773,452

Golub Capital Partners CLO 37B, Ltd., Series 2018-37A, Class E, 5.938%, (3 mo. USD LIBOR + 5.75%), 7/20/30(1)(2)	3,000,000	2,756,220

Golub Capital Partners CLO, Ltd., Series 2020-48A, Class D, 3.99%, (3 mo. USD LIBOR + 3.80%), 4/17/33(1)(2)	3,000,000	3,003,477

Harriman Park CLO, Ltd., Series 2020-1A, Class ER, 6.58%, (3 mo. USD LIBOR + 6.40%), 4/20/34(1)(2)	1,000,000	1,000,000

Highbridge Loan Management, Ltd., Series 3A-2014, Class DR, 6.69%, (3 mo. USD LIBOR + 6.50%), 7/18/29(1)(2)	2,750,000	2,672,433

ICG US CLO, Ltd., Series 2018-2A, Class E, 5.934%, (3 mo. USD LIBOR + 5.75%), 7/22/31(1)(2)	1,000,000	926,947

20	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount	Value

Madison Park Funding XVII, Ltd.:

Series 2015-17A, Class DR, 3.786%, (3 mo. USD LIBOR + 3.60%), 7/21/30(1)(2)	$3,500,000	$3,505,761

Series 2015-17A, Class ER, 6.686%, (3 mo. USD LIBOR + 6.50%), 7/21/30(1)(2)	2,500,000	2,482,000

Neuberger Berman CLO XXII, Ltd., Series 2016-22A, Class ER, 6.25%, (3 mo. USD LIBOR + 6.06%), 10/17/30(1)(2)	2,000,000	1,980,916

Neuberger Berman Loan Advisers CLO 30, Ltd., Series 2018-30A, Class ER, 6.388%, (3 mo. USD LIBOR + 6.20%), 1/20/31(1)(2)	2,000,000	1,999,934

NRZ Excess Spread-Collateralized Notes, Series 2021-FNT1, Class A, 2.981%, 3/25/26(1)	1,436,796	1,431,784

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 6.04%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	1,500,000	1,477,482

Series 2015-1A, Class DR2, 6.432%, (3 mo. USD LIBOR + 6.25%), 5/21/29(1)(2)	2,000,000	2,001,110

Series 2018-1A, Class D, 5.34%, (3 mo. USD LIBOR + 5.15%), 4/18/31(1)(2)	4,000,000	3,873,956

Series 2018-2A, Class D, 5.784%, (3 mo. USD LIBOR + 5.60%), 7/16/31(1)(2)	2,500,000	2,455,633

Series 2021-2A, Class E, 7/15/34(1)(3)	1,000,000	1,000,000

Pnmac Gmsr Issuer Trust:

Series 2018-GT1, Class A, 2.956%, (1 mo. USD LIBOR + 2.85%), 2/25/23(1)(2)	5,000,000	4,999,871

Series 2018-GT2, Class A, 2.756%, (1 mo. USD LIBOR + 2.65%), 8/25/25(1)(2)	4,272,000	4,257,444

Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class F, 4.606%, (1 mo. USD LIBOR + 4.50%), 2/25/55(1)(2)	2,500,000	2,500,936

Regatta IX Funding, Ltd., Series 2017-1A, Class E, 6.19%, (3 mo. USD LIBOR + 6.00%), 4/17/30(1)(2)	3,000,000	2,950,761

Regatta XIII Funding, Ltd., Series 2018-2A, Class D, 6.134%, (3 mo. USD LIBOR + 5.95%), 7/15/31(1)(2)	3,000,000	2,887,224

Upland CLO, Ltd., Series 2016-1A, Class DR, 6.088%, (3 mo. USD LIBOR + 5.90%), 4/20/31(1)(2)	2,000,000	1,930,640

Vibrant CLO IX, Ltd., Series 2018-9A, Class D, 6.438%, (3 mo. USD LIBOR + 6.25%), 7/20/31(1)(2)	2,000,000	1,843,534

Voya CLO, Ltd.:

Series 2013-1A, Class DR, 6.664%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	5,000,000	4,758,085

Series 2014-1A, Class DR2, 6.19%, (3 mo. USD LIBOR + 6.00%), 4/18/31(1)(2)	2,000,000	1,851,996

Series 2015-3A, Class DR, 6.388%, (3 mo. USD LIBOR + 6.20%), 10/20/31(1)(2)	2,000,000	1,897,390

Series 2018-2A, Class E, 5.434%, (3 mo. USD LIBOR + 5.25%), 7/15/31(1)(2)	1,000,000	951,720

Security	Principal Amount	Value

Wind River CLO, Ltd., Series 2013-1A, Class DR, 6.488%, (3 mo. USD LIBOR + 6.30%), 7/20/30(1)(2)	$2,000,000	$1,921,258

Total Asset-Backed Securities (identified cost $159,829,547)		$155,239,335

Closed-End Funds — 0.7%
Security	Shares	Value

BlackRock Multi-Sector Income Trust	156,650	$2,905,857

Nuveen Global High Income Fund	83,400	1,321,056

PGIM Global High Yield Fund, Inc.	430,326	6,493,619

Western Asset High Income Opportunity Fund, Inc.	383,997	1,977,585

Total Closed-End Funds (identified cost $10,948,484)		$12,698,117

Collateralized Mortgage Obligations — 8.0%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

Series 2182, Class ZC, 7.50%, 9/15/29	$84,022	$96,146

Series 4273, Class SP, 11.693%, (12.00% - 1 mo. USD LIBOR x 2.67), 11/15/43(4)	516,145	718,267

Series 4637, Class CU, 3.00%, 8/15/44	3,013,079	3,053,580

Series 4774, Class QD, 4.50%, 1/15/43	2,032,315	2,041,162

Series 5071, Class SP, 3.29%, (3.30% - SOFR), 2/25/51(4)	4,932,138	4,782,369

Series 5083, Class SK, 3.854%, (3.867% - SOFR x 1.33), 3/25/51(4)	4,941,673	4,689,580

Series 5092, Class ZU, 3.00%, 10/25/50	804,590	803,764

Interest Only:(5)

Series 2631, Class DS, 6.985%, (7.10% - 1 mo. USD LIBOR), 6/15/33(4)	1,349,173	186,973

Series 2953, Class LS, 6.585%, (6.70% - 1 mo. USD LIBOR), 12/15/34(4)	660,253	31,353

Series 2956, Class SL, 6.885%, (7.00% - 1 mo. USD LIBOR), 6/15/32(4)	804,069	177,578

Series 3114, Class TS, 6.535%, (6.65% - 1 mo. USD LIBOR), 9/15/30(4)	2,494,214	355,760

Series 3153, Class JI, 6.505%, (6.62% - 1 mo. USD LIBOR), 5/15/36(4)	1,982,372	387,804

Series 4007, Class JI, 4.00%, 2/15/42	1,174,189	134,781

Series 4050, Class IB, 3.50%, 5/15/41	3,193,368	122,539

Series 4067, Class JI, 3.50%, 6/15/27	4,239,988	335,629

Series 4070, Class S, 5.985%, (6.10% - 1 mo. USD LIBOR), 6/15/32(4)	8,644,252	1,501,864

Series 4095, Class HS, 5.985%, (6.10% - 1 mo. USD LIBOR), 7/15/32(4)	2,362,434	332,026

21	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)

Interest Only:(5) (continued)

Series 4109, Class ES, 6.035%, (6.15% - 1 mo. USD LIBOR), 12/15/41(4)	$83,887	$19,546

Series 4109, Class SA, 6.085%, (6.20% - 1 mo. USD LIBOR), 9/15/32(4)	3,625,772	637,919

Series 4149, Class S, 6.135%, (6.25% - 1 mo. USD LIBOR), 1/15/33(4)	2,684,163	485,963

Series 4163, Class GS, 6.085%, (6.20% - 1 mo. USD LIBOR), 11/15/32(4)	2,349,399	420,692

Series 4169, Class AS, 6.135%, (6.25% - 1 mo. USD LIBOR), 2/15/33(4)	3,438,608	593,163

Series 4180, Class GI, 3.50%, 8/15/26	1,562,258	56,387

Series 4188, Class AI, 3.50%, 4/15/28	3,656,589	242,319

Series 4189, Class SQ, 6.035%, (6.15% - 1 mo. USD LIBOR), 12/15/42(4)	830,477	127,271

Series 4203, Class QS, 6.135%, (6.25% - 1 mo. USD LIBOR), 5/15/43(4)	2,180,947	339,127

Series 4323, Class CI, 4.00%, 3/15/40	1,465,257	12,855

Series 4332, Class IK, 4.00%, 4/15/44	1,133,773	134,697

Series 4332, Class KI, 4.00%, 9/15/43	688,581	29,650

Series 4343, Class PI, 4.00%, 5/15/44	2,555,466	301,027

Series 4370, Class IO, 3.50%, 9/15/41	1,233,528	68,839

Series 4381, Class SK, 6.035%, (6.15% - 1 mo. USD LIBOR), 6/15/44(4)	2,754,556	379,162

Series 4388, Class MS, 5.985%, (6.10% - 1 mo. USD LIBOR), 9/15/44(4)	2,968,474	428,877

Series 4408, Class IP, 3.50%, 4/15/44	4,187,384	371,094

Series 4452, Class SP, 6.085%, (6.20% - 1 mo. USD LIBOR), 10/15/43(4)	1,992,823	57,147

Series 4497, Class CS, 6.085%, (6.20% - 1 mo. USD LIBOR), 9/15/44(4)	5,382,194	540,452

Series 4507, Class MI, 3.50%, 8/15/44	3,434,511	204,253

Series 4507, Class SJ, 6.065%, (6.18% - 1 mo. USD LIBOR), 9/15/45(4)	6,600,944	1,402,320

Series 4520, Class PI, 4.00%, 8/15/45	17,579,843	1,729,429

Series 4526, Class PI, 3.50%, 1/15/42	1,493,223	40,497

Series 4528, Class BS, 6.035%, (6.15% - 1 mo. USD LIBOR), 7/15/45(4)	3,821,973	494,079

Series 4629, Class QI, 3.50%, 11/15/46	4,670,957	440,513

Series 4637, Class IP, 3.50%, 4/15/44	1,460,967	71,192

Series 4644, Class TI, 3.50%, 1/15/45	3,846,049	297,347

Series 4653, Class PI, 3.50%, 7/15/44	909,493	7,014

Series 4667, Class PI, 3.50%, 5/15/42	6,466,563	173,949

Series 4672, Class LI, 3.50%, 1/15/43	3,145,209	88,182

Series 4744, Class IO, 4.00%, 11/15/47	3,667,806	513,925

Series 4749, Class IL, 4.00%, 12/15/47	2,856,400	400,350

Series 4767, Class IM, 4.00%, 5/15/45	3,160,091	84,826

Series 4768, Class IO, 4.00%, 3/15/48	3,558,386	501,423

Series 5051, Class S, 3.59%, (3.60% - SOFR), 12/25/50(4)	23,841,477	2,779,453

Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.: (continued)

Principal Only:(6)

Series 4417, Class KO, 0.00%, 12/15/43	$1,049,426	$756,488

Series 4478, Class PO, 0.00%, 5/15/45	1,764,735	1,549,767

		$36,532,369

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2020-DNA4, Class M2, 3.856%, (1 mo. USD LIBOR + 3.75%), 8/25/50(1)(2)	$6,019,754	$6,112,913

Series 2020-HQA4, Class M2, 3.256%, (1 mo. USD LIBOR + 3.15%), 9/25/50(1)(2)	11,000,000	11,121,497

		$17,234,410

Federal National Mortgage Association:

Series G94-7, Class PJ, 7.50%, 5/17/24	$95,454	$101,774

Series 1994-42, Class K, 6.50%, 4/25/24	67,875	72,438

Series 2009-62, Class WA, 5.571%, 8/25/39(7)	1,150,683	1,279,351

Series 2013-6, Class TA, 1.50%, 1/25/43	1,122,498	1,131,650

Series 2021-15, Class HZ, 3.00%, 4/25/51	2,620,311	2,627,622

Interest Only:(5)

Series 2004-46, Class SI, 5.894%, (6.00% - 1 mo. USD LIBOR), 5/25/34(4)	2,172,666	334,256

Series 2005-17, Class SA, 6.594%, (6.70% - 1 mo. USD LIBOR), 3/25/35(4)	1,609,787	349,999

Series 2005-71, Class SA, 6.644%, (6.75% - 1 mo. USD LIBOR), 8/25/25(4)	607,483	39,403

Series 2005-105, Class S, 6.594%, (6.70% - 1 mo. USD LIBOR), 12/25/35(4)	1,336,810	291,831

Series 2006-44, Class IS, 6.494%, (6.60% - 1 mo. USD LIBOR), 6/25/36(4)	1,142,031	248,111

Series 2006-65, Class PS, 7.114%, (7.22% - 1 mo. USD LIBOR), 7/25/36(4)	1,127,265	272,910

Series 2006-96, Class SN, 7.094%, (7.20% - 1 mo. USD LIBOR), 10/25/36(4)	1,400,828	283,570

Series 2006-104, Class SD, 6.534%, (6.64% - 1 mo. USD LIBOR), 11/25/36(4)	1,176,886	236,439

Series 2006-104, Class SE, 6.524%, (6.63% - 1 mo. USD LIBOR), 11/25/36(4)	784,591	157,350

Series 2007-50, Class LS, 6.344%, (6.45% - 1 mo. USD LIBOR), 6/25/37(4)	1,587,879	324,376

Series 2008-26, Class SA, 6.094%, (6.20% - 1 mo. USD LIBOR), 4/25/38(4)	2,123,145	436,906

Series 2008-61, Class S, 5.994%, (6.10% - 1 mo. USD LIBOR), 7/25/38(4)	3,651,867	637,115

Series 2010-124, Class SJ, 5.944%, (6.05% - 1 mo. USD LIBOR), 11/25/38(4)	183,611	1,779

Series 2010-135, Class SD, 5.894%, (6.00% - 1 mo. USD LIBOR), 6/25/39(4)	826,604	19,257

Series 2011-101, Class IC, 3.50%, 10/25/26	2,114,688	127,598

Series 2011-101, Class IE, 3.50%, 10/25/26	1,572,572	94,879

Series 2011-104, Class IM, 3.50%, 10/25/26	2,745,790	170,507

22	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(5) (continued)

Series 2012-24, Class S, 5.394%, (5.50% - 1 mo. USD LIBOR), 5/25/30(4)	$87,262	$467

Series 2012-52, Class DI, 3.50%, 5/25/27	4,543,220	340,289

Series 2012-63, Class EI, 3.50%, 8/25/40	365,490	1

Series 2012-94, Class KS, 6.544%, (6.65% - 1 mo. USD LIBOR), 5/25/38(4)	4,142,246	178,189

Series 2012-94, Class SL, 6.594%, (6.70% - 1 mo. USD LIBOR), 5/25/38(4)	3,106,685	134,649

Series 2012-97, Class PS, 6.044%, (6.15% - 1 mo. USD LIBOR), 3/25/41(4)	2,488,339	128,825

Series 2012-103, Class GS, 5.994%, (6.10% - 1 mo. USD LIBOR), 2/25/40(4)	52,504	369

Series 2012-112, Class SB, 6.044%, (6.15% - 1 mo. USD LIBOR), 9/25/40(4)	1,902,926	86,788

Series 2012-124, Class IO, 1.432%, 11/25/42(7)	5,308,220	277,889

Series 2012-139, Class LS, 6.035%, (6.15% - 1 mo. USD LIBOR), 12/25/42(4)	4,354,093	950,345

Series 2012-147, Class SA, 5.994%, (6.10% - 1 mo. USD LIBOR), 1/25/43(4)	5,491,639	1,187,071

Series 2012-150, Class PS, 6.044%, (6.15% - 1 mo. USD LIBOR), 1/25/43(4)	5,141,757	858,921

Series 2012-150, Class SK, 6.044%, (6.15% - 1 mo. USD LIBOR), 1/25/43(4)	7,969,724	1,367,041

Series 2013-11, Class IO, 4.00%, 1/25/43	15,152,785	2,171,374

Series 2013-12, Class SP, 5.544%, (5.65% - 1 mo. USD LIBOR), 11/25/41(4)	1,153,762	96,946

Series 2013-15, Class DS, 6.094%, (6.20% - 1 mo. USD LIBOR), 3/25/33(4)	6,031,848	1,040,200

Series 2013-23, Class CS, 6.144%, (6.25% - 1 mo. USD LIBOR), 3/25/33(4)	3,194,538	555,752

Series 2013-54, Class HS, 6.194%, (6.30% - 1 mo. USD LIBOR), 10/25/41(4)	2,433,866	125,699

Series 2013-64, Class PS, 6.144%, (6.25% - 1 mo. USD LIBOR), 4/25/43(4)	3,233,824	479,253

Series 2013-66, Class JI, 3.00%, 7/25/43	5,865,114	973,611

Series 2013-75, Class SC, 6.144%, (6.25% - 1 mo. USD LIBOR), 7/25/42(4)	6,117,447	571,046

Series 2014-29, Class IG, 3.50%, 6/25/43	618,914	20,467

Series 2014-32, Class EI, 4.00%, 6/25/44	1,410,010	167,646

Series 2014-41, Class SA, 5.944%, (6.05% - 1 mo. USD LIBOR), 7/25/44(4)	2,652,687	412,384

Series 2014-43, Class PS, 5.994%, (6.10% - 1 mo. USD LIBOR), 3/25/42(4)	2,920,076	372,725

Series 2014-55, Class IN, 3.50%, 7/25/44	4,213,370	687,073

Series 2014-64, Class BI, 3.50%, 3/25/44	1,029,820	98,881

Series 2014-67, Class IH, 4.00%, 10/25/44	2,646,349	437,888

Series 2014-80, Class CI, 3.50%, 12/25/44	2,485,212	393,393

Series 2014-89, Class IO, 3.50%, 1/25/45	3,702,720	498,569

Series 2015-6, Class IM, 1.00%, (5.33% - 1 mo. USD LIBOR x 1.33, Cap 1.00%), 6/25/43(4)	6,530,947	223,385

Security	Principal Amount	Value

Federal National Mortgage Association: (continued)

Interest Only:(5) (continued)

Series 2015-14, Class KI, 3.00%, 3/25/45	$5,446,302	$766,368

Series 2015-17, Class SA, 6.094%, (6.20% - 1 mo. USD LIBOR), 11/25/43(4)	1,887,557	72,597

Series 2015-22, Class GI, 3.50%, 4/25/45	1,735,782	355,475

Series 2015-31, Class SG, 5.994%, (6.10% - 1 mo. USD LIBOR), 5/25/45(4)	5,119,867	1,013,865

Series 2015-36, Class IL, 3.00%, 6/25/45	2,760,997	417,611

Series 2015-52, Class MI, 3.50%, 7/25/45	7,019,932	1,016,054

Series 2015-93, Class BS, 6.044%, (6.15% - 1 mo. USD LIBOR), 8/25/45(4)	3,174,174	351,131

Series 2017-46, Class NI, 3.00%, 8/25/42	2,500,294	58,877

Series 2018-21, Class IO, 3.00%, 4/25/48	8,213,313	769,404

		$28,897,639

Government National Mortgage Association:

Series 2021-57, Class LZ 3.00%, 3/20/51	$28,129,392	$28,151,468

Interest Only:(5)

Series 2014-68, Class KI, 2.141%, 10/20/42(7)	4,521,433	189,488

Series 2017-104, Class SD, 6.084%, (6.20% - 1 mo. USD LIBOR), 7/20/47(4)	8,586,235	1,536,817

Series 2017-121, Class DS, 4.384%, (4.50% - 1 mo. USD LIBOR), 8/20/47(4)	6,348,639	714,598

Series 2017-137, Class AS, 4.384%, (4.50% - 1 mo. USD LIBOR), 9/20/47(4)	9,149,767	1,005,421

Series 2020-146, Class IQ, 2.00%, 10/20/50	24,501,975	2,647,424

Series 2020-151, Class HI, 2.50%, 10/20/50	2,495,987	232,886

Series 2020-154, Class PI, 2.50%, 10/20/50	19,447,903	1,476,465

Series 2020-167, Class KI, 2.00%, 11/20/50	39,430,280	4,307,620

Series 2020-191, Class AI, 2.00%, 12/20/50	37,194,031	3,678,248

Series 2021-46, Class IM, 2.50%, 3/20/51	4,960,653	448,050

Series 2021-56, Class SE, 2.29%, (2.30% - SOFR), 10/20/50(4)	11,802,113	573,566

Series 2021-67, Class SA, 2.29%, (2.30% - SOFR), 10/20/50(4)	74,000,000	4,128,312

		$49,090,363

NewRez Warehouse Securitization Trust, Series 2021-1, Class E, 5/25/55(1)(3)	3,300,000	3,300,000

Total Collateralized Mortgage Obligations (identified cost $207,154,335)		$135,054,781

Commercial Mortgage-Backed Securities — 0.7%
Security	Principal Amount	Value

JPMBB Commercial Mortgage Securities Trust:

Series 2014-C22, Class D, 4.705%, 9/15/47(1)(7)	$3,430,000	$2,553,849

Series 2014-C25, Class D, 4.095%, 11/15/47(1)(7)	8,045,000	6,263,532

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.497%, 8/15/46(1)(7)(8)	5,000,000	471,975

23	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security	Principal Amount	Value

WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class D, 3.692%, 11/15/47(1)	$4,000,000	$2,004,322

Total Commercial Mortgage-Backed Securities (identified cost $19,690,670)		$11,293,678

U.S. Government Agency Mortgage-Backed Securities — 19.4%
Security	Principal Amount	Value

Federal Home Loan Mortgage Corp.:

2.792%, (COF + 1.25%), with maturity at 2035(9)	$265,839	$273,034

3.00%, with maturity at 2050	25,303,946	26,562,723

4.384%, (COF + 1.25%), with maturity at 2030(9)	92,658	98,607

7.00%, with various maturities to 2036	993,412	1,131,843

8.00%, with maturity at 2026	36,059	39,284

		$28,105,491

Federal National Mortgage Association:

30-Year, 2.50%, TBA(10)	$40,000,000	$41,412,510

3.00%, with maturity at 2050	7,251,438	7,609,904

3.366%, (COF + 1.25%), with maturity at 2035(9)	154,423	159,074

3.874%, (COF + 1.78%), with maturity at 2035(9)	677,919	716,921

6.00%, with maturity at 2032	227,753	263,144

6.50%, with maturity at 2036	508,961	580,788

7.00%, with maturity at 2037	424,328	484,485

8.50%, with maturity at 2032	133,779	157,903

9.50%, with maturity at 2028	51,023	57,164

		$51,441,893

Government National Mortgage Association:

2.50%, with various maturities to 2051	$238,132,775	$247,888,899

		$247,888,899

Total U.S. Government Agency Mortgage-Backed Securities (identified cost $327,009,020)		$327,436,283

Common Stocks — 0.2%
Security	Shares	Value

Iceland — 0.2%

Arion Banki HF(1)	1,533,017	$1,579,710

Eik Fasteignafelag HF(11)	1,980,300	160,855

Eimskipafelag Islands HF	195,054	492,346

Hagar HF(11)	820,600	384,578

Reginn HF(11)	1,120,200	229,675

Security		Shares	Value

Iceland (continued)

Reitir Fasteignafelag HF		544,900	$321,686

Siminn HF		7,517,958	623,882

Total Iceland			$3,792,732

Total Common Stocks (identified cost $3,534,453)			$3,792,732

Convertible Bonds — 0.3%
Security		Principal Amount (000’s omitted)	Value

Bermuda — 0.3%

Liberty Latin America, Ltd., 2.00%, 7/15/24	USD	4,884	$4,989,630

Total Bermuda			$4,989,630

Total Convertible Bonds (identified cost $4,255,134)			$4,989,630

Foreign Corporate Bonds — 5.9%
Security		Principal Amount (000’s omitted)	Value

Argentina — 0.5%

Generacion Mediterranea S.A./Central Termica Roca S.A., 15.00%, 5/5/23(1)(12)	USD	1,250	$869,508

Telecom Argentina S.A., 8.00%, 7/18/26(13)	USD	2,730	2,441,111

Transportadora de Gas del Sur S.A., 6.75%, 5/2/25(13)	USD	1,740	1,511,660

YPF S.A.:

4.00% to 1/1/23, 2/12/26(1)(14)	USD	1,918	1,551,517

4.00% to 1/1/23, 2/12/26(13)(14)	USD	5	3,693

6.95%, 7/21/27(13)	USD	894	552,197

8.50%, 7/28/25(13)	USD	1,207	877,549

Total Argentina			$7,807,235

Armenia — 0.2%

Ardshinbank CJSC Via Dilijan Finance BV, 6.50%, 1/28/25(13)	USD	3,400	$3,387,250

Total Armenia			$3,387,250

Belarus — 0.1%

Eurotorg, LLC Via Bonitron DAC, 9.00%, 10/22/25(13)	USD	1,279	$1,399,162

Total Belarus			$1,399,162

24	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Brazil — 0.6%

Amaggi Luxembourg International S.a.r.l., 5.25%, 1/28/28(13)	USD	750	$784,894

Braskem Netherlands Finance BV:

4.50%, 1/31/30(13)	USD	1,656	1,684,897

5.875%, 1/31/50(13)	USD	850	888,981

Guara Norte S.a.r.l., 5.198%, 6/15/34(13)	USD	962	970,634

MV24 Capital BV, 6.748%, 6/1/34(13)	USD	639	678,408

Odebrecht Offshore Drilling Finance, Ltd.:

6.72%, 12/1/22(1)	USD	261	258,239

6.72%, 12/1/22(13)	USD	2,340	2,316,225

Petrobras Global Finance BV, 6.90%, 3/19/49	USD	1,080	1,217,538

Vale S.A., 2.762%(15)(31)	BRL	19,636	2,096,651

Total Brazil			$10,896,467

Bulgaria — 0.1%

Eurohold Bulgaria AD, 6.50%, 12/7/22(13)	EUR	2,000	$2,272,252

Total Bulgaria			$2,272,252

China — 0.2%

CIFI Holdings Group Co., Ltd., 5.50%, 1/23/22(13)	USD	1,300	$1,317,874

Kaisa Group Holdings, Ltd., 9.375%, 6/30/24(13)	USD	850	845,750

Shimao Group Holdings, Ltd., 5.60%, 7/15/26(13)	USD	1,650	1,788,188

Total China			$3,951,812

Colombia — 0.1%

Gran Tierra Energy International Holdings, Ltd.:

6.25%, 2/15/25(1)	USD	278	$237,216

6.25%, 2/15/25(13)	USD	1,184	1,010,301

Total Colombia			$1,247,517

El Salvador — 0.1%

AES El Salvador Trust II, 6.75%, 3/28/23(13)	USD	1,654	$1,657,647

Total El Salvador			$1,657,647

Georgia — 0.1%

Georgia Capital JSC, 6.125%, 3/9/24(13)	USD	1,850	$1,878,120

Silknet JSC, 11.00%, 4/2/24(13)	USD	558	607,221

Total Georgia			$2,485,341

Greece — 0.1%

Ellaktor Value PLC, 6.375%, 12/15/24(13)	EUR	1,400	$1,576,185

Total Greece			$1,576,185

Security		Principal Amount (000’s omitted)	Value

Iceland — 0.3%

Arion Banki HF, 6.00%, 4/12/24(13)	ISK	440,000	$3,835,708

Islandsbanki HF, 6.40%, 10/26/23	ISK	120,000	1,042,127

Landsbankinn HF, 5.00%, 11/23/23(13)	ISK	120,000	1,011,927

WOW Air HF:

0.00%(12)(15)(16)	EUR	20	0

0.00%, (3 mo. EURIBOR + 9.00%), 9/24/24(12)(16)	EUR	900	0

Total Iceland			$5,889,762

Indonesia — 0.3%

Alam Sutera Realty Tbk PT:

6.00%, (6.00% cash or 6.25% PIK), 5/2/24(17)	USD	881	$704,800

6.25%, (6.25% cash or 6.50% PIK), 11/2/25(13)(17)	USD	2,228	1,726,700

Bayan Resources Tbk PT, 6.125%, 1/24/23(13)	USD	2,885	3,026,033

Total Indonesia			$5,457,533

Ireland — 0.1%

Hacienda Investments, Ltd. Via DME Airport DAC, 5.35%, 2/8/28(13)	USD	900	$934,569

Total Ireland			$934,569

Mauritius — 0.1%

HTA Group, Ltd./Mauritius, 7.00%, 12/18/25(13)	USD	930	$995,695

Network i2i, Ltd., 3.975% to 3/3/26(13)(15)(18)	USD	410	412,470

Total Mauritius			$1,408,165

Mexico — 0.5%

Alpha Holding S.A. de CV:

9.00%, 2/10/25(13)	USD	687	$173,468

10.00%, 12/19/22(13)	USD	1,529	359,330

Braskem Idesa SAPI, 7.45%, 11/15/29(13)	USD	3,559	3,609,858

Grupo Kaltex S.A. de CV, 8.875%, 4/11/22(13)	USD	2,637	2,382,239

Petroleos Mexicanos, 6.75%, 9/21/47	USD	1,930	1,708,938

Total Mexico			$8,233,833

Moldova — 0.2%

Aragvi Finance International DAC, 8.45%, 4/29/26(13)	USD	3,521	$3,629,060

Total Moldova			$3,629,060

Nigeria — 0.1%

SEPLAT Petroleum Development Co. PLC, 7.75%, 4/1/26(13)	USD	1,277	$1,312,118

Total Nigeria			$1,312,118

25	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Paraguay — 0.2%

Banco Continental SAE, 2.75%, 12/10/25(13)	USD	515	$504,741

Frigorifico Concepcion S.A., 10.25%, 1/29/25(13)	USD	3,240	3,329,100

Total Paraguay			$3,833,841

Peru — 0.3%

Auna SAA, 6.50%, 11/20/25(13)	USD	1,500	$1,513,628

PetroTal Corp., 12.00%, 2/16/24(1)(13)	USD	1,540	1,547,700

Telefonica del Peru SAA, 7.375%, 4/10/27(13)	PEN	4,500	1,231,936

Total Peru			$4,293,264

Russia — 0.2%

Gazprom PJSC via Gaz Finance PLC, 4.599% to 10/26/25(13)(15)	USD	1,665	$1,699,965

Petropavlovsk 2016 Ltd., 8.125%, 11/14/22(13)	USD	1,531	1,575,675

Total Russia			$3,275,640

Saint Lucia — 0.2%

Digicel International Finance, Ltd./Digicel Holdings Bermuda, Ltd., 8.75%, 5/25/24(13)	USD	2,453	$2,572,584

Total Saint Lucia			$2,572,584

Saudi Arabia — 0.1%

Dar Al-Arkan Sukuk Co., Ltd., 6.875%, 4/10/22(13)	USD	1,640	$1,705,321

Total Saudi Arabia			$1,705,321

Singapore — 0.2%

Puma International Financing S.A., 5.00%, 1/24/26(13)	USD	2,532	$2,556,358

TBLA International Pte Ltd., 7.00%, 1/24/23(13)	USD	1,700	1,432,250

Total Singapore			$3,988,608

South Africa — 0.1%

Petra Diamonds US Treasury PLC, 10.50%, 3/8/26(13)	USD	2,087	$2,045,260

Total South Africa			$2,045,260

Turkey — 0.3%

Akbank T.A.S., 7.20% to 3/16/22, 3/16/27(13)(18)	USD	1,050	$1,063,740

QNB Finansbank AS, 6.875%, 9/7/24(13)	USD	1,505	1,600,238

Ulker Biskuvi Sanayi AS, 6.95%, 10/30/25(13)	USD	2,022	2,186,397

Total Turkey			$4,850,375

Security		Principal Amount (000’s omitted)	Value

Ukraine — 0.3%

Kernel Holding S.A., 8.75%, 1/31/22(13)	USD	1,850	$1,921,632

Metinvest BV:

5.625%, 6/17/25(13)	EUR	1,340	1,667,092

7.75%, 4/23/23(13)	USD	661	697,355

7.75%, 10/17/29(13)	USD	350	374,797

8.50%, 4/23/26(13)	USD	706	783,618

Total Ukraine			$5,444,494

United Arab Emirates — 0.2%

NBK Tier 1 Financing, Ltd., 3.625% to 8/24/26(13)(15)(18)	USD	1,490	$1,489,635

Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24(13)	USD	1,067	1,099,698

Total United Arab Emirates			$2,589,333

Uzbekistan — 0.1%

Ipoteka-Bank ATIB, 16.00%, 4/16/24(13)	UZS	7,100,000	$673,572

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (FMO), 15.00%, 12/8/22(13)	UZS	3,000,000	282,958

Total Uzbekistan			$956,530

Total Foreign Corporate Bonds (identified cost $97,410,130)			$99,101,158

Loan Participation Notes — 0.0%(19)
Security		Principal Amount (000’s omitted)	Value

Uzbekistan — 0.0%(19)

Daryo Finance BV (borrower - Uzbek Industrial and Construction Bank ATB), 18.75%, 6/15/23(12)(13)(20)	UZS	2,619,000	$247,743

Europe Asia Investment Finance BV (borrower - Joint Stock Commercial Bank “Asaka”), 18.70%, 7/26/23(12)(13)(20)	UZS	2,952,000	279,063

Total Loan Participation Notes (identified cost $557,420)			$526,806

Reinsurance Side Cars — 2.1%
Security		Principal Amount/ Shares	Value

Altair VI Reinsurance(11)(12)(21)(22)		1,000	$214,500

Blue Lotus Re, Ltd.(11)(12)(21)(22)		242	185,548

26	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount/ Shares	Value

Eden Re II, Ltd., Series 2018A, 0.00%, 3/22/22(1)(12)(21)		$7,471	$101,883

Eden Re II, Ltd., Series 2018B, 0.00%, 3/22/22(1)(12)(21)		$8,667	296,204

Eden Re II, Ltd., Series 2019A, 0.00%, 3/22/23(1)(12)(21)		$1,440	27,043

Eden Re II, Ltd., Series 2019B, 0.00%, 3/22/23(1)(12)(21)		$11,140	549,614

Eden Re II, Ltd., Series 2020A, 0.00%, 3/22/24(1)(12)(21)		$990,000	1,201,266

Eden Re II, Ltd., Series 2021A, 0.00%, 3/21/25(1)(12)(21)		$900,000	873,180

Eden Re II, Ltd., Series 2021B, 0.00%, 3/21/25(1)(12)(21)		$8,900,000	8,620,540

Mt. Logan Re, Ltd., Series 13, Preference Shares(11)(12)(21)(22)		10,000	9,846,038

Mt. Logan Re, Ltd., Series 17, Preference Shares(11)(12)(21)(22)		860	847,192

Mt. Logan Re, Ltd., Special Investment Series 13, 12/18(11)(12)(21)(22)		2,000	540,449

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19(11)(12)(21)(22)		1,829	1,100,076

Sussex Capital, Ltd., Designated Investment Series 5, 5/19(11)(12)(21)(22)		249	39,025

Sussex Capital, Ltd., Designated Investment Series 5, 12/19(11)(12)(21)(22)		791	80,508

Sussex Capital, Ltd., Designated Investment Series 5, 6/20(11)(12)(21)(22)		434	104,155

Sussex Capital, Ltd., Designated Investment Series 5, 12/20(11)(12)(21)(22)		292	304,743

Sussex Capital, Ltd., Series 5, Preference Shares(11)(12)(21)(22)		6,000	6,413,681

Sussex Re, Ltd., Series 2020A(11)(12)(21)(22)		4,081,939	258,387

Sussex Re, Ltd., Series 2021A(11)(12)(21)(22)		4,154,232	4,137,615

Versutus Re, Ltd., Series 2019(11)(12)(21)(22)		220,133	153,433

Total Reinsurance Side Cars (identified cost $33,242,434)			$35,895,080

Sovereign Government Bonds — 16.9%
Security		Principal Amount (000’s omitted)	Value

China — 1.6%

China Development Bank, 3.70%, 10/20/30	CNY	170,000	$26,468,847

Total China			$26,468,847

Security		Principal Amount (000’s omitted)	Value

Iceland — 1.7%

Republic of Iceland:

5.00%, 11/15/28	ISK	1,278,572	$11,224,061

6.50%, 1/24/31	ISK	1,622,639	15,777,546

8.00%, 6/12/25	ISK	194,682	1,868,259

Total Iceland			$28,869,866

Indonesia — 3.7%

Indonesia Government Bond:

6.50%, 2/15/31	IDR	771,189,000	$53,537,441

7.50%, 4/15/40	IDR	77,875,000	5,536,430

8.375%, 4/15/39	IDR	45,746,000	3,519,544

Total Indonesia			$62,593,415

New Zealand — 1.4%

New Zealand Government Bond, 3.00%, 9/20/30(13)(23)	NZD	24,966	$23,124,325

Total New Zealand			$23,124,325

Serbia — 2.8%

Serbia Treasury Bond:

4.50%, 8/20/32	RSD	4,061,810	$46,231,597

5.875%, 2/8/28	RSD	97,420	1,208,686

Total Serbia			$47,440,283

South Africa — 1.5%

Republic of South Africa, 10.50%, 12/21/26	ZAR	311,941	$24,583,136

Total South Africa			$24,583,136

Suriname — 0.4%

Republic of Suriname, 9.25%, 10/26/26(13)	USD	9,771	$6,986,265

Total Suriname			$6,986,265

Thailand — 2.0%

Thailand Government Bond, 1.25%, 3/12/28(13)(23)	THB	1,066,536	$33,597,630

Total Thailand			$33,597,630

Ukraine — 1.8%

Ukraine Government Bond, 16.06%, 8/3/22	UAH	25,000	$934,591

Ukraine Government International Bond:

0.00%, GDP-Linked, 5/31/40(1)(13)(24)	USD	4,433	4,691,909

11.67%, 11/22/23	UAH	25,000	879,352

27	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Ukraine (continued)

Ukraine Government International Bond: (continued)

15.84%, 2/26/25	UAH	394,170	$15,258,427

17.00%, 5/11/22	UAH	238,050	9,011,805

Total Ukraine			$30,776,084

Total Sovereign Government Bonds (identified cost $274,415,323)			$284,439,851

Sovereign Loans — 0.1%
Borrower		Principal Amount (000’s omitted)	Value

Nigeria — 0.1%

Bank of Industry Limited, Term Loan, 6.184%, (3 mo. USD LIBOR + 6.00%), 12/14/23(2)(25)		$1,350	$1,359,187

Total Nigeria			$1,359,187

Total Sovereign Loans (identified cost $1,350,000)			$1,359,187

U.S. Government Guaranteed Small Business Administration Loans(26)(27) — 2.5%
Security		Principal Amount	Value

0.66%, 3/15/30		$2,695,021	$54,323

0.73%, 7/15/31		2,974,505	83,772

0.93%, 5/15/42		1,605,893	53,522

0.98%, 4/15/32		1,369,329	52,175

1.31%, 4/15/42 to 7/15/42		5,827,211	289,827

1.34%, 9/15/41		1,872,272	90,624

1.38%, 6/15/41		3,111,968	146,440

1.56%, 7/15/42		2,483,333	140,354

1.59%, 10/21/36		1,232,716	68,487

1.61%, 12/15/41 to 7/15/42		5,346,470	323,684

1.63%, 9/15/41		1,945,728	117,459

1.68%, 7/15/41		1,935,606	126,093

1.73%, 10/15/33 to 11/21/41		2,934,349	190,641

1.74%, 5/15/36		1,761,041	105,287

1.81%, 12/21/41 to 11/15/42		7,788,953	527,425

1.86%, 12/28/41 to 6/15/42		16,610,926	1,121,515

1.91%, 2/15/42 to 7/15/42		6,791,686	502,517

1.93%, 7/15/42		1,729,671	123,403

1.96%, 11/29/30 to 8/15/42		4,960,930	347,812

2.06%, 5/15/42 to 7/15/42		5,067,014	381,105

Security	Principal Amount	Value

2.11%, 4/15/33 to 7/15/42	$4,690,036	$343,108

2.16%, 5/15/42 to 6/15/42	3,884,457	291,281

2.21%, 8/15/42	3,229,596	253,049

2.23%, 1/15/41 to 7/15/41	2,733,739	227,831

2.28%, 11/1/29	1,262,120	82,862

2.31%, 4/15/42 to 7/15/42	5,129,410	460,932

2.36%, 1/16/42 to 6/15/42	18,393,567	1,574,458

2.38%, 6/15/42	1,597,548	135,927

2.39%, 7/15/40	1,382,223	108,602

2.41%, 1/15/38 to 7/15/42	13,932,668	1,229,609

2.43%, 3/15/41 to 1/5/42	3,056,110	266,196

2.46%, 12/15/26 to 8/15/42	12,661,951	1,080,849

2.48%, 2/23/41	1,110,779	101,952

2.56%, 1/15/41 to 7/15/42	3,198,873	315,711

2.59%, 4/15/36	1,381,869	123,679

2.61%, 6/15/33 to 7/15/42	6,966,338	661,084

2.66%, 3/15/42 to 6/15/42	4,560,068	457,557

2.68%, 4/15/41 to 4/15/42	3,412,220	350,351

2.71%, 7/15/31 to 9/15/42	19,915,548	2,057,761

2.78%, 1/15/42 to 3/15/43(28)	14,113,951	1,580,591

2.86%, 5/15/32 to 7/15/42	14,862,612	1,593,048

2.91%, 12/15/41 to 7/15/42	12,903,891	1,445,875

2.92%, 10/25/41 to 1/7/43(28)	32,036,228	3,533,960

2.93%, 4/15/41 to 7/15/42	4,145,214	425,694

2.95%, 8/15/42	1,787,773	196,492

2.96%, 2/15/27 to 1/15/43	11,690,665	1,200,828

2.98%, 2/15/41 to 7/15/42	9,876,975	1,181,799

3.03%, 7/15/41 to 6/15/42	2,438,277	273,382

3.11%, 12/15/41 to 8/15/42	8,328,431	934,986

3.13%, 6/15/32	598,558	64,856

3.16%, 5/15/42 to 1/15/43	15,617,184	1,926,892

3.19%, 8/15/39	1,493,593	168,306

3.21%, 12/15/26 to 10/15/42	16,146,858	1,897,995

3.23%, 4/15/42	951,893	111,493

3.24%, 7/15/28 to 4/15/42	2,645,426	240,611

3.28%, 6/21/26 to 7/15/42	6,251,459	633,360

3.36%, 3/15/42 to 5/15/42	3,022,064	383,570

3.41%, 4/15/42 to 12/15/42	5,603,519	742,464

3.43%, 9/15/41	909,335	104,360

3.46%, 2/15/27 to 8/15/42	12,917,489	1,383,995

3.48%, 5/15/36 to 7/15/42	3,374,618	427,143

3.53%, 6/15/26 to 8/15/42	1,861,517	147,807

3.61%, 6/15/32 to 6/15/42	8,620,097	1,250,540

3.64%, 8/15/41 to 12/15/41	3,646,556	533,805

3.66%, 5/15/42 to 7/15/42	9,061,162	1,305,502

3.68%, 11/15/31 to 5/15/42	3,885,723	537,092

3.71%, 1/15/24 to 7/15/42	23,259,024	2,387,166

28	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Security		Principal Amount	Value

3.73%, 1/15/37		$1,777,487	$218,377

3.78%, 2/15/27 to 6/15/42		5,500,480	733,057

Total U.S. Government Guaranteed Small Business Administration Loans (identified cost $48,274,890)			$42,534,310

U.S. Treasury Obligations — 2.6%
Security		Principal Amount	Value

U.S. Treasury Inflation-Protected Note, 0.50%, 4/15/24(29)		$39,829,230	$43,346,864

Total U.S. Treasury Obligations (identified cost $40,294,711)			$43,346,864

Short-Term Investments — 32.8%

Sovereign Government Securities — 11.7%
Security		Principal Amount (000’s omitted)	Value

Egypt — 4.7%

Egypt Treasury Bill:

0.00%, 5/4/21	EGP	293,625	$18,750,000

0.00%, 5/18/21	EGP	219,100	13,943,438

0.00%, 5/25/21	EGP	95,575	6,070,668

0.00%, 6/8/21	EGP	23,200	1,462,222

0.00%, 7/6/21	EGP	27,775	1,738,561

0.00%, 7/27/21	EGP	23,775	1,477,037

0.00%, 8/17/21	EGP	224,675	13,853,394

0.00%, 8/31/21	EGP	16,125	989,280

0.00%, 11/2/21	EGP	309,150	18,555,509

0.00%, 12/28/21	EGP	55,425	3,262,208

Total Egypt			$80,102,317

Israel — 7.0%

Israel Treasury Bill:

0.00%, 5/5/21	ILS	91,000	$28,014,923

0.00%, 5/31/21	ILS	130,000	40,018,317

0.00%, 6/2/21	ILS	161,000	49,571,059

Total Israel			$117,604,299

Total Sovereign Government Securities (identified cost $195,195,476)			$197,706,616

Repurchase Agreements — 0.9%
Description	Principal Amount (000’s omitted)	Value

JPMorgan Chase Bank, N.A.,

Dated 4/28/21 with a maturity date of 5/7/21, an interest rate of 0.50% payable by the Portfolio and repurchase proceeds of $6,110,450, collateralized by PEN 20,070,000 Peru Government Bond, 5.94%, due 2/12/29 and a market value, including accrued interest, of $5,843,449	$6,111	$6,111,044

Dated 4/29/21 with a maturity date of 6/1/21, an interest rate of 0.30% payable by the Portfolio and repurchase proceeds of $9,363,852, collateralized by GBP 3,423,560 United Kingdom Gilt Bond, 0.25%, due 3/22/52 and a market value, including accrued interest, of $9,244,964	9,366	9,366,350

Total Repurchase Agreements (identified cost $15,477,394)		$15,477,394

U.S. Treasury Obligations — 0.4%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bill:

0.00%, 5/13/21(30)	$3,675	$3,675,001

0.00%, 6/3/21(30)	3,325	3,325,000

Total U.S. Treasury Obligations (identified cost $6,999,835)		$7,000,001

Other — 19.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(32)	333,289,174	$333,289,174

Total Other (identified cost $333,289,174)		$333,289,174

Total Short-Term Investments (identified cost $550,961,879)		$553,473,185

Total Purchased Options and Swaptions — 0.3% (identified cost $3,199,359)		$4,638,367

Total Investments — 101.7% (identified cost $1,782,127,789)		$1,715,819,364

Total Written Options — (0.0)%(19) (premiums received $306,571)		$(3,280)

29	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Securities Sold Short — (0.9)%

Sovereign Government Bonds — (0.9)%
Security		Principal Amount (000’s omitted)	Value

Peru — (0.3)%

Peru Government Bond, 5.94%, 2/12/29	PEN	(20,070)	$(5,774,334)

Total Peru			$(5,774,334)

United Kingdom — (0.6)%

United Kingdom Gilt Bond, 0.25%, 3/22/52(13)(23)	GBP	(3,424)	$(9,243,683)

Total United Kingdom			$(9,243,683)

Total Sovereign Government Bonds (proceeds $15,124,660)			$(15,018,017)

Total Securities Sold Short (proceeds $15,124,660)			$(15,018,017)

Other Assets, Less Liabilities — (0.8)%			$(14,057,441)

Net Assets — 100.0%			$1,686,740,626

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $209,472,952 or 12.4% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2021.

(3)	When-issued, variable rate security whose interest rate will be determined after April 30, 2021.

(4)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at April 30, 2021.

(5)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(6)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(7)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at April 30, 2021.

(8)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 8).

(9)

Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at April 30, 2021.

(10)

TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date are determined upon settlement.

(11)	Non-income producing security.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(13)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $149,097,876 or 8.8% of the Portfolio’s net assets.

(14)	Step coupon security. Interest rate represents the rate in effect at April 30, 2021.

(15)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(16)	Issuer is in default with respect to interest and/or principal payments or has declared bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(17)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(18)	Security converts to variable rate after the indicated fixed-rate coupon period.

(19)	Amount is less than 0.05% or (0.05)%, as applicable.

(20)	Limited recourse note whose payments by the issuer are limited to amounts received by the issuer from the borrower pursuant to a loan agreement with the borrower.

(21)

Security is subject to risk of loss depending on the occurrence, frequency and severity of the loss events that are covered by underlying reinsurance contracts and that may occur during a specified risk period.

(22)	Restricted security (see Note 5).

(23)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(24)

Amounts payable in respect of the security are contingent upon and determined by reference to Ukraine’s GDP and Real GDP Growth Rate. Principal amount represents the notional amount used to calculate payments due to the security holder and does not represent an entitlement for payment.

(25)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(26)

Interest only security that entitles the holder to receive only a portion of the interest payments on the underlying loans. Principal amount shown is the notional amount of the underlying loans on which coupon interest is calculated.

(27)	Securities comprise a trust that is wholly-owned by the Portfolio and may only be sold on a pro-rata basis with all securities in the trust.

(28)	The stated interest rate represents the weighted average fixed interest rate at April 30, 2021 of all interest only securities comprising the certificate.

(29)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(30)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(31)	Variable rate security whose coupon rate is linked to the issuer’s mining activities revenue. The coupon rate shown represents the rate in effect at April 30, 2021.

30	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

(32)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

Purchased Currency Options — 0.0%(19)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call EUR/Put USD	Goldman Sachs International	USD	82,000,000	USD	1.24	7/28/21	$218,202

Total							$218,202

Purchased Interest Rate Swaptions — 0.0%(19)

Description	Counterparty	Notional Amount		Expiration Date	Value

Option to enter into interest rate swap expiring 12/15/26 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	91,740,000	12/15/21	$32,970

Option to enter into interest rate swap expiring 1/7/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	112,630,000	1/7/22	36,949

Option to enter into interest rate swap expiring 1/10/27 to pay 3-month ZAR-JIBAR and receive 5.70%	Bank of America, N.A.	ZAR	56,320,000	1/10/22	18,387

Option to enter into interest rate swap expiring 1/12/27 to pay 3-month ZAR-JIBAR and receive 5.70%	JPMorgan Chase Bank, N.A.	ZAR	221,740,000	1/12/22	72,148

Option to enter into interest rate swap expiring 1/17/27 to pay 3-month ZAR-JIBAR and receive 5.73%	JPMorgan Chase Bank, N.A.	ZAR	61,919,000	1/17/22	21,221

Option to enter into interest rate swap expiring 1/27/27 to pay 3-month ZAR-JIBAR and receive 5.74%	Bank of America, N.A.	ZAR	99,991,000	1/27/22	34,335

Option to enter into interest rate swap expiring 2/10/27 to pay 3-month ZAR-JIBAR and receive 5.88%	Goldman Sachs International	ZAR	55,230,000	2/10/22	24,086

Option to enter into interest rate swap expiring 2/16/27 to pay 3-month ZAR-JIBAR and receive 6.18%	Bank of America, N.A.	ZAR	14,620,000	2/16/22	10,395

Option to enter into interest rate swap expiring 2/21/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Bank of America, N.A.	ZAR	14,620,000	2/21/22	15,476

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.54%	Bank of America, N.A.	ZAR	14,620,000	2/23/22	16,846

Option to enter into interest rate swap expiring 2/23/27 to pay 3-month ZAR-JIBAR and receive 6.47%	Goldman Sachs International	ZAR	11,210,000	2/23/22	11,784

Total					$294,597

31	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Purchased Call Options — 0.3%

Description	Counterparty	Notional Amount		Spread	Expiration Date	Value

2-year 10 Constant Maturity Swap Curve Cap	Morgan Stanley & Co. International PLC*	USD	450,000,000	0.45%	6/21/21	$4,125,568

Total						$4,125,568

*	The counterparty is an affiliated entity as of March 1, 2021.

Written Currency Options — (0.0)%(19)

Description	Counterparty	Notional Amount		Exercise Price		Expiration Date	Value

Call EUR/Put USD	Goldman Sachs International	USD	82,000,000	USD	1.33	7/28/21	$(3,280)

Total							$(3,280)

Forward Commodity Contracts(1)

Settlement Date	Deliver	In Exchange For	Counterparty	Value/Unrealized Appreciation (Depreciation)

9/1/22	United States Dollar 8,366,876	Gold 4,300 Troy Ounces	Citibank, N.A.	$(730,549)

Total				$(730,549)

(1)	Non-deliverable contracts that are settled with the counterparty in cash.

Centrally Cleared Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

EUR	15,226,000	USD	17,905,008	5/4/21	$400,445

EUR	667,316	USD	793,356	5/4/21	8,924

EUR	19,512	USD	23,489	5/4/21	(30)

EUR	113,418	USD	137,128	5/4/21	(770)

EUR	900,000	USD	1,083,420	5/4/21	(1,395)

EUR	3,326,436	USD	4,004,363	5/4/21	(5,156)

EUR	6,197,089	USD	7,460,054	5/4/21	(9,606)

EUR	15,226,000	USD	18,329,054	5/4/21	(23,601)

EUR	29,044,467	USD	34,963,719	5/4/21	(45,020)

EUR	34,136,874	USD	41,093,958	5/4/21	(52,913)

NZD	4,934,486	USD	3,553,324	5/4/21	(22,206)

NZD	7,571,945	USD	5,452,558	5/4/21	(34,075)

NZD	4,934,486	USD	3,540,494	5/4/21	(9,376)

NZD	7,571,945	USD	5,432,871	5/4/21	(14,388)

USD	18,329,054	EUR	15,226,000	5/4/21	23,601

USD	803,314	EUR	667,316	5/4/21	1,034

USD	136,533	EUR	113,418	5/4/21	176

32	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

USD	22,945	EUR	19,512	5/4/21	$(513)

USD	1,058,355	EUR	900,000	5/4/21	(23,670)

USD	3,911,721	EUR	3,326,436	5/4/21	(87,485)

USD	7,287,464	EUR	6,197,089	5/4/21	(162,984)

USD	17,905,008	EUR	15,226,000	5/4/21	(400,445)

USD	34,154,828	EUR	29,044,467	5/4/21	(763,871)

USD	40,143,243	EUR	34,136,874	5/4/21	(897,802)

USD	5,430,334	NZD	7,571,945	5/4/21	11,851

USD	3,538,841	NZD	4,934,486	5/4/21	7,723

USD	5,432,871	NZD	7,571,945	5/4/21	14,388

USD	3,540,494	NZD	4,934,486	5/4/21	9,376

PHP	3,215,114	USD	66,637	5/5/21	119

USD	65,674	PHP	3,216,000	5/5/21	(1,101)

PEN	28,864,188	USD	7,702,046	5/6/21	(76,162)

USD	7,770,052	PEN	28,864,188	5/6/21	144,168

IDR	81,081,738,000	USD	5,612,203	5/11/21	(5,641)

USD	7,542,131	IDR	105,778,386,719	5/11/21	227,869

USD	6,792,425	IDR	95,182,258,186	5/11/21	210,854

USD	5,632,357	IDR	82,271,841,993	5/11/21	(63,364)

USD	7,292,577	IDR	106,435,156,877	5/11/21	(75,983)

USD	30,372,598	IDR	440,979,745,518	5/11/21	(119,845)

USD	9,615,187	IDR	140,000,000,000	5/11/21	(65,399)

NZD	12,253,112	USD	8,861,893	5/12/21	(93,961)

USD	11,213,888	NZD	15,505,155	5/12/21	118,899

GBP	3,349,480	USD	4,647,793	5/24/21	(21,819)

GBP	1,427,000	USD	2,002,124	5/24/21	(31,291)

GBP	3,371,064	USD	4,709,189	5/24/21	(53,407)

PEN	22,051,955	USD	5,843,899	5/28/21	(14,958)

NZD	2,110,982	USD	1,566,319	6/1/21	(55,856)

USD	28,547,315	NZD	38,474,196	6/1/21	1,018,023

USD	18,918,462	NZD	25,497,061	6/1/21	674,649

USD	40,175,816	EUR	33,356,140	6/2/21	50,643

USD	34,982,619	EUR	29,044,467	6/2/21	44,097

USD	7,464,086	EUR	6,197,089	6/2/21	9,409

USD	4,006,527	EUR	3,326,436	6/2/21	5,050

USD	1,084,005	EUR	900,000	6/2/21	1,366

USD	23,501	EUR	19,512	6/2/21	30

USD	1,242,688	PEN	4,596,080	6/16/21	27,641

USD	2,508,486	RUB	189,546,000	6/23/21	3,669

AUD	42,245,000	USD	32,599,410	6/25/21	(48,272)

NZD	16,384,960	USD	11,622,003	6/25/21	100,794

USD	12,767,566	NZD	18,000,000	6/25/21	(110,729)

NZD	8,194,246	USD	5,718,272	6/30/21	144,274

USD	5,266,585	NZD	7,546,981	6/30/21	(132,878)

USD	8,081,548	NZD	11,580,804	6/30/21	(203,900)

33	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Settlement Date	Value/Unrealized Appreciation (Depreciation)

NZD	37,668,644	USD	26,544,716	7/8/21	$ 404,322

USD	6,805,298	NZD	9,657,151	7/8/21	(103,656)

IDR	152,183,250,000	USD	10,283,347	7/12/21	146,100

USD	1,761,707	IDR	25,972,840,000	7/12/21	(18,268)

USD	4,243,503	IDR	62,604,400,000	7/12/21	(46,912)

USD	4,310,811	IDR	63,606,010,000	7/12/21	(48,247)

NOK	60,126,840	USD	7,071,084	7/13/21	152,897

NZD	195,423	USD	137,000	7/15/21	2,806

USD	11,563,629	NZD	16,494,845	7/15/21	(236,815)

USD	5,450,513	NZD	7,571,945	7/30/21	33,882

USD	3,551,991	NZD	4,934,486	7/30/21	22,080

					$(162,611)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EGP	23,320,000	USD	1,452,055	Goldman Sachs International	5/4/21	$37,089	$—

EGP	23,320,000	USD	1,486,932	Goldman Sachs International	5/4/21	2,212	—

USD	1,486,932	EGP	23,320,000	Goldman Sachs International	5/4/21	—	(2,212)

USD	1,485,350	EGP	23,320,000	Goldman Sachs International	5/4/21	—	(3,794)

ILS	91,000,000	USD	28,003,912	HSBC Bank USA, N.A.	5/5/21	10,532	—

USD	27,429,459	ILS	91,000,000	Bank of America, N.A.	5/5/21	—	(584,986)

CNH	50,608,191	USD	7,741,748	The Bank of Nova Scotia	5/10/21	72,569	—

EGP	23,300,000	USD	1,454,432	Goldman Sachs International	5/10/21	31,973	—

EUR	10,200,000	USD	12,148,885	BNP Paribas	5/10/21	115,461	—

EUR	2,627,000	USD	3,154,907	Standard Chartered Bank	5/10/21	3,763	—

USD	7,754,856	CNH	50,608,191	UBS AG	5/10/21	—	(59,460)

USD	37,280,353	CNH	243,703,533	UBS AG	5/10/21	—	(349,454)

USD	1,335,082	EUR	1,122,682	UBS AG	5/10/21	—	(14,816)

USD	1,646,934	EUR	1,384,921	UBS AG	5/10/21	—	(18,277)

USD	2,325,423	EUR	1,955,468	UBS AG	5/10/21	—	(25,806)

USD	598,972	UAH	16,897,000	BNP Paribas	5/11/21	—	(7,539)

CZK	88,600,000	EUR	3,424,892	Bank of America, N.A.	5/12/21	641	—

CZK	174,400,000	EUR	6,743,159	Deutsche Bank AG	5/12/21	—	(676)

EUR	10,138,594	CZK	263,000,000	Bank of America, N.A.	5/12/21	—	(35,384)

EUR	10,262,985	SEK	104,000,000	Bank of America, N.A.	5/12/21	54,667	—

NOK	103,000,000	EUR	10,200,851	Bank of America, N.A.	5/12/21	108,197	—

NOK	25,566,000	EUR	2,542,096	JPMorgan Chase Bank, N.A.	5/12/21	14,703	—

SEK	104,000,000	EUR	10,209,101	Bank of America, N.A.	5/12/21	10,125	—

USD	123,635	UAH	3,510,000	BNP Paribas	5/12/21	—	(2,326)

THB	19,570,650	USD	635,416	Standard Chartered Bank	5/17/21	—	(6,945)

THB	51,420,988	USD	1,713,633	Standard Chartered Bank	5/17/21	—	(62,354)

TRY	55,096,000	USD	7,173,641	Standard Chartered Bank	5/17/21	—	(564,028)

34	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	32,262,908	THB	968,113,089	Standard Chartered Bank	5/17/21	$1,173,950	$—

USD	2,660,846	TRY	21,332,000	Standard Chartered Bank	5/17/21	101,744	—

USD	798,222	TRY	6,303,000	Standard Chartered Bank	5/17/21	42,080	—

USD	1,330,486	TRY	10,749,000	Standard Chartered Bank	5/17/21	40,978	—

USD	532,266	TRY	4,157,000	Standard Chartered Bank	5/17/21	33,570	—

USD	532,225	TRY	4,162,000	Standard Chartered Bank	5/17/21	32,929	—

USD	532,186	TRY	4,175,000	Standard Chartered Bank	5/17/21	31,331	—

USD	532,139	TRY	4,218,000	Standard Chartered Bank	5/17/21	26,125	—

USD	100,605	UAH	2,825,000	Bank of America, N.A.	5/17/21	—	(659)

USD	5,263,979	ZAR	75,478,621	Citibank, N.A.	5/17/21	68,935	—

USD	786,503	UAH	22,376,000	Citibank, N.A.	5/21/21	—	(14,857)

USD	7,386,843	SGD	9,805,000	Citibank, N.A.	5/28/21	19,431	—

USD	25,035,797	ILS	83,000,000	Bank of America, N.A.	6/1/21	—	(522,010)

USD	14,142,276	ILS	47,000,000	HSBC Bank USA, N.A.	6/1/21	—	(330,218)

USD	1,177,847	UAH	33,816,000	Goldman Sachs International	6/1/21	—	(30,210)

USD	24,546,942	ILS	81,000,000	Barclays Bank PLC	6/2/21	—	(395,244)

USD	24,227,631	ILS	80,000,000	BNP Paribas	6/2/21	—	(406,628)

USD	1,432,355	UAH	40,994,000	Citibank, N.A.	6/2/21	—	(31,802)

USD	295,502	UAH	8,410,000	Citibank, N.A.	6/8/21	—	(4,436)

USD	417,722	UAH	11,880,000	Citibank, N.A.	6/8/21	—	(5,973)

USD	697,544	UAH	19,880,000	Citibank, N.A.	6/8/21	—	(11,467)

USD	3,970,370	THB	121,886,392	Standard Chartered Bank	6/16/21	56,906	—

USD	658,144	UAH	18,507,000	Bank of America, N.A.	6/16/21	—	(581)

USD	493,456	UAH	13,950,000	Citibank, N.A.	6/17/21	—	(2,946)

USD	2,084,950	ZAR	31,340,000	Bank of America, N.A.	6/21/21	—	(61,819)

USD	2,240,188	ZAR	33,430,000	HSBC Bank USA, N.A.	6/21/21	—	(49,746)

USD	2,308,384	ZAR	34,437,379	HSBC Bank USA, N.A.	6/21/21	—	(50,554)

USD	709,527	UAH	20,108,000	Bank of America, N.A.	6/22/21	—	(5,112)

USD	300,971	UAH	8,522,000	Bank of America, N.A.	6/23/21	—	(1,825)

USD	1,683,137	UAH	47,860,000	BNP Paribas	6/30/21	—	(14,423)

USD	2,983,694	ZAR	45,180,000	Bank of America, N.A.	6/30/21	—	(107,299)

USD	2,975,172	ZAR	45,170,000	Bank of America, N.A.	6/30/21	—	(115,137)

USD	4,462,039	ZAR	67,760,000	Bank of America, N.A.	6/30/21	—	(173,767)

USD	7,319,760	ZAR	110,839,464	Bank of America, N.A.	6/30/21	—	(263,331)

USD	1,737,626	ZAR	25,912,826	Bank of America, N.A.	7/1/21	—	(34,960)

USD	1,620,557	ZAR	24,221,907	Citibank, N.A.	7/1/21	—	(36,360)

USD	1,423,481	ZAR	21,486,646	Citibank, N.A.	7/1/21	—	(46,328)

USD	8,234,546	OMR	3,237,000	BNP Paribas	7/6/21	—	(168,881)

USD	1,631,617	MYR	6,750,000	Credit Agricole Corporate and Investment Bank	7/8/21	—	(11,435)

USD	5,188,295	OMR	2,039,000	BNP Paribas	7/12/21	—	(104,860)

CNH	74,903,533	USD	11,335,898	Citibank, N.A.	7/14/21	178,169	—

HUF	1,000,000,000	EUR	2,754,936	Bank of America, N.A.	7/16/21	19,017	—

HUF	3,700,000,000	EUR	10,283,751	Citibank, N.A.	7/16/21	—	(38,592)

PLN	47,000,000	EUR	10,305,930	Bank of America, N.A.	7/16/21	—	(10,280)

PLN	11,323,000	EUR	2,483,629	Citibank, N.A.	7/16/21	—	(3,412)

35	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	1,768,804	THB	55,864,596	Standard Chartered Bank	7/16/21	$—	$(24,623)

USD	961,832	OMR	378,000	BNP Paribas	7/19/21	—	(19,396)

USD	595,787	UAH	17,254,000	Goldman Sachs International	7/22/21	—	(12,595)

USD	1,303,179	MXN	26,202,275	Citibank, N.A.	7/23/21	21,207	—

USD	1,086,758	MXN	21,835,229	Citibank, N.A.	7/23/21	18,448	—

USD	3,101,978	MXN	62,462,496	Citibank, N.A.	7/30/21	48,419	—

USD	28,036,940	ILS	91,000,000	HSBC Bank USA, N.A.	8/3/21	—	(11,345)

EGP	23,320,000	USD	1,421,951	Goldman Sachs International	10/28/21	3,234	—

USD	4,209,726	BHD	1,605,000	Bank of America, N.A.	3/14/22	—	(34,114)

USD	8,407,724	SAR	32,004,000	Standard Chartered Bank	3/14/22	—	(120,167)

USD	20,243,572	SAR	77,035,000	Standard Chartered Bank	3/14/22	—	(283,426)

USD	8,429,122	BHD	3,217,000	Standard Chartered Bank	3/16/22	—	(76,930)

USD	4,215,852	BHD	1,625,000	Standard Chartered Bank	3/16/22	—	(80,802)

USD	4,112,475	BHD	1,585,976	Standard Chartered Bank	3/16/22	—	(80,995)

USD	8,651,101	SAR	32,792,000	BNP Paribas	3/24/22	—	(86,448)

USD	12,976,517	SAR	49,181,000	HSBC Bank USA, N.A.	3/24/22	—	(127,942)

USD	15,526,212	SAR	58,790,000	Standard Chartered Bank	3/28/22	—	(138,377)

USD	23,292,293	OMR	9,293,625	BNP Paribas	8/29/22	—	(707,528)

USD	5,030,996	BHD	1,911,024	Standard Chartered Bank	3/13/23	—	(10,234)

USD	4,226,390	SAR	15,887,000	Standard Chartered Bank	3/13/23	766	—

USD	6,711,224	BHD	2,554,000	Standard Chartered Bank	3/15/23	—	(26,077)

USD	11,776,656	OMR	4,666,500	BNP Paribas	4/8/24	—	(114,502)

USD	11,825,022	OMR	4,664,971	Standard Chartered Bank	4/22/24	—	(62,241)

						$2,379,171	$(6,810,951)

Non-deliverable Bond Forward Contracts*

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/6/21	COP	27,410,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	$7,303,132	$62,544

5/13/21	COP	5,920,730	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	1,577,471	(19,706)

5/14/21	COP	27,410,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	7,303,132	(9,252)

5/17/21	COP	25,232,830	Republic of Colombia, 6.00%, 4/28/28	Bank of America, N.A.	6,722,830	(53,910)

5/18/21	COP	27,410,880	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	7,303,132	(73,455)

5/19/21	COP	27,957,490	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	7,448,766	(74,167)

5/26/21	COP	14,148,760	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	3,769,680	(41,757)

5/27/21	COP	9,823,030	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	2,617,168	(33,379)

36	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Non-deliverable Bond Forward Contracts* (continued)

Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Unrealized Appreciation (Depreciation)

5/28/21	COP	8,038,070	Republic of Colombia, 6.00%, 4/28/28	Goldman Sachs International	$2,141,598	$ (22,945)

6/2/21	COP	25,908,050	Republic of Colombia, 5.75%, 11/3/27	Bank of America, N.A.	6,902,730	(2,526)

						$(268,553)

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 2-Year Treasury Note	18	Long	6/30/21	$3,973,641	$111

U.S. 10-Year Treasury Note	77	Long	6/21/21	10,166,406	(133,811)

U.S. Ultra-Long Treasury Bond	16	Long	6/21/21	2,974,500	(39,068)

Euro-Bobl	(4)	Short	6/8/21	(647,916)	716

Euro-Buxl	(14)	Short	6/8/21	(3,398,279)	92,910

U.S. 5-Year Treasury Note	(81)	Short	6/30/21	(10,038,938)	(4,674)

U.S. 10-Year Treasury Note	(1,216)	Short	6/21/21	(160,550,000)	636,336

U.S. Long Treasury Bond	(2)	Short	6/21/21	(314,500)	5,933

					$558,453

Centrally Cleared Inflation Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

EUR	5,003	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.60% (pays upon termination)	8/15/32	$(236,423)

EUR	19,000	Receives	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Pays	1.69% (pays upon termination)	11/15/32	(1,201,619)

EUR	5,003	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.79% (pays upon termination)	8/15/42	457,022

EUR	19,000	Pays	Eurostat Eurozone HICP ex Tobacco NSA (pays upon termination)	Receives	1.89% (pays upon termination)	11/15/42	2,478,828

USD	36,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.89% (pays upon termination)	7/16/24	1,012,751

37	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	58,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.58% (pays upon termination)	9/6/24	$2,674,854

USD	8,770	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(205,332)

USD	8,770	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.29% (pays upon termination)	1/26/26	(205,332)

USD	8,770	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(220,637)

USD	8,780	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.26% (pays upon termination)	1/27/26	(219,726)

USD	4,910	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.28% (pays upon termination)	1/28/26	(119,608)

USD	5,000	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	1.28% (pays upon termination)	4/20/30	625,004

USD	8,770	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	229,176

USD	8,770	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.33% (pays upon termination)	1/26/31	227,998

USD	8,780	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	248,157

USD	8,770	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.31% (pays upon termination)	1/27/31	247,639

USD	4,910	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.32% (pays upon termination)	1/28/31	136,771

USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.30% (pays upon termination)	2/25/31	563,694

USD	25,300	Pays	Return on CPI-U (NSA) (pays upon termination)	Receives	2.22% (pays upon termination)	11/14/32	(862,604)

USD	25,300	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.20% (pays upon termination)	11/14/42	1,494,577

USD	2,309	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.13% (pays upon termination)	8/22/47	220,977

38	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Inflation Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

USD	2,295	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.15% (pays upon termination)	8/25/47	$209,152

USD	4,400	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.42% (pays upon termination)	6/8/48	(46,778)

							$7,508,541

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

HICP	–	Harmonised Indices of Consumer Prices

Inflation Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Annual Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	USD	19,500	Receives	Return on CPI-U (NSA) (pays upon termination)	Pays	2.09% (pays upon termination)	4/2/29	$841,937

								$841,937

CPI-U (NSA)	–	Consumer Price Index All Urban Non-Seasonally Adjusted

Centrally Cleared Interest Rate Swaps

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

BRL	413,556	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.08% (pays upon termination)	1/3/22	$(343,031)	$—	$(343,031)

BRL	417,031	Receives	Brazil CETIP Interbank Deposit Rate (pays upon termination)	3.40% (pays upon termination)	1/3/22	214,464	—	214,464

BRL	30,618	Pays	Brazil CETIP Interbank Deposit Rate (pays upon termination)	7.84% (pays upon termination)	1/2/25	48,682	—	48,682

CAD	69,760	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	0.88% (pays semi-annually)	6/5/25	588,196	—	588,196

CAD	6,730	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.03% (pays semi-annually)	8/19/30	420,107	(68)	420,039

39	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

CAD	10,270	Receives	3-month Canadian Bankers Acceptances (pays quarterly)	1.04% (pays semi-annually)	8/19/30	$637,347	$(104)	$637,243

CLP	4,565,350	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.03% (pays semi-annually)	2/25/26	143,516	—	143,516

CLP	1,842,670	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.04% (pays semi-annually)	2/25/26	57,546	—	57,546

CLP	9,791,980	Receives	6-month Sinacofi Chile Interbank Rate (pays semi-annually)	2.04% (pays semi-annually)	2/25/26	305,798	—	305,798

CNY	892,000	Pays	7-day China Fixing Repo Rates (pays quarterly)	2.31% (pays quarterly)	7/28/22	(256,842)	—	(256,842)

COP	51,043,100	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	4,663	—	4,663

COP	25,273,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.38% (pays quarterly)	3/30/26	1,710	—	1,710

COP	14,519,700	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.48% (pays quarterly)	3/31/26	(16,262)	—	(16,262)

COP	15,543,300	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.56% (pays quarterly)	4/6/26	(29,507)	—	(29,507)

COP	40,262,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.58% (pays quarterly)	4/30/26	(50,254)	—	(50,254)

COP	4,505,500	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	12,983	—	12,983

COP	3,218,200	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.83% (pays quarterly)	3/26/28	8,770	—	8,770

COP	5,037,000	Receives	Colombia Overnight Interbank Reference Rate (pays quarterly)	4.82% (pays quarterly)	3/26/28	14,120	—	14,120

EUR	750	Receives	6-month EURIBOR (pays semi-annually)	(0.30)% (pays annually)	6/16/25	(626)	—	(626)

MXN	1,081,600	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	8.54% (pays monthly)	12/15/23	4,431,566	—	4,431,566

MXN	298,383	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.76% (pays monthly)	3/7/24	(560,343)	—	(560,343)

MXN	82,926	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.79% (pays monthly)	3/7/24	(159,119)	—	(159,119)

MXN	393,100	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.63% (pays monthly)	1/9/25	(706,514)	—	(706,514)

40	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

MXN	393,300	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	4.61% (pays monthly)	1/10/25	$(715,582)	$—	$(715,582)

MXN	350,000	Pays	Mexico Interbank TIIE 28 Day (pays monthly)	5.29% (pays monthly)	5/2/25	(308,106)	—	(308,106)

MXN	170,000	Receives	Mexico Interbank TIIE 28 Day (pays monthly)	6.04% (pays monthly)	4/24/26	8,421	—	8,421

SGD	18,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.42% (pays semi-annually)	10/19/23	646,084	—	646,084

SGD	9,630	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	339,591	—	339,591

SGD	10,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	352,639	—	352,639

SGD	15,000	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.44% (pays semi-annually)	10/23/23	528,958	—	528,958

SGD	26,350	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	2.09% (pays semi-annually)	12/13/23	921,869	—	921,869

SGD	2,885	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.55% (pays semi-annually)	8/14/24	64,742	—	64,742

SGD	3,245	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.56% (pays semi-annually)	8/14/24	74,092	—	74,092

SGD	5,640	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.06% (pays semi-annually)	3/31/25	33,070	—	33,070

SGD	16,500	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.07% (pays semi-annually)	3/31/25	103,126	—	103,126

SGD	3,300	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	1.08% (pays semi-annually)	3/31/25	21,312	—	21,312

SGD	30,100	Pays	6-month Singapore Swap Offered Rate (pays semi-annually)	0.52% (pays semi-annually)	8/21/25	(399,863)	—	(399,863)

THB	384,716	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	47,670	—	47,670

THB	384,716	Receives	6-month THB Fixing Rate (pays semi-annually)	1.19% (pays semi-annually)	2/23/28	47,670	—	47,670

THB	217,211	Receives	6-month THB Fixing Rate (pays semi-annually)	1.32% (pays semi-annually)	2/25/28	(32,516)	—	(32,516)

THB	192,358	Receives	6-month THB Fixing Rate (pays semi-annually)	1.34% (pays semi-annually)	2/25/28	(37,264)	—	(37,264)

USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	6/11/23	(1,549)	—	(1,549)

41	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Centrally Cleared Interest Rate Swaps (continued)

Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

USD	40,459	Pays	3-month USD-LIBOR (pays quarterly)	1.86% (pays semi-annually)	7/16/24	$1,941,772	$—	$1,941,772

USD	64,000	Pays	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	9/6/24	1,612,274	—	1,612,274

USD	332	Receives	3-month USD-LIBOR (pays quarterly)	0.44% (pays semi-annually)	6/12/25	3,642	—	3,642

USD	1,010	Receives	3-month USD-LIBOR (pays quarterly)	0.36% (pays semi-annually)	6/15/25	14,672	—	14,672

USD	1,316	Receives	3-month USD-LIBOR (pays quarterly)	0.37% (pays semi-annually)	6/23/25	19,319	—	19,319

USD	1,180	Receives	3-month USD-LIBOR (pays quarterly)	0.32% (pays semi-annually)	7/14/25	20,683	—	20,683

USD	1,000	Receives	3-month USD-LIBOR (pays quarterly)	0.50% (pays semi-annually)	6/4/27	37,463	—	37,463

USD	51,000	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	1/7/31	2,973,475	—	2,973,475

USD	11,693	Receives	3-month USD-LIBOR (pays quarterly)	2.50% (pays semi-annually)	9/20/47	(1,188,107)	(98,964)	(1,287,071)

USD	2,450	Pays	3-month USD-LIBOR (pays quarterly)	0.58% (pays semi-annually)	3/11/50	(821,764)	—	(821,764)

USD	2,450	Pays	3-month USD-LIBOR (pays quarterly)	0.62% (pays semi-annually)	3/11/50	(797,775)	—	(797,775)

USD	3,670	Pays	3-month USD-LIBOR (pays quarterly)	0.97% (pays semi-annually)	3/20/50	(904,919)	—	(904,919)

USD	700	Receives	3-month USD-LIBOR (pays quarterly)	0.94% (pays semi-annually)	5/21/50	174,636	—	174,636

USD	5,000	Receives	3-month USD-LIBOR (pays quarterly)	1.18% (pays semi-annually)	6/10/50	974,814	—	974,814

USD	12,450	Pays	3-month USD-LIBOR (pays quarterly)	1.27% (pays semi-annually)	11/4/50	(2,169,206)	—	(2,169,206)

USD	3,750	Receives	3-month USD-LIBOR (pays quarterly)	1.76% (pays semi-annually)	2/12/51	236,743	—	236,743

USD	3,000	Receives	3-month USD-LIBOR (pays quarterly)	1.24% (pays semi-annually)	3/5/51	560,053	—	560,053

USD	3,000	Pays	3-month USD-LIBOR (pays quarterly)	1.26% (pays semi-annually)	3/5/51	(547,573)	—	(547,573)

USD	12,500	Receives	3-month USD-LIBOR (pays quarterly)	1.70% (pays semi-annually)	3/5/51	957,048	(336,988)	620,060

Total						$9,558,584	$(436,124)	$9,122,460

42	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Interest Rate Swaps

Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	RUB	1,539,500	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	6.51% (pays annually)	4/16/25	$(397,823)

Goldman Sachs International	RUB	785,500	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.51% (pays annually)	5/15/25	(122,797)

Goldman Sachs International	RUB	706,636	Pays	3-month Moscow Prime Offered Rate (pays quarterly)	5.34% (pays annually)	5/18/25	(181,304)

JPMorgan Chase Bank, N.A.	MYR	69,400	Pays	3-month MYR KLIBOR (pays quarterly)	2.53% (pays quarterly)	4/19/26	(117,881)

							$(819,805)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Entity	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*	Termination Date	Value	Unamortized Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)

Malaysia	$26,266	1.00% (pays quarterly)(1)	6/20/26	$(751,673)	$727,417	$(24,256)

Total				$(751,673)	$727,417	$(24,256)

*	The contract annual fixed rate represents the fixed rate of interest paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Cross-Currency Swaps

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Bank of America, N.A.	1-day Indice Camara Promedio Rate on CLP 1,013,999,193 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 34,778 (pays semi-annually)*	2/10/31	$111,336

Goldman Sachs International	3-month USD-LIBOR on USD 1,365,559 (pays quarterly) plus TRY 11,300,000**	19.35% on TRY 11,300,000 (pays annually) plus USD 1,365,559**	6/16/26	1

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,901,102,998 (pays semi-annually)*	(0.25)% on CLP equivalent of CLF 65,220 (pays semi-annually)*	2/9/31	221,151

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 959,074,478 (pays semi-annually)*	(0.24)% on CLP equivalent of CLF 32,886 (pays semi-annually)*	2/11/31	111,178

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 959,284,060 (pays semi-annually)*	(0.27)% on CLP equivalent of CLF 32,885 (pays semi-annually)*	2/12/31	115,695

43	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Cross-Currency Swaps (continued)

Counterparty	Portfolio Receives	Portfolio Pays	Termination Date	Value/Unrealized Appreciation (Depreciation)

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 467,082,022 (pays semi-annually)*	(0.32)% on CLP equivalent of CLF 15,992 (pays semi-annually)*	2/17/31	$60,521

Goldman Sachs International	1-day Indice Camara Promedio Rate on CLP 1,831,709,463 (pays semi-annually)*	(0.15)% on CLP equivalent of CLF 62,683 (pays semi-annually)*	2/19/31	194,802

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 558,373,067 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 19,151 (pays semi-annually)*	2/10/31	63,316

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 558,512,295 (pays semi-annually)*	(0.20)% on CLP equivalent of CLF 19,151 (pays semi-annually)*	2/11/31	61,533

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 558,512,295 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 19,151 (pays semi-annually)*	2/11/31	62,737

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,117,024,590 (pays semi-annually)*	(0.22)% on CLP equivalent of CLF 38,302 (pays semi-annually)*	2/11/31	126,277

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 1,117,024,590 (pays semi-annually)*	(0.23)% on CLP equivalent of CLF 38,302 (pays semi-annually)*	2/11/31	127,883

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 890,207,440 (pays semi-annually)*	(0.30)% on CLP equivalent of CLF 30,517 (pays semi-annually)*	2/12/31	111,202

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 839,036,096 (pays semi-annually)*	(0.31)% on CLP equivalent of CLF 28,727 (pays semi-annually)*	2/16/31	74,096

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 559,347,662 (pays semi-annually)*	(0.34)% on CLP equivalent of CLF 19,151 (pays semi-annually)*	2/16/31	107,532

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 564,044,545 (pays semi-annually)*	(0.21)% on CLP equivalent of CLF 19,307 (pays semi-annually)*	2/18/31	64,023

The Bank of Nova Scotia	1-day Indice Camara Promedio Rate on CLP 564,185,100 (pays semi-annually)*	(0.16)% on CLP equivalent of CLF 19,307 (pays semi-annually)*	2/19/31	60,203

				$1,673,486

*

At the termination date, the Portfolio will either pay or receive the USD equivalent of the difference between the initial CLP notional amount and the CLP equivalent of the CLF notional amount on such date.

**

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

44	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Portfolio of Investments (Unaudited) — continued

Abbreviations:

COF	–	Cost of Funds 11th District

EURIBOR	–	Euro Interbank Offered Rate

GDP	–	Gross Domestic Product

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

SOFR	–	Secured Overnight Financing Rate

TBA	–	To Be Announced

Currency Abbreviations:

AUD	–	Australian Dollar

BHD	–	Bahraini Dinar

BRL	–	Brazilian Real

CAD	–	Canadian Dollar

CLF	–	Chilean Unidad de Fomento

CLP	–	Chilean Peso

CNH	–	Yuan Renminbi Offshore

CNY	–	Yuan Renminbi

COP	–	Colombian Peso

CZK	–	Czech Koruna

EGP	–	Egyptian Pound

EUR	–	Euro

GBP	–	British Pound Sterling

HUF	–	Hungarian Forint

IDR	–	Indonesian Rupiah

ILS	–	Israeli Shekel

ISK	–	Icelandic Krona

MXN	–	Mexican Peso

MYR	–	Malaysian Ringgit

NOK	–	Norwegian Krone

NZD	–	New Zealand Dollar

OMR	–	Omani Rial

PEN	–	Peruvian Sol

PHP	–	Philippine Peso

PLN	–	Polish Zloty

RSD	–	Serbian Dinar

RUB	–	Russian Ruble

SAR	–	Saudi Riyal

SEK	–	Swedish Krona

SGD	–	Singapore Dollar

THB	–	Thai Baht

TRY	–	New Turkish Lira

UAH	–	Ukrainian Hryvnia

USD	–	United States Dollar

UZS	–	Uzbekistani Som

ZAR	–	South African Rand

45	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $1,443,890,864)	$1,382,058,215

Affiliated investments, at value (identified cost, $338,236,925)	333,761,149

Cash	8,572,999

Deposits for derivatives collateral —

Financial futures contracts	2,162,705

Centrally cleared derivatives	20,528,722

OTC derivatives	6,564,695

Deposits for forward commitment securities	1,275,000

Foreign currency, at value (identified cost, $5,056,738)	4,990,304

Interest and dividends receivable	11,359,435

Interest and dividends receivable from affiliated investments	45,170

Receivable for investments sold	5,721,781

Receivable for variation margin on open centrally cleared derivatives	8,753

Receivable for open forward foreign currency exchange contracts	2,379,171

Receivable for open swap contracts	2,515,423

Receivable for closed swap contracts	35,643

Receivable for open non-deliverable bond forward contracts	62,544

Prepaid expenses	221

Total assets	$1,782,041,930

Liabilities

Cash collateral due to brokers	$5,110,000

Written options outstanding, at value (premiums received, $306,571)	3,280

Payable for investments purchased	18,775,200

Payable for when-issued/delayed delivery/forward commitment securities	45,861,111

Payable for securities sold short, at value (proceeds, $15,124,660)	15,018,017

Payable for variation margin on open financial futures contracts	29,702

Payable for open forward commodity contracts	730,549

Payable for open forward foreign currency exchange contracts	6,810,951

Payable for open swap contracts	819,805

Payable for open non-deliverable bond forward contracts	331,097

Payable to affiliates:

Investment adviser fee	810,795

Trustees’ fees	5,746

Interest payable on securities sold short	71,094

Accrued foreign capital gains taxes	131,298

Accrued expenses	792,659

Total liabilities	$95,301,304

Net Assets applicable to investors’ interest in Portfolio	$1,686,740,626

46	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Interest (net of foreign taxes, $806,962)	$45,740,945

Dividends (net of foreign taxes, $5,772)	2,018,283

Interest and dividends from affiliated investments	184,910

Total investment income	$47,944,138

Expenses

Investment adviser fee	$4,349,857

Trustees’ fees and expenses	33,690

Custodian fee	383,127

Legal and accounting services	119,192

Interest and dividend expense on securities sold short	524,669

Miscellaneous	42,627

Total expenses	$5,453,162

Net investment income	$42,490,976

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions (net of foreign capital gain taxes of $126,696)	$8,556,354

Investment transactions — affiliated investment	5,059

Written swaptions	(980,000)

Securities sold short	1,404,639

Financial futures contracts	(1,646,733)

Swap contracts	520,369

Forward commodity contracts	(178,623)

Foreign currency transactions	(938,942)

Forward foreign currency exchange contracts	(3,771,461)

Non-deliverable bond forward contracts	(3,388,914)

Net realized loss	$(418,252)

Change in unrealized appreciation (depreciation) —

Investments (including net increase in accrued foreign capital gains taxes of $64,591)	$8,102,181

Investments — affiliated investment	(6,811)

Written options and swaptions	252,018

Securities sold short	(1,911,653)

Financial futures contracts	1,110,544

Swap contracts	12,375,260

Forward commodity contracts	(357,367)

Foreign currency	(117,532)

Forward foreign currency exchange contracts	(8,711,811)

Non-deliverable bond forward contracts	(268,553)

Net change in unrealized appreciation (depreciation)	$10,466,276

Net realized and unrealized gain	$10,048,024

Net increase in net assets from operations	$52,539,000

47	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$42,490,976	$37,658,004

Net realized gain (loss)	(418,252)	47,782,897

Net change in unrealized appreciation (depreciation)	10,466,276	(395,106)

Net increase in net assets from operations	$52,539,000	$85,045,795

Capital transactions —

Contributions	$514,170,154	$200,389,717

Withdrawals	(239,084,962)	(293,390,778)

Net increase (decrease) in net assets from capital transactions	$275,085,192	$(93,001,061)

Net increase (decrease) in net assets	$327,624,192	$(7,955,266)

Net Assets

At beginning of period	$1,359,116,434	$1,367,071,700

At end of period	$1,686,740,626	$1,359,116,434

48	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Consolidated Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020		2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.74	%(1)(2)	0.69	%(2)	0.69%	0.69%	0.68%	0.66%

Net investment income	5.80	%(1)	2.85%		4.61%	4.47%	3.84%	3.75%

Portfolio Turnover	58	%(3)(4)	87	%(4)	39%	57%	44%	30%

Total Return	3.89	%(3)	7.52%		3.21%	2.74%	6.70%	0.04%

Net assets, end of period (000’s omitted)	$1,686,741		$1,359,116		$1,367,072	$1,490,482	$1,633,327	$1,479,688

(1)	Annualized.

(2)

Includes interest and/or dividend expense on securities sold short of 0.07% and 0.01% of average daily net assets for the six months ended April 30, 2021 and the year ended October 31, 2020, respectively.

(3)	Not annualized.

(4)	Includes the effect of To-Be-Announced (TBA) transactions.

49	See Notes to Consolidated Financial Statements.

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited)

1  Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 98.1% and 1.9%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The net assets of the Subsidiary at April 30, 2021 were $1,179,791 or 0.1% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options and over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Forward commodity contracts are generally valued at the price provided by the exchange on which they are traded or if unavailable, by a third party pricing service based on an interpolation of the forward rates. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by a broker/dealer (usually the counterparty to the option), so determined using similar techniques as those employed by the pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

50

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or

51

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Foreign Currency Exchange, Non-Deliverable Bond Forward and Forward Commodity Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. While forward foreign currency exchange contracts are privately negotiated agreements between the Portfolio and a counterparty, certain contracts may be “centrally cleared”, whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared contracts, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared contracts, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar. In the case of centrally cleared contracts, counterparty risk is minimal due to protections provided by the CCP.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

L  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared. Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

M  Inflation Swaps — Pursuant to inflation swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark index in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. The accounting policy for payments received or made and changes in the

52

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

underlying value of the inflation swap are the same as for interest rate swaps as described above. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from the unanticipated movements in value of interest rates or the index.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments and receipts, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments or receipts for non-centrally cleared swaps are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments or receipts, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Swaptions — A purchased swaption contract grants the Portfolio, in return for payment of the purchase price, the right, but not the obligation, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. When the Portfolio purchases a swaption, the premium paid to the writer is recorded as an investment and subsequently marked-to-market to reflect the current value of the swaption. A written swaption gives the Portfolio the obligation, if exercised by the purchaser, to enter into a swap contract according to the terms of the underlying agreement. When the Portfolio writes a swaption, the premium received by the Portfolio is recorded as a liability and subsequently marked-to-market to reflect the current value of the swaption. When a swaption is exercised, the cost of the swap is adjusted by the amount of the premium paid or received. When a swaption expires or an unexercised swaption is closed, a gain or loss is recognized in the amount of the premium paid or received, plus the cost to close. The Portfolio’s risk for purchased swaptions is limited to the premium paid. The writer of a swaption bears the risk of unfavorable changes in the preset terms of the underlying swap contract. Purchased swaptions traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

R  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery, when-issued or forward commitment basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery, when-issued or forward commitment basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A forward purchase or sale commitment

53

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

may be closed by entering into an offsetting commitment or delivery of securities. The Portfolio will realize a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

S  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

T  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

U  Stripped Mortgage-Backed Securities — The Portfolio may invest in Interest Only (IO) and Principal Only (PO) securities, forms of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

V  Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio and Subsidiary entered into new investment advisory agreements (the “New Agreements”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreements (and the Portfolio’s and Subsidiary’s investment advisory agreements with BMR in effect prior to March 1, 2021), the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million, 0.595% from $500 million but less than $1 billion, 0.575% from $1 billion but less than $1.5 billion, 0.555% from $1.5 billion but less than $2 billion, 0.52% from $2 billion but less than $3 billion and 0.49% on average daily net assets of $3 billion and over, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $4,349,857 or 0.59% (annualized) of the Portfolio’s consolidated average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the six months ended April 30, 2021, BMR reimbursed the Portfolio $5,091 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

54

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans, TBA transactions and securities sold short for the six months ended April 30, 2021 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$393,680,586	$395,204,058

U.S. Government and Agency Securities	375,865,226	200,042,053

	$769,545,812	$595,246,111

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio, including open derivative contracts and the Portfolio’s investment in the Subsidiary, at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,815,873,224

Gross unrealized appreciation	$40,492,617

Gross unrealized depreciation	(126,102,643)

Net unrealized depreciation	$(85,610,026)

5  Restricted Securities

At April 30, 2021, the Portfolio owned the following securities (representing 1.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Reinsurance Side Cars

Altair VI Reinsurance	12/29/17	1,000	$2,670,333	$214,500

Blue Lotus Re, Ltd.	12/20/17	242	—	185,548

Mt. Logan Re, Ltd., Series 13, Preference Shares	1/2/18	10,000	6,658,283	9,846,038

Mt. Logan Re, Ltd., Series 17, Preference Shares	1/26/21	860	572,931	847,192

Mt. Logan Re, Ltd., Special Investment Series 13, 12/18	1/22/19	2,000	1,446,242	540,449

Mt. Logan Re, Ltd., Special Investment Series 13, 12/19	1/17/20	1,829	1,322,544	1,100,076

Sussex Capital, Ltd., Designated Investment Series 5, 5/19	5/31/19	249	212,150	39,025

Sussex Capital, Ltd., Designated Investment Series 5, 12/19	1/17/20	791	673,953	80,508

Sussex Capital, Ltd., Designated Investment Series 5, 6/20	6/30/20	434	69,673	104,155

Sussex Capital, Ltd., Designated Investment Series 5, 12/20	1/25/21	292	284,695	304,743

Sussex Capital, Ltd., Series 5, Preference Shares	12/17/18	6,000	4,759,529	6,413,681

Sussex Re, Ltd., Series 2020A	1/21/20	4,081,939	223,739	258,387

Sussex Re, Ltd., Series 2021A	1/14/21	4,154,232	3,475,256	4,137,615

Versutus Re, Ltd., Series 2019	1/21/20	220,133	54,388	153,433

Total Restricted Securities			$22,423,716	$24,225,350

55

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, swaptions, forward foreign currency exchange contracts, non-deliverable bond forward contracts, forward commodity contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Consolidated Portfolio of Investments. At April 30, 2021, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Commodity Risk: The Portfolio invests in commodities-linked derivative instruments, including forward commodity contracts and total return swap contracts based on commodity indices, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative instruments are used to enhance total return and/or as a substitute for the purchase or sale of commodities and to manage certain investment risks.

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return or as a substitute for the purchase or sale of securities.

Equity Price Risk: During the six months ended April 30, 2021, the Portfolio entered into total return swaps to enhance total return and/or to manage certain investment risks.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and swaptions, inflation swaps, cross-currency swaps and options contracts to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $8,695,682. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $6,219,696 at April 30, 2021.

The OTC derivatives in which the Portfolio invests (except for written options and swaptions as the Portfolio, not the counterparty, is obligated to perform) are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio (and Subsidiary) has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio (and Subsidiary) may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio (and Subsidiary) and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Consolidated Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Consolidated Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2021. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered portfolio may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered portfolio.

56

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2021 was as follows:

			Fair Value
Consolidated Statement of Assets and Liabilities Caption	Commodity	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$—	$218,202	$4,420,165	$4,638,367

Not applicable	—	—	4,021,159 *	31,167,912 *	35,189,071

Receivable for open forward foreign currency exchange contracts	—	—	2,379,171	—	2,379,171

Receivable for open swap contracts	—	—	—	2,515,423	2,515,423

Receivable for open non-deliverable bond forward contracts	—	—	—	62,544	62,544

Total Asset Derivatives	$—	$—	$6,618,532	$38,166,044	$44,784,576

Derivatives not subject to master netting or similar agreements	$—	$—	$4,021,159	$31,167,912	$35,189,071

Total Asset Derivatives subject to master netting or similar agreements	$—	$—	$2,597,373	$6,998,132	$9,595,505

Written options outstanding, at value	$—	$—	$(3,280)	$—	$(3,280)

Not applicable	—	(751,673)*	(4,183,770)*	(13,542,334)*	(18,477,777)

Payable for open forward foreign currency exchange contracts	—	—	(6,810,951)	—	(6,810,951)

Payable for open swap contracts	—	—	—	(819,805)	(819,805)

Payable for open forward commodity contracts	(730,549)	—	—	—	(730,549)

Payable for open non-deliverable bond forward contracts	—	—	—	(331,097)	(331,097)

Total Liability Derivatives	$(730,549)	$(751,673)	$(10,998,001)	$(14,693,236)	$(27,173,459)

Derivatives not subject to master netting or similar agreements	$—	$(751,673)	$(4,183,770)	$(13,542,334)	$(18,477,777)

Total Liability Derivatives subject to master netting or similar agreements	$(730,549)	$—	$(6,814,231)	$(1,150,902)	$(8,695,682)

*

Only the current day’s variation margin on open futures contracts and centrally cleared derivatives is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts and centrally cleared derivatives, as applicable.

57

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Consolidated Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio (and Subsidiary) for such assets and pledged by the Portfolio (and Subsidiary) for such liabilities as of April 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)	Total Cash Collateral Received

Bank of America, N.A.	$1,340,852	$(1,340,852)	$—	$—	$—	$—

BNP Paribas	115,461	(115,461)	—	—	—	—

Citibank, N.A.	354,609	(196,173)	—	—	158,346	—

Goldman Sachs International	1,031,928	(871,802)	—	(150,000)	10,126	150,000

HSBC Bank USA, N.A.	10,532	(10,532)	—	—	—	—

JPMorgan Chase Bank, N.A.	141,042	(117,881)	—	(23,161)	—	91,000

Morgan Stanley & Co. International PLC	4,125,568	—	—	(4,125,568)	—	4,139,000

Standard Chartered Bank	1,544,142	(1,537,199)	—	—	6,943	—

The Bank of Nova Scotia	931,371	—	—	(730,000)	201,371	730,000

	$9,595,505	$(4,189,900)	$—	$(5,028,729)	$376,786	$5,110,000

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)	Total Cash Collateral Pledged

Bank of America, N.A.	$(2,164,574)	$1,340,852	$823,722	$—	$—	$—

Barclays Bank PLC	(395,244)	—	301,000	—	(94,244)	—

BNP Paribas	(1,632,531)	115,461	1,480,001	—	(37,069)	—

Citibank, N.A.	(926,722)	196,173	—	730,549	—	1,454,695

Credit Agricole Corporate and Investment Bank	(11,435)	—	—	—	(11,435)	—

Deutsche Bank AG	(676)	—	—	—	(676)	—

Goldman Sachs International	(871,802)	871,802	—	—	—	—

HSBC Bank USA, N.A.	(569,805)	10,532	559,273	—	—	—

JPMorgan Chase Bank, N.A.	(117,881)	117,881	—	—	—	—

Standard Chartered Bank	(1,537,199)	1,537,199	—	—	—	—

UBS AG	(467,813)	—	467,813	—	—	—

	$(8,695,682)	$4,189,900	$3,631,809	$730,549	$(143,424)	$1,454,695

Total — Deposits for derivatives collateral — OTC derivatives						$6,564,695

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

58

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the six months ended April 30, 2021 was as follows:

Consolidated Statement of Operations Caption	Commodity	Credit	Equity Price	Foreign Exchange	Interest Rate	Total

Net realized gain (loss) —

Investment transactions	$—	$—	$—	$—	$1,030,000	$1,030,000

Written swaptions	—	—	—	—	(980,000)	(980,000)

Financial futures contracts	—	—	—	—	(1,646,733)	(1,646,733)

Swap contracts	203,050	(1,501,834)	179,450	—	1,639,703	520,369

Forward commodity contracts	(178,623)	—	—	—	—	(178,623)

Forward foreign currency exchange contracts	—	—	—	(3,771,461)	—	(3,771,461)

Non-deliverable bond forward contracts	—	—	—	—	(3,388,914)	(3,388,914)

Total	$24,427	$(1,501,834)	$179,450	$(3,771,461)	$(3,345,944)	$(8,415,362)

Change in unrealized appreciation (depreciation) —

Investments	$—	$—	$—	$(381,874)	$1,840,026	$1,458,152

Written options and swaptions	—	—	—	120,704	131,314	252,018

Financial futures contracts	—	—	—	—	1,110,544	1,110,544

Swap contracts	(131,040)	(303,317)	—	—	12,809,617	12,375,260

Forward commodity contracts	(357,367)	—	—	—	—	(357,367)

Forward foreign currency exchange contracts	—	—	—	(8,711,811)	—	(8,711,811)

Non-deliverable bond forward contracts	—	—	—	—	(268,553)	(268,553)

Total	$(488,407)	$(303,317)	$—	$(8,972,981)	$15,622,948	$5,858,243

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Commodity Contracts	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts

$46,307,000	$53,760,000	$9,868,000	$1,376,428,000	$23,164,000

Purchased Swaptions	Purchased Call Options	Written Swaptions	Swap Contracts

$36,877,000	$632,857,000	$9,714,000	$1,375,078,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

The average principal amount of purchased currency options contracts and written currency options contracts outstanding during the six months ended April 30, 2021, which are indicative of the volume of these derivative types, were $82,000,000 and $82,000,000, respectively.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating

59

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

8  Investments in Affiliated Issuers and Funds

The Portfolio invested in issuers that may be deemed to be affiliated with Morgan Stanley. At April 30, 2021, the value of the Portfolio’s investment in affiliated issuers and funds was $333,761,149, which represents 19.8% of the Portfolio’s net assets. Transactions in affiliated issuers and funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Units, end of period

Commercial Mortgage-Backed Securities

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class D, 4.497%, 8/15/46(1)	$—	$—	$—	$—	$(1,752)	$471,975	$1,322	$5,000,000

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	282,555,462	1,042,909,373	(992,175,661)	5,059	(5,059)	333,289,174	183,588	333,289,174

Totals				$5,059	$(6,811)	$333,761,149	$184,910

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 2).

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

60

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Asset-Backed Securities	$—	$155,239,335	$—	$155,239,335

Closed-End Funds	12,698,117	—	—	12,698,117

Collateralized Mortgage Obligations	—	135,054,781	—	135,054,781

Commercial Mortgage-Backed Securities	—	11,293,678	—	11,293,678

U.S. Government Agency Mortgage-Backed Securities	—	327,436,283	—	327,436,283

Common Stocks	—	3,792,732 *	—	3,792,732

Convertible Bonds	—	4,989,630	—	4,989,630

Foreign Corporate Bonds	—	98,231,650	869,508	99,101,158

Loan Participation Notes	—	—	526,806	526,806

Reinsurance Side Cars	—	—	35,895,080	35,895,080

Sovereign Government Bonds	—	284,439,851	—	284,439,851

Sovereign Loans	—	1,359,187	—	1,359,187

U.S. Government Guaranteed Small Business Administration Loans	—	42,534,310	—	42,534,310

U.S. Treasury Obligations	—	43,346,864	—	43,346,864

Short-Term Investments —

Sovereign Government Securities	—	197,706,616	—	197,706,616

Repurchase Agreements	—	15,477,394	—	15,477,394

U.S. Treasury Obligations	—	7,000,001	—	7,000,001

Other	—	333,289,174	—	333,289,174

Purchased Currency Options	—	218,202	—	218,202

Purchased Interest Rate Swaptions	—	294,597	—	294,597

Purchased Call Options	—	4,125,568	—	4,125,568

Total Investments	$12,698,117	$1,665,829,853	$37,291,394	$1,715,819,364

Forward Foreign Currency Exchange Contracts	$—	$6,400,330	$—	$6,400,330

Non-deliverable Bond Forward Contracts	—	62,544	—	62,544

Futures Contracts	736,006	—	—	736,006

Swap Contracts	—	32,947,329	—	32,947,329

Total	$13,434,123	$1,705,240,056	$37,291,394	$1,755,965,573

Liability Description

Securities Sold Short	$—	$(15,018,017)	$—	$(15,018,017)

Written Currency Options	—	(3,280)	—	(3,280)

Forward Commodity Contracts	—	(730,549)	—	(730,549)

Forward Foreign Currency Exchange Contracts	—	(10,994,721)	—	(10,994,721)

Non-deliverable Bond Forward Contracts	—	(331,097)	—	(331,097)

Futures Contracts	(177,553)	—	—	(177,553)

Swap Contracts	—	(14,936,259)	—	(14,936,259)

Total	$(177,553)	$(42,013,923)	$—	$(42,191,476)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

61

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in Foreign Corporate Bonds	Investments in Loan Participation Notes	Investments in Reinsurance Side Cars*	Total

Balance as of October 31, 2020	$800,582	$563,847	$36,084,623	$37,449,052

Realized gains (losses)	—	—	—	—

Change in net unrealized appreciation (depreciation)	68,926	(35,528)	(857,653)	(824,255)

Cost of purchases	—	—	14,132,882	14,132,882

Proceeds from sales, including return of capital	—	—	(13,464,772)	(13,464,772)

Accrued discount (premium)	—	(1,513)	—	(1,513)

Transfers to Level 3	—	—	—	—

Transfers from Level 3	—	—	—	—

Balance as of April 30, 2021	$869,508	$526,806	$35,895,080	$37,291,394

Change in net unrealized appreciation (depreciation) on investments still held as of April 30, 2021	$68,926	$(35,528)	$764,346	$797,744

*	The Portfolio’s investments in Reinsurance Side Cars were primarily valued on the basis of broker quotations.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of April 30, 2021:

Type of Investment	Fair Value as of April 30, 2021	Valuation Technique	Unobservable Inputs	Input	Impact to Valuation from an Increase to Input*

Foreign Corporate Bonds	$869,508	Matrix Pricing	Credit Spread to U.S. Treasury	31.47%	Decrease

Loan Participation Notes	526,806	Matrix Pricing	Adjusted Credit Spread to the Central Bank of Uzbekistan Quoted Policy Rate	4.98%	Decrease

Included in foreign corporate bonds are securities valued at $0 based on their estimated recovery value percentage.

*

Represents the directional change in the fair value of the Level 3 investments that would result in an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Emerging market securities often involve greater risks than developed market securities. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. Governmental actions can have a significant effect on the economic conditions in emerging market countries. It may be more difficult to make a claim or obtain a judgment in the courts of these countries than it is in the United States. The possibility of fraud, negligence, undue influence being exerted by an issuer or refusal to recognize ownership exists in some emerging markets. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. Emerging market securities are also subject to speculative trading, which contributes to their volatility.

62

Global Opportunities Portfolio

April 30, 2021

Notes to Consolidated Financial Statements (Unaudited) — continued

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

LIBOR Transition Risk

Certain instruments held by the Portfolio may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

63

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Short Duration Strategic Income Fund

Eaton Vance Short Duration Strategic Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management (“EVM”) to serve as the Fund’s investment adviser (“Proposal 1”); (2) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research (“BMR”) to serve as investment adviser to Global Opportunities Portfolio (“Proposal 2”); (3) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Global Macro Absolute Return Advantage Portfolio (“Proposal 3”); (4) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Senior Debt Portfolio (“Proposal 4”); (5) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Emerging Markets Local Income Portfolio (“Proposal 5”); and (6) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory and administrative agreement with EVM to serve as investment adviser and administrator to Eaton Vance Emerging Markets Debt Opportunities Fund (“Proposal 6”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	120,981,756.851	2,389,462.222	7,671,282.337	0

Proposal 2	120,829,936.384	2,470,570.549	7,741,994.477	0

Proposal 3	120,694,736.469	2,506,379.862	7,841,385.079	0

Proposal 4	120,802,750.131	2,454,410.993	7,785,340.286	0

Proposal 5	120,771,921.535	2,476,227.621	7,794,352.253	0

Proposal 6	120,769,914.277	2,499,664.110	7,772,818.512	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting — Global Opportunities Portfolio

Global Opportunities Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

92.207%	1.885%	5.908%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

Interestholder Meeting — Global Macro Absolute Return Advantage Portfolio

Global Macro Absolute Return Advantage Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

98.041%	0.462%	1.498%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

64

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited) — continued

Interestholder Meeting — Senior Debt Portfolio

Senior Debt Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

94.120%	1.424%	4.446%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

Interestholder Meeting — Emerging Markets Local Income Portfolio

Emerging Markets Local Income Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

92.875%	1.462%	5.665%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

65

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Short Duration Strategic Income Fund, Global Opportunities Portfolio, Global Macro Absolute Return Advantage Portfolio, Emerging Markets Local Income Portfolio and Senior Debt Portfolio. Global Opportunities Portfolio, Global Macro Absolute Return Advantage Portfolio, Emerging Markets Local Income Portfolio and Senior Debt Portfolio are portfolios in which Eaton Vance Short Duration Strategic Income Fund is authorized to invest.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Short Duration Strategic Income Fund	Eaton Vance Management	None

Global Opportunities Portfolio	Boston Management and Research	None

Global Macro Absolute Return Advantage Portfolio	Boston Management and Research	None

Emerging Markets Local Income Portfolio	Boston Management and Research	None

Senior Debt Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

66

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

67

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by

68

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

69

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

70

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

71

Eaton Vance

Short Duration Strategic Income Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

72

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

73

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

74

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

75

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Emerging Markets Local Income Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio and Senior Debt Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Short Duration Strategic Income Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7688    4.30.21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Performance1,2

Portfolio Managers Lewis R. Piantedosi and John H. Croft, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	03/04/2002	03/04/2002	28.22%	45.14%	14.39%	10.85%
Class A with 5.75% Maximum Sales Charge	—	—	20.83	36.82	13.04	10.20
Class C at NAV	03/04/2002	03/04/2002	27.73	44.02	13.54	10.02
Class C with 1% Maximum Sales Charge	—	—	26.73	43.02	13.54	10.02
Class I at NAV	09/11/2015	03/04/2002	28.38	45.47	14.68	11.00

Russell 3000® Index	—	—	31.08%	50.92%	17.66%	14.02%
MSCI EAFE Index	—	—	28.84	39.88	8.87	5.22
ICE BofA Fixed Rate Preferred Securities Index	—	—	4.38	10.65	5.91	6.32
Blended Index	—	—	27.99	45.35	15.64	12.43

% After-Tax Returns with Maximum Sales Charge		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions		03/04/2002	03/04/2002	36.66%	12.62%	9.48%
Class A After Taxes on Distributions and Sale of Fund Shares		—	—	21.93	10.74	8.41
Class C After Taxes on Distributions		03/04/2002	03/04/2002	43.02	13.25	9.41
Class C After Taxes on Distributions and Sale of Fund Shares		—	—	25.47	11.22	8.30
Class I After Taxes on Distributions		09/11/2015	03/04/2002	45.24	14.20	10.18
Class I After Taxes on Distributions and Sale of Fund Shares		—	—	27.12	12.15	9.05

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

				1.28%	2.03%	1.03%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Fund Profile4

Portfolio Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 80% Russell 3000® Index, 10% MSCI EAFE Index and 10% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]

Fund primarily invests in one or more affiliated investment companies (Portfolios) and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio or Fund in which it invests. Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective July 1, 2021, the portfolio managers of the Fund will be Lewis R. Piantedosi, John H. Croft and Douglas R. Rogers.

4

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period (11/1/20 – 4/30/21)*	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,282.20	$7.13	1.26%
Class C	$1,000.00	$1,277.30	$11.35	2.01%
Class I	$1,000.00	$1,283.80	$5.72	1.01%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.31	1.26%
Class C	$1,000.00	$1,014.80	$10.04	2.01%
Class I	$1,000.00	$1,019.80	$5.06	1.01%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Investments in Affiliated Portfolios — 93.8%
Description		Value

Tax-Managed Growth Portfolio (identified cost, $74,734,066)		$233,244,205

Tax-Managed International Equity Portfolio (identified cost, $29,466,518)		36,769,485

Tax-Managed Multi-Cap Growth Portfolio (identified cost, $35,566,473)		102,217,849

Tax-Managed Small-Cap Portfolio (identified cost, $51,337,164)		71,727,716

Tax-Managed Value Portfolio (identified cost, $88,500,810)		172,602,194

Total Investments in Affiliated Portfolios (identified cost $279,605,031)		$616,561,449

Debt Obligations — 4.1%(1)
Security	Principal Amount (000’s omitted)	Value

Automobiles — 0.0%(2)

General Motors Financial Co., Inc., Series C, 5.70% to 9/30/30(3)(4)	$274	$306,880

		$306,880

Banks — 2.3%

Banco Davivienda S.A., 6.65% to 4/22/31(3)(4)(5)	$200	$204,520

Banco Mercantil del Norte S.A./Grand Cayman, 8.375% to 10/14/30(3)(4)(5)	400	475,880

Barclays PLC, 6.125% to 12/15/25(3)(4)	1,000	1,107,070

BNP Paribas S.A., 4.625% to 2/25/31(3)(4)(5)	603	613,552

Citigroup, Inc.:

5.95% to 1/30/23(3)(4)	330	349,181

Series M, 6.30% to 5/15/24(3)(4)	940	1,013,694

Comerica, Inc., 5.625% to 7/1/25(3)(4)	398	443,273

Credit Suisse Group AG, 4.50% to 9/3/30(3)(4)(5)	1,017	973,777

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(3)(4)(5)	473	510,249

HSBC Holdings PLC:

4.60% to 12/17/30(3)(4)	253	257,428

6.375% to 9/17/24(3)(4)	251	274,218

6.875% to 6/1/21(3)(4)	599	600,318

Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30(3)(4)	395	461,261

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(3)(4)	1,392	1,516,410

KeyCorp, Series D, 5.00% to 9/15/26(3)(4)	975	1,094,242

Lloyds Banking Group PLC, 7.50% to 6/27/24(3)(4)	600	679,254

Natwest Group PLC:

6.00% to 12/29/25(3)(4)	229	253,892

8.00% to 8/10/25(3)(4)	778	918,056

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

PNC Financial Services Group, Inc. (The), Series S, 5.00% to 11/1/26(3)(4)	$485	$540,775

Regions Financial Corp., Series D, 5.75% to 6/15/25(3)(4)	204	227,970

Societe Generale S.A., 5.375% to 11/18/30(3)(4)(5)	943	983,077

Standard Chartered PLC:

4.75% to 1/14/31(3)(4)(5)	277	281,384

6.00% to 7/26/25(3)(4)(5)	456	499,571

SVB Financial Group, 4.10% to 2/15/31(3)(4)	200	201,625

Truist Financial Corp.:

Series P, 4.95% to 9/1/25(3)(4)	198	218,295

Series Q, 5.10% to 3/1/30(3)(4)	249	277,652

		$14,976,624

Capital Markets — 0.4%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(3)	$425	$444,253

Charles Schwab Corp. (The):

Series G, 5.375% to 6/1/25(3)(4)	651	725,474

Series I, 4.00% to 6/1/26(3)(4)	467	481,038

UBS Group AG:

4.375% to 2/10/31(3)(4)(5)	419	418,481

6.875% to 8/7/25(3)(4)(6)	348	396,494

		$2,465,740

Diversified Financial Services — 0.1%

Discover Financial Services, Series D, 6.125% to 6/23/25(3)(4)	$327	$369,919

		$369,919

Electric Utilities — 0.3%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(3)	$450	$521,705

Sempra Energy, 4.875% to 10/15/25(3)(4)	775	849,741

Southern California Edison Co., Series E, 6.25% to 2/1/22(3)(4)	249	254,042

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(3)	366	376,055

		$2,001,543

Food Products — 0.2%

Land O’ Lakes, Inc., 8.00%(4)(5)	$1,124	$1,197,060

		$1,197,060

Gas Utilities — 0.1%

NiSource, Inc., 5.65% to 6/15/23(3)(4)	$645	$674,831

		$674,831

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Insurance — 0.1%

QBE Insurance Group, Ltd., 5.875% to 5/12/25(3)(4)(5)	$469	$509,451

		$509,451

Multi-Utilities — 0.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(3)(4)	$900	$960,188

		$960,188

Oil, Gas & Consumable Fuels — 0.4%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(3)(4)	$925	$848,688

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(3)(4)	1,422	988,290

Odebrecht Oil & Gas Finance, Ltd. 0.00%(4)(5)	550	7,292

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(3)(4)	1,050	874,125

		$2,718,395

Pipelines — 0.1%

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(3)(4)	$502	$474,390

		$474,390

Total Debt Obligations (identified cost $25,793,391)		$26,655,021

Exchange-Traded Funds — 1.0%
Security	Shares	Value

Equity Funds — 1.0%

Global X U.S. Preferred ETF	130,000	$3,346,200

iShares Preferred & Income Securities ETF	86,286	3,339,268

Total Exchange-Traded Funds (identified cost $6,710,738)		$6,685,468

Preferred Stocks — 1.2%
Security	Shares	Value

Banks — 0.2%

Signature Bank, Series A, 5.00%	15,000	$384,750

Texas Capital Bancshares, Inc., 6.50%	7,862	199,695

Wells Fargo & Co.:

Series L, 7.50% (Convertible)	515	738,417

Series Z, 4.75%	7,300	187,829

		$1,510,691

Security	Shares	Value

Electric Utilities — 0.2%

Brookfield BRP Holdings Canada, Inc., 4.625%	24,000	$590,400

SCE Trust III, Series H, 5.75% to 3/15/24(3)	15,237	387,020

SCE Trust IV, Series J, 5.375% to 9/15/25(3)	5,882	147,638

SCE Trust V, Series K, 5.45% to 3/15/26(3)	5,504	140,407

		$1,265,465

Equity Real Estate Investment Trusts (REITs) — 0.1%

SITE Centers Corp., Series A, 6.375%	19,000	$502,740

		$502,740

Independent Power and Renewable Electricity Producers — 0.1%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(3)	9,950	$276,336

		$276,336

Insurance — 0.2%

American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25(3)	25,890	$726,474

Athene Holding, Ltd., Series C, 6.375% to 6/30/25(3)	19,400	546,304

		$1,272,778

Oil, Gas & Consumable Fuels — 0.2%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(3)	59,850	$1,244,880

		$1,244,880

Pipelines — 0.1%

Energy Transfer, L.P.:

Series C, 7.375% to 5/15/23(3)	15,000	$360,450

Series E, 7.60% to 5/15/24(3)	8,960	217,549

		$577,999

Real Estate Management & Development — 0.1%

Brookfield Property Partners, L.P.: Series A, 5.75%	2,121	$50,268

Series A-1, 6.50%	14,575	370,642

Series A2, 6.375%	19,390	489,791

		$910,701

Total Preferred Stocks (identified cost $7,533,334)		$7,561,590

Total Investments — 100.1% (identified cost $319,642,494)		$657,463,528

Other Assets, Less Liabilities — (0.1)%		$(457,786)

Net Assets — 100.0%		$657,005,742

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Debt obligations are hybrid instruments, as determined by the investment adviser. These instruments have characteristics of both equity and debt.

(2)	Amount is less than 0.05%.

(3)	Security converts to variable rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $6,674,294 or 1.0% of the Fund’s net assets.

(6)

Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At April 30, 2021, the aggregate value of these securities is $396,494 or 0.1% of the Fund’s net assets.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Affiliated investments, at value (identified cost, $279,605,031)	$616,561,449

Unaffiliated investments, at value (identified cost, $40,037,463)	40,902,079

Interest and dividends receivable	372,154

Receivable for Fund shares sold	292,058

Total assets	$658,127,740

Liabilities

Payable for investments purchased	$410,206

Payable for Fund shares redeemed	259,455

Payable to affiliates:

Investment adviser fee	128,220

Administration fee	79,830

Distribution and service fees	132,152

Trustees’ fees	42

Accrued expenses	112,093

Total liabilities	$1,121,998

Net Assets	$657,005,742

Sources of Net Assets

Paid-in capital	$217,859,928

Distributable earnings	439,145,814

Total	$657,005,742

Class A Shares

Net Assets	$481,751,136

Shares Outstanding	16,378,005

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$29.41

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$31.20

Class C Shares

Net Assets	$42,427,381

Shares Outstanding	1,558,558

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$27.22

Class I Shares

Net Assets	$132,827,225

Shares Outstanding	4,521,725

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$29.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividend income	$391,042

Dividend income allocated from affiliated Portfolios (net of foreign taxes, $95,421)	3,988,929

Interest income	729,186

Securities lending income allocated from affiliated Portfolios, net	11,245

Expenses allocated from affiliated Portfolios	(1,671,338)

Total investment income	$3,449,064

Expenses

Investment adviser fee	$697,731

Administration fee	450,889

Distribution and service fees

Class A	551,476

Class C	209,592

Trustees’ fees and expenses	250

Custodian fee	20,786

Transfer and dividend disbursing agent fees	137,393

Legal and accounting services	29,858

Printing and postage	16,773

Registration fees	25,659

Miscellaneous	6,365

Total expenses	$2,146,772

Net investment income	$1,302,292

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$171,161

Net realized gain (loss) allocated from affiliated Portfolios —

Investment transactions	13,850,430	(1)

Foreign currency transactions	3,768

Net realized gain	$14,025,359

Change in unrealized appreciation (depreciation) —

Unaffiliated investments	$3,110,189

Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —

Investments	126,787,484

Foreign currency	2,218

Net change in unrealized appreciation (depreciation)	$129,899,891

Net realized and unrealized gain	$143,925,250

Net increase in net assets from operations	$145,227,542

(1)	Includes $7,134,740 of net realized gains from redemptions in-kind.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$1,302,292	$3,687,598

Net realized gain	14,025,359 (1)	12,832,248 (2)

Net change in unrealized appreciation (depreciation)	129,899,891	5,422,236

Net increase in net assets from operations	$145,227,542	$21,942,082

Distributions to shareholders —

Class A	$(2,498,854)	$(7,227,583)

Class C	—	(745,511)

Class I	(910,066)	(2,133,731)

Total distributions to shareholders	$(3,408,920)	$(10,106,825)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,293,722	$18,844,109

Class C	2,573,766	5,610,146

Class I	12,306,230	26,419,848

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	2,297,913	6,681,661

Class C	—	687,654

Class I	857,060	1,991,043

Cost of shares redeemed

Class A	(17,419,963)	(48,977,443)

Class C	(3,006,571)	(11,943,464)

Class I	(5,181,314)	(21,966,361)

Net asset value of shares converted

Class A	12,605,152	7,515,016

Class C	(12,605,152)	(7,515,016)

Net decrease in net assets from Fund share transactions	$(279,157)	$(22,652,807)

Net increase (decrease) in net assets	$141,539,465	$(10,817,550)

Net Assets

At beginning of period	$515,466,277	$526,283,827

At end of period	$657,005,742	$515,466,277

(1)	Includes $7,134,740 of net realized gains from redemptions in-kind.

(2)	Includes $13,080,896 of net realized gains from redemptions in-kind.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$23.070		$22.370	$20.450	$19.970	$16.770	$17.630

Income (Loss) From Operations

Net investment income(1)	$0.059		$0.165	$0.193	$0.160	$0.186	$0.193

Net realized and unrealized gain (loss)	6.433		0.969	2.122	0.951	3.207	(0.017)

Total income from operations	$6.492		$1.134	$2.315	$1.111	$3.393	$0.176

Less Distributions

From net investment income	$(0.152)		$(0.154)	$(0.163)	$(0.171)	$(0.162)	$(0.123)

From net realized gain	—		(0.280)	(0.232)	(0.460)	(0.031)	(0.913)

Total distributions	$(0.152)		$(0.434)	$(0.395)	$(0.631)	$(0.193)	$(1.036)

Net asset value — End of period	$29.410		$23.070	$22.370	$20.450	$19.970	$16.770

Total Return(2)	28.22	%(3)	5.07%	11.75%	5.60%	20.39%	1.09%

Ratios/Supplemental Data

Nets assets, end of period (000’s omitted)	$481,751		$373,289	$379,547	$272,567	$265,204	$227,186

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.26	%(5)	1.28%	1.33%	1.31%	1.31%	1.32%

Net investment income	0.43	%(5)	0.74%	0.91%	0.77%	1.01%	1.17%

Portfolio Turnover of the Fund(6)	3	%(3)	7%	7%	6%	10%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Annualized.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020		2019	2018	2017	2016

Net asset value — Beginning of period	$21.310		$20.700		$18.930	$18.520	$15.570	$16.430

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.037)		$0.001		$0.043	$0.005	$0.047	$0.064

Net realized and unrealized gain (loss)	5.947		0.889		1.965	0.892	2.978	(0.009)

Total income from operations	$5.910		$0.890		$2.008	$0.897	$3.025	$0.055

Less Distributions

From net investment income	$—		$—		$(0.006)	$(0.027)	$(0.044)	$(0.002)

From net realized gain	—		(0.280)		(0.232)	(0.460)	(0.031)	(0.913)

Total distributions	$—		$(0.280)		$(0.238)	$(0.487)	$(0.075)	$(0.915)

Net asset value — End of period	$27.220		$21.310		$20.700	$18.930	$18.520	$15.570

Total Return(2)	27.73	%(3)	4.29%		10.88%	4.86%	19.49%	0.32%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,427		$44,822		$56,979	$147,004	$163,689	$162,450

Ratios (as a percentage of average daily net assets):(4)

Expenses	2.01	%(5)	2.03%		2.08%	2.06%	2.06%	2.07%

Net investment income (loss)	(0.30	)%(5)	0.00	%(6)	0.23%	0.03%	0.27%	0.42%

Portfolio Turnover of the Fund(7)	3	%(3)	7%		7%	6%	10%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Annualized.

(6)	Amount is less than 0.005%.

(7)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$23.060		$22.360	$20.450	$19.970	$16.760	$17.620

Income (Loss) From Operations

Net investment income(1)	$0.092		$0.220	$0.244	$0.207	$0.229	$0.226

Net realized and unrealized gain (loss)	6.438		0.968	2.113	0.952	3.217	(0.004)

Total income from operations	$6.530		$1.188	$2.357	$1.159	$3.446	$0.222

Less Distributions

From net investment income	$(0.210)		$(0.208)	$(0.215)	$(0.219)	$(0.205)	$(0.169)

From net realized gain	—		(0.280)	(0.232)	(0.460)	(0.031)	(0.913)

Total distributions	$(0.210)		$(0.488)	$(0.447)	$(0.679)	$(0.236)	$(1.082)

Net asset value — End of period	$29.380		$23.060	$22.360	$20.450	$19.970	$16.760

Total Return(2)	28.38	%(3)	5.31%	12.02%	5.85%	20.76%	1.36%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$132,827		$97,355	$89,758	$65,649	$47,031	$24,467

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.01	%(5)	1.03%	1.08%	1.06%	1.06%	1.07%

Net investment income	0.68	%(5)	0.99%	1.16%	0.99%	1.23%	1.36%

Portfolio Turnover of the Fund(6)	3	%(3)	7%	7%	6%	10%	6%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Annualized.

(6)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund currently pursues its objective by investing directly in securities and in interests in five tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Portfolios and the Fund’s proportionate interest in each of their net assets at April 30, 2021 were as follows: Tax-Managed Growth Portfolio (0.7%), Tax-Managed Value Portfolio (18.8%), Tax-Managed International Equity Portfolio (49.0%), Tax-Managed Multi-Cap Growth Portfolio (42.5%) and Tax-Managed Small-Cap Portfolio (34.2%). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolios’ Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios. Additional valuation policies of the Fund are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as

15

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Preferred Equity Securities. Preferred equity securities that are not listed or traded in the over-the-counter market are valued by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

B  Income — The Fund’s net investment income or loss includes the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Dividend income on direct investments is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution. Interest income on direct investments is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by a Portfolio.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $1,189,708 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount

16

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $1,189,708 are short-term.

The cost and unrealized appreciation (depreciation) of investments of the Fund, including the affiliated Portfolios, at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$231,941,423

Gross unrealized appreciation	$426,597,211

Gross unrealized depreciation	(1,075,106)

Net unrealized appreciation	$425,522,105

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. The Fund’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.750% of the Fund’s average daily net assets up to $500 million, 0.700% from $500 million but less than $1 billion, 0.675% from $1 billion but less than $1.5 billion, 0.650% from $1.5 billion but less than $2.5 billion and 0.625% on average daily net assets of $2.5 billion and over, and is payable monthly. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable share of any fee paid pursuant to an investment advisory agreement by any investment company advised by EVM or its affiliates in which the Fund invests. For the six months ended April 30, 2021, the Fund’s investment adviser fee totaled $2,235,693, of which $1,537,962 was allocated from the Portfolios and $697,731 was paid or accrued directly by the Fund. For the six months ended April 30, 2021, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.74% (annualized) of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $450,889.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $31,235 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,341 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $551,476 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $157,194 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $52,398 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

17

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$2,449,791	$4,730,329

Tax-Managed Value Portfolio	2,258,907	4,338,221

Tax-Managed International Equity Portfolio	655,812	1,259,484

Tax-Managed Multi-Cap Growth Portfolio	983,718	1,889,225

Tax-Managed Small-Cap Portfolio	910,851	1,749,283

7  Purchases and Sales of Direct Investments

Purchases and sales of direct investments, other than short-term obligations, aggregated $10,361,086 and $7,629,229, respectively, for the six months ended April 30, 2021.

8  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	266,463	859,474

Issued to shareholders electing to receive payments of distributions in Fund shares	87,075	289,249

Redemptions	(643,305)	(2,278,274)

Converted from Class C shares	487,092	342,897

Net increase (decrease)	197,325	(786,654)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	102,037	279,641

Issued to shareholders electing to receive payments of distributions in Fund shares	—	32,014

Redemptions	(119,847)	(590,902)

Converted to Class A shares	(527,345)	(370,039)

Net decrease	(545,155)	(649,286)

18

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	457,175	1,198,842

Issued to shareholders electing to receive payments of distributions in Fund shares	32,538	86,417

Redemptions	(189,629)	(1,078,649)

Net increase	300,084	206,610

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments in securities and investments in the Portfolios, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Investments in Affiliated Portfolios	$616,561,449	$—	$—	$616,561,449

Debt Obligations	—	26,655,021	—	26,655,021

Exchange-Traded Funds	6,685,468	—	—	6,685,468

Preferred Stocks	7,285,254	276,336	—	7,561,590

Total Investments	$630,532,171	$26,931,357	$—	$657,463,528

10  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

19

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management (“EVM”) to serve as the Fund’s investment adviser (“Proposal 1”); (2) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research (“BMR”) to serve as investment adviser to Tax-Managed Growth Portfolio (“Proposal 2”); (3) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed International Equity Portfolio (“Proposal 3”); (4) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Multi-Cap Growth Portfolio (“Proposal 4”); (5) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Small-Cap Portfolio (“Proposal 5”); (6) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment advisory agreement with BMR to serve as investment adviser to Tax-Managed Value Portfolio (“Proposal 6”); and (7) to provide voting instructions to the Fund, which invests pursuant to a fund-of-funds arrangement, with respect to the approval of a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to serve as investment sub-adviser to Tax-Managed International Equity Portfolio (“Proposal 7”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	10,490,920.785	235,220.763	971,923.214	0

Proposal 2	10,509,455.184	241,833.220	946,776.359	0

Proposal 3	10,454,553.241	266,996.825	976,514.696	0

Proposal 4	10,513,277.022	246,634.257	938,153.483	0

Proposal 5	10,434,557.437	264,963.194	998,544.131	0

Proposal 6	10,435,167.315	252,182.754	1,010,714.693	0

Proposal 7	10,419,082.336	268,333.741	1,010,648.685	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting — Tax-Managed Growth Portfolio

Tax-Managed Growth Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

92.718%	2.093%	5.189%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

Interestholder Meeting — Tax-Managed International Equity Portfolio

Tax-Managed International Equity Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser

20

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited) — continued

(“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Parametric Portfolio Associates LLC to serve as investment sub-adviser to the Portfolio (“Proposal 2”). The interestholder meeting results are as follows:

	For	Against	Abstain(1)

Proposal 1	91.956%	2.084%	5.961%

Proposal 2	91.807%	2.089%	6.104%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting — Tax-Managed Multi-Cap Growth Portfolio

Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

91.013%	2.275%	6.712%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

Interestholder Meeting — Tax-Managed Small-Cap Portfolio

Tax-Managed Small-Cap Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

91.077%	2.038%	6.885%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

Interestholder Meeting — Tax-Managed Value Portfolio

Tax-Managed Value Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

91.383%	2.523%	6.094%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

21

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Equity Asset Allocation Fund, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Equity Asset Allocation Fund	Eaton Vance Management	None

Tax-Managed Growth Portfolio	Boston Management and Research	None

Tax-Managed International Equity Portfolio	Boston Management and Research	PPA

Tax-Managed Multi-Cap Growth Portfolio	Boston Management and Research	None

Tax-Managed Small-Cap Portfolio	Boston Management and Research	None

Tax-Managed Value Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

22

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

23

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect

24

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

25

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

26

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

27

Eaton Vance

Tax-Managed Equity Asset Allocation Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

28

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

29

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

30

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7720    4.30.21

Eaton Vance

Tax-Managed Global Dividend Income Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Tax-Managed Global Dividend Income Fund

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Performance1,2

Portfolio Managers Christopher M. Dyer, CFA, of Eaton Vance Advisers International Ltd.; Michael A. Allison, CFA and John H. Croft, CFA, each of Eaton Vance Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	05/30/2003	05/30/2003	31.80%	48.19%	12.17%	8.76%
Class A with 5.75% Maximum Sales Charge	—	—	24.26	39.68	10.86	8.12
Class C at NAV	05/30/2003	05/30/2003	31.41	47.12	11.33	7.95
Class C with 1% Maximum Sales Charge	—	—	30.41	46.12	11.33	7.95
Class I at NAV	08/27/2007	05/30/2003	32.02	48.60	12.45	9.04

MSCI World Index	—	—	29.10%	45.33%	14.02%	9.92%

% After-Tax Returns with Maximum Sales Charge		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions		05/30/2003	05/30/2003	38.81%	10.03%	7.25%
Class A After Taxes on Distributions and Sale of Fund Shares		—	—	24.14	8.74	6.54
Class C After Taxes on Distributions		05/30/2003	05/30/2003	45.42	10.68	7.25
Class C After Taxes on Distributions and Sale of Fund Shares		—	—	27.83	9.21	6.46
Class I After Taxes on Distributions		08/27/2007	05/30/2003	47.61	11.56	8.11
Class I After Taxes on Distributions and Sale of Fund Shares		—	—	29.53	10.08	7.33

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

				1.20%	1.96%	0.95%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)4

Alphabet, Inc., Class C	4.2%

Microsoft Corp.	3.6

Amazon.com, Inc.	3.3

Apple, Inc.	2.1

ASML Holding NV	1.8

Facebook, Inc., Class A	1.7

Berkshire Hathaway, Inc., Class B	1.6

Bank of New York Mellon Corp. (The)	1.5

AMETEK, Inc.	1.5

LVMH Moet Hennessy Louis Vuitton SE	1.5

Total	22.8%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective July 1, 2021, the portfolio managers of the Fund will be Christopher M. Dyer, John H. Croft and Derek J.V. DiGregorio.

4

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,318.00	$6.72	1.17%
Class C	$1,000.00	$1,314.10	$11.07	1.93%
Class I	$1,000.00	$1,320.20	$5.29	0.92%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$5.86	1.17%
Class C	$1,000.00	$1,015.20	$9.64	1.93%
Class I	$1,000.00	$1,020.20	$4.61	0.92%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020.

5

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 97.6%
Security	Shares	Value

Aerospace & Defense — 0.6%

Safran S.A.(1)	28,066	$4,190,497

		$4,190,497

Air Freight & Logistics — 0.9%

PostNL NV	1,137,353	$5,940,881

		$5,940,881

Banks — 7.7%

Bank of New York Mellon Corp. (The)	205,501	$10,250,390

Citigroup, Inc.	116,787	8,319,906

Credit Agricole S.A.(1)	385,957	5,970,063

HDFC Bank, Ltd.(1)	216,762	4,120,221

ING Groep NV	587,413	7,504,189

Mitsubishi UFJ Financial Group, Inc.(2)	989,698	5,265,289

Svenska Handelsbanken AB, Class A	393,876	4,561,189

Wells Fargo & Co.	139,323	6,276,501

		$52,267,748

Beverages — 1.9%

Coca-Cola Co. (The)	104,040	$5,616,079

Diageo PLC	155,850	6,996,319

		$12,612,398

Biotechnology — 0.7%

CSL, Ltd.	22,614	$4,723,938

		$4,723,938

Building Products — 0.8%

Assa Abloy AB, Class B	198,289	$5,653,135

		$5,653,135

Capital Markets — 0.5%

Azimut Holding SpA	155,446	$3,719,118

		$3,719,118

Chemicals — 0.7%

Sika AG	14,814	$4,424,387

		$4,424,387

Construction & Engineering — 0.8%

Abengoa S.A. Class A(1)(3)	74,946	$0

Security	Shares	Value

Construction & Engineering (continued)

Abengoa S.A. Class B(1)(3)	774,970	$0

Bouygues S.A.	120,133	5,148,350

		$5,148,350

Construction Materials — 1.0%

CRH PLC	137,148	$6,471,219

		$6,471,219

Consumer Finance — 0.7%

Capital One Financial Corp.	31,393	$4,680,068

		$4,680,068

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B(1)	40,135	$11,035,119

ORIX Corp.	344,289	5,558,155

		$16,593,274

Diversified Telecommunication Services — 1.0%

Swisscom AG	2,502	$1,358,457

Telefonica Deutschland Holding AG	1,898,040	5,516,028

		$6,874,485

Electric Utilities — 2.0%

Fortum Oyj	173,682	$4,564,154

Iberdrola S.A.	319,696	4,320,355

NextEra Energy, Inc.	61,905	4,798,256

		$13,682,765

Electrical Equipment — 2.9%

AMETEK, Inc.	73,555	$9,924,776

Schneider Electric SE	48,617	7,757,122

Signify NV(1)(4)	32,626	1,852,800

		$19,534,698

Electronic Equipment, Instruments & Components — 4.2%

CDW Corp.	30,447	$5,429,614

Halma PLC	112,326	4,013,699

Keyence Corp.	9,972	4,787,085

Murata Manufacturing Co., Ltd.	44,491	3,537,363

TE Connectivity, Ltd.	41,739	5,612,643

Zebra Technologies Corp., Class A(1)	10,994	5,362,214

		$28,742,618

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Entertainment — 2.0%

Nintendo Co., Ltd.	6,381	$3,660,478

Walt Disney Co. (The)(1)	52,535	9,772,561

		$13,433,039

Equity Real Estate Investment Trusts (REITs) — 1.0%

American Tower Corp.	11,278	$2,873,296

Equity Residential	49,769	3,694,353

		$6,567,649

Food Products — 2.5%

Mondelez International, Inc., Class A	149,203	$9,073,035

Nestle S.A.	67,072	8,003,748

		$17,076,783

Health Care Equipment & Supplies — 4.2%

Alcon, Inc.(1)	86,685	$6,510,974

Boston Scientific Corp.(1)	219,958	9,590,169

Intuitive Surgical, Inc.(1)	8,383	7,251,295

Straumann Holding AG	3,536	5,053,552

		$28,405,990

Health Care Providers & Services — 0.9%

Anthem, Inc.	15,491	$5,877,130

		$5,877,130

Hotels, Restaurants & Leisure — 0.8%

Compass Group PLC(1)	239,819	$5,217,087

		$5,217,087

Industrial Conglomerates — 0.8%

DCC PLC	66,158	$5,740,464

		$5,740,464

Insurance — 5.1%

Allianz SE	21,737	$5,643,291

Allstate Corp. (The)	46,344	5,876,419

Assicurazioni Generali SpA	281,895	5,642,531

Aviva PLC	1,056,804	5,842,589

AXA S.A.	191,644	5,412,989

Swiss Re AG	63,243	5,871,550

		$34,289,369

Security	Shares	Value

Interactive Media & Services — 6.4%

Alphabet, Inc., Class C(1)	11,722	$28,251,427

Facebook, Inc., Class A(1)	34,414	11,187,303

Tencent Holdings, Ltd.	51,413	4,101,317

		$43,540,047

Internet & Direct Marketing Retail — 3.3%

Amazon.com, Inc.(1)	6,375	$22,104,803

		$22,104,803

IT Services — 3.7%

Amadeus IT Group S.A.(1)	93,053	$6,336,725

Fidelity National Information Services, Inc.	37,605	5,749,805

Global Payments, Inc.	17,913	3,844,667

Visa, Inc., Class A	39,433	9,209,972

		$25,141,169

Leisure Products — 0.9%

Yamaha Corp.	116,582	$6,362,524

		$6,362,524

Life Sciences Tools & Services — 0.4%

Lonza Group AG(1)	4,574	$2,907,756

		$2,907,756

Machinery — 3.7%

Alstom S.A.(1)	84,448	$4,611,840

Ingersoll Rand, Inc.(1)	90,452	4,469,234

Sandvik AB	212,920	5,265,393

SMC Corp.	7,944	4,616,075

Stanley Black & Decker, Inc.	29,873	6,176,840

		$25,139,382

Metals & Mining — 1.3%

Rio Tinto, Ltd.	97,921	$9,101,258

		$9,101,258

Mortgage Real Estate Investment Trusts (REITs) — 0.5%

AGNC Investment Corp.	182,679	$3,275,434

		$3,275,434

Multi-Utilities — 1.8%

A2A SpA	2,506,502	$4,902,646

CMS Energy Corp.	34,934	2,249,400

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Multi-Utilities (continued)

E.ON SE	419,427	$5,057,379

		$12,209,425

Oil, Gas & Consumable Fuels — 2.7%

Chevron Corp.	51,030	$5,259,662

EOG Resources, Inc.	114,956	8,465,360

Phillips 66	54,235	4,388,154

		$18,113,176

Personal Products — 1.1%

Unilever PLC	124,856	$7,313,700

		$7,313,700

Pharmaceuticals — 5.1%

Eli Lilly & Co.	39,712	$7,258,162

Novo Nordisk A/S, Class B	89,023	6,566,999

Orion Oyj, Class B	46,562	2,061,083

Roche Holding AG PC	10,291	3,356,467

Sanofi	79,099	8,292,919

Zoetis, Inc.	40,905	7,077,792

		$34,613,422

Professional Services — 2.5%

Recruit Holdings Co., Ltd.	137,190	$6,185,551

RELX PLC	307,335	7,973,947

Verisk Analytics, Inc.	15,032	2,829,022

		$16,988,520

Semiconductors & Semiconductor Equipment — 5.4%

ASML Holding NV	18,467	$11,987,696

Infineon Technologies AG	194,678	7,806,692

Micron Technology, Inc.(1)	96,668	8,320,215

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	72,571	8,471,938

		$36,586,541

Software — 5.0%

Dassault Systemes SE	24,052	$5,579,401

Intuit, Inc.	10,907	4,495,429

Microsoft Corp.	95,137	23,991,649

		$34,066,479

Specialty Retail — 2.3%

Lowe’s Cos., Inc.	36,808	$7,223,570

Security	Shares	Value

Specialty Retail (continued)

TJX Cos., Inc. (The)	116,038	$8,238,698

		$15,462,268

Technology Hardware, Storage & Peripherals — 2.1%

Apple, Inc.	107,256	$14,099,874

		$14,099,874

Textiles, Apparel & Luxury Goods — 3.2%

adidas AG(1)	29,845	$9,217,951

LVMH Moet Hennessy Louis Vuitton SE	13,072	9,847,793

VF Corp.	31,613	2,771,196

		$21,836,940

Total Common Stocks (identified cost $464,531,084)		$660,729,808

Corporate Bonds — 1.1%
Security	Principal Amount (000’s omitted)	Value

Banks — 0.2%

Citigroup, Inc., Series M, 6.30% to 5/15/24(5)(6)	$240	$258,815

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(4)(5)(6)	280	302,050

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(5)(6)	237	258,182

Societe Generale S.A., 5.375% to 11/18/30(4)(5)(6)	200	208,500

		$1,027,547

Capital Markets — 0.0%(7)

Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(5)(6)	$151	$168,274

		$168,274

Diversified Financial Services — 0.8%

PPTT, 2006-A GS, Class A, 5.812%(4)(6)(8)	$4,541	$5,042,523

		$5,042,523

Electric Utilities — 0.0%(7)

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(5)	$80	$92,748

		$92,748

Gas Utilities — 0.0%(7)

NiSource, Inc., 5.65% to 6/15/23(5)(6)	$290	$303,412

		$303,412

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Insurance — 0.0%(7)

QBE Insurance Group, Ltd., 5.875% to 5/12/25(4)(5)(6)	$200	$217,250

		$217,250

Oil, Gas & Consumable Fuels — 0.1%

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(5)(6)	$207	$143,865

Odebrecht Oil & Gas Finance, Ltd., 0.00%(4)(6)	2,008	26,602

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(5)(6)	195	162,338

		$332,805

Pipelines — 0.0%(7)

Energy Transfer, L.P., Series B, 6.625% to 2/15/28(5)(6)	$172	$162,540

		$162,540

Total Corporate Bonds (identified cost $8,556,705)		$7,347,099

Exchange-Traded Funds — 0.1%
Security	Shares	Value

Equity Funds — 0.1%

iShares Preferred & Income Securities ETF	25,815	$999,041

Total Exchange-Traded Funds (identified cost $905,252)		$999,041

Preferred Stocks — 0.2%
Security	Shares	Value

Food Products — 0.2%

Ocean Spray Cranberries, Inc., Series A, 6.25%(4)	11,860	$1,104,462

		$1,104,462

Oil, Gas & Consumable Fuels — 0.0%(7)

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(5)	15,465	$321,672

		$321,672

Total Preferred Stocks (identified cost $1,265,286)		$1,426,134

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(9)	1,082,051	$1,082,051

Total Short-Term Investments (identified cost $1,082,051)		$1,082,051

Total Investments — 99.2% (identified cost $476,340,378)		$671,584,133

Other Assets, Less Liabilities — 0.8%		$5,122,102

Net Assets — 100.0%		$676,706,235

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Represents an investment in an issuer that may be deemed to be an affiliate effective March 1, 2021 (see Note 10).

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2021, the aggregate value of these securities is $8,754,187 or 1.3% of the Fund’s net assets.

(5)	Security converts to variable rate after the indicated fixed-rate coupon period.

(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(7)	Amount is less than 0.05%.

(8)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at April 30, 2021.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments		Value

United States	50.9%		$341,561,676

France	8.5		57,019,474

United Kingdom	6.4		43,097,805

Japan	5.9		39,972,520

Switzerland	5.6		37,486,891

Germany	4.9		33,241,341

Netherlands	4.1		27,285,566

Sweden	2.3		15,479,717

Italy	2.1		14,264,295

Australia	2.1		14,042,446

Spain	1.6		10,657,080

Taiwan	1.3		8,471,938

Finland	1.0		6,625,237

Denmark	1.0		6,566,999

Ireland	1.0		6,471,219

India	0.6		4,120,221

China	0.6		4,101,317

Canada	0.0	(1)	92,748

Brazil	0.0	(1)	26,602

Exchange-Traded Funds	0.1		999,041

Total Investments	100.0%		$671,584,133

(1)	Amount is less than 0.05%.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Equity Futures

E-mini S&P 500 Index	179	Long	6/18/21	$37,360,880	$1,748,142

STOXX Europe 600 Index	(849)	Short	6/18/21	(18,440,281)	(418,318)

STOXX Europe 600 Insurance Index	(802)	Short	6/18/21	(11,949,801)	271,914

					$1,601,738

Abbreviations:

ADR	–	American Depositary Receipt

PC	–	Participation Certificate

PPTT	–	Preferred Pass-Through Trust

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $470,564,819)	$665,236,793

Affiliated investments, at value (identified cost, $5,775,559)	6,347,340

Dividends and interest receivable	2,114,675

Dividends receivable from affiliated investments	100,979

Receivable for Fund shares sold	132,769

Receivable from the transfer agent	35

Tax reclaims receivable	4,296,677

Total assets	$678,229,268

Liabilities

Payable for Fund shares redeemed	$428,365

Payable for variation margin on open financial futures contracts	203,073

Payable to affiliates:

Investment adviser fee	353,574

Administration fee	82,392

Distribution and service fees	122,615

Trustees’ fees	2,757

Accrued expenses	330,257

Total liabilities	$1,523,033

Net Assets	$676,706,235

Sources of Net Assets

Paid-in capital	$457,628,184

Distributable earnings	219,078,051

Total	$676,706,235

Class A Shares

Net Assets	$467,057,285

Shares Outstanding	28,320,666

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.49

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$17.50

Class C Shares

Net Assets	$34,133,010

Shares Outstanding	2,075,088

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$16.45

Class I Shares

Net Assets	$175,515,940

Shares Outstanding	10,632,983

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$16.51

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends (net of foreign taxes, $698,977)	$9,737,594

Dividends from affiliated investments (net of foreign taxes, $11,215)	101,378

Interest	199,404

Total investment income	$10,038,376

Expenses

Investment adviser fee	$2,045,608

Administration fee	476,069

Distribution and service fees

Class A	536,545

Class C	178,869

Trustees’ fees and expenses	16,339

Custodian fee	109,646

Transfer and dividend disbursing agent fees	141,301

Legal and accounting services	57,473

Printing and postage	17,130

Registration fees	26,410

Miscellaneous	46,487

Total expenses	$3,651,877

Net investment income	$6,386,499

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$36,043,108

Financial futures contracts	(272,013)

Foreign currency transactions	39,413

Net realized gain	$35,810,508

Change in unrealized appreciation (depreciation) —

Investments	$127,130,396

Investments — affiliated investments	59,779

Financial futures contracts	1,601,738

Foreign currency	85,740

Net change in unrealized appreciation (depreciation)	$128,877,653

Net realized and unrealized gain	$164,688,161

Net increase in net assets from operations	$171,074,660

12	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$6,386,499	$18,356,246

Net realized gain	35,810,508	19,563,167

Net change in unrealized appreciation (depreciation)	128,877,653	(24,449,999)

Net increase in net assets from operations	$171,074,660	$13,469,414

Distributions to shareholders —

Class A	$(6,131,512)	$(12,553,114)

Class C	(389,748)	(1,540,154)

Class I	(2,638,310)	(6,061,094)

Total distributions to shareholders	$(9,159,570)	$(20,154,362)

Transactions in shares of beneficial interest -

Proceeds from sale of shares

Class A	$7,342,192	$14,249,990

Class C	1,270,802	1,767,110

Class I	8,453,196	23,180,966

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	5,212,422	10,760,043

Class C	365,150	1,326,041

Class I	2,432,219	5,125,166

Cost of shares redeemed

Class A	(26,724,703)	(62,668,158)

Class C	(4,561,918)	(18,251,819)

Class I	(30,248,935)	(51,170,237)

Net asset value of shares converted

Class A	16,170,220	13,260,451

Class C	(16,170,220)	(13,260,451)

Net decrease in net assets from Fund share transactions	$(36,459,575)	$(75,680,898)

Net increase (decrease) in net assets	$125,455,515	$(82,365,846)

Net Assets

At beginning of period	$551,250,720	$633,616,566

At end of period	$676,706,235	$551,250,720

13	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$12.690		$12.730	$11.830	$12.520	$10.880	$11.510

Income (Loss) From Operations

Net investment income(1)	$0.152		$0.392	$0.494	$0.389	$0.419	$0.427	(2)

Net realized and unrealized gain (loss)	3.864		—	0.838	(0.647)	1.653	(0.625)

Total income (loss) from operations	$4.016		$0.392	$1.332	$(0.258)	$2.072	$(0.198)

Less Distributions

From net investment income	$(0.216)		$(0.432)	$(0.432)	$(0.432)	$(0.432)	$(0.432)

Total distributions	$(0.216)		$(0.432)	$(0.432)	$(0.432)	$(0.432)	$(0.432)

Net asset value — End of period	$16.490		$12.690	$12.730	$11.830	$12.520	$10.880

Total Return(3)	31.80	%(4)	3.20%	11.52%	(2.24)%	19.39%	(1.71)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$467,057		$357,048	$383,956	$302,220	$347,080	$367,882

Ratios (as a percentage of average daily net assets):

Expenses	1.17	%(5)	1.20%	1.22%	1.18%	1.19%	1.18%

Net investment income	2.01	%(5)	3.09%	4.08%	3.07%	3.58%	3.88	%(2)

Portfolio Turnover	35	%(4)	173%	128%	136%	157%	134%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.112 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.86% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Annualized.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$12.650		$12.700	$11.800	$12.480	$10.860	$11.480

Income (Loss) From Operations

Net investment income(1)	$0.081		$0.300	$0.312	$0.295	$0.351	$0.342	(2)

Net realized and unrealized gain (loss)	3.878		(0.014)	0.927	(0.639)	1.613	(0.613)

Total income (loss) from operations	$3.959		$0.286	$1.239	$(0.344)	$1.964	$(0.271)

Less Distributions

From net investment income	$(0.159)		$(0.336)	$(0.339)	$(0.336)	$(0.344)	$(0.349)

Total distributions	$(0.159)		$(0.336)	$(0.339)	$(0.336)	$(0.344)	$(0.349)

Net asset value — End of period	$16.450		$12.650	$12.700	$11.800	$12.480	$10.860

Total Return(3)	31.41	%(4)	2.34%	10.70%	(2.90)%	18.35%	(2.36)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,133		$42,936	$72,014	$184,009	$227,643	$256,000

Ratios (as a percentage of average daily net assets):

Expenses	1.93	%(5)	1.96%	1.97%	1.93%	1.94%	1.93%

Net investment income	1.08	%(5)	2.38%	2.62%	2.33%	3.01%	3.12	%(2)

Portfolio Turnover	35	%(4)	173%	128%	136%	157%	134%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.111 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 2.10% for the year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$12.700		$12.750	$11.850	$12.530	$10.890	$11.520

Income (Loss) From Operations

Net investment income(1)	$0.167		$0.424	$0.503	$0.419	$0.491	$0.452	(2)

Net realized and unrealized gain (loss)	3.878		(0.010)	0.859	(0.635)	1.611	(0.622)

Total income (loss) from operations	$4.045		$0.414	$1.362	$(0.216)	$2.102	$(0.170)

Less Distributions

From net investment income	$(0.235)		$(0.464)	$(0.462)	$(0.464)	$(0.462)	$(0.460)

Total distributions	$(0.235)		$(0.464)	$(0.462)	$(0.464)	$(0.462)	$(0.460)

Net asset value — End of period	$16.510		$12.700	$12.750	$11.850	$12.530	$10.890

Total Return(3)	32.02	%(4)	3.38%	11.78%	(1.91)%	19.67%	(1.47)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$175,516		$151,266	$177,646	$182,260	$190,334	$117,382

Ratios (as a percentage of average daily net assets):

Expenses	0.92	%(5)	0.95%	0.97%	0.93%	0.94%	0.93%

Net investment income	2.21	%(5)	3.34%	4.16%	3.30%	4.15%	4.10	%(2)

Portfolio Turnover	35	%(4)	173%	128%	136%	157%	134%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share includes special dividends which amounted to $0.108 per share for the year ended October 31, 2016. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 3.12% for year ended October 31, 2016.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

16	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return for its shareholders. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

17

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in

18

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $412,882 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $412,882 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$491,019,283

Gross unrealized appreciation	$185,287,135

Gross unrealized depreciation	(3,120,547)

Net unrealized appreciation	$182,166,588

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Fund entered into a new investment advisory agreement (the “New Agreement”) with EVM, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Fund’s investment advisory agreement with EVM in effect prior to March 1, 2021), the fee is computed at an annual rate of 0.650% of the Fund’s average daily net assets up to $500 million, 0.625% of $500 million but less than $1 billion, 0.600% of $1 billion but less than $2.5 billion and 0.575% on average daily net assets of $2.5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Fund’s investment adviser fee amounted to $2,045,608 or 0.64% (annualized) of the Fund’s average daily net assets.

Pursuant to an investment sub-advisory agreement, EVM has delegated the investment management of the Fund to Eaton Vance Advisers International Ltd. (EVAIL), an affiliate of EVM and, effective March 1, 2021, an indirect wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, EVM entered into a new sub-advisory agreement with EVAIL, which took effect on March 1, 2021. EVM pays EVAIL a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $476,069.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $13,189 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,340 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $536,545 for Class A shares.

19

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $134,152 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $44,717 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $300 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $215,916,363 and $253,452,104, respectively, for the six months ended April 30, 2021.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	477,023	1,115,610

Issued to shareholders electing to receive payments of distributions in Fund shares	342,899	864,867

Redemptions	(1,762,701)	(5,040,082)

Converted from Class C shares	1,119,406	1,049,348

Net increase (decrease)	176,627	(2,010,257)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	81,430	138,855

Issued to shareholders electing to receive payments of distributions in Fund shares	24,259	107,096

Redemptions	(301,380)	(1,471,521)

Converted to Class A shares	(1,122,490)	(1,052,021)

Net decrease	(1,318,181)	(2,277,591)

20

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	553,898	1,772,518

Issued to shareholders electing to receive payments of distributions in Fund shares	159,884	411,811

Redemptions	(1,993,707)	(4,209,785)

Net decrease	(1,279,925)	(2,025,456)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2021 is included in the Portfolio of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into equity futures contracts on securities indices to gain or limit exposure to certain markets, particularly in connection with engaging in the dividend capture trading strategy.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at April 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)

Futures contracts	$2,020,056	$(418,318)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended April 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Futures contracts	$(272,013)	$1,601,738

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the six months April 30, 2021, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$18,801,000	$18,883,000

21

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

10  Investments in Affiliated Issuers and Funds

The Fund invested in issuers that may be deemed to be affiliated with Morgan Stanley. At April 30, 2021, the value of the Fund’s investment in affiliated issuers and funds was $6,347,340, which represents 0.9% of the Fund’s net assets. Transactions in affiliated issuers and funds by the Fund for the six months ended April 30, 2021 were as follows:

Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares/ Units, end of period

Common Stocks

Mitsubishi UFJ Financial Group, Inc.(1)	$—	$—	$—	$—	$59,779	$5,265,289	$100,939	989,698

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	2,744,375	40,872,607	(42,534,931)	—	—	1,082,051	439	1,082,051

				$—	$59,779	$6,347,340	$101,378

(1)	May be deemed to be an affiliated issuer as of March 1, 2021 (see Note 3).

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

At April 30, 2021, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3*	Total

Common Stocks

Communication Services	$49,211,291	$14,636,280		$—	$63,847,571

Consumer Discretionary	40,338,267	30,645,355		—	70,983,622

Consumer Staples	14,689,114	22,313,767		—	37,002,881

Energy	18,113,176	—		—	18,113,176

Financials	49,713,837	65,111,174		—	114,825,011

Health Care	37,054,548	39,473,688		—	76,528,236

Industrials	23,399,872	64,936,055		0	88,335,927

Information Technology	94,588,020	44,048,661		—	138,636,681

Materials	—	19,996,864		—	19,996,864

Real Estate	6,567,649	—		—	6,567,649

Utilities	7,047,656	18,844,534		—	25,892,190

Total Common Stocks	$340,723,430	$320,006,378	**	$0	$660,729,808

Corporate Bonds	$—	$7,347,099		$—	$7,347,099

Exchange-Traded Funds	999,041	—		—	999,041

Preferred Stocks

Consumer Staples	—	1,104,462		—	1,104,462

Energy	321,672	—		—	321,672

Total Preferred Stocks	$321,672	$1,104,462		$—	$1,426,134

Short-Term Investments	$—	$1,082,051		$—	$1,082,051

Total Investments	$342,044,143	$329,539,990		$0	$671,584,133

Futures Contracts	$2,020,056	$—		$—	$2,020,056

Total	$344,064,199	$329,539,990		$—	$673,604,189

Liability Description

Futures Contracts	$(418,318)	$—		$—	$(418,318)

Total	$(418,318)	$—		$—	$(418,318)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

**

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2021 is not presented.

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

23

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

24

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Global Dividend Income Fund (the “Fund”) held a Joint Special Meeting of Shareholders with certain other Eaton Vance funds on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to approve a new investment sub-advisory agreement with Eaton Vance Advisers International Ltd. to serve as the Fund’s investment sub-adviser (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	19,858,945.637	616,036.206	1,434,995.935	0

Proposal 2	19,782,403.253	647,885.621	1,479,688.906	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on Proposal 1 and Proposal 2.

25

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Global Dividend Income Fund.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Global Dividend Income Fund	Eaton Vance Management	Eaton Vance Advisers International Ltd.

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund and portfolios in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

26

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

27

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

28

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any

29

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

30

Eaton Vance

Tax-Managed Global Dividend Income Fund

April 30, 2021

Officers and Trustees

Officers

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

31

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

32

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Eaton Vance Advisers International Ltd.

125 Old Broad Street

London, EC2N 1AR

United Kingdom

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7732    4.30.21

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Performance1,2

Portfolio Managers Lewis R. Piantedosi, Yana S. Barton, CFA, Douglas R. Rogers, CFA, CMT and Kenneth D. Zinner, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	06/30/2000	06/30/2000	22.48%	47.90%	20.16%	13.57%
Class A with 5.75% Maximum Sales Charge	—	—	15.44	39.41	18.74	12.90
Class C at NAV	07/10/2000	07/10/2000	22.05	46.79	19.27	12.72
Class C with 1% Maximum Sales Charge	—	—	21.05	45.79	19.27	12.72

Russell 3000® Growth Index	—	—	25.08%	52.41%	22.58%	16.69%
S&P 500® Index	—	—	28.85	45.98	17.41	14.16

% After-Tax Returns with Maximum Sales Charge		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions		06/30/2000	06/30/2000	38.54%	18.36%	12.72%
Class A After Taxes on Distributions and Sale of Fund Shares		—	—	24.10	15.76	11.15
Class C After Taxes on Distributions		07/10/2000	07/10/2000	44.70	18.82	12.51
Class C After Taxes on Distributions and Sale of Fund Shares		—	—	28.08	16.21	10.98

% Total Annual Operating Expense Ratios[3]					Class A	Class C

					1.28%	2.03%

Fund Profile4

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Amazon.com, Inc.	9.2%

Apple, Inc.	9.0

Microsoft Corp.	7.8

Facebook, Inc., Class A	4.7

Visa, Inc., Class A	4.1

Alphabet, Inc., Class C	3.9

Alphabet, Inc., Class A	3.8

Adobe, Inc.	3.5

salesforce.com, inc.	2.6

UnitedHealth Group, Inc.	2.6

Total	51.2%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Russell 3000® Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective July 1, 2021, the portfolio managers of the Fund will be Lewis R. Piantedosi and Douglas R. Rogers.

3

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,224.80	$7.12	1.29%
Class C	$1,000.00	$1,220.50	$11.23	2.04%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.46	1.29%
Class C	$1,000.00	$1,014.70	$10.19	2.04%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $46,369,351)	$138,136,886

Receivable for Fund shares sold	121,853

Total assets	$138,258,739

Liabilities

Payable for Fund shares redeemed	$108,632

Payable to affiliates:

Administration fee	16,706

Distribution and service fees	35,773

Trustees’ fees	43

Accrued expenses	53,793

Total liabilities	$214,947

Net Assets	$138,043,792

Sources of Net Assets

Paid-in capital	$48,675,429

Distributable earnings	89,368,363

Total	$138,043,792

Class A Shares

Net Assets	$125,081,142

Shares Outstanding	2,659,817

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$47.03

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$49.90

Class C Shares

Net Assets	$12,962,650

Shares Outstanding	330,128

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$39.27

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

5	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends allocated from Portfolio (net of foreign taxes, $5,321)	$284,776

Securities lending income allocated from Portfolio, net	2,397

Expenses allocated from Portfolio	(455,498)

Total investment loss from Portfolio	$(168,325)

Expenses

Administration fee	$96,438

Distribution and service fees

Class A	144,454

Class C	65,107

Trustees’ fees and expenses	250

Custodian fee	9,396

Transfer and dividend disbursing agent fees	31,267

Legal and accounting services	13,426

Printing and postage	35,719

Registration fees	17,797

ReFlow liquidity program fees	8,179

Miscellaneous	4,102

Total expenses	$426,135

Net investment loss	$(594,460)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$3,415,116 (1)

Foreign currency transactions	461

Net realized gain	$3,415,577

Change in unrealized appreciation (depreciation) —

Investments	$22,910,510

Foreign currency	17

Net change in unrealized appreciation (depreciation)	$22,910,527

Net realized and unrealized gain	$26,326,104

Net increase in net assets from operations	$25,731,644

(1)	Includes $1,940,736 of net realized gains from redemptions in-kind.

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment loss	$(594,460)	$(796,411)

Net realized gain	3,415,577 (1)	7,058,610 (2)

Net change in unrealized appreciation (depreciation)	22,910,527	17,539,772

Net increase in net assets from operations	$25,731,644	$23,801,971

Distributions to shareholders —

Class A	$(3,595,423)	$(1,926,089)

Class C	(477,739)	(383,663)

Total distributions to shareholders	$(4,073,162)	$(2,309,752)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$7,106,903	$14,436,962

Class C	339,417	1,269,707

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	3,424,573	1,825,868

Class C	472,362	366,923

Cost of shares redeemed

Class A	(10,531,377)	(17,424,633)

Class C	(1,057,255)	(2,466,214)

Net asset value of shares converted

Class A	4,023,776	1,186,099

Class C	(4,023,776)	(1,186,099)

Net decrease in net assets from Fund share transactions	$(245,377)	$(1,991,387)

Net increase in net assets	$21,413,105	$19,500,832

Net Assets

At beginning of period	$116,630,687	$97,129,855

At end of period	$138,043,792	$116,630,687

(1)	Includes $1,940,736 of net realized gains from redemptions in-kind.

(2)	Includes $2,775,335 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$39.630		$32.250	$29.220	$26.040	$21.220	$21.200

Income (Loss) From Operations

Net investment loss(1)	$(0.186)		$(0.229)	$(0.192)	$(0.186)	$(0.126)	$(0.079)

Net realized and unrealized gain	8.959		8.361	3.849	3.429	4.946	0.099

Total income from operations	$8.773		$8.132	$3.657	$3.243	$4.820	$0.020

Less Distributions

From net realized gain	$(1.373)		$(0.752)	$(0.627)	$(0.063)	$—	$—

Total distributions	$(1.373)		$(0.752)	$(0.627)	$(0.063)	$—	$—

Net asset value — End of period	$47.030		$39.630	$32.250	$29.220	$26.040	$21.220

Total Return(2)	22.48	%(3)	25.65%	13.07%	12.52%	22.67%	0.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$125,081		$101,649	$82,914	$64,579	$57,243	$47,363

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.29	%(5)	1.28%	1.33%	1.31%	1.34%	1.40%

Net investment loss	(0.85	)%(5)	(0.64)%	(0.63)%	(0.63)%	(0.53)%	(0.38)%

Portfolio Turnover of the Portfolio	7	%(3)	24%	18%	18%	34%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$33.410		$27.510	$25.210	$22.640	$18.590	$18.710

Income (Loss) From Operations

Net investment loss(1)	$(0.288)		$(0.418)	$(0.353)	$(0.352)	$(0.264)	$(0.207)

Net realized and unrealized gain	7.521		7.070	3.280	2.985	4.314	0.087

Total income (loss) from operations	$7.233		$6.652	$2.927	$2.633	$4.050	$(0.120)

Less Distributions

From net realized gain	$(1.373)		$(0.752)	$(0.627)	$(0.063)	$—	$—

Total distributions	$(1.373)		$(0.752)	$(0.627)	$(0.063)	$—	$—

Net asset value — End of period	$39.270		$33.410	$27.510	$25.210	$22.640	$18.590

Total Return(2)	22.05	%(3)	24.67%	12.24%	11.65%	21.79%	(0.64)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,963		$14,982	$14,216	$24,706	$23,484	$20,827

Ratios (as a percentage of average daily net assets):(4)

Expenses	2.04	%(5)	2.03%	2.09%	2.06%	2.09%	2.15%

Net investment loss	(1.58	)%(5)	(1.39)%	(1.37)%	(1.38)%	(1.28)%	(1.14)%

Portfolio Turnover of the Portfolio	7	%(3)	24%	18%	18%	34%	33%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (57.5% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the

10

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund had a late year ordinary loss of $634,172 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $96,438.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $7,306 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,371 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $144,454 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $48,830 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $16,277 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,328,392 and $6,122,354, respectively. Decreases in the Fund’s investment in the Portfolio include distribution of securities as the result of redemptions in-kind of $3,643,003.

11

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	162,254	430,570

Issued to shareholders electing to receive payments of distributions in Fund shares	80,163	54,716

Redemptions	(241,963)	(523,836)

Converted from Class C shares	94,124	32,956

Net increase (decrease)	94,578	(5,594)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	9,194	44,694

Issued to shareholders electing to receive payments of distributions in Fund shares	13,206	12,952

Redemptions	(28,893)	(87,152)

Converted to Class A shares	(111,788)	(38,915)

Net decrease	(118,281)	(68,421)

12

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 98.9%
Security	Shares	Value

Beverages — 1.0%

Constellation Brands, Inc., Class A	10,232	$2,458,954

		$2,458,954

Biotechnology — 1.4%

Vertex Pharmaceuticals, Inc.(1)	15,175	$3,311,185

		$3,311,185

Building Products — 2.1%

AZEK Co., Inc. (The)(1)	70,125	$3,385,635

Trex Co., Inc.(1)	15,892	1,716,177

		$5,101,812

Capital Markets — 1.0%

S&P Global, Inc.	5,966	$2,329,067

		$2,329,067

Chemicals — 1.9%

Celanese Corp.	6,569	$1,029,034

Ecolab, Inc.	7,531	1,687,847

Sherwin-Williams Co. (The)	6,570	1,799,326

		$4,516,207

Commercial Services & Supplies — 1.7%

Copart, Inc.(1)	12,355	$1,538,321

Waste Connections, Inc.	21,932	2,612,321

		$4,150,642

Diversified Consumer Services — 0.7%

Terminix Global Holdings, Inc.(1)	33,094	$1,684,154

		$1,684,154

Electrical Equipment — 1.9%

AMETEK, Inc.	34,300	$4,628,099

		$4,628,099

Entertainment — 1.5%

Electronic Arts, Inc.(1)	7,649	$1,086,770

Netflix, Inc.(1)	414	212,577

Walt Disney Co. (The)(1)	12,454	2,316,693

		$3,616,040

Security	Shares	Value

Food & Staples Retailing — 1.4%

Performance Food Group Co.(1)	58,516	$3,434,889

		$3,434,889

Food Products — 0.9%

Mondelez International, Inc., Class A	35,144	$2,137,107

		$2,137,107

Health Care Equipment & Supplies — 4.1%

Danaher Corp.	11,868	$3,013,760

Intuitive Surgical, Inc.(1)	2,858	2,472,170

Pulmonx Corp.(1)	23,062	1,084,144

Stryker Corp.	12,668	3,326,997

		$9,897,071

Health Care Providers & Services — 3.1%

Amedisys, Inc.(1)	4,463	$1,204,340

UnitedHealth Group, Inc.	15,597	6,220,084

		$7,424,424

Health Care Technology — 0.8%

Phreesia, Inc.(1)	37,308	$1,930,689

		$1,930,689

Hotels, Restaurants & Leisure — 1.4%

Booking Holdings, Inc.(1)	735	$1,812,569

Starbucks Corp.	12,443	1,424,599

		$3,237,168

Interactive Media & Services — 13.4%

Alphabet, Inc., Class A(1)	3,900	$9,178,650

Alphabet, Inc., Class C(1)	3,911	9,425,979

Facebook, Inc., Class A(1)	35,003	11,378,775

Twitter, Inc.(1)	41,385	2,285,280

		$32,268,684

Internet & Direct Marketing Retail — 9.2%

Amazon.com, Inc.(1)	6,385	$22,139,477

		$22,139,477

IT Services — 12.6%

Accenture PLC, Class A	16,476	$4,777,546

Fiserv, Inc.(1)	13,974	1,678,557

GoDaddy, Inc., Class A(1)	44,180	3,835,708

13	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

IT Services (continued)

Okta, Inc.(1)	15,035	$4,054,939

PayPal Holdings, Inc.(1)	23,359	6,126,832

Visa, Inc., Class A	42,000	9,809,520

		$30,283,102

Personal Products — 1.4%

Estee Lauder Cos., Inc. (The), Class A	10,679	$3,351,070

		$3,351,070

Pharmaceuticals — 2.1%

Royalty Pharma PLC, Class A(2)	12,788	$562,672

Zoetis, Inc.	26,003	4,499,299

		$5,061,971

Road & Rail — 2.7%

J.B. Hunt Transport Services, Inc.	14,100	$2,407,011

Norfolk Southern Corp.	8,734	2,438,882

Uber Technologies, Inc.(1)	29,243	1,601,639

		$6,447,532

Semiconductors & Semiconductor Equipment — 2.5%

Monolithic Power Systems, Inc.	16,579	$5,991,319

		$5,991,319

Software — 15.5%

Adobe, Inc.(1)	16,502	$8,388,627

Intuit, Inc.	6,414	2,643,594

Microsoft Corp.	74,352	18,750,087

nCino, Inc.	16,866	1,102,868

salesforce.com, inc.(1)	27,530	6,340,710

		$37,225,886

Specialty Retail — 1.1%

TJX Cos., Inc. (The)	38,432	$2,728,672

		$2,728,672

Technology Hardware, Storage & Peripherals — 9.0%

Apple, Inc.	164,702	$21,651,725

		$21,651,725

Textiles, Apparel & Luxury Goods — 2.9%

Lululemon Athletica, Inc.(1)	13,063	$4,379,632

NIKE, Inc., Class B	19,321	2,562,351

		$6,941,983

Security	Shares	Value

Trading Companies & Distributors — 1.6%

United Rentals, Inc.(1)	11,573	$3,702,781

		$3,702,781

Total Common Stocks (identified cost $79,262,004)		$237,651,710

Short-Term Investments — 1.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(3)	2,875,862	$2,875,862

Total Short-Term Investments (identified cost $2,875,862)		$2,875,862

Total Investments — 100.1% (identified cost $82,137,866)		$240,527,572

Other Assets, Less Liabilities — (0.1)%		$(171,822)

Net Assets — 100.0%		$240,355,750

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at April 30, 2021. The aggregate market value of securities on loan at April 30, 2021 was $557,040.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

14	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value including $557,040 of securities on loan (identified cost, $79,262,004)	$237,651,710

Affiliated investment, at value (identified cost, $2,875,862)	2,875,862

Dividends receivable	21,842

Dividends receivable from affiliated investment	134

Securities lending income receivable	2,012

Tax reclaims receivable	3,948

Total assets	$240,555,508

Liabilities

Payable to affiliates:

Investment adviser fee	$126,032

Trustees’ fees	991

Accrued expenses	72,735

Total liabilities	$199,758

Net Assets applicable to investors’ interest in Portfolio	$240,355,750

15	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends (net of foreign taxes, $9,233)	$492,175

Dividends from affiliated investment	679

Securities lending income, net	4,161

Total investment income	$497,015

Expenses

Investment adviser fee	$724,758

Trustees’ fees and expenses	5,909

Custodian fee	30,776

Legal and accounting services	22,241

Miscellaneous	5,498

Total expenses	$789,182

Net investment loss	$(292,167)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$5,898,047	(1)

Foreign currency transactions	798

Net realized gain	$5,898,845

Change in unrealized appreciation (depreciation) —

Investments	$39,653,797

Foreign currency	29

Net change in unrealized appreciation (depreciation)	$39,653,826

Net realized and unrealized gain	$45,552,671

Net increase in net assets from operations	$45,260,504

(1)	Includes $3,359,666 of net realized gains from redemptions in-kind.

16	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment loss	$(292,167)	$(138,545)

Net realized gain	5,898,845 (1)	12,165,866 (2)

Net change in unrealized appreciation (depreciation)	39,653,826	29,992,665

Net increase in net assets from operations	$45,260,504	$42,019,986

Capital transactions —

Contributions	$2,312,110	$7,666,337

Withdrawals	(8,011,579)	(16,453,695)

Net decrease in net assets from capital transactions	$(5,699,469)	$(8,787,358)

Net increase in net assets	$39,561,035	$33,232,628

Net Assets

At beginning of period	$200,794,715	$167,562,087

At end of period	$240,355,750	$200,794,715

(1)	Includes $3,359,666 of net realized gains from redemptions in-kind.

(2)	Includes $4,793,073 of net realized gains from redemptions in-kind.

17	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.71	%(1)	0.71%	0.72%	0.72%	0.73%	0.73%

Net investment income (loss)	(0.26	)%(1)	(0.08)%	(0.01)%	(0.04)%	0.09%	0.28%

Portfolio Turnover	7	%(2)	24%	18%	18%	34%	33%

Total Return	22.83	%(2)	26.36%	13.76%	13.18%	23.40%	0.77%

Net assets, end of period (000’s omitted)	$240,356		$200,795	$167,562	$153,366	$139,541	$119,188

(1)	Annualized.

(2)	Not annualized.

18	See Notes to Financial Statements.

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 57.5% and 42.5%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

19

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million but less than $1 billion and 0.600% on average daily net assets of $1 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $724,758 or 0.65% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind trasactions, aggregated $15,740,448 and $20,649,834, respectively, for the six months ended April 30, 2021. In-kind sales for the six months ended April 30, 2021 aggregated $3,643,003.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$82,323,986

Gross unrealized appreciation	$158,405,143

Gross unrealized depreciation	(201,557)

Net unrealized appreciation	$158,203,586

20

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At April 30, 2021, the value of the securities loaned (all common stocks) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $557,040 and $572,260, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

7  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $2,875,862, which represents 1.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$271,576	$9,064,447	$(6,460,161)	$—	$—	$2,875,862	$679	2,875,862

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

21

Tax-Managed Multi-Cap Growth Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$237,651,710	*	$—	$—	$237,651,710

Short-Term Investments	—		2,875,862	—	2,875,862

Total Investments	$237,651,710		$2,875,862	$—	$240,527,572

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

22

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Tax-Managed Multi-Cap Growth Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	1,430,071.603	37,241.909	93,322.307	0

Proposal 2	1,433,307.049	37,412.085	89,916.686	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

91.013%	2.275%	6.712%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

23

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Multi-Cap Growth Fund and Tax-Managed Multi-Cap Growth Portfolio. As defined below, Eaton Vance Tax-Managed Multi-Cap Growth Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Multi-Cap Growth Fund	Eaton Vance Management	None

Tax-Managed Multi-Cap Growth Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

24

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

25

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

26

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

27

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the

28

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

29

Eaton Vance

Tax-Managed Multi-Cap Growth Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Tax-Managed Multi-Cap Growth Portfolio

Edward J. Perkin

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Tax-Managed Multi-Cap Growth Fund and Tax-Managed Multi-Cap Growth Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

30

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

31

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

32

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7717    4.30.21

Eaton Vance

Tax-Managed Small-Cap Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Tax-Managed Small-Cap Fund

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Performance1,2

Portfolio Managers J. Griffith Noble, CFA and Michael D. McLean, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	09/25/1997	09/25/1997	37.08%	53.40%	15.61%	10.45%
Class A with 5.75% Maximum Sales Charge	—	—	29.18	44.57	14.25	9.80
Class C at NAV	09/29/1997	09/29/1997	36.60	52.32	14.74	9.63
Class C with 1% Maximum Sales Charge	—	—	35.60	51.32	14.74	9.63
Class I at NAV	10/01/2009	09/25/1997	37.28	53.78	15.89	10.73

Russell 2000® Index	—	—	48.06%	74.91%	16.47%	11.62%

% After-Tax Returns with Maximum Sales Charge	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions	09/25/1997	09/25/1997	44.54%	12.69%	8.87%
Class A After Taxes on Distributions and Sale of Fund Shares	—	—	26.41	11.34	7.99
Class C After Taxes on Distributions	09/29/1997	09/29/1997	51.32	12.86	8.52
Class C After Taxes on Distributions and Sale of Fund Shares	—	—	30.38	11.67	7.78
Class I After Taxes on Distributions	10/01/2009	09/25/1997	53.68	14.42	9.84
Class I After Taxes on Distributions and Sale of Fund Shares	—	—	31.91	12.85	8.87

% Total Annual Operating Expense Ratios[3]			Class A	Class C	Class I

			1.17%	1.92%	0.92%

Fund Profile4

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Valvoline, Inc.	3.0%

AZEK Co., Inc. (The)	2.7

National Vision Holdings, Inc.	2.5

Altair Engineering, Inc., Class A	2.3

Terminix Global Holdings, Inc.	2.1

ACI Worldwide, Inc.	2.1

Performance Food Group Co.	2.0

LHC Group, Inc.	1.9

South State Corp.	1.8

Chemed Corp.	1.8

Total	22.2%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

3

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,370.80	$6.58	1.12%
Class C	$1,000.00	$1,366.00	$10.97	1.87%
Class I	$1,000.00	$1,372.80	$5.12	0.87%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$5.61	1.12%
Class C	$1,000.00	$1,015.50	$9.35	1.87%
Class I	$1,000.00	$1,020.50	$4.36	0.87%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $94,165,060)	$138,273,841

Receivable for Fund shares sold	215,554

Total assets	$138,489,395

Liabilities

Payable for Fund shares redeemed	$64,741

Payable to affiliates:

Distribution and service fees	24,359

Trustees’ fees	43

Accrued expenses	60,403

Total liabilities	$149,546

Net Assets	$138,339,849

Sources of Net Assets

Paid-in capital	$86,530,165

Distributable earnings	51,809,684

Total	$138,339,849

Class A Shares

Net Assets	$106,045,871

Shares Outstanding	3,157,835

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$33.58

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$35.63

Class C Shares

Net Assets	$3,364,859

Shares Outstanding	129,723

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$25.94

Class I Shares

Net Assets	$28,929,119

Shares Outstanding	833,356

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.71

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

5	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends allocated from Portfolio	$701,132

Expenses allocated from Portfolio	(430,380)

Total investment income from Portfolio	$270,752

Expenses

Distribution and service fees

Class A	$120,525

Class C	17,582

Trustees’ fees and expenses	250

Custodian fee	9,267

Transfer and dividend disbursing agent fees	50,127

Legal and accounting services	13,714

Printing and postage	11,818

Registration fees	24,233

ReFlow liquidity program fees	5,374

Miscellaneous	4,991

Total expenses	$257,881

Net investment income	$12,871

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$11,066,504	(1)

Net realized gain	$11,066,504

Change in unrealized appreciation (depreciation) —

Investments	$26,687,498

Net change in unrealized appreciation (depreciation)	$26,687,498

Net realized and unrealized gain	$37,754,002

Net increase in net assets from operations	$37,766,873

(1)	Includes $1,040,406 of net realized gains from redemptions in-kind.

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$12,871	$92,563

Net realized gain	11,066,504 (1)	1,825,162 (2)

Net change in unrealized appreciation (depreciation)	26,687,498	(6,245,617)

Net increase (decrease) in net assets from operations	$37,766,873	$(4,327,892)

Distributions to shareholders —

Class A	$(86,567)	$(5,656,659)

Class C	—	(445,828)

Class I	(74,765)	(1,533,412)

Total distributions to shareholders	$(161,332)	$(7,635,899)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$904,978	$1,467,156

Class C	319,083	330,579

Class I	4,941,081	14,861,804

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	79,938	5,259,032

Class C	—	398,402

Class I	64,278	1,494,977

Cost of shares redeemed

Class A	(3,324,753)	(9,912,554)

Class C	(506,083)	(1,029,409)

Class I	(4,085,219)	(18,355,025)

Net asset value of shares converted

Class A	1,137,705	1,083,118

Class C	(1,137,705)	(1,083,118)

Net decrease in net assets from Fund share transactions	$(1,606,697)	$(5,485,038)

Net increase (decrease) in net assets	$35,998,844	$(17,448,829)

Net Assets

At beginning of period	$102,341,005	$119,789,834

At end of period	$138,339,849	$102,341,005

(1)	Includes $1,040,406 of net realized gains from redemptions in-kind.

(2)	Includes $4,127,555 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Financial Highlights

	Class A
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$24.520		$26.960	$25.910	$27.390	$23.420	$24.000

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.002)		$0.016	$(0.001)	$(0.059)	$(0.050)	$(0.055)

Net realized and unrealized gain (loss)	9.089		(0.739)	2.765	1.583	5.494	0.680

Total income (loss) from operations	$9.087		$(0.723)	$2.764	$1.524	$5.444	$0.625

Less Distributions

From net investment income	$(0.027)		$—	$(0.032)	$—	$—	$—

From net realized gain	—		(1.717)	(1.682)	(3.004)	(1.474)	(1.205)

Total distributions	$(0.027)		$(1.717)	$(1.714)	$(3.004)	$(1.474)	$(1.205)

Net asset value — End of period	$33.580		$24.520	$26.960	$25.910	$27.390	$23.420

Total Return(2)	37.08	%(3)	(3.09)%	12.26%	5.79%	23.96%	2.90%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$106,046		$78,430	$89,352	$75,199	$76,407	$66,058

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.12	%(5)	1.17%	1.20%	1.17%	1.19%	1.22%

Net investment income (loss)	(0.01	)%(5)	0.06%	(0.01)%	(0.22)%	(0.19)%	(0.24)%

Portfolio Turnover of the Portfolio	29	%(3)	44%	51%	51%	70%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Financial Highlights — continued

	Class C
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$18.990		$21.410	$21.070	$22.970	$19.990	$20.820

Income (Loss) From Operations

Net investment loss(1)	$(0.083)		$(0.126)	$(0.111)	$(0.212)	$(0.202)	$(0.192)

Net realized and unrealized gain (loss)	7.033		(0.577)	2.133	1.316	4.656	0.567

Total income (loss) from operations	$6.950		$(0.703)	$2.022	$1.104	$4.454	$0.375

Less Distributions

From net realized gain	$—		$(1.717)	$(1.682)	$(3.004)	$(1.474)	$(1.205)

Total distributions	$—		$(1.717)	$(1.682)	$(3.004)	$(1.474)	$(1.205)

Net asset value — End of period	$25.940		$18.990	$21.410	$21.070	$22.970	$19.990

Total Return(2)	36.60	%(3)	(3.86)%	11.45%	4.99%	23.07%	2.09%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,365		$3,565	$5,675	$18,482	$21,002	$20,326

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.87	%(5)	1.92%	1.95%	1.92%	1.94%	1.97%

Net investment loss	(0.71	)%(5)	(0.66)%	(0.55)%	(0.96)%	(0.94)%	(0.99)%

Portfolio Turnover of the Portfolio	29	%(3)	44%	51%	51%	70%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Financial Highlights — continued

	Class I
	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$25.370		$27.770	$26.650	$28.020	$23.870	$24.380

Income (Loss) From Operations

Net investment income(1)	$0.037		$0.081	$0.071	$0.007	$0.007	$0.001

Net realized and unrealized gain (loss)	9.394		(0.764)	2.833	1.627	5.617	0.694

Total income (loss) from operations	$9.431		$(0.683)	$2.904	$1.634	$5.624	$0.695

Less Distributions

From net investment income	$(0.091)		$—	$(0.102)	$—	$—	$—

From net realized gain	—		(1.717)	(1.682)	(3.004)	(1.474)	(1.205)

Total distributions	$(0.091)		$(1.717)	$(1.784)	$(3.004)	$(1.474)	$(1.205)

Net asset value — End of period	$34.710		$25.370	$27.770	$26.650	$28.020	$23.870

Total Return(2)	37.28	%(3)	(2.89)%	12.52%	6.07%	24.28%	3.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28,929		$20,346	$24,763	$24,628	$20,565	$13,210

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.87	%(5)	0.92%	0.95%	0.92%	0.94%	0.97%

Net investment income	0.23	%(5)	0.32%	0.27%	0.02%	0.03%	0.00	%(6)

Portfolio Turnover of the Portfolio	29	%(3)	44%	51%	51%	70%	66%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

(6)	Amount is less than 0.005%.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and, effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (65.8% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

11

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At October 31, 2020, the Fund, for federal income tax purposes, had deferred capital losses of $2,387,422 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at October 31, 2020, $2,387,422 are short-term.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $11,955 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,217 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $120,525 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $13,187 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $4,395 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

12

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,301,176 and $3,575,286, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $1,917,395.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	28,257	60,552

Issued to shareholders electing to receive payments of distributions in Fund shares	2,731	200,573

Redemptions	(111,727)	(421,842)

Converted from Class C shares	39,570	45,546

Net decrease	(41,169)	(115,171)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	14,048	16,649

Issued to shareholders electing to receive payments of distributions in Fund shares	—	19,482

Redemptions	(20,906)	(54,995)

Converted to Class A shares	(51,131)	(58,506)

Net decrease	(57,989)	(77,370)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	157,924	618,303

Issued to shareholders electing to receive payments of distributions in Fund shares	2,126	55,226

Redemptions	(128,814)	(763,036)

Net increase (decrease)	31,236	(89,507)

13

Tax-Managed Small-Cap Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 100.2%
Security	Shares	Value

Aerospace & Defense — 2.3%

Hexcel Corp.(1)	31,522	$1,778,156

Mercury Systems, Inc.(1)	41,345	3,110,798

		$4,888,954

Auto Components — 4.1%

Dana, Inc.	129,490	$3,276,097

Dorman Products, Inc.(1)	29,169	2,892,982

Visteon Corp.(1)	19,951	2,430,231

		$8,599,310

Automobiles — 0.3%

Harley-Davidson, Inc.	11,043	$534,150

		$534,150

Banks — 10.9%

Commerce Bancshares, Inc.	41,765	$3,249,735

Community Bank System, Inc.	47,592	3,694,567

First Citizens BancShares, Inc., Class A	1,941	1,683,740

Glacier Bancorp, Inc.	35,950	2,119,252

Independent Bank Corp.	27,971	2,290,825

Independent Bank Group, Inc.	13,350	1,008,059

Pinnacle Financial Partners, Inc.	38,992	3,417,259

South State Corp.	45,595	3,844,570

Stock Yards Bancorp, Inc.	30,446	1,557,617

		$22,865,624

Building Products — 4.2%

AZEK Co., Inc. (The)(1)	119,509	$5,769,895

CSW Industrials, Inc.	21,944	2,971,437

		$8,741,332

Capital Markets — 1.1%

Cohen & Steers, Inc.	32,727	$2,226,090

		$2,226,090

Chemicals — 4.6%

Balchem Corp.	26,408	$3,358,833

Valvoline, Inc.	200,720	6,302,608

		$9,661,441

Commercial Services & Supplies — 2.8%

Casella Waste Systems, Inc.(1)	25,251	$1,694,595

Security	Shares	Value

Commercial Services & Supplies (continued)

Herman Miller, Inc.	54,132	$2,246,478

Kimball International, Inc., Class B	42,212	615,451

Viad Corp.(1)	31,778	1,323,871

		$5,880,395

Diversified Consumer Services — 2.5%

Stride, Inc.(1)	27,913	$799,149

Terminix Global Holdings, Inc.(1)	88,245	4,490,788

		$5,289,937

Electronic Equipment, Instruments & Components — 0.6%

National Instruments Corp.	29,304	$1,213,479

		$1,213,479

Equity Real Estate Investment Trusts (REITs) — 6.9%

CubeSmart	83,565	$3,538,142

EastGroup Properties, Inc.	15,029	2,384,501

Essential Properties Realty Trust, Inc.	131,355	3,440,187

Rexford Industrial Realty, Inc.	36,663	2,036,630

STORE Capital Corp.	89,161	3,191,072

		$14,590,532

Food & Staples Retailing — 2.6%

Chefs’ Warehouse, Inc. (The)(1)	36,788	$1,185,677

Performance Food Group Co.(1)	71,988	4,225,696

		$5,411,373

Food Products — 1.8%

J&J Snack Foods Corp.	5,864	$965,273

Nomad Foods, Ltd.(1)	99,226	2,893,430

		$3,858,703

Gas Utilities — 1.4%

ONE Gas, Inc.	37,731	$3,036,214

		$3,036,214

Health Care Equipment & Supplies — 5.7%

Envista Holdings Corp.(1)	72,404	$3,133,645

Haemonetics Corp.(1)	22,760	1,530,838

ICU Medical, Inc.(1)	15,209	3,167,578

Integra LifeSciences Holdings Corp.(1)	45,732	3,387,827

Tandem Diabetes Care, Inc.(1)	7,918	727,664

		$11,947,552

14	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Health Care Providers & Services — 8.0%

Addus HomeCare Corp.(1)	18,516	$1,958,993

Agiliti, Inc.(1)	87,096	1,340,407

Amedisys, Inc.(1)	16	4,317

AMN Healthcare Services, Inc.(1)	28,233	2,238,877

Apria, Inc.(1)	39,107	1,171,255

Chemed Corp.	7,956	3,791,909

LHC Group, Inc.(1)	19,632	4,088,757

R1 RCM, Inc.(1)	82,471	2,249,809

		$16,844,324

Health Care Technology — 0.9%

Inovalon Holdings, Inc., Class A(1)	23,866	$720,992

Phreesia, Inc.(1)	22,868	1,183,419

		$1,904,411

Hotels, Restaurants & Leisure — 2.1%

Choice Hotels International, Inc.(1)	17,274	$1,965,781

Wyndham Hotels & Resorts, Inc.	33,188	2,426,375

		$4,392,156

Household Durables — 1.4%

Tempur Sealy International, Inc.	76,483	$2,917,062

		$2,917,062

Independent Power and Renewable Electricity Producers — 0.5%

Sunnova Energy International, Inc.(1)	30,391	$1,073,410

		$1,073,410

Insurance — 3.4%

AMERISAFE, Inc.	45,303	$2,812,410

RLI Corp.	13,676	1,524,327

Selective Insurance Group, Inc.	36,411	2,772,334

		$7,109,071

Interactive Media & Services — 1.2%

CarGurus, Inc.(1)	102,738	$2,535,574

		$2,535,574

IT Services — 0.6%

Euronet Worldwide, Inc.(1)	9,126	$1,308,942

		$1,308,942

Leisure Products — 1.4%

Brunswick Corp.	22,545	$2,415,246

Security	Shares	Value

Leisure Products (continued)

Hayward Holdings, Inc.(1)	25,430	$508,091

		$2,923,337

Machinery — 5.4%

Allison Transmission Holdings, Inc.	57,414	$2,380,959

Lydall, Inc.(1)	24,416	899,730

Middleby Corp.(1)	16,589	3,007,917

Mueller Water Products, Inc., Class A	197,947	2,842,519

RBC Bearings, Inc.(1)	482	96,125

Woodward, Inc.	16,684	2,085,667

		$11,312,917

Marine — 0.9%

Kirby Corp.(1)	29,973	$1,909,280

		$1,909,280

Professional Services — 1.7%

CBIZ, Inc.(1)	104,019	$3,493,998

		$3,493,998

Road & Rail — 1.7%

Landstar System, Inc.	20,854	$3,592,727

		$3,592,727

Semiconductors & Semiconductor Equipment — 1.8%

Ambarella, Inc.(1)	18,180	$1,772,368

Silicon Laboratories, Inc.(1)	14,394	2,028,834

		$3,801,202

Software — 8.5%

ACI Worldwide, Inc.(1)	116,807	$4,412,969

Altair Engineering, Inc., Class A(1)	75,719	4,921,735

CDK Global, Inc.	48,754	2,612,727

Envestnet, Inc.(1)	43,347	3,200,309

nCino, Inc.(1)	18,754	1,226,324

Olo, Inc., Class A(1)	49,976	1,442,307

		$17,816,371

Specialty Retail — 4.2%

Asbury Automotive Group, Inc.(1)	4,448	$883,417

Lithia Motors, Inc., Class A	7,085	2,723,333

National Vision Holdings, Inc.(1)	104,988	5,292,445

		$8,899,195

15	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 1.9%

Capri Holdings, Ltd.(1)	49,633	$2,733,786

Steven Madden, Ltd.	32,971	1,340,930

		$4,074,716

Trading Companies & Distributors — 1.7%

Applied Industrial Technologies, Inc.	15,438	$1,476,799

Herc Holdings, Inc.(1)	19,462	2,055,187

		$3,531,986

Water Utilities — 1.1%

Middlesex Water Co.	27,118	$2,224,218

		$2,224,218

Total Common Stocks (identified cost $138,672,839)		$210,409,983

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(2)	352,365	$352,365

Total Short-Term Investments (identified cost $352,365)		$352,365

Total Investments — 100.4% (identified cost $139,025,204)		$210,762,348

Other Assets, Less Liabilities — (0.4)%		$(758,054)

Net Assets — 100.0%		$210,004,294

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

16	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value (identified cost, $138,672,839)	$210,409,983

Affiliated investment, at value (identified cost, $352,365)	352,365

Dividends receivable	3,291

Dividends receivable from affiliated investment	63

Receivable for investments sold	256,941

Tax reclaims receivable	2,071

Total assets	$211,024,714

Liabilities

Payable for investments purchased	$846,409

Payable to affiliates:

Investment adviser fee	106,914

Trustees’ fees	848

Accrued expenses	66,249

Total liabilities	$1,020,420

Net Assets applicable to investors’ interest in Portfolio	$210,004,294

17	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends	$1,063,598

Dividends from affiliated investment	343

Total investment income	$1,063,941

Expenses

Investment adviser fee	$597,388

Trustees’ fees and expenses	5,108

Custodian fee	27,335

Legal and accounting services	20,460

Miscellaneous	2,874

Total expenses	$653,165

Net investment income	$410,776

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$16,790,762	(1)

Net realized gain	$16,790,762

Change in unrealized appreciation (depreciation) —

Investments	$40,486,221

Net change in unrealized appreciation (depreciation)	$40,486,221

Net realized and unrealized gain	$57,276,983

Net increase in net assets from operations	$57,687,759

(1)	Includes $1,579,080 of net realized gains from redemptions in-kind.

18	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$410,776	$876,109

Net realized gain	16,790,762 (1)	2,729,067 (2)

Net change in unrealized appreciation (depreciation)	40,486,221	(9,459,650)

Net increase (decrease) in net assets from operations	$57,687,759	$(5,854,474)

Capital transactions —

Contributions	$2,212,026	$3,232,891

Withdrawals	(5,324,568)	(20,449,236)

Net decrease in net assets from capital transactions	$(3,112,542)	$(17,216,345)

Net increase (decrease) in net assets	$54,575,217	$(23,070,819)

Net Assets

At beginning of period	$155,429,077	$178,499,896

At end of period	$210,004,294	$155,429,077

(1)	Includes $1,579,080 of net realized gains from redemptions in-kind.

(2)	Includes $6,213,549 of net realized gains from redemptions in-kind.

19	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.68	%(1)	0.69%	0.69%	0.69%	0.70%	0.70%

Net investment income	0.43	%(1)	0.54%	0.51%	0.26%	0.30%	0.27%

Portfolio Turnover	29	%(2)	44%	51%	51%	70%	66%

Total Return	37.37	%(2)	(2.63)%	12.82%	6.30%	24.56%	3.43%

Net assets, end of period (000’s omitted)	$210,004		$155,429	$178,500	$172,324	$170,770	$146,746

(1)	Annualized.

(2)	Not annualized.

20	See Notes to Financial Statements.

Tax-Managed Small-Cap Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in a diversified portfolio of publicly-traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 65.8% and 34.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

21

Tax-Managed Small-Cap Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

G  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million, 0.5625% from $500 million but less than $1 billion, 0.50% from $1 billion but less than $1.5 billion and 0.4375% on average daily net assets of $1.5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $597,388 or 0.625% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $53,702,604 and $54,053,952, respectively, for the six months ended April 30, 2021. In-kind sales for the six months ended April 30, 2021 aggregated $1,917,395.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$139,396,733

Gross unrealized appreciation	$72,260,615

Gross unrealized depreciation	(895,000)

Net unrealized appreciation	$71,365,615

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

22

Tax-Managed Small-Cap Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

6  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $352,365, which represents 0.2% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$92,958	$15,662,127	$(15,402,720)	$—	$—	$352,365	$343	352,365

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$210,409,983	*	$—	$—	$210,409,983

Short-Term Investments	—		352,365	—	352,365

Total Investments	$210,409,983		$352,365	$—	$210,762,348

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

8  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

23

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Tax-Managed Small-Cap Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	1,942,951.651	38,527.406	124,460.360	0

Proposal 2	1,938,476.891	40,446.973	127,015.553	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Tax-Managed Small-Cap Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

91.077%	2.038%	6.885%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

24

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Small-Cap Fund and Tax-Managed Small-Cap Portfolio. As defined below, Eaton Vance Tax-Managed Small-Cap Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Small-Cap Fund	Eaton Vance Management	None

Tax-Managed Small-Cap Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”1 and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

[1]

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

25

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

26

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

27

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and,

28

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

29

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

30

Eaton Vance

Tax-Managed Small-Cap Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Tax-Managed Small-Cap Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Tax-Managed Small-Cap Portfolio

Edward J. Perkin

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Tax-Managed Small-Cap Fund and Tax-Managed Small-Cap Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

31

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

32

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Small-Cap Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7690    4.30.21

Eaton Vance

Tax-Managed Value Fund

Semiannual Report

April 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Semiannual Report April 30, 2021

Eaton Vance

Tax-Managed Value Fund

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Performance1,2

Portfolio Managers Edward J. Perkin, CFA, Aaron S. Dunn, CFA and Brad Galko, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	Six Months	One Year	Five Years	Ten Years

Class A at NAV	12/27/1999	12/27/1999	32.28%	44.20%	13.15%	10.84%
Class A with 5.75% Maximum Sales Charge	—	—	24.66	35.89	11.82	10.19

Class C at NAV	01/24/2000	01/24/2000	31.78	43.12	12.30	10.01
Class C with 1% Maximum Sales Charge	—	—	30.78	42.12	12.30	10.01

Class I at NAV	11/30/2007	12/27/1999	32.45	44.54	13.43	11.11

Russell 1000 Value® Index	—	—	36.30%	45.92%	12.15%	11.13%

% After-Tax Returns with Maximum Sales Charge		Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years

Class A After Taxes on Distributions		12/27/1999	12/27/1999	35.55%	11.54%	9.44%
Class A After Taxes on Distributions and Sale of Fund Shares		—	—	21.54	9.75	8.39

Class C After Taxes on Distributions		01/24/2000	01/24/2000	41.98	12.21	9.42
Class C After Taxes on Distributions and Sale of Fund Shares		—	—	25.04	10.22	8.29

Class I After Taxes on Distributions		11/30/2007	12/27/1999	44.10	13.08	10.30
Class I After Taxes on Distributions and Sale of Fund Shares		—	—	26.73	11.12	9.19

% Total Annual Operating Expense Ratios[3]				Class A	Class C	Class I

				1.17%	1.92%	0.92%

Fund Profile4

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

JPMorgan Chase & Co.	5.8%

NextEra Energy, Inc.	3.3

Estee Lauder Cos., Inc. (The), Class A	3.2

Verizon Communications, Inc.	2.9

PNC Financial Services Group, Inc. (The)	2.9

Home Depot, Inc. (The)	2.9

Johnson & Johnson	2.7

Bank of America Corp.	2.6

Sempra Energy	2.4

Goldman Sachs Group, Inc. (The)	2.4

Total	31.1%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Endnotes and Additional Disclosures

[1]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. After-tax returns are calculated using certain assumptions, including using the highest historical individual federal income tax rates, and do not reflect the impact of state/local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or shares held by nontaxable entities. Return After Taxes on Distributions may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period. Return After Taxes on Distributions and Sale of Fund Shares may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

[3]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[4]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

3

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2020 – April 30, 2021).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (11/1/20)	Ending Account Value (4/30/21)	Expenses Paid During Period* (11/1/20 – 4/30/21)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,322.80	$6.68	1.16%
Class C	$1,000.00	$1,317.80	$10.98	1.91%
Class I	$1,000.00	$1,324.50	$5.24	0.91%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$5.81	1.16%
Class C	$1,000.00	$1,015.30	$9.54	1.91%
Class I	$1,000.00	$1,020.30	$4.56	0.91%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on October 31, 2020. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Investment in Tax-Managed Value Portfolio, at value (identified cost, $275,474,076)	$743,970,821

Receivable for Fund shares sold	388,804

Total assets	$744,359,625

Liabilities

Payable for Fund shares redeemed	$265,436

Payable to affiliates:

Administration fee	89,934

Distribution and service fees	113,983

Trustees’ fees	43

Accrued expenses	118,428

Total liabilities	$587,824

Net Assets	$743,771,801

Sources of Net Assets

Paid-in capital	$300,927,400

Distributable earnings	442,844,401

Total	$743,771,801

Class A Shares

Net Assets	$468,859,509

Shares Outstanding	12,746,529

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$36.78

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$39.02

Class C Shares

Net Assets	$23,887,476

Shares Outstanding	673,998

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$35.44

Class I Shares

Net Assets	$251,024,816

Shares Outstanding	6,853,960

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$36.62

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

5	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends allocated from Portfolio (net of foreign taxes, $56,441)	$6,987,052

Securities lending income allocated from Portfolio, net	7,659

Expenses allocated from Portfolio	(2,277,362)

Total investment income from Portfolio	$4,717,349

Expenses

Administration fee	$501,893

Distribution and service fees

Class A	529,020

Class C	109,234

Trustees’ fees and expenses	250

Custodian fee	23,528

Transfer and dividend disbursing agent fees	139,226

Legal and accounting services	17,582

Printing and postage	19,228

Registration fees	25,365

ReFlow liquidity program fees	31,462

Miscellaneous	6,485

Total expenses	$1,403,273

Net investment income	$3,314,076

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$10,844,515 (1)

Foreign currency transactions	(752)

Net realized gain	$10,843,763

Change in unrealized appreciation (depreciation) —

Investments	$168,737,559

Foreign currency	913

Net change in unrealized appreciation (depreciation)	$168,738,472

Net realized and unrealized gain	$179,582,235

Net increase in net assets from operations	$182,896,311

(1)	Includes $9,643,507 of net realized gains from redemptions in-kind.

6	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$3,314,076	$7,722,754

Net realized gain	10,843,763 (1)	18,701,019 (2)

Net change in unrealized appreciation (depreciation)	168,738,472	(58,375,762)

Net increase (decrease) in net assets from operations	$182,896,311	$(31,951,989)

Distributions to shareholders —

Class A	$(5,308,484)	$(4,921,111)

Class C	(99,559)	(22,205)

Class I	(3,326,217)	(2,819,279)

Total distributions to shareholders	$(8,734,260)	$(7,762,595)

Transactions in shares of beneficial interest -

Proceeds from sale of shares

Class A	$8,467,795	$8,979,231

Class C	1,998,207	3,230,949

Class I	31,500,594	68,726,640

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,625,757	4,288,228

Class C	93,077	18,656

Class I	2,963,953	2,484,851

Cost of shares redeemed

Class A	(19,488,874)	(45,408,174)

Class C	(1,844,705)	(5,764,641)

Class I	(30,970,925)	(64,701,912)

Net asset value of shares converted

Class A	2,334,177	2,414,854

Class C	(2,334,177)	(2,414,854)

Net decrease in net assets from Fund share transactions	$(2,655,121)	$(28,146,172)

Net increase (decrease) in net assets	$171,506,930	$(67,860,756)

Net Assets

At beginning of period	$572,264,871	$640,125,627

At end of period	$743,771,801	$572,264,871

(1)	Includes $9,643,507 of net realized gains from redemptions in-kind.

(2)	Includes $19,447,354 of net realized gains from redemptions in-kind.

7	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Financial Highlights

	Class A

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$28.170		$29.890	$27.000	$25.240	$21.200	$23.090

Income (Loss) From Operations

Net investment income(1)	$0.154		$0.354	$0.344	$0.268	$0.292	$0.297

Net realized and unrealized gain (loss)	8.873		(1.720)	2.931	1.744	3.997	(0.354)

Total income (loss) from operations	$9.027		$(1.366)	$3.275	$2.012	$4.289	$(0.057)

Less Distributions

From net investment income	$(0.341)		$(0.339)	$(0.278)	$(0.252)	$(0.249)	$(0.286)

From net realized gain	(0.076)		(0.015)	(0.107)	—	—	(1.547)

Total distributions	$(0.417)		$(0.354)	$(0.385)	$(0.252)	$(0.249)	$(1.833)

Net asset value — End of period	$36.780		$28.170	$29.890	$27.000	$25.240	$21.200

Total Return(2)	32.28	%(3)	(4.66)%	12.35%	8.02%	20.37%	(0.17)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$468,860		$362,651	$417,533	$312,065	$308,854	$290,402

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.16	%(5)	1.17%	1.18%	1.17%	1.19%	1.21%

Net investment income	0.93	%(5)	1.25%	1.24%	1.00%	1.25%	1.40%

Portfolio Turnover of the Portfolio	1	%(3)	25%	18%	10%	30%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

8	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Financial Highlights — continued

	Class C

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$27.020		$28.580	$25.810	$24.140	$20.290	$22.160

Income (Loss) From Operations

Net investment income(1)	$0.029		$0.137	$0.150	$0.066	$0.114	$0.133

Net realized and unrealized gain (loss)	8.537		(1.673)	2.794	1.664	3.828	(0.338)

Total income (loss) from operations	$8.566		$(1.536)	$2.944	$1.730	$3.942	$(0.205)

Less Distributions

From net investment income	$(0.070)		$(0.009)	$(0.067)	$(0.060)	$(0.092)	$(0.118)

From net realized gain	(0.076)		(0.015)	(0.107)	—	—	(1.547)

Total distributions	$(0.146)		$(0.024)	$(0.174)	$(0.060)	$(0.092)	$(1.665)

Net asset value — End of period	$35.440		$27.020	$28.580	$25.810	$24.140	$20.290

Total Return(2)	31.78	%(3)	(5.38)%	11.50%	7.17%	19.48%	(0.91)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,887		$20,066	$26,672	$112,571	$125,813	$132,286

Ratios (as a percentage of average daily net assets):(4)

Expenses	1.91	%(5)	1.92%	1.93%	1.92%	1.94%	1.96%

Net investment income	0.18	%(5)	0.50%	0.58%	0.26%	0.51%	0.65%

Portfolio Turnover of the Portfolio	1	%(3)	25%	18%	10%	30%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

9	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Financial Highlights — continued

	Class I

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
			2020	2019	2018	2017	2016

Net asset value — Beginning of period	$28.080		$29.790	$26.920	$25.170	$21.140	$23.030

Income (Loss) From Operations

Net investment income(1)	$0.195		$0.421	$0.411	$0.331	$0.346	$0.348

Net realized and unrealized gain (loss)	8.838		(1.707)	2.914	1.732	3.989	(0.345)

Total income (loss) from operations	$9.033		$(1.286)	$3.325	$2.063	$4.335	$0.003

Less Distributions

From net investment income	$(0.417)		$(0.409)	$(0.348)	$(0.313)	$(0.305)	$(0.346)

From net realized gain	(0.076)		(0.015)	(0.107)	—	—	(1.547)

Total distributions	$(0.493)		$(0.424)	$(0.455)	$(0.313)	$(0.305)	$(1.893)

Net asset value — End of period	$36.620		$28.080	$29.790	$26.920	$25.170	$21.140

Total Return(2)	32.45	%(3)	(4.42)%	12.61%	8.25%	20.68%	0.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$251,025		$189,549	$195,921	$169,397	$146,032	$107,621

Ratios (as a percentage of average daily net assets):(4)

Expenses	0.91	%(5)	0.92%	0.93%	0.92%	0.94%	0.96%

Net investment income	1.18	%(5)	1.49%	1.49%	1.24%	1.48%	1.65%

Portfolio Turnover of the Portfolio	1	%(3)	25%	18%	10%	30%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Annualized.

10	See Notes to Financial Statements.

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase and effective November 5, 2020, automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a prorata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (81.2% at April 30, 2021). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2021, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date.

11

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3  Investment Adviser Fee and Other Transactions with Affiliates

Effective March 1, 2021, the Fund entered into an investment advisory agreement with Eaton Vance Management (EVM). Pursuant to the agreement, the Fund pays an investment adviser fee on its average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser and receive an advisory fee, at a per annum rate that is the same as that payable by the Portfolio. For the six months ended April 30, 2021, the Fund incurred no investment adviser fee. To the extent that the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR) to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the six months ended April 30, 2021, the administration fee amounted to $501,893.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the six months ended April 30, 2021, EVM earned $19,954 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,738 as its portion of the sales charge on sales of Class A shares for the six months ended April 30, 2021. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the six months ended April 30, 2021 amounted to $529,020 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the six months ended April 30, 2021, the Fund paid or accrued to EVD $81,926 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the six months ended April 30, 2021 amounted to $27,308 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within 12 months of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the six months ended April 30, 2021, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Investment Transactions

For the six months ended April 30, 2021, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,755,691 and $18,835,421, respectively. Decreases in the Fund’s investment in the Portfolio include distributions of securities as the result of redemptions in-kind of $14,669,617.

12

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

Class A	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	249,608	316,504

Issued to shareholders electing to receive payments of distributions in Fund shares	145,510	140,690

Redemptions	(596,190)	(1,635,502)

Converted from Class C shares	73,040	83,618

Net decrease	(128,032)	(1,094,690)

Class C	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	61,960	116,457

Issued to shareholders electing to receive payments of distributions in Fund shares	3,030	634

Redemptions	(57,616)	(220,846)

Converted to Class A shares	(76,071)	(86,914)

Net decrease	(68,697)	(190,669)

Class I	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

Sales	954,827	2,519,355

Issued to shareholders electing to receive payments of distributions in Fund shares	93,737	81,954

Redemptions	(944,733)	(2,427,269)

Net increase	103,831	174,040

13

Tax-Managed Value Portfolio

April 30, 2021

Portfolio of Investments (Unaudited)

Common Stocks — 99.9%
Security	Shares	Value

Aerospace & Defense — 2.2%

Hexcel Corp.(1)	190,373	$10,738,941

Raytheon Technologies Corp.	113,000	9,406,120

		$20,145,061

Banks — 17.3%

Bank of America Corp.	584,365	$23,684,314

Citigroup, Inc.	81,079	5,776,068

JPMorgan Chase & Co.	345,410	53,127,512

KeyCorp.	669,553	14,569,473

PNC Financial Services Group, Inc. (The)	142,029	26,552,322

Truist Financial Corp.	257,513	15,273,096

U.S. Bancorp	187,164	11,108,183

Wells Fargo & Co.	188,847	8,507,557

		$158,598,525

Building Products — 0.5%

Carrier Global Corp.	113,000	$4,924,540

		$4,924,540

Capital Markets — 4.8%

Ameriprise Financial, Inc.	32,971	$8,519,707

Goldman Sachs Group, Inc. (The)	62,358	21,728,645

Raymond James Financial, Inc.	107,736	14,089,714

		$44,338,066

Consumer Finance — 1.0%

American Express Co.	59,190	$9,076,786

		$9,076,786

Containers & Packaging — 3.7%

Ball Corp.	203,965	$19,099,283

Packaging Corp. of America	102,107	15,076,098

		$34,175,381

Diversified Telecommunication Services — 2.9%

Verizon Communications, Inc.	462,890	$26,750,413

		$26,750,413

Electric Utilities — 3.3%

NextEra Energy, Inc.	392,766	$30,443,293

		$30,443,293

Security	Shares	Value

Electrical Equipment — 1.0%

Rockwell Automation, Inc.	33,916	$8,962,642

		$8,962,642

Entertainment — 1.6%

Walt Disney Co. (The)(1)	77,371	$14,392,553

		$14,392,553

Equity Real Estate Investment Trusts (REITs) — 3.8%

AvalonBay Communities, Inc.	47,915	$9,199,680

Boston Properties, Inc.	59,105	6,463,132

CubeSmart	174,330	7,381,132

Mid-America Apartment Communities, Inc.	77,009	12,115,826

		$35,159,770

Food Products — 4.1%

General Mills, Inc.	111,500	$6,785,890

Mondelez International, Inc., Class A	232,313	14,126,954

Nestle S.A.	138,900	16,575,033

		$37,487,877

Health Care Equipment & Supplies — 2.4%

Medtronic PLC	47,517	$6,220,926

Stryker Corp.	58,093	15,256,964

		$21,477,890

Health Care Providers & Services — 1.5%

UnitedHealth Group, Inc.	34,362	$13,703,566

		$13,703,566

Household Durables — 1.1%

D.R. Horton, Inc.	99,360	$9,766,094

		$9,766,094

Industrial Conglomerates — 2.0%

Honeywell International, Inc.	83,731	$18,675,362

		$18,675,362

Insurance — 1.9%

Arch Capital Group, Ltd.(1)	183,981	$7,305,885

Travelers Cos., Inc. (The)	64,030	9,902,880

		$17,208,765

14	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Interactive Media & Services — 4.2%

Alphabet, Inc., Class A(1)	7,924	$18,649,134

Alphabet, Inc., Class C(1)	8,199	19,760,574

		$38,409,708

IT Services — 3.0%

Cognizant Technology Solutions Corp., Class A	207,422	$16,676,729

Visa, Inc., Class A	44,697	10,439,431

		$27,116,160

Life Sciences Tools & Services — 2.1%

Thermo Fisher Scientific, Inc.	40,907	$19,235,699

		$19,235,699

Machinery — 5.0%

Caterpillar, Inc.	31,137	$7,102,661

Ingersoll Rand, Inc.(1)	353,722	17,477,404

Otis Worldwide Corp.	56,500	4,399,655

Parker-Hannifin Corp.	32,913	10,328,428

Stanley Black & Decker, Inc.	32,241	6,666,472

		$45,974,620

Multi-Utilities — 2.9%

CMS Energy Corp.	68,853	$4,433,445

Sempra Energy	162,537	22,360,215

		$26,793,660

Oil, Gas & Consumable Fuels — 4.7%

Chevron Corp.	182,306	$18,790,279

EOG Resources, Inc.	85,021	6,260,947

Phillips 66	217,699	17,614,026

		$42,665,252

Personal Products — 3.2%

Estee Lauder Cos., Inc. (The), Class A	94,712	$29,720,626

		$29,720,626

Pharmaceuticals — 7.9%

Eli Lilly & Co.	76,320	$13,949,006

Johnson & Johnson	152,761	24,858,798

Merck & Co., Inc.	167,049	12,445,150

Royalty Pharma PLC, Class A(2)	82,011	3,608,484

Zoetis, Inc.	101,295	17,527,074

		$72,388,512

Security	Shares	Value

Road & Rail — 1.2%

Union Pacific Corp.	50,876	$11,299,051

		$11,299,051

Semiconductors & Semiconductor Equipment — 2.7%

Intel Corp.	258,430	$14,867,478

QUALCOMM, Inc.	69,710	9,675,748

		$24,543,226

Software — 1.1%

Microsoft Corp.	25,630	$6,463,374

Oracle Corp.	52,884	4,008,078

		$10,471,452

Specialty Retail — 4.5%

Best Buy Co., Inc.	84,496	$9,824,350

Home Depot, Inc. (The)	81,060	26,236,690

TJX Cos., Inc. (The)	68,155	4,839,005

		$40,900,045

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	108,645	$14,282,472

		$14,282,472

Textiles, Apparel & Luxury Goods — 0.7%

Capri Holdings, Ltd. (1)	50,373	$2,774,545

Lululemon Athletica, Inc.(1)	10,813	3,625,274

		$6,399,819

Total Common Stocks (identified cost $362,827,424)		$915,486,886

Short-Term Investments — 0.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(3)	3,518,092	$3,518,092

Total Short-Term Investments (identified cost $3,518,092)		$3,518,092

Total Investments — 100.3% (identified cost $366,345,516)		$919,004,978

Other Assets, Less Liabilities — (0.3)%		$(2,431,916)

Net Assets — 100.0%		$916,573,062

15	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Portfolio of Investments (Unaudited) — continued

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at April 30, 2021. The aggregate market value of securities on loan at April 30, 2021 was $3,572,360.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2021.

16	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2021

Unaffiliated investments, at value including $3,572,360 of securities on loan (identified cost, $362,827,424)	$915,486,886

Affiliated investment, at value (identified cost, $3,518,092)	3,518,092

Cash	79,147

Dividend receivable	648,419

Dividends receivable from affliated investment	198

Securities lending income receivable	500

Tax reclaims receivable	312,829

Total assets	$920,046,071

Liabilities

Payable for investments purchased	$2,784,781

Payable to affiliates:

Investment adviser fee	472,236

Trustees’ fees	3,495

Accrued expenses	212,497

Total liabilities	$3,473,009

Net Assets applicable to investors’ interest in Portfolio	$916,573,062

17	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2021

Dividends (net of foreign taxes, $69,547)	$8,608,624

Dividends from affiliated investment	1,034

Securities lending income, net	9,435

Total investment income	$8,619,093

Expenses

Investment adviser fee	$2,640,475

Trustees’ fees and expenses	20,888

Custodian fee	98,877

Legal and accounting services	32,348

Miscellaneous	13,540

Total expenses	$2,806,128

Net investment income	$5,812,965

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$13,362,949	(1)

Foreign currency transactions	(927)

Net realized gain	$13,362,022

Change in unrealized appreciation (depreciation) —

Investments	$207,848,892

Foreign currency	1,122

Net change in unrealized appreciation (depreciation)	$207,850,014

Net realized and unrealized gain	$221,212,036

Net increase in net assets from operations	$227,025,001

(1)	Includes $11,884,136 of net realized gains from redemptions in-kind.

18	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2021 (Unaudited)	Year Ended October 31, 2020

From operations —

Net investment income	$5,812,965	$12,697,018

Net realized gain	13,362,022 (1)	23,011,031 (2)

Net change in unrealized appreciation (depreciation)	207,850,014	(72,164,239)

Net increase (decrease) in net assets from operations	$227,025,001	$(36,456,190)

Capital transactions —

Contributions	$8,014,599	$12,741,621

Withdrawals	(23,173,642)	(59,826,240)

Net decrease in net assets from capital transactions	$(15,159,043)	$(47,084,619)

Net increase (decrease) in net assets	$211,865,958	$(83,540,809)

Net Assets

At beginning of period	$704,707,104	$788,247,913

At end of period	$916,573,062	$704,707,104

(1)	Includes $11,884,136 of net realized gains from redemptions in-kind.

(2)	Includes $23,935,485 of net realized gains from redemptions in-kind.

19	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Financial Highlights

	Six Months Ended April 30, 2021 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2020	2019	2018	2017	2016

Ratios (as a percentage of average daily net assets):

Expenses	0.68	%(1)	0.68%	0.68%	0.68%	0.69%	0.69%

Net investment income	1.41	%(1)	1.73%	1.74%	1.49%	1.74%	1.91%

Portfolio Turnover	1	%(2)	25%	18%	10%	30%	45%

Total Return	32.58	%(2)	(4.18)%	12.90%	8.55%	20.97%	0.35%

Net assets, end of period (000’s omitted)	$916,573		$704,707	$788,248	$730,479	$712,901	$646,452

(1)	Annualized.

(2)	Not annualized.

20	See Notes to Financial Statements.

Tax-Managed Value Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing primarily in value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2021, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 81.2% and 18.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Portfolio has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2021, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

21

Tax-Managed Value Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to April 30, 2021 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR) as compensation for investment advisory services rendered to the Portfolio. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and BMR became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, the Portfolio entered into a new investment advisory agreement (the “New Agreement”) with BMR, which took effect on March 1, 2021. The Portfolio’s prior fee reduction agreement was incorporated into the New Agreement. Pursuant to the New Agreement (and the Portfolio’s investment advisory agreement with BMR in effect prior to March 1, 2021), the investment adviser fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million but less than $1 billion, 0.600% from $1 billion but less than $2 billion, 0.575% from $2 billion but less than $5 billion and 0.555% on average daily net assets of $5 billion and over, and is payable monthly. For the six months ended April 30, 2021, the Portfolio’s investment adviser fee amounted to $2,640,475 or 0.64% (annualized) of the Portfolio’s average daily net assets. The Portfolio may invest its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $16,332,650 and $10,963,190, respectively, for the six months ended April 30, 2021. In-kind sales for the six months ended April 30, 2021 aggregated $14,669,617.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$369,041,868

Gross unrealized appreciation	$549,973,346

Gross unrealized depreciation	(10,236)

Net unrealized appreciation	$549,963,110

22

Tax-Managed Value Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 26, 2021. Borrowings are made by the Portfolio solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2020, an upfront fee and arrangement fee totaling $950,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2021.

6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Portfolio on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Portfolio earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Portfolio earns a negotiated lending fee from the borrower. A portion of the income earned by the Portfolio from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Portfolio is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Portfolio and cannot be sold or re-pledged by the Portfolio; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Portfolio is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Portfolio in the event of default by a borrower with respect to a loan. The Portfolio bears the risk of loss with respect to the investment of cash collateral.

At April 30, 2021, the value of the securities loaned (all common stocks) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $3,572,360 and $3,687,702, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Portfolio and borrower has the option to terminate a loan at any time.

7  Investments in Affiliated Funds

At April 30, 2021, the value of the Portfolio’s investment in affiliated funds was $3,518,092, which represents 0.4% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the six months ended April 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$457,105	$14,724,977	$(11,663,990)	$—	$—	$3,518,092	$1,034	3,518,092

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

23

Tax-Managed Value Portfolio

April 30, 2021

Notes to Financial Statements (Unaudited) — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2021, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$79,552,674	$—		$—	$79,552,674

Consumer Discretionary	57,065,958	—		—	57,065,958

Consumer Staples	50,633,470	16,575,033		—	67,208,503

Energy	42,665,252	—		—	42,665,252

Financials	229,222,142	—		—	229,222,142

Health Care	126,805,667	—		—	126,805,667

Industrials	109,981,276	—		—	109,981,276

Information Technology	76,413,310	—		—	76,413,310

Materials	34,175,381	—		—	34,175,381

Real Estate	35,159,770	—		—	35,159,770

Utilities	57,236,953	—		—	57,236,953

Total Common Stocks	$898,911,853	$16,575,033	*	$—	$915,486,886

Short-Term Investments	$—	$3,518,092		$—	$3,518,092

Total	$898,911,853	$20,093,125		$—	$919,004,978

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9  Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Portfolio’s performance, or the performance of the securities in which the Portfolio invests.

24

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

Eaton Vance Tax-Managed Value Fund (the “Fund”) held a Joint Special Meeting of Shareholders on February 18, 2021 for the following purposes: (1) to approve a new investment advisory agreement with Eaton Vance Management to serve as the Fund’s investment adviser (“Proposal 1”); and (2) to provide voting instructions to the Fund, which invests pursuant to a master-feeder arrangement, with respect to the approval of a new investment advisory agreement with Boston Management and Research to serve as investment adviser to Tax-Managed Value Portfolio (“Proposal 2”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)

Proposal 1	9,408,466.645	260,389.904	518,628.997	0

Proposal 2	9,364,343.614	262,455.462	560,686.470	0

(1)	Fractional shares were voted proportionately.

(2)

Abstentions and broker non-votes (i.e., shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter) were treated as shares that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on each Proposal.

Interestholder Meeting

Tax-Managed Value Portfolio (the “Portfolio”) held a Joint Special Meeting of Interestholders on February 19, 2021 in order to approve a new investment advisory agreement with Boston Management and Research to serve as the Portfolio’s investment adviser (the “Proposal”). The interestholder meeting results are as follows:

For	Against	Abstain(1)

91.383%	2.523%	6.094%

Results may not total 100% due to rounding.

(1)	Abstentions were treated as interests that were present at the meeting for purposes of establishing a quorum, but had the effect of a negative vote on the Proposal.

25

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory and, as applicable, sub-advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Tax-Managed Value Fund and Tax-Managed Value Portfolio. As defined below, Eaton Vance Tax-Managed Value Fund is a New IAA Series.

Fund	Investment Adviser	Investment Sub-Adviser

Eaton Vance Tax-Managed Value Fund	Eaton Vance Management	None

Tax-Managed Value Portfolio	Boston Management and Research	None

At a meeting held on November 24, 2020 (the “November Meeting”), the Board of each Eaton Vance open-end Fund, including the portfolios (each, a “Portfolio”) in which each such Fund invests, as applicable (each, a “Fund” and, collectively, the “Funds”), which also includes each Fund organized as a feeder fund in a master-feeder structure that does not currently have an investment advisory agreement or, as applicable, an investment sub-advisory agreement in place (the “New IAA Series”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds, Eaton Vance Management (“EVM”) or Boston Management and Research (“BMR” and, together with EVM, the “Advisers”), voted to approve a new investment advisory agreement between each Fund and either EVM or BMR (the “New Investment Advisory Agreements”) and, for certain Funds, a new investment sub-advisory agreement between an Adviser and the applicable Sub-Adviser (the “New Investment Sub-Advisory Agreements”(1) and, together with the New Investment Advisory Agreements, the “New Agreements”), each of which is intended to go into effect upon the completion of the Transaction (as defined below), as more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by the Advisers, the Sub-Advisers, and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendation. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Investment Advisory Agreement and, as applicable, New Investment Sub-Advisory Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from the Advisers and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by the Advisers and Morgan Stanley, their respective affiliates, and, as applicable, the Sub-Advisers during meetings on November 5, 2020, November 10, 2020, November 13, 2020, November 17, 2020 and November 24, 2020.

During its meetings on November 10, 2020 and November 17, 2020, the Contract Review Committee further discussed the approval of the New Agreements with senior representatives of the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley. The representatives from the Advisers, the Affiliated Sub-Advisers, and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered the Advisers’, the Affiliated Sub-Advisers’ and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

(1)

With respect to certain of the Funds, the applicable Adviser is currently a party to a sub-advisory agreement (collectively, the “Current Sub-Advisory Agreements”) with Atlanta Capital Management Company, LLC (“Atlanta Capital”), BMO Global Asset Management (Asia) Limited, Eaton Vance Advisers International Ltd. (“EVAIL”), Goldman Sachs Asset Management, L.P., Hexavest Inc. (“Hexavest”), Parametric Portfolio Associates LLC (“Parametric”) or Richard Bernstein Advisors LLC (collectively, the “Sub-Advisers” and, with respect to Atlanta Capital, EVAIL, Hexavest and Parametric, each an affiliate of the Advisers, the “Affiliated Sub-Advisers”). Accordingly, references to the “Sub-Advisers,” the “Affiliated Sub-Advisers” or the “New Sub-Advisory Agreements” are not applicable to all Funds.

26

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impacts, of the Transaction that relate to the Funds, including the expected impacts on the businesses conducted by the Advisers, the Affiliated Sub-Advisers and Eaton Vance Distributors, Inc., as the distributor of Fund shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•	A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to personnel and/or other resources of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as a result of the Transaction, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of the Advisers and their affiliates, including the Affiliated Sub-Advisers, as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements for Funds other than the New IAA Series

•	A representation that, after the Closing, all of the Funds will continue to be advised by their current Adviser and Sub-Adviser, as applicable;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and its Adviser (collectively, the “Current Advisory Agreements”) and, as applicable, the current investment sub-advisory agreement between a Fund and a Sub-Adviser (together with the Current Advisory Agreements, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about the New Agreements for the New IAA Series

•	Information regarding the terms of the New Agreements;

•

Information confirming that no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

27

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the Advisers in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by the Adviser and the Sub-Adviser to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•

Profitability analyses of the Advisers and the Affiliated Sub-Advisers, as applicable, with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Transaction, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about any changes to the policies and practices of the Advisers and, as applicable, each Fund’s Sub-Adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about the Advisers and the Sub-Advisers

•

Information about the financial results and condition of the Advisers and the Affiliated Sub-Advisers since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Information regarding contemplated changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable, post-Closing;

•	The Code of Ethics of the Advisers and their affiliates, including the Affiliated Sub-Advisers, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the Advisers and their affiliates, including the Affiliated Sub-Advisers, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the Advisers and their affiliates, including the Affiliated Sub-Advisers;

•	A description of the Advisers’ oversight of the Sub-Advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by the Advisers and their affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by EVM and/or administrator to each of the Funds;

•	Confirmation that the Advisers intend to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that the Advisers’ current senior management teams have indicated their strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of the Advisers and the Sub-Advisers regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received and participated in reports and presentations provided by the Advisers and their affiliates, including the Affiliated Sub-Advisers, with respect to such matters.

28

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by the Advisers and, as applicable, the Sub-Advisers under the Current Agreements (for the New IAA Series, the Board considered the nature, extent and quality of services provided to the respective Portfolios, as applicable). In evaluating the nature, extent and quality of services to be provided by the Advisers and the Sub-Advisers under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers and the Sub-Advisers, and that Morgan Stanley and the Advisers have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, extent and quality of services provided by the Advisers and the Sub-Advisers, as applicable, to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and the Advisers and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and the Advisers’ commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers, and existing Morgan Stanley affiliates and their respective personnel.

The Board considered the Advisers’ and the Sub-Advisers’ management capabilities and investment processes in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of the Advisers’ and, as applicable, the Sub-Advisers’ investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Advisers and other factors, including the reputation and resources of the Advisers to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and the Advisers regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from the Advisers and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers or their affiliates may be subject in managing the Funds and in connection with the Transaction.

The Board considered the compliance programs of the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Advisers and their affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of the Advisers and the Sub-Advisers, the Board noted information regarding the impacts of the Transaction, as well as the Advisers’ and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for the Advisers, the Affiliated Sub-Advisers and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by the Advisers and their affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has

29

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanation from the applicable Adviser concerning the Fund’s relative performance versus its peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, the Advisers and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by the Advisers and their affiliates, including the Affiliated Sub-Advisers, and that the Transaction was not expected to have an adverse effect on the ability of the Advisers and their affiliates, including the Affiliated Sub-Advisers, to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by the Advisers and the Sub-Advisers, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by the Advisers in response to inquiries from the Contract Review Committee. The Board considered that the New Agreements do not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund. The Board also considered that, for the New IAA Series, no increase in management fees will result from the New Agreements because the Adviser will not charge a management fee with respect to New IAA Series assets invested in an underlying Portfolio or other investment company for which the Adviser or its affiliates serve as investment adviser and receive an advisory fee.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by the Advisers and the Sub-Advisers to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services the Advisers and the Sub-Advisers, as applicable, provide to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Advisers and such Sub-Advisers as between each Fund and other types of accounts.

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by the Advisers and the Sub-Advisers, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by the Advisers and relevant affiliates thereof, including the Affiliated Sub-Advisers, in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Advisers and their affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Advisers and their affiliates, including the Sub-Advisers, were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and the Advisers are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from the Advisers and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by the Advisers and their affiliates, including the Affiliated Sub-Advisers, in connection with their respective relationships with the Funds, including the benefits of research services that may be available to the Advisers and their affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by the Advisers and their affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by the Advisers and their affiliates in connection with services provided pursuant to the Current Advisory Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of the Advisers and their affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

30

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Board of Trustees’ Contract Approval — continued

Economies of Scale

The Board also considered the extent to which the Advisers and their affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Advisers and their affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and the Advisers are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by the Advisers, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by its Adviser.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

31

Eaton Vance

Tax-Managed Value Fund

April 30, 2021

Officers and Trustees

Officers of Eaton Vance Tax-Managed Value Fund

Eric A. Stein

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Officers of Tax-Managed Value Portfolio

Edward J. Perkin

President

Deidre E. Walsh

Vice President

Maureen A. Gemma

Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance Tax-Managed Value Fund and Tax-Managed Value Portfolio

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

32

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

33

Eaton Vance Funds

Privacy Notice — continued	April 2021

Page 2

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

34

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Value Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Tax-Managed Value Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7715    4.30.21

Item 2.	Code of Ethics

Not required in this filing.

Item 3.	Audit Committee Financial Expert

Not required in this filing.

Item 4.	Principal Accountant Fees and Services

Not required in this filing.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	June 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 24, 2021
By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	June 24, 2021